UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:

Robert Griffith, Esq.	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds Annual Report October 31, 2023 Dividend Focus Funds Income Builder Rising Dividend Growth

Dividend Focus Funds

∎	INCOME BUILDER

∎	RISING DIVIDEND GROWTH

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

FUND RESULTS

Goldman Sachs Income Builder Fund

Investment Objective The Fund seeks to provide income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team, the Goldman Sachs Fixed Income Investment Management Team, and the Goldman Sachs Multi-Asset Solutions (“MAS”) Group, collectively the Goldman Sachs Income Builder Team (the “Income Builder Team”), discuss the Goldman Sachs Income Builder Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated 2.30%, 1.52%, 2.61%, 2.49%, 2.62% and 2.62%, respectively. These returns compare to the 0.13% and 5.43% average annual total returns of the Russell 1000® Value Index (with dividends reinvested) (the “Russell Value Index”) and the ICE BofAML BB to B U.S. High Yield Constrained Index (the “ICE BofA Index”), respectively, during the same period.

The Fund is a dynamically managed multi-asset class portfolio with a baseline allocation of 60% to fixed income securities and 40% to equity securities. In seeking to meet its investment objective, the Fund has the flexibility to opportunistically tilt the allocation to fixed income and equity securities up to 15% above or below that baseline allocation. The Fund seeks to provide a high and stable income stream plus capital appreciation, with lower volatility than the equity market. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Income Builder Team evaluates such securities’ relative attractiveness based on, among other factors, income opportunities, market valuations, economic growth and inflation prospects.

Because of these stated goals of the Fund, the Income Builder Team believes the returns of the Russell Value Index and the ICE BofA Index should be considered for reference only.

Q	What was the Fund’s 12-month distribution rate and what was its 30-Day SEC yield during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares provided 12-month distribution rates of 4.48%, 3.82%, 4.67%, 4.61%, 4.68% and 4.68%, respectively. (The 12-month distribution rate is calculated by taking the sum of all cash distributions to shareholders over the past 12 months and dividing this sum by the Fund’s month-end net asset value (“NAV”) for the last month of the period. This rate includes capital gain/loss distributions, if any. This is not an SEC yield.) On October 31, 2023, the Fund’s 30-Day Standardized Subsidized SEC yields for its Class A, Class C, Institutional, Investor, Class R6 and Class P Shares were 4.97%, 4.26%, 5.29%, 5.21%, 5.30%, and 5.30%, respectively. (The 30-Day Standardized Subsidized SEC Yield is calculated in accordance with SEC regulations and is determined by dividing the Fund’s net investment income per share earned over the 30-day period by the Fund’s maximum public offering price per share on the last day of such period, which figure is then annualized. The 30-Day Standardized Subsidized SEC Yield may differ from the distribution rate because of the exclusion of distributed capital gains. The 30-Day Standardized Subsidized SEC Yield reflects any fee waivers and/or expense reimbursements in effect during the period, without which the yield would be reduced.)

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A

During the Reporting Period, the financial markets and the Fund were most influenced by Federal Reserve (“Fed”) monetary policy, rising interest rates, inflation and macroeconomic data, geopolitical events, and U.S. and European banking stress.

In November 2022, when the Reporting Period began, U.S. equities recorded solid gains, with the S&P 500® Index marking its first back-to-back monthly gain since August 2021. The primary catalyst driving U.S. equities higher was the notion that the Fed could begin to slow the pace of interest rate hikes. Although the Fed implemented a 75 basis point rate hike at the beginning of the month, broad messaging from policymakers suggested a strong preference to slow the pace of interest rate hikes to allow them to evaluate the impact of the significant tightening during the 2022 year to date. (A basis point is 1/100th of a percentage point.) Third quarter corporate earnings season provided disappointing results, with companies reporting results below the five-year average. In fixed income, the performance of spread, or non-government bond, sectors was generally positive, as spreads, or yield differentials, narrowed on hopes

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FUND RESULTS

of a peak in policy hawkishness driven by tentative signs of easing inflation and rising optimism about China relaxing its stringent COVID-19 restrictions. (Hawkish tends to suggest higher interest rates; opposite of dovish.)

In December 2022, U.S. equities and spread sectors declined amid a variety of contradictory macroeconomic developments, highlighted by a noticeably hawkish Fed, consumer resilience, and data supporting the themes of slowing economic growth. Still, there were market expectations for a reduction in the pace of tightening, which was realized when the Fed announced a 50 basis point rate hike at its December policy meeting. Positive inflation developments further supported aspirations for a peak in the Fed tightening cycle, with October and November inflation numbers coming in cooler than expected. On the geopolitical front, the most constructive takeaways came from China’s zero-COVID pivot and pro-growth focus, along with Europe’s warmer than anticipated weather, which eased worries about an energy crisis.

During the first quarter of 2023, U.S. equities and spread sectors broadly advanced, as investors appeared optimistic that the Fed might be nearing the end of its interest rate hiking schedule. Overall, signs of disinflation tempered fears of renewed aggressive monetary tightening, while economic reopening in China and abating recession risks in Europe supported the economic growth outlook. At the beginning of February, the Fed stepped down its pace of interest rate increases to 25 basis points but also indicated policymakers thought “ongoing” rate hikes would be appropriate, a modestly hawkish surprise. Also in February, the release of unexpectedly strong U.S. economic and labor market data raised concerns about the “stickiness” (that is, the persistence) of inflation, leading market participants to anticipate further monetary policy tightening. At its March meeting, the Fed implemented another 25 basis point rate hike, projected a weak economic outlook for the rest of 2023, and struck a more cautious tone on the forward path for rate increases. Consensus forecasts for the Fed’s interest rate path subsequently took a dovish turn due to an abrupt banking sector crisis that was driven in part by rising interest rates. Meanwhile, fourth quarter 2022 corporate earnings disappointed, as margins came under pressure from persistently high input costs and weaker demand. However, the labor market outlook appeared to be positive due to supply-chain enhancements, ongoing consumer resilience, and consensus expectations for inflation pressures to diminish as 2023 progressed.

U.S. equities rallied during the second quarter of 2023, while spread sectors were volatile. Within equites, strength was broadly driven by disinflation momentum, an upswing in soft landing expectations, consumer resilience, a better than consensus expected first quarter corporate earnings season, and persistent enthusiasm around artificial intelligence (“AI”), including the possibility of a boom in AI-related chipmakers. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.) Growth stocks significantly outperformed their value counterparts during the second quarter, with mega-cap technology stocks accounting for the vast majority of gains among U.S. large-cap stocks. First quarter corporate earnings were well above their one-year averages due to a combination of pricing power, supply-chain normalizations, cost-cutting initiatives and margin expansion. In fixed income, bond yields fluctuated in response to sticky inflation data, signs of moderating economic growth, developments in the banking sector and concerns over tightening credit conditions. In May, the Fed raised interest rates 25 basis points, signaling willingness to pause further interest rate actions if U.S. inflation showed signs of moderating and because tighter credit conditions from recent banking sector stress were “likely to weigh on economic activity, hiring, and inflation.” Spread sectors broadly strengthened in June, as investors priced in the view the U.S. would avoid recession and as the Fed opted for a hawkish pause. In other words, the Fed halted monetary policy action for the first time in more than a year but still maintained higher-for-longer messaging on interest rates.

After strong performance during July and August 2023, U.S. equities sold off in September, recording a decline for the third quarter overall. Spread sectors also retreated amid significant interest rate volatility. While U.S. economic activity remained resilient, investor sentiment weakened due to a pickup in soft landing concerns, surging energy prices and disinflationary pressures on corporate earnings. The potential of a U.S. federal government shutdown and Fitch Ratings’ downgrade in August of the U.S. credit rating weighed further on investor sentiment. The Fed acted in line with consensus forecasts, hiking interest rates 25 basis points in July and keeping rates unchanged in September. Meanwhile, corporate earnings declined, marking a third consecutive quarter of negative earnings growth for S&P 500® Index companies. On the geopolitical front, concerns around China’s economy persisted. Weaker than consensus expected data in China reflected a short-lived service sector rebound, while exports remained soft and the country’s property sector slump persisted.

October 2023 was a challenging month for risk assets overall. U.S. equities broadly declined, with energy stocks generally trailing the market amid a pullback in crude oil prices. Bond yields rose to multi-year highs driven by better than consensus estimated U.S. economic growth prospects and, in turn, lowered expectations for potential Fed interest rate cuts in 2024. Corporate earnings growth moderated but remained better than previously expected. Ongoing geopolitical pressures, including the outbreak of war in the Middle East, also weighed on investor sentiment.

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FUND RESULTS

For the Reporting Period overall, U.S. large-cap equities, as measured by the S&P 500® Index, recorded a double-digit positive absolute return. Growth-oriented stocks significantly outperformed value-oriented stocks, with both producing positive absolute returns overall. The broad fixed income market, including high yield corporate bonds and bank loans, produced positive absolute returns during the Reporting Period overall.

Q	What was the Fund’s asset allocation positioning during the Reporting Period, and what effect did it have on performance?

A

At the beginning of the Reporting Period, the Fund was invested 51.7% in fixed income and 41.9% in equities, with the balance in cash and cash equivalents. This breakout is inclusive of equity derivatives exposure but does not necessarily include the cash to support those positions. Derivatives positions are mostly supported by cash held in the Fund specifically to cover its exposure and any potential margin calls or future losses experienced.

The Fund’s duration position increased—from approximately 3.0 years at the start of the Reporting Period to 3.23 years at the end of the Reporting Period—as the Income Builder Team moved it closer to its long-term target. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.) This was accomplished through greater exposure to risk assets, specifically interest rate derivatives and emerging markets debt. We modestly upsized the Fund’s holdings of interest rate swaps in May and July 2023, and we added an allocation to 10-year U.S. Treasury futures in September. Between November 2022 and January 2023, we increased the Fund’s allocations to external emerging markets bonds and emerging markets corporate bonds. During the Reporting Period overall, the Fund’s duration positioning strategy had a rather neutral impact on performance.

The Fund’s fixed income allocation remained rather consistent during the Reporting Period, with the Income Builder Team actively managing allocations at the security level and in terms of credit quality. That said, as mentioned previously, we increased the Fund’s allocations to external emerging markets bonds and emerging markets corporate bonds to extend the Fund’s duration. In addition, during the course of the Reporting Period, we increased the Fund’s fixed income allocation’s credit quality, moderately increasing its exposure to investment grade corporate bonds and decreasing its exposure to bank loans. The fixed income allocation had a positive impact on the Fund’s returns during the Reporting Period overall.

The Fund’s equity allocation also remained rather consistent during the Reporting Period, though the Income Builder Team adjusted the Fund’s positioning to reflect its dynamic views. In February 2023, we eliminated an investment in EURO STOXX® Banks futures, through which the Fund had gained long exposure to European banks equities. In June, we reduced the Fund’s allocations to global real estate securities and global infrastructure securities, reallocating the proceeds to an exchange-traded fund (“ETF”) through which the Fund would gain exposure to U.S. large-cap Nasdaq-100® Index equities. In October, we marginally increased the Fund’s positions in global infrastructure securities and U.S. large cap stocks, the latter through S&P 500® Index futures, while trimming the Fund’s allocation to the Nasdaq-100® Index ETF. Overall, during the Reporting Period, the Fund’s equity allocation added to the Fund’s performance.

At the end of the Reporting Period, the Fund was invested 57.4% in fixed income and 40.9% in equities, with the balance in cash and cash equivalents.

Q	What key factors had the greatest impact on the performance of the Fund’s fixed income allocation during the Reporting Period?

A

During the Reporting Period, the Fund’s fixed income allocation recorded positive absolute returns, driven mostly by its exposure to high yield corporate bonds. High yield corporate bonds outperformed investment grade corporate bonds during the Reporting Period, with both generating gains. The fixed income allocation also benefited from exposure to bank loans, which broadly produced positive returns during the Reporting Period. In addition, the Fund’s exposures to external emerging markets bonds and emerging markets corporate bonds were advantageous, with both positions recording gains.

Q	Were any significant purchases or sales made within the fixed income allocation of the Fund during the Reporting Period?

A

During the Reporting Period, the Fund established a position in the high yield corporate bonds of Republic Services, a provider of non-hazardous waste disposal services. In our view, the company benefits from a stable revenue base due to its strong position in the U.S. solid waste management industry. In addition, we believe its 2022 acquisition of U.S. Ecology, which focuses on hazardous waste disposal, complements Republic Services’ solid waste disposal footprint. In September 2023, Fitch Ratings upgraded the company’s debt to A- from BBB+, citing the stability of the underlying business, its larger scale and an improvement in credit metrics.

Among other notable purchases during the Reporting Period were the high yield corporate bonds of The Cigna Group (“Cigna”). The Income Builder team believes Cigna is a stable BBB-rated credit because of its scale as one of the U.S.’s largest private health insurance and health services companies and its relatively low underwriting risk due to its focus on ASO (or administrative services only). Since its 2008 acquisition of pharmacy benefit manager Express Scripts, Cigna has vertically integrated its offering, which we think will help control its health care spending growth thanks to the holistic management of medical and pharmacy costs.

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FUND RESULTS

Moreover, revenue diversification has substantially increased Cigna’s cash flows from unregulated sources, giving the company more financial flexibility, including in its debt reduction efforts.

Conversely, among positions exited during the Reporting Period was the Fund’s investment in the high yield corporate bonds of CSC Holdings, a provider of broadband, video and voice services to residential and business customers. We sold the Fund’s position after Moody’s Investors Service downgraded the company’s credit rating to B3 from B2 with a stable outlook due to deteriorating credit metrics, rising leverage, elevated capital intensity and weaker financials.

Q	What changes were made to the Fund’s fixed income allocation during the Reporting Period?

A

As mentioned previously, the Fund’s fixed income allocation remained rather consistent during the Reporting Period, with the Income Builder Team actively managing allocations at the security level and in terms of credit quality. We increased the overall credit quality of the fixed income allocation by adding moderately to its exposure to investment grade corporate bonds, improving the credit quality of its holdings of high yield corporate bonds and reducing its exposure to bank loans.

In terms of market segments, we increased the Fund’s exposure to banks during the Reporting Period, as we grew more cautious about the outlook for the global economy. Banks largely exceeded consensus expectations for second quarter 2023 earnings, with relatively stable deposits and asset quality, despite rising deposit costs, which caused net interest margins to compress. Non-financial earnings were largely in line as supply chains normalized following pandemic stresses. At the end of the Reporting Period, consensus estimates pointed to improved growth in the latter part of 2023, supported by continued strong employment. Additionally, during the Reporting Period, we increased the Fund’s energy exposure because we expected energy companies to maintain spending discipline should crude oil prices stabilize and electronics inventories decline, as widely anticipated, amid the recovery in end markets. On the other hand, we reduced the Fund’s exposure to telecommunications, as we believed these companies faced secular declines arising from meaningful challenges from cable competition and elevated capital expenditure levels needed to remedy historical network underinvestment.

Q	What key factors had the greatest impact on the performance of the Fund’s equity allocation during the Reporting Period?

A

During the Reporting Period, the Fund’s equity allocation produced positive absolute returns, with stock selection in the financials, information technology and materials sectors adding most to performance. Conversely, stock selection in the communication services and utilities sectors detracted from the Fund’s returns.

Q	Which stocks contributed most to the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was helped by its positions in Eli Lilly and Company, Schneider Electric and Dell Technologies.

Eli Lilly and Company (“Eli Lilly”), which engages in the discovery, development and sale of pharmaceutical products, was a top contributor to the Fund’s performance during the Reporting Period. The company’s share price surged on news of better than consensus estimated first and second quarter 2023 financial results, which included accelerated revenue growth, with impressive performances by growth products (i.e., those designed to increase the value and user base for an existing product) and soaring demand for new products. Eli Lilly also saw notable results from its trial of a new obesity drug, which showed greater weight loss results compared to similar products. According to certain scientific studies, anti-obesity drugs may reduce the risk of cardiovascular events. This may help weight loss treatments gain health insurance coverage, potentially leading to their increased availability for a broader market of patients. In addition, Eli Lilly’s shares benefited in October 2023 when a competitor’s weight loss drug reported positive clinical trial data for the treatment of kidney failure, suggesting there could be a positive secondary use for Eli Lilly’s own weight loss treatment in trials. At the end of the Reporting Period, we continued to believe Eli Lilly had an impressive new product suite in development and its path to further market share capture remained intact. In our view, the company was well positioned to benefit from the secular growth trend targeting obesity with its leading obesity drug and a full portfolio of next-generation obesity drugs in its pipeline.

France-based Schneider Electric provides electrical power products through energy management and industrial automation. Its shares appreciated near the beginning of the Reporting Period on ongoing investor optimism following the company’s third quarter 2022 revenue beat. Schneider Electric then delivered strong earnings throughout 2023, confirming strong momentum in demand. In our opinion, Schneider has built a strong software portfolio, which should enable it to benefit from secular themes, such as data centers, electrification and grid infrastructure sustainability, across its end markets. The company has demonstrated strong cost execution through portfolio rationalization and improved productivity, in our view. At the end of the Reporting Period, we believed the company could continue to deliver on its margin expansion targets. We continued to like Schneider in the long term given its exposure to what we consider to be attractive growth opportunities and good execution capabilities.

The Fund established a position in the stock of technology infrastructure and computer company Dell Technologies during the second quarter of 2023. In May 2023, its shares appreciated after the company announced better than consensus estimated earnings. The stock price jumped again

4

FUND RESULTS

on news that second quarter results were well ahead of estimates, with its management stating it was seeing AI-related benefits coming to fruition. These results were driven by AI servers and better margins on personal computers. Dell Technologies also reported improved cash flow and an alleviation of working capital issues. At the end of the Reporting Period, the company had an excess of cash that should bode well for its return of capital plans, in our view. We further believed the personal computer market was close to bottoming, as units sold were back to pre-pandemic levels and channel inventory had dropped substantially. In our opinion, consensus estimated earnings were likely to move higher in the near term as Dell Technologies demonstrates its ability to execute and return to historical free cash flow conversion levels. The company maintains a strong balance sheet, in our opinion, and we expected more return of capital going forward.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The largest detractors from Fund performance during the Reporting Period were its positions in Bristol-Myers Squibb, NextEra Energy and Foot Locker.

Bristol-Myers Squibb was a top detractor from Fund returns due largely to drug development news as well as industry-wide headwinds. Although the pharmaceutical company reported mixed earnings throughout the Reporting Period, investors’ main focus was on the declining sales of Revlimid, a cancer drug threatened by generics alternatives. The decline in sales led the company to cut its earnings forecast in July 2023, increasing share price weakness. Bristol-Myers Squibb ultimately reported better than consensus expected third quarter 2023 bottom-line earnings, but the stock continued to fall as Revlimid sales continued to struggle. At the end of the Reporting Period, we thought the impact of generics was reflected in the company’s stock price and that Bristol-Myers Squibb’s future growth profile was likely to be determined by sales from its new product portfolio, which we believed was on track to potentially offset the end of some patents. Should more pipeline wins occur, as widely anticipated, we expected the stock to perform well, and at the end of the Reporting Period, we believed Bristol-Myers Squibb was well positioned financially with a strong balance sheet and with enough products in its pipeline to renew its growth trajectory.

Shares of electric power and energy infrastructure company NextEra Energy (“NextEra”) depreciated largely in line with the utilities sector overall, as rising bond yields and a brightening economic outlook made this higher yielding and defensive sector look less attractive to investors. Although NextEra’s stock declined on news of weaker than consensus estimated fourth quarter 2022 revenue, the company still beat earnings per share expectations and its management reaffirmed forward guidance. Also during the Reporting Period, its stock came under pressure as the chief executive officer of its Florida utility retired following an internal probe into whether the utility had violated state campaign finance laws. In addition, NextEra Energy Partners, a company subsidiary, lowered its annual dividend growth outlook through at least 2026 in order to focus on funding growth plans, causing the stock to decline further. The clean energy complex overall was challenged by higher interest rates, which increased borrowing costs for future projects that require high upfront expenditures. At the end of the Reporting Period, we thought the sell-off had been excessive and that NextEra’s valuation versus its competitors was compelling. We continued to believe NextEra would be one of the largest beneficiaries of the Inflation Reduction Act, especially around wind development, and the company’s scale would give it a competitive advantage.

Athletic footwear and apparel retailer Foot Locker announced disappointing second quarter earnings results, lowered its full-year guidance for a second time in 2023 and suspended its quarterly dividend in order to fund future strategic initiatives. Its earnings miss was driven by softening sales due to macro headwinds and a pullback in discretionary spending, which affected the broad consumer discretionary sector. Foot Locker also had high inventories, leading to markdowns and pressures on profits. Although its earnings results were largely expected and we believed the majority of its stock weakness was driven by macro deterioration, we decided to sell the Fund’s position in Foot Locker given the company’s decision to suspend its dividend. We reinvested the proceeds in what we saw as more attractive medium-term risk/reward opportunities.

Q	Were any significant purchases or sales made within the equity allocation of the Fund during the Reporting Period?

A

During the Reporting Period, we initiated a Fund position in Blackstone, a provider of investment and fund management services. As the capital markets anticipate an end to the Fed’s current rate hiking cycle, Blackstone managers are looking to rotate portfolios into investments that have been previously hurt by higher interest rates. A broad rebound in capital markets activity would also serve Blackstone well, in our opinion, as the company continues to grow its worldwide footprint and its fee-based assets.

The Fund established a position in insurance company Progressive during the Reporting Period. Progressive has been under pressure in recent years due to a large number of small storms and natural disasters that have required payouts by the company. This, along with higher inflation costs surrounding Progressive’s car and home insurance business, led its stock price to trade at attractive levels, in our view. Going forward, we expect its management to focus on pricing, which should help drive the company’s growth. Furthermore, Progressive has typically paid a variable dividend during periods when the business is performing well, and we expect this to benefit its capital return profile going forward.

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FUND RESULTS

Conversely, in addition to Foot Locker, mentioned earlier, we exited the Fund’s investment in exploration and production company Devon Energy during the Reporting Period. Because of the underperformance of its newly acquired assets, as well as our concerns around the stock’s valuation being rather high, we decided to eliminate the Fund’s position and reallocate the capital to investment ideas in which we had greater conviction.

We sold the Fund’s position in retail and commercial banking services provider M&T Bank during the Reporting Period. After strong performance in mid-January 2023, thanks to a better than consensus expected earnings report, we decided to exit the position amid muted loan growth guidance and because we thought interest rates were potentially peaking. Although we still liked the stock longer term, we favored other investments with what we believed were greater risk/reward opportunities.

Q	What changes were made to the Fund’s equity market sector exposures during the Reporting Period?

A

During the Reporting Period, the Income Builder Team increased the Fund’s exposures to the utilities, information technology and materials sectors. We reduced its exposures to the health care and real estate sectors.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Income Builder Team wrote equity index options in an effort to generate additional cash flow and potentially reduce volatility (negative impact on performance). In addition, equity index futures were employed to gain passive exposure to European bank stocks and the broad U.S. equity market (in each case, a positive impact). Interest rate swaps and U.S. Treasury futures were utilized as cost-efficient instruments to provide greater precision and versatility in the management of duration. The use of interest rate swaps and U.S. Treasury futures each had a negative impact on performance during the Reporting Period, though the U.S. Treasury futures detracted only slightly. To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign currency exchange contracts (negative impact).

Q	What is the Income Builder Team’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, the Income Builder Team expected U.S. economic growth to slow to a below-trend pace given the resumption of student loan repayments, the impact of labor strikes and elevated energy prices. While we believed the U.S. was in the late stages of the economic cycle, ongoing economic resilience and a lack of major macro data surprises supported a balanced outlook, in our view. Overall, we thought robust consumer spending, as well as continued progress on disinflation, could further bolster

U.S. macro data in the near term. When the Reporting Period came to a close, an additional Fed interest rate hike by calendar year end was widely expected, but we believed a combination of better inflation data, further cooling of the labor market and an anticipated economic growth slowdown in the fourth quarter might sway the Fed against further rate hikes in 2023.

Regarding equities, we noted at the end of the Reporting Period that the U.S. equity market had experienced heightened volatility and downward pressure on valuations in response to the Fed’s hawkish stance. Looking ahead, we thought U.S. equity performance would depend on the effects of future Fed monetary policy and the outlook for U.S. economic growth. Based on historical trends, we believed elevated oil prices were unlikely to challenge the disinflationary progress in core inflation. Additionally, we thought the strength of the U.S. labor market remained a positive for the broad equity market in the near term. At the end of the Reporting Period, we planned to stay true to our quality-first investment approach in the months ahead and seek to invest in businesses with healthy balance sheets, relatively stable cash flows and differentiated business models aligned to secular tailwinds. We believed a focus on higher-quality investments can help navigate heightened volatility while also positioning investors to benefit from the next upcycle. We intended to continue re-evaluating our assumptions and to stay focused on the long-term investment horizon.

As for fixed income, we maintained a balanced outlook overall at the end of the Reporting Period, despite downbeat economic signals emanating from Europe and China, especially with regard to the Fund’s near-term credit exposures. In our opinion, sources of resilience remained in place. Tight labor markets, for example, were supporting consumer spending, and private sector balance sheets were healthy, in our view. However, given that risk asset valuations were broadly consistent with this macro assessment and interest rates had risen to cycle highs, we thought near-term risks were skewed to the downside, especially when considering the potential for incoming economic data to fall short of market expectations or to appear outright weak. At the end of the Reporting Period, therefore, we intended to remain alert to the growing impact of higher interest rates on lower quality corporate borrowers and lower income households, as well as on the U.S. economy broadly. We planned to maintain the up in quality bias of the Fund’s fixed income allocation.

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FUND BASICS

Income Builder Fund

as of October 31, 2023

TOP TEN EQUITY HOLDINGS AS OF 10/31/23‡

Holding	% of Net Assets	Line of Business

JPMorgan Chase & Co.	1.0%	Banks

Exxon Mobil Corp.	0.8	Oil, Gas & Consumable Fuels

Shell PLC ADR	0.8	Oil, Gas & Consumable Fuels

Rio Tinto PLC ADR	0.8	Metals & Mining

Blackstone, Inc.	0.7	Capital Markets

ConocoPhillips	0.7	Oil, Gas & Consumable Fuels

Progressive Corp.	0.7	Insurance

Bank of America Corp.	0.7	Banks

Walmart, Inc.	0.6	Consumer Staples Distribution & Retail

Eli Lilly & Co.	0.7	Pharmaceuticals

‡	The top 10 holdings may not be representative of the Fund’s future investments.

FUND’S EQUITY SECTOR ALLOCATIONS VS. BENCHMARK†

As of October 31, 2023

†

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s equity investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above.

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FUND BASICS

FUND’S FIXED INCOME COMPOSITION*

As of October 31, 2023

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s Fixed Income investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

8

INCOME BUILDER FUND

Performance Summary

October 31, 2023

The following graph shows the value, as of October 31, 2023, of a $1,000,000 investment made on November 1, 2013 in Institutional Shares. For comparative purposes, the performance of the Fund’s current benchmarks, the Russell 1000® Value Index and the ICE BofAML BB to B U.S. High Yield Constrained Index, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Income Builder Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from November 1, 2013 through October 31, 2023.

Average Annual Total Return through October 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	2.30%	4.80%	4.11%	—

Including sales charges	-3.33%	3.62%	3.52%	—

Class C

Excluding contingent deferred sales charges	1.52%	4.02%	3.33%	—

Including contingent deferred sales charges	0.51%	4.02%	3.33%	—

Institutional	2.61%	5.17%	4.50%	—

Investor	2.49%	5.05%	4.37%	—

Class R6 (Commenced July 31, 2015)	2.62%	5.17%	N/A	4.40%

Class P (Commenced April 16, 2018)	2.62%	5.17%	N/A	4.42%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

9

FUND RESULTS

Goldman Sachs Rising Dividend Growth Fund

Investment Objective The Fund seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Equity Solutions (“QES”) portfolio management team, the Goldman Sachs Global Portfolio Solutions Group and the Goldman Sachs Energy & Infrastructure Team (“E&I Team”) discuss the Goldman Sachs Rising Dividend Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 3.71%, 2.90%, 4.02%, 3.95%, 4.03%, 3.41% and 4.02%, respectively. These returns compare to the 10.14% average annual total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

Q	What economic and market factors most influenced the U.S. equity markets as a whole during the Reporting Period?

A

The S&P 500 Index returned 5.59% in November 2022, marking its first back-to-back monthly gain since August 2021. The primary catalyst driving U.S. equities higher was the notion that the Federal Reserve (“Fed”) could begin to slow the pace of interest rate hikes. Economic data mainly supported the Fed’s goal of a controlled economic slowdown, including consumers proving resilient in the face of high inflation. Still, the third calendar quarter corporate earnings season provided disappointing results, with companies in aggregate reporting earnings 2.0% above consensus expectations, well below the five-year average of 8.7%. Additionally, China’s zero-COVID policy remained top of mind for the market in November.

The S&P 500 Index fell 5.76% in December 2022. Investors witnessed a variety of contradictory macroeconomic developments, highlighted by a noticeably hawkish Fed, consumer resilience and economic data supporting the themes of slowing economic growth. (Hawkish tends to suggest higher interest rates; opposite of dovish.) Still, there was a dovish tilt surrounding expectations for a reduction in the pace of tightening, which was realized when the Fed announced a 50 basis point rate hike in December following four successive 75 basis point hikes. (A basis point is 1/100th of a percentage point.) Positive inflation developments further supported aspirations for a peak in the Fed tightening cycle, with October and November inflation numbers coming in lower than consensus expected. On the geopolitical front, the most constructive takeaways came from China’s zero-COVID policy pivot and pro-growth focus as well as Europe’s warmer than anticipated weather, which helped settle concerns about an energy crisis.

In the first quarter of 2023, the S&P 500 Index gained 7.53%, marking its second straight quarterly gain. Among the factors behind the market’s strength were disinflation narrative momentum, soft economic landing expectations, and a lowered bar for fourth quarter 2022 corporate earnings. Following a stellar start to the year, February proved to be a setback for the disinflation path after nonfarm payrolls illustrated the largest job growth in six months, and the unemployment rate fell to a 53-year low, which pushed market forecasts for the Fed’s terminal rate up. In addition, January inflation data saw their largest monthly increases since mid-2022, illustrating that more work was needed to combat inflation. While fourth quarter 2022 corporate earnings did disappoint as margins came under pressure by persistently high input costs and weaker demand, the labor market outlook appeared to be positive due to supply-chain enhancements, ongoing consumer resilience and consensus expectations for inflation pressures to diminish as 2023 progressed. Consensus forecasts for the Fed’s interest rate path took a dovish turn in March due to an abrupt banking crisis that escalated the risk of raising rates. Economic data in March also contributed to the dovish sentiment.

The S&P 500 Index returned 8.74% in the second quarter of 2023. The market’s strength was predominately driven by disinflation momentum, an upswing in soft landing expectations, consumer resilience, a better than consensus expected first quarter corporate earnings season, and persistent enthusiasm around artificial intelligence (“AI”), including the possibility for a boom in AI-related chipmakers. Growth stocks significantly outperformed their value counterparts, as mega-cap technology stocks accounted for the vast majority of the S&P 500 Index’ rally in the quarter. Inflation reached its lowest level in more than two years on the back of lower energy prices. The soft landing narrative took form with a still-tight labor market and robust housing market helping to counteract the possibility of a

10

FUND RESULTS

recession. First quarter corporate earnings metrics, though supported by a lower bar, were well above their one-year averages due to a combination of pricing power, supply-chain normalizations, cost-cutting initiatives and margin expansion. Despite U.S. equity market strength in the quarter, the implacable “higher for longer” messaging from the Fed remained an overhang. Concentrated leadership was another critical concern for investors that raised doubts about the sustainability of the U.S. equity market rally. On the geopolitical front, a slower than consensus expected economic recovery in China presented a setback for the market.

In the third quarter of 2023, the S&P 500 Index returned -3.27%, marking its first quarterly decline of the calendar year. The S&P 500 Index started off strong in the first two months of the quarter, reaching its year-to-date 2023 high at the end of July before a sharp pullback in September. Although economic activity remained resilient, the market declined mostly due to a pickup in soft landing concerns, surging energy prices and disinflationary pressures on corporate earnings. Concerns about a looming threat of a federal government shutdown, consumer impacts from student loan repayments resuming, and a strike against automakers by the United Auto Workers union that began in September further weighed on investor sentiment. The Fed acted in line with consensus forecasts, hiking interest rates by 25 basis points in July and keeping rates unchanged at 5.25%-5.50% in September. However, the Fed’s “higher for longer” narrative appeared to gain further recognition from investors. On the earnings front, S&P 500 Index companies saw earnings decline by 4.21% in the second calendar quarter from a year earlier, marking the third consecutive quarter of negative earnings growth.

The S&P 500 Index fell 2.10% in October 2023, posting its third consecutive monthly decline. All sectors were weaker, except for utilities, with energy trailing the market amid a pullback in crude oil prices. U.S. equities traded lower predominantly due to a pickup in yields across longer-dated U.S. Treasury bonds, resiliency of the U.S. economy, third quarter corporate earnings results, and ongoing geopolitical pressures, including the outbreak of war in the Middle East.

For the Reporting Period overall, communication services and information technology were by far the best performing sectors in the S&P 500 Index, followed at some distance by consumer discretionary. The weakest performing sectors in the S&P 500 Index during the Reporting Period were utilities, real estate and health care.

Within the U.S. equity market, capitalization segment performance was mixed for the Reporting Period overall. Large-cap stocks, as measured by the Russell 1000® Index, were strongest, posting solid positive absolute returns. Mid-cap stocks, as measured by the Russell Midcap® Index, and small-cap stocks, as measured by the Russell 2000® Index, each posted negative absolute returns during the Reporting Period. From a style perspective, growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum, but most significantly in the large-cap segment of the U.S. equity market. (All as measured by the FTSE Russell indices.)

Q	What economic and market factors most influenced energy MLPs as a whole during the Reporting Period?

A

Energy-related equities posted mixed performance during the Reporting Period. Commodity prices declined, with Brent crude oil prices falling 5.82%, while natural gas prices were even more challenged, with U.S. Henry Hub prices down 43.75%. (Henry Hub is a distribution hub on the natural gas pipeline system in Louisiana. Due to its importance, it lends its name to the pricing point for natural gas futures contracts in the U.S.) However, broad energy equities, as measured through the S&P Energy Select Sector Index (IXE)[1], fell 1.72% during the Reporting Period, while midstream[2]-focused businesses, as measured through the Alerian MLP Index (AMZ)[3], gained 16.31% during the Reporting Period.

As the Reporting Period began in the last two months of 2022, commodities and energy-related equities experienced a brief but sharp sell-off. The sell-off was driven by worries around a potential recession, high interest rates, geopolitical tensions given the Russia/Ukraine war, and macroeconomic uncertainty. During the first quarter of 2023, commodities and energy-related equities continued to pull back overall, as broad-based macroeconomic uncertainty, driven by rising interest rates and concerns around the banking sector, caused volatility across asset classes. Despite the challenged environment, markets remained somewhat resilient, recovering some of the lost gains toward the end of the quarter. For the first quarter of 2023 overall, however, West Texas Intermediate (“WTI”) crude oil prices were down approximately 6%. Natural gas saw a more significant decline, with the U.S. Henry Hub natural gas price down about 51% and the European TTF natural gas price down approximately 36%. (Title Transfer Facility (“TTF”) is a pricing location within the Netherlands. TTF has become the

[1]

All components of the S&P 500® Index are assigned to one of the eleven Select Sector Indices, which seek to track major economic segments and are highly liquid benchmarks. Stock classifications are based on the Global Industry Classification Standard (GICS®). Capping is applied to ensure diversification among companies within each index.

[2]

The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[3]

Source: Alerian. The Alerian MLP Index is the leading gauge of energy infrastructure MLPs. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an unmanaged index.

11

FUND RESULTS

most liquid pricing location in Europe, and as such, oftentimes serves as a pricing proxy for the overall European liquified natural gas (“LNG”) import market.)

The second quarter of 2023 saw continued macroeconomic uncertainty, including recession concerns and consumers and businesses alike adapting to a higher interest rate environment. These concerns helped drive ongoing commodity price weakness and volatility, as Brent crude oil and European TTF gas prices fell 4.9% and 20.2%, respectively, during the quarter, though U.S. Henry Hub natural gas prices recovered 12.5% during the quarter. Despite the weakness in commodities, midstream-related energy equities remained resilient, as the Alerian Midstream Energy Index (“AMNA”)[4] delivered a total return of 1.2% for the second calendar quarter following an 0.8% total return in the prior quarter. AMNA’s results stand apart from other energy equities, as the upstream[5]-focused SPDR® S&P Oil & Gas Exploration & Production ETF (“XOP”)[6] and diversified IXE were down 3.0% and 5.4%, respectively, during the quarter. Energy sector equity underperformance versus the broader equity market continued, with the S&P 500 Index outperforming the midstream AMNA and diversified IXE significantly, reversing some of the energy sector’s outperformance delivered in 2022.

The third quarter of 2023 reflected ongoing macroeconomic uncertainty, as market participants assessed the risks of recession, sustained elevated inflation and potential effects of a higher interest rate environment. These concerns contributed to broader equity market softness, with the S&P 500 Index finishing the quarter down 3.27% and the U.S. Treasury yield rising from 3.8% to 4.6%. Despite recession concerns, crude oil prices rose, with WTI crude oil prices up 28.%, finishing the quarter around $91 per barrel, the highest level since November 2022. Strength in commodities contributed to midstream energy equities’ resilience, despite broader equity market weakness. For the quarter, the AMNA, which includes both “C” corporations and Master Limited Partnership (“MLP”) midstream

[4]

Source: Alerian. The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA), total-return basis (AMNAX), net total-return (AMNAN), and adjusted net total return (AMNTR) basis. It is not possible to invest directly in an unmanaged index.

[5]

The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

[6]

The S&P Oil & Gas Exploration & Production Select Industry Index, upon which XOP is benchmarked, is an equal-weighted index that draws constituents from the oil and gas exploration and production segment of the S&P Total Market Index. Liquidity and market capitalization screens are applied to the index to ensure investability.

companies, delivered a total return of 2.5%. Other energy equity measures also saw a strong quarter, with the upstream-focused XOP and diversified IXE up 15.4% and 12.3% on a total return basis, respectively.

In the last month of the Reporting Period, energy-related equities remained resilient amid a pullback in crude oil prices driven by heightened geopolitical tensions with the outbreak of war in the Middle East. As of the end of the Reporting Period, there had been no certain indication of a widespread impact on the broader equities markets nor had there been any major spillover into a widespread regional conflict, though investors remained attentive to the prospect of the situation escalating. In particular, investors contemplated how a prolonged conflict there could pressure energy prices and inflation.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While absolute returns were positive, the Fund underperformed the S&P 500 Index on a relative basis for the Reporting Period.

During the Reporting Period, the Fund’s dividend-paying investments underperformed the S&P 500 ex-Energy Index, the benchmark used for the dividend-paying growers portion of the Fund. Stock selection detracted most from relative results within this portion of the Fund. Sector allocation also dampened relative results, albeit only modestly.

The Fund’s MLP & Energy Infrastructure Sleeve posted solid double-digit absolute gains but still underperformed the Alerian MLP Index, the benchmark used for the MLP & Energy Infrastructure Sleeve of the Fund, on a relative basis. In managing the MLP & Energy Infrastructure Sleeve, the E&I Team remained focused on high quality midstream companies with strong dividend and distribution coverage, cash flow growth potential and what it considered to be a robust outlook for free cash flow generation and healthy balance sheets. The E&I Team believes this quality bias ultimately led to relative underperformance during a Reporting Period of market exuberance.

Additionally, the MLP & Energy Infrastructure Sleeve’s tactical allocation to upstream companies detracted from its relative performance given that these companies generally have more commodity price sensitivity. Also, the MLP & Energy Infrastructure Sleeve’s higher exposure to midstream companies with an LNG focus, compared to the Alerian MLP Index, detracted from its relative performance.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A

The dividend-paying growers portion of the Fund does not take explicit sector bets relative to the S&P 500 ex-Energy Index but rather allocations are the result of stock selection. That said, the sectors that detracted most on a relative basis

12

FUND RESULTS

from the S&P 500 ex-Energy Index during the Reporting Period were information technology, communication services and consumer staples. Only partially offsetting these detractors were industrials and materials—the only two sectors to contribute positively to this portion of the Fund’s relative results during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A

Detracting most from the Fund’s results relative to the S&P 500 ex-Energy Index during the Reporting Period were underweight positions in information technology companies NVIDIA and Microsoft, communication services companies Meta Platforms and Alphabet, and consumer discretionary giant Amazon.com. Each of these companies outperformed the S&P 500 ex-Energy Index during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks during the Reporting Period?

A

The top individual contributors to the Fund’s relative performance during the Reporting Period were overweight positions in information technology companies KLA and Oracle and communication services company Comcast and underweight positions in consumer discretionary company Tesla and health care company Pfizer. KLA, Oracle and Comcast each outperformed the S&P 500 ex-Energy Index during the Reporting Period, while Tesla and Pfizer each underperformed the S&P 500 ex-Energy Index during the Reporting Period.

Q	Which sub-industries within the Alerian MLP Index most significantly affected Fund performance during the Reporting Period?

A

As measured by the Alerian MLP Index, a relative underweight to the petroleum pipeline transportation sub-industry and exposure to the production & mining/ hydrocarbon sub-industry detracted most from the MLP & Energy Infrastructure Sleeve’s performance during the Reporting Period. Weak security selection and a relative overweight to the other/liquefaction sub-industry further dampened results.

Partially offsetting these detractors was effective security selection in the gathering & processing and in the marketing/wholesale sub-industries, which contributed positively to the MLP & Energy Infrastructure Sleeve’s performance during the Reporting Period. In addition, exposure to the refining sub-industry, which is not a component of the Alerian MLP Index, boosted relative performance.

Q	Which MLPs and energy infrastructure companies detracted significantly from the Fund’s performance during the Reporting Period?

A

Among those MLPs and energy infrastructure companies detracting most from the Fund’s results relative to the Alerian MLP Index were Cheniere Energy Inc., Magellan Midstream Partners, L.P. and NGL Energy Partners LP.

Cheniere Energy Inc., a pure-play U.S. LNG export operator, is not a constituent of the Alerian MLP Index and underperformed the Alerian MLP Index during the Reporting Period. Cheniere Energy Inc. is a leading producer of LNG in the U.S., exporting LNG to dozens of countries worldwide. Global LNG prices weakened from historically high levels during the Reporting Period, which we believe was a drag on investor sentiment toward the company. However, by the end of the Reporting Period, Cheniere Energy Inc. had hedged out most of its spot market exposure, and so we believed the market was underestimating its earnings capacity at then-current share price levels.

Magellan Midstream Partners, L.P. is an American energy pipeline operator based in Tulsa, Oklahoma that primarily transports, stores and distributes refined petroleum products and crude oil. It owns ammonia and petroleum pipelines in the Mid-Continent oil province. Its shares gained strongly on the back of its approved acquisition by ONEOK, Inc., completed in September 2023. However, the Fund held an underweight position in Magellan Midstream Partners, L.P., and thus it proved to be a significant detractor from relative results. We sold the Fund’s position in Magellan Midstream Partners, L.P. by the end of the Reporting Period.

NGL Energy Partners LP is a diversified midstream MLP engaged in the transportation, storage, blending and marketing of crude oil, natural gas liquids, refined products/renewables and water solutions. The company operates in three segments: water solutions, crude oil logistics and liquids logistics. During the Reporting Period, the company generated a robust triple-digit share price gain on its announcement of an increase in adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) guidance as well as the appointment of a new chief financial officer. The limited partnership also disclosed it had reduced its debt balances by approximately $227 million during its third fiscal quarter. The Fund held no position in NGL Energy Partners LP during the Reporting Period, and thus it was a significant detractor from relative results. The Fund held no position in the MLP because NGL Energy Partners LP is a small company with what the E&I Team sees as low quality assets and a significant amount of leverage. In addition, the company’s execution has been poor, in the E&I Team’s view.

13

FUND RESULTS

Q	What were some of the Fund’s best-performing MLPs and energy infrastructure companies during the Reporting Period?

A

Relative to the Alerian MLP Index, among those MLPs and energy infrastructure companies that contributed most to the Fund’s performance during the Reporting Period were EnLink Midstream LLC, Cheniere Energy Partners LP and Targa Resources Corp.

EnLink Midstream LLC (ENLC) is a U.S. midstream energy company that transports, stores and sells natural gas, NGLs, crude oil and condensates to industrial end-users, utilities, marketers and other pipelines. While ENLC posted a positive absolute return during the Reporting Period, it underperformed the Alerian MLP Index, and so the Fund’s underweight position in ENLC during the Reporting Period proved beneficial. ENLC gained during the Reporting Period based in part on its increasing share in midstream indices going forward due to recent consolidation in the industry.

Cheniere Energy Partners LP is a provider of clean, secure and affordable LNG to integrated energy companies, utilities and energy trading companies around the world. Similarly to ENLC, the company generated a positive absolute return during the Reporting Period but underperformed the Alerian MLP Index, and thus the Fund’s underweight position in Cheniere Energy Partners LP contributed positively to relative results. Notably, the company posted strong earnings during the Reporting Period, and, at the end of the Reporting Period, we remained constructive on its prospects.

Targa Resources Corp. is a leading provider of midstream services, including gathering, processing, transporting and selling of natural gas and natural gas liquids. It is not a constituent of the Alerian MLP Index and outperformed the Alerian MLP Index during the Reporting Period, thus contributing positively to the Fund’s relative results. Targa Resources Corp.’s share price increased, as energy equities rallied late in the Reporting Period. Additionally, it was announced that Targa Resources Corp. would be included in the S&P 500 Index on its next rebalance. At the end of the Reporting Period, we continued to believe its top-tier asset base would deliver better than consensus expected earnings in a growing U.S. energy production market, and thus maintained the position.

Q	How did the Fund use derivatives during the Reporting Period?

A

The MLP & Energy Infrastructure Sleeve of the Fund did not use derivatives during the Reporting Period. The dividend-paying equity investments portion of the Fund used equity index futures on an opportunistic basis during the Reporting Period to equitize its modest cash position. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	Did the Fund make any significant equity purchases or sales during the Reporting Period?

A	The dividend-paying growers portion of the Fund uses a systematic, rules-based approach and thus equity purchases and sales are based solely on that quantitative process.

Q	Did the Fund make any significant purchases or sales of MLPs and energy infrastructure companies during the Reporting Period?

A

We initiated a position on the Initial Public Offering (“IPO”) of Kodiak Gas Services, Inc. The company provides contract natural gas compression to customers in numerous basins but with the majority of its operations in the Permian Basin. We believed the IPO offered an attractive entry point into what we see as a high growth business at a compelling valuation.

We established a position in Marathon Petroleum Corp., a U.S. petroleum refining, marketing and transportation company. We believe the company held strong valuations and fundamentals along with an attractive entry point.

Conversely, in addition to the elimination of the Fund’s position in Magellan Midstream Partners, L.P., mentioned earlier, we exited the Fund’s position in TC Energy Corp., the largest publicly traded North American energy infrastructure company, as measured by enterprise value. TC Energy Corp. had announced spinoff plans for its liquids pipeline business, which was negatively received by investors. Separately, independent rating agency Fitch Ratings downgraded the company’s long-term issuer default rating and preferred shares from A- to BBB+ and from BBB to BBB-, respectively.

We eliminated the Fund’s position in Plains GP Holdings LP (Class A), one of the largest energy infrastructure and logistics companies in North America. During the Reporting Period, relative to the Alerian MLP Index, the Fund held an underweight position in Plains GP Holdings LP (Class A) and an overweight position in Plains All American Pipeline LP, an MLP engaged in pipeline transport, marketing and storage of liquefied petroleum gas and petroleum. Due to the similarities between the two, we decided to consolidate the Fund’s weightings into Plains All American Pipeline LP for technical purposes.

Q	Were there any notable changes in the Fund’s equity sector weightings during the Reporting Period?

A

As mentioned earlier, under the QES team’s investment approach, the dividend-paying growers portion of the Fund does not take sector bets by design. Therefore, the dividend-paying investments portion of the Fund, using a quantitative process, strove to be similar to the S&P 500 ex-Energy Index in terms of sector allocation. We seek to provide exposure to high quality, dividend-paying growers within each sector.

14

FUND RESULTS

Q	Were there any notable changes in the Fund’s MLP and energy infrastructure company weightings during the Reporting Period?

A

There were no notable changes in the Fund’s MLP and energy infrastructure company weightings during the Reporting Period. At the end of the Reporting Period, the MLP & Energy Infrastructure Sleeve had its largest allocations in the gathering & processing, natural gas pipeline transportation, petroleum pipeline transportation, and liquefication segments of the Alerian MLP Index.

Q	How was the dividend-paying investments portion of the Fund positioned relative to the S&P 500 ex-Energy Index at the end of the Reporting Period?

A

As mentioned earlier, it is not part of the dividend-paying investments portion of the Fund’s approach to take sector bets. Thus, at the end of October 2023, the dividend-paying investments portion of the Fund had rather neutral positions in each sector of the S&P 500 ex-Energy Index, with the exception of communication services, wherein an underweighted position was held.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

There were no changes to the Fund’s portfolio management team in either the dividend-paying investments portion of the Fund or the MLP & Energy Infrastructure Sleeve of the Fund during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

The Fund seeks long-term growth of capital and current income. Within the dividend-paying growers sleeve, we maintained confidence at the end of the Reporting Period in high quality business models that have demonstrated commitment to grow their dividend in a rather stable manner.

On the energy side, we had a positive view ahead for commodity prices and oil-related securities at the end of the Reporting Period. We expected oil prices to trade in the $80 to $100 per barrel range during the next several quarters, creating a strong operating environment for energy-focused businesses. Additionally, we saw energy policy shifting as the globally economy looked to address growing global energy needs, with energy security becoming a priority of many developed nations following Russia’s invasion of Ukraine. In our view, North America is rather uniquely positioned as a potential key source of safe, reliable and affordable energy for decades to come. Looking at LNG specifically, the U.S. has spent billions of dollars on LNG infrastructure during the last five years or so to supply the world with essential LNG under long-term contracts. Since 2017, the U.S. has grown natural gas production by about

50% and LNG exports by more than 900%, making it the largest global LNG exporter, with industry expectations for U.S. LNG exports to triple by 2032 relative to 2021 levels.

Regarding midstream energy companies, we believed at the end of the Reporting Period that their fundamentals were some of the most attractive on record, with midstream cash flow inflecting higher alongside strong oil and natural gas prices and management teams demonstrating capital and cost discipline. The sector was generating significant amounts of free cash flow at the end of the Reporting Period, which, in our opinion, not only adequately supported then-current distributions and dividends but also left plenty of excess cash to further reduce debt if needed, buy back stock and/or grow distributions and dividends.

Overall, we believed at the end of the Reporting Period that the midstream energy sector presented a compelling investment opportunity amid a strong commodity price backdrop, healthy fundamentals and inexpensive valuations. Additionally, the sector was well positioned, in our view, to benefit from the growing need for North American energy.

In managing the MLP & Energy Infrastructure Sleeve, we intend to remain focused on high quality companies with strong dividend/distribution coverage, cash flow growth potential and what we see as a robust outlook for free cash flow generation and healthy balance sheets. As always, we continue to monitor domestic and global economies, geopolitical factors, interest rates and equity market fundamentals as we actively manage the Fund.

15

FUND BASICS

Rising Dividend Growth Fund

as of October 31, 2023

TOP TEN HOLDINGS AS OF 10/31/23±

Holding	% of Net Assets	Line of Business

Comcast Corp. Class A	2.4%	Media

Microsoft Corp.	2.4	Software

Oracle Corp.	2.1	Software

Intuit, Inc.	2.0	Software

Applied Materials, Inc.	2.0	Semiconductors & Semiconductor Equipment

Texas Instruments, Inc.	1.9	Semiconductors & Semiconductor Equipment

KLA Corp.	1.9	Semiconductors & Semiconductor Equipment

Roper Technologies, Inc.	1.8	Software

Amphenol Corp. Class A	1.8	Electronic Equipment, Instruments & Components

Motorola Solutions, Inc.	1.8	Communications Equipment

±	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATION†

As of October 31, 2023

†

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

16

RISING DIVIDEND GROWTH FUND

Performance Summary

October 31, 2023

The following graph shows the value, as of October 31, 2023, of a $10,000 investment made on November 1, 2013 in Class A Shares (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Rising Dividend Growth Fund’s 10 Year Performance

Performance of a $10,000 investment, including any applicable sales charge, with distributions reinvested, from November 1, 2013 through October 31, 2023.

Average Annual Total Return through October 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	3.71%	9.42%	8.04%	—

Including sales charges	1.99%	8.19%	7.43%	—

Class C

Excluding contingent deferred sales charges	2.90%	8.60%	7.23%	—

Including contingent deferred sales charges	1.87%	8.60%	7.23%	—

Institutional	4.02%	9.77%	8.43%	—

Investor	3.95%	9.69%	8.30%	—

Class R6 (Commenced February 28, 2018)	4.03%	9.77%	N/A	8.86%

Class R	3.41%	9.15%	7.77%	—

Class P (Commenced April 16, 2018)	4.02%	9.78%	N/A	8.98%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

17

FUND BASICS

Index Definitions

The S&P Energy Select Sector Index (IXE) is a segment of the S&P 500® Index. All components of the S&P 500® Index are assigned to one of the eleven Select Sector Indices, which seek to track major economic segments and are highly liquid benchmarks. Stock classifications are based on the Global Industry Classification Standard (GICS®). Capping is applied to ensure diversification among companies within each index.

The Alerian MLP Index (AMZ) is a widely recognized, unmanaged index that includes a composite of the 50 most prominent energy MLPs. The Index returns do not reflect the deduction of expenses, which have been deducted from net returns. The Index return assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees.

The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return (AMNA), total return (AMNAX), net total-return (AMNAN) and adjusted net total-return (AMNTR) basis.

The S&P Oil & Gas Exploration & Production Select Industry Index, upon which XOP is benchmarked, is an equal-weighted index that draws constituents from the oil and gas exploration and production segment of the S&P Total Market Index. Liquidity and market capitalization screens are applied to the index to ensure investability.

The S&P 500 Index is a market capitalization weighted index of the 500 largest U.S. publicly traded companies by market value.

The S&P 500 Ex-Energy Index is designed to provide broad market exposure except for members of the energy sector.

Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Russell 1000® Value Index do not include any deduction for fees, expenses or taxes.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ stock market based on market capitalization.

ICE BofAML BB to B US High Yield Bond Index contains all securities in the ICE BofAML U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

18

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments October 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 49.5%

Aerospace & Defense – 0.9%
Boeing Co.(a)
$1,875,000	3.450%		11/01/28	$1,663,088
3,432,000	5.150		05/01/30	3,215,612
1,652,000	5.805		05/01/50	1,423,561
Spirit AeroSystems, Inc.(a)
4,650,000	4.600		06/15/28	3,685,032
1,170,000	9.375	(b)	11/30/29	1,201,906
TransDigm, Inc.(a)
3,300,000	5.500		11/15/27	3,074,874
315,000	4.625		01/15/29	271,398
266,000	4.875		05/01/29	230,869
Triumph Group, Inc.(a)
2,885,000	7.750		08/15/25	2,740,981
2,055,000	9.000	(b)	03/15/28	1,988,932

				19,496,253

Agriculture – 0.3%
BAT Capital Corp.(a)
7,000,000	4.390		08/15/37	5,085,430
MHP SE
270,000	7.750		05/10/24	245,700
550,000	7.750	(b)	05/10/24	500,500

				5,831,630

Airlines – 0.7%
Allegiant Travel Co.(a)(b)
1,035,000	7.250		08/15/27	940,919
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(b)
1,717,000	5.750		04/20/29	1,548,751
Delta Air Lines, Inc.(a)
3,600,000	7.375		01/15/26	3,636,432
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.(a)(b)
2,155,000	5.750		01/20/26	1,591,877
United Airlines, Inc.(a)(b)
1,625,000	4.375		04/15/26	1,511,396
2,080,000	4.625		04/15/29	1,758,536
VistaJet Malta Finance PLC/Vista Management Holding, Inc.(a)(b)
1,230,000	7.875		05/01/27	946,928
1,295,000	9.500		06/01/28	991,659
3,525,000	6.375		02/01/30	2,359,564

				15,286,062

Automotive – 1.6%
Adient Global Holdings Ltd.(a)(b)
2,000,000	7.000		04/15/28	1,976,640
Clarios Global LP/Clarios U.S. Finance Co.(a)(b)
1,850,000	8.500		05/15/27	1,822,768
Dana, Inc.(a)
2,075,000	4.250		09/01/30	1,645,475
Dealer Tire LLC/DT Issuer LLC(a)(b)
5,637,000	8.000		02/01/28	5,283,560
Ford Motor Co.(a)
3,726,000	3.250		02/12/32	2,808,398

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Automotive – (continued)
Ford Motor Credit Co. LLC(a)
	$400,000	4.687%		06/09/25	$386,288
	4,260,000	3.375		11/13/25	3,974,878
	3,111,000	4.950		05/28/27	2,915,847
	1,640,000	3.815		11/02/27	1,462,585
General Motors Co.(a)
	3,000,000	6.600		04/01/36	2,816,730
General Motors Financial Co., Inc.(a)
	1,975,000	5.650		01/17/29	1,895,803
	4,100,000	3.100		01/12/32	3,117,353
Hyundai Capital America(a)(b)
	4,050,000	5.700		06/26/30	3,831,988

					33,938,313

Banks – 5.4%
Absa Group Ltd.(a)(c) (5 yr. CMT + 5.411%)
	960,000	6.375		05/27/26	863,712
Access Bank PLC(b)
	900,000	6.125		09/21/26	749,812
Alfa Bank AO Via Alfa Bond Issuance PLC(a)(c)(d) (5 yr. CMT + 4.546%)
	360,000	5.950		04/15/30	—
Banca Transilvania SA(a)(c) (1 yr. EURIBOR ICE Swap + 5.580%)
EUR	650,000	8.875		04/27/27	707,538
Banco BBVA Peru SA(a)(c) (5 yr. CMT + 2.750%)
	$190,000	5.250		09/22/29	184,300
Banco Continental SAECA(a)
	1,210,000	2.750		12/10/25	1,090,053
Banco Davivienda SA(a)(b)(c) (10 yr. CMT + 5.097%)
	220,000	6.650		04/22/31	135,109
Banco de Bogota SA
	740,000	6.250		05/12/26	698,693
Banco do Brasil SA(a)(c) (10 yr. CMT + 4.398%)
	670,000	6.250		04/15/24	640,687
Banco Industrial SA(a)(b)(c) (5 yr. CMT + 4.442%)
	930,000	4.875		01/29/31	841,892
Banco Internacional del Peru SAA Interbank(a)(c) (5 yr. CMT + 3.711%)
	790,000	4.000		07/08/30	727,294
Banco Mercantil del Norte SA(a)(c)
(5 yr. CMT + 4.643%)
	340,000	5.875	(b)	01/24/27	286,977
(5 yr. CMT + 4.643%)
	460,000	5.875		01/24/27	388,263
(5 yr. CMT + 4.967%)
	690,000	6.750		09/27/24	668,479
Banco Santander SA
	2,000,000	3.490		05/28/30	1,639,360
(1 yr. CMT + 1.600%)
	3,600,000	3.225	(a)(c)	11/22/32	2,648,952
Bank Hapoalim BM(a)(c) (5 yr. CMT + 2.155%)
	540,000	3.255		01/21/32	436,050
Bank Leumi Le-Israel BM(a)(c) (5 yr. CMT + 1.631%)
	520,000	3.275		01/29/31	445,250

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) October 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Bank of America Corp.(a)(c)
(3 mo. USD Term SOFR + 4.160%)
$4,000,000	6.100%		03/17/25	$3,860,000
(Secured Overnight Financing Rate + 1.630%)
1,760,000	5.202		04/25/29	1,673,074
Bank of New York Mellon Corp.(a)(c) (5 yr. CMT + 4.358%)
2,000,000	4.700		09/20/25	1,892,120
Barclays PLC(a)(c)
(1 yr. CMT + 3.000%)
4,810,000	5.746		08/09/33	4,313,416
(5 yr. CMT + 5.431%)
4,800,000	8.000		03/15/29	4,232,400
BBVA Bancomer SA(a)(c) (5 yr. CMT + 2.650%)
530,000	5.125		01/18/33	446,896
BNP Paribas SA(b)
2,700,000	4.375		05/12/26	2,562,678
(5 yr. CMT + 4.354%)
3,000,000	8.500	(a)(c)	08/14/28	2,876,580
BPCE SA(b)
4,150,000	4.625		09/12/28	3,800,653
(Secured Overnight Financing Rate + 1.730%)
2,100,000	3.116	(a)(c)	10/19/32	1,522,752
Citigroup, Inc.(a)(c)
(3 mo. USD Term SOFR + 4.779%)
1,890,000	6.250		08/15/26	1,774,143
(5 yr. CMT + 3.209%)
3,000,000	7.375		05/15/28	2,862,330
(5 yr. CMT + 3.211%)
2,147,000	7.625		11/15/28	2,071,146
(5 yr. CMT + 3.597%)
1,000,000	4.000		12/10/25	856,780
(Secured Overnight Financing Rate + 1.351%)
3,325,000	3.057		01/25/33	2,560,649
(Secured Overnight Financing Rate + 3.914%)
900,000	4.412		03/31/31	795,330
Comerica, Inc.(a)(c) (5 yr. CMT + 5.291%)
1,000,000	5.625		07/01/25	861,360
Credit Bank of Moscow Via CBOM Finance PLC(d)
260,000	4.700	(b)	01/29/25	—
(5 yr. USD Swap + 5.416%)
280,000	7.500	(a)	10/05/27	—
Deutsche Bank AG(a)(c) (5 yr. CMT + 4.524%)
800,000	6.000		10/30/25	643,384
First Bank of Nigeria Ltd. Via FBN Finance Co. BV(b)
200,000	8.625		10/27/25	182,780
Freedom Mortgage Corp.(a)(b)
1,122,000	7.625		05/01/26	1,032,621
2,610,000	6.625		01/15/27	2,258,433
Grupo Aval Ltd.(a)
1,410,000	4.375		02/04/30	1,039,875
ING Groep NV(a)(c) (5 yr. USD Swap + 4.446%)
3,000,000	6.500		04/16/25	2,811,480
Intesa Sanpaolo SpA(b)
8,000,000	5.017		06/26/24	7,851,520

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Ipoteka-Bank ATIB
	$710,000	5.500%		11/19/25	$640,562
Itau Unibanco Holding SA(a)(c) (5 yr. CMT + 3.981%)
	500,000	7.721		12/12/23	482,312
JPMorgan Chase & Co.(a)(c)
(3 mo. USD Term SOFR + 2.515%)
	2,666,000	2.956		05/13/31	2,154,821
(3 mo. USD Term SOFR + 3.592%)
	4,000,000	6.125		04/30/24	3,971,280
Macquarie Group Ltd.(a)(b)(c) (3 mo. USD LIBOR + 1.372%)
	3,650,000	3.763		11/28/28	3,276,276
Morgan Stanley(a)(c)
	2,500,000	5.875		09/15/26	2,054,625
(Secured Overnight Financing Rate + 1.290%)
	1,950,000	2.943		01/21/33	1,496,040
NBK Tier 1 Financing 2 Ltd.(a)(c) (6 year CMT + 2.832%)
	790,000	4.500		08/27/25	722,850
OTP Bank Nyrt(a)(c) (3 mo. EUR EURIBOR + 4.265%)
EUR	780,000	5.500		07/13/25	822,042
PNC Financial Services Group, Inc.(a)(c)
(5 yr. CMT + 3.000%)
	$2,000,000	6.000		05/15/27	1,679,060
(5 yr. CMT + 3.238%)
	3,000,000	6.200		09/15/27	2,677,170
(7 yr. CMT + 2.808%)
	2,000,000	6.250		03/15/30	1,622,660
Popular, Inc.(a)
	3,245,000	7.250		03/13/28	3,216,152
Regions Financial Corp.(a)(c) (5 yr. CMT + 5.430%)
	1,000,000	5.750		06/15/25	916,650
Standard Chartered PLC(a)(b)(c) (5 yr. CMT + 3.805%)
	4,255,000	4.750		01/14/31	2,940,843
Toronto-Dominion Bank(a)(c) (5 yr. CMT + 4.075%)
	2,000,000	8.125		10/31/82	1,962,460
Truist Financial Corp.(a)(c)
(10 yr. CMT + 4.349%)
	2,237,000	5.100		03/01/30	1,790,808
(5 yr. CMT + 4.605%)
	1,000,000	4.950		09/01/25	906,520
(Secured Overnight Financing Rate + 2.050%)
	1,360,000	6.047		06/08/27	1,331,250
U.S. Bancorp(a)(c) (5 yr. CMT + 2.541%)
	1,000,000	3.700		01/15/27	701,600
UBS Group AG(a)
	1,726,000	4.282	(b)	01/09/28	1,574,147
(5 yr. USD Swap + 4.590%)
	4,000,000	6.875	(c)	08/07/25	3,768,160
UniCredit SpA(a)(b)(c) (5 yr. CMT + 4.750%)
	1,525,000	5.459		06/30/35	1,251,705
United Bank for Africa PLC
	200,000	6.750		11/19/26	171,098
Uzbek Industrial & Construction Bank ATB
	850,000	5.750		12/02/24	802,179

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Wells Fargo & Co.(a)(c)
(5 yr. CMT + 3.453%)
$1,000,000	3.900%		03/15/26	$867,970
(5 yr. CMT + 3.606%)
1,000,000	7.625		09/15/28	1,004,420
Yapi ve Kredi Bankasi AS
510,000	9.250	(b)	10/16/28	512,550
(5 yr. USD Swap + 11.245%)
260,000	13.875	(a)(c)	01/15/24	261,950

				113,514,981

Beverages – 0.9%
Anadolu Efes Biracilik Ve Malt Sanayii AS(a)
420,000	3.375	(b)	06/29/28	339,150
950,000	3.375		06/29/28	767,125
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(a)
8,050,000	4.700		02/01/36	7,080,458
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL(a)(b)
680,000	5.250		04/27/29	597,292
Coca-Cola Icecek AS(a)
800,000	4.500		01/20/29	700,000
Constellation Brands, Inc.(a)
2,275,000	2.875		05/01/30	1,871,734
3,975,000	2.250		08/01/31	3,020,165
Keurig Dr Pepper, Inc.(a)
1,055,000	3.200		05/01/30	889,829
5,375,000	4.050		04/15/32	4,619,920
308,000	3.800		05/01/50	204,299

				20,089,972

Building Materials – 0.6%
Builders FirstSource, Inc.(a)(b)
1,800,000	5.000		03/01/30	1,574,262
Cemex SAB de CV(a)(c)
(5 yr. CMT + 4.534%)
800,000	5.125	(b)	06/08/26	736,288
(5 yr. CMT + 4.534%)
460,000	5.125		06/08/26	423,366
(5 yr. CMT + 5.157%)
590,000	9.125	(b)	03/14/28	602,537
CP Atlas Buyer, Inc.(a)(b)
2,160,000	7.000		12/01/28	1,645,942
GCC SAB de CV(a)(b)
860,000	3.614		04/20/32	670,189
Masonite International Corp.(a)(b)
2,075,000	5.375		02/01/28	1,911,220
Standard Industries, Inc.(a)(b)
1,880,000	4.375		07/15/30	1,538,047
4,054,000	3.375		01/15/31	3,066,527

				12,168,378

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Chemicals – 1.2%
Ashland, Inc.(a)(b)
$3,225,000	3.375%	09/01/31	$2,474,994
ASP Unifrax Holdings, Inc.(a)(b)
775,000	5.250	09/30/28	526,829
Avient Corp.(a)(b)
1,725,000	7.125	08/01/30	1,666,833
Axalta Coating Systems LLC(a)(b)
3,100,000	3.375	02/15/29	2,555,082
Chemours Co.(a)(b)
4,560,000	4.625	11/15/29	3,525,929
Herens Holdco SARL(a)(b)
1,284,000	4.750	05/15/28	995,216
Huntsman International LLC(a)
2,104,000	4.500	05/01/29	1,882,007
INEOS Quattro Finance 2 PLC(a)(b)
780,000	3.375	01/15/26	744,315
Ingevity Corp.(a)(b)
1,305,000	3.875	11/01/28	1,068,743
Minerals Technologies, Inc.(a)(b)
1,695,000	5.000	07/01/28	1,490,464
OCP SA(a)
960,000	5.125	06/23/51	614,400
Olympus Water U.S. Holding Corp.(a)(b)
2,500,000	9.750	11/15/28	2,443,250
Sasol Financing USA LLC(a)
280,000	4.375	09/18/26	246,400
890,000	5.500	03/18/31	684,187
SNF Group SACA(a)(b)
740,000	3.125	03/15/27	653,694
925,000	3.375	03/15/30	741,175
Valvoline, Inc.(a)(b)
885,000	3.625	06/15/31	673,069
WR Grace Holdings LLC(a)(b)
1,855,000	5.625	08/15/29	1,437,662

			24,424,249

Commercial Services – 1.5%
ADT Security Corp.(a)(b)
4,387,000	4.125	08/01/29	3,764,353
Allied Universal Holdco LLC/Allied Universal Finance Corp.(a)(b)
2,557,000	6.625	07/15/26	2,393,812
1,700,000	6.000	06/01/29	1,228,930
APi Group DE, Inc.(a)(b)
5,193,000	4.125	07/15/29	4,290,041
575,000	4.750	10/15/29	494,644
APX Group, Inc.(a)(b)
4,286,000	5.750	07/15/29	3,579,624
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.(a)(b)
1,630,000	4.750	04/01/28	1,404,897
Bidvest Group U.K. PLC(a)(b)
1,260,000	3.625	09/23/26	1,115,100
Chesapeake Energy Corp.
2,000,000	5.500	09/15/26	44,000
Garda World Security Corp.(a)(b)
900,000	7.750	02/15/28	865,278

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) October 31, 2023

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Commercial Services – (continued)
HealthEquity, Inc.(a)(b)
	$1,058,000	4.500%		10/01/29	$907,563
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS(a)(b)
	896,487	9.500		07/10/36	773,220
Mersin Uluslararasi Liman Isletmeciligi AS(a)
	960,000	5.375		11/15/24	934,589
Metis Merger Sub LLC(a)(b)
	717,000	6.500		05/15/29	585,230
NESCO Holdings II, Inc.(a)(b)
	3,083,000	5.500		04/15/29	2,650,116
Techem Verwaltungsgesellschaft 674 GmbH(a)
EUR	668,190	6.000		07/30/26	684,232
Upbound Group, Inc.(a)(b)
	$850,000	6.375		02/15/29	731,357
Verisure Holding AB(a)(b)
EUR	725,000	3.250		02/15/27	693,947
Verisure Midholding AB(a)
	800,000	5.250	(b)	02/15/29	730,089
	1,450,000	5.250		02/15/29	1,323,287
VT Topco, Inc.(a)(b)
	$2,320,000	8.500		08/15/30	2,261,861

					31,456,170

Computers – 0.7%
Booz Allen Hamilton, Inc.(a)(b)
	2,513,000	3.875		09/01/28	2,244,838
Dell International LLC/EMC Corp.(a)
	2,475,000	5.300		10/01/29	2,359,492
	2,699,000	8.100		07/15/36	2,926,337
Hewlett Packard Enterprise Co.(a)
	2,730,000	6.200		10/15/35	2,673,161
KBR, Inc.(a)(b)
	1,161,000	4.750		09/30/28	1,021,529
Presidio Holdings, Inc.(a)(b)
	2,095,000	8.250		02/01/28	1,985,432
Unisys Corp.(a)(b)
	1,060,000	6.875		11/01/27	782,693
Virtusa Corp.(a)(b)
	2,371,000	7.125		12/15/28	1,886,960

					15,880,442

Distribution & Wholesale(a)(b) – 0.2%
American Builders & Contractors Supply Co., Inc.
	2,760,000	3.875		11/15/29	2,300,819
BCPE Empire Holdings, Inc.
	2,446,000	7.625		05/01/27	2,241,588

					4,542,407

Diversified Financial Services – 2.8%
AerCap Holdings NV(a)(c) (5 yr. CMT + 4.535%)
	1,825,000	5.875		10/10/79	1,714,916
AerCap Ireland Capital DAC/AerCap Global Aviation Trust(a)
	3,625,000	3.000		10/29/28	3,057,760
AG TTMT Escrow Issuer LLC(a)(b)
	1,025,000	8.625		09/30/27	1,029,428

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services – (continued)
Air Lease Corp.(a)
$2,750,000	3.750%		06/01/26	$2,581,782
Ally Financial, Inc.(a)(c) (7 yr. CMT + 3.481%)
3,415,000	4.700		05/15/28	1,994,770
Ally Financial, Inc.
4,000,000	8.000		11/01/31	3,905,880
American Express Co.(a)(c) (5 yr. CMT + 2.854%)
1,000,000	3.550		09/15/26	788,180
Aviation Capital Group LLC(a)(b)
800,000	1.950		01/30/26	719,168
Avolon Holdings Funding Ltd.(a)(b)
3,450,000	5.250		05/15/24	3,422,745
1,300,000	3.250		02/15/27	1,148,134
1,927,000	2.528		11/18/27	1,606,964
Castlelake Aviation Finance DAC(a)(b)
2,420,000	5.000		04/15/27	2,135,239
Charles Schwab Corp.(a)(c)
(5 yr. CMT + 3.168%)
2,875,000	4.000		06/01/26	2,284,274
(5 yr. CMT + 4.971%)
2,250,000	5.375		06/01/25	2,146,590
Discover Financial Services(a)(c) (5 yr. CMT + 5.783%)
1,000,000	6.125		06/23/25	922,010
Global Aircraft Leasing Co. Ltd.(a)(b) (PIK 7.250%, Cash 6.500%)
1,947,294	6.500		09/15/24	1,748,203
Intercorp Financial Services, Inc.(a)
340,000	4.125		10/19/27	298,262
Jefferies Finance LLC/JFIN Co.-Issuer Corp.(a)(b)
3,829,000	5.000		08/15/28	3,065,804
Macquarie Airfinance Holdings Ltd.(a)(b)
1,950,000	8.125		03/30/29	1,921,530
Midcap Financial Issuer Trust(a)(b)
2,567,000	6.500		05/01/28	2,185,800
810,000	5.625		01/15/30	627,272
Nationstar Mortgage Holdings, Inc.(a)(b)
2,651,000	5.500		08/15/28	2,341,284
Navient Corp.(a)
2,388,000	5.500		03/15/29	1,938,316
1,715,000	9.375		07/25/30	1,616,696
NFP Corp.(a)(b)
3,360,000	6.875		08/15/28	2,871,254
OneMain Finance Corp.
1,602,000	7.125		03/15/26	1,556,840
1,643,000	4.000	(a)	09/15/30	1,203,415
Oxford Finance LLC/Oxford Finance Co.-Issuer II, Inc.(a)(b)
1,365,000	6.375		02/01/27	1,244,293
Raymond James Financial, Inc.(a)
900,000	4.650		04/01/30	833,841
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc.(a)(b)
2,305,000	2.875		10/15/26	2,008,300
2,390,000	4.000		10/15/33	1,757,367
United Wholesale Mortgage LLC(a)(b)
3,195,000	5.500		04/15/29	2,672,841

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services – (continued)
Universe Trek Ltd.(e)(f)
$400,000	0.000%		06/15/26	$396,599

				59,745,757

Electrical – 0.9%
Adani Electricity Mumbai Ltd.
470,000	3.949		02/12/30	331,703
AES Panama Generation Holdings SRL(a)
1,427,109	4.375		05/31/30	1,157,099
Calpine Corp.(a)(b)
4,215,000	3.750		03/01/31	3,364,287
Cikarang Listrindo Tbk. PT(a)
200,000	4.950		09/14/26	189,206
Energuate Trust(a)(b)
470,000	5.875		05/03/27	420,246
EnfraGen Energia Sur SA/EnfraGen Spain SA/Prime Energia SpA(a)
200,000	5.375		12/30/30	132,942
Eskom Holdings SOC Ltd.
430,000	7.125		02/11/25	421,400
220,000	6.350	(g)	08/10/28	199,100
458,000	8.450		08/10/28	432,695
Inkia Energy Ltd.(a)
400,000	5.875		11/09/27	374,496
Lamar Funding Ltd.
470,000	3.958		05/07/25	446,794
LLPL Capital Pte. Ltd.
370,116	6.875		02/04/39	322,279
Minejesa Capital BV
260,000	4.625		08/10/30	231,436
Mong Duong Finance Holdings BV(a)
530,000	5.125		05/07/29	477,276
National Central Cooling Co. PJSC
820,000	2.500		10/21/27	711,916
NRG Energy, Inc.(a)
2,800,000	3.750	(b)	06/15/24	2,745,176
115,000	5.750		01/15/28	107,994
448,000	3.375	(b)	02/15/29	365,232
Pacific Gas & Electric Co.(a)
1,470,000	3.500		08/01/50	819,334
Pike Corp.(a)(b)
2,420,000	5.500		09/01/28	2,070,116
Sempra(a)(c) (5 yr. CMT + 4.550%)
3,335,000	4.875		10/15/25	3,112,722

				18,433,449

Electrical Components & Equipment(a)(b) – 0.1%
WESCO Distribution, Inc.
1,473,000	7.250		06/15/28	1,465,031

Electronics(a)(b) –0.3%
Imola Merger Corp.
6,867,000	4.750		05/15/29	5,996,608

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electronics(a)(b) – (continued)
TTM Technologies, Inc.
$799,000	4.000%	03/01/29	$656,410

			6,653,018

Energy-Alternate Sources(a) – 0.0%
Greenko Solar Mauritius Ltd.
350,000	5.950	07/29/26	321,387
Greenko Wind Projects Mauritius Ltd.
380,000	5.500	04/06/25	360,168

			681,555

Engineering & Construction – 0.6%
Aeropuerto Internacional de Tocumen SA(a)
1,040,000	5.125	08/11/61	694,491
Aeropuertos Dominicanos Siglo XXI SA(a)
1,630,000	6.750	03/30/29	1,561,899
Arcosa, Inc.(a)(b)
1,221,000	4.375	04/15/29	1,067,655
ATP Tower Holdings LLC/Andean Tower Partners Colombia SAS/Andean Telecom Partners(a)(b)
950,000	4.050	04/27/26	804,650
Dycom Industries, Inc.(a)(b)
2,764,000	4.500	04/15/29	2,386,410
Global Infrastructure Solutions, Inc.(a)(b)
4,435,000	5.625	06/01/29	3,582,283
1,390,000	7.500	04/15/32	1,143,720
IHS Holding Ltd.(a)(b)
750,000	5.625	11/29/26	600,937
200,000	6.250	11/29/28	146,490
International Airport Finance SA(a)
654,388	12.000	03/15/33	620,032
Mexico City Airport Trust(a)
320,000	5.500	10/31/46	226,157
930,000	5.500	07/31/47	661,704

			13,496,428

Entertainment – 1.2%
Boyne USA, Inc.(a)(b)
2,706,000	4.750	05/15/29	2,359,226
Cinemark USA, Inc.(a)(b)
3,580,000	5.875	03/15/26	3,412,671
Light & Wonder International, Inc.(a)(b)
500,000	7.000	05/15/28	488,060
Lions Gate Capital Holdings LLC(a)(b)
2,540,000	5.500	04/15/29	1,668,399
Motion Bondco DAC(a)(b)
3,250,000	6.625	11/15/27	2,908,490
Penn Entertainment, Inc.(a)(b)
3,067,000	4.125	07/01/29	2,383,182
Resorts World Las Vegas LLC/RWLV Capital, Inc.(a)(b)
600,000	8.450	07/27/30	552,594
SeaWorld Parks & Entertainment, Inc.(a)(b)
4,880,000	5.250	08/15/29	4,250,382
Six Flags Entertainment Corp.(a)(b)
1,854,000	5.500	04/15/27	1,687,511

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) October 31, 2023

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Entertainment – (continued)
Warnermedia Holdings, Inc.(a)
	$2,300,000	4.054%	03/15/29	$2,034,626
	4,775,000	4.279	03/15/32	3,957,902

				25,703,043

Environmental – 0.8%
Covanta Holding Corp.(a)
	670,000	5.000	09/01/30	522,218
GFL Environmental, Inc.(a)(b)
	730,000	5.125	12/15/26	694,683
	6,980,000	4.000	08/01/28	6,025,974
Madison IAQ LLC(a)(b)
	4,294,000	4.125	06/30/28	3,585,748
	485,000	5.875	06/30/29	375,671
Republic Services, Inc.(a)
	4,350,000	2.375	03/15/33	3,246,057
Stericycle, Inc.(a)(b)
	1,950,000	5.375	07/15/24	1,926,775

				16,377,126

Food & Drug Retailing – 1.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/ Albertsons LLC(a)(b)
	2,595,000	4.625	01/15/27	2,436,030
	1,995,000	5.875	02/15/28	1,912,028
	502,000	4.875	02/15/30	448,276
Bellis Acquisition Co. PLC(a)(b)
GBP	475,000	3.250	02/16/26	501,239
BRF GmbH
	$317,000	4.350	09/29/26	290,055
H-Food Holdings LLC/Hearthside Finance Co., Inc.(a)(b)
	2,820,000	8.500	06/01/26	625,307
Kraft Heinz Foods Co.(a)
	2,303,000	5.000	07/15/35	2,047,068
	2,592,000	4.375	06/01/46	1,894,726
Performance Food Group, Inc.(a)(b)
	1,150,000	5.500	10/15/27	1,076,043
Post Holdings, Inc.(a)(b)
	5,984,000	4.625	04/15/30	5,020,995
Sysco Corp.(a)
	5,975,000	5.950	04/01/30	5,929,411
U.S. Foods, Inc.(a)(b)
	2,690,000	4.750	02/15/29	2,369,971
	1,020,000	4.625	06/01/30	871,529

				25,422,678

Forest Products & Paper(a)(b) – 0.0%
Inversiones CMPC SA
	200,000	6.125	06/23/33	187,425

Gaming(a) – 0.1%
Melco Resorts Finance Ltd.
	630,000	5.625	07/17/27	546,852
MGM Resorts International
	1,832,000	4.750	10/15/28	1,599,263

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Gaming(a) – (continued)
Studio City Finance Ltd.
	$200,000	6.000%	07/15/25	$187,125

				2,333,240

Hand/Machine Tools(a)(b) – 0.1%
Regal Rexnord Corp.
	2,020,000	6.300	02/15/30	1,906,335

Health Care(a)(b) – 0.2%
AthenaHealth Group, Inc.
	4,765,000	6.500	02/15/30	3,883,904

Healthcare Providers & Services – 1.3%
CAB SELAS(a)(b)
EUR	1,175,000	3.375	02/01/28	1,036,637
Catalent Pharma Solutions, Inc.(a)(b)
	$1,005,000	3.125	02/15/29	795,628
	840,000	3.500	04/01/30	659,543
Chrome Holdco SAS(a)(b)
EUR	2,100,000	5.000	05/31/29	1,599,848
CHS/Community Health Systems, Inc.(a)(b)
	$1,540,000	6.125	04/01/30	596,935
	2,170,000	4.750	02/15/31	1,459,542
DaVita, Inc.(a)(b)
	7,070,000	3.750	02/15/31	5,084,885
Encompass Health Corp.(a)
	1,200,000	4.500	02/01/28	1,081,812
HCA, Inc.(a)
	250,000	5.875	02/15/26	247,790
Laboratoire Eimer Selas(a)(b)
EUR	500,000	5.000	02/01/29	410,146
LifePoint Health, Inc.(a)(b)
	$2,635,000	5.375	01/15/29	1,592,752
Medline Borrower LP(a)(b)
	3,270,000	3.875	04/01/29	2,759,651
	2,285,000	5.250	10/01/29	1,945,609
Molina Healthcare, Inc.(a)(b)
	1,893,000	3.875	05/15/32	1,493,142
Select Medical Corp.(a)(b)
	1,700,000	6.250	08/15/26	1,653,862
Tenet Healthcare Corp.(a)
	2,000,000	6.250	02/01/27	1,921,280
	3,289,000	6.125	06/15/30	3,050,712

				27,389,774

Holding Companies-Diversified(a) – 0.0%
KOC Holding AS
	700,000	6.500	03/11/25	691,250

Home Builders – 0.7%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC(a)(b)
	1,642,000	4.875	02/15/30	1,249,907
Century Communities, Inc.(a)(b)
	4,550,000	3.875	08/15/29	3,673,397
Installed Building Products, Inc.(a)(b)
	800,000	5.750	02/01/28	725,592

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Home Builders – (continued)
KB Home(a)
$1,805,000	7.250%	07/15/30	$1,732,457
LGI Homes, Inc.(a)(b)
3,698,000	4.000	07/15/29	2,846,276
PulteGroup, Inc.
3,000,000	7.875	06/15/32	3,219,840
Taylor Morrison Communities, Inc.(a)(b)
1,301,000	5.125	08/01/30	1,096,288

			14,543,757

Home Furnishings(a)(b) – 0.1%
Tempur Sealy International, Inc.
1,515,000	3.875	10/15/31	1,135,296

Household Products(a) – 0.1%
Central Garden & Pet Co.
1,380,000	4.125	10/15/30	1,124,452

Housewares(a) – 0.3%
CD&R Smokey Buyer, Inc.(b)
1,094,000	6.750	07/15/25	1,043,041
Newell Brands, Inc.
1,380,000	6.500	04/01/46	968,443
Scotts Miracle-Gro Co.
3,702,000	4.000	04/01/31	2,755,695
Turkiye Sise ve Cam Fabrikalari AS
1,030,000	6.950	03/14/26	991,344

			5,758,523

Insurance – 1.2%
Acrisure LLC/Acrisure Finance, Inc.(a)(b)
1,550,000	10.125	08/01/26	1,560,401
2,230,000	4.250	02/15/29	1,828,712
2,490,000	6.000	08/01/29	2,010,301
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(a)(b)
1,666,000	6.750	10/15/27	1,520,025
5,500,000	6.750	04/15/28	5,230,115
American International Group, Inc.(a)
2,250,000	3.400	06/30/30	1,896,345
BroadStreet Partners, Inc.(a)(b)
2,940,000	5.875	04/15/29	2,562,034
Fidelity & Guaranty Life Holdings, Inc.(a)(b)
2,850,000	5.500	05/01/25	2,784,079
Markel Group, Inc.(a)(c) (5 yr. CMT + 5.662%)
1,500,000	6.000	06/01/25	1,443,000
Prudential Financial, Inc.(a)(c) (5 yr. CMT + 3.234%)
1,500,000	6.000	09/01/52	1,341,255
Sagicor Financial Co. Ltd.(a)(b)
790,000	5.300	05/13/28	732,401
Transatlantic Holdings, Inc.
75,000	8.000	11/30/39	85,120
USI, Inc.(a)(b)
1,850,000	6.875	05/01/25	1,834,034

			24,827,822

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Internet – 1.6%
Booking Holdings, Inc.(a)
	$2,850,000	4.625%		04/13/30	$2,655,288
Expedia Group, Inc.(a)
	1,160,000	6.250	(b)	05/01/25	1,158,910
	1,382,000	4.625		08/01/27	1,307,897
	3,425,000	3.250		02/15/30	2,837,715
Gen Digital, Inc.(a)(b)
	4,000,000	5.000		04/15/25	3,890,560
Getty Images, Inc.(a)(b)
	3,720,000	9.750		03/01/27	3,674,765
Go Daddy Operating Co. LLC/GD Finance Co., Inc.(a)(b)
	1,305,000	5.250		12/01/27	1,231,868
GrubHub Holdings, Inc.(a)(b)
	3,400,000	5.500		07/01/27	2,508,350
ION Trading Technologies SARL(a)(b)
	1,868,000	5.750		05/15/28	1,550,309
Match Group Holdings II LLC(a)(b)
	2,103,000	3.625		10/01/31	1,624,483
Meituan(a)
	480,000	3.050		10/28/30	365,846
Newfold Digital Holdings Group, Inc.(a)(b)
	2,402,000	6.000		02/15/29	1,573,886
Prosus NV(a)
	600,000	3.257		01/19/27	529,620
Uber Technologies, Inc.(a)(b)
	3,200,000	7.500		05/15/25	3,207,040
	1,800,000	6.250		01/15/28	1,734,894
	4,090,000	4.500		08/15/29	3,609,221
United Group BV(a)(b)
EUR	1,225,000	4.625		08/15/28	1,082,240

					34,542,892

Investment Companies – 0.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(a)
	$2,577,000	4.750		09/15/24	2,472,193
	5,743,000	4.375		02/01/29	4,441,292

					6,913,485

Iron/Steel – 0.2%
CAP SA(a)(b)
	200,000	3.900		04/27/31	142,000
Cleveland-Cliffs, Inc.(a)
	2,250,000	5.875		06/01/27	2,146,050
	1,620,000	4.875	(b)	03/01/31	1,336,824
Metinvest BV(a)
	200,000	8.500		04/23/26	136,702

					3,761,576

Leisure Time(a)(b) – 0.2%
Acushnet Co.
	325,000	7.375		10/15/28	325,673
Carnival Corp.
	750,000	7.000		08/15/29	735,000
MajorDrive Holdings IV LLC
	3,925,000	6.375		06/01/29	3,040,462

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) October 31, 2023

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Leisure Time(a)(b) – (continued)
TUI Cruises GmbH
EUR	1,100,000	6.500%		05/15/26	$1,077,571

					5,178,706

Lodging(a) – 0.3%
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc.(b)
	$3,795,000	5.000		06/01/29	3,193,379
Marriott International, Inc.
	1,700,000	4.900		04/15/29	1,594,464
Marriott Ownership Resorts, Inc.(b)
	710,000	4.500		06/15/29	581,994
Travel & Leisure Co.(b)
	598,000	6.625		07/31/26	582,087

					5,951,924

Machinery - Construction & Mining(a)(b) – 0.2%
BWX Technologies, Inc.
	1,023,000	4.125		06/30/28	904,005
Vertiv Group Corp.
	2,956,000	4.125		11/15/28	2,583,928

					3,487,933

Machinery-Diversified(a)(b) – 0.3%
Chart Industries, Inc.
	1,735,000	7.500		01/01/30	1,704,672
Titan Acquisition Ltd./Titan Co.-Borrower LLC
	588,000	7.750		04/15/26	550,991
TK Elevator Holdco GmbH
	4,509,000	7.625		07/15/28	4,101,973

					6,357,636

Media – 3.2%
Altice Financing SA(a)(b)
	1,848,000	5.000		01/15/28	1,506,102
EUR	2,975,000	4.250		08/15/29	2,488,657
CCO Holdings LLC/CCO Holdings Capital Corp.(a)(b)
	$4,980,000	4.750		03/01/30	4,109,098
	4,800,000	4.750		02/01/32	3,747,168
	6,580,000	4.250		01/15/34	4,750,628
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
	12,000,000	6.384		10/23/35	10,851,720
Cumulus Media New Holdings, Inc.(a)(b)
	2,421,000	6.750		07/01/26	1,757,283
Diamond Sports Group LLC/Diamond Sports Finance Co.(a)(b)(h)
	3,345,000	6.625		08/15/27	33,784
Directv Financing LLC/Directv Financing Co.-Obligor, Inc.(a)(b)
	5,980,000	5.875		08/15/27	5,236,626
DISH DBS Corp.
	1,720,000	5.250	(a)(b)	12/01/26	1,389,571
	1,700,000	7.375	(a)	07/01/28	955,247
	4,195,000	5.125		06/01/29	2,156,775
iHeartCommunications, Inc.(a)
	4,605,000	8.375	(h)	05/01/27	2,821,437

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Media – (continued)
	$550,000	4.750	%(b)	01/15/28	$389,240
LCPR Senior Secured Financing DAC(a)(b)
	3,156,000	5.125		07/15/29	2,478,186
News Corp.(a)(b)
	2,470,000	3.875		05/15/29	2,114,839
Nexstar Media, Inc.(a)(b)
	1,500,000	5.625		07/15/27	1,349,505
Scripps Escrow, Inc.(a)(b)
	2,320,000	5.875		07/15/27	1,734,873
Sinclair Television Group, Inc.(a)(b)
	1,210,000	5.125		02/15/27	957,667
Sirius XM Radio, Inc.(a)(b)
	820,000	3.125		09/01/26	735,917
	5,020,000	4.000		07/15/28	4,267,552
	2,260,000	3.875		09/01/31	1,700,198
TEGNA, Inc.(a)
	2,300,000	4.625		03/15/28	1,992,191
Telecomunicaciones Digitales SA(a)
	450,000	4.500		01/30/30	351,562
Townsquare Media, Inc.(a)(b)
	2,038,000	6.875		02/01/26	1,896,461
Urban One, Inc.(a)(b)
	3,900,000	7.375		02/01/28	3,240,744
Ziggo Bond Co. BV(a)(b)
EUR	675,000	3.375		02/28/30	526,736
	$500,000	5.125		02/28/30	364,140
Ziggo BV(a)(b)
	1,628,000	4.875		01/15/30	1,302,026

					67,205,933

Mining – 0.6%
Constellium SE(a)(b)
	2,585,000	3.750		04/15/29	2,126,395
Endeavour Mining PLC(a)
	200,000	5.000	(b)	10/14/26	175,222
	400,000	5.000		10/14/26	350,444
First Quantum Minerals Ltd.(a)(b)
	550,000	6.875		10/15/27	463,375
Freeport-McMoRan, Inc.(a)
	2,000,000	5.400		11/14/34	1,765,920
Glencore Finance Canada Ltd.(b)
	3,000,000	5.550		10/25/42	2,489,610
Glencore Funding LLC(a)(b)
	2,975,000	2.850		04/27/31	2,309,136
Novelis Corp.(a)(b)
	2,400,000	4.750		01/30/30	2,043,000
Stillwater Mining Co.(a)
	1,000,000	4.000		11/16/26	860,000

					12,583,102

Miscellaneous Manufacturing(a) – 0.0%
Hillenbrand, Inc.
	1,349,000	3.750		03/01/31	1,061,285

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Multi-National – 0.1%
African Export-Import Bank(a)
$670,000	3.994%		09/21/29	$542,298
Eastern & Southern African Trade & Development Bank
750,000	4.875		05/23/24	732,225
520,000	4.125		06/30/28	422,188

				1,696,711

Office & Business Equipment(a) – 0.1%
CDW LLC/CDW Finance Corp.
1,440,000	4.125		05/01/25	1,390,579
Xerox Holdings Corp.(b)
1,055,000	5.000		08/15/25	970,516

				2,361,095

Oil Field Services – 2.8%
California Resources Corp.(a)(b)
2,135,000	7.125		02/01/26	2,142,878
Civitas Resources, Inc.(a)(b)
1,345,000	5.000		10/15/26	1,257,898
1,320,000	8.375		07/01/28	1,329,478
Continental Resources, Inc.(a)(b)
1,306,000	5.750		01/15/31	1,211,589
DNO ASA(a)
196,690	8.375		05/29/24	194,887
1,430,000	7.875		09/09/26	1,327,219
Ecopetrol SA(a)
220,000	8.625		01/19/29	219,010
120,000	6.875		04/29/30	107,574
470,000	4.625		11/02/31	350,855
560,000	8.875		01/13/33	535,360
650,000	5.875		11/02/51	404,008
EQT Corp.(a)
460,000	3.900		10/01/27	422,864
1,915,000	3.625	(b)	05/15/31	1,582,345
Genel Energy Finance 4 PLC(a)
200,000	9.250		10/14/25	185,400
Geopark Ltd.(a)(b)
400,000	5.500		01/17/27	334,900
Guara Norte SARL
840,047	5.198		06/15/34	706,543
Hunt Oil Co. of Peru LLC Sucursal Del Peru(a)(b)
1,110,000	8.550		09/18/33	1,109,584
KazMunayGas National Co. JSC(a)
970,000	3.500		04/14/33	705,675
Kosmos Energy Ltd.(a)
1,709,000	7.125		04/04/26	1,571,067
Lukoil Securities BV(b)
250,000	3.875		05/06/30	180,000
Matador Resources Co.(a)(b)
2,795,000	6.875		04/15/28	2,741,112
MEG Energy Corp.(a)(b)
1,250,000	5.875		02/01/29	1,169,312
Nabors Industries, Inc.(a)(b)
7,530,000	7.375		05/15/27	7,042,508

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – (continued)
Noble Finance II LLC(a)(b)
	$1,560,000	8.000%		04/15/30	$1,565,351
Occidental Petroleum Corp.(a)
	2,550,000	6.625		09/01/30	2,559,358
Permian Resources Operating LLC(a)(b)
	805,000	7.000		01/15/32	783,925
Petroleos Mexicanos
	96,000	6.490	(a)	01/23/27	84,781
	428,000	6.500		03/13/27	375,919
SEPLAT Energy PLC(a)
	630,000	7.750	(b)	04/01/26	529,200
	820,000	7.750		04/01/26	688,800
ShaMaran Petroleum Corp.(a)
	804,750	12.000		07/30/25	723,437
Sitio Royalties Operating Partnership LP/Sitio Finance Corp.(a)(b)
	2,255,000	7.875		11/01/28	2,225,054
Southwestern Energy Co.(a)
	1,445,000	4.750		02/01/32	1,242,642
Sunoco LP/Sunoco Finance Corp.(a)
	6,970,000	4.500		05/15/29	6,039,714
TechnipFMC PLC(a)(b)
	3,635,000	6.500		02/01/26	3,582,547
Tengizchevroil Finance Co. International Ltd.(a)
	830,000	2.625		08/15/25	748,245
	200,000	3.250		08/15/30	148,700
Transocean Poseidon Ltd.(a)(b)
	780,750	6.875		02/01/27	765,049
Transocean Titan Financing Ltd.(a)(b)
	815,000	8.375		02/01/28	816,809
Transocean, Inc.(a)(b)
	4,448,000	11.500		01/30/27	4,626,231
	342,000	8.750		02/15/30	341,443
USA Compression Partners LP/USA Compression Finance Corp.(a)
	4,480,000	6.875		04/01/26	4,367,149

					59,046,420

Packaging – 1.0%
ARD Finance SA(i)(a) (PIK 5.750%, Cash 5.000%)
EUR	2,648,270	5.000		06/30/27	1,628,657
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC(a)
	$523,000	6.000	(b)	06/15/27	494,821
EUR 2,531,000		3.000		09/01/29	1,976,295
	$1,463,000	4.000	(b)	09/01/29	1,097,118
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(a)(b)
	3,295,000	5.250		08/15/27	2,397,343
Ball Corp.(a)
	3,895,000	6.000		06/15/29	3,730,514
Berry Global, Inc.(a)(b)
	1,308,000	4.500		02/15/26	1,233,209
	2,000,000	5.625		07/15/27	1,911,320
LABL, Inc.(a)(b)
	1,750,000	6.750		07/15/26	1,612,590

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) October 31, 2023

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Packaging – (continued)
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC(a)(b)
	$1,410,000	4.000%		10/15/27	$1,240,307
SAN Miguel Industrias Pet SA/NG PET R&P Latin America SA(a)(b)
	290,000	3.500		08/02/28	235,222
Sealed Air Corp.(b)
	1,843,000	6.875		07/15/33	1,736,640
Trivium Packaging Finance BV(a)(b)
	1,075,000	5.500		08/15/26	975,659
	1,300,000	8.500		08/15/27	1,085,474

					21,355,169

Pharmaceuticals – 1.2%
AbbVie, Inc.(a)
	3,985,000	3.200		11/21/29	3,472,927
AdaptHealth LLC(a)(b)
	1,445,000	6.125		08/01/28	1,194,408
	670,000	4.625		08/01/29	500,946
	1,020,000	5.125		03/01/30	775,955
Becton Dickinson & Co.(a)
	3,200,000	2.823		05/20/30	2,634,336
Cheplapharm Arzneimittel GmbH(a)(b)
	1,268,000	5.500		01/15/28	1,133,440
Cigna Group(a)
	7,375,000	2.400		03/15/30	5,953,395
CVS Health Corp.(a)
	6,765,000	3.750		04/01/30	5,882,235
Organon & Co./Organon Foreign Debt Co.-Issuer BV(a)(b)
	700,000	4.125		04/30/28	604,730
	1,950,000	5.125		04/30/31	1,523,710
Prestige Brands, Inc.(a)(b)
	1,855,000	3.750		04/01/31	1,475,597
Teva Pharmaceutical Finance Netherlands II BV(a)
EUR	210,000	3.750		05/09/27	202,565
	310,000	7.375		09/15/29	331,790

					25,686,034

Pipelines – 4.4%
Buckeye Partners LP(a)
	$2,100,000	4.350		10/15/24	2,019,612
	4,636,000	3.950		12/01/26	4,227,754
	929,000	4.125		12/01/27	807,505
	1,217,000	4.500	(b)	03/01/28	1,065,045
Cheniere Energy Partners LP(a)
	1,800,000	4.500		10/01/29	1,611,702
CNX Midstream Partners LP(a)(b)
	1,210,000	4.750		04/15/30	997,221
CQP Holdco LP/BIP-V Chinook Holdco LLC(a)(b)
	4,130,000	5.500		06/15/31	3,604,499
DCP Midstream Operating LP(b)
	4,000,000	6.750		09/15/37	3,942,960
DT Midstream, Inc.(a)(b)
	4,130,000	4.375		06/15/31	3,433,723

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pipelines – (continued)
Energy Transfer LP
$2,985,000	6.625%		10/15/36	$2,874,018
Enterprise Products Operating LLC(a)(c) (3 mo. USD Term SOFR +3.039%)
1,000,000	8.449		06/01/67	923,150
EQM Midstream Partners LP(a)(b)
2,305,000	7.500		06/01/27	2,289,649
Galaxy Pipeline Assets Bidco Ltd.
920,000	3.250		09/30/40	637,675
Genesis Energy LP/Genesis Energy Finance Corp.(a)
2,010,000	7.750		02/01/28	1,895,611
Global Partners LP/GLP Finance Corp.(a)
3,922,000	6.875		01/15/29	3,485,991
GNL Quintero SA
190,620	4.634		07/31/29	180,136
Howard Midstream Energy Partners LLC(a)(b)
3,105,000	6.750		01/15/27	2,945,713
1,615,000	8.875		07/15/28	1,628,566
ITT Holdings LLC(a)(b)
3,380,000	6.500		08/01/29	2,835,550
Kinder Morgan Energy Partners LP
7,000,000	7.300		08/15/33	7,199,150
Kinetik Holdings LP(a)(b)
3,490,000	5.875		06/15/30	3,239,627
MPLX LP(a)
5,925,000	2.650		08/15/30	4,681,876
NuStar Logistics LP(a)
2,569,000	6.375		10/01/30	2,378,611
Oleoducto Central SA(a)
490,000	4.000		07/14/27	429,137
Plains All American Pipeline LP/PAA Finance Corp.(a)
3,000,000	3.600		11/01/24	2,925,300
Sabine Pass Liquefaction LLC(a)
2,275,000	4.200		03/15/28	2,093,455
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.(a)
3,260,000	5.750		04/15/25	3,074,213
3,370,000	9.000	(b)	10/15/26	3,235,335
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(a)(b)
525,000	6.000		12/31/30	445,053
4,485,000	6.000		09/01/31	3,774,172
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(a)
1,910,000	4.875		02/01/31	1,692,088
Venture Global Calcasieu Pass LLC(a)(b)
3,243,000	4.125		08/15/31	2,612,464
Venture Global LNG, Inc.(a)(b)
4,010,000	8.125		06/01/28	3,893,229
2,480,000	9.500		02/01/29	2,515,489
Williams Cos., Inc.
7,000,000	7.500		01/15/31	7,319,410

				92,914,689

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Real Estate – 0.1%
CIFI Holdings Group Co. Ltd.(a)(h)
	$260,000	4.800%		05/17/28	$15,166
GTC Aurora Luxembourg SA(a)
EUR	250,000	2.250		06/23/26	173,793
Howard Hughes Corp.(a)(b)
	$734,000	4.125		02/01/29	595,332
IRSA Inversiones y Representaciones SA(a)(b)
	277,787	8.750		06/22/28	267,683
Realogy Group LLC/Realogy Co.-Issuer Corp.(a)(b)
	2,080,000	5.750		01/15/29	1,314,851
Redsun Properties Group Ltd.(a)(h)
	230,000	7.300		01/13/25	3,450
Shimao Group Holdings Ltd.(a)(h)
	560,000	3.450		01/11/31	21,000
Sunac China Holdings Ltd.(a)
	370,000	6.500		07/09/23	50,875
	200,000	7.950	(h)	10/11/23	27,500
	200,000	6.650		08/03/24	27,500
	320,000	6.500	(h)	01/26/26	44,000
Yuzhou Group Holdings Co. Ltd.(a)(h)
	200,000	6.000		10/25/23	12,000
	280,000	7.375		01/13/26	16,800
(5 yr. CMT + 8.527%)
	380,000	5.375	(c)	03/29/24	3,800

					2,573,750

Real Estate Investment Trust – 1.0%
American Tower Corp.(a)
	2,125,000	3.950		03/15/29	1,892,801
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC(a)(b)
	600,000	5.750		05/15/26	549,630
CIBANCO SA Institucion de Banca Multiple Trust CIB/3332(a)(b)
	1,630,000	4.375		07/22/31	1,184,097
Crown Castle, Inc.(a)
	300,000	4.150		07/01/50	200,136
Iron Mountain Information Management Services, Inc.(a)(b)
	2,395,000	5.000		07/15/32	1,961,601
MPT Operating Partnership LP/MPT Finance Corp.(a)
	3,000,000	5.000		10/15/27	2,324,070
	2,680,000	3.500		03/15/31	1,630,110
SBA Communications Corp.(a)
	2,637,000	3.875		02/15/27	2,404,865
Starwood Property Trust, Inc.(a)
	2,700,000	4.750		03/15/25	2,593,242
Trust Fibra Uno(a)
	510,000	4.869		01/15/30	423,300
VICI Properties LP(a)
	2,480,000	4.750		02/15/28	2,283,733
VICI Properties LP/VICI Note Co., Inc.(a)(b)
	1,526,000	3.500		02/15/25	1,459,711
	1,306,000	4.625		06/15/25	1,256,254

					20,163,550

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Retailing – 1.8%
Arko Corp.(a)(b)
$1,770,000	5.125%		11/15/29	$1,434,514
Asbury Automotive Group, Inc.(a)(b)
1,462,000	4.625		11/15/29	1,235,799
809,000	5.000		02/15/32	657,272
AutoNation, Inc.(a)
961,000	4.750		06/01/30	841,106
Beacon Roofing Supply, Inc.(a)(b)
2,560,000	4.125		05/15/29	2,149,427
eG Global Finance PLC(a)(b)
3,513,000	6.750		02/07/25	3,474,041
Foundation Building Materials, Inc.(a)(b)
2,540,000	6.000		03/01/29	2,095,119
GYP Holdings III Corp.(a)(b)
1,160,000	4.625		05/01/29	953,381
InRetail Consumer(a)
400,000	3.250		03/22/28	333,928
LCM Investments Holdings II LLC(a)(b)
3,020,000	4.875		05/01/29	2,536,347
1,205,000	8.250		08/01/31	1,151,787
Lowe’s Cos., Inc.(a)
2,062,000	3.750		04/01/32	1,728,451
4,400,000	5.000		04/15/33	4,006,420
Penske Automotive Group, Inc.(a)
2,179,000	3.750		06/15/29	1,795,823
Specialty Building Products Holdings LLC/SBP Finance Corp.(a)(b)
3,446,000	6.375		09/30/26	3,217,530
SRS Distribution, Inc.(a)(b)
1,912,000	4.625		07/01/28	1,668,239
3,525,000	6.125		07/01/29	2,951,906
Suburban Propane Partners LP/Suburban Energy Finance Corp.(a)(b)
2,245,000	5.000		06/01/31	1,879,087
Vivo Energy Investments BV(a)
290,000	5.125		09/24/27	262,546
Yum! Brands, Inc.(a)(b)
3,064,000	4.750		01/15/30	2,740,227

				37,112,950

Semiconductors – 0.6%
Amkor Technology, Inc.(a)(b)
1,398,000	6.625		09/15/27	1,361,568
Broadcom, Inc.(a)
3,723,000	4.150		11/15/30	3,239,531
2,069,000	3.469	(b)	04/15/34	1,574,985
1,856,000	3.137	(b)	11/15/35	1,308,461
3,319,000	3.187	(b)	11/15/36	2,297,445
NXP BV/NXP Funding LLC/NXP USA, Inc.(a)
975,000	4.400		06/01/27	919,133
982,000	3.400		05/01/30	821,865
Qorvo, Inc.(a)
750,000	4.375		10/15/29	652,103

				12,175,091

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) October 31, 2023

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Software – 1.1%
Castle U.S. Holding Corp.(a)(b)
	$4,104,000	9.500%		02/15/28	$2,150,004
Clarivate Science Holdings Corp.(a)(b)
	3,509,000	3.875		07/01/28	3,025,039
	2,401,000	4.875		07/01/29	2,024,379
Elastic NV(a)(b)
	1,835,000	4.125		07/15/29	1,544,409
Oracle Corp.(a)
	2,000,000	4.650		05/06/30	1,832,080
	2,015,000	4.900		02/06/33	1,807,999
	1,405,000	3.600		04/01/50	859,930
Playtika Holding Corp.(a)(b)
	3,198,000	4.250		03/15/29	2,577,972
PTC, Inc.(a)(b)
	4,000	3.625		02/15/25	3,863
ROBLOX Corp.(a)(b)
	1,975,000	3.875		05/01/30	1,602,298
SS&C Technologies, Inc.(a)(b)
	850,000	5.500		09/30/27	797,317
TeamSystem SpA(a)(b)
EUR	3,100,000	3.500		02/15/28	2,798,919
ZoomInfo Technologies LLC/ZoomInfo Finance Corp.(a)(b)
	$1,450,000	3.875		02/01/29	1,196,931

					22,221,140

Sovereign(a)(c) –0.2%
CoBank ACB (3 mo. USD LIBOR + 4.660%)
	5,350,000	6.250		10/01/26	5,056,124

Telecommunication Services – 1.5%
Altice France SA(a)(b)
	4,695,000	5.500		10/15/29	3,239,879
AT&T, Inc.(a)
	2,900,000	2.750		06/01/31	2,280,734
	3,475,000	2.250		02/01/32	2,567,087
Axian Telecom(a)
	250,000	7.375	(b)	02/16/27	221,531
	200,000	7.375		02/16/27	177,225
CAS Capital No. 1 Ltd.(a)(c) (5 yr. CMT + 3.642%)
	204,000	4.000		07/12/26	160,277
Chindata Group Holdings Ltd.
	230,000	10.500		02/23/26	237,429
CommScope, Inc.(a)(b)
	1,430,000	7.125		07/01/28	546,689
CT Trust(a)
	1,480,000	5.125		02/03/32	1,132,200
Intelsat Jackson Holdings SA(a)(d)(h)
	708,000	5.500		08/01/23	—
	3,000,000	8.500	(b)	10/15/24	—
Level 3 Financing, Inc.(a)(b)
	1,506,000	10.500		05/15/30	1,507,295
Lorca Telecom Bondco SA(a)(b)
EUR	1,525,000	4.000		09/18/27	1,499,295
MTN Mauritius Investments Ltd.
	$420,000	6.500		10/13/26	409,500

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Telecommunication Services – (continued)
Nokia of America Corp.
$3,000,000	6.450%		03/15/29	$2,876,730
SoftBank Group Corp.(a)
260,000	5.125		09/19/27	233,163
Sprint Capital Corp.
1,150,000	8.750		03/15/32	1,293,106
Telecom Italia Capital SA
1,800,000	7.200		07/18/36	1,564,866
1,000,000	7.721		06/04/38	883,350
T-Mobile USA, Inc.(a)
7,351,000	3.875		04/15/30	6,398,310
1,896,000	4.500		04/15/50	1,382,715
Verizon Communications, Inc.(a)
2,800,000	3.150		03/22/30	2,348,332

				30,959,713

Telecommunications(a) –0.0%
Telefonica Celular del Paraguay SA
750,000	5.875		04/15/27	676,125

Toys/Games/Hobbies(a)(b) –0.1%
Mattel, Inc.
2,185,000	3.375		04/01/26	2,022,676

Transportation – 0.5%
Cargo Aircraft Management, Inc.(a)(b)
785,000	4.750		02/01/28	692,708
CSX Corp.(a)
3,575,000	4.100		11/15/32	3,127,696
MV24 Capital BV
285,801	6.748	(b)	06/01/34	246,003
647,254	6.748		06/01/34	557,124
Rand Parent LLC(a)(b)
2,910,000	8.500		02/15/30	2,651,737
Transnet SOC Ltd.(b)
860,000	8.250		02/06/28	812,700
XPO Escrow Sub LLC(a)(b)
1,745,000	7.500		11/15/27	1,742,732

				9,830,700

Trucking & Leasing(a)(b) –0.1%
Fortress Transportation & Infrastructure Investors LLC
2,220,000	5.500		05/01/28	2,022,198

TOTAL CORPORATE OBLIGATIONS (Cost $1,210,687,552)				$1,043,307,327

Shares	Description	Value

Common Stocks – 36.9%

Aerospace & Defense – 0.6%
42,696	L3Harris Technologies, Inc.	$7,660,089
8,444	Northrop Grumman Corp.	3,980,755

		11,640,844

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Shares	Description	Value

Common Stocks – (continued)

Air Freight & Logistics – 0.2%
30,926	United Parcel Service, Inc.
	Class B	$4,368,297

Banks – 2.8%
524,761	Bank of America Corp.	13,822,205
243,312	BNP Paribas SA ADR	6,980,621
155,512	JPMorgan Chase & Co.	21,625,499
751,221	Nordea Bank Abp ADR	7,925,382
318,418	Truist Financial Corp.	9,030,334

		59,384,041

Beverages – 0.8%
148,493	Coca-Cola Co.	8,388,370
136,248	Coca-Cola Europacific Partners PLC	7,971,870

		16,360,240

Biotechnology – 0.5%
137,542	Gilead Sciences, Inc.	10,802,549

Capital Markets – 1.0%
162,203	Blackstone, Inc.	14,979,447
50,681	Singapore Exchange Ltd.
	ADR(j)	5,322,012

		20,301,459

Chemicals – 0.6%
32,865	Linde PLC	12,559,688

Commercial Services & Supplies – 0.4%
55,775	Republic Services, Inc.	8,282,030

Communications Equipment – 0.6%
239,881	Cisco Systems, Inc.	12,504,996
35,685	Intelsat SA*	849,303

		13,354,299

Construction & Engineering – 0.3%
242,716	Vinci SA ADR	6,696,534

Consumer Finance – 0.3%
46,100	American Express Co.	6,731,983

Consumer Staples Distribution & Retail – 1.0%
269,627	Koninklijke Ahold Delhaize NV ADR	7,989,048
83,844	Walmart, Inc.	13,700,948

		21,689,996

Containers & Packaging – 0.4%
226,654	International Paper Co.	7,645,039

Diversified Telecommunication Services – 0.5%
692,186	AT&T, Inc.	10,659,664

Electric Utilities – 1.3%
167,143	Iberdrola SA ADR	7,422,821
145,598	NextEra Energy, Inc.	8,488,363

Shares	Description	Value

Common Stocks – (continued)

Electric Utilities – (continued)
177,675	Xcel Energy, Inc.	$10,530,797

		26,441,981

Electrical Equipment – 0.7%
43,943	Eaton Corp. PLC	9,136,189
197,462	Schneider Electric SE ADR	6,048,261

		15,184,450

Energy Equipment & Services – 0.1%
63,962	Noble Corp. PLC	2,986,386

Financial Services – 0.4%
35,356	Visa, Inc. Class A	8,312,196

Food Products – 1.0%
78,303	General Mills, Inc.	5,108,487
175,643	Kraft Heinz Co.	5,525,729
90,730	Nestle SA ADR	9,777,065

		20,411,281

Ground Transportation – 0.2%
27,074	Norfolk Southern Corp.	5,165,448

Health Care Equipment & Supplies – 0.9%
67,283	Abbott Laboratories	6,361,608
54,797	Hoya Corp. ADR	5,304,350
59,999	Zimmer Biomet Holdings, Inc.	6,264,495

		17,930,453

Health Care Providers & Services – 0.4%
125,920	CVS Health Corp.	8,689,739

Health Care REITs – 0.2%
306,967	Healthpeak Properties, Inc.	4,773,337

Hotels, Restaurants & Leisure – 0.8%
40,195	McDonald’s Corp.	10,537,923
60,884	Yum! Brands, Inc.	7,358,440

		17,896,363

Household Products – 0.8%
66,280	Procter & Gamble Co.	9,943,989
514,486	Reckitt Benckiser Group PLC ADR	6,858,098

		16,802,087

Industrial Conglomerates – 0.6%
68,219	Honeywell International, Inc.	12,501,814

Insurance – 2.0%
93,434	Allstate Corp.	11,971,699
45,750	Marsh & McLennan Cos., Inc.	8,676,488
91,026	Progressive Corp.	14,390,300
169,974	Zurich Insurance Group AG ADR	8,051,668

		43,090,155

IT Services – 0.3%
19,962	Accenture PLC Class A	5,930,511

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Machinery – 0.6%
28,752	Caterpillar, Inc.	$6,499,390
26,509	Illinois Tool Works, Inc.	5,941,197

		12,440,587

Media – 0.9%
194,738	Bright Pattern Holdco*(d)	1,947
137,037	Comcast Corp. Class A	5,658,258
355,974	iHeartMedia, Inc. Class A*	836,539
136,405	New York Times Co. Class A	5,498,486
87,487	Omnicom Group, Inc.	6,553,651

		18,548,881

Metals & Mining – 1.1%
193,054	Freeport-McMoRan, Inc.	6,521,364
250,431	Rio Tinto PLC ADR	16,112,731

		22,634,095

Multi-Utilities – 2.0%
131,146	Ameren Corp.	9,929,063
182,371	CMS Energy Corp.	9,910,040
177,496	Dominion Energy, Inc.	7,156,639
154,925	National Grid PLC ADR	9,318,739
98,161	Sempra	6,874,215

		43,188,696

Oil, Gas & Consumable Fuels – 2.8%
2,490	Chesapeake Energy Corp.	214,339
121,704	ConocoPhillips	14,458,435
65,988	EOG Resources, Inc.	8,330,985
169,104	Exxon Mobil Corp.	17,899,659
260,092	Shell PLC ADR	16,942,393
86,915	Summit Midstream Partners LP*	1,647,039

		59,492,850

Personal Products – 0.7%
323,945	Kenvue, Inc.	6,025,377
169,628	Unilever PLC ADR	8,031,886

		14,057,263

Pharmaceuticals – 2.9%
193,553	AstraZeneca PLC ADR	12,238,356
262,144	Bristol-Myers Squibb Co.	13,508,280
24,597	Eli Lilly & Co.	13,625,016
91,604	Johnson & Johnson	13,588,538
228,684	Roche Holding AG ADR	7,393,354

		60,353,544

Residential REITs – 0.3%
38,570	AvalonBay Communities, Inc.	6,392,592

Retail REITs – 0.3%
88,199	Regency Centers Corp.	5,314,872

Semiconductors & Semiconductor Equipment – 1.9%
11,839	ASML Holding NV	7,089,311
11,151	KLA Corp.	5,237,625

Shares	Description	Value

Common Stocks – (continued)

Semiconductors & Semiconductor Equipment – (continued)
133,263	Marvell Technology, Inc.	$6,292,679
80,770	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	6,971,259
34,866	Texas Instruments, Inc.	4,951,321
145,179	Tokyo Electron Ltd. ADR	9,584,717

		40,126,912

Software – 0.9%
194,739	Aspect Software, Inc. Class B*(d)	1,947
24,918	Microsoft Corp.	8,425,025
93,259	Oracle Corp.	9,642,981

		18,069,953

Specialized REITs – 0.7%
38,053	American Tower Corp.	6,780,664
70,113	Digital Realty Trust, Inc.	8,719,253

		15,499,917

Specialty Retail – 0.7%
40,964	Lowe’s Cos., Inc.	7,806,509
57,670	Ross Stores, Inc.	6,687,990

		14,494,499

Technology Hardware, Storage & Peripherals – 0.4%
136,216	Dell Technologies, Inc. Class C	9,114,213

Textiles, Apparel & Luxury Goods – 0.3%
70,232	NIKE, Inc. Class B	7,217,743

Trading Companies & Distributors – 0.4%
162,226	Fastenal Co.	9,464,265

Water Utilities – 0.3%
45,308	American Water Works Co., Inc.	5,330,486

TOTAL COMMON STOCKS (Cost $689,728,100)		$778,334,232

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(c)(k) – 6.3%

Aerospace & Defense – 0.2%
ADS Tactical, Inc. (1 mo. USD Term SOFR + 5.750%)
$3,507,005	11.189%	03/19/26	$3,422,240

Automotive – 0.6%
First Brands Group LLC
(3 mo. USD Term SOFR + 8.500%)
2,900,000	14.381	03/30/28	2,721,157
(6 mo. USD Term SOFR + 5.000%)
3,275,158	10.881	03/30/27	3,224,655
(6 mo. USD Term SOFR + 5.000%)
694,750	10.881	03/30/27	683,460
Garrett LX I SARL (3 mo. USD Term SOFR + 3.250%)
2,744,000	8.895	04/30/28	2,712,444

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(c)(k) – (continued)

Automotive – (continued)
OEConnection LLC (1 mo. USD Term SOFR + 4.000%)
$2,506,019	9.430%		09/25/26	$2,492,436

				11,834,152

Banks – 0.2%
Nouryon Finance BV (1 mo. USD Term SOFR + 4.000%)
4,609,829	9.434		04/03/28	4,501,775

Building & Construction Materials – 0.2%
Energize HoldCo LLC
(1 mo. USD Term SOFR + 3.750%)
2,290,131	9.189		12/08/28	2,244,901
(1 mo. USD Term SOFR + 6.750%)
1,250,000	12.189	(d)	12/07/29	1,162,500

				3,407,401

Building Materials – 0.1%
Icebox Holdco III, Inc.
(3 mo. USD Term SOFR + 3.750%)
2,193,527	9.402		12/22/28	2,145,993
(3 mo. USD Term SOFR + 6.750%)
625,000	12.402		12/21/29	559,375

				2,705,368

Chemicals – 0.2%
Momentive Performance Materials, Inc. (1 mo. USD Term SOFR + 4.500%)
3,999,900	9.824		03/29/28	3,799,905

Commercial Services – 0.4%
Albion Financing 3 SARL (3 mo. USD Term SOFR + 5.500%)
2,985,000	10.883		08/17/26	2,977,537
Anticimex International AB
(3 mo. USD Term SOFR + 3.150%)
1,968,171	8.450		11/16/28	1,937,429
(3 mo. USD Term SOFR + 3.150%)
2,935,918	8.950		11/16/28	2,884,539

				7,799,505

Computers – 0.2%
Peraton Corp. (3 mo. USD Term SOFR + 7.750%)
1,739,326	13.233		02/01/29	1,674,101
Virtusa Corp. (3 mo. USD Term SOFR + 3.750%)
1,888,703	9.331		02/11/28	1,872,763

				3,546,864

Consumer Cyclical Services – 0.3%
Asurion LLC (3 mo. USD Term SOFR + 3.250%)
3,233,696	8.689		12/23/26	3,120,517
Hertz Corp.
(1 mo. USD Term SOFR + 3.250%)
2,631,974	8.691		06/30/28	2,607,312
(1 mo. USD Term SOFR + 3.250%)
507,444	8.691		06/30/28	502,689

				6,230,518

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(c)(k) – (continued)

Diversified Financial Services – 0.0%
Fiserv Investment Solutions, Inc. (3 mo. USD Term SOFR + 4.000%)
	$628,875	9.383%	02/18/27	$585,835

Engineering & Construction – 0.1%
Brown Group Holding LLC
(1 mo. USD Term SOFR + 2.750%)
	972,944	8.075	06/07/28	954,292
(3 mo. USD Term SOFR + 3.750%)
	1,188,000	9.127	07/02/29	1,184,294

				2,138,586

Entertainment – 0.1%
Cinemark USA, Inc. (1 mo. USD Term SOFR + 3.750%)
	2,935,250	9.091	05/24/30	2,927,912

Food & Drug Retailing – 0.0%
B&G Foods, Inc. (1 mo. USD Term SOFR + 2.500%)
	507,788	7.827	10/10/26	495,820

Health Care – 0.1%
Athenahealth Group, Inc. (1 mo. USD Term SOFR + 3.250%)
	2,376,926	8.577	02/15/29	2,299,248

Health Care Services – 0.2%
ICON Luxembourg SARL (3 mo. USD Term SOFR + 2.250%)
	635,284	7.902	07/03/28	635,430
LifePoint Health, Inc. (3 mo. USD Term SOFR + 0.000%)
	2,800,902	11.168	11/16/28	2,641,167
Verscend Holding Corp. (1 mo. USD Term SOFR + 4.000%)
	1,334,167	9.325	08/27/25	1,332,219

				4,608,816

Healthcare Providers & Services – 0.2%
Insulet Corp. (1 mo. USD Term SOFR + 3.250%)
	4,569,382	8.689	05/04/28	4,548,454
PRA Health Sciences, Inc. (3 mo. USD Term SOFR + 2.250%)
	158,281	7.902	07/03/28	158,318

				4,706,772

Home Construction – 0.2%
Chamberlain Group, Inc. (1 mo. USD Term SOFR + 3.250%)
	4,347,563	8.674	11/03/28	4,217,136

Leisure Time – 0.1%
Arcis Golf LLC (1 mo. USD Term SOFR + 4.250%)
	1,994,625	9.691	11/24/28	1,991,294

Machinery-Diversified – 0.4%
Clark Equipment Co. (3 mo. USD Term SOFR + 2.500%)
	303,574	7.990	04/20/29	303,479
Engineered Machinery Holdings, Inc.
(3 mo. EUR EURIBOR + 3.750%)
EUR	857,500	7.722	05/21/28	890,309
(3 mo. USD Term SOFR + 3.500%)
	$1,838,379	9.152	05/19/28	1,817,992

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) October 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(c)(k) – (continued)

Machinery-Diversified – (continued)
Vertical U.S. Newco, Inc. (6 mo. USD Term SOFR + 3.500%)
$4,629,939	9.381%	07/30/27	$4,594,659

			7,606,439

Media – 0.5%
CSC Holdings LLC
(1 mo. USD LIBOR + 2.500%)
3,659,305	7.949	04/15/27	3,294,509
(1 mo. USD Term SOFR + 4.500%)
1,646,476	9.835	01/18/28	1,535,339
Cumulus Media New Holdings, Inc. (3 mo. USD Term SOFR +
3.750%)
602,527	9.434	03/31/26	484,173
DirecTV Financing LLC (1 mo. USD Term SOFR + 5.000%)
2,111,500	10.325	08/02/27	2,051,554
Entercom Media Corp. (3 mo. USD Term SOFR + 2.500%)
4,070,000	8.145	11/18/24	1,748,187
Syndigo LLC (1 mo. USD Term SOFR + 4.500%)
2,023,125	9.939	12/15/27	1,896,680

			11,010,442

Media - Broadcasting & Radio – 0.2%
Getty Images, Inc. (3 mo. USD Term SOFR + 4.500%)
2,563,571	9.990	02/19/26	2,565,186
Grinding Media, Inc. (3 mo. USD Term SOFR + 4.000%)
2,621,500	9.684	10/12/28	2,542,855

			5,108,041

Packaging – 0.2%
LABL, Inc. (1 mo. USD Term SOFR + 5.000%)
1,866,750	10.424	10/29/28	1,753,121
Pretium Packaging LLC (3 mo. USD Term SOFR + 5.000%)
2,975,000	10.395	10/02/28	2,911,037
Reynolds Group Holdings, Inc. (1 mo. USD Term SOFR + 3.250%)
611,099	8.689	02/05/26	609,455

			5,273,613

Pharmaceuticals – 0.3%
Gainwell Acquisition Corp. (3 mo. USD Term SOFR + 4.000%)
6,224,000	9.490	10/01/27	5,938,754

Pipelines – 0.2%
CQP Holdco LP (3 mo. USD Term SOFR + 3.500%)
3,274,748	8.990	06/05/28	3,269,967

Retailers – 0.1%
AppLovin Corp. (1 mo. USD Term SOFR + 3.100%)
826,246	8.424	08/16/30	822,998
TruGreen LP (3 mo. USD Term SOFR + 8.500%)
1,750,000	14.145	11/02/28	1,114,173

			1,937,171

Software – 0.6%
Banff Merger Sub, Inc. (1 mo. USD Term SOFR + 3.750%)
4,242,189	9.189	10/02/25	4,235,571

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(c)(k) – (continued)

Software – (continued)
Ceridian HCM Holding, Inc. (1 mo. USD Term SOFR + 2.500%)
	$2,850,000	7.939%		04/30/25	$2,846,438
Dun & Bradstreet Corp. (1 mo. USD Term SOFR + 2.750%)
	3,335,669	8.176		02/06/26	3,330,465
Isolved, Inc. (3 mo. USD Term SOFR + 4.000%)
	1,150,000	9.484		10/14/30	1,144,250
Ultimate Software Group, Inc. (3 mo. USD Term SOFR + 3.750%)
	1,584,000	9.233		05/04/26	1,579,739

					13,136,463

Technology - Software/Services – 0.3%
DCert Buyer, Inc.
(1 mo. USD Term SOFR + 4.000%)
	4,539,839	9.324		10/16/26	4,451,176
(1 mo. USD Term SOFR + 7.000%)
	2,700,000	12.324		02/19/29	2,407,509
Loyalty Ventures, Inc.(d)(h)
	2,311,532	14.000		11/03/27	11,558

					6,870,243

Telecommunications – 0.1%
Level 3 Financing, Inc. (1 mo. USD Term SOFR + 1.750%)
	1,568,485	7.189		03/01/27	1,461,734

TOTAL BANK LOANS (Cost $139,538,381)					$132,832,014

Sovereign Debt Obligations – 0.4%

United States Dollar – 0.4%
Bahrain Government International Bonds
	$540,000	5.625%		05/18/34	$442,125
Benin Government International Bonds
EUR	350,000	4.875		01/19/32	276,329
Ecuador Government International Bonds
	$57,283	0.000	(b)(e)	07/31/30	16,984
	550,000	3.500	(l)	07/31/35	208,450
Egypt Government International Bonds
	880,000	8.875		05/29/50	464,200
El Salvador Government International Bonds(a)
	720,000	7.125		01/20/50	447,840
Guatemala Government Bonds(a)
	766,000	6.125		06/01/50	608,970
Hungary Government International Bonds
	730,000	3.125		09/21/51	385,484
Ivory Coast Government International Bonds(b)
	450,000	6.375		03/03/28	417,375
Mexico Government International Bonds(a)
	200,000	5.400		02/09/28	196,200
National Bank of Uzbekistan
	200,000	4.850		10/21/25	181,800
Nigeria Government International Bonds
	400,000	7.625		11/28/47	269,000
	320,000	8.250		09/28/51	223,600

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
Oman Government International Bonds
$980,000	6.500%		03/08/47	$850,150
280,000	5.625		01/17/28	269,853
200,000	6.250	(b)	01/25/31	194,250
Panama Government International Bonds
930,000	4.300		04/29/53	553,815
Paraguay Government International Bonds(a)
820,000	5.400		03/30/50	612,950
Republic of South Africa Government International Bonds
710,000	5.000		10/12/46	429,550
Romania Government International Bonds
1,030,000	4.000		02/14/51	629,266
Turkiye Government International Bonds
260,000	6.125		10/24/28	235,625
1,130,000	9.875		01/15/28	1,182,262
Ukraine Government International Bonds
220,000	7.750		09/01/25	67,100

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $10,212,658)				$9,163,178

Shares	Dividend Rate	Value

Preferred Stocks(a) – 0.4%

Capital Markets(c) – 0.2%
Morgan Stanley, Inc. (3 mo. USD LIBOR + 3.708%)
183,597	6.375%	$4,318,201

Diversified Telecommunication Services – 0.0%
Qwest Corp.
43,276	6.500	523,207

Insurance(c)(h) – 0.2%
Delphi Financial Group, Inc. (3 mo. USD Term SOFR + 3.452%)
143,849	8.816	3,380,452

TOTAL PREFERRED STOCKS (Cost $8,780,988)		$8,221,860

Units	Expiration Date	Value

Warrants* – 0.0%

Noble Corp. PLC
5,288	02/04/28	$130,244

(Cost $13,220)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations(a)(c) – 0.0%

Collateralized Mortgage Obligations – 0.0%
Sequential Floating Rate – 0.0%
Merrill Lynch Alternative Note Asset Trust Series 2007-OAR3, Class A1 (1 mo. USD Term SOFR + 0.304%)
$121,287	5.629%	07/25/47	$100,897

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			100,897

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $46,999)			$100,897

Units	Expiration Date		Value

Rights* – 0.0%

Intelsat Jackson Holdings SA
7,470		12/05/25	$37,974

(Cost $—)

Shares	Description		Value

Exchange Traded Funds – 1.4%
84,782		Invesco QQQ Trust Series 1	$29,747,460

(Cost $31,270,167)

Shares	Dividend Rate		Value

Investment Companies(m) – 2.6%

Goldman Sachs Financial Square Government Fund — Class R6
8,740,276		5.258%	$8,740,276
Goldman Sachs Financial Square Government Fund — Institutional Shares
17,500,773		5.258	17,500,773
Goldman Sachs MLP Energy Infrastructure Fund — Class R6
886,519		1.659	28,040,584

TOTAL INVESTMENT COMPANIES (Cost $40,877,854)			$54,281,633

Securities Lending Reinvestment Vehicle(m) –0.0%

Goldman Sachs Financial Square Government Fund — Institutional Shares
104,950		5.258%	$104,950
(Cost $104,950)

TOTAL INVESTMENTS – 97.5% (Cost $2,131,260,869)			$2,056,261,769

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%			53,135,725

NET ASSETS – 100.0%			$2,109,397,494

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) October 31, 2023

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on October 31, 2023.

(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on October 31, 2023.

(g)	Guaranteed by a foreign government until maturity.

(h)	Security is currently in default and/or non-income producing.

(i)	Pay-in-kind securities.

(j)	All or a portion of security is on loan.

(k)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on October 31, 2023. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(l)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on October 31, 2023.

(m)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	26,529,941	EUR	24,768,458	12/06/23	$279,864

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	EUR	1,478,406	USD	1,577,993	12/06/23	$(11,151)

FUTURES CONTRACTS — At October 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	291	12/19/23	$30,896,016	$(1,093,933)
2 Year U.S. Treasury Notes	258	12/29/23	52,224,844	(186,101)
20 Year U.S. Treasury Bonds	275	12/19/23	30,095,313	(2,360,524)
S&P 500 E-Mini Index	225	12/15/23	47,387,812	(3,004,416)
Ultra 10-Year U.S. Treasury Note	15	12/19/23	1,632,422	(89,752)
Ultra Long U.S. Treasury Bonds	544	12/19/23	61,234,000	(7,072,146)

Total				$(13,806,872)

Short position contracts:
10 Year U.S. Treasury Notes	(585)	12/19/23	(62,110,547)	2,084,057
5 Year German Euro-Bobl	(55)	12/07/23	(6,767,557)	34,252
5 Year U.S. Treasury Notes	(433)	12/29/23	(45,238,352)	525,721

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
German 10 Year Euro-Bund	(32)	12/07/23	$(4,367,499)	$79,859
Ultra 10-Year U.S. Treasury Note	(312)	12/19/23	(33,954,375)	1,867,563

Total				$4,591,452

TOTAL FUTURES CONTRACTS				$(9,215,420)

SWAP CONTRACTS — At October 31, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

4.750%(b)	12M SOFR(b)	12/20/24		$610	$3,326	$3,363	$(37)
4.250(c)	12M SOFR(c)	12/20/25		6,020	69,556	64,461	5,095
12M SOFR(c)	4.000%(c)	12/20/26		6,530	(115,611)	(90,975)	(24,636)
3.250(c)	6M EURO(d)	12/20/26	EUR	210	439	1,024	(585)
12M SOFR(c)	3.750(c)	12/20/28		$98,050	(3,300,765)	(1,987,982)	(1,312,783)
3.250(c)	6M EURO(d)	12/20/28	EUR	500	(428)	(608)	180
3.500(c)	12M SOFR(c)	12/20/30		$23,670	1,407,963	828,965	578,998
3.250(c)	6M EURO(d)	12/20/30	EUR	250	135	(1,336)	1,471
12M SOFR(c)	3.500(c)	12/20/33		$115,540	(9,449,497)	(4,435,029)	(5,014,468)
12M SOFR(c)	3.500(c)	12/20/43		610	(82,057)	(37,090)	(44,967)
12M SOFR(c)	3.250(c)	12/20/53		8,240	(1,462,189)	(685,257)	(776,932)

TOTAL					$(12,929,128)	$(6,340,464)	$(6,588,664)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to October 31, 2023.
(b)	Payments made at maturity.
(c)	Payments made annually.
(d)	Payments made semi-annually.

WRITTEN OPTIONS CONTRACTS — At October 31, 2023, the Fund had the following written options:

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
STOX Index	Citibank NA	$4,195.550	11/15/2023	(4,204)	$(1,763,809,220)	$(45,562)	$(97,905)	$52,343
SPX Index	UBS AG (London)	4,308.190	11/15/2023	(8,364)	(3,603,370,116)	(104,259)	(197,853)	93,594
SPX Index	MS & Co. Int. PLC	4,332.200	11/30/2023	(8,304)	(3,597,458,880)	(184,930)	(184,930)	—
STOX Index	Citibank NA	4,199.198	11/30/2023	(4,153)	(1,743,926,929)	(101,677)	(105,290)	3,613

Total written option contracts				(25,025)	$(10,708,565,145)	$(436,428)	$(585,978)	$149,550

TOTAL				(25,025)	$(10,708,565,145)	$(436,428)	$(585,978)	$149,550

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) October 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
CMT	—Constant Maturity Treasury Indexes
EURIBOR	—Euro Interbank Offered Rate
ICE	—Inter-Continental Exchange
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MLP	—Master Limited Partnership
MTN	—Medium Term Note
PIK	—Payment in kind
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate

Abbreviations:
EURO	—Euro Offered Rate
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
SOFR	—Secured Overnight Financing Rate

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments October 31, 2023

Shares	Description	Value

Common Stocks – 96.3%

Banks – 0.5%
53,605	Comerica, Inc.	$2,112,037

Biotechnology – 2.4%
37,620	AbbVie, Inc.	5,311,192
20,006	Amgen, Inc.	5,115,534

		10,426,726

Broadline Retail – 0.5%
6,795	Dillard’s, Inc. Class A	2,109,508

Building Products – 2.6%
43,990	A O Smith Corp.	3,068,742
8,765	Lennox International, Inc.	3,247,783
60,340	Masco Corp.	3,143,111
23,110	UFP Industries, Inc.	2,199,379

		11,659,015

Capital Markets – 4.7%
94,865	Charles Schwab Corp.	4,936,775
15,452	Evercore, Inc. Class A	2,011,541
8,290	FactSet Research Systems, Inc.	3,580,368
12,055	MarketAxess Holdings, Inc.	2,576,756
14,330	Moody’s Corp.	4,413,640
38,276	T Rowe Price Group, Inc.	3,463,978

		20,983,058

Chemicals – 0.8%
15,379	Sherwin-Williams Co.	3,663,432

Commercial Services & Supplies – 1.0%
103,742	Rollins, Inc.	3,901,737
7,958	Veralto Corp.*	549,102

		4,450,839

Communications Equipment – 1.8%
27,873	Motorola Solutions, Inc.	7,761,516

Consumer Finance – 0.8%
43,715	Discover Financial Services	3,588,127

Consumer Staples Distribution & Retail – 2.1%
9,609	Costco Wholesale Corp.	5,308,396
92,647	Kroger Co.	4,203,394

		9,511,790

Distributors – 0.7%
9,555	Pool Corp.	3,017,182

Diversified Telecommunication Services – 0.7%
48,350	Cogent Communications Holdings, Inc.	3,141,783

Electric Utilities – 1.1%
87,217	NextEra Energy, Inc.	5,084,751

Electronic Equipment, Instruments & Components – 4.8%
96,581	Amphenol Corp. Class A	7,779,600
23,280	Badger Meter, Inc.	3,225,444
249,301	Corning, Inc.	6,671,295
17,060	Littelfuse, Inc.	3,696,390

		21,372,729

Shares	Description	Value

Common Stocks – (continued)

Energy Equipment & Services – 0.2%
16,565	Atlas Energy Solutions, Inc.	$301,649
26,445	Kodiak Gas Services, Inc.*	454,589

		756,238

Financial Services – 3.1%
20,939	Jack Henry & Associates, Inc.	2,952,190
13,873	Mastercard, Inc. Class A	5,221,104
23,695	Visa, Inc. Class A	5,570,694

		13,743,988

Food Products – 1.9%
103,106	Hormel Foods Corp.	3,356,100
75,575	Mondelez International, Inc. Class A	5,003,821

		8,359,921

Health Care Equipment & Supplies – 2.3%
56,520	Abbott Laboratories	5,343,966
18,743	Stryker Corp.	5,064,733

		10,408,699

Health Care Providers & Services – 4.7%
69,576	CVS Health Corp.	4,801,440
11,442	Elevance Health, Inc.	5,149,930
9,451	Humana, Inc.	4,949,394
10,894	UnitedHealth Group, Inc.	5,834,390

		20,735,154

Hotels, Restaurants & Leisure – 1.8%
8,940	Domino’s Pizza, Inc.	3,030,571
54,659	Starbucks Corp.	5,041,746

		8,072,317

Household Products – 0.3%
6,730	WD-40 Co.	1,422,722

Independent Power and Renewable Electricity Producers – 0.6%
189,655	AES Corp.	2,825,860

Insurance – 2.0%
26,205	American Financial Group, Inc.	2,865,779
12,350	Primerica, Inc.	2,360,826
52,455	Principal Financial Group, Inc.	3,550,154

		8,776,759

IT Services – 1.1%
63,470	Amdocs Ltd.	5,087,755

Life Sciences Tools & Services – 1.1%
25,114	Danaher Corp.	4,822,390

Machinery – 1.8%
43,153	Graco, Inc.	3,208,426
49,810	Mueller Industries, Inc.	1,878,335
33,455	Toro Co.	2,704,502

		7,791,263

Media – 4.8%
253,804	Comcast Corp. Class A	10,479,567
221,868	Interpublic Group of Cos., Inc.	6,301,051

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Media – (continued)
30,460	Nexstar Media Group, Inc.	$4,266,837

		21,047,455

Metals & Mining – 1.3%
10,925	Reliance Steel & Aluminum Co.	2,779,101
28,564	Steel Dynamics, Inc.	3,042,352

		5,821,453

Multi-Utilities – 0.6%
106,540	NiSource, Inc.	2,680,546

Oil, Gas & Consumable Fuels – 13.5%
7,530	APA Corp.	299,092
26,057	Cheniere Energy Partners LP	1,452,938
20,029	Cheniere Energy, Inc.	3,333,226
6,337	ConocoPhillips	752,836
67,649	Crestwood Equity Partners LP	1,845,465
34,243	DT Midstream, Inc.	1,848,095
548,472	Energy Transfer LP	7,212,407
272,773	EnLink Midstream LLC*	3,352,380
296,310	Enterprise Products Partners LP	7,715,912
16,990	Equitrans Midstream Corp.	150,701
87,509	Genesis Energy LP	969,600
31,133	Hess Midstream LP Class A	933,990
29,744	Holly Energy Partners LP	632,060
44,662	Marathon Oil Corp.	1,219,719
2,108	Marathon Petroleum Corp.	318,835
197,869	MPLX LP	7,131,199
80,852	NuStar Energy LP	1,382,569
22,668	ONEOK, Inc.	1,477,954
364,812	Plains All American Pipeline LP	5,526,902
42,771	Sunoco LP	2,146,676
39,739	Targa Resources Corp.	3,322,578
194,856	Western Midstream Partners LP	5,227,986
40,008	Williams Cos., Inc.	1,376,275

		59,629,395

Personal Products – 1.3%
31,634	Estee Lauder Cos., Inc. Class A	4,076,674
14,290	Inter Parfums, Inc.	1,816,402

		5,893,076

Pharmaceuticals – 1.4%
60,625	Perrigo Co. PLC	1,675,675
28,165	Zoetis, Inc.	4,421,905

		6,097,580

Professional Services – 0.6%
35,260	Robert Half, Inc.	2,636,390

Residential REITs – 0.6%
39,325	Equity LifeStyle Properties, Inc.	2,587,585

Semiconductors & Semiconductor Equipment – 6.5%
66,245	Applied Materials, Inc.	8,767,526
17,812	KLA Corp.	8,366,296
45,592	Power Integrations, Inc.	3,160,893

Shares	Description	Value

Common Stocks – (continued)

Semiconductors & Semiconductor Equipment – (continued)
60,389	Texas Instruments, Inc.	$8,575,842

		28,870,557

Software – 8.8%
27,670	InterDigital, Inc.	2,082,168
17,843	Intuit, Inc.	8,831,393
30,866	Microsoft Corp.	10,436,103
90,636	Oracle Corp.	9,371,762
16,599	Roper Technologies, Inc.	8,109,773

		38,831,199

Specialized REITs – 1.6%
24,049	American Tower Corp.	4,285,291
26,695	Extra Space Storage, Inc.	2,765,335

		7,050,626

Specialty Retail – 4.5%
49,534	Best Buy Co., Inc.	3,309,862
18,451	Home Depot, Inc.	5,252,815
25,542	Lowe’s Cos., Inc.	4,867,539
19,270	Tractor Supply Co.	3,710,631
18,932	Williams-Sonoma, Inc.	2,844,344

		19,985,191

Technology Hardware, Storage & Peripherals – 1.7%
278,811	HP, Inc.	7,341,094

Textiles, Apparel & Luxury Goods – 2.0%
27,645	Columbia Sportswear Co.	2,040,201
54,805	NIKE, Inc. Class B	5,632,310
12,495	Oxford Industries, Inc.	1,054,578

		8,727,089

Trading Companies & Distributors – 1.7%
75,333	Fastenal Co.	4,394,927
8,867	Watsco, Inc.	3,093,608

		7,488,535

TOTAL COMMON STOCKS (Cost $339,678,214)		$426,373,330

Shares	Dividend Rate	Value

Investment Companies(a) – 3.1%

Goldman Sachs Financial Square Government Fund — Class R6
13,320,035	5.258%	$13,320,035

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Shares	Dividend Rate	Value

Investment Companies(a) – (continued)

Goldman Sachs Financial Square Government Fund — Institutional Shares
278,047	5.258%	$278,047

TOTAL INVESTMENT COMPANIES (Cost $13,598,082)		$13,598,082

TOTAL INVESTMENTS – 99.4% (Cost $353,276,296)		$439,971,412

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		2,708,380

NET ASSETS – 100.0%		$442,679,792

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	67	12/15/23	$14,111,038	$(964,819)

Investment Abbreviations:
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Assets and Liabilities October 31, 2023

	Income Builder Fund	Rising Dividend Growth Fund

Assets:

Investments in unaffiliated issuers, at value (cost $2,090,278,065 and $339,678,214, respectively)(a)	$2,001,875,186	$426,373,330
Investments in affiliated issuers, at value (cost $40,877,854 and $13,598,082, respectively)	54,281,633	13,598,082
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	104,950	—
Cash	22,438,520	763,002
Foreign currencies, at value (cost $1,943,140 and $0, respectively)	1,906,539	—
Unrealized gain on forward foreign currency exchange contracts	279,864	—
Variation margin on futures contracts	972,891	136,719
Variation margin on swaps contracts	1,318,435	—
Receivables:
Interest and dividends	18,657,030	1,113,522
Collateral on certain derivative contracts(b)	15,209,017	825,440
Investments sold	3,354,449	953,293
Fund shares sold	1,504,188	119,686
Foreign tax reclaims	1,104,344	62,144
Reimbursement from investment adviser	115,076	52,489
Securities lending income	3,604	—
Investments sold on an extended-settlement basis	—34,097
Other assets	74,508	38,263

Total assets	2,123,200,234	444,070,067

Liabilities:

Written option contracts, at value (premium received $585,978 and $0, respectively)	436,428	—
Unrealized loss on forward foreign currency exchange contracts	11,151	—
Payables:
Fund shares redeemed	6,677,443	333,923
Investments purchased	3,681,917	368,125
Due to broker — upfront payment	1,005,010	—
Management fees	779,394	246,535
Distribution and Service fees and Transfer Agency fees	422,663	115,299
Due to broker	105,290	—
Payable upon return of securities loaned	104,950	—
Accrued expenses	578,494	326,393

Total liabilities	13,802,740	1,390,275

Net Assets:

Paid-in capital	2,242,540,768	344,097,534
Total distributable earnings (loss)	(133,143,274)	98,582,258

NET ASSETS	$2,109,397,494	$442,679,792
Net Assets:
Class A	$ 541,495,983	$228,421,964
Class C	182,504,642	23,424,737
Institutional	921,859,829	105,743,765
Investor	392,479,767	65,745,288
Class R6	40,051,114	5,830,768
Class R	—1,197,607
Class P	31,006,159	12,315,663
Total Net Assets	$2,109,397,494	$442,679,792
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	24,572,806	21,705,604
Class C	8,455,819	2,166,097
Institutional	40,691,385	9,298,877
Investor	17,388,254	5,795,461
Class R6	1,768,465	513,114
Class R	—	114,595
Class P	1,368,764	1,082,821
Net asset value, offering and redemption price per share:
Class A	$22.04	$10.52
Class C	21.58	10.81
Institutional	22.65	11.37
Investor	22.57	11.34
Class R6	22.65	11.36
Class R	—	10.45
Class P	22.65	11.37

(a)	Includes loaned securities having a market value of $102,845 and $0, respectively.
(b)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	Forwards
Income Builder	$6,650,216	$8,258,801	$300,000
Rising Dividend Growth	825,440	—	—

(c)

Maximum public offering price per share for Class A Shares of the Income Builder and the Rising Dividend Growth Funds is $23.32 and $11.13, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Operations For the Fiscal Year Ended October 31, 2023

	Income Builder Fund	Rising Dividend Growth Fund

Investment Income:

Interest (net of foreign withholding taxes of $899 and $0, respectively)	$82,517,064	$34,153
Dividends — unaffiliated issuers (net of tax withholding of $774,819 and $2,392, respectively)	26,321,439	8,312,686
Dividends — affiliated issuers	5,890,674	713,863
Securities lending income, net of rebates received or paid to borrowers	64,050	—

Total investment income	114,793,227	9,060,702

Expenses:

Management fees	11,705,310	3,546,179
Distribution and Service (12b-1) fees(a)	3,055,689	852,172
Transfer Agency fees(a)	1,875,370	587,561
Service fees — Class C	554,426	80,878
Printing and mailing costs	383,666	108,215
Custody, accounting and administrative services	342,159	140,973
Registration fees	211,994	76,166
Professional fees	127,616	193,598
Shareholder meeting expense	60,188	15,067
Trustee fees	24,780	22,297
Other	98,559	38,567

Total expenses	18,439,757	5,661,673

Less — expense reductions	(3,103,273)	(1,171,356)

Net expenses	15,336,484	4,490,317

NET INVESTMENT INCOME	99,456,743	4,570,385

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	14,170,358	45,994,581
Investments — affiliated issuers	4,950,290	—
Purchased options	(6,208)	—
Futures contracts	(3,254,216)	860,440
Written options	(2,306,165)	—
Swap contracts	(19,794,076)	—
Forward foreign currency exchange contracts	(1,235,839)	—
Foreign currency transactions	(176,165)	210
Net change in unrealized gain (loss) on:
Investments — affiliated issuers	(3,083,076)	—
Investments — unaffiliated issuers	(29,756,978)	(32,109,282)
Unfunded loan commitment	26,816	—
Futures contracts	691,154	(439,212)
Written options	79,363	—
Swap contracts	(661,841)	—
Forward foreign currency exchange contracts	299,963	—
Foreign currency translation	414,507	—

Net realized and unrealized gain (loss)	(39,642,113)	14,306,737

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,814,630	$18,877,122

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Income Builder	$1,392,412	$1,663,277	$—	$668,358	$266,125	$411,320	$506,704	$12,078	$—	$10,785
Rising Dividend Growth	603,106	242,635	6,431	377,829	50,867	44,292	106,874	1,393	2,015	4,291

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Income Builder Fund		Rising Dividend Growth Fund
	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022

From operations:

Net investment income	$99,456,743	$82,759,106	$4,570,385	$3,003,657

Net realized gain (loss)	(7,652,021)	(23,347,141)	46,855,231	53,903,220

Net change in unrealized loss	(31,990,092)	(315,023,092)	(32,548,494)	(82,916,869)

Net increase (decrease) in net assets resulting from operations	59,814,630	(255,611,127)	18,877,122	(26,009,992)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(25,025,157)	(36,416,172)	(37,009,107)	(25,245,822)

Class C Shares	(8,386,590)	(21,214,363)	(5,482,663)	(6,463,871)

Institutional Shares	(48,071,340)	(75,761,099)	(15,912,617)	(12,453,807)

Investor Shares	(19,418,894)	(27,348,280)	(9,773,523)	(6,686,489)

Class R6 Shares	(1,887,663)	(1,984,051)	(525,668)	(309,412)

Class R Shares	—	—	(204,263)	(142,980)

Class P Shares	(1,674,317)	(3,694,936)	(2,194,943)	(1,434,686)

Return of capital:

Class A Shares	(68,487)	—	—	—

Class C Shares	(22,952)	—	—	—

Institutional Shares	(131,557)	—	—	—

Investor Shares	(53,144)	—	—	—

Class R6 Shares	(5,166)	—	—	—

Class P Shares	(4,582)	—	—	—

Total distributions to shareholders	(104,749,849)	(166,418,901)	(71,102,784)	(52,737,067)

From share transactions:

Proceeds from sales of shares	587,855,935	853,572,148	75,086,284	72,641,961

Reinvestment of distributions	93,973,415	148,737,943	67,611,063	49,946,435

Cost of shares redeemed	(792,159,058)	(684,727,771)	(121,791,713)	(122,640,082)

Net increase (decrease) in net assets resulting from share transactions	(110,329,708)	317,582,320	20,905,634	(51,686)

TOTAL DECREASE	(155,264,927)	(104,447,708)	(31,320,028)	(78,798,745)

Net assets:

Beginning of year	2,264,662,421	2,369,110,129	473,999,820	552,798,565

End of year	$2,109,397,494	$2,264,662,421	$442,679,792	$473,999,820

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund

	Class A Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$22.54	$26.97	$23.40	$23.67	$21.67

Net investment income(a)	0.97	0.83	0.81	0.73	0.82

Net realized and unrealized gain (loss)	(0.43)	(3.47)	3.58	(0.21)	2.02

Total from investment operations	0.54	(2.64)	4.39	0.52	2.84

Distributions to shareholders from net investment income	(1.04)	(0.86)	(0.82)	(0.76)	(0.84)

Distributions to shareholders from net realized gains	—	(0.93)	—	—	—

Distributions to shareholders from return of capital	— (b)	—	—	(0.03)	—

Total distributions	(1.04)	(1.79)	(0.82)	(0.79)	(0.84)

Net asset value, end of year	$22.04	$22.54	$26.97	$23.40	$23.67

Total return(c)	2.30%	(10.34)%	18.90%	2.29%	13.34%

Net assets, end of year (in 000s)	$541,496	$524,002	$505,134	$328,039	$314,951

Ratio of net expenses to average net assets	0.80%	0.79%	0.79%	0.92%	0.95%

Ratio of total expenses to average net assets	0.93%	0.92%	0.92%	0.98%	1.00%

Ratio of net investment income to average net assets	4.18%	3.42%	3.07%	3.15%	3.63%

Portfolio turnover rate(d)	29%	25%	47%	46%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund

	Class C Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$22.09	$26.47	$22.98	$23.26	$21.31

Net investment income(a)	0.78	0.64	0.60	0.55	0.64

Net realized and unrealized gain (loss)	(0.42)	(3.41)	3.51	(0.21)	1.98

Total from investment operations	0.36	(2.77)	4.11	0.34	2.62

Distributions to shareholders from net investment income	(0.87)	(0.68)	(0.62)	(0.60)	(0.67)

Distributions to shareholders from net realized gains	—	(0.93)	—	—	—

Distributions to shareholders from return of capital	— (b)	—	—	(0.02)	—

Total distributions	(0.87)	(1.61)	(0.62)	(0.62)	(0.67)

Net asset value, end of year	$21.58	$22.09	$26.47	$22.98	$23.26

Total return(c)	1.52%	(10.99)%	18.01%	1.57%	12.44%

Net assets, end of year (in 000s)	$182,505	$243,523	$368,881	$380,590	$463,483

Ratio of net expenses to average net assets	1.55%	1.54%	1.54%	1.67%	1.70%

Ratio of total expenses to average net assets	1.68%	1.67%	1.67%	1.73%	1.75%

Ratio of net investment income to average net assets	3.43%	2.64%	2.32%	2.41%	2.88%

Portfolio turnover rate(d)	29%	25%	47%	46%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund

	Institutional Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$23.14	$27.64	$23.96	$24.21	$22.15

Net investment income(a)	1.07	0.94	0.91	0.84	0.93

Net realized and unrealized gain (loss)	(0.44)	(3.57)	3.67	(0.21)	2.06

Total from investment operations	0.63	(2.63)	4.58	0.63	2.99

Distributions to shareholders from net investment income	(1.12)	(0.94)	(0.90)	(0.85)	(0.93)

Distributions to shareholders from net realized gains	—	(0.93)	—	—	—

Distributions to shareholders from return of capital	— (b)	—	—	(0.03)	—

Total distributions	(1.12)	(1.87)	(0.90)	(0.88)	(0.93)

Net asset value, end of year	$22.65	$23.14	$27.64	$23.96	$24.21

Total return(c)	2.61%	(10.02)%	19.29%	2.68%	13.76%

Net assets, end of year (in 000s)	$921,860	$993,214	$1,061,582	$669,848	$609,414

Ratio of net expenses to average net assets	0.47%	0.46%	0.46%	0.56%	0.57%

Ratio of total expenses to average net assets	0.60%	0.59%	0.59%	0.62%	0.61%

Ratio of net investment income to average net assets	4.51%	3.75%	3.40%	3.52%	4.03%

Portfolio turnover rate(d)	29%	25%	47%	46%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund

	Investor Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$23.06	$27.55	$23.89	$24.14	$22.09

Net investment income(a)	1.05	0.91	0.89	0.81	0.89

Net realized and unrealized gain (loss)	(0.44)	(3.55)	3.65	(0.21)	2.05

Total from investment operations	0.61	(2.64)	4.54	0.60	2.94

Distributions to shareholders from net investment income	(1.10)	(0.92)	(0.88)	(0.82)	(0.89)

Distributions to shareholders from net realized gains	—	(0.93)	—	—	—

Distributions to shareholders from return of capital	— (b)	—	—	(0.03)	—

Total distributions	(1.10)	(1.85)	(0.88)	(0.85)	(0.89)

Net asset value, end of year	$22.57	$23.06	$27.55	$23.89	$24.14

Total return(c)	2.49%	(10.09)%	19.22%	2.53%	13.59%

Net assets, end of year (in 000s)	$392,480	$421,142	$355,534	$256,919	$263,228

Ratio of net expenses to average net assets	0.55%	0.54%	0.54%	0.67%	0.70%

Ratio of total expenses to average net assets	0.68%	0.67%	0.67%	0.73%	0.75%

Ratio of net investment income to average net assets	4.43%	3.68%	3.32%	3.40%	3.87%

Portfolio turnover rate(d)	29%	25%	47%	46%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund

	Class R6 Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$23.13	$27.64	$23.95	$24.21	$22.15

Net investment income(a)	1.07	0.94	0.92	0.83	0.93

Net realized and unrealized gain (loss)	(0.43)	(3.58)	3.67	(0.21)	2.06

Total from investment operations	0.64	(2.64)	4.59	0.62	2.99

Distributions to shareholders from net investment income	(1.12)	(0.94)	(0.90)	(0.85)	(0.93)

Distributions to shareholders from net realized gains	—	(0.93)	—	—	—

Distributions to shareholders from return of capital	— (b)	—	—	(0.03)	—

Total distributions	(1.12)	(1.87)	(0.90)	(0.88)	(0.93)

Net asset value, end of year	$22.65	$23.13	$27.64	$23.95	$24.21

Total return(c)	2.62%	(10.05)%	19.35%	2.70%	13.72%

Net assets, end of year (in 000s)	$40,051	$39,187	$25,215	$65,293	$10,486

Ratio of net expenses to average net assets	0.46%	0.45%	0.46%	0.54%	0.56%

Ratio of total expenses to average net assets	0.59%	0.58%	0.58%	0.61%	0.61%

Ratio of net investment income to average net assets	4.52%	3.76%	3.44%	3.51%	3.96%

Portfolio turnover rate(d)	29%	25%	47%	46%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund

	Class P Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$23.14	$27.64	$23.96	$24.21	$22.15

Net investment income(a)	1.08	0.94	0.91	0.84	0.94

Net realized and unrealized gain (loss)	(0.45)	(3.57)	3.68	(0.21)	2.05

Total from investment operations	0.63	(2.63)	4.59	0.63	2.99

Distributions to shareholders from net investment income	(1.12)	(0.94)	(0.91)	(0.85)	(0.93)

Distributions to shareholders from net realized gains	—	(0.93)	—	—	—

Distributions to shareholders from return of capital	— (b)	—	—	(0.03)	—

Total distributions	(1.12)	(1.87)	(0.91)	(0.88)	(0.93)

Net asset value, end of year	$22.65	$23.14	$27.64	$23.96	$24.21

Total return(c)	2.62%	(10.05)%	19.31%	2.70%	13.77%

Net assets, end of year (in 000s)	$31,006	$43,595	$52,764	$16,404	$13,919

Ratio of net expenses to average net assets	0.46%	0.45%	0.45%	0.55%	0.56%

Ratio of total expenses to average net assets	0.59%	0.58%	0.58%	0.61%	0.61%

Ratio of net investment income to average net assets	4.52%	3.75%	3.38%	3.51%	4.04%

Portfolio turnover rate(d)	29%	25%	47%	46%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund

	Class A Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$11.87	$13.87	$9.81	$11.18	$19.56

Net investment income(a)	0.10	0.07	0.05	0.08	0.10

Net realized and unrealized gain (loss)	0.37	(0.71)	4.44	(0.23)	0.78

Total from investment operations	0.47	(0.64)	4.49	(0.15)	0.88

Distributions to shareholders from net investment income	(0.48)	(0.19)	(0.39)	(0.24)	(0.22)

Distributions to shareholders from net realized gains	(1.34)	(1.17)	(0.04)	(0.98)	(9.04)

Total distributions	(1.82)	(1.36)	(0.43)	(1.22)	(9.26)

Net asset value, end of year	$10.52	$11.87	$13.87	$9.81	$11.18

Total return(b)	3.71%	(4.99)%	46.88%	(1.80)%	10.41%

Net assets, end of year (in 000s)	$228,422	$240,085	$255,730	$167,765	$208,416

Ratio of net expenses to average net assets	1.02%	1.03%	1.03%	1.09%	1.15%

Ratio of total expenses to average net assets	1.28%	1.28%	1.27%	1.29%	1.27%

Ratio of net investment income to average net assets	0.89%	0.55%	0.42%	0.81%	0.86%

Portfolio turnover rate(c)	45%	50%	38%	43%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund

	Class C Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$12.14	$14.13	$9.99	$11.36	$19.71

Net investment income (loss)(a)	0.02	(0.02)	(0.03)	— (b)	0.01

Net realized and unrealized gain (loss)	0.37	(0.72)	4.52	(0.23)	0.80

Total from investment operations	0.39	(0.74)	4.49	(0.23)	0.81

Distributions to shareholders from net investment income	(0.38)	(0.08)	(0.31)	(0.16)	(0.12)

Distributions to shareholders from net realized gains	(1.34)	(1.17)	(0.04)	(0.98)	(9.04)

Total distributions	(1.72)	(1.25)	(0.35)	(1.14)	(9.16)

Net asset value, end of year	$10.81	$12.14	$14.13	$9.99	$11.36

Total return(c)	2.90%	(5.65)%	45.74%	(2.50)%	9.55%

Net assets, end of year (in 000s)	$23,425	$41,110	$75,965	$108,840	$194,302

Ratio of net expenses to average net assets	1.77%	1.78%	1.78%	1.84%	1.90%

Ratio of total expenses to average net assets	2.03%	2.02%	2.03%	2.03%	2.02%

Ratio of net investment income (loss) to average net assets	0.16%	(0.15)%	(0.23)%	0.03%	0.12%

Portfolio turnover rate(d)	45%	50%	38%	43%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund

	Institutional Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$12.69	$14.72	$10.38	$11.76	$20.08

Net investment income(a)	0.15	0.11	0.10	0.12	0.15

Net realized and unrealized gain (loss)	0.38	(0.74)	4.70	(0.24)	0.83

Total from investment operations	0.53	(0.63)	4.80	(0.12)	0.98

Distributions to shareholders from net investment income	(0.51)	(0.23)	(0.42)	(0.28)	(0.26)

Distributions to shareholders from net realized gains	(1.34)	(1.17)	(0.04)	(0.98)	(9.04)

Total distributions	(1.85)	(1.40)	(0.46)	(1.26)	(9.30)

Net asset value, end of year	$11.37	$12.69	$14.72	$10.38	$11.76

Total return(b)	4.02%	(4.62)%	47.16%	(1.47)%	10.85%

Net assets, end of year (in 000s)	$105,744	$108,367	$130,706	$97,358	$191,509

Ratio of net expenses to average net assets	0.70%	0.72%	0.72%	0.78%	0.80%

Ratio of total expenses to average net assets	0.92%	0.90%	0.90%	0.90%	0.88%

Ratio of net investment income to average net assets	1.21%	0.87%	0.75%	1.10%	1.25%

Portfolio turnover rate(c)	45%	50%	38%	43%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund

	Investor Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$12.66	$14.69	$10.36	$11.75	$20.07

Net investment income(a)	0.14	0.11	0.09	0.11	0.14

Net realized and unrealized gain (loss)	0.38	(0.75)	4.69	(0.25)	0.83

Total from investment operations	0.52	(0.64)	4.78	(0.14)	0.97

Distributions to shareholders from net investment income	(0.50)	(0.22)	(0.41)	(0.27)	(0.25)

Distributions to shareholders from net realized gains	(1.34)	(1.17)	(0.04)	(0.98)	(9.04)

Total distributions	(1.84)	(1.39)	(0.45)	(1.25)	(9.29)

Net asset value, end of year	$11.34	$12.66	$14.69	$10.36	$11.75

Total return(b)	3.95%	(4.70)%	47.09%	(1.55)%	10.73%

Net assets, end of year (in 000s)	$65,745	$64,950	$71,231	$64,328	$105,498

Ratio of net expenses to average net assets	0.77%	0.78%	0.78%	0.84%	0.90%

Ratio of total expenses to average net assets	1.03%	1.02%	1.02%	1.03%	1.02%

Ratio of net investment income to average net assets	1.15%	0.81%	0.71%	1.04%	1.13%

Portfolio turnover rate(c)	45%	50%	38%	43%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund

	Class R6 Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$12.68	$14.71	$10.37	$11.76	$20.08

Net investment income(a)	0.14	0.11	0.10	0.12	0.14

Net realized and unrealized gain (loss)	0.39	(0.74)	4.70	(0.25)	0.85

Total from investment operations	0.53	(0.63)	4.80	(0.13)	0.99

Distributions to shareholders from net investment income	(0.51)	(0.23)	(0.42)	(0.28)	(0.27)

Distributions to shareholders from net realized gains	(1.34)	(1.17)	(0.04)	(0.98)	(9.04)

Total distributions	(1.85)	(1.40)	(0.46)	(1.26)	(9.31)

Net asset value, end of year	$11.36	$12.68	$14.71	$10.37	$11.76

Total return(b)	4.03%	(4.62)%	47.22%	(1.47)%	10.78%

Net asset value, beginning of year (in 000s)	$5,831	$2,738	$3,063	$1,868	$2,240

Ratio of net expenses to average net assets	0.69%	0.71%	0.71%	0.76%	0.80%

Ratio of total expenses to average net assets	0.91%	0.89%	0.89%	0.90%	0.89%

Ratio of net investment income to average net assets	1.19%	0.87%	0.75%	1.11%	1.19%

Portfolio turnover rate(c)	45%	50%	38%	43%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund

	Class R Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$11.81	$13.79	$9.76	$11.13	$19.51

Net investment income(a)	0.07	0.04	0.02	0.06	0.07

Net realized and unrealized gain (loss)	0.36	(0.69)	4.42	(0.24)	0.78

Total from investment operations	0.43	(0.65)	4.44	(0.18)	0.85

Distributions to shareholders from net investment income	(0.45)	(0.16)	(0.37)	(0.21)	(0.19)

Distributions to shareholders from net realized gains	(1.34)	(1.17)	(0.04)	(0.98)	(9.04)

Total distributions	(1.79)	(1.33)	(0.41)	(1.19)	(9.23)

Net asset value, end of year	$10.45	$11.81	$13.79	$9.76	$11.13

Total return(b)	3.41%	(5.10)%	46.38%	(2.01)%	10.08%

Net assets, end of year (in 000s)	$1,198	$1,346	$1,357	$1,131	$2,575

Ratio of net expenses to average net assets	1.27%	1.28%	1.28%	1.35%	1.40%

Ratio of total expenses to average net assets	1.53%	1.52%	1.52%	1.53%	1.52%

Ratio of net investment income to average net assets	0.63%	0.31%	0.19%	0.57%	0.61%

Portfolio turnover rate(c)	45%	50%	38%	43%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund

	Class P Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$12.69	$14.72	$10.38	$11.76	$20.08

Net investment income(a)	0.15	0.11	0.09	0.12	0.15

Net realized and unrealized gain (loss)	0.38	(0.74)	4.71	(0.24)	0.84

Total from investment operations	0.53	(0.63)	4.80	(0.12)	0.99

Distributions to shareholders from net investment income	(0.51)	(0.23)	(0.42)	(0.28)	(0.27)

Distributions to shareholders from net realized gains	(1.34)	(1.17)	(0.04)	(0.98)	(9.04)

Total distributions	(1.85)	(1.40)	(0.46)	(1.26)	(9.31)

Net asset value, end of year	$11.37	$12.69	$14.72	$10.38	$11.76

Total return(b)	4.02%	(4.62)%	47.17%	(1.46)%	10.86%

Net asset value, beginning of year (in 000s)	$12,316	$15,404	$14,747	$7,791	$21,171

Ratio of net expenses to average net assets	0.69%	0.71%	0.71%	0.77%	0.79%

Ratio of total expenses to average net assets	0.91%	0.90%	0.89%	0.89%	0.87%

Ratio of net investment income to average net assets	1.22%	0.87%	0.70%	1.10%	1.24%

Portfolio turnover rate(c)	45%	50%	38%	43%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements October 31, 2023

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Income Builder	A, C, Institutional, Investor, R6 and P	Diversified

Rising Dividend Growth	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.   Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.   Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. A Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

58

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.   Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D.   Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Income Builder	Monthly	Annually

Rising Dividend Growth	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.   Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

59

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued) October 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.   Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

60

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.   Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The Income Builder Fund may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a loan. All loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii.   Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and

61

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued) October 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.   Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.   Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.   Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.   Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

B.   Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either

62

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.   Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2023:

INCOME BUILDER

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$1,043,307,327	$—

Bank Loans	—	131,657,956	1,174,058

Sovereign Debt Obligations	—	9,163,178	—

Mortgage-Backed Obligations	—	100,897	—

Common Stock and/or Other Equity Investments(a)

Asia	27,182,338	—	—

Europe	156,674,035	849,303	—

North America	569,824,171	—	3,894

South America	23,800,491	—	—

Preferred Stocks	—	8,221,860	—

Warrants	—	130,244	—

Securities Lending Reinvestment Vehicle	104,950	—	—

Rights	—	37,974	—

Exchange Traded Funds	29,747,460	—	—

Investment Companies	54,281,633	—	—

Total	$861,615,078	$1,193,468,739	$1,177,952

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$279,864	$—

Futures Contracts	4,591,452	—	—

Interest Rate Swap Contracts	—	585,744	—

Total	$4,591,452	$865,608	$—

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(11,151)	$—

Futures Contracts(b)	(13,806,872)	—	—

Interest Rate Swap Contracts(b)	—	(7,174,408)	—

Written Option Contracts	—	(436,428)	—

Total	$(13,806,872)	$(7,621,987)	$—

63

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued) October 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

RISING DIVIDEND GROWTH

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$1,675,675	$—	$—

North America	424,697,655	—	—

Investment Companies	13,598,082	—	—

Total	$439,971,412	$—	$—

Derivative Type

Liabilities

Futures Contracts(b)	$(964,819)	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Income Builder

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$279,864	(a)	Payable for unrealized loss on forward foreign currency exchange contracts	$(11,151)

Equity	—	—		Variation margin on futures contracts; Written option contracts, at value	(3,440,844	)(a)

Interest rate	Variation margin on swap contracts; Variation margin on futures contracts	5,177,196	(a)	Variation margin on swap contracts; Variation margin on futures contracts	(17,976,864	)(a)

Total		$5,457,060			$(21,428,859)

Rising Dividend Growth

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Equity	—	$—		Variation margin on futures contracts	$(964,819	)(a)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

64

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Income Builder

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/ Net change in unrealized gain on swap contracts	$(7,377)	$4,905

Currency	Net realized gain from forward foreign currency exchange contracts/Net unrealized gain on forward foreign currency exchange contracts	(1,235,839)	299,963

Equity	Net realized gain from futures, swap contracts, purchased and written options/Net unrealized gain on futures, swap contracts and written options	1,902,132	(1,348,933)

Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain on futures contracts and swap contracts	(27,255,420)	1,452,704

Total		$(26,596,504)	$408,639

Rising Dividend Growth

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net unrealized gain(loss) on futures contracts	$860,440	$(439,212)

For the fiscal year ended October 31, 2023, the relevant values for each derivative type were as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

Fund	Futures Contracts	Forward Contracts	Swap Agreements	Written Options

Income Builder	2,911	$28,266,423	$256,661,801	30,128

Rising Dividend Growth	65	—	—	—

(a)

Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swaptions, swap agreements, purchased and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives during the fiscal year ended October 31, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.   Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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Notes to Financial Statements (continued) October 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

Income Builder	0.54%	0.49%	0.46%	0.45%	0.44%	0.51%	0.42	*%

Rising Dividend Growth	0.75	0.68	0.64	0.63	0.62	0.75	0.65	**

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*

The Investment Adviser agreed to waive a portion of the Management Fee so that the net management fee will not exceed 0.44% as an annual percentage rate of the Fund’s average net assets. This management fee waiver arrangement will remain in effect through at least February 28, 2024, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees.

**

The Investment Adviser agreed to waive a portion of the Management Fee so that the net management fee will not exceed 0.65% as an annual percentage rate of the Fund’s average net assets. This management fee waiver arrangement will remain in effect through at least February 28, 2024, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees. Prior to February 28, 2023, the Investment Advisor agreed to waive a portion of the Management Fee so that net management fee would not exceed 0.67% as an annual percentage rate of the Fund’s average net assets.

Both the Funds invest in Institutional Shares and Class R6 Shares of the Goldman Sachs Financial Square Government Fund and Income Builder Fund invests in Class R6 Shares of the Goldman Sachs MLP Energy Infrastructure Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by each applicable Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which each Fund invests. For the fiscal year ended October 31, 2023, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived

Income Builder	$446,513

Rising Dividend Growth	24,250

B.   Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.   Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2023, Goldman Sachs retained the following amounts:

Front End Sales Charge
Fund	Class A

Income Builder	$73,406

Rising Dividend Growth	22,722

D.   Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E.   Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C and Investor Shares of the Income Builder Fund; 0.15% of the average daily net assets of Class A, Class C, Investor and Class R Shares of the Rising Dividend Growth Fund; 0.03% of the average daily net assets of Class R6 and P Shares of each Fund; and 0.04% of the average daily net assets of Institutional Shares of each Fund. Prior to July 1, 2023, the rate for Class A, Class C, Investor and Class R shares was 0.16% for the Rising Dividend Growth Fund.

Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares, as applicable, of the Rising Dividend Growth Fund through at least February 28, 2024, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees. Prior to February 28, 2023, Goldman Sachs agreed to waive such fee equal to 0.06% as an annual percentage rate of the average daily net assets attributable to such share classes.

F.   Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Income Builder and Rising Dividend Growth Funds are 0.004% and 0.004%, respectively. These Other Expense limitations will remain in place through at least February 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. Prior to February 28, 2023, such other expense limitation was 0.014% for the Rising Dividend Growth Fund. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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Notes to Financial Statements (continued) October 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Income Builder	$2,007,613	$ —	$1,095,660	$3,103,273

Rising Dividend Growth	465,872	160,181	545,303	1,171,356

G.   Line of Credit Facility — As of October 31, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

H.   Other Transactions with Affiliates — For the fiscal year ended October 31, 2023, Goldman Sachs earned $42,587 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Income Builder Fund.

The table below shows the transactions in and earnings from investments in the Underlying Funds for the fiscal year ended October 31, 2023:

Fund	Underlying Fund	Beginning Value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Ending Value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income

Income Builder	Goldman Sachs Financial Square Government Fund — Class R6 Shares	$64,559,688	$295,386,124	$(351,205,536)	$—	$—	$8,740,276	8,740,276	$1,115,624

	Goldman Sachs Financial Square Government Fund — Institutional Shares	48,124,563	310,977,074	(341,600,864)	—	—	17,500,773	17,500,773	2,402,108

	Goldman Sachs MLP Energy Infrastructure Fund — Class R6 Shares	39,600,428	2,372,942	(15,800,000)	4,950,290	(3,083,076)	28,040,584	886,519	2,372,942

Rising Dividend Growth	Goldman Sachs Financial Square Government Fund — Class R6 Shares	13,920,095	97,537,582	(98,137,642)	—	—	13,320,035	13,320,035	684,531

	Goldman Sachs Financial Square Government Fund — Institutional Shares	1,006,206	10,415,164	(11,143,323)	—	—	278,047	278,047	29,332

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6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2023, were as follows:

Fund	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)

Income Builder	$631,421,557	$676,905,984

Rising Dividend Growth	206,477,539	247,584,847

7. SECURITIES LENDING

The Income Builder Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Rising Dividend Growth Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will and BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk.

The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

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Notes to Financial Statements (continued) October 31, 2023

7. SECURITIES LENDING (continued)

The Income Builder Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Funds for the fiscal year ended October 31, 2023, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended October 31, 2023:

Fund	Beginning Value as of October 31, 2022	Purchases at cost	Proceeds from Sales	Ending Value as of October 31, 2023	Shares as of October 31, 2023

Income Builder	$1,879,100	$93,722,705	$(95,496,855)	$104,950	104,950

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2023 was as follows:

	Income Builder Fund	Rising Dividend Growth Fund

Distributions paid from:

Ordinary income	$104,463,961	$29,513,224

Net long-term capital gains	—	41,589,560

Total taxable distributions	$104,463,961	$71,102,784

Tax return of capital	$ 285,888	$ —

The tax character of distributions paid during the fiscal year ended October 31, 2022 was as follows:

	Income Builder Fund	Rising Dividend Growth Fund

Distributions paid from:

Ordinary income	$106,584,214	$14,689,338

Net long-term capital gains	59,834,687	38,047,729

Total taxable distributions	$166,418,901	$52,737,067

As of October 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

	Income Builder Fund	Rising Dividend Growth Fund

Undistributed long-term capital gains	$ —	$26,500,937

Capital loss carryforwards:

Perpetual Short-Term	(44,915,341)	—

Timing differences(Open MBS Amortization - Pre-Election/Dividends Payable/Defaulted Bonds/Straddle Loss Deferral)	(133,361)	—

Unrealized gains (loss) — net	(88,094,572)	72,081,321

Total accumulated earnings (loss) net	$(133,143,274)	$98,582,258

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8. TAX INFORMATION (continued)

As of October 31, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Income Builder Fund	Rising Dividend Growth Fund

Tax Cost	$2,128,927,950	$366,925,272

Gross unrealized gain	148,659,246	95,118,211

Gross unrealized loss	(236,753,818)	(23,036,890)

Net unrealized gain (loss)	$ (88,094,572)	$ 72,081,321

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, net mark to market gains (losses) on foreign currency contracts, swap transactions, material modification of debt securities, and market discount accretion and premium amortization and differences in the tax treatment of partnership investments.

The Rising Dividend Growth Fund reclassed $52,850 from distributable earnings to paid-in capital for the year ending October 31, 2023. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from differences in the tax treatment of partnership investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

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Notes to Financial Statements (continued) October 31, 2023

9. OTHER RISKS (continued)

Energy Sector Risk — The Underlying MLP Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others: fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of a Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investment Style Risk — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Funds may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an

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9. OTHER RISKS (continued)

increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Other Investments Risk — By investing in pooled investment vehicles (including investment companies and ETFs), partnerships and REITs indirectly through the Fund, investors will incur a proportionate share of the expenses of the other pooled investment vehicles, partnerships and REITs held by the Fund (including operating costs and investment management fees) in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investments in direct proportion to the amount of assets the Fund invests therein.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

REIT Risk — REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic

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Notes to Financial Statements (continued) October 31, 2023

9. OTHER RISKS (continued)

conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust II, and Goldman Sachs Variable Insurance Trust in July 2023, the Board voted to nominate Cheryl K. Beebe, John G. Chou, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust. Messrs. Chou and Wirth and Ms. Dowling currently serve as Trustees of the Trust. At a virtual special joint meeting of shareholders held on November 16, 2023, each of the Nominees (except Messrs. Chou and Wirth and Ms. Dowling) was elected to serve as Trustees alongside the current Trustees of the Trust effective January 1, 2024. Each of Messrs. Chou and Wirth and Ms. Dowling was also elected at the meeting and continue to serve as Trustees of the Trust.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Income Builder Fund

	For the Fiscal Year Ended October 31, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	6,284,421	$145,538,546	8,720,499	$213,503,751

Reinvestment of distributions	976,063	22,453,866	1,276,003	31,882,754

Shares redeemed	(5,937,056)	(137,177,274)	(5,473,237)	(132,444,278)

	1,323,428	30,815,138	4,523,265	112,942,227

Class C Shares

Shares sold	1,268,520	28,776,292	1,494,808	35,983,206

Reinvestment of distributions	359,858	8,117,740	833,098	20,663,588

Shares redeemed	(4,195,252)	(95,041,927)	(5,238,908)	(125,114,914)

	(2,566,874)	(58,147,895)	(2,911,002)	(68,468,120)

Institutional Shares

Shares sold	10,150,095	241,981,773	14,068,457	353,398,047

Reinvestment of distributions	1,709,722	40,427,482	2,466,261	63,277,599

Shares redeemed	(14,089,963)	(333,770,466)	(12,016,424)	(296,810,163)

	(2,230,146)	(51,361,211)	4,518,294	119,865,483

Investor Shares

Shares sold	6,601,610	156,843,691	8,839,175	218,505,428

Reinvestment of distributions	826,651	19,470,873	1,073,626	27,346,707

Shares redeemed	(8,303,137)	(197,593,917)	(4,552,534)	(110,881,045)

	(874,876)	(21,279,353)	5,360,267	134,971,090

Class R6 Shares

Shares sold	516,748	12,291,469	930,031	22,173,659

Reinvestment of distributions	77,227	1,824,555	73,497	1,872,359

Shares redeemed	(519,488)	(12,372,105)	(221,952)	(5,447,227)

	74,487	1,743,919	781,576	18,598,791

Class P Shares

Shares sold	103,382	2,424,164	391,969	10,008,057

Reinvestment of distributions	71,002	1,678,899	143,522	3,694,936

Shares redeemed	(689,731)	(16,203,369)	(560,249)	(14,030,144)

	(515,347)	(12,100,306)	(24,758)	(327,151)

NET INCREASE (DECREASE)	(4,789,328)	$(110,329,708)	12,247,642	$317,582,320

75

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued) October 31, 2023

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Rising Dividend Growth Fund

	For the Fiscal Year Ended October 31, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	2,574,820	$28,406,557	2,937,971	$35,875,163

Reinvestment of distributions	3,079,478	34,077,928	1,826,238	22,901,532

Shares redeemed	(4,167,386)	(46,472,959)	(2,989,638)	(36,981,705)

	1,486,912	16,011,526	1,774,571	21,794,990

Class C Shares

Shares sold	321,089	3,653,376	276,492	3,497,371

Reinvestment of distributions	481,266	5,465,976	499,266	6,425,383

Shares redeemed	(2,022,802)	(22,756,374)	(2,766,771)	(34,539,849)

	(1,220,447)	(13,637,022)	(1,991,013)	(24,617,095)

Institutional Shares

Shares sold	1,918,677	22,797,525	1,383,655	18,284,385

Reinvestment of distributions	1,289,881	15,376,979	900,683	12,052,097

Shares redeemed	(2,450,303)	(29,543,264)	(2,624,180)	(34,207,448)

	758,255	8,631,240	(339,842)	(3,870,966)

Investor Shares

Shares sold	1,163,836	13,855,691	894,407	11,513,896

Reinvestment of distributions	821,538	9,770,714	500,575	6,684,367

Shares redeemed	(1,319,182)	(15,734,805)	(1,114,071)	(14,682,448)

	666,192	7,891,600	280,911	3,515,815

Class R6 Shares

Shares sold	471,388	5,609,148	61,549	840,687

Reinvestment of distributions	44,152	525,668	23,149	309,412

Shares redeemed	(218,326)	(2,547,304)	(76,950)	(982,601)

	297,214	3,587,512	7,748	167,498

Class R Shares

Shares sold	24,490	274,210	47,137	570,139

Reinvestment of distributions	18,087	198,856	11,151	138,958

Shares redeemed	(41,950)	(444,360)	(42,663)	(503,372)

	627	28,706	15,625	205,725

Class P Shares

Shares sold	39,760	489,777	160,746	2,060,320

Reinvestment of distributions	184,084	2,194,942	107,355	1,434,686

Shares redeemed	(354,885)	(4,292,647)	(56,060)	(742,659)

	(131,041)	(1,607,928)	212,041	2,752,347

NET INCREASE (DECREASE)	1,857,712	$20,905,634	(39,959)	$(51,686)

76

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund (two of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

77

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 through October 31, 2023, which represents a period of 184 days of a 365-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses —The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes —The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Income Builder Fund				Rising Dividend Growth Fund
Share Class	Beginning Account Value 5/1/23	Ending Account Value 10/31/23		Expenses Paid for the 6 months ended 10/31/23*	Beginning Account Value 5/1/23	Ending Account Value 10/31/23		Expenses Paid for the 6 months ended 10/31/23*
Class A
Actual	$1,000.00	$ 965.50		$3.96	$1,000.00	$ 979.20		$5.08
Hypothetical 5% return	1,000.00	1,021.20	+	4.08	1,000.00	1,020.10	+	5.19
Class C
Actual	1,000.00	962.00		7.67	1,000.00	975.30		8.81
Hypothetical 5% return	1,000.00	1,017.40	+	7.88	1,000.00	1,016.30	+	8.99
Institutional
Actual	1,000.00	967.10		2.33	1,000.00	981.30		3.47
Hypothetical 5% return	1,000.00	1,022.80	+	2.40	1,000.00	1,021.70	+	3.54
Investor
Actual	1,000.00	966.20		2.73	1,000.00	980.10		3.84
Hypothetical 5% return	1,000.00	1,022.40	+	2.80	1,000.00	1,021.30	+	3.92
Class R6
Actual	1,000.00	966.80		2.28	1,000.00	980.60		3.43
Hypothetical 5% return	1,000.00	1,022.90	+	2.35	1,000.00	1,021.70	+	3.50
Class R
Actual	—	—		—	1,000.00	978.00		6.32
Hypothetical 5% return	—	—		—	1,000.00	1,018.80	+	6.45
Class P
Actual	1,000.00	966.80		2.28	1,000.00	980.60		3.42
Hypothetical 5% return	1,000.00	1,022.90	+	2.35	1,000.00	1,021.80	+	3.49

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios (excluding proxy fee which is not annualized) and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Income Builder	0.80%	1.55%	0.47%	0.55%	0.46%	—%	0.46%
Rising Dividend Growth	1.02	1.77	0.70	0.77	0.69	1.27	0.69

78

GOLDMAN SACHS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)

to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending (with respect to the Rising Dividend Growth Fund), portfolio trading, distribution and other services;

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

79

GOLDMAN SACHS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(l)

information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;

(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(o)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2022, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2023. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. In

80

GOLDMAN SACHS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Rising Dividend Growth Fund’s portfolio management team to continue to enhance the investment models used in managing the Fund.

The Trustees observed that the Rising Dividend Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods, and in the fourth quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five- and ten-year periods ended March 31, 2023. They noted that the Investment Adviser’s Quantitative Investment Strategies Team manages a portion of the Fund’s portfolio (the “10/10 Strategy”) and that they had approved the re-assignment of the portion of the Fund’s portfolio that invests in energy infrastructure companies (the “Energy Infrastructure Strategy”) from the Fund’s former sub-adviser to the Investment Adviser’s Energy and Infrastructure Team in 2020. The Trustees observed that the Investment Adviser’s Multi-Asset Solutions Group manages allocations between the “10/10 Strategy” and the Energy Infrastructure Strategy. They noted that the Rising Dividend Growth Fund’s peer group (Large Blend) and benchmark (the S&P 500 Index) were broad-based, whereas the Fund focused on dividend-paying stocks. The Trustees recalled that the Rising Dividend Growth Fund’s predecessor had commenced operations in March 2004 and had been reorganized into the Fund as a series of the Trust in February 2012. The Trustees observed that the Income Builder Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the five-year period and underperformed for the one-, three-, and ten-year periods ended March 31, 2023. They noted that the Income Builder Fund had experienced certain portfolio management changes in 2022.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

81

GOLDMAN SACHS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Income Builder Fund	Rising Dividend Growth Fund

First $1 billion	0.54%	0.75%

Next $1 billion	0.49	0.68

Next $3 billion	0.46	0.64

Next $3 billion	0.45	0.63

Over $8 billion	0.44	0.62

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Rising Dividend Growth Fund’s Class A, Class C, Investor and Class R Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Income Builder Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for the Rising Dividend Growth Fund (and fees earned by the Investment Adviser for managing the fund in which the Funds’ securities lending cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (k) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the

82

GOLDMAN SACHS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Rising Dividend Growth Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2024.

83

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Gregory G. Weaver Age: 72	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

Dwight L. Bush Age: 66	Trustee	Since 2020

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present) Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	None

Kathryn A. Cassidy Age: 69	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

John G. Chou Age: 67	Trustee	Since 2022	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021-2022); Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017) of Cencora, Inc. (a pharmaceutical and healthcare company). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 63	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011–Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019–2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019– January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 61	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017–2021), Multinational Corporations (2019–2021), the Institutional Product Group (2015–2019) and Institutional Marketing (2013–2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

84

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Paul C. Wirth Age: 66	Trustee	Since 2022	Mr. Wirth is retired. He is Executive Advisor, My Next Season LLC (a career transition advisory firm) (2023-Present). Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 61	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	193	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith. Information is provided as of October 31, 2023.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2023, Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 68 portfolios (34 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

85

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 61	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 49	Secretary	Since 2012

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Secretary — Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs Trust (previously Assistant Secretary (2022)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II (previously Assistant Secretary (2022)); and Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)).

Assistant Secretary — Goldman Sachs MLP and Energy Renaissance Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of October 31, 2023.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust – Dividend Focus Funds - Tax Information (Unaudited)

For the year ended October 31, 2023, 20.12% and 48.49% of the dividends paid from net investment company taxable income by the Income Builder and Rising Dividend Growth Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2023, 29.65% and 35.23% of the dividends paid from net investment company taxable income by the Income Builder and Rising Dividend Growth Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, Rising Dividend Growth Fund designate $41,589,560, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2023.

During the fiscal year ended October 31, 2023, Rising Dividend Growth Fund designate $17,065,824 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

For the year ended October 31, 2023, 1.03% and 1.33% of the dividends paid from net investment company taxable income by the Income Builder and Rising Dividend Growth Funds, respectively, qualify as section 199A dividends.

For the fiscal year ended October 31, 2023, the Income Builder Fund designates 70.34% of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

86

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.42 trillion in assets under supervision as of September 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund[5]
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
[5]	Effective after the close of business on September 22, 2023, the Goldman Sachs Multi-Manager Alternatives Fund was renamed the Goldman Sachs Multi-Strategy Alternatives Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser Visit at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. Diversification does not protect an investor from market risk and does not ensure a profit. Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change. They should not be construed as investment advice. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts shouldbeviewedasmerely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. Fund holdings and allocations shown are as of October 31, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). © 2023 Goldman Sachs. All rights reserved. 348578-OTU-1930731 DIVFOAR-23

Annual Report October 31, 2023 Domestic Equity Insights Funds Large Cap Growth Insights Large Cap Value Insights Small Cap Equity Insights Small Cap Growth Insights Small Cap Value Insights U.S. Equity Insights

Goldman Sachs Domestic Equity Insights Funds

∎	LARGE CAP GROWTH INSIGHTS

∎	LARGE CAP VALUE INSIGHTS

∎	SMALL CAP EQUITY INSIGHTS

∎	SMALL CAP GROWTH INSIGHTS

∎	SMALL CAP VALUE INSIGHTS

∎	U.S. EQUITY INSIGHTS

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the 12-Month

Period Ended October 31, 2023

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended October 31, 2023 (the “Reporting Period”).

During the last months of 2022, we introduced a new signal within our Sentiment Analysis investment theme. This new signal aims to improve our sentiment identification in earnings call reports by utilizing many of the latest developments in machine learning and natural language processing (“NLP”). Also, within our Sentiment Analysis investment theme, we introduced a signal that aims to capitalize upon price dislocations that are caused by uninformed exchange traded fund trading. Within our Market Themes & Trends investment theme, we introduced two new signals. The first signal leverages advanced machine learning algorithms to capture nuanced behavior of our existing suite of more than a hundred alpha factors. The second signal aims to apply NLP techniques to account for fine-grained linguistic meaning of documents when quantifying company linkages for text-based cross-stock momentum factors.

During the first half of 2023, we introduced several new signals and enhancements that leverage machine learning techniques, such as NLP, as well as those that are based on different types of alternative data sources. These new signals deploy the latest techniques, such as large language models and topic modeling, to be able to extract insights from different bodies of text. For example, within the Sentiment Analysis investment theme, we introduced a suite of signals that seeks to identify changes in sentiment within company regulatory filings and documents by using large language models to synthesize the context of the language used within the document. In addition to the NLP-based signals, we also introduced a new signal that seeks to capture the level of attention stocks receive as a result of being mentioned in news articles and blog posts. We believe that companies that receive outsized attention in the media experience positive, but temporary, price trends that ultimately revert over the longer term. Within our Market Themes & Trends investment theme, we introduced a new signal that leverages NLP and topic modeling techniques to identify economic linkages between companies based on their current descriptions. We also introduced a suite of signals that leverage word embedding techniques to capture the meanings of the words and language used within employer reviews in order to identify the economic linkages between the companies mentioned. Within our High Quality Business Models investment theme, we introduced two suites of signals that are both based on jobs posting data. The first suite of signals focuses on the duration jobs postings remain outstanding. We believe that companies that appeal to prospective employees can fulfill jobs postings quicker and are therefore better positioned for growth over the long term. The second suite of signals focuses on the types of roles for which the company is trying to hire, as we believe that companies seeking to employ for high-in-demand roles will have to pay increased costs for the set of skills required and thus their future growth prospects may be more challenged.

1

MARKET REVIEW

Goldman Sachs Domestic Equity Insights Funds

Market Review

During the 12-month period ended October 31, 2023 (the “Reporting Period”), U.S. equities recorded strong gains, with macro factors—such as economic conditions, inflation, interest rates, energy prices and geopolitical events—the key influences.

As the Reporting Period began in November 2022, the S&P 500® Index (with dividends reinvested) (the “S&P 500 Index”) returned 5.59%, marking its first back-to-back monthly gain since August 2021. The primary catalyst driving U.S. equities higher was the notion that the Federal Reserve (“Fed”) could begin to slow the pace of interest rate hikes. Economic data mainly supported the Fed’s goal of a controlled economic slowdown, including consumers proving resilient in the face of high inflation. Still, the third calendar quarter corporate earnings season provided disappointing results, with companies in aggregate reporting earnings 2.0% above consensus expectations, well below the five-year average of 8.7%. Additionally, China’s zero-COVID policy remained top of mind for the market in November.

The S&P 500 Index fell 5.76% in December 2022. Investors witnessed a variety of contradictory macroeconomic developments, highlighted by a noticeably hawkish Fed, consumer resilience and economic data supporting the themes of slowing economic growth. (Hawkish tends to suggest higher interest rates; opposite of dovish.) Still, there was a dovish tilt surrounding expectations for a reduction in the pace of tightening, which was realized when the Fed announced a 50 basis point rate hike in December following four successive 75 basis point hikes. (A basis point is 1/100th of a percentage point.) Positive inflation developments further supported aspirations for a peak in the Fed tightening cycle, with October and November inflation numbers coming in lower than consensus expected. On the geopolitical front, the most constructive takeaways came from China’s zero-COVID policy pivot and pro-growth focus as well as Europe’s warmer than anticipated weather, which helped settle concerns about an energy crisis.

In the first quarter of 2023, the S&P 500 Index gained 7.53%, marking its second straight quarterly gain. Among the factors behind the market’s strength were disinflation narrative momentum, soft economic landing expectations, and a lowered bar for fourth quarter 2022 corporate earnings. Following a stellar start to the year, February proved to be a setback for the disinflation path after nonfarm payrolls illustrated the largest job growth in six months, and the unemployment rate fell to a 53-year low, which pushed market forecasts for the Fed’s terminal rate up. In addition, January inflation data saw their largest monthly increases since mid-2022, illustrating that more work was needed to combat inflation. While fourth quarter 2022 corporate earnings did disappoint as margins came under pressure by persistently high input costs and weaker demand, the labor market outlook appeared to be positive due to supply-chain enhancements, ongoing consumer resilience and consensus expectations for inflation pressures to diminish as 2023 progressed. Consensus forecasts for the Fed’s interest rate path took a dovish turn in March due to an abrupt banking crisis that escalated the risk of raising rates. Economic data in March also contributed to the dovish sentiment.

The S&P 500 Index returned 8.74% in the second quarter of 2023. The market’s strength was predominately driven by disinflation momentum, an upswing in soft landing expectations, consumer resilience, a better than consensus expected first quarter corporate earnings season, and persistent enthusiasm around artificial intelligence (“AI”), including the possibility for a boom in AI-related chipmakers. Growth stocks significantly outperformed their value counterparts, as mega-cap technology stocks accounted for the vast majority of the S&P 500 Index’s rally in the quarter. Inflation reached its lowest level in more than two years on the back of lower energy prices. The soft landing narrative took form with a still-tight labor market and robust housing market helping to counteract the possibility of a recession. First quarter corporate earnings metrics, though supported by a lower bar, were well above their one-year averages due to a combination of pricing power, supply-chain normalizations, cost-cutting initiatives and margin expansion. Despite U.S. equity market strength in the quarter, the implacable “higher for longer” messaging from the Fed remained an overhang. Concentrated leadership was another critical concern for investors that raised doubts about the sustainability of the U.S. equity market rally. On the geopolitical front, a slower than consensus expected economic recovery in China presented a setback for the market.

In the third quarter of 2023, the S&P 500 Index returned -3.27%, marking its first quarterly decline of the calendar year. The S&P 500 Index started off strong in the first two months of the quarter, reaching its year-to-date 2023 high at the end of July before a sharp pullback in September. Although economic activity remained resilient, the market declined mostly due to a pickup in soft landing concerns, surging energy prices and disinflationary pressures on corporate earnings. Concerns about a looming threat of a federal government shutdown, consumer impacts from student loan repayments resuming, and a strike against automakers by the United Auto Workers union that began in September further weighed on investor sentiment. The Fed acted in line with consensus forecasts, hiking interest rates by 25 basis points in July and keeping rates unchanged at 5.25%-5.50% in September. However,

2

MARKET REVIEW

the Fed’s “higher for longer” narrative appeared to gain further recognition from investors. On the earnings front, S&P 500 Index companies saw earnings decline by 4.21% in the second calendar quarter from a year earlier, marking the third consecutive quarter of negative earnings growth.

The S&P 500 Index fell 2.10% in October 2023, posting its third consecutive monthly decline. All sectors were weaker, except for utilities, with energy trailing the market amid a pullback in crude oil prices. U.S. equities traded lower predominantly due to a pickup in yields across longer-dated U.S. Treasury bonds, resiliency of the U.S. economy, third quarter corporate earnings results, and ongoing geopolitical pressures, including the outbreak of war in the Middle East.

For the Reporting Period overall, communication services and information technology were by far the best performing sectors in the S&P 500 Index, followed at some distance by consumer discretionary. The weakest performing sectors in the S&P 500 Index during the Reporting Period were utilities, real estate and health care.

Within the U.S. equity market, capitalization segment performance was mixed for the Reporting Period overall. Large-cap stocks, as measured by the Russell 1000® Index, were strongest, posting solid positive absolute returns. Mid-cap stocks, as measured by the Russell Midcap® Index, and small-cap stocks, as measured by the Russell 2000® Index, each posted negative absolute returns during the Reporting Period. From a style perspective, growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum, but most significantly in the large-cap segment of the U.S. equity market. (All as measured by the FTSE Russell indices.)

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

3

PORTFOLIO RESULTS

Goldman Sachs Large Cap Growth Insights Fund

Investment Objective The Fund seeks long-term growth of capital, with dividend income as a secondary consideration.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 13.11%, 12.28%, 13.51%, 12.91%, 13.41%, 13.50%, 12.80% and 13.55%, respectively. These returns compare to the 18.95% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with all four of our quantitative model’s investment themes detracting from results. Stock selection driven by these investment themes also held back performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes detracted from the Fund’s relative performance. High Quality Business Models was our worst-performing investment theme, followed by Sentiment Analysis, Fundamental Mispricings and Market Themes & Trends. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A

In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style.

Relative performance is primarily driven by stock selection, not by sector or industry allocations.

4

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A

We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, the Fund was hurt by stock selection in the consumer discretionary, real estate and health care sectors. Stock picks in the consumer staples, information technology and energy sectors contributed positively to relative performance.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A

Regarding individual stock positions, the Fund’s performance was hampered by its underweights compared to the Index in Meta Platforms and Neurocrine Biosciences. An overweight position in Incyte also detracted from relative returns. The Fund’s underweight in Meta Platforms, a provider of social networking applications, was mostly due to our High Quality Business Models and Sentiment Analysis investment themes, while the underweight in Neurocrine Biosciences, a biotechnology company, was largely due to our Fundamental Mispricings and High Quality Business Models investment themes. The Fund was overweight pharmaceutical company Incyte mainly because of our High Quality Business Models, Sentiment Analysis and Fundamental Mispricings investment themes.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A

During the Reporting Period, the Fund benefited from an underweight position versus the Index in UnitedHealth Group, a managed health care and insurance company. Also contributing positively were overweight positions in Horizon Therapeutics, a biopharmaceutical firm, and in Arista Networks, which provides software-driven cloud networking solutions for large data center storage and computing environments. The underweight in UnitedHealth Group was based mostly on our Sentiment Analysis and High Quality Business Models investment themes. Our Fundamental Mispricings investment theme drove the Fund’s overweight in Horizon Therapeutics. The overweight in Arista Networks was primarily because of our High Quality Business Models and Sentiment Analysis investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight relative to the Index in the consumer discretionary and financials sectors. Compared to the Index, the Fund was underweight the industrials and consumer staples sectors.

The Fund was relatively neutral versus the Index in the communication services, energy, health care, information technology, materials, real estate and utilities sectors at the end of the Reporting Period.

5

FUND BASICS

Large Cap Growth Insights Fund

as of October 31, 2023

TOP TEN HOLDINGS AS OF 10/31/23[1]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	12.6%	Software

Apple, Inc.	11.0	Technology Hardware, Storage & Peripherals

Amazon.com, Inc.	6.8	Broadline Retail

Alphabet, Inc. Class C	4.7	Interactive Media & Services

NVIDIA Corp.	4.1	Semiconductors & Semiconductor Equipment

Meta Platforms, Inc. Class A	3.1	Interactive Media & Services

UnitedHealth Group, Inc.	2.9	Health Care Providers & Services

Visa, Inc. Class A	2.7	Financial Services

Alphabet, Inc. Class A	2.5	Interactive Media & Services

Adobe, Inc.	2.2	Software

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2023

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS

Performance Summary

October 31, 2023

The following graph shows the value, as of October 31, 2023, of a $1,000,000 investment made on November 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Large Cap Growth Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment including any applicable sales charges, with distributions reinvested, from November 1, 2013 through October 31, 2023.

Average Annual Total Returns through October 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	13.11%	11.00%	12.00%	—

Including sales charges	6.88%	9.75%	11.37%	—

Class C

Excluding contingent deferred sales charges	12.28%	10.17%	11.17%	—

Including contingent deferred sales charges	11.15%	10.17%	11.17%	—

Institutional	13.51%	11.40%	12.43%	—

Service	12.91%	10.85%	11.87%	—

Investor	13.41%	11.27%	12.27%	—

Class R6 (Commenced on July 31, 2015)	13.50%	11.42%	—	11.53%

Class R	12.80%	10.71%	11.72%	—

Class P (Commenced on April 16, 2018)	13.55%	11.42%	—	10.29%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

7

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Insights Fund

Investment Objective The Fund sees long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Value Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -0.47%, -1.20%, -0.10%, -0.62%, -0.22%, -0.09%, -0.73% and -0.09%, respectively. These returns compare to the 0.13% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with two of our quantitative model’s four investment themes detracting from performance. Stock selection driven by our investment themes also hindered relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our investment themes— Market Themes & Trends and Fundamental Mispricings— detracted from the Fund’s performance. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

Our Sentiment Analysis investment theme added to the Fund’s relative returns during the Reporting Period. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

The impact of our High Quality Business Models investment theme was rather neutral during the Reporting Period. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A

In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

8

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A

We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, the Fund was hurt by investments in the health care, consumer discretionary and real estate sectors. It benefited from stock picks in the information technology, financials and consumer staples sectors.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A

In terms of individual stock positions, underweights versus the Index in Meta Platforms and General Electric detracted from relative performance. The Fund was also hampered by an overweight position in General Motors. Our High Quality Business Models and Sentiment Analysis investment themes resulted in the Fund’s underweight in Meta Platforms, a provider of social networking applications. The underweight in industrial conglomerate General Electric was mostly because of our High Quality Business Models investment theme. The Fund was overweight automaker General Motors based mainly on our Fundamental Mispricings, High Quality Business Models and Sentiment Analysis investment themes.

Q	Which individual stock positions contributed most to the Fund’s results during the Reporting Period?

A

During the Reporting Period, underweight positions compared to the Index in Pfizer, NextEra Energy and Bank of America added to the Fund’s relative returns. All four of our investment themes, led by High Quality Business Models, drove the Fund’s underweight in Pfizer, a pharmaceutical and biotechnology company. The underweight in NextEra Energy, an electric utility and renewable energy company, was largely the result of our Sentiment Analysis and Fundamental Mispricings investment themes. The underweight in Bank of America was primarily because of our Fundamental Mispricings investment theme.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight relative to the Index in the information technology, consumer discretionary and materials sectors. Compared to the Index, the Fund was underweight the energy, utilities, industrials, consumer staples and communication services sectors. The Fund was relatively neutral versus the Index in the financials, health care and real estate sectors at the end of the Reporting Period.

9

FUND BASICS

Large Cap Value Insights Fund

as of October 31, 2023

TOP TEN HOLDINGS AS OF 10/31/23[1]

Holding	% of Net Assets	Line of Business

Berkshire Hathaway, Inc. Class B	4.2%	Financial Services

Bank of America Corp.	1.9	Banks

Linde PLC	1.9	Chemicals

International Business Machines Corp.	1.7	IT Services

Philip Morris International, Inc.	1.4	Tobacco

Elevance Health, Inc.	1.3	Health Care Providers & Services

Exxon Mobil Corp.	1.3	Oil, Gas & Consumable Fuels

CME Group, Inc.	1.2	Capital Markets

Bristol-Myers Squibb Co.	1.2	Pharmaceuticals

Capital One Financial Corp.	1.2	Consumer Finance

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2023

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

10

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS

Performance Summary

October 31, 2023

The following graph shows the value, as of October 31, 2023, of a $1,000,000 investment made on November 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Large Cap Value Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment including any applicable sales charges, with distributions reinvested, from November 1, 2013 through October 31, 2023.

Average Annual Total Returns through October 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	(0.47)%	5.35%	7.29%	—

Including sales charges	(5.93)%	4.16%	6.68%	—

Class C

Excluding contingent deferred sales charges	(1.20)%	4.57%	6.49%	—

Including contingent deferred sales charges	(2.18)%	4.57%	6.49%	—

Institutional	(0.10)%	5.74%	7.69%	—

Service	(0.62)%	5.22%	7.16%	—

Investor	(0.22)%	5.62%	7.55%	—

Class R6 (Commenced on July 31, 2015)	(0.09)%	5.76%	—	7.01%

Class R	(0.73)%	5.08%	7.02%	—

Class P (Commenced on April 16, 2018)	(0.09)%	5.76%	—	5.03%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve sales charge, such a charge is not applied to their Average Annual Total Returns.

11

PORTFOLIO RESULTS

Goldman Sachs Small Cap Equity Insights Fund

Investment Objective The Fund sees long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -4.64%, -5.33%, -4.28%, -4.76%, -4.38%, -4.30%, -4.84% and -4.26%, respectively. These returns compare to the -8.56% average annual total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

Though absolute returns disappointed, the Fund outperformed the Index during the Reporting Period, with all four of our quantitative model’s investment themes adding to relative returns. Stock selection driven by these investment themes also bolstered the Fund’s relative performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes—High Quality Business Models, Sentiment Analysis, Fundamental Mispricings and Market Themes & Trends—contributed positively to relative performance. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A

In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style.

Relative performance is primarily driven by stock selection, not by sector or industry allocations.

12

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A

We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection in the financials, industrials and information technology sectors added to the Fund’s relative returns. Stock picks in the real estate, communication services and energy sectors detracted from performance.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A

In terms of individual stock positions, the Fund was helped by overweight positions versus the Index in e.l.f. Beauty, Super Micro Computer and Powell Industries. The Fund’s overweight in e.l.f. Beauty, a maker of cosmetics and skincare products, was driven by our High Quality Business Models, Sentiment Analysis and Market Themes & Trends investment themes. Our High Quality Business Models and Sentiment Analysis investment themes were largely responsible for the Fund’s overweight in information technology company Super Micro Computer. The Fund’s overweight in Powell Industries, a manufacturer of integrated/packaged solutions and electrical equipment, was mainly the result of our Market Themes & Trends and High Quality Business Models investment themes.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A

During the Reporting Period, the Fund was hurt by its overweight positions compared to the Index in marketing and sales services provider Tech Target and biopharmaceutical company Vanda Pharmaceuticals. An underweight in TG Therapeutics, also a biopharmaceutical company, detracted further from relative returns. The Fund’s overweight in Tech Target was based mostly on our High Quality Business Models investment theme, while the overweight in Vanda Pharmaceuticals was due primarily to our Sentiment Analysis and High Quality Business Models investment themes. The

Fund was underweight TG Therapeutics largely because of our Sentiment Analysis and High Quality Business Models investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight relative to the Index in the consumer discretionary, health care, real estate and industrials sectors. Compared to the Index, the Fund was underweight the utilities, consumer staples and energy sectors. The Fund was relatively neutral versus the Index in the communication services, financials, information technology and materials sectors at the end of the Reporting Period.

13

FUND BASICS

Small Cap Equity Insights Fund

as of October 31, 2023

TOP TEN HOLDINGS AS OF 10/31/2023[1]

Holding	% of Net Assets	Line of Business

Super Micro Computer, Inc.	1.1%	Technology Hardware, Storage & Peripherals

Comfort Systems USA, Inc.	1.0	Construction & Engineering

Atkore, Inc.	0.8	Electrical Equipment

Ryman Hospitality Properties, Inc. REIT	0.8	Hotel & Resort REITs

Franklin Electric Co., Inc.	0.8	Machinery

HealthEquity, Inc.	0.8	Health Care Providers & Services

Encore Wire Corp.	0.8	Electrical Equipment

Duolingo, Inc.	0.8	Diversified Consumer Services

Carpenter Technology Corp.	0.8	Metals & Mining

Summit Materials, Inc. Class A	0.8	Construction Materials

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2023

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets as of October 31, 2023. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

14

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS

Performance Summary

October 31, 2023

The following graph shows the value, as of October 31, 2023, of a $1,000,000 investment made on November 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment including any applicable sales charges, with distributions reinvested, from November 1, 2013 through October 31, 2023.

Average Annual Total Returns through October 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	(4.64)%	2.81%	5.91%	—

Including sales charges	(9.88)%	1.66%	5.31%	—

Class C

Excluding contingent deferred sales charges	(5.33)%	2.06%	5.12%	—

Including contingent deferred sales charges	(6.28)%	2.06%	5.12%	—

Institutional	(4.28)%	3.20%	6.32%	—

Service	(4.76)%	2.70%	5.79%	—

Investor	(4.38)%	3.08%	6.18%	—

Class R6 (Commenced on July 31, 2015)	(4.30)%	3.22%	—	5.65%

Class R	(4.84)%	2.57%	5.65%	—

Class P (Commenced on April 16, 2018)	(4.26)%	3.22%	—	2.60%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve sales charge, such a charge is not applied to their Average Annual Total Returns.

15

PORTFOLIO RESULTS

Goldman Sachs Small Cap Growth Insights Fund

Investment Objective The Fund sees long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -4.15%, -4.80%, -3.78%, -3.85%, -3.78%, -4.43% and -3.74%, respectively. These returns compare to the -7.63% average annual total return of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

While absolute returns disappointed, the Fund outperformed the Index during the Reporting Period, with all four of our quantitative model’s investment themes contributing positively to relative results. Stock selection driven by these investment themes also added to the Fund’s relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes—Sentiment Analysis, High Quality Business Models, Fundamental Mispricings and Market Themes & Trends— bolstered the Fund’s relative performance. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector and Industry allocations affect relative performance?

A

In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

16

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A

We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection in the information technology, industrials and consumer discretionary sectors added to relative returns. Investments in the energy, communication services and real estate sectors detracted from results.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A

In terms of individual stock positions, the Fund benefited from overweights versus the Index in Super Micro Computer, an information technology company; e.l.f. Beauty, a maker of cosmetics and skincare products; and Sterling Infrastructure, a construction company that specializes in heavy civil infrastructure construction and infrastructure rehabilitation as well as residential construction projects. The Fund was overweight Super Micro Computer and e.l.f. Beauty mainly because of our High Quality Business Models, Sentiment Analysis and Market Themes & Trends investment themes. Our Market Themes & Trends and Sentiment Analysis investment themes drove the Fund’s overweight in Sterling Infrastructure.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A

During the Reporting Period, the Fund was hurt by overweight positions compared to the Index in marketing and sales services provider Tech Target and biopharmaceutical company Gossamer Bio. An underweight position in another biopharmaceutical company, TG Therapeutics, also detracted from the Fund’s relative performance. The Fund’s overweight in Tech Target was mostly based on our High Quality Business Models investment theme and, to a lesser extent, our Sentiment Analysis investment theme. The Fund was overweight Gossamer Bio mainly due to our High Quality Business Models investment theme. Our Sentiment Analysis and Market Themes & Trends led to the Fund’s underweight in TG Therapeutics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight relative to the Index in the consumer discretionary, health care and real estate sectors. Compared to the Index, the Fund was underweight the consumer staples, energy, financials and utilities sectors. The Fund was relatively neutral versus the Index in the communication services, information technology, industrials and materials sectors at the end of the Reporting Period.

17

FUND BASICS

Small Cap Growth Insights Fund

as of October 31, 2023

TOP TEN HOLDINGS AS OF 10/31/23[1]

Holding	% of Net Assets	Line of Business

Super Micro Computer, Inc.	1.7%	Technology Hardware, Storage & Peripherals

HealthEquity, Inc.	1.2	Health Care Providers & Services

SPS Commerce, Inc.	1.2	Software

Ryman Hospitality Properties, Inc. REIT	1.1	Hotel & Resort REITs

Comfort Systems USA, Inc.	1.1	Construction & Engineering

Atkore, Inc.	1.1	Electrical Equipment

Tenable Holdings, Inc.	1.1	Software

Duolingo, Inc.	1.0	Diversified Consumer Services

Halozyme Therapeutics, Inc.	1.0	Biotechnology

Franklin Electric Co., Inc.	1.0	Machinery

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2023

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.6% of the Fund’s net assets as of October 31, 2023. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS

Performance Summary

October 31, 2023

The following graph shows the value, as of October 31, 2023, of a $1,000,000 investment made on November 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Growth Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment including any applicable sales charges, with distributions reinvested, from November 1, 2013 through October 31, 2023.

Average Annual Total Returns through October 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	(4.15)%	1.20%	5.27%	—

Including sales charges	(9.39)%	0.06%	4.67%	—

Class C

Excluding contingent deferred sales charges	(4.80)%	0.42%	4.47%	—

Including contingent deferred sales charges	(5.75)%	0.42%	4.47%	—

Institutional	(3.78)%	1.58%	5.67%	—

Investor	(3.85)%	1.46%	5.53%	—

Class R6 (Commenced on July 31, 2015)	(3.78)%	1.60%	—	4.48%

Class R	(4.43)%	0.95%	5.00%	—

Class P (Commenced on April 16, 2018)	(3.74)%	1.59%	—	1.12%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve sales charge, such a charge is not applied to their Average Annual Total Returns.

19

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Insights Fund

Investment Objective The Fund sees long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Value Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -7.32%, -8.01%, -6.98%, -7.07%, -6.97%, -7.56% and -6.97%, respectively. These returns compare to the -9.93% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

While absolute returns disappointed, the Fund outperformed the Index during the Reporting Period, with all four of our quantitative model’s investment themes contributing positively to relative results. Stock selection driven by these investment themes further bolstered relative performance.

Q	What impact did the Fund’s Investment themes have on performance during the Reporting Period?

A

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes—High Quality Business Models, Fundamental Mispricings, Sentiment Analysis and Market Themes & Trends—added to the Fund’s relative performance. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A

In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

20

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A

We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, the Fund benefited from stock selection in the financials sector and, to a lesser degree, in the industrials and consumer staples sectors. Investments in the real estate, communication services and health care sectors detracted from relative returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A

In terms of individual positions, the Fund has helped by its overweights versus the Index in M/I Homes, a home builder; Teekay Tankers, which provides marine transportation services to oil industries in Bermuda and internationally; and Goosehead Insurance, a provider of personal lines insurance agency services. Our Sentiment Analysis and High Quality Business Models investment themes led to the Fund’s overweight position in M/I Homes. The Fund’s overweight position in Teekay Tankers was due mainly to our High Quality Business Models and Sentiment Analysis investment themes. The Fund was overweight Goosehead Insurance primarily because of our Fundamental Mispricings investment theme.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A

During the Reporting Period, the Fund was hurt by an overweight position relative to the Index in biopharmaceutical company Vanda Pharmaceuticals. Underweight positions in Reata Pharmaceuticals, another biopharmaceutical company, and in Maxar Technologies, a space technology company, also detracted from relative performance. The Fund’s overweight in Vanda Pharmaceuticals was largely due to our Sentiment Analysis and High Quality Business Models investment themes. Our High Quality Business Models and Market Themes & Trends investment themes informed the Fund’s underweight in Reata Pharmaceuticals. The Fund’s underweight in Maxar Technologies was mostly because of our Market Themes & Trends investment theme.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight relative to the Index in the consumer discretionary, health care and information technology sectors. Compared to the Index, the Fund was underweight the consumer staples, energy and utilities sectors. The Fund was relatively neutral versus the Index in the communication services, financials, industrials, materials and real estate sectors at the end of the Reporting Period.

21

FUND BASICS

Small Cap Value Insights Fund

as of October 31, 2023

TOP TEN HOLDINGS AS OF 10/31/23[1]

Holding	% of Net Assets	Line of Business

Summit Materials, Inc. Class A	1.0%	Construction Materials

Essent Group Ltd.	0.9	Financial Services

Encore Wire Corp.	0.9	Electrical Equipment

Carpenter Technology Corp.	0.9	Metals & Mining

Terreno Realty Corp. REIT	0.9	Industrial REITs

Scorpio Tankers, Inc.	0.9	Oil, Gas & Consumable Fuels

Prestige Consumer Healthcare, Inc.	0.9	Pharmaceuticals

Arcosa, Inc.	0.9	Construction & Engineering

Goodyear Tire & Rubber Co. (The)	0.8	Automobile Components

M/I Homes, Inc.	0.8	Household Durables

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2023

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets as of October 31, 2023. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

22

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS

Performance Summary

October 31, 2023

The following graph shows the value, as of October 31, 2023, of a $1,000,000 investment made on November 1, 2013 in Institutional Shares. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Value Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment including any applicable sales charges, with distributions reinvested, from November 1, 2013 through October 31, 2023.

Average Annual Total Returns through October 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	(7.32)%	3.75%	6.02%	—

Including sales charges	(12.41)%	2.58%	5.42%	—

Class C

Excluding contingent deferred sales charges	(8.01)%	2.98%	5.23%	—

Including contingent deferred sales charges	(8.93)%	2.98%	5.23%	—

Institutional	(6.98)%	4.13%	6.43%	—

Investor	(7.07)%	4.01%	6.28%	—

Class R6 (Commenced on July 31, 2015)	(6.97)%	4.15%	—	6.39%

Class R	(7.56)%	3.48%	5.75%	—

Class P (Commenced on April 16, 2018)	(6.97)%	4.14%	—	3.28%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve sales charge, such a charge is not applied to their Average Annual Total Returns.

23

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity Insights Fund

Investment Objective The Fund sees long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 6.37%, 5.56%, 6.75%, 6.20%, 6.62%, 6.75%, 6.10% and 6.75%, respectively. These returns compare to the 10.14% average annual total return of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

Though posting solid positive absolute returns, the Fund underperformed the Index during the Reporting Period, with all four of our quantitative model’s investment themes detracting from relative returns. Stock selection driven by these investment themes also hurt the Fund’s relative performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes—Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends—detracted from the Fund’s relative returns. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A

In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

24

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A

We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, the Fund was hampered by stock selection in the health care, consumer discretionary and real estate sectors. It benefited from investments in the information technology, consumer staples and utilities sectors.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A

In terms of individual stock positions, the Fund was hurt by its underweight versus the Index in Meta Platforms. Overweight positions in CVS Health and General Motors also detracted from relative performance. The Fund was underweight Meta Platforms, a provider of social networking applications, based on all four of our investment themes, led by High Quality Business Models. The Fund’s overweight in CVS Health, which provides health care and retail pharmacy services, was largely the result of our Fundamental Mispricings and High Quality Business Models investment themes. Our Fundamental Mispricings, Sentiment Analysis and High Quality Business Models investment themes were mainly responsible for the Fund’s overweight in automaker General Motors.

Q	Which individual stock positions contributed most to the Fund’s results during the Reporting Period?

A

The Fund was helped during the Reporting Period by its underweight positions relative to the Index in UnitedHealth Group and Pfizer. An overweight in Dell Technologies was also advantageous. The Fund was underweight UnitedHealth Group, a managed health care and insurance company, primarily because of our Sentiment Analysis investment theme. Our High Quality Business Models and Sentiment Analysis investment themes led to the Fund’s underweight in Pfizer, a pharmaceutical and biotechnology company. The Fund’s overweight in Dell Technologies, a provider of desktop personal computers, software and peripherals, was mostly due to our High Quality Business Models investment theme.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight the information technology, consumer discretionary, financials and materials sectors relative to the Index. Compared to the Index, the Fund was underweight the energy, utilities, communication services, industrials and consumer staples sectors. The Fund was relatively neutral versus the Index in the health care and real estate sectors at the end of the Reporting Period.

25

FUND BASICS

U.S. Equity Insights Fund

as of October 31, 2023

TOP TEN HOLDINGS AS OF 10/31/23[1]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	8.2%	Software

Apple, Inc.	6.1	Technology Hardware, Storage & Peripherals

Amazon.com, Inc.	4.6	Broadline Retail

Alphabet, Inc. Class C	3.2	Interactive Media & Services

Berkshire Hathaway, Inc. Class B	2.8	Financial Services

NVIDIA Corp.	2.5	Semiconductors & Semiconductor Equipment

UnitedHealth Group, Inc.	2.5	Health Care Providers & Services

Visa, Inc. Class A	2.1	Financial Services

Costco Wholesale Corp.	1.8	Consumer Staples Distribution & Retail

Adobe, Inc.	1.8	Software

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2023

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

26

GOLDMAN SACHS U.S. EQUITY INSIGHTS

Performance Summary

October 31, 2023

The following graph shows the value, as of October 31, 2023, of a $1,000,000 investment made on November 1, 2013 in Institutional Shares. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500® Index”), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment including any applicable sales charges, with distributions reinvested, from November 1, 2013 through October 31, 2023.

Average Annual Total Returns through October 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	6.37%	8.74%	9.82%	—

Including sales charges	0.51%	7.51%	9.20%	—

Class C

Excluding contingent deferred sales charges	5.56%	7.93%	9.01%	—

Including contingent deferred sales charges	4.56%	7.93%	9.01%	—

Institutional	6.75%	9.14%	10.25%	—

Service	6.20%	8.60%	9.70%	—

Investor	6.62%	9.01%	10.10%	—

Class R6 (Commenced on July 31, 2015)	6.75%	9.15%	—	9.56%

Class R	6.10%	8.47%	9.55%	—

Class P (Commenced on April 16, 2018)	6.75%	9.15%	—	8.29%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve sales charge, such a charge is not applied to their Average Annual Total Returns.

27

FUND BASICS

Index Definitions

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Russell 1000® Growth Index do not include any deduction for fees, expenses or taxes.

The Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Russell 1000® Value Index do not include any deduction for fees, expenses or taxes.

The Russell 2000® Growth Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2000® Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index figures do not reflect any deduction for fees, expenses or taxes.

It is not possible to invest directly in an unmanaged index.

28

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments October 31, 2023

Shares	Description	Value

Common Stocks – 95.4%

Aerospace & Defense – 0.4%
8,062	Lockheed Martin Corp.	$3,665,308

Air Freight & Logistics – 0.4%
53,230	C.H. Robinson Worldwide, Inc.	4,355,811

Automobile Components – 0.2%
16,365	Lear Corp.	2,123,522

Automobiles – 2.0%
98,521	Tesla, Inc. *	19,786,958

Biotechnology – 3.5%
147,549	AbbVie, Inc.	20,830,968
39,752	Incyte Corp. *	2,143,825
54,867	Moderna, Inc. *	4,167,697
51,751	Sarepta Therapeutics, Inc. *	3,483,360
10,590	Vertex Pharmaceuticals, Inc. *	3,834,745

		34,460,595

Broadline Retail – 6.9%
505,503	Amazon.com, Inc. *	67,277,394
14,899	Ollie’s Bargain Outlet Holdings, Inc. *	1,150,799

		68,428,193

Building Products – 0.3%
7,235	Lennox International, Inc.	2,680,857

Capital Markets – 0.1%
2,600	Ameriprise Financial, Inc.	817,882

Commercial Services & Supplies – 0.5%
118,390	Rollins, Inc.	4,452,648

Communications Equipment – 1.2%
36,752	Arista Networks, Inc. *	7,363,998
17,505	Motorola Solutions, Inc.	4,874,442

		12,238,440

Consumer Finance – 0.4%
39,533	Capital One Financial Corp.	4,004,298

Consumer Staples Distribution & Retail – 0.9%
16,045	Costco Wholesale Corp.	8,863,900

Distributors – 0.8%
176,799	LKQ Corp.	7,765,012

Diversified Consumer Services – 0.1%
9,820	Grand Canyon Education, Inc. *	1,162,001

Electrical Equipment – 0.6%
25,692	AMETEK, Inc.	3,616,663
7,058	Rockwell Automation, Inc.	1,854,913

		5,471,576

Entertainment – 1.0%
25,085	Netflix, Inc. *	10,327,244

Financial Services – 5.0%
27,534	Berkshire Hathaway, Inc., Class B *	9,398,180
288,599	Equitable Holdings, Inc.	7,668,075
13,779	Mastercard, Inc., Class A	5,185,727
114,821	Visa, Inc., Class A	26,994,417

		49,246,399

Shares	Description	Value

Common Stocks – (continued)

Health Care Equipment & Supplies – 0.2%
9,208	Penumbra, Inc. *	$1,760,109

Health Care Providers & Services – 2.9%
1,310	Chemed Corp.	737,071
53,371	UnitedHealth Group, Inc.	28,583,373

		29,320,444

Hotel & Resort REITs – 0.9%
223,568	Host Hotels & Resorts, Inc. REIT	3,460,833
430,648	Park Hotels & Resorts, Inc. REIT	4,965,371

		8,426,204

Hotels, Restaurants & Leisure – 4.3%
3,093	Chipotle Mexican Grill, Inc. *	6,007,224
22,388	Domino’s Pizza, Inc.	7,589,308
21,843	DraftKings, Inc., Class A *	603,304
228,695	Las Vegas Sands Corp.	10,853,865
15,956	Texas Roadhouse, Inc.	1,620,172
36,894	Wingstop, Inc.	6,743,116
109,628	Wynn Resorts Ltd.	9,623,146

		43,040,135

Household Durables – 0.3%
32,775	D.R. Horton, Inc.	3,421,710

Household Products – 1.1%
94,827	Kimberly-Clark Corp.	11,345,102

Insurance – 1.9%
23,420	Kinsale Capital Group, Inc.	7,820,172
72,628	Progressive Corp. (The)	11,481,761

		19,301,933

Interactive Media & Services – 10.3%
202,398	Alphabet, Inc., Class A *	25,113,544
369,228	Alphabet, Inc., Class C *	46,264,268
102,435	Meta Platforms, Inc., Class A *	30,860,593

		102,238,405

IT Services – 1.1%
390	Gartner, Inc. *	129,496
4,560	MongoDB, Inc. *	1,571,330
45,165	VeriSign, Inc. *	9,017,644

		10,718,470

Life Sciences Tools & Services – 2.3%
156,857	Bruker Corp.	8,940,849
13,633	Medpace Holdings, Inc. *	3,308,320
10,979	Mettler-Toledo International, Inc. *	10,816,511

		23,065,680

Media – 0.3%
40,123	Trade Desk, Inc. (The), Class A *	2,847,128

Oil, Gas & Consumable Fuels – 0.0%
13,420	Antero Resources Corp. *	395,085

Pharmaceuticals – 1.7%
21,689	Eli Lilly & Co.	12,014,188
32,939	Zoetis, Inc.	5,171,423

		17,185,611

Professional Services – 0.7%
5,326	Equifax, Inc.	903,130

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Professional Services – (continued)
23,450	Paycom Software, Inc.	$5,744,546

		6,647,676

Semiconductors & Semiconductor Equipment – 7.3%
90,179	Applied Materials, Inc.	11,935,191
9,479	Broadcom, Inc.	7,975,346
12,625	KLA Corp.	5,929,962
52,710	Microchip Technology, Inc.	3,757,696
100,873	NVIDIA Corp.	41,136,009
28,136	Teradyne, Inc.	2,342,885

		73,077,089

Software – 20.6%
40,227	Adobe, Inc. *	21,403,178
3,719	Autodesk, Inc. *	734,986
89,513	Confluent, Inc., Class A *	2,587,821
2,679	Crowdstrike Holdings, Inc., Class A *	473,567
379,758	Dropbox, Inc., Class A *	9,987,635
11,548	Fair Isaac Corp. *	9,768,107
204,477	Fortinet, Inc. *	11,689,950
11,623	HubSpot, Inc. *	4,925,479
32,975	Intuit, Inc.	16,320,976
371,343	Microsoft Corp.	125,554,782
2,113	Oracle Corp.	218,484
1,638	ServiceNow, Inc. *	953,070
3,342	Zscaler, Inc. *	530,342

		205,148,377

Specialty Retail – 2.5%
85,727	Burlington Stores, Inc. *	10,375,539
13,166	Home Depot, Inc. (The)	3,748,228
7,925	Murphy USA, Inc.	2,874,318
7,796	O’Reilly Automotive, Inc. *	7,253,710
4,309	TJX Cos., Inc. (The)	379,494

		24,631,289

Shares	Description	Value

Common Stocks – (continued)

Technology Hardware, Storage & Peripherals – 11.6%
641,149	Apple, Inc.	$109,489,015
183,720	Hewlett Packard Enterprise Co.	2,825,613
12,425	Super Micro Computer, Inc. *	2,975,415

		115,290,043

Textiles, Apparel & Luxury Goods – 1.0%
16,522	Deckers Outdoor Corp. *	9,864,625

Trading Companies & Distributors – 0.1%
9,651	Ferguson PLC	1,449,580

TOTAL COMMON STOCKS
(Cost $650,432,019)		949,025,339

Shares	Dividend Rate	Value

Investment Company – 0.7%(a)
Goldman Sachs Financial Square Government Fund - Institutional Shares
7,351,815	5.258%	7,351,815
(Cost $7,351,815)

TOTAL INVESTMENTS – 96.1%
(Cost $657,783,834)		$956,377,154

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.9%		38,777,447

NET ASSETS – 100.0%		$995,154,601

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

      FUTURES CONTRACTS — At October 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	183	12/15/23	$38,542,088	$ 207,196

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments October 31, 2023

Shares	Description	Value

Common Stocks – 90.8%

Aerospace & Defense – 2.5%
20,722	Boeing Co. (The) *	$3,871,284
12,095	Curtiss-Wright Corp.	2,404,607
1,369	Northrop Grumman Corp.	645,388
17,168	Textron, Inc.	1,304,768
7,342	Woodward, Inc.	915,547

		9,141,594

Air Freight & Logistics – 1.2%
16,175	FedEx Corp.	3,883,618
5,069	United Parcel Service, Inc., Class B	715,996

		4,599,614

Automobile Components – 1.1%
8,473	Aptiv PLC *	738,846
24,246	Lear Corp.	3,146,161

		3,885,007

Automobiles – 0.4%
52,230	General Motors Co.	1,472,886

Banks – 4.4%
268,349	Bank of America Corp.	7,068,313
10,943	BOK Financial Corp.	716,985
20,685	Commerce Bancshares, Inc.	907,244
13,448	Cullen/Frost Bankers, Inc.	1,223,634
31,073	JPMorgan Chase & Co.	4,321,011
3,886	M&T Bank Corp.	438,147
18,735	Prosperity Bancshares, Inc.	1,021,807
6,157	Wintrust Financial Corp.	459,866

		16,157,007

Beverages – 0.8%
10,766	Coca-Cola Co. (The)	608,171
42,619	Molson Coors Beverage Co., Class B	2,462,100

		3,070,271

Biotechnology – 2.8%
20,649	AbbVie, Inc.	2,915,226
15,782	BioMarin Pharmaceutical, Inc. *	1,285,444
28,263	Gilead Sciences, Inc.	2,219,776
42,142	Moderna, Inc. *	3,201,106
1,189	Sarepta Therapeutics, Inc. *	80,032
1,252	United Therapeutics Corp. *	279,021
914	Vertex Pharmaceuticals, Inc. *	330,968

		10,311,573

Broadline Retail – 0.5%
14,689	Amazon.com, Inc. *	1,954,959

Building Products – 1.2%
30,392	Johnson Controls International PLC	1,489,816
8,446	Lennox International, Inc.	3,129,581

		4,619,397

Capital Markets – 4.8%
54,728	Bank of New York Mellon Corp. (The)	2,325,940
21,572	CME Group, Inc.	4,604,759
19,621	Interactive Brokers Group, Inc., Class A	1,571,053
75,933	Nasdaq, Inc.	3,766,277

Shares	Description	Value

Common Stocks – (continued)

Capital Markets – (continued)
58,379	Northern Trust Corp.	$3,847,760
28,191	Stifel Financial Corp.	1,606,887

		17,722,676

Chemicals – 3.2%
24,767	Dow, Inc.	1,197,237
1,701	International Flavors & Fragrances, Inc.	116,263
17,971	Linde PLC	6,867,797
17,512	Mosaic Co. (The)	568,790
2,849	NewMarket Corp.	1,373,645
19,425	RPM International, Inc.	1,772,920

		11,896,652

Commercial Services & Supplies – 1.1%
26,285	Republic Services, Inc.	3,903,060

Communications Equipment – 1.1%
81,277	Cisco Systems, Inc.	4,236,970

Construction & Engineering – 0.2%
14,835	MasTec, Inc. *	881,792

Construction Materials – 2.0%
8,868	Martin Marietta Materials, Inc.	3,626,480
18,867	Vulcan Materials Co.	3,707,177

		7,333,657

Consumer Finance – 2.7%
57,440	Ally Financial, Inc.	1,389,474
44,222	Capital One Financial Corp.	4,479,246
30,962	OneMain Holdings, Inc.	1,112,465
26,286	SoFi Technologies, Inc. *	198,459
104,390	Synchrony Financial	2,928,139

		10,107,783

Consumer Staples Distribution & Retail – 0.9%
811	Costco Wholesale Corp.	448,029
40,476	Kroger Co. (The)	1,836,396
6,363	Walmart, Inc.	1,039,778

		3,324,203

Containers & Packaging – 0.2%
5,763	Packaging Corp. of America	882,027

Distributors – 0.9%
78,288	LKQ Corp.	3,438,409

Diversified Consumer Services – 0.2%
5,805	Grand Canyon Education, Inc. *	686,906
10,237	Mister Car Wash, Inc. *	53,232

		740,138

Electric Utilities – 2.1%
12,682	Edison International	799,727
36,562	Entergy Corp.	3,494,962
3,511	Evergy, Inc.	172,530
53,209	Xcel Energy, Inc.	3,153,697

		7,620,916

Electrical Equipment – 1.8%
29,003	AMETEK, Inc.	4,082,752

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – (continued)
57,553	nVent Electric PLC	$2,770,026

		6,852,778

Electronic Equipment, Instruments & Components – 0.6%
44,668	Avnet, Inc.	2,069,468

Energy Equipment & Services – 0.5%
33,603	Baker Hughes Co.	1,156,615
30,357	NOV, Inc.	605,926

		1,762,541

Entertainment – 0.2%
3,688	Electronic Arts, Inc.	456,537
1,066	Netflix, Inc. *	438,862

		895,399

Financial Services – 4.7%
45,414	Berkshire Hathaway, Inc., Class B *	15,501,161
7,752	Visa, Inc., Class A	1,822,495

		17,323,656

Food Products – 1.7%
19,923	Archer-Daniels-Midland Co.	1,425,889
63,589	General Mills, Inc.	4,148,546
13,279	Kraft Heinz Co. (The)	417,757
71	Seaboard Corp.	248,994

		6,241,186

Gas Utilities – 0.2%
15,372	National Fuel Gas Co.	783,203

Health Care Equipment & Supplies – 1.5%
34,532	Boston Scientific Corp. *	1,767,693
6,034	Envista Holdings Corp. *	140,411
16,283	Hologic, Inc. *	1,077,446
10,160	Stryker Corp.	2,745,436

		5,730,986

Health Care Providers & Services – 4.3%
55,137	Centene Corp. *	3,803,350
3,101	Cigna Group (The)	958,829
16,896	CVS Health Corp.	1,165,993
10,737	Elevance Health, Inc.	4,832,617
4,070	HCA Healthcare, Inc.	920,390
6,039	Tenet Healthcare Corp. *	324,294
293	UnitedHealth Group, Inc.	156,919
29,256	Universal Health Services, Inc., Class B	3,683,038

		15,845,430

Hotel & Resort REITs – 1.8%
233,654	Host Hotels & Resorts, Inc. REIT	3,616,964
268,054	Park Hotels & Resorts, Inc. REIT	3,090,663

		6,707,627

Hotels, Restaurants & Leisure – 2.6%
20,865	Boyd Gaming Corp.	1,152,791
175	Chipotle Mexican Grill, Inc. *	339,885
69,836	Las Vegas Sands Corp.	3,314,417
15,821	Marriott Vacations Worldwide Corp.	1,421,675
40,474	Wynn Resorts Ltd.	3,552,808

		9,781,576

Shares	Description	Value

Common Stocks – (continued)

Household Durables – 1.2%
40,088	D.R. Horton, Inc.	$4,185,187
3,387	PulteGroup, Inc.	249,249

		4,434,436

Household Products – 1.5%
29,285	Kimberly-Clark Corp.	3,503,658
13,975	Procter & Gamble Co. (The)	2,096,669

		5,600,327

Industrial REITs – 1.9%
58,429	First Industrial Realty Trust, Inc. REIT	2,471,547
43,718	Prologis, Inc. REIT	4,404,588
2,235	Rexford Industrial Realty, Inc. REIT	96,641

		6,972,776

Insurance – 3.9%
23,369	CNA Financial Corp.	944,108
2,763	Everest Group Ltd.	1,093,098
10,218	Globe Life, Inc.	1,188,967
3,921	Loews Corp.	250,983
24,359	Progressive Corp. (The)	3,850,914
23,638	Travelers Cos., Inc. (The)	3,957,947
47,820	W R Berkley Corp.	3,224,024

		14,510,041

Interactive Media & Services – 0.8%
24,248	Alphabet, Inc., Class A *	3,008,692

IT Services – 2.7%
42,522	International Business Machines Corp.	6,150,382
1,963	Okta, Inc. *	132,326
18,954	VeriSign, Inc. *	3,784,356

		10,067,064

Life Sciences Tools & Services – 0.3%
1,234	Mettler-Toledo International, Inc. *	1,215,737

Machinery – 1.4%
13,726	Otis Worldwide Corp.	1,059,785
47,604	PACCAR, Inc.	3,928,758
1,771	Westinghouse Air Brake Technologies Corp.	187,761

		5,176,304

Media – 1.8%
1,630	Cable One, Inc.	896,288
3,416	Liberty Broadband Corp., Class C *	284,587
143,014	News Corp., Class A	2,957,530
33,100	Omnicom Group, Inc.	2,479,521

		6,617,926

Metals & Mining – 0.6%
34,740	Freeport-McMoRan, Inc.	1,173,517
8,523	Steel Dynamics, Inc.	907,785
2,116	United States Steel Corp.	71,711

		2,153,013

Multi-Utilities – 0.1%
6,646	WEC Energy Group, Inc.	540,918

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Oil, Gas & Consumable Fuels – 5.4%
59,317	Antero Resources Corp. *	$1,746,293
13,267	Chevron Corp.	1,933,400
24,585	ConocoPhillips	2,920,698
30,325	Coterra Energy, Inc.	833,938
45,437	Exxon Mobil Corp.	4,809,506
21,451	Hess Corp.	3,097,524
56,249	Kinder Morgan, Inc.	911,234
29,662	Valero Energy Corp.	3,767,074

		20,019,667

Pharmaceuticals – 4.2%
87,395	Bristol-Myers Squibb Co.	4,503,464
137,031	Elanco Animal Health, Inc. *	1,207,243
23,708	Johnson & Johnson	3,516,845
19,062	Merck & Co., Inc.	1,957,668
63,414	Organon & Co.	937,893
126,645	Royalty Pharma PLC, Class A	3,402,951

		15,526,064

Professional Services – 0.2%
74,003	Dun & Bradstreet Holdings, Inc.	648,266

Retail REITs – 0.2%
20,626	NNN REIT, Inc. REIT	749,343

Semiconductors & Semiconductor Equipment – 1.1%
95,983	Intel Corp.	3,503,380
7,636	Micron Technology, Inc.	510,619

		4,013,999

Software – 4.1%
5,337	Adobe, Inc. *	2,839,604
51,352	Fortinet, Inc. *	2,935,794
6,267	Intuit, Inc.	3,101,852
9,349	Microsoft Corp.	3,160,990
30,194	Oracle Corp.	3,122,060

		15,160,300

Specialized REITs – 1.0%
17,323	SBA Communications Corp. REIT	3,614,097

Shares	Description	Value

Common Stocks – (continued)

Technology Hardware, Storage & Peripherals – 1.6%
3,186	Dell Technologies, Inc., Class C	$213,175
219,236	Hewlett Packard Enterprise Co.	3,371,850
87,652	HP, Inc.	2,307,877

		5,892,902

Textiles, Apparel & Luxury Goods – 0.3%
10,125	Ralph Lauren Corp.	1,139,366

Tobacco – 1.4%
59,397	Philip Morris International, Inc.	5,295,836

Trading Companies & Distributors – 0.9%
21,962	Ferguson PLC	3,298,692

TOTAL COMMON STOCKS (Cost $338,422,490)		336,950,207

Shares	Dividend Rate	Value

Investment Company – 0.9%(a)
Goldman Sachs Financial Square Government Fund - Institutional Shares
3,387,027	5.258%	3,387,027
(Cost $3,387,027)

TOTAL INVESTMENTS – 91.7% (Cost $341,809,517)		$340,337,234

OTHER ASSETS IN EXCESS OF LIABILITIES – 8.3%		30,745,622

NET ASSETS – 100.0%		$371,082,856

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

* Non-income producing security.
(a) Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	145	12/15/23	$30,538,813	$66,228

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments October 31, 2023

Shares	Description	Value

Common Stocks – 98.3%

Aerospace & Defense – 0.6%
11,056	AAR Corp. *	$656,284
12,370	National Presto Industries, Inc.	924,658
33,616	Triumph Group, Inc. *	250,775

		1,831,717

Air Freight & Logistics – 0.4%
18,259	Hub Group, Inc., Class A *	1,255,306

Automobile Components – 2.0%
59,915	Adient PLC *	2,018,536
181,745	American Axle & Manufacturing Holdings, Inc. *	1,226,779
1,039	Dorman Products, Inc. *	64,605
190,041	Goodyear Tire & Rubber Co. (The) *	2,261,488
12,534	Modine Manufacturing Co. *	495,093
731	Patrick Industries, Inc.	54,935
7,516	XPEL, Inc. *	347,991

		6,469,427

Banks – 8.4%
33,980	Amalgamated Financial Corp.	619,795
37,258	Ameris Bancorp	1,389,723
7,147	Axos Financial, Inc. *	257,506
15,464	BancFirst Corp.	1,254,285
38,218	Bancorp, Inc. (The) *	1,362,472
42,978	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	1,085,624
2,363	Banner Corp.	99,742
6,775	Capital City Bank Group, Inc.	193,562
27,712	Capitol Federal Financial, Inc.	144,102
45,796	Central Pacific Financial Corp.	722,661
6,122	Community Trust Bancorp, Inc.	229,942
77,640	CVB Financial Corp.	1,212,737
4,869	Enterprise Financial Services Corp.	169,295
2,139	Esquire Financial Holdings, Inc.	97,966
6,945	First Bancorp, Inc. (The)	162,721
84,067	First BanCorp. (Puerto Rico)	1,122,294
86,216	First Commonwealth Financial Corp.	1,050,111
28,780	First Financial Bankshares, Inc.	692,159
48,531	Glacier Bancorp, Inc.	1,465,151
30,022	Hancock Whitney Corp.	1,033,657
58,535	Hanmi Financial Corp.	859,294
5,619	Heartland Financial USA, Inc.	153,961
62,118	Heritage Financial Corp.	1,010,660
3,912	Home Bancorp, Inc.	134,064
2,460	HomeTrust Bancshares, Inc.	50,701
8,181	Independent Bank Corp.	163,211
30,352	International Bancshares Corp.	1,330,328
4,589	Macatawa Bank Corp.	41,898
6,385	Metrocity Bankshares, Inc.	127,955
32,867	National Bank Holdings Corp., Class A	1,024,793
9,806	Northeast Community Bancorp, Inc.	149,443
16,458	OFG Bancorp (Puerto Rico)	487,486
26,092	Old National Bancorp	357,460
5,211	Origin Bancorp, Inc.	154,194
23,963	Pathward Financial, Inc.	1,085,284
22,687	PCB Bancorp	348,926
78,437	Provident Financial Services, Inc.	1,102,040

Shares	Description	Value

Common Stocks – (continued)

Banks – (continued)
4,081	Renasant Corp.	$99,536
33,379	Southside Bancshares, Inc.	891,219
24,593	Texas Capital Bancshares, Inc. *	1,354,091
40,661	TrustCo Bank Corp.	1,038,075
21,940	UMB Financial Corp.	1,376,077
473	Westamerica BanCorp	22,345

		27,728,546

Beverages – 1.0%
2,266	Coca-Cola Consolidated, Inc.	1,442,105
150,123	Primo Water Corp.	1,960,606

		3,402,711

Biotechnology – 7.3%
18,301	ACADIA Pharmaceuticals, Inc. *	413,054
3,589	ACELYRIN, Inc. *	36,554
208,342	ADMA Biologics, Inc. *	704,196
20,933	Agenus, Inc. *	16,746
87,631	Alkermes PLC *	2,119,794
14,675	Allogene Therapeutics, Inc. *	41,384
38,738	Amicus Therapeutics, Inc. *	424,956
18,642	AnaptysBio, Inc. *	304,051
2,794	Apogee Therapeutics, Inc. *	48,001
5,731	Arcellx, Inc. *	202,018
8,019	Arcturus Therapeutics Holdings, Inc. *	153,163
23,482	Arcus Biosciences, Inc. *	368,902
201,641	Aurinia Pharmaceuticals, Inc. (Canada) *	1,480,045
3,221	BioCryst Pharmaceuticals, Inc. *	17,683
14,717	Biohaven Ltd. *	390,148
18,060	Bridgebio Pharma, Inc. *	470,282
36,772	CareDx, Inc. *	198,937
6,605	Catalyst Pharmaceuticals, Inc. *	81,968
120,651	Coherus Biosciences, Inc. *	404,181
15,747	Day One Biopharmaceuticals, Inc. *	186,287
66,354	Deciphera Pharmaceuticals, Inc. *	795,584
12,047	Denali Therapeutics, Inc. *	226,845
25,443	Design Therapeutics, Inc. *	51,904
24,600	Eagle Pharmaceuticals, Inc. *	337,758
66,764	Emergent BioSolutions, Inc. *	139,537
17,031	Enanta Pharmaceuticals, Inc. *	153,620
20,886	Erasca, Inc. *	48,247
45,602	Generation Bio Co. *	42,788
66,684	Halozyme Therapeutics, Inc. *	2,258,587
65,911	Iovance Biotherapeutics, Inc. *	251,780
37,160	iTeos Therapeutics, Inc. *	373,830
5,587	KalVista Pharmaceuticals, Inc. *	47,434
84,385	Kiniksa Pharmaceuticals Ltd., Class A *	1,286,871
43,533	Kodiak Sciences, Inc. *	63,123
3,165	Kymera Therapeutics, Inc. *	36,936
66,088	MacroGenics, Inc. *	344,979
262,633	MannKind Corp. *	1,126,696
4,924	MeiraGTx Holdings PLC *	22,256
20,336	Myriad Genetics, Inc. *	316,835
36,640	Novavax, Inc. *(a)	244,022
32,017	Nurix Therapeutics, Inc. *	178,975
7,353	Organogenesis Holdings, Inc. *	16,471

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Biotechnology – (continued)
90,020	PMV Pharmaceuticals, Inc. *	$135,930
83,968	Poseida Therapeutics, Inc. *	169,615
30,291	PTC Therapeutics, Inc. *	567,956
17,777	REVOLUTION Medicines, Inc. *	351,985
3,526	Rhythm Pharmaceuticals, Inc. *	81,486
30,309	Rigel Pharmaceuticals, Inc. *	24,468
12,105	Rocket Pharmaceuticals, Inc. *	219,100
23,656	SpringWorks Therapeutics, Inc. *	541,722
173,349	Sutro Biopharma, Inc. *	476,710
33,466	Travere Therapeutics, Inc. *	216,860
1,598	Twist Bioscience Corp. *	25,184
80,710	Vanda Pharmaceuticals, Inc. *	353,510
3,039	Vaxcyte, Inc. *	146,176
43,378	Veracyte, Inc. *	898,792
51,668	Vericel Corp. *	1,817,680
78,699	Viking Therapeutics, Inc. *	772,037
75,722	Y-mAbs Therapeutics, Inc. *	404,355

		23,630,994

Broadline Retail – 0.2%
987	Dillard’s, Inc., Class A	306,414
16,658	Savers Value Village, Inc. *(a)	249,370

		555,784

Building Products – 1.1%
41,651	AAON, Inc.	2,269,147
113,285	Masterbrand, Inc. *	1,258,596

		3,527,743

Capital Markets – 0.4%
6,586	Brightsphere Investment Group, Inc.	103,137
21,437	Moelis & Co., Class A	892,636
24,974	Open Lending Corp. *	149,594
890	StoneX Group, Inc. *	84,835

		1,230,202

Chemicals – 1.2%
22,892	Innospec, Inc.	2,243,416
21,332	Minerals Technologies, Inc.	1,153,208
18,393	Orion SA (Germany)	373,378

		3,770,002

Commercial Services & Supplies – 0.7%
5,877	CECO Environmental Corp. *	95,090
73,219	Ennis, Inc.	1,563,958
27,246	Healthcare Services Group, Inc.	258,837
9,826	Montrose Environmental Group, Inc. *	227,177

		2,145,062

Communications Equipment – 1.0%
67,655	NetScout Systems, Inc. *	1,476,909
234,066	Viavi Solutions, Inc. *	1,821,033

		3,297,942

Construction & Engineering – 3.5%
33,368	Arcosa, Inc.	2,304,728
18,068	Comfort Systems USA, Inc.	3,285,666
5,139	Dycom Industries, Inc. *	437,740
38,781	Fluor Corp. *	1,291,020
52,684	Great Lakes Dredge & Dock Corp. *	400,398

Shares	Description	Value

Common Stocks – (continued)

Construction & Engineering – (continued)
8,930	IES Holdings, Inc. *	$555,714
40,451	Primoris Services Corp.	1,215,957
27,212	Sterling Infrastructure, Inc. *	1,982,394

		11,473,617

Construction Materials – 0.8%
74,102	Summit Materials, Inc., Class A *	2,437,956

Consumer Finance – 0.2%
1,066	Nelnet, Inc., Class A	90,407
11,559	Regional Management Corp.	287,357
5,467	Upstart Holdings, Inc. *(a)	131,372

		509,136

Consumer Staples Distribution & Retail – 0.2%
7,386	Sprouts Farmers Market, Inc. *	310,360
4,396	Weis Markets, Inc.	286,179

		596,539

Distributors – 0.0%
1,361	Weyco Group, Inc.	39,360

Diversified Consumer Services – 2.5%
18,882	Adtalem Global Education, Inc. *	978,087
139,023	Coursera, Inc. *	2,410,659
17,184	Duolingo, Inc. *	2,509,723
13,774	Frontdoor, Inc. *	398,482
12,757	Laureate Education, Inc.	180,384
10,299	Perdoceo Education Corp.	186,309
19,300	Strategic Education, Inc.	1,588,583

		8,252,227

Diversified REITs – 0.2%
17,014	Alexander & Baldwin, Inc. REIT	268,821
22,853	American Assets Trust, Inc. REIT	405,641

		674,462

Diversified Telecommunication Services – 0.1%
3,000	Bandwidth, Inc., Class A *	31,830
6,496	Liberty Latin America Ltd., Class A
	(Puerto Rico) *	44,368
41,192	Liberty Latin America Ltd., Class C
	(Puerto Rico) *	282,165

		358,363

Electric Utilities – 0.1%
3,766	ALLETE, Inc.	201,632

Electrical Equipment – 3.0%
2,978	Allient, Inc.	82,193
21,314	Atkore, Inc. *	2,648,904
14,257	Encore Wire Corp.	2,549,579
3,270	Enovix Corp. *	29,136
168,247	FTC Solar, Inc. *(a)	180,024
29,673	NEXTracker, Inc., Class A *	1,031,433
23,097	Powell Industries, Inc.	1,770,385
53,708	Thermon Group Holdings, Inc. *	1,433,467

		9,725,121

Electronic Equipment, Instruments & Components – 2.2%
12,308	Badger Meter, Inc.	1,705,274
10,926	Belden, Inc.	774,653

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Electronic Equipment, Instruments & Components – (continued)
12,891	Benchmark Electronics, Inc.	$312,091
17,713	ePlus, Inc. *	1,107,063
7,020	Fabrinet (Thailand) *	1,088,100
1,006	Itron, Inc. *	57,624
5,188	PC Connection, Inc.	277,973
13,413	Sanmina Corp. *	682,319
30,335	TTM Technologies, Inc. *	348,549
25,275	Vishay Precision Group, Inc. *	756,228

		7,109,874

Energy Equipment & Services – 1.8%
65,269	Borr Drilling Ltd. (Mexico) *	400,099
19,097	ChampionX Corp.	588,188
19,029	Dril-Quip, Inc. *	412,168
12,686	Expro Group Holdings NV *	199,804
22,836	Helix Energy Solutions Group, Inc. *	223,793
9,362	Helmerich & Payne, Inc.	370,454
2,846	Kodiak Gas Services, Inc. *	48,923
15,582	Nabors Industries Ltd. *	1,521,426
52,816	Oil States International, Inc. *	383,444
71,187	ProFrac Holding Corp., Class A *	670,582
83,086	RPC, Inc.	691,276
5,728	Tidewater, Inc. *	391,509

		5,901,666

Entertainment – 0.4%
77,958	Cinemark Holdings, Inc. *	1,285,527

Financial Services – 2.8%
44,443	A-Mark Precious Metals, Inc.	1,203,516
96,874	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	2,187,415
32,696	Essent Group Ltd.	1,544,559
7,143	EVERTEC, Inc. (Puerto Rico)	227,005
26,925	I3 Verticals, Inc., Class A *	504,844
102,111	Marqeta, Inc., Class A *	527,914
4,959	Merchants Bancorp	148,225
31,656	NMI Holdings, Inc., Class A *	865,792
146,078	StoneCo Ltd., Class A (Brazil) *	1,448,363

		8,657,633

Food Products – 0.4%
31,760	B&G Foods, Inc.	256,303
11,582	John B. Sanfilippo & Son, Inc.	1,184,376

		1,440,679

Gas Utilities – 0.2%
14,996	Northwest Natural Holding Co.	550,503

Ground Transportation – 0.2%
32,247	Marten Transport Ltd.	566,902

Health Care Equipment & Supplies – 1.8%
42,478	Artivion, Inc. *	541,170
20,338	AtriCure, Inc. *	704,508
411	CONMED Corp.	40,056
53,287	Embecta Corp.	805,699
3,191	Inmode Ltd. *	60,948
4,787	iRadimed Corp.	195,022

Shares	Description	Value

Common Stocks – (continued)

Health Care Equipment & Supplies – (continued)
3,681	LeMaitre Vascular, Inc.	$178,823
7,723	Merit Medical Systems, Inc. *	530,879
29,330	Nano-X Imaging Ltd. (Israel) *(a)	148,117
6,004	Pulmonx Corp. *	52,775
10,465	Surmodics, Inc. *	308,299
2,689	UFP Technologies, Inc. *	419,269
7,123	Utah Medical Products, Inc.	566,421
80,424	Varex Imaging Corp. *	1,451,653

		6,003,639

Health Care Providers & Services – 4.0%
53,883	Agiliti, Inc. *	303,361
137,063	Alignment Healthcare, Inc. *	942,993
136,109	Brookdale Senior Living, Inc. *	532,186
12,714	Community Health Systems, Inc. *	27,208
35,665	HealthEquity, Inc. *	2,556,467
206,726	Hims & Hers Health, Inc. *	1,236,222
69,832	Joint Corp. (The) *	545,388
19,815	National HealthCare Corp.	1,334,738
4,140	Owens & Minor, Inc. *	59,326
42,652	Pediatrix Medical Group, Inc. *	488,792
92,173	Pennant Group, Inc. (The) *	1,001,921
14,452	PetIQ, Inc. *	271,264
44,521	Progyny, Inc. *	1,373,918
69,770	Select Medical Holdings Corp.	1,585,872
25,798	Surgery Partners, Inc. *	596,708

		12,856,364

Health Care Technology – 0.2%
3,317	Computer Programs and Systems, Inc. *	46,736
7,589	Health Catalyst, Inc. *	56,842
35,726	Phreesia, Inc. *	488,017

		591,595

Hotel & Resort REITs – 3.3%
182,012	Chatham Lodging Trust REIT	1,683,611
276,341	DiamondRock Hospitality Co. REIT	2,136,116
17,708	Pebblebrook Hotel Trust REIT	211,256
225,878	RLJ Lodging Trust REIT	2,123,253
30,468	Ryman Hospitality Properties, Inc. REIT	2,608,061
208,333	Service Properties Trust REIT	1,510,414
6,790	Xenia Hotels & Resorts, Inc. REIT	78,968

		10,351,679

Hotels, Restaurants & Leisure – 2.8%
79,542	Bloomin’ Brands, Inc.	1,856,510
10,262	Cheesecake Factory, Inc. (The)	318,840
35,168	Chuy’s Holdings, Inc. *	1,183,755
371	Dine Brands Global, Inc.	18,287
52,657	Everi Holdings, Inc. *	568,169
23,370	Jack in the Box, Inc.	1,476,517
5,559	Monarch Casino & Resort, Inc.	334,596
25,580	PlayAGS, Inc. *	182,641
71,225	Portillo’s, Inc., Class A *	1,064,814
8,585	Shake Shack, Inc., Class A *	481,103
81,356	Six Flags Entertainment Corp. *	1,618,985

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Hotels, Restaurants & Leisure – (continued)
4,167	Xponential Fitness, Inc., Class A *	$59,463

		9,163,680

Household Durables – 1.7%
27,613	Beazer Homes USA, Inc. *	667,959
5,023	Dream Finders Homes, Inc., Class A *	98,903
21,206	Green Brick Partners, Inc. *	820,672
1,898	Hovnanian Enterprises, Inc., Class A *	131,873
13,143	LGI Homes, Inc. *	1,242,145
29,189	M/I Homes, Inc. *	2,395,541
15,310	Traeger, Inc. *	40,265

		5,397,358

Household Products – 0.1%
1,984	WD-40 Co.	419,418

Industrial REITs – 1.1%
242,814	LXP Industrial Trust REIT	1,920,659
30,974	Terreno Realty Corp. REIT	1,650,295

		3,570,954

Insurance – 2.9%
30,930	Ambac Financial Group, Inc. *	375,181
4,613	AMERISAFE, Inc.	235,125
6,439	BRP Group, Inc., Class A *	134,768
70,326	CNO Financial Group, Inc.	1,630,157
57,445	Employers Holdings, Inc.	2,182,910
132,363	Genworth Financial, Inc., Class A *	792,854
22,415	Goosehead Insurance, Inc., Class A *	1,454,061
64,329	James River Group Holdings Ltd.	884,524
21,998	Palomar Holdings, Inc. *	1,101,660
48,749	Universal Insurance Holdings, Inc.	763,409

		9,554,649

Interactive Media & Services – 1.6%
138,914	Bumble, Inc., Class A *	1,867,004
23,543	Cargurus, Inc. *	405,646
40,305	Cars.com, Inc. *	613,845
40,191	DHI Group, Inc. *	110,124
97,365	Eventbrite, Inc., Class A *	806,182
32,238	fuboTV, Inc. *	78,016
7,498	Grindr, Inc. (Singapore) *(a)	44,613
315,008	Vimeo, Inc. *	970,225
30,748	ZipRecruiter, Inc., Class A *	327,466

		5,223,121

IT Services – 0.7%
85,141	Fastly, Inc., Class A *	1,249,018
5,026	Perficient, Inc. *	292,463
18,703	Rackspace Technology, Inc. *	22,818
51,731	Thoughtworks Holding, Inc. *	175,368
293,357	Unisys Corp. *	815,532

		2,555,199

Leisure Products – 0.5%
21,786	Malibu Boats, Inc., Class A *	950,305
37,792	MasterCraft Boat Holdings, Inc. *	772,469

		1,722,774

Shares	Description	Value

Common Stocks – (continued)

Life Sciences Tools & Services – 0.6%
86,055	Adaptive Biotechnologies Corp. *	$382,084
12,962	Mesa Laboratories, Inc.	1,216,225
116,639	NanoString Technologies, Inc. *(a)	160,962

		1,759,271

Machinery – 3.2%
5,558	Blue Bird Corp. *	101,211
6,937	Chart Industries, Inc. *	806,287
22,070	Douglas Dynamics, Inc.	535,860
29,583	Franklin Electric Co., Inc.	2,565,438
8,620	Gorman-Rupp Co. (The)	254,721
13,865	Greenbrier Cos., Inc. (The)	479,590
32,008	Mueller Industries, Inc.	1,207,022
922	Omega Flex, Inc.	67,371
3,116	Standex International Corp.	447,364
8,669	Terex Corp.	397,040
39,587	Trinity Industries, Inc.	824,597
60,988	Wabash National Corp.	1,261,842
8,476	Watts Water Technologies, Inc., Class A	1,466,433

		10,414,776

Marine Transportation – 0.1%
18,094	Costamare, Inc. (Monaco)	163,389

Media – 0.3%
648	Daily Journal Corp. *	188,496
52,360	Thryv Holdings, Inc. *	912,635

		1,101,131

Metals & Mining – 2.1%
1,876	Alpha Metallurgical Resources, Inc.	412,645
44,230	ATI, Inc. *	1,670,567
39,141	Carpenter Technology Corp.	2,454,924
106,367	Coeur Mining, Inc. *	266,981
1,400	Commercial Metals Co.	59,206
22,834	Haynes International, Inc.	982,433
8,181	Olympic Steel, Inc.	415,349
12,703	Ryerson Holding Corp.	369,022
16,950	SunCoke Energy, Inc.	161,195

		6,792,322

Mortgage Real Estate Investment Trusts (REITs) – 1.5%
94,157	Arbor Realty Trust, Inc. REIT	1,187,320
66,402	ARMOUR Residential REIT, Inc. REIT	967,477
59,567	BrightSpire Capital, Inc. REIT	337,149
74,407	Invesco Mortgage Capital, Inc. REIT	508,200
54,034	Ladder Capital Corp. REIT	546,283
108,257	Two Harbors Investment Corp. REIT	1,256,864

		4,803,293

Multi-Utilities – 0.6%
43,153	Black Hills Corp.	2,086,448

Office REITs – 0.6%
111,680	Equity Commonwealth REIT	2,115,219

Oil, Gas & Consumable Fuels – 5.3%
6,168	CONSOL Energy, Inc.	566,777
6,603	CVR Energy, Inc.	216,248
145,922	DHT Holdings, Inc.	1,622,653

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Oil, Gas & Consumable Fuels – (continued)
7,085	Excelerate Energy, Inc., Class A	$100,749
42,630	Golar LNG Ltd. (Cameroon)	956,191
11,040	International Seaways, Inc.	530,914
187,533	Kosmos Energy Ltd. (Ghana) *	1,357,739
24,397	Magnolia Oil & Gas Corp., Class A	547,713
474,652	Nordic American Tankers Ltd.	2,178,653
14,572	PBF Energy, Inc., Class A	692,607
24,070	Peabody Energy Corp.	567,811
89,342	Permian Resources Corp.	1,301,713
42,488	Scorpio Tankers, Inc. (Monaco)	2,385,701
3,208	SilverBow Resources, Inc. *	109,393
4,503	SM Energy Co.	181,561
156,053	Teekay Corp. (Bermuda) *	1,097,052
46,852	Teekay Tankers Ltd., Class A (Canada)	2,328,544
23,101	Vitesse Energy, Inc.	547,263

		17,289,282

Personal Care Products – 0.5%
6,696	Edgewell Personal Care Co.	233,690
69,114	Herbalife Ltd. *	984,875
2,072	Inter Parfums, Inc.	263,372

		1,481,937

Pharmaceuticals – 1.7%
112,840	Amneal Pharmaceuticals, Inc. *	436,691
21,054	Amphastar Pharmaceuticals, Inc. *	953,114
6,065	Arvinas, Inc. *	97,768
67,305	Assertio Holdings, Inc. *	144,706
10,695	Collegium Pharmaceutical, Inc. *	232,723
16,008	Intra-Cellular Therapies, Inc. *	796,558
53,388	Phibro Animal Health Corp., Class A	582,997
40,655	Prestige Consumer Healthcare, Inc. *	2,413,281

		5,657,838

Professional Services – 3.5%
191,383	Alight, Inc., Class A *	1,270,783
40,432	CBIZ, Inc. *	2,100,847
87,333	ExlService Holdings, Inc. *	2,280,265
32,523	Exponent, Inc.	2,383,611
12,749	Franklin Covey Co. *	502,438
2,398	Huron Consulting Group, Inc. *	238,265
17,627	IBEX Holdings Ltd. *	287,673
35,131	Parsons Corp. *	1,986,658
27,159	Upwork, Inc. *	283,811

		11,334,351

Real Estate Management & Development – 0.5%
9,997	Anywhere Real Estate, Inc. *	46,686
47,946	Compass, Inc., Class A *	94,933
39,995	Douglas Elliman, Inc.	70,791
33,422	Forestar Group, Inc. *	793,772
6,260	Newmark Group, Inc., Class A	35,494
103,410	Redfin Corp. *	481,891

		1,523,567

Residential REITs – 1.2%
4,320	Centerspace REIT	209,866

Shares	Description	Value

Common Stocks – (continued)

Residential REITs – (continued)
161,106	Independence Realty Trust, Inc. REIT	$1,996,103
55,988	NexPoint Residential Trust, Inc. REIT	1,511,116

		3,717,085

Retail REITs – 0.3%
555	Alexander’s, Inc. REIT	104,334
17,484	Macerich Co. (The) REIT	169,945
47,999	NETSTREIT Corp. REIT	683,986
8,318	Tanger Factory Outlet Centers, Inc. REIT	187,571

		1,145,836

Semiconductors & Semiconductor Equipment – 1.9%
4,619	Amkor Technology, Inc.	96,352
14,409	Axcelis Technologies, Inc. *	1,837,148
17,936	Cohu, Inc. *	540,591
3,502	Credo Technology Group Holding Ltd. *	49,798
6,105	Diodes, Inc. *	397,313
31,486	FormFactor, Inc. *	1,066,746
36,951	Ichor Holdings Ltd. *	896,431
1,302	Onto Innovation, Inc. *	146,306
13,974	PDF Solutions, Inc. *	370,730
12,420	Rambus, Inc. *	674,779
1,621	SiTime Corp. *	161,776

		6,237,970

Software – 4.9%
14,783	A10 Networks, Inc.	160,691
4,891	ACI Worldwide, Inc. *	99,630
21,174	Alarm.com Holdings, Inc. *	1,082,627
14,557	Amplitude, Inc., Class A *	144,988
25,739	Asana, Inc., Class A *	475,399
21,119	Braze, Inc., Class A *	899,247
2,731	C3.ai, Inc., Class A *(a)	66,636
214,807	Cleanspark, Inc. *	880,709
110,850	Clear Secure, Inc., Class A	1,864,497
1,595	CommVault Systems, Inc. *	104,233
16,784	Ebix, Inc. (a)	102,215
16,759	Everbridge, Inc. *	345,403
60,669	Instructure Holdings, Inc. *	1,494,277
7,992	Intapp, Inc. *	273,326
1,746	LiveRamp Holdings, Inc. *	48,294
8,209	Marathon Digital Holdings, Inc. *	72,321
2,133	MicroStrategy, Inc., Class A *	903,091
13,806	Q2 Holdings, Inc. *	414,594
5,594	Red Violet, Inc. *	110,705
7,795	Riot Platforms, Inc. *	76,235
32,617	Sapiens International Corp. NV (Israel)	831,734
48,623	SolarWinds Corp. *	447,818
10,650	SPS Commerce, Inc. *	1,707,621
48,633	Tenable Holdings, Inc. *	2,047,936
28,161	Varonis Systems, Inc. *	947,336
3,329	Verint Systems, Inc. *	62,618
11,184	Weave Communications, Inc. *	80,077
46,060	Yext, Inc. *	277,742

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Software – (continued)
6,611	Zuora, Inc., Class A *	$48,988

		16,070,988

Specialized REITs – 0.2%
20,647	Four Corners Property Trust, Inc. REIT	439,781
87,610	Uniti Group, Inc. REIT	403,006

		842,787

Specialty Retail – 1.4%
27,131	Academy Sports & Outdoors, Inc.	1,216,554
83,237	CarParts.com, Inc. *	235,561
9,652	Carvana Co. *	260,604
3,589	Cato Corp. (The), Class A	25,590
1,792	Children’s Place, Inc. (The) *	49,047
1,118	Group 1 Automotive, Inc.	282,105
14,984	Monro, Inc.	371,903
102,893	Sally Beauty Holdings, Inc. *	874,591
17,655	Sleep Number Corp. *	287,247
21,720	Urban Outfitters, Inc. *	751,946
5,517	Zumiez, Inc. *	90,644

		4,445,792

Technology Hardware, Storage & Peripherals – 1.6%
49,106	Eastman Kodak Co. *	182,674
14,324	Super Micro Computer, Inc. *	3,430,168
129,209	Xerox Holdings Corp.	1,659,044

		5,271,886

Textiles, Apparel & Luxury Goods – 1.0%
25,817	G-III Apparel Group Ltd. *	659,624
10,724	Kontoor Brands, Inc.	498,130
20,827	Oxford Industries, Inc.	1,757,799
23,785	Wolverine World Wide, Inc.	191,469

		3,107,022

Trading Companies & Distributors – 1.7%
5,177	Applied Industrial Technologies, Inc.	794,722
7,085	H&E Equipment Services, Inc.	288,501
1,861	Herc Holdings, Inc.	198,736
92,571	MRC Global, Inc. *	972,921

Shares	Description	Value

Common Stocks – (continued)

Trading Companies & Distributors – (continued)
96,952	NOW, Inc. *	$1,068,411
58,558	Rush Enterprises, Inc., Class A	2,083,494

		5,406,785

TOTAL COMMON STOCKS (Cost $332,157,573)		318,806,038

Shares	Dividend Rate	Value

Investment Company – 0.2%(b)
Goldman Sachs Financial Square Government Fund - Institutional Shares
521,166	5.258%	521,166
(Cost $521,166)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $332,678,739)		319,327,204

Securities Lending Reinvestment Vehicle – 0.4%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,274,479	5.258%	1,274,479
(Cost $1,274,479)

TOTAL INVESTMENTS – 98.9% (Cost $333,953,218)		$320,601,683

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		3,523,632

NET ASSETS – 100.0%		$324,125,315

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments October 31, 2023

Shares	Description	Value

Common Stocks – 99.5%

Automobile Components – 1.1%
5,611	Adient PLC *	$189,035
5,726	Dorman Products, Inc. *	356,043
7,789	Goodyear Tire & Rubber Co. (The) *	92,689
13,320	Luminar Technologies, Inc. *(a)	42,224
3,353	Modine Manufacturing Co. *	132,443
3,343	XPEL, Inc. *	154,781

		967,215

Automobiles – 0.0%
9,181	Fisker, Inc. *(a)	41,314

Banks – 1.5%
1,187	BancFirst Corp.	96,278
12,193	Bancorp, Inc. (The) *	434,680
22,528	First Financial Bankshares, Inc.	541,798
1,393	Hanmi Financial Corp.	20,449
1,409	International Bancshares Corp.	61,757
811	Pathward Financial, Inc.	36,730
2,742	Stock Yards Bancorp, Inc.	107,240

		1,298,932

Beverages – 1.0%
949	Coca-Cola Consolidated, Inc.	603,953
1,048	National Beverage Corp. *	48,606
19,788	Primo Water Corp.	258,432

		910,991

Biotechnology – 9.6%
1,199	89bio, Inc. *	8,873
13,783	ACADIA Pharmaceuticals, Inc. *	311,082
45,571	ADMA Biologics, Inc. *	154,030
34,759	Alkermes PLC *	840,820
43,315	Amicus Therapeutics, Inc. *	475,166
7,112	AnaptysBio, Inc. *	115,997
830	Apogee Therapeutics, Inc. *	14,259
8,050	Arcellx, Inc. *	283,762
3,886	Arcus Biosciences, Inc. *	61,049
76,282	Aurinia Pharmaceuticals, Inc. (Canada) *	559,910
12,733	BioCryst Pharmaceuticals, Inc. *	69,904
1,680	Blueprint Medicines Corp. *	98,885
6,950	Bridgebio Pharma, Inc. *	180,978
11,068	Catalyst Pharmaceuticals, Inc. *	137,354
49,226	Coherus Biosciences, Inc. *	164,907
12,412	Day One Biopharmaceuticals, Inc. *	146,834
11,672	Deciphera Pharmaceuticals, Inc. *	139,947
8,407	Denali Therapeutics, Inc. *	158,304
8,982	Eagle Pharmaceuticals, Inc. *	123,323
25,759	Halozyme Therapeutics, Inc. *	872,457
9,613	Insmed, Inc. *	240,902
8,207	Kiniksa Pharmaceuticals Ltd., Class A *	125,157
3,762	Kymera Therapeutics, Inc. *	43,903
5,961	MacroGenics, Inc. *	31,116
115,014	MannKind Corp. *	493,410
7,874	Merrimack Pharmaceuticals, Inc. *	96,299
14,178	Novavax, Inc. *(a)	94,425
11,610	Precigen, Inc. *	13,119
3,586	PTC Therapeutics, Inc. *	67,237
4,253	RAPT Therapeutics, Inc. *	55,927

Shares	Description	Value

Common Stocks – (continued)

Biotechnology – (continued)
10,977	REVOLUTION Medicines, Inc. *	$217,345
2,255	Rhythm Pharmaceuticals, Inc. *	52,113
71,962	Rigel Pharmaceuticals, Inc. *	58,095
7,727	Rocket Pharmaceuticals, Inc. *	139,859
7,731	Sage Therapeutics, Inc. *	144,802
10,235	SpringWorks Therapeutics, Inc. *	234,381
8,488	Sutro Biopharma, Inc. *	23,342
15,456	Travere Therapeutics, Inc. *	100,155
5,392	Vaxcyte, Inc. *	259,355
19,981	Vericel Corp. *	702,932
28,989	Viking Therapeutics, Inc. *	284,382
21,844	Y-mAbs Therapeutics, Inc. *	116,647

		8,512,744

Broadline Retail – 0.2%
458	Dillard’s, Inc., Class A	142,186

Building Products – 1.8%
14,947	AAON, Inc.	814,313
4,203	CSW Industrials, Inc.	745,024
368	Simpson Manufacturing Co., Inc.	49,010

		1,608,347

Capital Markets – 0.6%
3,287	AssetMark Financial Holdings, Inc. *	78,592
2,188	Moelis & Co., Class A	91,108
9,242	Open Lending Corp. *	55,360
5,101	P10, Inc., Class A	48,051
1,568	Piper Sandler Cos.	219,285

		492,396

Chemicals – 1.5%
2,395	Hawkins, Inc.	137,545
7,144	Innospec, Inc.	700,112
2,425	Livent Corp. *	35,380
13,833	Orion SA (Germany)	280,810
1,015	Quaker Chemical Corp.	145,876

		1,299,723

Commercial Services & Supplies – 0.4%
13,629	Healthcare Services Group, Inc.	129,475
9,137	Montrose Environmental Group, Inc. *	211,247
2,424	Pitney Bowes, Inc.	7,830

		348,552

Communications Equipment – 0.9%
1,732	Cambium Networks Corp. *	8,625
986	Clearfield, Inc. *	23,684
13,000	Harmonic, Inc. *	140,270
78,316	Viavi Solutions, Inc. *	609,299

		781,878

Construction & Engineering – 3.9%
5,315	Comfort Systems USA, Inc.	966,533
4,347	Dycom Industries, Inc. *	370,277
21,283	Fluor Corp. *	708,511
8,317	IES Holdings, Inc. *	517,567
1,618	MYR Group, Inc. *	187,413

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Construction & Engineering – (continued)
9,382	Sterling Infrastructure, Inc. *	$683,479

		3,433,780

Construction Materials – 0.8%
8,530	Summit Materials, Inc., Class A *	280,637
2,061	United States Lime & Minerals, Inc.	408,057

		688,694

Consumer Finance – 0.2%
798	FirstCash Holdings, Inc.	86,918
4,659	Upstart Holdings, Inc. *(a)	111,956

		198,874

Consumer Staples Distribution & Retail – 0.6%
6,528	Natural Grocers by Vitamin Cottage, Inc.	82,057
10,082	Sprouts Farmers Market, Inc. *	423,646

		505,703

Diversified Consumer Services – 2.9%
44,189	Coursera, Inc. *	766,237
6,041	Duolingo, Inc. *	882,288
12,298	Frontdoor, Inc. *	355,781
26,340	Laureate Education, Inc.	372,448
875	Strategic Education, Inc.	72,021
1,553	Stride, Inc. *	85,384

		2,534,159

Electrical Equipment – 2.8%
7,740	Allient, Inc.	213,624
4,988	Array Technologies, Inc. *	86,442
7,652	Atkore, Inc. *	950,991
1,225	Encore Wire Corp.	219,067
7,812	Enovix Corp. *(a)	69,605
51,867	FTC Solar, Inc. *(a)	55,498
11,070	NEXTracker, Inc., Class A *	384,793
3,936	Powell Industries, Inc.	301,694
6,457	Shoals Technologies Group, Inc., Class A *	99,179
3,787	Thermon Group Holdings, Inc. *	101,075
299	Vicor Corp. *	11,583

		2,493,551

Electronic Equipment, Instruments & Components – 2.1%
5,850	Badger Meter, Inc.	810,518
4,341	Belden, Inc.	307,777
301	CTS Corp.	11,260
4,724	Fabrinet (Thailand) *	732,220

		1,861,775

Energy Equipment & Services – 1.8%
31,208	Borr Drilling Ltd. (Mexico) *	191,305
2,389	Cactus, Inc., Class A	112,139
14,479	ChampionX Corp.	445,953
4,545	Nabors Industries Ltd. *	443,774
4,302	Tidewater, Inc. *	294,042
886	Weatherford International PLC *	82,478

		1,569,691

Entertainment – 0.5%
26,394	Cinemark Holdings, Inc. *	435,237

Shares	Description	Value

Common Stocks – (continued)

Entertainment – (continued)
1,128	Madison Square Garden Entertainment Corp. *	$34,381

		469,618

Financial Services – 1.4%
15,841	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	357,690
1,533	EVERTEC, Inc. (Puerto Rico)	48,719
12,822	I3 Verticals, Inc., Class A *	240,413
935	International Money Express, Inc. *	14,923
802	Remitly Global, Inc. *	21,598
52,461	StoneCo Ltd., Class A (Brazil) *	520,151

		1,203,494

Food Products – 0.9%
3,694	B&G Foods, Inc.	29,811
1,732	J & J Snack Foods Corp.	271,248
4,480	John B. Sanfilippo & Son, Inc.	458,125

		759,184

Ground Transportation – 0.5%
24,250	Marten Transport Ltd.	426,315
3,268	PAM Transportation Services, Inc. *	56,438

		482,753

Health Care Equipment & Supplies – 3.8%
6,580	AtriCure, Inc. *	227,931
4,241	CONMED Corp.	413,328
2,219	Embecta Corp.	33,551
1,235	Haemonetics Corp. *	105,259
8,992	Inmode Ltd. *	171,747
6,627	iRadimed Corp.	269,984
3,499	LeMaitre Vascular, Inc.	169,981
10,935	Merit Medical Systems, Inc. *	751,672
2,537	Omnicell, Inc. *	90,165
6,965	Pulmonx Corp. *	61,222
6,295	Surmodics, Inc. *	185,451
2,688	UFP Technologies, Inc. *	419,113
4,507	Utah Medical Products, Inc.	358,397
5,054	Zynex, Inc. *(a)	44,880

		3,302,681

Health Care Providers & Services – 5.7%
34,098	Agiliti, Inc. *	191,972
46,731	Alignment Healthcare, Inc. *	321,509
4,532	AMN Healthcare Services, Inc. *	343,798
533	CorVel Corp. *	103,370
3,173	Guardant Health, Inc. *	82,117
15,181	HealthEquity, Inc. *	1,088,174
76,906	Hims & Hers Health, Inc. *	459,898
21,616	Joint Corp. (The) *	168,821
12,946	Option Care Health, Inc. *	358,993
28,182	Pennant Group, Inc. (The) *	306,338
7,633	PetIQ, Inc. *	143,271
17,379	Progyny, Inc. *	536,316
27,128	Select Medical Holdings Corp.	616,619
13,807	Surgery Partners, Inc. *	319,356
4,229	Viemed Healthcare, Inc. *	26,685

		5,067,237

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Health Care Technology – 0.2%
2,009	Health Catalyst, Inc. *	$15,048
12,799	Phreesia, Inc. *	174,834

		189,882

Hotel & Resort REITs – 2.4%
40,807	Chatham Lodging Trust REIT	377,465
20,673	DiamondRock Hospitality Co. REIT	159,802
51,203	RLJ Lodging Trust REIT	481,308
11,409	Ryman Hospitality Properties, Inc. REIT	976,610
21,946	Service Properties Trust REIT	159,109

		2,154,294

Hotels, Restaurants & Leisure – 4.6%
28,926	Bloomin’ Brands, Inc.	675,133
14,446	Cheesecake Factory, Inc. (The)	448,837
15,149	Chuy’s Holdings, Inc. *	509,915
22,930	Everi Holdings, Inc. *	247,415
1,259	International Game Technology PLC	32,004
8,849	Jack in the Box, Inc.	559,080
5,769	Monarch Casino & Resort, Inc.	347,236
14,875	ONE Group Hospitality, Inc. (The) *	65,599
7,440	PlayAGS, Inc. *	53,122
31,743	Portillo’s, Inc., Class A *	474,558
4,004	Shake Shack, Inc., Class A *	224,384
17,844	Six Flags Entertainment Corp. *	355,095
2,748	Xponential Fitness, Inc., Class A *	39,214

		4,031,592

Household Durables – 0.8%
1,137	Installed Building Products, Inc.	126,969
881	iRobot Corp. *	29,011
6,377	M/I Homes, Inc. *	523,361

		679,341

Household Products – 0.1%
428	WD-40 Co.	90,479

Insurance – 1.5%
12,032	BRP Group, Inc., Class A *	251,830
2,778	Crawford & Co., Class A	25,419
8,372	Goosehead Insurance, Inc., Class A *	543,091
604	HCI Group, Inc.	35,618
13,880	James River Group Holdings Ltd.	190,850
5,198	Palomar Holdings, Inc. *	260,316

		1,307,124

Interactive Media & Services – 2.2%
32,918	Bumble, Inc., Class A *	442,418
13,508	Cargurus, Inc. *	232,743
23,010	Cars.com, Inc. *	350,442
39,380	Eventbrite, Inc., Class A *	326,066
11,459	Grindr, Inc. (Singapore) *(a)	68,181
85,037	Vimeo, Inc. *	261,914
23,846	ZipRecruiter, Inc., Class A *	253,960

		1,935,724

IT Services – 1.0%
25,020	Fastly, Inc., Class A *	367,043
3,904	Information Services Group, Inc.	15,850

Shares	Description	Value

Common Stocks – (continued)

IT Services – (continued)
7,297	Perficient, Inc. *	$424,612
35,637	Thoughtworks Holding, Inc. *	120,809
11,123	Unisys Corp. *	30,922

		959,236

Leisure Products – 0.8%
3,860	Acushnet Holdings Corp.	196,706
5,258	Malibu Boats, Inc., Class A *	229,354
11,799	MasterCraft Boat Holdings, Inc. *	241,171

		667,231

Life Sciences Tools & Services – 0.6%
18,829	Adaptive Biotechnologies Corp. *	83,601
4,922	Mesa Laboratories, Inc.	461,831
32,227	NanoString Technologies, Inc. *(a)	44,473

		589,905

Machinery – 4.5%
4,786	Chart Industries, Inc. *	556,277
19,603	Douglas Dynamics, Inc.	475,961
4,360	Federal Signal Corp.	253,054
9,977	Franklin Electric Co., Inc.	865,206
298	John Bean Technologies Corp.	30,998
1,749	Omega Flex, Inc.	127,799
5,118	Shyft Group, Inc. (The)	56,196
3,472	Standex International Corp.	498,475
4,196	Terex Corp.	192,177
962	Trinity Industries, Inc.	20,039
26,331	Wabash National Corp.	544,788
2,134	Watts Water Technologies, Inc., Class A	369,203

		3,990,173

Media – 0.0%
137	Daily Journal Corp. *	39,852

Metals & Mining – 1.2%
20,949	ATI, Inc. *	791,244
2,653	Carpenter Technology Corp.	166,396
1,431	Haynes International, Inc.	61,569

		1,019,209

Mortgage Real Estate Investment Trusts (REITs) – 0.0%
3,880	Two Harbors Investment Corp. REIT	45,047

Oil, Gas & Consumable Fuels – 2.4%
1,627	CVR Energy, Inc.	53,284
6,274	Energy Fuels, Inc. *	50,255
4,152	Excelerate Energy, Inc., Class A	59,042
67,031	Kosmos Energy Ltd. (Ghana) *	485,305
16,767	Magnolia Oil & Gas Corp., Class A	376,419
83,609	Nordic American Tankers Ltd.	383,765
1,161	Permian Resources Corp.	16,916
3,800	Scorpio Tankers, Inc. (Monaco)	213,370
9,472	Teekay Tankers Ltd., Class A (Canada)	470,758
4,355	W&T Offshore, Inc. *	18,073

		2,127,187

Personal Care Products – 0.7%
1,294	elf Beauty, Inc. *	119,863
8,103	Herbalife Ltd. *	115,468

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Personal Care Products – (continued)
3,321	Inter Parfums, Inc.	$422,132

		657,463

Pharmaceuticals – 2.1%
27,360	Amneal Pharmaceuticals, Inc. *	105,883
11,815	Amphastar Pharmaceuticals, Inc. *	534,865
5,091	Arvinas, Inc. *	82,067
686	Axsome Therapeutics, Inc. *	42,724
1,291	Cassava Sciences, Inc. *	26,014
14,981	Collegium Pharmaceutical, Inc. *	325,987
12,656	Intra-Cellular Therapies, Inc. *	629,762
7,708	Phibro Animal Health Corp., Class A	84,171
455	Prestige Consumer Healthcare, Inc. *	27,009

		1,858,482

Professional Services – 4.3%
15,421	CBIZ, Inc. *	801,275
32,575	ExlService Holdings, Inc. *	850,533
8,781	Exponent, Inc.	643,560
4,243	Franklin Covey Co. *	167,217
4,062	Huron Consulting Group, Inc. *	403,600
3,448	IBEX Holdings Ltd. *	56,271
574	Insperity, Inc.	60,752
1,547	Legalzoom.com, Inc. *	15,424
9,406	Parsons Corp. *	531,909
1,058	TTEC Holdings, Inc.	21,774
18,966	Upwork, Inc. *	198,195

		3,750,510

Real Estate Management & Development – 0.4%
34,901	Redfin Corp. *	162,638
4,262	St Joe Co. (The)	198,780

		361,418

Residential REITs – 0.5%
15,790	NexPoint Residential Trust, Inc. REIT	426,172

Retail REITs – 0.5%
2,157	Alexander’s, Inc. REIT	405,494
2,230	Tanger Factory Outlet Centers, Inc. REIT	50,287

		455,781

Semiconductors & Semiconductor Equipment – 4.0%
6,350	Axcelis Technologies, Inc. *	809,625
11,448	Credo Technology Group Holding Ltd. *	162,791
2,003	Diodes, Inc. *	130,355
20,454	FormFactor, Inc. *	692,982
601	Ichor Holdings Ltd. *	14,580
3,095	inTEST Corp. *	40,018
2,033	MACOM Technology Solutions Holdings, Inc. *	143,408
177	NVE Corp.	12,036
2,085	Onto Innovation, Inc. *	234,291
14,660	PDF Solutions, Inc. *	388,930
13,544	Rambus, Inc. *	735,846

Shares	Description	Value

Common Stocks – (continued)

Semiconductors & Semiconductor Equipment – (continued)
1,635	SiTime Corp. *	$163,173

		3,528,035

Software – 11.4%
14,747	A10 Networks, Inc.	160,300
10,308	ACI Worldwide, Inc. *	209,974
1,189	Agilysys, Inc. *	102,004
8,025	Alarm.com Holdings, Inc. *	410,318
2,654	Alkami Technology, Inc. *	47,639
1,078	Altair Engineering, Inc., Class A *	66,965
8,649	Amplitude, Inc., Class A *	86,144
1,210	Appfolio, Inc., Class A *	226,960
685	Appian Corp., Class A *	27,030
6,880	Asana, Inc., Class A *	127,074
498	Blackbaud, Inc. *	32,569
9,009	Braze, Inc., Class A *	383,603
2,253	C3.ai, Inc., Class A *(a)	54,973
28,012	Cleanspark, Inc. *	114,849
36,631	Clear Secure, Inc., Class A	616,134
7,691	CommVault Systems, Inc. *	502,607
3,451	Envestnet, Inc. *	127,687
13,617	Everbridge, Inc. *	280,646
3,171	EverCommerce, Inc. *	30,378
23,163	Expensify, Inc., Class A *	61,845
16,135	Freshworks, Inc., Class A *	289,462
23,031	Instructure Holdings, Inc. *	567,254
1,463	Intapp, Inc. *	50,035
10,972	Marathon Digital Holdings, Inc. *	96,663
1,078	MicroStrategy, Inc., Class A *	456,415
15,191	Q2 Holdings, Inc. *	456,186
2,379	Qualys, Inc. *	363,868
3,418	Rapid7, Inc. *	158,903
9,165	Red Violet, Inc. *	181,375
5,546	Riot Platforms, Inc. *	54,240
20,820	Sapiens International Corp. NV (Israel)	530,910
6,530	SPS Commerce, Inc. *	1,047,020
22,382	Tenable Holdings, Inc. *	942,506
19,424	Varonis Systems, Inc. *	653,423
11,247	Verint Systems, Inc. *	211,556
4,950	Weave Communications, Inc. *	35,442
26,438	Yext, Inc. *	159,421
911	Zeta Global Holdings Corp., Class A *	7,106
14,853	Zuora, Inc., Class A *	110,061

		10,041,545

Specialty Retail – 1.5%
11,525	Academy Sports & Outdoors, Inc.	516,781
3,098	Boot Barn Holdings, Inc. *	215,311
19,064	CarParts.com, Inc. *	53,951
2,346	Carvana Co. *	63,342
51,896	Sally Beauty Holdings, Inc. *	441,116
993	Sleep Number Corp. *	16,156
443	Urban Outfitters, Inc. *	15,337

		1,321,994

Technology Hardware, Storage & Peripherals – 1.8%
10,783	Eastman Kodak Co. *	40,113

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Technology Hardware, Storage & Peripherals – (continued)
6,085	Super Micro Computer, Inc. *	$1,457,175
8,392	Xerox Holdings Corp.	107,753

		1,605,041

Textiles, Apparel & Luxury Goods – 1.1%
7,184	Figs, Inc., Class A *	39,584
642	G-III Apparel Group Ltd. *	16,403
7,529	Kontoor Brands, Inc.	349,722
6,114	Oxford Industries, Inc.	516,022
12,346	Wolverine World Wide, Inc.	99,385

		1,021,116

Trading Companies & Distributors – 2.3%
2,424	Applied Industrial Technologies, Inc.	372,108
10,027	FTAI Aviation Ltd.	377,116
6,432	H&E Equipment Services, Inc.	261,911
3,631	Herc Holdings, Inc.	387,755
4,375	McGrath RentCorp	440,125
14,316	MRC Global, Inc. *	150,461
4,514	NOW, Inc. *	49,744

		2,039,220

Water Utilities – 0.1%
1,694	York Water Co. (The)	61,103

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $90,146,519)		87,929,628

Shares		Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.6%(b)

Goldman Sachs Financial Square Government Fund – Institutional Shares
	533,001	5.258%	$533,001
(Cost $533,001)

TOTAL INVESTMENTS – 100.1% (Cost $90,679,520)			$88,462,629

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(59,517)

NET ASSETS – 100.0%			$88,403,112

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
E-Mini Russell 2000 Index	2	12/15/23	$166,840	$(20,389)

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments October 31, 2023

Shares	Description	Value

Common Stocks – 98.3%

Aerospace & Defense – 1.4%
60,880	AAR Corp. *	$3,613,837
38,352	Kaman Corp.	713,730
175,278	Kratos Defense & Security Solutions, Inc. *	2,988,490
34,509	National Presto Industries, Inc.	2,579,548
174,532	Triumph Group, Inc. *	1,302,009

		11,197,614

Air Freight & Logistics – 0.6%
67,560	Hub Group, Inc., Class A *	4,644,750

Automobile Components – 2.4%
192,841	Adient PLC *	6,496,813
633,919	American Axle & Manufacturing Holdings, Inc. *	4,278,953
48,783	Dana, Inc.	560,029
585,967	Goodyear Tire & Rubber Co. (The) *	6,973,007
4,221	LCI Industries	457,937
17,070	Modine Manufacturing Co. *	674,265
13,913	Patrick Industries, Inc.	1,045,562

		20,486,566

Banks – 15.2%
43,006	1st Source Corp.	1,961,934
151,977	Amalgamated Financial Corp.	2,772,060
117,111	Ameris Bancorp	4,368,240
32,497	Associated Banc-Corp.	526,776
66,942	Axos Financial, Inc. *	2,411,920
45,906	BancFirst Corp.	3,723,436
43,466	Bancorp, Inc. (The) *	1,549,563
216,094	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	5,458,534
163,976	BankUnited, Inc.	3,576,317
2,063	Bankwell Financial Group, Inc.	50,482
39,285	Banner Corp.	1,658,220
65,001	BayCom Corp.	1,287,020
13,606	Brookline Bancorp, Inc.	110,753
60,315	Business First Bancshares, Inc.	1,178,555
23,469	Cadence Bank	497,073
26,315	Capital Bancorp, Inc.	537,879
52,087	Capitol Federal Financial, Inc.	270,852
39,060	Capstar Financial Holdings, Inc.	592,931
24,808	Cathay General Bancorp	841,239
174,686	Central Pacific Financial Corp.	2,756,545
21,533	Community Trust Bancorp, Inc.	808,779
9,685	CrossFirst Bankshares, Inc. *	102,467
259,612	CVB Financial Corp.	4,055,139
74,462	Enterprise Financial Services Corp.	2,589,044
20,629	Financial Institutions, Inc.	326,763
297,650	First BanCorp. (Puerto Rico)	3,973,628
226,012	First Commonwealth Financial Corp.	2,752,826
10,223	First Financial Bancorp	189,126
3,817	First Financial Corp.	131,343
52,070	First Interstate BancSystem, Inc., Class A	1,201,255
167,914	Glacier Bancorp, Inc.	5,069,324
42,507	Great Southern Bancorp, Inc.	2,113,448
132,843	Hancock Whitney Corp.	4,573,785
172,883	Hanmi Financial Corp.	2,537,922

Shares	Description	Value

Common Stocks – (continued)

Banks – (continued)
118,595	Heartland Financial USA, Inc.	$3,249,503
26,467	Heritage Commerce Corp.	216,500
171,567	Heritage Financial Corp.	2,791,395
23,399	Home BancShares, Inc.	478,510
34,702	HomeTrust Bancshares, Inc.	715,208
109,413	Independent Bank Corp.	2,182,789
98,758	International Bancshares Corp.	4,328,563
8,535	Macatawa Bank Corp.	77,925
106,770	National Bank Holdings Corp., Class A	3,329,089
6,483	Northeast Bank	309,498
7,004	Northeast Community Bancorp, Inc.	106,741
120,517	OFG Bancorp (Puerto Rico)	3,569,714
128,064	Old National Bancorp	1,754,477
36,407	Old Second Bancorp, Inc.	493,679
108,899	Origin Bancorp, Inc.	3,222,321
57,851	Pathward Financial, Inc.	2,620,072
38,022	PCB Bancorp	584,778
7,852	Preferred Bank	467,744
5,389	Premier Financial Corp.	93,499
202,885	Provident Financial Services, Inc.	2,850,534
54,699	Renasant Corp.	1,334,109
35,419	Seacoast Banking Corp. of Florida	715,818
56,544	Sierra Bancorp	995,174
9,849	Southern First Bancshares, Inc. *	265,923
112,835	Southside Bancshares, Inc.	3,012,695
20,906	SouthState Corp.	1,381,887
81,481	Texas Capital Bancshares, Inc. *	4,486,344
107,810	TrustCo Bank Corp.	2,752,389
23,829	Trustmark Corp.	479,201
73,828	UMB Financial Corp.	4,630,492
74,862	United Bankshares, Inc.	2,129,075
16,548	Unity Bancorp, Inc.	398,145
25,857	Valley National Bancorp	201,167
132,856	Veritex Holdings, Inc.	2,287,780
15,880	WesBanco, Inc.	387,313
6,350	Westamerica BanCorp	299,974

		125,755,203

Beverages – 0.7%
432,084	Primo Water Corp.	5,643,017

Biotechnology – 4.4%
20,239	4D Molecular Therapeutics, Inc. *	217,367
276,523	ADMA Biologics, Inc. *	934,648
24,946	Allakos, Inc. *	47,647
138,405	Allogene Therapeutics, Inc. *	390,302
7,493	ALX Oncology Holdings, Inc. *	53,950
47,386	Arcturus Therapeutics Holdings, Inc. *	905,073
90,336	Arcus Biosciences, Inc. *	1,419,179
325,465	Aurinia Pharmaceuticals, Inc. (Canada) *	2,388,913
18,961	Avidity Biosciences, Inc. *	97,649
66,131	Biohaven Ltd. *	1,753,133
95,067	CareDx, Inc. *	514,312
162,402	Deciphera Pharmaceuticals, Inc. *	1,947,200
69,894	Design Therapeutics, Inc. *	142,584
11,168	Eagle Pharmaceuticals, Inc. *	153,337

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Biotechnology – (continued)
263,690	Emergent BioSolutions, Inc. *	$551,112
65,774	Enanta Pharmaceuticals, Inc. *	593,281
128,574	Erasca, Inc. *	297,006
30,313	Fate Therapeutics, Inc. *	54,867
167,719	Generation Bio Co. *	157,371
14,838	Halozyme Therapeutics, Inc. *	502,563
437,814	Iovance Biotherapeutics, Inc. *	1,672,449
143,640	iTeos Therapeutics, Inc. *	1,445,018
104,537	KalVista Pharmaceuticals, Inc. *	887,519
228,959	Kiniksa Pharmaceuticals Ltd., Class A *	3,491,625
173,967	Kodiak Sciences, Inc. *	252,252
177,464	MacroGenics, Inc. *	926,362
403,409	MannKind Corp. *	1,730,625
61,641	MeiraGTx Holdings PLC *	278,617
76,246	Myriad Genetics, Inc. *	1,187,913
38,837	Novavax, Inc. *(a)	258,654
142,721	Nurix Therapeutics, Inc. *	797,810
249,012	PMV Pharmaceuticals, Inc. *	376,008
103,321	Poseida Therapeutics, Inc. *	208,708
9,812	Recursion Pharmaceuticals, Inc., Class A *	51,807
35,151	REGENXBIO, Inc. *	453,096
168,147	Sana Biotechnology, Inc. *	497,715
454,266	Sutro Biopharma, Inc. *	1,249,232
34,110	Twist Bioscience Corp. *	537,574
351,475	Vanda Pharmaceuticals, Inc. *	1,539,460
145,747	Veracyte, Inc. *	3,019,878
33,977	Vericel Corp. *	1,195,311
39,405	Viking Therapeutics, Inc. *	386,563
9,817	Vir Biotechnology, Inc. *	77,849
59,651	Y-mAbs Therapeutics, Inc. *	318,536

		35,962,075

Building Products – 0.8%
15,177	AAON, Inc.	826,843
14,336	American Woodmark Corp. *	963,809
11,277	JELD-WEN Holding, Inc. *	127,768
411,112	Masterbrand, Inc. *	4,567,454
6,229	Quanex Building Products Corp.	167,249
6,372	Resideo Technologies, Inc. *	92,267

		6,745,390

Capital Markets – 0.2%
20,785	StoneX Group, Inc. *	1,981,226

Chemicals – 1.3%
40,245	Innospec, Inc.	3,944,010
27,602	Mativ Holdings, Inc.	361,586
100,825	Minerals Technologies, Inc.	5,450,600
56,647	Rayonier Advanced Materials, Inc. *	156,912
42,155	Trinseo PLC	260,939
87,182	Tronox Holdings PLC	931,976

		11,106,023

Commercial Services & Supplies – 1.2%
13,238	Aris Water Solutions, Inc., Class A	110,537
124,256	BrightView Holdings, Inc. *	837,485
10,820	CECO Environmental Corp. *	175,068
48,593	Deluxe Corp.	828,511

Shares	Description	Value

Common Stocks – (continued)

Commercial Services & Supplies – (continued)
188,792	Ennis, Inc.	$4,032,597
224,407	Steelcase, Inc., Class A	2,448,280
7,397	UniFirst Corp.	1,216,289

		9,648,767

Communications Equipment – 0.6%
225,943	NetScout Systems, Inc. *	4,932,336
51,743	Viavi Solutions, Inc. *	402,560

		5,334,896

Construction & Engineering – 2.0%
101,649	Arcosa, Inc.	7,020,896
1,258	Comfort Systems USA, Inc.	228,767
3,848	Fluor Corp. *	128,100
189,986	Great Lakes Dredge & Dock Corp. *	1,443,894
8,973	Northwest Pipe Co. *	244,604
178,811	Primoris Services Corp.	5,375,059
28,065	Sterling Infrastructure, Inc. *	2,044,535

		16,485,855

Construction Materials – 1.0%
238,759	Summit Materials, Inc., Class A *	7,855,171

Consumer Finance – 0.2%
12,615	Enova International, Inc. *	503,086
23,299	Green Dot Corp., Class A *	260,483
38,568	Navient Corp.	613,617
4,139	Nelnet, Inc., Class A	351,029

		1,728,215

Consumer Staples Distribution & Retail – 0.4%
47,638	Natural Grocers by Vitamin Cottage, Inc.	598,810
34,132	Weis Markets, Inc.	2,221,993

		2,820,803

Diversified Consumer Services – 2.1%
49,608	2U, Inc. *	105,169
74,184	Adtalem Global Education, Inc. *	3,842,731
114,265	Coursera, Inc. *	1,981,355
31,167	Duolingo, Inc. *	4,551,940
1,709	Graham Holdings Co., Class B	989,033
92,852	Perdoceo Education Corp.	1,679,693
51,846	Strategic Education, Inc.	4,267,444

		17,417,365

Diversified REITs – 0.7%
179,262	Alexander & Baldwin, Inc. REIT	2,832,340
158,034	American Assets Trust, Inc. REIT	2,805,103

		5,637,443

Diversified Telecommunication Services – 0.3%
15,544	Bandwidth, Inc., Class A *	164,922
32,341	Liberty Latin America Ltd., Class A (Puerto Rico) *	220,889
321,875	Liberty Latin America Ltd., Class C (Puerto Rico) *	2,204,844

		2,590,655

Electric Utilities – 0.3%
47,363	ALLETE, Inc.	2,535,815

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – 2.4%
17,838	Atkore, Inc. *	$2,216,907
42,408	Encore Wire Corp.	7,583,822
165,917	FTC Solar, Inc. *(a)	177,531
16,004	NEXTracker, Inc., Class A *	556,299
63,215	Powell Industries, Inc.	4,845,430
174,461	Thermon Group Holdings, Inc. *	4,656,364

		20,036,353

Electronic Equipment, Instruments & Components – 1.9%
3,572	Bel Fuse, Inc., Class B	193,531
13,968	Belden, Inc.	990,331
41,235	Benchmark Electronics, Inc.	998,299
28,917	ePlus, Inc. *	1,807,313
16,009	Itron, Inc. *	916,996
6,000	Methode Electronics, Inc.	137,220
51,481	PC Connection, Inc.	2,758,352
90,127	Sanmina Corp. *	4,584,760
131,610	TTM Technologies, Inc. *	1,512,199
71,058	Vishay Precision Group, Inc. *	2,126,055

		16,025,056

Energy Equipment & Services – 2.5%
37,617	Diamond Offshore Drilling, Inc. *	466,827
11,131	DMC Global, Inc. *	210,933
112,537	Dril-Quip, Inc. *	2,437,551
24,545	Expro Group Holdings NV *	386,584
229,503	Helix Energy Solutions Group, Inc. *	2,249,129
113,655	Helmerich & Payne, Inc.	4,497,328
7,085	Kodiak Gas Services, Inc. *	121,791
20,779	Nabors Industries Ltd. *	2,028,862
331,553	Oil States International, Inc. *	2,407,075
44,724	Patterson-UTI Energy, Inc.	567,995
178,848	ProFrac Holding Corp., Class A *	1,684,748
99,698	ProPetro Holding Corp. *	1,044,835
322,614	RPC, Inc.	2,684,149
8,987	Select Water Solutions, Inc.	66,863

		20,854,670

Entertainment – 0.2%
88,915	Cinemark Holdings, Inc. *	1,466,208

Financial Services – 3.7%
130,254	A-Mark Precious Metals, Inc.	3,527,278
248,080	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	5,601,647
11,449	Enact Holdings, Inc.	315,535
163,230	Essent Group Ltd.	7,710,985
521,712	Marqeta, Inc., Class A *	2,697,251
116,480	Merchants Bancorp	3,481,587
112,867	NMI Holdings, Inc., Class A *	3,086,913
33,961	Paysafe Ltd. *	330,101
28,699	Repay Holdings Corp. *	171,907
429,929	StoneCo Ltd., Class A (Brazil) *	4,262,746

		31,185,950

Food Products – 0.1%
111,048	B&G Foods, Inc.	896,157

Shares	Description	Value

Common Stocks – (continued)

Gas Utilities – 0.8%
126,096	Northwest Natural Holding Co.	$4,628,984
37,063	ONE Gas, Inc.	2,238,605

		6,867,589

Ground Transportation – 0.1%
4,012	ArcBest Corp.	436,827
6,635	Werner Enterprises, Inc.	240,983

		677,810

Health Care Equipment & Supplies – 1.3%
9,684	Artivion, Inc. *	123,374
4,115	AtriCure, Inc. *	142,544
192,688	Embecta Corp.	2,913,443
12,318	Integer Holdings Corp. *	999,852
15,732	LivaNova PLC *	771,655
121,222	Nano-X Imaging Ltd. (Israel) *(a)	612,171
7,829	Utah Medical Products, Inc.	622,562
245,720	Varex Imaging Corp. *	4,435,246

		10,620,847

Health Care Providers & Services – 1.9%
17,929	Alignment Healthcare, Inc. *	123,352
626,305	Brookdale Senior Living, Inc. *	2,448,853
134,983	Community Health Systems, Inc. *	288,864
10,268	HealthEquity, Inc. *	736,010
121,712	Hims & Hers Health, Inc. *	727,838
37,571	Joint Corp. (The) *	293,429
87,765	National HealthCare Corp.	5,911,850
327,068	OPKO Health, Inc. *	408,835
75,495	Owens & Minor, Inc. *	1,081,843
231,149	Pediatrix Medical Group, Inc. *	2,648,968
69,650	Pennant Group, Inc. (The) *	757,095

		15,426,937

Health Care REITs – 0.1%
293,684	Diversified Healthcare Trust REIT	607,926

Health Care Technology – 0.0%
124,224	American Well Corp., Class A *	145,342
16,415	Computer Programs and Systems, Inc. *	231,287

		376,629

Hotel & Resort REITs – 3.8%
486,873	Chatham Lodging Trust REIT	4,503,575
747,907	DiamondRock Hospitality Co. REIT	5,781,321
211,702	Pebblebrook Hotel Trust REIT	2,525,605
646,840	RLJ Lodging Trust REIT	6,080,296
16,944	Ryman Hospitality Properties, Inc. REIT	1,450,406
699,995	Service Properties Trust REIT	5,074,964
234,248	Summit Hotel Properties, Inc. REIT	1,321,159
283,010	Sunstone Hotel Investors, Inc. REIT	2,631,993
153,836	Xenia Hotels & Resorts, Inc. REIT	1,789,113

		31,158,432

Hotels, Restaurants & Leisure – 1.0%
47,499	Bloomin’ Brands, Inc.	1,108,627
83,088	Chuy’s Holdings, Inc. *	2,796,742
83,113	Everi Holdings, Inc. *	896,789
13,192	Life Time Group Holdings, Inc. *	155,930

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Hotels, Restaurants & Leisure – (continued)
112,692	Lindblad Expeditions Holdings, Inc. *	$700,944
16,194	Portillo’s, Inc., Class A *	242,100
104,918	Six Flags Entertainment Corp. *	2,087,868

		7,989,000

Household Durables – 2.9%
98,707	Beazer Homes USA, Inc. *	2,387,722
10,215	Century Communities, Inc.	628,222
57,681	Green Brick Partners, Inc. *	2,232,255
19,090	Helen of Troy Ltd. *	1,876,929
10,630	Hovnanian Enterprises, Inc., Class A *	738,572
50,662	LGI Homes, Inc. *	4,788,066
82,452	M/I Homes, Inc. *	6,766,836
22,784	MDC Holdings, Inc.	864,653
4,347	Meritage Homes Corp.	495,645
47,768	Taylor Morrison Home Corp. *	1,830,470
59,134	Tri Pointe Homes, Inc. *	1,481,898

		24,091,268

Household Products – 0.1%
27,683	Central Garden & Pet Co., Class A *	1,098,738

Industrial REITs – 1.6%
723,325	LXP Industrial Trust REIT	5,721,501
137,575	Terreno Realty Corp. REIT	7,329,996

		13,051,497

Insurance – 3.5%
164,167	Ambac Financial Group, Inc. *	1,991,346
50,829	AMERISAFE, Inc.	2,590,754
22,371	Argo Group International Holdings Ltd.	667,551
216,271	CNO Financial Group, Inc.	5,013,162
159,999	Employers Holdings, Inc.	6,079,962
793,302	Genworth Financial, Inc., Class A *	4,751,879
17,359	Goosehead Insurance, Inc., Class A *	1,126,078
1,728	Investors Title Co.	248,504
184,624	James River Group Holdings Ltd.	2,538,580
6,790	Mercury General Corp.	209,675
33,232	Stewart Information Services Corp.	1,451,241
75,612	Tiptree, Inc.	1,142,497
80,125	Universal Insurance Holdings, Inc.	1,254,758

		29,065,987

Interactive Media & Services – 1.0%
387,206	Bumble, Inc., Class A *	5,204,048
12,450	Eventbrite, Inc., Class A *	103,086
280,816	fuboTV, Inc. *	679,575
779,897	Vimeo, Inc. *	2,402,083

		8,388,792

IT Services – 0.4%
128,737	Fastly, Inc., Class A *	1,888,572
148,925	Rackspace Technology, Inc. *	181,689
569,009	Unisys Corp. *	1,581,845

		3,652,106

Shares	Description	Value

Common Stocks – (continued)

Leisure Products – 0.1%
77,711	Latham Group, Inc. *	$177,958
7,118	Malibu Boats, Inc., Class A *	310,487
10,232	Vista Outdoor, Inc. *	257,028

		745,473

Life Sciences Tools & Services – 0.2%
132,897	Adaptive Biotechnologies Corp. *	590,063
11,616	Mesa Laboratories, Inc.	1,089,929
2,023	OmniAb, Inc. 12.5 Earnout *(b)	—
2,023	OmniAb, Inc. 15.00 Earnout *(b)	—
7,605	Quanterix Corp. *	165,180

		1,845,172

Machinery – 1.8%
9,168	Astec Industries, Inc.	367,087
8,839	Barnes Group, Inc.	183,763
48,521	Blue Bird Corp. *	883,567
49,204	Columbus McKinnon Corp.	1,504,166
15,549	Gorman-Rupp Co. (The)	459,473
74,445	Greenbrier Cos., Inc. (The)	2,575,053
51,863	Kennametal, Inc.	1,198,554
65,796	Manitowoc Co., Inc. (The) *	842,189
53,948	Microvast Holdings, Inc. *	66,356
79,486	Miller Industries, Inc.	2,890,906
83,334	Nikola Corp. *(a)	90,001
13,608	Terex Corp.	623,246
132,286	Trinity Industries, Inc.	2,755,517
10,983	Wabash National Corp.	227,238

		14,667,116

Marine Transportation – 0.6%
328,854	Costamare, Inc. (Monaco)	2,969,552
57,680	Golden Ocean Group Ltd. (Norway) (a)	418,180
467,961	Safe Bulkers, Inc. (Greece)	1,469,397

		4,857,129

Media – 0.6%
165,530	Clear Channel Outdoor Holdings, Inc. *	182,083
1,317	Daily Journal Corp. *	383,102
146,837	EW Scripps Co. (The), Class A *	803,198
11,712	John Wiley & Sons, Inc., Class A	354,522
158,470	Thryv Holdings, Inc. *	2,762,132
52,910	WideOpenWest, Inc. *	372,487

		4,857,524

Metals & Mining – 3.0%
12,319	Alpha Metallurgical Resources, Inc.	2,709,687
118,656	Carpenter Technology Corp.	7,442,104
658,360	Coeur Mining, Inc. *	1,652,484
51,925	Commercial Metals Co.	2,195,908
93,749	Haynes International, Inc.	4,033,551
47,314	Olympic Steel, Inc.	2,402,132
90,080	Ryerson Holding Corp.	2,616,824
139,076	SunCoke Energy, Inc.	1,322,613
2,371	Worthington Industries, Inc.	146,101

		24,521,404

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Mortgage Real Estate Investment Trusts (REITs) – 2.6%
410,238	Arbor Realty Trust, Inc. REIT	$5,173,101
201,721	ARMOUR Residential REIT, Inc. REIT	2,939,075
261,848	BrightSpire Capital, Inc. REIT	1,482,060
60,651	Chimera Investment Corp. REIT	291,125
314,965	Invesco Mortgage Capital, Inc. REIT	2,151,211
57,096	KKR Real Estate Finance Trust, Inc. REIT	596,082
244,811	Ladder Capital Corp. REIT	2,475,039
3,452	Nexpoint Real Estate Finance, Inc. REIT	51,193
70,857	PennyMac Mortgage Investment Trust REIT	896,341
483,475	Two Harbors Investment Corp. REIT	5,613,145

		21,668,372

Multi-Utilities – 0.8%
138,672	Black Hills Corp.	6,704,791

Office REITs – 0.5%
149,089	City Office REIT, Inc. REIT	568,029
192,882	Equity Commonwealth REIT	3,653,185

		4,221,214

Oil, Gas & Consumable Fuels – 7.5%
60,809	Ardmore Shipping Corp. (Ireland)	808,152
4,451	Centrus Energy Corp., Class A *	236,215
4,312	Chord Energy Corp.	712,860
23,424	Clean Energy Fuels Corp. *	81,750
29,306	Comstock Resources, Inc.	369,256
26,798	CONSOL Energy, Inc.	2,462,468
586,025	DHT Holdings, Inc.	6,516,598
181,490	Golar LNG Ltd. (Cameroon)	4,070,821
64,661	International Seaways, Inc.	3,109,547
26,618	Kosmos Energy Ltd. (Ghana) *	192,714
58,716	Murphy Oil Corp.	2,634,587
1,274,545	Nordic American Tankers Ltd.	5,850,161
79,508	PBF Energy, Inc., Class A	3,779,015
103,383	Peabody Energy Corp.	2,438,805
299,738	Permian Resources Corp.	4,367,183
130,414	Scorpio Tankers, Inc. (Monaco)	7,322,746
39,176	SilverBow Resources, Inc. *	1,335,902
50,022	SM Energy Co.	2,016,887
433,409	Teekay Corp. (Bermuda) *	3,046,865
127,361	Teekay Tankers Ltd., Class A (Canada)	6,329,842
168,789	Vitesse Energy, Inc.	3,998,611

		61,680,985

Personal Care Products – 0.2%
48,325	Edgewell Personal Care Co.	1,686,543

Pharmaceuticals – 1.1%
390,017	Amneal Pharmaceuticals, Inc. *	1,509,366
349,829	Assertio Holdings, Inc. *	752,132
2,961	Ligand Pharmaceuticals, Inc. *	154,831
118,363	Prestige Consumer Healthcare, Inc. *	7,026,028

		9,442,357

Shares	Description	Value

Common Stocks – (continued)

Professional Services – 1.9%
906,176	Alight, Inc., Class A *	$6,017,009
9,441	CBIZ, Inc. *	490,554
159,675	ExlService Holdings, Inc. *	4,169,114
91,104	Parsons Corp. *	5,151,931

		15,828,608

Real Estate Management & Development – 1.0%
264,150	Anywhere Real Estate, Inc. *	1,233,580
127,692	Cushman & Wakefield PLC *	941,090
262,656	Douglas Elliman, Inc.	464,901
114,901	Forestar Group, Inc. *	2,728,899
46,924	Kennedy-Wilson Holdings, Inc.	603,912
258,526	Newmark Group, Inc., Class A	1,465,842
108,966	Redfin Corp. *	507,782

		7,946,006

Residential REITs – 1.3%
54,809	Apartment Investment and Management Co., Class A REIT *	321,181
39,747	Centerspace REIT	1,930,909
468,087	Independence Realty Trust, Inc. REIT	5,799,598
129,550	NexPoint Residential Trust, Inc. REIT	3,496,554

		11,548,242

Retail REITs – 1.2%
188,491	Kite Realty Group Trust REIT	4,018,628
129,200	Macerich Co. (The) REIT	1,255,824
166,169	NETSTREIT Corp. REIT	2,367,908
53,697	SITE Centers Corp. REIT	626,107
20,643	Tanger Factory Outlet Centers, Inc. REIT	465,500

		8,733,967

Semiconductors & Semiconductor Equipment – 1.0%
19,729	ACM Research, Inc., Class A *	268,314
73,847	Amkor Technology, Inc.	1,540,448
6,190	Axcelis Technologies, Inc. *	789,225
69,904	Cohu, Inc. *	2,106,907
100,552	Ichor Holdings Ltd. *	2,439,392
5,648	Photronics, Inc. *	103,697
28,204	Ultra Clean Holdings, Inc. *	672,948

		7,920,931

Software – 1.2%
650,894	Cleanspark, Inc. *	2,668,665
214,376	Clear Secure, Inc., Class A	3,605,804
35,845	Ebix, Inc. (a)	218,296
11,683	Instructure Holdings, Inc. *	287,752
30,407	LiveRamp Holdings, Inc. *	841,058
981	MicroStrategy, Inc., Class A *	415,346
162,405	SolarWinds Corp. *	1,495,750

		9,532,671

Specialized REITs – 0.6%
166,748	Four Corners Property Trust, Inc. REIT	3,551,732
389,590	Uniti Group, Inc. REIT	1,792,114

		5,343,846

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Specialty Retail – 1.8%
15,810	Aaron’s Co., Inc. (The)	$117,152
58,483	American Eagle Outfitters, Inc.	1,021,698
7,491	Asbury Automotive Group, Inc. *	1,433,553
28,039	Carvana Co. *(a)	757,053
11,745	Cato Corp. (The), Class A	83,742
17,595	Children’s Place, Inc. (The) *	481,575
11,359	Foot Locker, Inc.	238,425
15,039	Genesco, Inc. *	412,219
15,336	Group 1 Automotive, Inc.	3,869,733
7,769	Haverty Furniture Cos., Inc.	202,382
35,913	Monro, Inc.	891,361
5,499	Overstock.com, Inc. *	85,784
110,068	Rent the Runway, Inc., Class A *(a)	59,096
33,257	Sleep Number Corp. *	541,091
23,995	Urban Outfitters, Inc. *	830,707
7,620	Winmark Corp.	3,073,298
61,272	Zumiez, Inc. *	1,006,699

		15,105,568

Technology Hardware, Storage & Peripherals – 1.2%
145,018	Eastman Kodak Co. *	539,467
16,940	Super Micro Computer, Inc. *	4,056,622
390,262	Xerox Holdings Corp.	5,010,964

		9,607,053

Textiles, Apparel & Luxury Goods – 0.7%
138,513	Allbirds, Inc., Class A *	119,786
123,289	G-III Apparel Group Ltd. *	3,150,034
27,717	Oxford Industries, Inc.	2,339,315

		5,609,135

Trading Companies & Distributors – 2.2%
29,476	Boise Cascade Co.	2,763,375
6,752	DXP Enterprises, Inc. *	220,115
230,644	MRC Global, Inc. *	2,424,069
458,050	NOW, Inc. *	5,047,711
178,539	Rush Enterprises, Inc., Class A	6,352,418
60,667	Titan Machinery, Inc. *	1,506,968

		18,314,656

Shares	Description	Value

Common Stocks – (continued)

Wireless Telecommunication Services – 0.1%
47,524	Telephone and Data Systems, Inc.	$864,462

TOTAL COMMON STOCKS (Cost $867,297,563)		812,368,026

Shares	Dividend Rate	Value

Investment Company – 0.6%(c)
Goldman Sachs Financial Square Government Fund - Institutional Shares
4,600,596	5.258%	4,600,596
(Cost $4,600,596)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $871,898,159)		816,968,622

Securities Lending Reinvestment Vehicle – 0.3%(c)

Goldman Sachs Financial Square Government Fund – Institutional Shares
2,105,092	5.258%	2,105,092
(Cost $2,105,092)

TOTAL INVESTMENTS – 99.2% (Cost $874,003,251)		$819,073,714

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		6,537,811

NET ASSETS – 100.0%		$825,611,525

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
E-Mini Russell 2000 Index	123	12/15/23	$10,260,660	$(1,176,120)

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments October 31, 2023

Shares	Description	Value

Common Stocks – 99.6%

Aerospace & Defense – 1.5%
27,904	Boeing Co. (The) *	$5,213,025
17,014	Lockheed Martin Corp.	7,735,245
3,938	Textron, Inc.	299,288

		13,247,558

Air Freight & Logistics – 1.8%
19,558	C.H. Robinson Worldwide, Inc.	1,600,431
37,902	FedEx Corp.	9,100,270
33,767	United Parcel Service, Inc., Class B	4,769,589

		15,470,290

Automobile Components – 0.8%
16,663	Aptiv PLC *	1,453,014
37,814	Lear Corp.	4,906,745

		6,359,759

Automobiles – 1.2%
69,672	General Motors Co.	1,964,751
40,424	Tesla, Inc. *	8,118,756

		10,083,507

Banks – 2.2%
498,166	Bank of America Corp.	13,121,692
26,544	Commerce Bancshares, Inc.	1,164,220
22,407	Cullen/Frost Bankers, Inc.	2,038,813
11,161	JPMorgan Chase & Co.	1,552,049
20,319	Prosperity Bancshares, Inc.	1,108,198

		18,984,972

Beverages – 1.2%
178,306	Coca-Cola Co. (The)	10,072,506

Biotechnology – 4.1%
105,748	AbbVie, Inc.	14,929,503
85,472	Incyte Corp. *	4,609,505
69,296	Moderna, Inc. *	5,263,724
27,539	Vertex Pharmaceuticals, Inc. *	9,972,147

		34,774,879

Broadline Retail – 4.5%
292,975	Amazon.com, Inc. *	38,992,043

Building Products – 0.4%
9,146	Lennox International, Inc.	3,388,959

Capital Markets – 2.2%
27,815	CME Group, Inc.	5,937,390
2,724	Interactive Brokers Group, Inc., Class A	218,111
1,048	MSCI, Inc.	494,184
66,804	Nasdaq, Inc.	3,313,478
135,571	Northern Trust Corp.	8,935,485

		18,898,648

Chemicals – 1.6%
36,925	Linde PLC	14,111,258

Commercial Services & Supplies – 0.5%
26,165	Republic Services, Inc.	3,885,241

Communications Equipment – 1.2%
18,815	Arista Networks, Inc. *	3,769,961

Shares	Description	Value

Common Stocks – (continued)

Communications Equipment – (continued)
24,580	Motorola Solutions, Inc.	$6,844,547

		10,614,508

Construction Materials – 1.8%
15,855	Martin Marietta Materials, Inc.	6,483,744
46,610	Vulcan Materials Co.	9,158,399

		15,642,143

Consumer Finance – 1.9%
70,082	Ally Financial, Inc.	1,695,284
104,029	Capital One Financial Corp.	10,537,097
145,534	Synchrony Financial	4,082,229

		16,314,610

Consumer Staples Distribution & Retail – 1.8%
27,515	Costco Wholesale Corp.	15,200,387

Distributors – 0.9%
181,656	LKQ Corp.	7,978,331

Diversified Consumer Services – 0.0%
6,588	H&R Block, Inc.	270,437

Electric Utilities – 0.2%
22,044	Entergy Corp.	2,107,186

Electrical Equipment – 1.3%
67,129	AMETEK, Inc.	9,449,749
38,897	nVent Electric PLC	1,872,113

		11,321,862

Electronic Equipment, Instruments & Components – 0.1%
9,028	Avnet, Inc.	418,267

Entertainment – 0.7%
15,182	Netflix, Inc. *	6,250,278

Financial Services – 5.1%
71,128	Berkshire Hathaway, Inc., Class B *	24,278,120
49,121	Equitable Holdings, Inc.	1,305,145
76,515	Visa, Inc., Class A	17,988,677

		43,571,942

Food Products – 1.1%
143,233	General Mills, Inc.	9,344,521

Ground Transportation – 0.3%
12,210	Union Pacific Corp.	2,534,918

Health Care Equipment & Supplies – 0.3%
4,037	Hologic, Inc. *	267,128
8,278	Stryker Corp.	2,236,881

		2,504,009

Health Care Providers & Services – 5.6%
146,662	Centene Corp. *	10,116,745
963	Chemed Corp.	541,832
26,521	Elevance Health, Inc.	11,936,837
447	Humana, Inc.	234,089
6,229	McKesson Corp.	2,836,437
39,663	UnitedHealth Group, Inc.	21,241,916
7,413	Universal Health Services, Inc., Class B	933,223

		47,841,079

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Hotel & Resort REITs – 1.6%
511,246	Host Hotels & Resorts, Inc. REIT	$7,914,088
494,471	Park Hotels & Resorts, Inc. REIT	5,701,251

		13,615,339

Hotels, Restaurants & Leisure – 2.7%
32,182	Boyd Gaming Corp.	1,778,055
6,138	Domino’s Pizza, Inc.	2,080,721
204,214	Las Vegas Sands Corp.	9,691,996
4,023	Marriott Vacations Worldwide Corp.	361,507
100,752	Wynn Resorts Ltd.	8,844,011

		22,756,290

Household Durables – 1.1%
90,512	D.R. Horton, Inc.	9,449,453

Household Products – 1.1%
82,096	Kimberly-Clark Corp.	9,821,965

Industrial REITs – 0.4%
2,100	First Industrial Realty Trust, Inc. REIT	88,830
31,278	Prologis, Inc. REIT	3,151,258

		3,240,088

Insurance – 2.8%
5,688	Kinsale Capital Group, Inc.	1,899,280
69,160	Progressive Corp. (The)	10,933,504
61,790	Travelers Cos., Inc. (The)	10,346,118
14,289	W R Berkley Corp.	963,364

		24,142,266

Interactive Media & Services – 6.3%
118,934	Alphabet, Inc., Class A *	14,757,331
221,419	Alphabet, Inc., Class C *	27,743,800
38,558	Meta Platforms, Inc., Class A *	11,616,369

		54,117,500

IT Services – 1.7%
1,832	Gartner, Inc. *	608,297
36,216	International Business Machines Corp.	5,238,282
42,136	VeriSign, Inc. *	8,412,874

		14,259,453

Life Sciences Tools & Services – 1.3%
51,510	Bruker Corp.	2,936,070
8,686	Mettler-Toledo International, Inc. *	8,557,447

		11,493,517

Machinery – 0.4%
6,152	Caterpillar, Inc.	1,390,660
26,131	PACCAR, Inc.	2,156,591

		3,547,251

Media – 0.1%
32,057	News Corp., Class A	662,939

Oil, Gas & Consumable Fuels – 2.1%
105,100	Antero Resources Corp. *	3,094,144
17,690	Exxon Mobil Corp.	1,872,486
65,560	Hess Corp.	9,466,864

Shares	Description	Value

Common Stocks – (continued)

Oil, Gas & Consumable Fuels – (continued)
26,112	Valero Energy Corp.	$3,316,224

		17,749,718

Pharmaceuticals – 1.9%
52,471	Bristol-Myers Squibb Co.	2,703,831
36,393	Elanco Animal Health, Inc. *	320,622
3,491	Eli Lilly & Co.	1,933,770
1,117	Johnson & Johnson	165,696
10,822	Organon & Co.	160,057
233,726	Royalty Pharma PLC, Class A	6,280,217
28,487	Zoetis, Inc.	4,472,459

		16,036,652

Retail REITs – 0.0%
10,884	NNN REIT, Inc. REIT	395,416

Semiconductors & Semiconductor Equipment – 5.5%
71,648	Applied Materials, Inc.	9,482,613
1,834	Broadcom, Inc.	1,543,072
15,381	KLA Corp.	7,224,456
33,500	Microchip Technology, Inc.	2,388,215
52,269	NVIDIA Corp.	21,315,298
4,049	Teradyne, Inc.	337,160
32,767	Texas Instruments, Inc.	4,653,242

		46,944,056

Software – 14.4%
28,503	Adobe, Inc. *	15,165,306
111,073	Dropbox, Inc., Class A *	2,921,220
1,895	Fair Isaac Corp. *	1,602,924
169,550	Fortinet, Inc. *	9,693,173
25,502	Intuit, Inc.	12,622,215
209,125	Microsoft Corp.	70,707,254
107,505	Oracle Corp.	11,116,017

		123,828,109

Specialized REITs – 0.6%
25,968	SBA Communications Corp. REIT	5,417,704

Specialty Retail – 2.2%
36,484	Burlington Stores, Inc. *	4,415,659
11,317	O’Reilly Automotive, Inc. *	10,529,789
45,327	TJX Cos., Inc. (The)	3,991,949

		18,937,397

Technology Hardware, Storage & Peripherals – 8.3%
307,910	Apple, Inc.	52,581,791
74,386	Dell Technologies, Inc., Class C	4,977,167
585,736	Hewlett Packard Enterprise Co.	9,008,620
168,430	HP, Inc.	4,434,762

		71,002,340

Tobacco – 0.2%
17,585	Philip Morris International, Inc.	1,567,879

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Trading Companies & Distributors – 0.6%
32,037	Ferguson PLC	$4,811,957

TOTAL INVESTMENTS – 99.6% (Cost $712,728,308)		$853,981,387

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		3,625,499

NET ASSETS – 100.0%		$857,606,886

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities October 31, 2023

	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund

Assets:
Investments in unaffiliated issuers, at value (cost $650,432,019, $338,422,490 and $332,157,573, respectively)(a)	$949,025,339	$336,950,207	$318,806,038
Investments in affiliated issuers, at value (cost $7,351,815, $3,387,027 and $521,166, respectively)	7,351,815	3,387,027	521,166
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	—	1,274,479
Cash	13,862,523	5,313,532	4,791,319
Receivables:
Fund Shares sold	25,903,438	25,053,659	344,424
Collateral on certain derivative contracts	909,211	293,360	—
Dividends	246,126	266,434	132,772
Reimbursement from investment adviser	25,197	19,615	17,996
Investments sold	—	9,490,391	—
Securities lending income	—	—	5,206
Variation margin on futures contracts	98,835	32,087	—
Other assets	60,147	32,279	71,542

Total assets	997,482,631	380,838,591	325,964,942

Liabilities:
Payables:
Fund shares redeemed	1,248,620	208,887	142,458
Management fees	421,342	138,145	226,532
Distribution and Service fees and Transfer Agency fees	140,836	41,361	14,718
Payable upon return of securities loaned	—	—	1,274,479
Investments purchased	—	9,228,270	—
Accrued expenses	517,232	139,072	181,440

Total liabilities	2,328,030	9,755,735	1,839,627

Net Assets:
Paid-in Capital	624,701,668	366,228,236	367,304,777
Total distributable earnings (loss)	370,452,933	4,854,620	(43,179,462)

NET ASSETS	$995,154,601	$371,082,856	$324,125,315
Net Assets:
Class A	$177,858,348	$47,338,412	$23,791,118
Class C	21,112,506	7,543,920	3,749,440
Institutional	221,329,500	74,799,170	90,069,964
Service	21,346,783	2,091,748	1,914,366
Investor	131,786,746	55,447,838	27,490,479
Class R6	347,130,126	138,744,915	67,574,534
Class R	25,326,269	3,312,557	3,034,721
Class P	49,264,323	41,804,296	106,500,693
Total Net Assets	$995,154,601	$371,082,856	$324,125,315
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	7,427,210	2,282,560	1,155,211
Class C	1,202,531	367,844	234,507
Institutional	8,547,142	3,613,257	4,111,057
Service	926,343	100,235	95,497
Investor	5,634,307	2,686,859	1,340,454
Class R6	13,422,031	6,702,775	3,083,648
Class R	1,128,039	161,105	153,307
Class P	1,906,528	2,020,808	4,861,902
Net asset value, offering and redemption price per share:(b)
Class A	$23.95	$20.74	$20.59
Class C	17.56	20.51	15.99
Institutional	25.90	20.70	21.91
Service	23.04	20.87	20.05
Investor	23.39	20.64	20.51
Class R6	25.86	20.70	21.91
Class R	22.45	20.56	19.80
Class P	25.84	20.69	21.91

(a)	Includes loaned securities having a market value of $–, $– and $1,184,559, respectively.
(b)

Maximum public offering price per share for Class A Shares of the Large Cap Growth Insights, Large Cap Value Insights and Small Cap Equity Insights is $25.34, $21.95 and $21.79, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities (continued) October 31, 2023

	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

Assets:

Investments in unaffiliated issuers, at value (cost $90,146,519, $867,297,563 and $712,728,308, respectively)(a)	$87,929,628	$812,368,026	$853,981,387
Investments in affiliated issuers, at value (cost $–, $4,600,596 and $–, respectively)	—	4,600,596	—
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	533,001	2,105,092	—
Cash	662,607	12,789,617	4,334,126
Receivables:
Investments sold	1,729,292	15,983,960	—
Fund Shares sold	469,244	494,943	128,520
Collateral on certain derivative contracts	23,640	848,883	—
Reimbursement from investment adviser	16,059	33,381	21,464
Dividends	11,266	509,189	404,662
Securities lending income	2,875	10,942	—
Foreign tax reclaims	—	12,588	—
Variation margin on futures contracts	1,480	91,020	—
Other assets	36,233	46,293	56,858

Total assets	91,415,325	849,894,530	858,927,017

Liabilities:
Payables:
Investments purchased	1,742,044	15,023,846	—
Payable upon return of securities loaned	533,001	2,105,092	—
Fund shares redeemed	100,616	6,182,485	558,418
Management fees	63,408	579,446	386,346
Distribution and Service fees and Transfer Agency fees	17,703	85,005	135,691
Accrued expenses	555,441	307,131	239,676

Total liabilities	3,012,213	24,283,005	1,320,131

Net Assets:
Paid-in Capital	116,475,883	883,270,792	699,699,150
Total distributable earnings (loss)	(28,072,771)	(57,659,267)	157,907,736

NET ASSETS	$88,403,112	$825,611,525	$857,606,886
Net Assets:
Class A	$27,036,981	$101,471,713	$276,758,243
Class C	2,828,761	2,648,419	12,428,879
Institutional	27,490,412	269,188,964	243,863,945
Service	—	—	5,082,062
Investor	15,956,423	157,290,760	45,490,982
Class R6	7,221,994	243,638,185	20,915,407
Class R	3,130,004	16,443,053	6,889,886
Class P	4,738,537	34,930,431	246,177,482
Total Net Assets	$88,403,112	$825,611,525	$857,606,886
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	2,367,816	3,293,603	5,416,246
Class C	153,265	162,895	287,857
Institutional	1,470,093	5,697,539	4,555,092
Service	—	—	100,253
Investor	1,253,726	5,136,614	906,639
Class R6	385,401	5,157,850	391,135
Class R	322,253	553,990	137,963
Class P	253,015	739,563	4,603,050
Net asset value, offering and redemption price per share:(b)
Class A	$11.42	$30.81	$51.10
Class C	18.46	16.26	43.18
Institutional	18.70	47.25	53.54
Service	—	—	50.69
Investor	12.73	30.62	50.18
Class R6	18.74	47.24	53.47
Class R	9.71	29.68	49.94
Class P	18.73	47.23	53.48

(a)	Includes loaned securities having a market value of $506,646, $1,979,046 and $–, respectively.
(b)

Maximum public offering price per share for Class A Shares of the Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights is $12.08, $32.60 and $54.07, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations For the Fiscal Year Ended October 31, 2023

	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund

Investment income:

Dividends— unaffiliated issuers (net of foreign withholding taxes of $7,557, $9,053 and $18,674, respectively)	$7,208,161	$7,333,140	$6,364,086

Dividends — affiliated issuers	91,810	20,439	19,769

Securities lending income — affiliated issuer	223	1,890	68,281

Total Investment Income	7,300,194	7,355,469	6,452,136

Expenses:

Management fees	4,884,897	1,782,676	3,140,326

Distribution and/or Service (12b-1) fees(a)	824,213	224,004	154,588

Transfer Agency fees(a)	777,528	278,204	225,659

Shareholder meeting expense	259,859	7,197	12,598

Registration fees	128,486	115,807	122,517

Custody, accounting and administrative services	104,997	47,027	67,013

Professional fees	100,954	101,034	103,299

Service fees — Class C	58,226	21,171	11,279

Shareholder Administration fees — Service Shares	50,439	7,110	5,386

Trustee fees	23,452	22,618	22,696

Printing and mailing costs	19,418	25,978	24,359

Other	30,655	16,282	27,361

Total expenses	7,263,124	2,649,108	3,917,081

Less— expense reductions	(372,789)	(315,231)	(351,929)

Net expenses	6,890,335	2,333,877	3,565,152

NET INVESTMENT INCOME	409,859	5,021,592	2,886,984

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments— unaffiliated issuers	87,157,257	10,706,039	8,360,340

Futures contracts	1,452,271	309,141	315,264

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	26,513,396	(13,808,395)	(23,702,590)

Futures contracts	207,196	66,228	(155,092)

Net realized and unrealized gain (loss)	115,330,120	(2,726,987)	(15,182,078)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$115,739,979	$2,294,605	$(12,295,094)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Large Cap Growth Insights Fund	$476,607	$174,679	$50,439	$122,488	$298,584	$36,498	$97,612	$8,070	$207,114	$76,989	$38,300	$14,361
Large Cap Value Insights Fund	133,035	63,514	7,110	20,345	83,415	13,281	34,248	1,138	102,807	23,001	6,391	13,923
Small Cap Equity Insights Fund	74,131	33,837	5,386	41,234	46,551	7,076	47,853	862	51,609	23,324	13,078	35,306

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations (continued) For the Fiscal Year Ended October 31, 2023

	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

Investment income:

Dividends— unaffiliated issuers (net of foreign withholding taxes of $2,530, $50,648 and $18,575, respectively)	$902,402	$23,473,834	$12,375,764

Securities lending income — affiliated issuer	45,448	301,441	1,120

Dividends — affiliated issuers	10,581	66,893	16,971

Total Investment Income	958,431	23,842,168	12,393,855

Expenses:

Management fees	887,710	7,724,724	4,810,780

Distribution and/or Service (12b-1) fees(a)	121,539	403,774	877,098

Transfer Agency fees(a)	108,153	745,469	799,747

Professional fees	101,560	107,932	107,033

Registration fees	96,937	131,363	145,996

Custody, accounting and administrative services	35,414	121,312	94,795

Trustee fees	22,294	23,508	23,451

Printing and mailing costs	13,831	114,575	16,542

Service fees — Class C	8,830	9,005	33,891

Shareholder meeting expense	4,210	37,188	15,354

Shareholder Administration fees — Service Shares	—	—	12,457

Other	2,516	50,730	21,548

Total expenses	1,402,994	9,469,580	6,958,692

Less— expense reductions	(268,408)	(513,020)	(373,019)

Net expenses	1,134,586	8,956,560	6,585,673

NET INVESTMENT INCOME (LOSS)	(176,155)	14,885,608	5,808,182

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments— unaffiliated issuers	4,989,161	247,356	48,234,087

Futures contracts	(16,832)	822,822	729,999

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(7,600,615)	(77,296,272)	5,518,081

Futures contracts	(99,282)	(2,162,101)	(8,221)

Net realized and unrealized gain (loss)	(2,727,568)	(78,388,195)	54,473,946

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,903,723)	$(63,502,587)	$60,282,128

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Small Cap Growth Insights Fund	$77,557	$26,490	$–	$17,492	$48,609	$5,542	$15,835	$–	$28,066	$3,034	$5,479	$1,588
Small Cap Value Insights Fund	285,454	27,016	–	91,304	178,920	5,660	126,500	–	311,255	82,128	28,607	12,399
U.S. Equity Insights Fund	722,358	101,673	12,457	40,610	452,398	21,245	101,125	1,993	127,479	6,512	12,743	76,252

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Large Cap Growth Insights Fund		Large Cap Value Insights Fund
	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022

From operations:

Net investment income	$409,859	$4,744,886	$5,021,592	$5,180,545

Net realized gain	88,609,528	133,642,247	11,015,180	3,649,808

Net change in unrealized gain (loss)	26,720,592	(473,948,158)	(13,742,167)	(31,516,580)

Net increase (decrease) in net assets resulting from operations	115,739,979	(335,561,025)	2,294,605	(22,686,227)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(30,529,280)	(104,931,005)	(1,816,486)	(10,180,511)

Class C Shares	(5,201,782)	(17,126,354)	(228,181)	(1,631,216)

Institutional Shares	(43,021,573)	(158,129,393)	(3,247,658)	(18,555,690)

Service Shares	(3,311,373)	(10,860,025)	(104,733)	(1,087,463)

Investor Shares	(20,289,833)	(84,678,086)	(2,483,113)	(14,726,644)

Class R6 Shares	(35,438,862)	(89,995,214)	(2,922,586)	(13,318,839)

Class R Shares	(3,837,407)	(9,787,214)	(141,799)	(861,348)

Class P Shares	(6,910,344)	(23,693,905)	(1,710,618)	(7,778,305)

Total distributions to shareholders	(148,540,454)	(499,201,196)	(12,655,174)	(68,140,016)

From share transactions:

Proceeds from sales of shares	317,730,246	368,771,652	106,309,376	111,770,968

Reinvestment of distributions	125,618,879	419,949,153	12,218,594	64,404,245

Cost of shares redeemed	(406,338,014)	(949,098,248)	(107,953,385)	(131,251,860)

Net increase (decrease) in net assets resulting from share transactions	37,011,111	(160,377,443)	10,574,585	44,923,353

TOTAL INCREASE (DECREASE)	4,210,636	(995,139,664)	214,016	(45,902,890)

Net Assets:

Beginning of year	990,943,965	1,986,083,629	370,868,840	416,771,730

End of year	$995,154,601	$990,943,965	$371,082,856	$370,868,840

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Equity Insights Fund		Small Cap Growth Insights Fund
	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022

From operations:

Net investment income (loss)	$2,886,984	$2,559,483	$(176,155)	$(228,155)

Net realized gain (loss)	8,675,604	(37,578,400)	4,972,329	(25,039,521)

Net change in unrealized loss	(23,857,682)	(61,559,876)	(7,699,897)	(53,051,171)

Net decrease in net assets resulting from operations	(12,295,094)	(96,578,793)	(2,903,723)	(78,318,847)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(155,026)	(10,704,326)	(58,136)	(48,790,883)

Class C Shares	–	(2,167,796)	–	(12,321,505)

Institutional Shares	(1,091,362)	(49,102,288)	(142,234)	(75,809,056)

Service Shares	(8,258)	(861,999)	–	–

Investor Shares	(265,848)	(14,260,306)	(63,141)	(35,980,460)

Class R6 Shares	(706,759)	(23,794,917)	(55,058)	(46,540,269)

Class R Shares	(29,161)	(3,915,484)	–	(4,303,299)

Class P Shares	(1,051,530)	(34,137,536)	(19,555)	(5,274,692)

From return of capital:

Class A Shares	–	–	(5,963)	–

Institutional Shares	–	–	(14,589)	–

Investor Shares	–	–	(6,477)	–

Class R6 Shares	–	–	(5,648)	–

Class P Shares	–	–	(2,006)	–

Total distributions to shareholders	(3,307,944)	(138,944,652)	(372,807)	(229,020,164)

From share transactions:

Proceeds from sales of shares	67,624,714	195,372,500	18,168,095	77,704,590

Reinvestment of distributions	3,257,973	137,848,944	346,761	224,260,058

Cost of shares redeemed	(182,907,367)	(255,549,233)	(55,225,047)	(277,436,092)

Net increase (decrease) in net assets resulting from share transactions	(112,024,680)	77,672,211	(36,710,191)	24,528,556

TOTAL DECREASE	(127,627,718)	(157,851,234)	(39,986,721)	(282,810,455)

Net Assets:

Beginning of year	451,753,033	609,604,267	128,389,833	411,200,288

End of year	$324,125,315	$451,753,033	$88,403,112	$128,389,833

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Value Insights Fund		U.S. Equity Insights Fund
	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022

From operations:

Net investment income	$14,885,608	$11,691,367	$5,808,182	$8,943,936

Net realized gain (loss)	1,070,178	11,191,164	48,964,086	(29,674,746)

Net change in unrealized gain (loss)	(79,458,373)	(138,873,024)	5,509,860	(145,041,511)

Net increase (decrease) in net assets resulting from operations	(63,502,587)	(115,990,493)	60,282,128	(165,772,321)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(4,007,688)	(43,779,967)	(2,023,196)	(82,471,108)

Class C Shares	(240,343)	(2,978,431)	(11,372)	(4,771,581)

Institutional Shares	(8,353,206)	(80,217,562)	(2,676,309)	(68,876,505)

Service Shares	–	–	(26,865)	(1,361,000)

Investor Shares	(8,237,683)	(88,616,425)	(1,093,421)	(29,215,058)

Class R6 Shares	(6,994,510)	(65,637,668)	(187,390)	(3,966,077)

Class R Shares	(596,597)	(6,680,785)	–	(4,945,801)

Class P Shares	(1,225,556)	(9,546,149)	(2,535,758)	(65,314,484)

Total distributions to shareholders	(29,655,583)	(297,456,987)	(8,554,311)	(260,921,614)

From share transactions:

Proceeds from sales of shares	219,763,598	558,160,960	123,346,931	300,568,482

Reinvestment of distributions	29,068,208	292,056,096	8,433,552	255,838,078

Cost of shares redeemed	(473,836,087)	(572,442,069)	(299,805,688)	(378,288,855)

Net increase (decrease) in net assets resulting from share transactions	(225,004,281)	277,774,987	(168,025,205)	178,117,705

TOTAL DECREASE	(318,162,451)	(135,672,493)	(116,297,388)	(248,576,230)

Net Assets:

Beginning of year	1,143,773,976	1,279,446,469	973,904,274	1,222,480,504

End of year	$825,611,525	$1,143,773,976	$857,606,886	$973,904,274

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund

	Class A Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$25.20	$48.76		$37.63	$31.54	$31.05

Net investment income (loss)(a)	(0.04)	0.03	(b)	(0.09)	– (c)	0.10

Net realized and unrealized gain (loss)	2.88	(8.25)		15.02	7.31	3.00

Total from investment operations	2.84	(8.22)		14.93	7.31	3.10

Distributions to shareholders from net investment income	(0.02)	–		–	(0.10)	(0.09)

Distributions to shareholders from net realized gains	(4.07)	(15.34)		(3.80)	(1.12)	(2.52)

Total distributions	(4.09)	(15.34)		(3.80)	(1.22)	(2.61)

Net asset value, end of year	$23.95	$25.20		$48.76	$37.63	$31.54

Total Return(d)	13.11%	(24.27)%		42.69%	23.84%	11.28%

Net assets, end of year (in 000’s)	$177,858	$211,454		$336,453	$286,777	$301,506

Ratio of net expenses to average net assets	0.96%	0.92%		0.91%	0.92%	0.93%

Ratio of total expenses to average net assets	1.00%	0.96%		0.94%	0.95%	0.97%

Ratio of net investment income (loss) to average net assets	(0.17)%	0.10	%(b)	(0.21)%	(0.01)%	0.33%

Portfolio turnover rate(e)	206%	200%		214%	218%	192%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.10 per share and 0.32% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund

	Class C Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$19.65	$41.64		$32.87	$27.79	$27.78

Net investment loss(a)	(0.16)	(0.15	)(b)	(0.35)	(0.23)	(0.10)

Net realized and unrealized gain (loss)	2.14	(6.50)		12.92	6.43	2.63

Total from investment operations	1.98	(6.65)		12.57	6.20	2.53

Distributions to shareholders from net realized gains	(4.07)	(15.34)		(3.80)	(1.12)	(2.52)

Net asset value, end of year	$17.56	$19.65		$41.64	$32.87	$27.79

Total Return(c)	12.28%	(24.84)%		41.59%	22.97%	10.42%

Net assets, end of year (in 000’s)	$21,113	$26,260		$47,078	$41,838	$42,004

Ratio of net expenses to average net assets	1.71%	1.67%		1.66%	1.67%	1.68%

Ratio of total expenses to average net assets	1.75%	1.71%		1.69%	1.70%	1.72%

Ratio of net investment loss to average net assets	(0.91)%	(0.64	)%(b)	(0.96)%	(0.76)%	(0.40)%

Portfolio turnover rate(d)	206%	200%		214%	218%	192%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.10 per share and 0.32% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund

	Institutional Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$26.92	$50.98		$39.16	$32.77	$32.17

Net investment income(a)	0.05	0.21	(b)	0.07	0.13	0.23

Net realized and unrealized gain (loss)	3.10	(8.85)		15.66	7.61	3.09

Total from investment operations	3.15	(8.64)		15.73	7.74	3.32

Distributions to shareholders from net investment income	(0.10)	(0.08)		(0.11)	(0.23)	(0.20)

Distributions to shareholders from net realized gains	(4.07)	(15.34)		(3.80)	(1.12)	(2.52)

Total distributions	(4.17)	(15.42)		(3.91)	(1.35)	(2.72)

Net asset value, end of year	$25.90	$26.92		$50.98	$39.16	$32.77

Total Return(c)	13.51%	(24.00)%		43.18%	24.33%	11.70%

Net assets, end of year (in 000’s)	$221,330	$295,292		$893,602	$741,893	$760,316

Ratio of net expenses to average net assets	0.59%	0.55%		0.54%	0.54%	0.54%

Ratio of total expenses to average net assets	0.63%	0.59%		0.57%	0.58%	0.58%

Ratio of net investment income to average net assets	0.20%	0.64	%(b)	0.16%	0.36%	0.72%

Portfolio turnover rate(d)	206%	200%		214%	218%	192%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.10 per share and 0.32% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund

	Service Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$24.42	$47.77		$36.98	$31.02	$30.53

Net investment income (loss)(a)	(0.07)	–	(b)(c)	(0.14)	(0.05)	0.07

Net realized and unrealized gain (loss)	2.77	(8.01)		14.73	7.20	2.95

Total from investment operations	2.70	(8.01)		14.59	7.15	3.02

Distributions to shareholders from net investment income	(0.01)	–		–	(0.07)	(0.01)

Distributions to shareholders from net realized gains	(4.07)	(15.34)		(3.80)	(1.12)	(2.52)

Total distributions	(4.08)	(15.34)		(3.80)	(1.19)	(2.53)

Net asset value, end of year	$23.04	$24.42		$47.77	$36.98	$31.02

Total Return(d)	12.91%	(24.36)%		42.50%	23.68%	11.15%

Net assets, end of year (in 000’s)	$21,347	$19,093		$34,280	$47,346	$50,445

Ratio of net expenses to average net assets	1.09%	1.05%		1.04%	1.04%	1.04%

Ratio of total expenses to average net assets	1.13%	1.09%		1.07%	1.08%	1.08%

Ratio of net investment income (loss) to average net assets	(0.33)%	0.01	%(b)	(0.34)%	(0.13)%	0.22%

Portfolio turnover rate(e)	206%	200%		214%	218%	192%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.10 per share and 0.32% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund

	Investor Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$24.70	$48.07		$37.12	$31.13	$30.69

Net investment income(a)	0.01	0.11	(b)	0.02	0.09	0.17

Net realized and unrealized gain (loss)	2.82	(8.09)		14.80	7.21	2.95

Total from investment operations	2.83	(7.98)		14.82	7.30	3.12

Distributions to shareholders from net investment income	(0.07)	(0.05)		(0.07)	(0.19)	(0.16)

Distributions to shareholders from net realized gains	(4.07)	(15.34)		(3.80)	(1.12)	(2.52)

Total distributions	(4.14)	(15.39)		(3.87)	(1.31)	(2.68)

Net asset value, end of year	$23.39	$24.70		$48.07	$37.12	$31.13

Total Return(c)	13.41%	(24.10)%		43.03%	24.17%	11.56%

Net assets, end of year (in 000’s)	$131,787	$137,645		$271,096	$308,107	$401,677

Ratio of net expenses to average net assets	0.71%	0.67%		0.66%	0.67%	0.68%

Ratio of total expenses to average net assets	0.75%	0.71%		0.69%	0.70%	0.72%

Ratio of net investment income to average net assets	0.06%	0.36	%(b)	0.04%	0.26%	0.58%

Portfolio turnover rate(d)	206%	200%		214%	218%	192%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.10 per share and 0.32% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund

	Class R6 Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$26.90	$50.95		$39.14	$32.75	$32.15

Net investment income(a)	0.04	0.15	(b)	0.08	0.13	0.23

Net realized and unrealized gain (loss)	3.10	(8.76)		15.65	7.61	3.10

Total from investment operations	3.14	(8.61)		15.73	7.74	3.33

Distributions to shareholders from net investment income	(0.11)	(0.10)		(0.12)	(0.23)	(0.21)

Distributions to shareholders from net realized gains	(4.07)	(15.34)		(3.80)	(1.12)	(2.52)

Total distributions	(4.18)	(15.44)		(3.92)	(1.35)	(2.73)

Net asset value, end of year	$25.86	$26.90		$50.95	$39.14	$32.75

Total Return(c)	13.50%	(23.97)%		43.19%	24.36%	11.72%

Net assets, end of year (in 000’s)	$347,130	$225,067		$295,157	$373,079	$313,461

Ratio of net expenses to average net assets	0.58%	0.54%		0.53%	0.53%	0.53%

Ratio of total expenses to average net assets	0.62%	0.58%		0.56%	0.57%	0.57%

Ratio of net investment income to average net assets	0.18%	0.48	%(b)	0.17%	0.36%	0.75%

Portfolio turnover rate(d)	206%	200%		214%	218%	192%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.10 per share and 0.32% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund

	Class R Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$23.91	$47.14		$36.58	$30.73	$30.30

Net investment income (loss)(a)	(0.10)	(0.05	)(b)	(0.19)	(0.08)	0.02

Net realized and unrealized gain (loss)	2.71	(7.84)		14.55	7.12	2.93

Total from investment operations	2.61	(7.89)		14.36	7.04	2.95

Distributions to shareholders from net investment income	–	–		–	(0.07)	–

Distributions to shareholders from net realized gains	(4.07)	(15.34)		(3.80)	(1.12)	(2.52)

Total distributions	(4.07)	(15.34)		(3.80)	(1.19)	(2.52)

Net asset value, end of year	$22.45	$23.91		$47.14	$36.58	$30.73

Total Return(c)	12.80%	(24.46)%		42.33%	23.55%	10.98%

Net assets, end of year (in 000’s)	$25,326	$22,666		$30,111	$27,314	$34,397

Ratio of net expenses to average net assets	1.21%	1.17%		1.16%	1.17%	1.18%

Ratio of total expenses to average net assets	1.25%	1.21%		1.19%	1.20%	1.22%

Ratio of net investment income (loss) to average net assets	(0.44)%	(0.17	)%(b)	(0.46)%	(0.25)%	0.05%

Portfolio turnover rate(d)	206%	200%		214%	218%	192%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.10 per share and 0.32% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund

	Class P Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$26.87	$50.93		$39.12	$32.74	$32.15

Net investment income(a)	0.05	0.15	(b)	0.07	0.13	0.22

Net realized and unrealized gain (loss)	3.10	(8.78)		15.66	7.61	3.10

Total from investment operations	3.15	(8.63)		15.73	7.74	3.32

Distributions to shareholders from net investment income	(0.11)	(0.09)		(0.12)	(0.24)	(0.21)

Distributions to shareholders from net realized gains	(4.07)	(15.34)		(3.80)	(1.12)	(2.52)

Total distributions	(4.18)	(15.43)		(3.92)	(1.36)	(2.73)

Net asset value, end of year	$25.84	$26.87		$50.93	$39.12	$32.74

Total Return(c)	13.55%	(24.00)%		43.21%	24.34%	11.71%

Net assets, end of year (in 000’s)	$49,264	$53,467		$78,307	$59,286	$49,099

Ratio of net expenses to average net assets	0.58%	0.54%		0.53%	0.53%	0.53%

Ratio of total expenses to average net assets	0.62%	0.58%		0.56%	0.57%	0.57%

Ratio of net investment income to average net assets	0.19%	0.47	%(b)	0.17%	0.36%	0.71%

Portfolio turnover rate(d)	206%	200%		214%	218%	192%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.10 per share and 0.32% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund

	Class A Shares

	Year Ended October 31,

	2023	2022		2021		2020	2019

Per Share Data

Net asset value, beginning of year	$21.53	$27.15		$19.23		$21.27	$21.59

Net investment income(a)	0.26	0.24	(b)	0.22	(c)	0.25	0.28

Net realized and unrealized gain (loss)	(0.33)	(1.47)		7.98		(2.03)	0.75

Total from investment operations	(0.07)	(1.23)		8.20		(1.78)	1.03

Distributions to shareholders from net investment income	(0.26)	(0.24)		(0.28)		(0.26)	(0.29)

Distributions to shareholders from net realized gains	(0.46)	(4.15)		–		–	(1.06)

Total distributions	(0.72)	(4.39)		(0.28)		(0.26)	(1.35)

Net asset value, end of year	$20.74	$21.53		$27.15		$19.23	$21.27

Total Return(d)	(0.47)%	(5.42)%		42.87%		(8.34)%	5.30%

Net assets, end of year (in 000’s)	$47,338	$55,887		$62,575		$47,125	$65,556

Ratio of net expenses to average net assets	0.93%	0.93%		0.93%		0.94%	0.95%

Ratio of total expenses to average net assets	1.02%	1.01%		1.03%		1.05%	1.07%

Ratio of net investment income to average net assets	1.21%	1.04	%(b)	0.87	%(c)	1.26%	1.36%

Portfolio turnover rate(e)	208%	209%		215%		212%	225%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.09% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund

	Class C Shares

	Year Ended October 31,

	2023	2022		2021		2020	2019

Per Share Data

Net asset value, beginning of year	$21.29	$26.90		$19.05		$21.06	$21.39

Net investment income(a)	0.10	0.07	(b)	0.04	(c)	0.10	0.12

Net realized and unrealized gain (loss)	(0.33)	(1.46)		7.91		(2.01)	0.75

Total from investment operations	(0.23)	(1.39)		7.95		(1.91)	0.87

Distributions to shareholders from net investment income	(0.09)	(0.07)		(0.10)		(0.10)	(0.14)

Distributions to shareholders from net realized gains	(0.46)	(4.15)		–		–	(1.06)

Total distributions	(0.55)	(4.22)		(0.10)		(0.10)	(1.20)

Net asset value, end of year	$20.51	$21.29		$26.90		$19.05	$21.06

Total Return(d)	(1.20)%	(6.14)%		41.85%		(9.02)%	4.53%

Net assets, end of year (in 000’s)	$7,544	$8,955		$10,713		$8,773	$12,694

Ratio of net expenses to average net assets	1.68%	1.68%		1.68%		1.69%	1.70%

Ratio of total expenses to average net assets	1.77%	1.76%		1.78%		1.80%	1.82%

Ratio of net investment income to average net assets	0.46%	0.32	%(b)	0.16	%(c)	0.52%	0.61%

Portfolio turnover rate(e)	208%	209%		215%		212%	225%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.09% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund

	Institutional Shares

	Year Ended October 31,

	2023	2022		2021		2020	2019

Per Share Data

Net asset value, beginning of year	$21.49	$27.11		$19.20		$21.24	$21.57

Net investment income(a)	0.34	0.32	(b)	0.31	(c)	0.33	0.36

Net realized and unrealized gain (loss)	(0.33)	(1.47)		7.97		(2.04)	0.74

Total from investment operations	0.01	(1.15)		8.28		(1.71)	1.10

Distributions to shareholders from net investment income	(0.34)	(0.32)		(0.37)		(0.33)	(0.37)

Distributions to shareholders from net realized gains	(0.46)	(4.15)		–		–	(1.06)

Total distributions	(0.80)	(4.47)		(0.37)		(0.33)	(1.43)

Net asset value, end of year	$20.70	$21.49		$27.11		$19.20	$21.24

Total Return(d)	(0.10)%	(5.08)%		43.40%		(7.98)%	5.68%

Net assets, end of year (in 000’s)	$74,799	$93,154		$114,706		$88,472	$120,417

Ratio of net expenses to average net assets	0.57%	0.56%		0.56%		0.56%	0.57%

Ratio of total expenses to average net assets	0.66%	0.64%		0.66%		0.67%	0.68%

Ratio of net investment income to average net assets	1.58%	1.43	%(b)	1.26	%(c)	1.64%	1.74%

Portfolio turnover rate(e)	208%	209%		215%		212%	225%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.09% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund

	Service Shares

	Year Ended October 31,

	2023	2022		2021		2020	2019

Per Share Data

Net asset value, beginning of year	$21.66	$27.28		$19.32		$21.36	$21.67

Net investment income(a)	0.24	0.21	(b)	0.19	(c)	0.23	0.27

Net realized and unrealized gain (loss)	(0.35)	(1.48)		8.02		(2.04)	0.75

Total from investment operations	(0.11)	(1.27)		8.21		(1.81)	1.02

Distributions to shareholders from net investment income	(0.22)	(0.20)		(0.25)		(0.23)	(0.27)

Distributions to shareholders from net realized gains	(0.46)	(4.15)		–		–	(1.06)

Total distributions	(0.68)	(4.35)		(0.25)		(0.23)	(1.33)

Net asset value, end of year	$20.87	$21.66		$27.28		$19.32	$21.36

Total Return(d)	(0.62)%	(5.55)%		42.68%		(8.44)%	5.19%

Net assets, end of year (in 000’s)	$2,092	$3,756		$6,769		$5,230	$7,554

Ratio of net expenses to average net assets	1.07%	1.06%		1.06%		1.06%	1.07%

Ratio of total expenses to average net assets	1.16%	1.14%		1.16%		1.17%	1.18%

Ratio of net investment income to average net assets	1.11%	0.93	%(b)	0.76	%(c)	1.13%	1.28%

Portfolio turnover rate(e)	208%	209%		215%		212%	225%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.09% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund

	Investor Shares

	Year Ended October 31,

	2023	2022		2021		2020	2019

Per Share Data

Net asset value, beginning of year	$21.43	$27.04		$19.15		$21.18	$21.51

Net investment income(a)	0.32	0.30	(b)	0.28	(c)	0.31	0.32

Net realized and unrealized gain (loss)	(0.34)	(1.47)		7.95		(2.03)	0.76

Total from investment operations	(0.02)	(1.17)		8.23		(1.72)	1.08

Distributions to shareholders from net investment income	(0.31)	(0.29)		(0.34)		(0.31)	(0.35)

Distributions to shareholders from net realized gains	(0.46)	(4.15)		–		–	(1.06)

Total distributions	(0.77)	(4.44)		(0.34)		(0.31)	(1.41)

Net asset value, end of year	$20.64	$21.43		$27.04		$19.15	$21.18

Total Return(d)	(0.22)%	(5.17)%		43.24%		(8.09)%	5.55%

Net assets, end of year (in 000’s)	$55,448	$74,490		$91,133		$70,302	$134,069

Ratio of net expenses to average net assets	0.68%	0.68%		0.68%		0.69%	0.70%

Ratio of total expenses to average net assets	0.78%	0.76%		0.78%		0.80%	0.82%

Ratio of net investment income to average net assets	1.47%	1.31	%(b)	1.13	%(c)	1.54%	1.58%

Portfolio turnover rate(e)	208%	209%		215%		212%	225%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.09% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund

	Class R6 Shares

	Year Ended October 31,

	2023	2022		2021		2020	2019

Per Share Data

Net asset value, beginning of year	$21.49	$27.11		$19.20		$21.24	$21.56

Net investment income(a)	0.34	0.32	(b)	0.31	(c)	0.32	0.40

Net realized and unrealized gain (loss)	(0.33)	(1.47)		7.98		(2.02)	0.72

Total from investment operations	0.01	(1.15)		8.29		(1.70)	1.12

Distributions to shareholders from net investment income	(0.34)	(0.32)		(0.38)		(0.34)	(0.38)

Distributions to shareholders from net realized gains	(0.46)	(4.15)		–		–	(1.06)

Total distributions	(0.80)	(4.47)		(0.38)		(0.34)	(1.44)

Net asset value, end of year	$20.70	$21.49		$27.11		$19.20	$21.24

Total Return(d)	(0.09)%	(5.07)%		43.42%		(7.97)%	5.73%

Net assets, end of year (in 000’s)	$138,745	$82,457		$79,348		$65,692	$73,981

Ratio of net expenses to average net assets	0.56%	0.55%		0.55%		0.55%	0.55%

Ratio of total expenses to average net assets	0.65%	0.63%		0.65%		0.66%	0.66%

Ratio of net investment income to average net assets	1.58%	1.43	%(b)	1.26	%(c)	1.63%	1.84%

Portfolio turnover rate(e)	208%	209%		215%		212%	225%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.09% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund

	Class R Shares

	Year Ended October 31,

	2023	2022		2021		2020	2019

Per Share Data

Net asset value, beginning of year	$21.35	$26.96		$19.09		$21.12	$21.45

Net investment income(a)	0.21	0.18	(b)	0.16	(c)	0.19	0.23

Net realized and unrealized gain (loss)	(0.34)	(1.46)		7.93		(2.01)	0.74

Total from investment operations	(0.13)	(1.28)		8.09		(1.82)	0.97

Distributions to shareholders from net investment income	(0.20)	(0.18)		(0.22)		(0.21)	(0.24)

Distributions to shareholders from net realized gains	(0.46)	(4.15)		–		–	(1.06)

Total distributions	(0.66)	(4.33)		(0.22)		(0.21)	(1.30)

Net asset value, end of year	$20.56	$21.35		$26.96		$19.09	$21.12

Total Return(d)	(0.73)%	(5.66)%		42.57%		(8.58)%	5.01%

Net assets, end of year (in 000’s)	$3,313	$4,764		$5,450		$4,885	$5,189

Ratio of net expenses to average net assets	1.18%	1.18%		1.18%		1.19%	1.20%

Ratio of total expenses to average net assets	1.28%	1.26%		1.28%		1.30%	1.32%

Ratio of net investment income to average net assets	0.98%	0.81	%(b)	0.64	%(c)	0.99%	1.12%

Portfolio turnover rate(e)	208%	209%		215%		212%	225%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.09% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund

	Class P Shares

	Year Ended October 31,

	2023	2022		2021		2020	2019

Per Share Data

Net asset value, beginning of year	$21.48	$27.10		$19.19		$21.23	$21.55

Net investment income(a)	0.34	0.32	(b)	0.30	(c)	0.32	0.36

Net realized and unrealized gain (loss)	(0.33)	(1.47)		7.99		(2.02)	0.76

Total from investment operations	0.01	(1.15)		8.29		(1.70)	1.12

Distributions to shareholders from net investment income	(0.34)	(0.32)		(0.38)		(0.34)	(0.38)

Distributions to shareholders from net realized gains	(0.46)	(4.15)		–		–	(1.06)

Total distributions	(0.80)	(4.47)		(0.38)		(0.34)	(1.44)

Net asset value, end of year	$20.69	$21.48		$27.10		$19.19	$21.23

Total Return(d)	(0.09)%	(5.07)%		43.44%		(7.97)%	5.74%

Net assets, end of year (in 000’s)	$41,804	$47,406		$46,078		$30,086	$33,601

Ratio of net expenses to average net assets	0.56%	0.55%		0.55%		0.55%	0.56%

Ratio of total expenses to average net assets	0.65%	0.63%		0.65%		0.66%	0.67%

Ratio of net investment income to average net assets	1.58%	1.42	%(b)	1.23	%(c)	1.63%	1.75%

Portfolio turnover rate(e)	208%	209%		215%		212%	225%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.09% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund

	Class A Shares

	Year Ended October 31,

	2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$21.70		$35.35		$22.96	$25.62	$25.74

Net investment income (loss)(a)	0.10	(b)	0.05	(c)	(0.04)	(0.01)	0.05

Net realized and unrealized gain (loss)	(1.11)		(5.10)		12.48	(2.60)	1.23

Total from investment operations	(1.01)		(5.05)		12.44	(2.61)	1.28

Distributions to shareholders from net investment income	(0.10)		–		(0.05)	(0.05)	–

Distributions to shareholders from net realized gains	–		(8.60)		–	–	(1.40)

Total distributions	(0.10)		(8.60)		(0.05)	(0.05)	(1.40)

Net asset value, end of year	$20.59		$21.70		$35.35	$22.96	$25.62

Total Return(d)	(4.64)%		(17.64)%		54.23%	(10.18)%	5.64%

Net assets, end of year (in 000’s)	$23,791		$33,325		$44,195	$34,071	$53,503

Ratio of net expenses to average net assets	1.21%		1.21%		1.21%	1.22%	1.23%

Ratio of total expenses to average net assets	1.30%		1.29%		1.29%	1.30%	1.34%

Ratio of net investment income (loss) to average net assets	0.43	%(b)	0.22	%(c)	(0.13)%	(0.02)%	0.19%

Portfolio turnover rate(e)	145%		155%		165%	141%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.06 per share and 0.25% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.08 per share and 0.31% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund

	Class C Shares

	Year Ended October 31,

	2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$16.89		$29.67		$19.39	$21.75	$22.23

Net investment loss(a)	(0.05	)(b)	(0.10	)(c)	(0.24)	(0.15)	(0.12)

Net realized and unrealized gain (loss)	(0.85)		(4.08)		10.52	(2.21)	1.04

Total from investment operations	(0.90)		(4.18)		10.28	(2.36)	0.92

Distributions to shareholders from net realized gains	–		(8.60)		–	–	(1.40)

Net asset value, end of year	$15.99		$16.89		$29.67	$19.39	$21.75

Total Return(d)	(5.33)%		(18.24)%		53.02%	(10.82)%	4.86%

Net assets, end of year (in 000’s)	$3,749		$5,093		$7,503	$5,951	$7,785

Ratio of net expenses to average net assets	1.96%		1.96%		1.96%	1.97%	1.98%

Ratio of total expenses to average net assets	2.05%		2.04%		2.04%	2.05%	2.09%

Ratio of net investment loss to average net assets	(0.32	)%(b)	(0.53	)%(c)	(0.88)%	(0.78)%	(0.57)%

Portfolio turnover rate(e)	145%		155%		165%	141%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.06 per share and 0.25% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.08 per share and 0.31% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund

	Institutional Shares

	Year Ended October 31,

	2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$23.09		$36.92		$23.98	$26.74	$26.77

Net investment income(a)	0.19	(b)	0.15	(c)	0.09	0.08	0.14

Net realized and unrealized gain (loss)	(1.18)		(5.38)		13.00	(2.69)	1.29

Total from investment operations	(0.99)		(5.23)		13.09	(2.61)	1.43

Distributions to shareholders from net investment income	(0.19)		–		(0.15)	(0.15)	(0.06)

Distributions to shareholders from net realized gains	–		(8.60)		–	–	(1.40)

Total distributions	(0.19)		(8.60)		(0.15)	(0.15)	(1.46)

Net asset value, end of year	$21.91		$23.09		$36.92	$23.98	$26.74

Total Return(d)	(4.28)%		(17.31)%		54.73%	(9.82)%	6.03%

Net assets, end of year (in 000’s)	$90,070		$144,712		$226,678	$216,274	$290,652

Ratio of net expenses to average net assets	0.85%		0.84%		0.84%	0.84%	0.85%

Ratio of total expenses to average net assets	0.94%		0.92%		0.93%	0.92%	0.96%

Ratio of net investment income to average net assets	0.81	%(b)	0.60	%(c)	0.28%	0.34%	0.54%

Portfolio turnover rate(e)	145%		155%		165%	141%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.06 per share and 0.25% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.08 per share and 0.31% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund

	Service Shares

	Year Ended October 31,

	2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$21.13		$34.68		$22.55	$25.17	$25.34

Net investment income (loss)(a)	0.06	(b)	0.02	(c)	(0.08)	(0.03)	0.01

Net realized and unrealized gain (loss)	(1.06)		(4.97)		12.25	(2.56)	1.22

Total from investment operations	(1.00)		(4.95)		12.17	(2.59)	1.23

Distributions to shareholders from net investment income	(0.08)		–		(0.04)	(0.03)	–

Distributions to shareholders from net realized gains	–		(8.60)		–	–	(1.40)

Total distributions	(0.08)		(8.60)		(0.04)	(0.03)	(1.40)

Net asset value, end of year	$20.05		$21.13		$34.68	$22.55	$25.17

Total Return(d)	(4.76)%		(17.73)%		54.06%	(10.29)%	5.52%

Net assets, end of year (in 000’s)	$1,914		$2,357		$3,701	$2,867	$3,141

Ratio of net expenses to average net assets	1.35%		1.34%		1.34%	1.34%	1.35%

Ratio of total expenses to average net assets	1.44%		1.42%		1.43%	1.42%	1.45%

Ratio of net investment income (loss) to average net assets	0.28	%(b)	0.10	%(c)	(0.26)%	(0.15)%	0.04%

Portfolio turnover rate(e)	145%		155%		165%	141%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.06 per share and 0.25% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.08 per share and 0.31% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund

	Investor Shares

	Year Ended October 31,

	2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$21.62		$35.18		$22.85	$25.50	$25.62

Net investment income(a)	0.15	(b)	0.12	(c)	0.05	0.05	0.09

Net realized and unrealized gain (loss)	(1.10)		(5.08)		12.40	(2.58)	1.24

Total from investment operations	(0.95)		(4.96)		12.45	(2.53)	1.33

Distributions to shareholders from net investment income	(0.16)		–		(0.12)	(0.12)	(0.05)

Distributions to shareholders from net realized gains	–		(8.60)		–	–	(1.40)

Total distributions	(0.16)		(8.60)		(0.12)	(0.12)	(1.45)

Net asset value, end of year	$20.51		$21.62		$35.18	$22.85	$25.50

Total Return(d)	(4.38)%		(17.42)%		54.61%	(9.95)%	5.90%

Net assets, end of year (in 000’s)	$27,490		$30,746		$66,963	$64,724	$74,881

Ratio of net expenses to average net assets	0.96%		0.96%		0.96%	0.97%	0.99%

Ratio of total expenses to average net assets	1.05%		1.04%		1.05%	1.05%	1.09%

Ratio of net investment income to average net assets	0.67	%(b)	0.50	%(c)	0.15%	0.22%	0.40%

Portfolio turnover rate(e)	145%		155%		165%	141%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.06 per share and 0.25% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.08 per share and 0.31% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund

	Class R6 Shares

	Year Ended October 31,

	2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$23.10		$36.93		$23.98	$26.74	$26.77

Net investment income(a)	0.19	(b)	0.15	(c)	0.11	0.09	0.16

Net realized and unrealized gain (loss)	(1.18)		(5.38)		13.00	(2.70)	1.27

Total from investment operations	(0.99)		(5.23)		13.11	(2.61)	1.43

Distributions to shareholders from net investment income	(0.20)		–		(0.16)	(0.15)	(0.06)

Distributions to shareholders from net realized gains	–		(8.60)		–	–	(1.40)

Total distributions	(0.20)		(8.60)		(0.16)	(0.15)	(1.46)

Net asset value, end of year	$21.91		$23.10		$36.93	$23.98	$26.74

Total Return(d)	(4.30)%		(17.30)%		54.82%	(9.81)%	6.05%

Net assets, end of year (in 000’s)	$67,575		$83,140		$100,558	$119,496	$153,129

Ratio of net expenses to average net assets	0.84%		0.83%		0.83%	0.83%	0.84%

Ratio of total expenses to average net assets	0.93%		0.91%		0.91%	0.91%	0.94%

Ratio of net investment income to average net assets	0.79	%(b)	0.59	%(c)	0.34%	0.36%	0.63%

Portfolio turnover rate(e)	145%		155%		165%	141%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.06 per share and 0.25% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.08 per share and 0.31% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund

	Class R Shares

	Year Ended October 31,

	2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$20.86		$34.39		$22.36	$24.96	$25.18

Net investment income (loss)(a)	0.05	(b)	(0.01	)(c)	(0.11)	(0.06)	(0.02)

Net realized and unrealized gain (loss)	(1.06)		(4.92)		12.15	(2.54)	1.20

Total from investment operations	(1.01)		(4.93)		12.04	(2.60)	1.18

Distributions to shareholders from net investment income	(0.05)		–		(0.01)	–	–

Distributions to shareholders from net realized gains	–		(8.60)		–	–	(1.40)

Total distributions	(0.05)		(8.60)		(0.01)	–	(1.40)

Net asset value, end of year	$19.80		$20.86		$34.39	$22.36	$24.96

Total Return(d)	(4.84)%		(17.83)%		53.83%	(10.39)%	5.35%

Net assets, end of year (in 000’s)	$3,035		$12,023		$15,767	$13,817	$16,562

Ratio of net expenses to average net assets	1.46%		1.46%		1.46%	1.47%	1.48%

Ratio of total expenses to average net assets	1.56%		1.54%		1.54%	1.55%	1.59%

Ratio of net investment income (loss) to average net assets	0.26	%(b)	(0.04	)%(c)	(0.36)%	(0.28)%	(0.08)%

Portfolio turnover rate(e)	145%		155%		165%	141%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.06 per share and 0.25% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.08 per share and 0.31% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund

	Class P Shares

	Year Ended October 31,

	2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$23.09		$36.92		$23.98	$26.74	$26.77

Net investment income(a)	0.19	(b)	0.15	(c)	0.08	0.09	0.13

Net realized and unrealized gain (loss)	(1.17)		(5.38)		13.02	(2.70)	1.30

Total from investment operations	(0.98)		(5.23)		13.10	(2.61)	1.43

Distributions to shareholders from net investment income	(0.20)		–		(0.16)	(0.15)	(0.06)

Distributions to shareholders from net realized gains	–		(8.60)		–	–	(1.40)

Total distributions	(0.20)		(8.60)		(0.16)	(0.15)	(1.46)

Net asset value, end of year	$21.91		$23.09		$36.92	$23.98	$26.74

Total Return(d)	(4.26)%		(17.31)%		54.78%	(9.81)%	6.06%

Net assets, end of year (in 000’s)	$106,501		$140,356		$144,239	$87,170	$106,039

Ratio of net expenses to average net assets	0.84%		0.83%		0.83%	0.83%	0.84%

Ratio of total expenses to average net assets	0.93%		0.91%		0.92%	0.91%	0.94%

Ratio of net investment income to average net assets	0.80	%(b)	0.58	%(c)	0.23%	0.36%	0.53%

Portfolio turnover rate(e)	145%		155%		165%	141%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.06 per share and 0.25% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.08 per share and 0.31% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund

	Class A Shares

	Year Ended October 31,

	2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$11.94		$47.18		$34.29	$35.08	$37.25

Net investment loss(a)	(0.04	)(b)	(0.05	)(c)	(0.28)	(0.17)	(0.12)

Net realized and unrealized gain (loss)	(0.46)		(6.01)		14.62	(0.13)	1.76

Total from investment operations	(0.50)		(6.06)		14.34	(0.30)	1.64

Distributions to shareholders from net investment income	(0.02)		–		(0.04)	– (d)	–

Distributions to shareholders from net realized gains	–		(29.18)		(1.41)	(0.49)	(3.81)

Total distributions	(0.02)		(29.18)		(1.45)	(0.49)	(3.81)

Net asset value, end of year	$11.42		$11.94		$47.18	$34.29	$35.08

Total Return(e)	(4.15)%		(25.73)%		42.51%	(0.95)%	5.65%

Net assets, end of year (in 000’s)	$27,037		$32,695		$59,166	$50,865	$84,557

Ratio of net expenses to average net assets	1.21%		1.21%		1.21%	1.22%	1.24%

Ratio of total expenses to average net assets	1.45%		1.40%		1.33%	1.30%	1.32%

Ratio of net investment loss to average net assets	(0.36	)%(b)	(0.37	)%(c)	(0.64)%	(0.51)%	(0.36)%

Portfolio turnover rate(f)	153%		155%		170%	144%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.13% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.07 per share and 0.34% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund

	Class C Shares

	Year Ended October 31,

	2023		2022		2021	2020	2019

Per Share Data*

Net asset value, beginning of year	$19.39		$306.54		$227.34	$235.44	$260.82

Net investment loss(a)	(0.22	)(b)	(0.24	)(c)	(4.05)	(2.79)	(2.52)

Net realized and unrealized gain (loss)	(0.71)		(24.29)		96.30	(0.90)	11.43

Total from investment operations	(0.93)		(24.53)		92.25	(3.69)	8.91

Distributions to shareholders from net investment income	–		–		(0.36)	– (d)	–

Distributions to shareholders from net realized gains	–		(262.62)		(12.69)	(4.41)	(34.29)

Total distributions	–		(262.62)		(13.05)	(4.41)	(34.29)

Net asset value, end of year	$18.46		$19.39		$306.54	$227.34	$235.44

Total Return(e)	(4.80)%		(26.49)%		41.47%	(1.70)%	4.92%

Net assets, end of year (in 000’s)	$2,829		$4,687		$7,866	$6,439	$8,303

Ratio of net expenses to average net assets	1.96%		1.96%		1.96%	1.97%	1.99%

Ratio of total expenses to average net assets	2.21%		2.14%		2.08%	2.05%	2.07%

Ratio of net investment loss to average net assets	(1.08	)%(b)	(1.10	)%(c)	(1.39)%	(1.26)%	(1.11)%

Portfolio turnover rate(f)	153%		155%		170%	144%	140%

*	On June 10, 2022, the Fund’s Class C Shares affected a 9-for-1 reverse share split. All per share data prior to June 10, 2022 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.13% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.07 per share and 0.34% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund

	Institutional Shares

	Year Ended October 31,

	2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$19.51		$57.27		$41.22	$41.92	$43.56

Net investment income (loss)(a)	–	(b)(c)	0.01	(d)	(0.13)	(0.05)	0.01

Net realized and unrealized gain (loss)	(0.74)		(8.59)		17.63	(0.16)	2.16

Total from investment operations	(0.74)		(8.58)		17.50	(0.21)	2.17

Distributions to shareholders from net investment income	(0.06)		–		(0.04)	– (c)	–

Distributions to shareholders from net realized gains	–		(29.18)		(1.41)	(0.49)	(3.81)

Distributions to shareholders from return of capital	(0.01)		–		–	–	–

Total distributions	(0.07)		(29.18)		(1.45)	(0.49)	(3.81)

Net asset value, end of year	$18.70		$19.51		$57.27	$41.22	$41.92

Total Return(e)	(3.78)%		(25.48)%		43.04%	(0.57)%	6.08%

Net assets, end of year (in 000’s)	$27,490		$43,621		$163,028	$200,116	$349,348

Ratio of net expenses to average net assets	0.85%		0.84%		0.84%	0.84%	0.85%

Ratio of total expenses to average net assets	1.09%		1.01%		0.96%	0.92%	0.93%

Ratio of net investment income (loss) to average net assets	0.02	%(b)	0.04	%(d)	(0.25)%	(0.13)%	0.02%

Portfolio turnover rate(f)	153%		155%		170%	144%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.13% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Reflects income recognized from special dividends which amounts to $0.07 per share and 0.34% of average net assets.
(e)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund

	Investor Shares

	Year Ended October 31,

	2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$13.29		$48.95		$35.44	$36.16	$38.18

Net investment loss(a)	(0.01	)(b)	(0.02	)(c)	(0.15)	(0.09)	(0.04)

Net realized and unrealized gain (loss)	(0.50)		(6.46)		15.11	(0.14)	1.83

Total from investment operations	(0.51)		(6.48)		14.96	(0.23)	1.79

Distributions to shareholders from net investment income	(0.05)		–		(0.04)	– (d)	–

Distributions to shareholders from net realized gains	–		(29.18)		(1.41)	(0.49)	(3.81)

Total distributions	(0.05)		(29.18)		(1.45)	(0.49)	(3.81)

Net asset value, end of year	$12.73		$13.29		$48.95	$35.44	$36.16

Total Return(e)	(3.85)%		(25.59)%		42.89%	(0.72)%	5.93%

Net assets, end of year (in 000’s)	$15,956		$20,880		$66,827	$442,743	$378,807

Ratio of net expenses to average net assets	0.96%		0.96%		0.96%	0.97%	0.99%

Ratio of total expenses to average net assets	1.21%		1.14%		1.06%	1.05%	1.07%

Ratio of net investment loss to average net assets	(0.11	)%(b)	(0.10	)%(c)	(0.32)%	(0.26)%	(0.12)%

Portfolio turnover rate(f)	153%		155%		170%	144%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.13% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.07 per share and 0.34% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund

	Class R6 Shares

	Year Ended October 31,

	2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$19.54		$57.31		$41.24	$41.95	$43.58

Net investment income (loss)(a)	0.01	(b)	0.02	(c)	(0.10)	(0.05)	–

Net realized and unrealized gain (loss)	(0.74)		(8.61)		17.62	(0.17)	2.18

Total from investment operations	(0.73)		(8.59)		17.52	(0.22)	2.18

Distributions to shareholders from net investment income	(0.06)		–		(0.04)	– (d)	–

Distributions to shareholders from net realized gains	–		(29.18)		(1.41)	(0.49)	(3.81)

Distributions to shareholders from return of capital	(0.01)		–		–	–	–

Total distributions	(0.07)		(29.18)		(1.45)	(0.49)	(3.81)

Net asset value, end of year	$18.74		$19.54		$57.31	$41.24	$41.95

Total Return(e)	(3.78)%		(25.45)%		43.07%	(0.57)%	6.08%

Net assets, end of year (in 000’s)	$7,222		$17,370		$96,907	$263,023	$307,820

Ratio of net expenses to average net assets	0.84%		0.83%		0.83%	0.83%	0.84%

Ratio of total expenses to average net assets	1.10%		0.99%		0.93%	0.91%	0.93%

Ratio of net investment income (loss) to average net assets	0.07	%(b)	0.07	%(c)	(0.19)%	(0.12)%	(0.01)%

Portfolio turnover rate(f)	153%		155%		170%	144%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.13% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.07 per share and 0.34% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund

	Class R Shares

	Year Ended October 31,

	2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.16		$44.83		$32.71	$33.58	$35.90

Net investment loss(a)	(0.06	)(b)	(0.08	)(c)	(0.36)	(0.25)	(0.20)

Net realized and unrealized gain (loss)	(0.39)		(5.41)		13.93	(0.13)	1.69

Total from investment operations	(0.45)		(5.49)		13.57	(0.38)	1.49

Distributions to shareholders from net investment income	–		–		(0.04)	– (d)	–

Distributions to shareholders from net realized gains	–		(29.18)		(1.41)	(0.49)	(3.81)

Total distributions	–		(29.18)		(1.45)	(0.49)	(3.81)

Net asset value, end of year	$9.71		$10.16		$44.83	$32.71	$33.58

Total Return(e)	(4.43)%		(25.92)%		42.20%	(1.23)%	5.42%

Net assets, end of year (in 000’s)	$3,130		$3,863		$6,605	$8,168	$19,707

Ratio of net expenses to average net assets	1.46%		1.46%		1.46%	1.47%	1.49%

Ratio of total expenses to average net assets	1.70%		1.65%		1.57%	1.55%	1.57%

Ratio of net investment loss to average net assets	(0.61	)%(b)	(0.64	)%(c)	(0.86)%	(0.77)%	(0.61)%

Portfolio turnover rate(f)	153%		155%		170%	144%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.13% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.07 per share and 0.34% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund

	Class P Shares

	Year Ended October 31,

	2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$19.54		$57.31		$41.24	$41.94	$43.58

Net investment income (loss)(a)	–	(b)(c)	–	(c)(d)	(0.13)	(0.05)	0.01

Net realized and unrealized gain (loss)	(0.73)		(8.59)		17.65	(0.16)	2.16

Total from investment operations	(0.73)		(8.59)		17.52	(0.21)	2.17

Distributions to shareholders from net investment income	(0.07)		–		(0.04)	– (c)	–

Distributions to shareholders from net realized gains	–		(29.18)		(1.41)	(0.49)	(3.81)

Distributions to shareholders from return of capital	(0.01)		–		–	–	–

Total distributions	(0.08)		(29.18)		(1.45)	(0.49)	(3.81)

Net asset value, end of year	$18.73		$19.54		$57.31	$41.24	$41.94

Total Return(e)	(3.74)%		(25.49)%		43.07%	(0.57)%	6.08%

Net assets, end of year (in 000’s)	$4,739		$5,274		$10,801	$10,241	$12,534

Ratio of net expenses to average net assets	0.84%		0.83%		0.83%	0.83%	0.84%

Ratio of total expenses to average net assets	1.08%		1.01%		0.95%	0.91%	0.93%

Ratio of net investment income (loss) to average net assets	0.02	%(b)	(0.00	)%(d)	(0.25)%	(0.12)%	0.02%

Portfolio turnover rate(f)	153%		155%		170%	144%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.13% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Reflects income recognized from special dividends which amounts to $0.07 per share and 0.34% of average net assets.
(e)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund

	Class A Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$34.42	$53.90		$32.93	$39.69	$42.30

Net investment income(a)	0.41	0.27	(b)	0.24	0.19	0.25

Net realized and unrealized gain (loss)	(2.86)	(4.48)		21.00	(6.70)	1.17

Total from investment operations	(2.45)	(4.21)		21.24	(6.51)	1.42

Distributions to shareholders from net investment income	(0.50)	(0.31)		(0.27)	(0.25)	(0.19)

Distributions to shareholders from net realized gains	(0.66)	(14.96)		–	–	(3.84)

Total distributions	(1.16)	(15.27)		(0.27)	(0.25)	(4.03)

Net asset value, end of year	$30.81	$34.42		$53.90	$32.93	$39.69

Total Return(c)	(7.32)%	(9.67)%		64.75%	(16.49)%	4.40%

Net assets, end of year (in 000’s)	$101,472	$119,953		$154,971	$98,493	$132,886

Ratio of net expenses to average net assets	1.21%	1.21%		1.21%	1.22%	1.25%

Ratio of total expenses to average net assets	1.27%	1.26%		1.26%	1.31%	1.39%

Ratio of net investment income to average net assets	1.25%	0.73	%(b)	0.49%	0.56%	0.67%

Portfolio turnover rate(d)	136%	173%		187%	153%	142%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.15 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund

	Class C Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$18.74	$36.61		$22.48	$27.24	$30.35

Net investment income (loss)(a)	0.09	–	(b)(c)	(0.08)	(0.04)	(0.02)

Net realized and unrealized gain (loss)	(1.53)	(2.69)		14.32	(4.61)	0.75

Total from investment operations	(1.44)	(2.69)		14.24	(4.65)	0.73

Distributions to shareholders from net investment income	(0.38)	(0.22)		(0.11)	(0.11)	–

Distributions to shareholders from net realized gains	(0.66)	(14.96)		–	–	(3.84)

Total distributions	(1.04)	(15.18)		(0.11)	(0.11)	(3.84)

Net asset value, end of year	$16.26	$18.74		$36.61	$22.48	$27.24

Total Return(d)	(8.01)%	(10.33)%		63.49%	(17.11)%	3.67%

Net assets, end of year (in 000’s)	$2,648	$4,536		$7,118	$5,313	$7,961

Ratio of net expenses to average net assets	1.96%	1.96%		1.96%	1.97%	2.00%

Ratio of total expenses to average net assets	2.02%	2.01%		2.01%	2.06%	2.14%

Ratio of net investment income (loss) to average net assets	0.52%	(0.02	)%(b)	(0.25)%	(0.19)%	(0.07)%

Portfolio turnover rate(e)	136%	173%		187%	153%	142%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.15 per share and 0.33% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund

	Institutional Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$52.11	$73.39		$44.70	$53.74	$55.71

Net investment income(a)	0.82	0.60	(b)	0.56	0.43	0.47

Net realized and unrealized gain (loss)	(4.39)	(6.48)		28.53	(9.07)	1.73

Total from investment operations	(3.57)	(5.88)		29.09	(8.64)	2.20

Distributions to shareholders from net investment income	(0.63)	(0.44)		(0.40)	(0.40)	(0.33)

Distributions to shareholders from net realized gains	(0.66)	(14.96)		–	–	(3.84)

Total distributions	(1.29)	(15.40)		(0.40)	(0.40)	(4.17)

Net asset value, end of year	$47.25	$52.11		$73.39	$44.70	$53.74

Total Return(c)	(6.98)%	(9.32)%		65.37%	(16.19)%	4.81%

Net assets, end of year (in 000’s)	$269,189	$347,239		$379,380	$190,491	$192,820

Ratio of net expenses to average net assets	0.85%	0.84%		0.84%	0.84%	0.87%

Ratio of total expenses to average net assets	0.90%	0.89%		0.89%	0.93%	1.02%

Ratio of net investment income to average net assets	1.62%	1.09	%(b)	0.86%	0.93%	0.96%

Portfolio turnover rate(d)	136%	173%		187%	153%	142%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.15 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund

	Investor Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$34.20	$53.64		$32.77	$39.53	$42.18

Net investment income(a)	0.51	0.37	(b)	0.36	0.25	0.30

Net realized and unrealized gain (loss)	(2.87)	(4.46)		20.88	(6.64)	1.20

Total from investment operations	(2.36)	(4.09)		21.24	(6.39)	1.50

Distributions to shareholders from net investment income	(0.56)	(0.39)		(0.37)	(0.37)	(0.31)

Distributions to shareholders from net realized gains	(0.66)	(14.96)		–	–	(3.84)

Total distributions	(1.22)	(15.35)		(0.37)	(0.37)	(4.15)

Net asset value, end of year	$30.62	$34.20		$53.64	$32.77	$39.53

Total Return(c)	(7.07)%	(9.44)%		65.17%	(16.32)%	4.69%

Net assets, end of year (in 000’s)	$157,291	$336,969		$363,808	$273,560	$59,800

Ratio of net expenses to average net assets	0.96%	0.96%		0.96%	0.97%	1.01%

Ratio of total expenses to average net assets	1.02%	1.01%		1.01%	1.06%	1.15%

Ratio of net investment income to average net assets	1.54%	0.99	%(b)	0.75%	0.77%	0.83%

Portfolio turnover rate(d)	136%	173%		187%	153%	142%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.15 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund

	Class R6 Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$52.10	$73.38		$44.70	$53.73	$55.71

Net investment income(a)	0.82	0.62	(b)	0.57	0.43	0.45

Net realized and unrealized gain (loss)	(4.39)	(6.49)		28.51	(9.06)	1.75

Total from investment operations	(3.57)	(5.87)		29.08	(8.63)	2.20

Distributions to shareholders from net investment income	(0.63)	(0.45)		(0.40)	(0.40)	(0.34)

Distributions to shareholders from net realized gains	(0.66)	(14.96)		–	–	(3.84)

Total distributions	(1.29)	(15.41)		(0.40)	(0.40)	(4.18)

Net asset value, end of year	$47.24	$52.10		$73.38	$44.70	$53.73

Total Return(c)	(6.97)%	(9.31)%		65.36%	(16.17)%	4.83%

Net assets, end of year (in 000’s)	$243,638	$273,667		$306,101	$158,330	$118,331

Ratio of net expenses to average net assets	0.84%	0.83%		0.83%	0.83%	0.86%

Ratio of total expenses to average net assets	0.89%	0.88%		0.88%	0.93%	1.00%

Ratio of net investment income to average net assets	1.62%	1.11	%(b)	0.86%	0.94%	0.91%

Portfolio turnover rate(d)	136%	173%		187%	153%	142%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.15 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund

	Class R Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$33.20	$52.56		$32.21	$38.96	$41.63

Net investment income(a)	0.32	0.17	(b)	0.11	0.10	0.08

Net realized and unrealized gain (loss)	(2.77)	(4.33)		20.52	(6.56)	1.22

Total from investment operations	(2.45)	(4.16)		20.63	(6.46)	1.30

Distributions to shareholders from net investment income	(0.41)	(0.24)		(0.28)	(0.29)	(0.13)

Distributions to shareholders from net realized gains	(0.66)	(14.96)		–	–	(3.84)

Total distributions	(1.07)	(15.20)		(0.28)	(0.29)	(3.97)

Net asset value, end of year	$29.68	$33.20		$52.56	$32.21	$38.96

Total Return(c)	(7.56)%	(9.88)%		64.31%	(16.70)%	4.14%

Net assets, end of year (in 000’s)	$16,443	$18,476		$22,584	$14,038	$8,514

Ratio of net expenses to average net assets	1.46%	1.46%		1.46%	1.47%	1.53%

Ratio of total expenses to average net assets	1.52%	1.51%		1.51%	1.56%	1.69%

Ratio of net investment income to average net assets	0.99%	0.47	%(b)	0.24%	0.30%	0.23%

Portfolio turnover rate(d)	136%	173%		187%	153%	142%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.15 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund

	Class P Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$52.09	$73.38		$44.69	$53.72	$55.70

Net investment income(a)	0.82	0.61	(b)	0.57	0.44	0.54

Net realized and unrealized gain (loss)	(4.38)	(6.49)		28.52	(9.07)	1.66

Total from investment operations	(3.56)	(5.88)		29.09	(8.63)	2.20

Distributions to shareholders from net investment income	(0.64)	(0.45)		(0.40)	(0.40)	(0.34)

Distributions to shareholders from net realized gains	(0.66)	(14.96)		–	–	(3.84)

Total distributions	(1.30)	(15.41)		(0.40)	(0.40)	(4.18)

Net asset value, end of year	$47.23	$52.09		$73.38	$44.69	$53.72

Total Return(c)	(6.97)%	(9.32)%		65.36%	(16.18)%	4.82%

Net assets, end of year (in 000’s)	$34,930	$42,933		$45,484	$28,504	$47,977

Ratio of net expenses to average net assets	0.84%	0.83%		0.83%	0.83%	0.85%

Ratio of total expenses to average net assets	0.89%	0.88%		0.88%	0.92%	0.99%

Ratio of net investment income to average net assets	1.62%	1.10	%(b)	0.88%	0.94%	1.07%

Portfolio turnover rate(d)	136%	173%		187%	153%	142%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.15 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund

	Class A Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$48.39	$72.68		$53.72	$49.48	$47.72

Net investment income(a)	0.20	0.33	(b)	0.20	0.28	0.44

Net realized and unrealized gain (loss)	2.85	(8.80)		21.27	4.67	3.14

Total from investment operations	3.05	(8.47)		21.47	4.95	3.58

Distributions to shareholders from net investment income	(0.34)	(0.25)		(0.28)	(0.71)	(0.17)

Distributions to shareholders from net realized gains	–	(15.57)		(2.23)	–	(1.65)

Total distributions	(0.34)	(15.82)		(2.51)	(0.71)	(1.82)

Net asset value, end of year	$51.10	$48.39		$72.68	$53.72	$49.48

Total Return(c)	6.37%	(14.87)%		41.26%	10.04%	7.98%

Net assets, end of year (in 000’s)	$276,758	$288,769		$380,721	$294,540	$299,440

Ratio of net expenses to average net assets	0.93%	0.93%		0.93%	0.94%	0.94%

Ratio of total expenses to average net assets	0.97%	0.97%		0.97%	1.00%	1.01%

Ratio of net investment income to average net assets	0.40%	0.62	%(b)	0.31%	0.55%	0.93%

Portfolio turnover rate(d)	203%	205%		214%	213%	199%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.13 per share and 0.23% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund

	Class C Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$40.94	$64.06		$47.71	$44.04	$42.80

Net investment income (loss)(a)	(0.14)	(0.06	)(b)	(0.25)	(0.09)	0.08

Net realized and unrealized gain (loss)	2.41	(7.49)		18.83	4.16	2.81

Total from investment operations	2.27	(7.55)		18.58	4.07	2.89

Distributions to shareholders from net investment income	(0.03)	–		–	(0.40)	–

Distributions to shareholders from net realized gains	–	(15.57)		(2.23)	–	(1.65)

Total distributions	(0.03)	(15.57)		(2.23)	(0.40)	(1.65)

Net asset value, end of year	$43.18	$40.94		$64.06	$47.71	$44.04

Total Return(c)	5.56%	(15.50)%		40.22%	9.25%	7.20%

Net assets, end of year (in 000’s)	$12,429	$14,311		$19,252	$16,275	$15,854

Ratio of net expenses to average net assets	1.68%	1.68%		1.68%	1.69%	1.69%

Ratio of total expenses to average net assets	1.72%	1.72%		1.72%	1.75%	1.76%

Ratio of net investment income (loss) to average net assets	(0.34)%	(0.13	)%(b)	(0.44)%	(0.20)%	0.18%

Portfolio turnover rate(d)	203%	205%		214%	213%	199%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.13 per share and 0.23% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund

	Institutional Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$50.70	$75.37		$55.60	$51.16	$49.30

Net investment income(a)	0.41	0.55	(b)	0.45	0.50	0.72

Net realized and unrealized gain (loss)	2.97	(9.20)		22.02	4.82	3.14

Total from investment operations	3.38	(8.65)		22.47	5.32	3.86

Distributions to shareholders from net investment income	(0.54)	(0.45)		(0.47)	(0.88)	(0.35)

Distributions to shareholders from net realized gains	–	(15.57)		(2.23)	–	(1.65)

Total distributions	(0.54)	(16.02)		(2.70)	(0.88)	(2.00)

Net asset value, end of year	$53.54	$50.70		$75.37	$55.60	$51.16

Total Return(c)	6.75%	(14.55)%		41.79%	10.47%	8.39%

Net assets, end of year (in 000’s)	$243,864	$253,657		$325,457	$255,177	$295,408

Ratio of net expenses to average net assets	0.57%	0.56%		0.56%	0.56%	0.55%

Ratio of total expenses to average net assets	0.61%	0.60%		0.60%	0.62%	0.60%

Ratio of net investment income to average net assets	0.77%	0.99	%(b)	0.68%	0.94%	1.40%

Portfolio turnover rate(d)	203%	205%		214%	213%	199%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.13 per share and 0.23% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund

	Service Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$48.01	$72.21		$53.38	$49.19	$47.41

Net investment income(a)	0.13	0.26	(b)	0.11	0.22	0.38

Net realized and unrealized gain (loss)	2.82	(8.74)		21.14	4.64	3.13

Total from investment operations	2.95	(8.48)		21.25	4.86	3.51

Distributions to shareholders from net investment income	(0.27)	(0.15)		(0.19)	(0.67)	(0.08)

Distributions to shareholders from net realized gains	–	(15.57)		(2.23)	–	(1.65)

Total distributions	(0.27)	(15.72)		(2.42)	(0.67)	(1.73)

Net asset value, end of year	$50.69	$48.01		$72.21	$53.38	$49.19

Total Return(c)	6.20%	(14.98)%		41.08%	9.93%	7.86%

Net assets, end of year (in 000’s)	$5,082	$4,781		$6,302	$5,761	$6,700

Ratio of net expenses to average net assets	1.07%	1.06%		1.06%	1.06%	1.05%

Ratio of total expenses to average net assets	1.11%	1.10%		1.10%	1.12%	1.13%

Ratio of net investment income to average net assets	0.26%	0.49	%(b)	0.17%	0.44%	0.81%

Portfolio turnover rate(d)	203%	205%		214%	213%	199%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.13 per share and 0.23% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund

	Investor Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$47.56	$71.70		$53.02	$48.84	$47.17

Net investment income(a)	0.35	0.46	(b)	0.36	0.42	0.54

Net realized and unrealized gain (loss)	2.76	(8.63)		20.96	4.59	3.09

Total from investment operations	3.11	(8.17)		21.32	5.01	3.63

Distributions to shareholders from net investment income	(0.49)	(0.40)		(0.41)	(0.83)	(0.31)

Distributions to shareholders from net realized gains	–	(15.57)		(2.23)	–	(1.65)

Total distributions	(0.49)	(15.97)		(2.64)	(0.83)	(1.96)

Net asset value, end of year	$50.18	$47.56		$71.70	$53.02	$48.84

Total Return(c)	6.62%	(14.65)%		41.61%	10.33%	8.25%

Net assets, end of year (in 000’s)	$45,491	$87,159		$127,076	$88,924	$116,633

Ratio of net expenses to average net assets	0.68%	0.68%		0.68%	0.69%	0.69%

Ratio of total expenses to average net assets	0.72%	0.72%		0.72%	0.75%	0.76%

Ratio of net investment income to average net assets	0.71%	0.87	%(b)	0.56%	0.84%	1.17%

Portfolio turnover rate(d)	203%	205%		214%	213%	199%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.13 per share and 0.23% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund

	Class R6 Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$50.64	$75.30		$55.56	$51.13	$49.27

Net investment income(a)	0.40	0.52	(b)	0.46	0.50	0.76

Net realized and unrealized gain (loss)	2.97	(9.15)		21.99	4.83	3.10

Total from investment operations	3.37	(8.63)		22.45	5.33	3.86

Distributions to shareholders from net investment income	(0.54)	(0.46)		(0.48)	(0.90)	(0.35)

Distributions to shareholders from net realized gains	–	(15.57)		(2.23)	–	(1.65)

Total distributions	(0.54)	(16.03)		(2.71)	(0.90)	(2.00)

Net asset value, end of year	$53.47	$50.64		$75.30	$55.56	$51.13

Total Return(c)	6.75%	(14.54)%		41.78%	10.49%	8.38%

Net assets, end of year (in 000’s)	$20,915	$17,987		$14,142	$8,871	$12,068

Ratio of net expenses to average net assets	0.56%	0.55%		0.55%	0.55%	0.54%

Ratio of total expenses to average net assets	0.60%	0.59%		0.60%	0.61%	0.59%

Ratio of net investment income to average net assets	0.75%	0.95	%(b)	0.69%	0.95%	1.49%

Portfolio turnover rate(d)	203%	205%		214%	213%	199%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.13 per share and 0.23% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund

	Class R Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$47.07	$71.12		$52.63	$48.47	$46.74

Net investment income(a)	0.09	0.19	(b)	0.07	0.16	0.32

Net realized and unrealized gain (loss)	2.78	(8.58)		20.80	4.57	3.08

Total from investment operations	2.87	(8.39)		20.87	4.73	3.40

Distributions to shareholders from net investment income	–	(0.09)		(0.15)	(0.57)	(0.02)

Distributions to shareholders from net realized gains	–	(15.57)		(2.23)	–	(1.65)

Total distributions	–	(15.66)		(2.38)	(0.57)	(1.67)

Net asset value, end of year	$49.94	$47.07		$71.12	$52.63	$48.47

Total Return(c)	6.10%	(15.08)%		40.91%	9.79%	7.72%

Net assets, end of year (in 000’s)	$6,890	$17,488		$22,030	$41,005	$44,555

Ratio of net expenses to average net assets	1.18%	1.18%		1.18%	1.19%	1.19%

Ratio of total expenses to average net assets	1.22%	1.22%		1.22%	1.25%	1.26%

Ratio of net investment income to average net assets	0.18%	0.37	%(b)	0.11%	0.31%	0.69%

Portfolio turnover rate(d)	203%	205%		214%	213%	199%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.13 per share and 0.23% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund

	Class P Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$50.65	$75.31		$55.56	$51.14	$49.28

Net investment income(a)	0.41	0.55	(b)	0.46	0.50	0.65

Net realized and unrealized gain (loss)	2.96	(9.18)		22.00	4.83	3.21

Total from investment operations	3.37	(8.63)		22.46	5.33	3.86

Distributions to shareholders from net investment income	(0.54)	(0.46)		(0.48)	(0.91)	(0.35)

Distributions to shareholders from net realized gains	–	(15.57)		(2.23)	–	(1.65)

Total distributions	(0.54)	(16.03)		(2.71)	(0.91)	(2.00)

Net asset value, end of year	$53.48	$50.65		$75.31	$55.56	$51.14

Total Return(c)	6.75%	(14.54)%		41.80%	10.49%	8.40%

Net assets, end of year (in 000’s)	$246,177	$289,752		$327,501	$245,632	$225,899

Ratio of net expenses to average net assets	0.56%	0.55%		0.55%	0.55%	0.54%

Ratio of total expenses to average net assets	0.60%	0.59%		0.59%	0.61%	0.62%

Ratio of net investment income to average net assets	0.78%	1.00	%(b)	0.68%	0.94%	1.33%

Portfolio turnover rate(d)	203%	205%		214%	213%	199%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.13 per share and 0.23% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements October 31, 2023

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Large Cap Growth Insights	A, C, Institutional, Service, Investor, R6, R and P	Non-diversified

Large Cap Value Insights	A, C, Institutional, Service, Investor, R6, R and P	Diversified

Small Cap Equity Insights	A, C, Institutional, Service, Investor, R6, R and P	Diversified

Small Cap Growth Insights	A, C, Institutional, Investor, R6, R and P	Diversified

Small Cap Value Insights	A, C, Institutional, Investor, R6, R and P	Diversified

U.S. Equity Insights	A, C, Institutional, Service, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

107

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued) October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Large Cap Growth Insights	Annually	Annually

Large Cap Value Insights	Quarterly	Annually

Small Cap Equity Insights	Annually	Annually

Small Cap Growth Insights	Annually	Annually

Small Cap Value Insights	Annually	Annually

U.S. Equity Insights	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

108

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing

109

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued) October 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2023:

Large Cap Growth Insights Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$949,025,339	$—	$—

Investment Company	7,351,815	—	—

Total	$956,377,154	$—	$—

Derivative Type

Assets

Futures Contracts(b)	$207,196	$—	$—

Large Cap Value Insights Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$336,950,207	$—	$—

Investment Company	3,387,027	—	—

Total	$340,337,234	$—	$—

Derivative Type

Assets

Futures Contracts(b)	$66,228	$—	$—

110

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Small Cap Equity Insights Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$2,313,930	$—	$—

Asia	2,112,564	—	—

Europe	2,922,468	—	—

North America	310,008,713	—	—

South America	1,448,363	—	—

Investment Company	521,166	—	—

Securities Lending Reinvestment Vehicle	1,274,479	—	—

Total	$320,601,683	$—	$—

Small Cap Growth Insights Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$485,305	$—	$—

Asia	1,331,311	—	—

Europe	494,180	—	—

North America	85,098,681	—	—

South America	520,151	—	—

Securities Lending Reinvestment Vehicle	533,001	—	—

Total	$88,462,629	$—	$—

Derivative Type

Liabilities

Futures Contracts(b)	$(20,389)	$—	$—

Small Cap Value Insights Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$4,263,535	$—	$—

Asia	612,171	—	—

Europe	12,988,027	—	—

North America	790,241,547	—	—

South America	4,262,746	—	—

Investment Company	4,600,596	—	—

Securities Lending Reinvestment Vehicle	2,105,092	—	—

Total	$819,073,714	$—	$—

Derivative Type

Liabilities

Futures Contracts(b)	$(1,176,120)	$—	$—

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Notes to Financial Statements (continued) October 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. Equity Insights Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)
North America	$853,981,387	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Large Cap Growth Insights Fund

Risk	Statements for Assets and Liabilities	Assets[1]	Statements for Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$207,196		$—

Large Cap Value Insights Fund

Risk	Statements for Assets and Liabilities	Assets[1]	Statements for Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$66,228		$—

Small Cap Growth Insights Fund

Risk	Statements for Assets and Liabilities	Assets[1]	Statements for Assets and Liabilities	Liabilities[1]
Equity		$—	Variation margin on futures contracts	$(20,389)

Small Cap Value Insights Fund

Risk	Statements for Assets and Liabilities	Assets[1]	Statements for Assets and Liabilities	Liabilities[1]
Equity		$—	Variation margin on futures contracts	$(1,176,120)

[1]

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of October 31, 2023 is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

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4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Large Cap Growth Insights

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$1,452,271	$207,196

Large Cap Value Insights

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$309,141	$66,228

Small Cap Equity Insights

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$315,264	$(155,092)

Small Cap Growth Insights

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(16,832)	$(99,282)

Small Cap Value Insights

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$822,822	$(2,162,101)

U.S. Equity Insights

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$729,999	$(8,221)

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Notes to Financial Statements (continued) October 31, 2023

4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended October 31, 2023, the relevant values for each derivative type were as follows:

Fund	Average Number of Contracts(a)

Large Cap Growth Insights	46

Large Cap Value Insights	31

Small Cap Equity Insights	7

Small Cap Growth Insights	7

Small Cap Value Insights	113

U.S. Equity Insights	8

(a)

Amounts disclosed represent average number of contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended October 31, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

Large Cap Growth Insights	0.52%	0.47%	0.44%	0.44%	0.43%	0.52%	0.52%

Large Cap Value Insights	0.52	0.47	0.44	0.44	0.43	0.52	0.52

Small Cap Equity Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80

Small Cap Growth Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80

Small Cap Value Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80

U.S. Equity Insights	0.52	0.47	0.44	0.44	0.43	0.52	0.52

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds invest in Institutional Shares of the Underlying Money Market Fund, which is an affiliated underlying fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated underlying funds in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

in the Underlying Money Market Fund. For the fiscal year ended October 31, 2023, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived

Large Cap Growth Insights	$2,644

Large Cap Value Insights	281

Small Cap Equity Insights	463

Small Cap Growth Insights	315

Small Cap Value Insights	2,422

U.S. Equity Insights	868

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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Notes to Financial Statements (continued) October 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2023, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C

Large Cap Growth Insights	$10,385	$—

Large Cap Value Insights	1,542	838

Small Cap Equity Insights	1,818	640

Small Cap Growth Insights	1,189	67

Small Cap Value Insights	2,414	—

U.S. Equity Insights	3,978	904

D. Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1, 2023, the rate for Class A, Class C, Investor and Class R Shares was 0.16%.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.004%. These Other Expense limitations will remain in place through at least February 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions

Large Cap Growth Insights	$2,644	$370,145	$372,789

Large Cap Value Insights	281	314,950	315,231

Small Cap Equity Insights	463	351,466	351,929

Small Cap Growth Insights	315	268,093	268,408

Small Cap Value Insights	2,422	510,598	513,020

U.S. Equity Insights	868	372,151	373,019

G. Line of Credit Facility — As of October 31, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended October 31, 2023, Goldman Sachs earned $5 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Large Cap Value Insights Fund.

As of October 31, 2023, the following Goldman Sachs funds were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Dynamic Global Equity	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Enhanced Dividend Global Equity

Large Cap Value Insights Fund	8%	7%	10%	–%

Small Cap Equity Insights Fund	–	–	–	9

The following table provides information about the Funds’ investments in the Underlying Fund as of and for the fiscal year ended October 31, 2023:

Large Cap Growth Insights Fund

Underlying Fund	Beginning value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$–	$93,996,909	$(86,645,094)	$7,351,815	7,351,815	$91,810

Large Cap Value Insights Fund

Underlying Fund	Beginning value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$–	$46,927,687	$(43,540,660)	$3,387,027	3,387,027	$20,439

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Notes to Financial Statements (continued) October 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Small Cap Equity Insights Fund

Underlying Fund	Beginning value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$4,438,548	$22,398,571	$(26,315,953)	$521,166	521,166	$19,769

Small Cap Growth Insights Fund
Underlying Fund	Beginning value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$391,747	$6,826,545	$(7,218,292)	$–	–	$10,581

Small Cap Value Insights Fund
Underlying Fund	Beginning value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$9,790,127	$33,504,156	$(38,693,687)	$4,600,596	4,600,596	$66,893

U.S. Equity Insights Fund
Underlying Fund	Beginning value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$–	$20,209,514	$(20,209,514)	$–	–	$16,971

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended October 31, 2023, were as follows:

Fund	Purchases	Sales and Maturities

Large Cap Growth Insights	$1,934,689,746	$2,075,878,213

Large Cap Value Insights	714,174,681	740,817,639

Small Cap Equity Insights	568,193,693	672,568,799

Small Cap Growth Insights	169,304,852	205,153,913

Small Cap Value Insights	1,308,717,591	1,528,197,917

U.S. Equity Insights	1,867,929,581	2,029,987,109

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a

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7. SECURITIES LENDING (continued)

wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2023 are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended October 31, 2023

Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2023

Large Cap Growth Insights	$21	$—	$—

Large Cap Value Insights	203	137	—

Small Cap Equity Insights	7,599	4,974	121,329

Small Cap Growth Insights	5,037	3,037	60,801

Small Cap Value Insights	33,457	15,151	57,942

U.S. Equity Insights	121	369	—

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Notes to Financial Statements (continued) October 31, 2023

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended October 31, 2023.

Fund	Beginning value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2023

Large Cap Growth Insights Fund	$2,352,200	$1,993,397	$(4,345,597)	$—

Large Cap Value Insights Fund	3,903,738	6,841,703	(10,745,441)	—

Small Cap Equity Insights Fund	4,780,349	33,225,207	(36,731,077)	1,274,479

Small Cap Growth Insights Fund	1,362,893	13,574,085	(14,403,977)	533,001

Small Cap Value Insights Fund	17,292,192	85,264,350	(100,451,450)	2,105,092

U.S. Equity Insights Fund	2,370,250	7,862,800	(10,233,050)	—

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2023 were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights

Distributions paid from:

Ordinary Income	$2,678,100	$4,947,151	$3,307,944	$338,124	$13,217,980	$8,554,311

Net long-term capital gains	145,862,354	7,708,023	—	—	16,437,603	—

Total taxable distributions	$148,540,454	$12,655,174	$3,307,944	$338,124	$29,655,583	$8,554,311

Return of Capital	$—	$—	$—	$34,683	$—	$—

The tax character of distributions paid during the fiscal year ended October 31, 2022 were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights

Distributions paid from:

Ordinary Income	$253,707,941	$48,877,374	$86,951,437	$213,298,883	$218,923,859	$163,565,519

Net long-term capital gains	245,493,255	19,262,642	51,993,215	15,721,281	78,533,128	97,356,095

Total taxable distributions	$499,201,196	$68,140,016	$138,944,652	$229,020,164	$297,456,987	$260,921,614

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GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

8. TAX INFORMATION (continued)

As of October 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights

Undistributed ordinary income — net	$21,833,836	$7,512,225	$2,444,808

Undistributed long-term capital gains	54,626,567	1,107,062	—

Total undistributed earnings	$76,460,403	$8,619,287	$2,444,808

Capital loss carryforwards:

Perpetual Short-Term	$—	$—	$(30,150,389)

Unrealized gains (losses) — net	$293,992,530	$(3,764,667)	$(15,473,881)

Total accumulated earnings (losses) — net	$370,452,933	$4,854,620	$(43,179,462)

	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights

Undistributed ordinary income — net	$—	$8,985,237	$9,486,100

Undistributed long-term capital gains	—	—	13,573,619

Total undistributed earnings	$—	$8,985,237	$23,059,719

Capital loss carryforwards:

Perpetual Short-Term	$(24,630,321)	$(4,065,489)	$—

Timing differences – (Qualified Late Year Loss Deferral)	$(198,119)	$—	$—

Unrealized gains (losses) — net	$(3,244,331)	$(62,579,015)	$134,848,017

Total accumulated earnings (losses) — net	$(28,072,771)	$(57,659,267)	$157,907,736

As of October 31, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights

Tax Cost	$662,591,820	$344,168,129	$336,075,564

Gross unrealized gain	318,604,222	17,204,033	28,204,518

Gross unrealized loss	(24,611,692)	(20,968,700)	(43,678,399)

Net unrealized gain (loss)	$293,992,530	$(3,764,667)	$(15,473,881)

	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights

Tax Cost	$91,686,571	$880,476,609	$719,133,370

Gross unrealized gain	8,821,859	66,192,960	165,232,039

Gross unrealized loss	(12,066,190)	(128,771,975)	(30,384,022)

Net unrealized gain (loss)	$(3,244,331)	$(62,579,015)	$134,848,017

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Notes to Financial Statements (continued) October 31, 2023

8. TAX INFORMATION (continued)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, and differences in the tax treatment of passive foreign investment company investments.

Small Cap Growth Insights Fund reclassed $380,189 from paid in capital to distributable earnings for the fiscal year ended October 31, 2023. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from net operating losses.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Investment Style Risk — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Mid-Cap and Small-Cap Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Non-Diversification Risk — The Large Cap Growth Insights Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

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GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

9. OTHER RISKS (continued)

Portfolio Turnover Rate Risk — A high rate of portfolio turnover may involve correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust II and Goldman Sachs Variable Insurance Trust, in July 2023, the Board voted to nominate Cheryl K. Beebe, John G. Chou, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust. Messrs. Chou and Wirth and Ms. Dowling currently serve as Trustees of the Trust. At a virtual special joint meeting of shareholders held on November 16, 2023, each of the Nominees (except Messrs. Chou and Wirth and Ms. Dowling) was elected to serve as Trustees alongside the current Trustees of the Trust, effective January 1, 2024. Each of Messrs. Chou and Wirth and Ms. Dowling was also elected at the meeting and continue to serve as Trustees of the Trust.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

123

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued) October 31, 2023

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Large Cap Growth Insights

	For the Fiscal Year Ended October 31, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	1,346,209	$31,026,390	1,715,066	$51,429,980

Reinvestment of distributions	1,176,826	25,306,363	2,688,364	88,635,361

Shares redeemed	(3,487,349)	(82,695,881)	(2,912,198)	(86,773,982)

	(964,314)	(26,363,128)	1,491,232	53,291,359
Class C Shares

Shares sold	140,855	2,436,123	201,147	4,612,639

Reinvestment of distributions	321,388	5,097,219	635,744	16,453,064

Shares redeemed	(596,145)	(10,165,988)	(631,041)	(14,327,544)

	(133,902)	(2,632,646)	205,850	6,738,159
Institutional Shares

Shares sold	2,043,634	51,951,345	3,036,653	100,896,763

Reinvestment of distributions	1,300,027	30,204,086	3,140,645	110,517,603

Shares redeemed	(5,764,175)	(143,093,681)	(12,737,817)	(552,611,668)

	(2,420,514)	(60,938,250)	(6,560,519)	(341,197,302)
Service Shares

Shares sold	274,450	6,310,023	156,069	4,471,341

Reinvestment of distributions	67,768	1,403,355	135,426	4,330,914

Shares redeemed	(197,893)	(4,401,259)	(227,120)	(6,519,901)

	144,325	3,312,119	64,375	2,282,354
Investor Shares

Shares sold	2,498,173	54,665,433	1,569,775	45,145,961

Reinvestment of distributions	966,206	20,289,199	2,620,037	84,626,583
Shares redeemed	(3,401,724)	(77,959,584)	(4,257,956)	(120,576,490)

	62,655	(3,004,952)	(68,144)	9,196,054
Class R6 Shares

Shares sold	5,934,642	151,149,652	4,034,480	121,018,945

Reinvestment of distributions	1,406,649	32,649,484	2,334,785	82,112,342

Shares redeemed	(2,287,045)	(57,494,149)	(3,794,198)	(120,122,703)

	5,054,246	126,304,987	2,575,067	83,008,584
Class R Shares

Shares sold	338,749	7,433,379	252,827	7,061,500

Reinvestment of distributions	186,173	3,758,829	305,562	9,579,381

Shares redeemed	(344,904)	(7,556,191)	(249,146)	(6,867,287)

	180,018	3,636,017	309,243	9,773,594
Class P Shares

Shares sold	536,248	12,757,901	1,173,128	34,134,523

Reinvestment of distributions	298,069	6,910,344	674,287	23,693,905

Shares redeemed	(917,291)	(22,971,281)	(1,395,581)	(41,298,673)

	(82,974)	(3,303,036)	451,834	16,529,755

NET INCREASE (DECREASE)	1,839,540	$37,011,111	(1,531,062)	$(160,377,443)

124

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Large Cap Value Insights

	For the Fiscal Year Ended October 31, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	171,284	$3,662,477	616,396	$14,114,141

Reinvestment of distributions	78,141	1,690,923	408,872	9,400,741

Shares redeemed	(562,515)	(12,026,247)	(734,081)	(16,740,388)

	(313,090)	(6,672,847)	291,187	6,774,494
Class C Shares

Shares sold	32,574	688,370	75,200	1,637,165

Reinvestment of distributions	10,240	219,992	69,212	1,576,172

Shares redeemed	(95,545)	(2,012,613)	(122,042)	(2,766,985)

	(52,731)	(1,104,251)	22,370	446,352
Institutional Shares

Shares sold	457,895	9,870,669	1,516,511	35,176,645

Reinvestment of distributions	138,895	2,995,693	694,501	15,924,837

Shares redeemed	(1,317,425)	(28,285,198)	(2,107,686)	(47,471,739)

	(720,635)	(15,418,836)	103,326	3,629,743
Service Shares

Shares sold	27,458	595,910	41,137	934,595

Reinvestment of distributions	4,787	104,309	46,869	1,085,174

Shares redeemed	(105,423)	(2,290,613)	(162,728)	(3,605,975)

	(73,178)	(1,590,394)	(74,722)	(1,586,206)
Investor Shares

Shares sold	581,203	12,428,033	1,050,235	23,832,878

Reinvestment of distributions	115,395	2,482,854	643,544	14,722,947

Shares redeemed	(1,486,008)	(32,214,271)	(1,587,403)	(35,430,094)

	(789,410)	(17,303,384)	106,376	3,125,731
Class R6 Shares

Shares sold	3,610,808	74,474,367	693,363	15,016,623

Reinvestment of distributions	133,170	2,872,406	569,749	13,054,720

Shares redeemed	(877,677)	(19,239,797)	(353,238)	(7,789,181)

	2,866,301	58,106,976	909,874	20,282,162
Class R Shares

Shares sold	18,286	388,602	42,527	979,829

Reinvestment of distributions	6,601	141,799	37,757	861,348

Shares redeemed	(86,950)	(1,859,844)	(59,250)	(1,358,839)

	(62,063)	(1,329,443)	21,034	482,338
Class P Shares

Shares sold	198,256	4,200,948	886,636	20,079,092

Reinvestment of distributions	79,366	1,710,618	339,598	7,778,306

Shares redeemed	(463,810)	(10,024,802)	(719,702)	(16,088,659)

	(186,188)	(4,113,236)	506,532	11,768,739

NET INCREASE	669,006	$10,574,585	1,885,977	$44,923,353

125

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued) October 31, 2023

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Equity Insights

	For the Fiscal Year Ended October 31, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	114,004	$2,510,018	182,338	$4,353,913

Reinvestment of distributions	7,119	148,002	407,005	10,240,249

Shares redeemed	(501,454)	(11,046,019)	(304,087)	(7,110,480)

	(380,331)	(8,387,999)	285,256	7,483,682
Class C Shares

Shares sold	27,271	466,579	35,002	661,357

Reinvestment of distributions	—	—	109,923	2,166,576

Shares redeemed	(94,282)	(1,606,182)	(96,298)	(1,755,830)

	(67,011)	(1,139,603)	48,627	1,072,103
Institutional Shares

Shares sold	560,315	13,157,646	1,413,130	35,973,516

Reinvestment of distributions	47,619	1,049,527	1,821,341	48,593,389

Shares redeemed	(2,764,726)	(65,178,247)	(3,106,042)	(81,062,511)

	(2,156,792)	(50,971,074)	128,429	3,504,394
Service Shares

Shares sold	6,396	136,669	34,639	729,443

Reinvestment of distributions	408	8,258	35,155	861,999

Shares redeemed	(22,891)	(495,536)	(64,926)	(1,595,231)

	(16,087)	(350,609)	4,868	(3,789)
Investor Shares

Shares sold	549,516	11,875,830	535,490	12,854,907

Reinvestment of distributions	12,874	265,847	570,066	14,257,356

Shares redeemed	(644,078)	(14,182,274)	(1,586,880)	(40,477,199)

	(81,688)	(2,040,597)	(481,324)	(13,364,936)
Class R6 Shares

Shares sold	237,412	5,542,943	885,919	22,899,892

Reinvestment of distributions	32,020	705,714	887,467	23,686,493

Shares redeemed	(785,530)	(18,386,361)	(896,707)	(22,481,759)

	(516,098)	(12,137,704)	876,679	24,104,626
Class R Shares

Shares sold	73,554	1,552,270	112,156	2,582,869

Reinvestment of distributions	1,453	29,095	161,112	3,905,346

Shares redeemed	(498,082)	(10,329,835)	(155,362)	(3,524,667)

	(423,075)	(8,748,470)	117,906	2,963,548
Class P Shares

Shares sold	1,429,805	32,382,759	5,027,798	115,316,603

Reinvestment of distributions	47,710	1,051,530	1,279,518	34,137,536

Shares redeemed	(2,694,861)	(61,682,913)	(4,134,989)	(97,541,556)

	(1,217,346)	(28,248,624)	2,172,327	51,912,583

NET INCREASE (DECREASE)	(4,858,428)	$(112,024,680)	3,152,768	$77,672,211

126

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Growth Insights

	For the Fiscal Year Ended October 31, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	195,137	$2,407,062	877,579	$27,274,662

Reinvestment of distributions	5,469	62,404	3,171,796	47,830,685

Shares redeemed	(572,234)	(7,014,852)	(2,563,878)	(39,266,880)

	(371,628)	(4,545,386)	1,485,497	35,838,467
Class C Shares

Shares sold	17,040	328,076	363,364	6,914,183

Reinvestment of distributions	—	—	4,490,243	12,303,265

Shares redeemed	(105,454)	(2,002,074)	(2,485,904)	(7,819,885)

Shares reduced by reverse share split	—	—	(2,357,001)	—

	(88,414)	(1,673,998)	10,702	11,397,563
Institutional Shares

Shares sold	377,413	7,609,287	1,051,433	24,658,161

Reinvestment of distributions	7,119	132,620	2,934,400	72,098,210

Shares redeemed	(1,150,438)	(23,138,977)	(4,596,505)	(112,414,031)

	(765,906)	(15,397,070)	(610,672)	(15,657,660)
Investor Shares

Shares sold	283,871	4,071,237	303,538	5,111,497

Reinvestment of distributions	5,485	69,606	2,144,431	35,940,663

Shares redeemed	(606,455)	(8,231,356)	(2,242,252)	(38,694,688)

	(317,099)	(4,090,513)	205,717	2,357,472
Class R6 Shares

Shares sold	106,007	2,124,706	219,762	5,783,179

Reinvestment of distributions	3,246	60,570	1,889,851	46,509,244

Shares redeemed	(612,562)	(12,293,133)	(2,911,750)	(67,070,069)

	(503,309)	(10,107,857)	(802,137)	(14,777,646)
Class R Shares

Shares sold	58,733	617,401	102,975	1,279,083

Reinvestment of distributions	—	—	334,627	4,303,299

Shares redeemed	(116,798)	(1,204,559)	(204,616)	(2,445,242)

	(58,065)	(587,158)	232,986	3,137,140
Class P Shares

Shares sold	50,103	1,010,326	340,438	6,683,825

Reinvestment of distributions	1,156	21,561	214,331	5,274,692

Shares redeemed	(68,094)	(1,340,096)	(473,383)	(9,725,297)

	(16,835)	(308,209)	81,386	2,233,220

NET INCREASE (DECREASE)	(2,121,256)	$(36,710,191)	603,479	$24,528,556

127

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued) October 31, 2023

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Value Insights

	For the Fiscal Year Ended October 31, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	222,769	$7,365,741	741,676	$26,976,820
Reinvestment of distributions	113,442	3,729,582	1,110,993	41,255,586
Shares redeemed	(527,810)	(17,401,843)	(1,242,764)	(45,205,678)

	(191,599)	(6,306,520)	609,905	23,026,728
Class C Shares
Shares sold	11,937	213,103	39,790	878,125
Reinvestment of distributions	13,649	240,049	145,934	2,976,487
Shares redeemed	(104,786)	(1,861,072)	(138,061)	(2,768,481)

	(79,200)	(1,407,920)	47,663	1,086,131
Institutional Shares
Shares sold	1,485,282	75,268,712	2,487,092	140,827,956
Reinvestment of distributions	162,034	8,111,064	1,395,749	78,161,504
Shares redeemed	(2,613,954)	(132,085,984)	(2,387,969)	(134,309,938)

	(966,638)	(48,706,208)	1,494,872	84,679,522
Investor Shares

Shares sold	1,518,816	49,925,071	5,980,989	244,700,941

Reinvestment of distributions	251,900	8,237,437	2,401,504	88,614,645

Shares redeemed	(6,486,023)	(218,244,500)	(5,312,560)	(238,137,593)

	(4,715,307)	(160,081,992)	3,069,933	95,177,993
Class R6 Shares

Shares sold	1,240,330	63,153,530	2,286,871	129,883,436

Reinvestment of distributions	138,525	6,929,670	1,158,040	64,837,855

Shares redeemed	(1,474,167)	(74,423,430)	(2,363,169)	(136,573,062)

	(95,312)	(4,340,230)	1,081,742	58,148,229
Class R Shares

Shares sold	133,649	4,299,954	162,506	5,848,899

Reinvestment of distributions	18,723	594,851	186,001	6,663,870

Shares redeemed	(154,902)	(4,935,975)	(221,628)	(7,624,666)

	(2,530)	(41,170)	126,879	4,888,103
Class P Shares

Shares sold	389,657	19,537,487	178,113	9,044,783

Reinvestment of distributions	24,491	1,225,555	170,528	9,546,149

Shares redeemed	(498,763)	(24,883,283)	(144,345)	(7,822,651)

	(84,615)	(4,120,241)	204,296	10,768,281

NET INCREASE (DECREASE)	(6,135,201)	$(225,004,281)	6,635,290	$277,774,987

128

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Equity Insights

	For the Fiscal Year Ended October 31, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	103,833	$5,197,419	193,178	$10,597,907

Reinvestment of distributions	40,749	1,920,916	1,370,090	78,101,475

Shares redeemed	(695,437)	(35,154,208)	(834,351)	(44,698,804)

	(550,855)	(28,035,873)	728,917	44,000,578
Class C Shares

Shares sold	22,725	967,804	54,504	2,634,953

Reinvestment of distributions	284	11,368	98,696	4,769,992

Shares redeemed	(84,749)	(3,605,836)	(104,153)	(4,722,157)

	(61,740)	(2,626,664)	49,047	2,682,788
Institutional Shares

Shares sold	664,367	34,900,187	806,576	45,492,765

Reinvestment of distributions	54,069	2,662,353	1,146,235	68,455,553

Shares redeemed	(1,166,355)	(61,279,984)	(1,267,861)	(71,973,665)

	(447,919)	(23,717,444)	684,950	41,974,653
Service Shares

Shares sold	6,010	304,168	12,101	665,028

Reinvestment of distributions	545	25,514	22,830	1,290,452

Shares redeemed	(5,886)	(289,985)	(22,622)	(1,213,889)

	669	39,697	12,309	741,591
Investor Shares

Shares sold	714,386	35,232,251	427,149	24,207,316

Reinvestment of distributions	23,672	1,093,421	521,209	29,215,058

Shares redeemed	(1,664,155)	(82,828,652)	(887,915)	(47,964,185)

	(926,097)	(46,502,980)	60,443	5,458,189
Class R6 Shares

Shares sold	188,915	9,698,974	216,342	13,390,962

Reinvestment of distributions	3,747	184,222	65,441	3,904,300

Shares redeemed	(156,706)	(8,416,319)	(114,396)	(6,301,879)

	35,956	1,466,877	167,387	10,993,383
Class R Shares

Shares sold	29,688	1,477,601	70,899	3,845,960

Reinvestment of distributions	—	—	86,368	4,786,764

Shares redeemed	(263,253)	(12,569,770)	(95,496)	(5,016,186)

	(233,565)	(11,092,169)	61,771	3,616,538
Class P Shares

Shares sold	693,093	35,568,527	3,889,263	199,733,591

Reinvestment of distributions	51,561	2,535,758	1,094,747	65,314,484

Shares redeemed	(1,862,573)	(95,660,934)	(3,611,997)	(196,398,090)

	(1,117,919)	(57,556,649)	1,372,013	68,649,985

NET INCREASE (DECREASE)	(3,301,470)	$(168,025,205)	3,136,837	$178,117,705

129

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund, and Goldman Sachs U.S. Equity Insights Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund, and Goldman Sachs U.S. Equity Insights Fund (six of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund, and Goldman Sachs U.S. Equity Insights Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Large Cap Growth Insights Fund, Small Cap Equity Insights Fund, Small Cap Growth Insights Fund, and U.S. Equity Insights Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2022, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2023. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Large Cap Growth Insights Fund’s, Small Cap Growth Insights Fund’s, Small Cap Equity Insights, and U.S. Equity Insights Fund’s performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees noted that the Large Cap Growth Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three , five-, and ten-year periods ended March 31, 2023. They observed that the Large Cap Value Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the ten-year period, in the third quartile for the three-year period, and in the fourth quartile for the one- and five-year periods, and had outperformed the Fund’s benchmark index for the three- and ten-year periods and underperformed for the one- and five-year periods ended March 31, 2023. The Trustees noted that the Small Cap Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the ten-year period, in the third quartile for the one-year period, and in the fourth quartile for the three- and five-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and ten-year periods and underperformed for the five-year period ended March 31, 2023. They observed that the Small Cap Growth Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period, in the third quartile for the three-year period, and in the fourth quartile for the five- and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2023. The Trustees noted that the Small Cap Value Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the ten-year period, in the third quartile for the three- and five-year periods, and in the fourth quartile for the one-year period, and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2023. They observed that the U.S. Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the ten-year period, in the third quartile for the three- and five-year periods, and in the fourth quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2023.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

First $1 billion	0.52%	0.52%	0.80%	0.80%	0.80%	0.52%

Next $1 billion	0.47	0.47	0.80	0.80	0.80	0.47

Next $3 billion	0.44	0.44	0.72	0.72	0.72	0.44

Next $3 billion	0.44	0.44	0.68	0.68	0.68	0.44

Over $8 billion	0.43	0.43	0.67	0.67	0.67	0.43

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Large Cap Growth Insights Fund and U.S. Equity Insights Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (i) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (j) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2024.

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Fund Expenses — Six Month Period Ended October 31, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 through October 31, 2023, which represents a period of 184 days in a 365 day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Large Cap Growth Insights Fund			Large Cap Value Insights Fund			Small Cap Equity Insights Fund
Share Class	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid for the 6 months ended 10/31/23*	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid for the 6 months ended 10/31/23*	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid for the 6 months ended 10/31/23*

Class A
Actual	$1,000.00	$1,048.60	$5.06	$1,000.00	$978.30	$4.64	$1,000.00	$965.30	$5.99
Hypothetical 5% return	1,000.00	1,020.27+	4.99	1,000.00	1,020.52+	4.74	1,000.00	1,019.11+	6.16
Class C
Actual	1,000.00	1,044.60	8.92	1,000.00	974.70	8.36	1,000.00	962.10	9.69
Hypothetical 5% return	1,000.00	1,016.48+	8.79	1,000.00	1,016.74+	8.54	1,000.00	1,015.32+	9.96

Institutional
Actual	1,000.00	1,050.30	3.20	1,000.00	980.10	2.84	1,000.00	967.80	4.22
Hypothetical 5% return	1,000.00	1,022.08+	3.16	1,000.00	1,022.33+	2.91	1,000.00	1,020.92+	4.33
Service
Actual	1,000.00	1,047.70	5.78	1,000.00	977.60	5.33	1,000.00	965.30	6.69
Hypothetical 5% return	1,000.00	1,019.56+	5.70	1,000.00	1,019.81+	5.45	1,000.00	1,018.40+	6.87

Investor
Actual	1,000.00	1,049.80	3.77	1,000.00	979.90	3.39	1,000.00	967.00	4.76
Hypothetical 5% return	1,000.00	1,021.53+	3.72	1,000.00	1,021.78+	3.47	1,000.00	1,020.37+	4.89
Class R6
Actual	1,000.00	1,050.40	3.15	1,000.00	980.10	2.79	1,000.00	967.30	4.17
Hypothetical 5% return	1,000.00	1,022.13+	3.11	1,000.00	1,022.38+	2.85	1,000.00	1,020.97+	4.28

Class R
Actual	1,000.00	1,047.10	6.35	1,000.00	977.20	5.88	1,000.00	964.90	7.23
Hypothetical 5% return	1,000.00	1,019.00+	6.26	1,000.00	1,019.26+	6.01	1,000.00	1,017.85+	7.43
Class P
Actual	1,000.00	1,050.40	3.15	1,000.00	980.60	2.80	1,000.00	967.30	4.17
Hypothetical 5% return	1,000.00	1,022.13+	3.11	1,000.00	1,022.38+	2.85	1,000.00	1,020.97+	4.28

*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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Fund Expenses — Six Month Period Ended October 31, 2023 (Unaudited) (continued)

	Small Cap Growth Insights Fund			Small Cap Value Insights Fund			U.S. Equity Insights Fund
Share Class	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid for the 6 months ended 10/31/23*	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid for the 6 months ended 10/31/23*	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid for the 6 months ended 10/31/23*

Class A
Actual	$1,000.00	$955.60	$5.96	$1,000.00	$969.80	$6.06	$1,000.00	$1,020.80	$4.74
Hypothetical 5% return	1,000.00	1,019.11+	6.16	1,000.00	1,019.06+	6.21	1,000.00	1,020.52+	4.74
Class C
Actual	1,000.00	952.50	9.65	1,000.00	966.10	9.71	1,000.00	1,017.00	8.54
Hypothetical 5% return	1,000.00	1,015.32+	9.96	1,000.00	1,015.32+	9.96	1,000.00	1,016.74+	8.54

Institutional
Actual	1,000.00	957.50	4.19	1,000.00	971.60	4.22	1,000.00	1,022.50	2.91
Hypothetical 5% return	1,000.00	1,020.92+	4.33	1,000.00	1,020.92+	4.33	1,000.00	1,022.33+	2.91
Service
Actual	N/A	N/A	N/A	N/A	N/A	N/A	1,000.00	1,019.90	5.45
Hypothetical 5% return	N/A	N/A	N/A	N/A	N/A	N/A	1,000.00	1,019.81+	5.45

Investor
Actual	1,000.00	957.10	4.74	1,000.00	970.80	4.82	1,000.00	1,022.00	3.47
Hypothetical 5% return	1,000.00	1,020.37+	4.89	1,000.00	1,020.32+	4.94	1,000.00	1,021.78+	3.47
Class R6
Actual	1,000.00	957.60	4.14	1,000.00	971.60	4.17	1,000.00	1,022.60	2.85
Hypothetical 5% return	1,000.00	1,020.97+	4.28	1,000.00	1,020.97+	4.28	1,000.00	1,022.38+	2.85

Class R
Actual	1,000.00	954.80	7.19	1,000.00	968.70	7.29	1,000.00	1,019.40	6.01
Hypothetical 5% return	1,000.00	1,017.85+	7.43	1,000.00	1,017.80+	7.48	1,000.00	1,019.26+	6.01
Class P
Actual	1,000.00	957.60	4.14	1,000.00	971.60	4.17	1,000.00	1,022.60	2.85
Hypothetical 5% return	1,000.00	1,020.97+	4.28	1,000.00	1,020.97+	4.28	1,000.00	1,022.38+	2.85

*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
Large Cap Growth Insights Fund	0.98%	1.73%	0.62%	1.12%	0.73%	0.61%	1.23%	0.61%
Large Cap Value Insights Fund	0.93	1.68	0.57	1.07	0.68	0.56	1.18	0.56
Small Cap Equity Insights Fund	1.21	1.96	0.85	1.35	0.96	0.84	1.46	0.84
Small Cap Growth Insights Fund	1.21	1.96	0.85	N/A	0.96	0.84	1.46	0.84
Small Cap Value Insights Fund	1.22	1.96	0.85	N/A	0.97	0.84	1.47	0.84

U.S. Equity Insights Fund	0.93	1.68	0.57	1.07	0.68	0.56	1.18	0.56

137

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Gregory G. Weaver Age: 72	Chair of the Board of Trustees	Since 2023 (Trustee since 2015)	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

Dwight L. Bush Age: 66	Trustee	Since 2020

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Kathryn A. Cassidy Age: 69	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 67	Trustee	Since 2022	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021-2022); Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017) of Cencora, Inc. (a pharmaceutical and healthcare company. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 63	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Stepan Company (a specialty chemical manufacturer)

138

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Eileen H. Dowling Age: 61	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017-2021), Multinational Corporations (2019-2021), the Institutional Product Group (2015-2019) and Institutional Marketing (2013-2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Paul C. Wirth Age: 65	Trustee	Since 2022	Mr. Wirth is retired. He is Executive Advisor, My Next Season LLC (a career transition advisory firm) (2023-present). Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

139

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 61	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	193	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith. Information is provided as of October 31, 2023.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2023, Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 68 portfolios (34 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

140

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 61	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 49	Secretary	Since 2023

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Secretary—Goldman Sachs Trust (previously Assistant Secretary (2022)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II (previously Assistant Secretary (2022)); and Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)).

Assistant Secretary—Goldman Sachs MLP and Energy Renaissance Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of October 31, 2023.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Domestic Equity Insights Funds — Tax Information (Unaudited)

For the year ended October 31, 2023, 89.56%, 48.80%, 100%, 100%, 90.76%, and 93.50% of the dividends paid from net investment company taxable income by the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, and U.S. Equity Insights Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2023, 100%, 100%, 100%, 100%, 100%, and 100% of the dividends paid from net investment company taxable income by the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, and U.S. Equity Insights Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Large Cap Growth Insights, Large Cap Value Insights, and Small Cap Value Insights Funds, designate $145,862,354, $7,708,023, and $16,437,603, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2023.

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.42 trillion in assets under supervision as of September 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund[5]
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
[5]	Effective after the close of business on September 22, 2023, the Goldman Sachs Multi-Manager Alternatives Fund was renamed the Goldman Sachs Multi-Strategy Alternatives Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

145

TRUSTEES OFFICERS Gregory G. Weaver, Chair James A. McNamara, President Dwight L. Bush Joseph F. DiMaria, Principal Financial Officer, Kathryn A. Cassidy Principal Accounting Officer and Treasurer John G. Chou Robert Griffith, Secretary Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282 The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission ("SEC") website at http://www.sec.gov. The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s website at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc.(MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). © 2023 Goldman Sachs. All rights reserved. 347710-OTU-1928167 DOMINSAR-23

Goldman Sachs Funds Annual Report October 31, 2023 Fundamental Equity International Funds China Equity Emerging Markets Equity Emerging Markets Equity ex. China ESG Emerging Markets Equity International Equity ESG International Equity Income

Goldman Sachs Fundamental Equity International Funds

∎	CHINA EQUITY

∎	EMERGING MARKETS EQUITY

∎	EMERGING MARKETS EQUITY EX. CHINA

∎	ESG EMERGING MARKETS EQUITY

∎	INTERNATIONAL EQUITY ESG

∎	INTERNATIONAL EQUITY INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Fundamental Equity International Funds

Market Review

International Equities

International equities rallied during the 12-month period ended October 31, 2023 (the “Reporting Period”). The MSCI Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) posted a return of 14.40%.*

As the Reporting Period began in November 2022, international equity markets gained strongly as investors focused on improving inflationary indicators across the globe. Within the U.S., stronger than consensus expected inflation data and increased confidence of the U.S. Federal Reserve (“Fed”) pulling off a soft landing allowed domestic and international equities to rally. The Japanese equity market rose as a result of the downward tick in rates. Inflationary concerns in Europe also saw a downturn as warmer than expected fall temperatures resulted in reduced energy demand and, in turn, reduced fears of energy shortages—a major factor affecting European inflationary rates. In a meeting in anticipation of the G20 Summit, U.S. President Biden and Chinese leader Xi Jinping teased a desire to improve U.S./China relations. This, coupled with increasing indications that Beijing was preparing to stray from some of its more restrictive COVID-19 policies, resulted in stronger Asia ex-Japan equities during the month. However, fears of economic slowdown within China persisted, as the country reported slower factory output growth and a fall in retail sales. International equities were then more muted in December 2022, with the MSCI EAFE Index posting rather flat returns. Inflationary indicators continued to show signs of improvement but remained well above central bank targets, causing the U.S. Fed and European Central Bank (“ECB”) to maintain their hawkish strategies. (Hawkish tends to suggest higher interest rates; opposite of dovish.)

International equities performed well during the first quarter of 2023 overall. Markets gained in January on the back of consensus expectations around peaking inflation in the U.S. and Europe, the slowing pace of central bank interest rate hikes and receding concerns about recession. China finally lifted its stringent zero-COVID policy, which increased global hopes around the resolution of supply-chain disruptions and economic recovery driven by strong domestic consumption. Several companies announced job cuts, but the overall job market remained in good shape, raising optimism around the mild impact of a potential impending global recession. February saw a pullback in international equity market performance, as market sentiment was governed by dampening expectations around potential peaking of interest rate hikes, ongoing geopolitical tensions between Russia and Ukraine, and a re-escalation of U.S./China tensions. Japan saw its highest level of inflation in 40 years. However, international equities rebounded in March, with market sentiment most influenced by speculation around the potential peaking of inflation, the slowing pace of central bank interest rate hikes and receding concerns about a global recession—all despite U.S. and European regional banking tensions.

During the second quarter of 2023, international equities gained, albeit more modestly than in the prior quarter. International equity markets recovered slightly in April from the banking turmoil that plagued March. In Europe, although manufacturing lagged, headline inflation fell sharply as energy prices fell globally. China enjoyed strong economic growth, but geopolitical concerns around U.S./China tensions continued to weaken investor sentiment toward the country. The Japanese equity market rose for the fourth consecutive month, particularly notable in light of the new Bank of Japan governor declaring a commitment to a loose monetary easing policy and famed investor Warren Buffet declaring that he planned to add to his Japanese equity investments. In May, international equities declined. Globally, high inflation rates persisted, dampening market sentiment, while sustained wage growth raised concerns round peak central bank policy rates potentially being higher than consensus expected. In the U.K., inflation hit a 31-year high. Concerns surrounding the U.S. debt ceiling also loomed over the markets during the month. International equities then rebounded in June. The Bank of England (“BoE”) hiked its interest rates more than consensus expected to combat persistent inflation, encouraging other central banks to continue policy tightening. China’s recovery-fueled momentum slowed. In Japan, import prices began to ease along with other inflation drivers.

The third quarter of 2023 was a challenging one for international equities, marked by persistent inflation, contractionary economic concerns, particularly in Europe, and further interest rate hikes. Recession fears were renewed by a steep rise in oil prices. Further, a selloff in global bond markets put increased pressure on risk assets. In Europe, concerns persisted around the contractionary effect of elevated interest rates on the economy as the ECB raised rates twice in the quarter. However, inflation in Europe fell to a two-year low, and the ECB suggested its September hike may be the last. The U.K. equity market gained modestly for the quarter, largely supported by its energy sector, which benefited from increased oil prices. The market also benefited from sterling, its currency, depreciation relative to the U.S. dollar. Additionally, U.K. markets showed signs of improving consumer confidence. The BoE raised rates more than consensus expected in July and once more in August before ending its run of 14 consecutive rate hikes in September. The Japanese equity market also gained modestly during the quarter, with weakness in the yen and strong domestic demand major

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MARKET REVIEW

tailwinds. In July, the Bank of Japan endorsed higher bond yields and signaled toward a potential end to negative interest rates by calendar year end. In China, lower economic growth and real estate market concerns continued to plague its equity market, despite new stimulus policies.

International equities fell further in October 2023, as markets faced ongoing challenges, including prolonged higher interest rates, especially in the U.S., persistent inflation, recessionary risk and added geopolitical concerns related to conflict in the Middle East. European equities declined primarily due to a weakening economic outlook in the region. Notably, the ECB paused its streak of 10 consecutive rate hikes, providing optimism that its rate hike cycle might be nearing an end. U.K. equities dropped, as a significant decrease in consumer confidence amplified concerns around an economic slowdown. Additionally, inflation there came in slightly above consensus expectations, raising concerns about further rate hikes by the BoE, which could negatively affect banks’ lending businesses. In Japan, despite ongoing weakness of the yen, which had previously boosted exports and markets, equities fell in October. The Bank of Japan adjusted its policy by allowing the 10-year yield to surpass the previous limit of 1.0%. The Chinese equity market continued to face challenges stemming from its weakening real estate sector and from reports of U.S. restrictions on Chinese semiconductor exports.

For the Reporting Period as a whole, all 11 sectors of the MSCI EAFE Index posted positive absolute returns. Financials, consumer discretionary and energy were the strongest performing sectors in the MSCI EAFE Index. The weakest performing sectors in the MSCI EAFE Index during the Reporting Period were real estate, health care and communication services.

All three major regions represented in the MSCI EAFE Index posted positive absolute returns for the Reporting Period overall. From a country perspective, on a relative basis, Denmark, Italy and Spain were the strongest performing constituents of the MSCI EAFE Index during the Reporting Period. Among the weakest relative performers, significantly underperforming the MSCI EAFE Index during the Reporting Period, were Israel, Finland and New Zealand.

Emerging Markets Equities

Emerging markets equities gained during the Reporting Period. The MSCI Emerging Markets Index (Net, USD, Unhedged) (the “MSCI EM Index”) posted a return of 10.80%.* Still, emerging markets equities underperformed developed markets equities on a relative basis, as measured by the MSCI EAFE Index, which returned 14.40% for the same time period. The double-digit returns of the MSCI EM Index also mask what was somewhat of a roller-coaster for emerging markets equities during the Reporting Period.

As the Reporting Period began in November 2022, the MSCI EM Index rose significantly, as softer U.S. inflation and consensus expectations of a recovery in Chinese demand brightened the outlook for the emerging markets universe. The slowing frequency of interest rate hikes from central banks and strong consumer activity across several emerging markets further strengthened equity market returns for several countries in the MSCI EM Index. In December 2022, the MSCI EM Index fell, as inflation remained top of mind for investors. Central banks throughout the emerging markets universe continued to announce plans to slowly raise interest rates over the next months to get ahead of rising consumer prices. The notable exception was the Chinese equity market, which rose in December on China loosening its COVID-19 restrictions.

January 2023 saw a rebound in the MSCI EM Index, due largely to the same factors that buoyed emerging markets equities in November 2022—softer U.S. inflation, positive news around China’s full reopening post-COVID-19, the slowing frequency of interest rate hikes from central banks and strong consumer activity across several emerging markets. February 2023 then saw the MSCI EM Index decline, reversing much of the positive return recorded in January’s rally. A re-escalation in geopolitical tensions and stronger than consensus expected U.S. economic data challenged the path of the U.S. Fed’s interest rate policy, dampening hopes for a quick end to the rate hiking cycle. Additionally, the U.S. dollar strengthened, another headwind for emerging markets equities. The MSCI EM Index gained in March 2023, but volatility increased as the U.S. banking sector faced its worst crisis since 2008, with its fallout extending into Europe.

April and May 2023 were difficult for emerging markets equities, with the MSCI EM Index declining in both months. Weakness was seen amid a rise in geopolitical tensions and investor uncertainty around central banks’ terminal rates. Chinese equities were especially poor performers, experiencing a significant selloff as investors noted the uneven economic recovery in the country post reopening. The second quarter of 2023 ended with a rebound in June, including gains for Chinese equities. With broadening disinflation across emerging markets, investors began to see the potential for a reduction in central bank rates, and as result, optimism regarding long-term economic growth increased.

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MARKET REVIEW

Emerging markets equities continued to gain ground in July 2023. As inflation rates began to slow in developed markets, softer interest rate expectations settled in, widely benefiting emerging markets equities markets. August and September 2023, however, witnessed declines in the MSCI EM Index. A backdrop of deteriorating risk sentiment impacted emerging markets, as U.S. economic data remained strong and hopes of an end to the U.S. interest rate tightening cycle fell as policymakers appeared to hint at further increases. Concerns over the Chinese economy, driven in part by ongoing property market problems and in part by local government debt issues, added to the reduced risk sentiment. Emerging markets equities overall continued to fall in October 2023, as they did globally, likely due to expectations of “higher for longer” interest rates and conflict in the Middle East reducing risk appetite.

For the Reporting Period as a whole, nine of the 11 sectors of the MSCI EM Index posted positive absolute returns. On a relative basis, communication services, information technology and consumer discretionary were the strongest performing sectors in the MSCI EM Index during the Reporting Period. Utilities, materials and industrials were the weakest performing sectors in the MSCI EM Index during the Reporting Period.

From a country perspective, Poland, Hungary and Egypt were the best performing individual constituents of the MSCI EM Index for the Reporting Period, each of which posted a robust double-digit absolute gain. Conversely, the weakest constituents of the MSCI EM Index during the Reporting Period were Qatar, United Arab Emirates and Saudi Arabia, each generating a double-digit negative absolute return.

Looking Ahead

International Equities

In our opinion, international equity markets are likely to continue to feel the effects of an aggressive interest rate hiking cycle for some time. We believe the short-term rise in rates, along with elevated inflation and other macroeconomic headwinds, could lead to a further slowdown in the global economy and put increased pressures on company margins. Such a situation should ideally shift market focus back to company fundamentals.

Downgrades in economic growth forecasts for both China and Europe in the last months of the Reporting Period resulted in low expectations for global economic growth gains. In the near term, although the risk of recession remains imminent, in our view, core inflation is poised to decline in the last months of 2023. Recovery in the services sector has supported demand for labor, showing that global easing is already underway. We acknowledge that the market environment may continue to be challenged by persisting macroeconomic headwinds in the months ahead. However, at the end of the Reporting Period, we were seeing positive tailwinds for international equities.

Should investors revert their focus to companies with earnings resilience along with the pricing power and competitive positioning to defend margins, then, at the end of the Reporting Period, we expect high operational and financial strength to become increasingly relevant. In our opinion, quality stocks have had a reliable history of outperforming across market cycles, albeit with short, punctuated spans of relative weakness. As active investors, we have continued to build meaningful positions in what we consider to be high quality, resilient businesses and complement those positions with select cyclical exposure to companies likely, in our view, to extend their newfound leadership. We remain cognizant of the fact that the companies owned by the Fundamental Equity International Funds will have to face challenging economic times at some point, predictable or not. We select them because of our confidence in their ability to grow and prosper relative to their competitors over the economic cycle. We are fundamental investors and remain focused on the long term rather than trying to time the ups and downs of short-term market gyrations.

As always, we maintain our focus on seeking companies with durable businesses that we believe will generate long-term growth in today’s ever-changing market conditions.

Emerging Markets Equities

At the end of the Reporting Period, we believed prospects for emerging markets equities’ performance into the next calendar year seemed increasingly promising, though we recognized near-term risks. The key catalysts that we believed may drive equity market performance—1) an improving macroeconomic backdrop; 2) the end of the semiconductor downcycle; 3) China’s economic recovery; 4) growth opportunities in other emerging markets regions and economies; and 5) attractive valuations and earnings.

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MARKET REVIEW

Since March 2022, the U.S. Fed has delivered one of the fastest tightening cycles since the 1980s. Historically, the impact of such action was painful for emerging markets, as capital fled out of emerging markets, resulting in currency devaluations and exacerbating external debt needs. But in 2023, emerging market central banks showcased greater credibility, insulating their economies against sudden shifts in capital flow by undertaking proactive rate increases, improving fiscal discipline and accumulating high foreign exchange reserves. As a result, emerging market currencies have fared relatively well when compared to previous tightening cycles, and inflation has declined at a faster pace than in the developed markets. We also acknowledge the strength of the U.S. dollar toward the end of the Reporting Period, mainly due to the U.S. Fed’s higher for longer rates stance. However, with peak inflation now likely behind us and monetary tightening cycles reaching late stages in major emerging economies, central banks in the emerging markets have started to re-focus on prioritizing economic growth. Fiscal and current account profiles looked largely benign for many of these economies, and we believed this anticipated shift in monetary policy alongside reasonably attractive fundamentals may potentially lead to longer-terms gains for emerging markets equities.

Further, the current downcycle within the semiconductor industry has been an overhang on the performance of emerging markets equities as a consequence of inventory buildup following its peak in 2021. Slowing global demand since 2021 has weighed heavily on the sector, leading to a buildup in inventories and thus an overhang on growth. However, more recent market indicators point toward the semiconductor industry nearing an end of the downcycle, with evidence of inventory levels having already peaked, as indicated by supply-chain inventory days, thus setting the stage, in our view, for a potential resurgence of growth in 2024. We expect structural trends toward automation, digitization, artificial intelligence (“AI”) and shifts in mobility and connectivity to push demand for semiconductors going forward.

As for China, we continued to see signs of a broader economic recovery emerge, although admittedly the pace has been lackluster. We saw an acceleration in activity across COVID-hit industries, but the magnitude of expenditure disappointed. As a result of these challenges, policymakers have embarked on a vast program of piecemeal policy announcements, which should support growth in the last months of 2023, in our opinion. Despite its challenges, we believe China remains a bright spot with subdued inflation and a robust growth outlook. Though seemingly piecemeal, we also believe that individual policy announcements collectively signal an increasing focus on reviving economic growth through stabilization of its property market and boosting consumption. At the end of the Reporting Period, we believed China’s economic recovery would likely be one of the key tailwinds of medium-term performance for the emerging markets equities universe.

Apart from the potential economic recovery in China, emerging markets have seen pockets of regional economic growth elsewhere with what we see as attractive fundamentals and investment opportunities. For example, India, which accounts for approximately 16% of the MSCI EM Index, continues to depict a structural growth story driven by a vibrant domestic economy and structural reform momentum. We further believe we may well be in the midst of a multi-year corporate earnings recovery cycle, with India being one of the only large economies to provide visibility around delivering strong real economic growth over the next decade and attractive earnings compounded annual growth rates over the next four or five years. Meanwhile, in eastern Europe, an improvement in macroeconomic conditions, especially in countries such as Greece, has been benefiting a host of financial- and consumer-oriented businesses.

Meanwhile, valuations for the broader emerging markets complex were trading below historical averages and at a significant discount to U.S. and developed market equities at the end of the Reporting Period. The relative underperformance of emerging markets equities, compared to developed markets equities, during the Reporting Period has made valuations appear attractive and offer a compelling entry point, in our view.

It is, of course, imperative that we acknowledge the risks for emerging markets equities, despite our more constructive view. While geopolitics between U.S. and China are seemingly on a better trajectory, any re-escalation in tensions could mean near-term volatility in equity markets. Markets continue to focus on other global headwinds as well, such as the risk of recession, which seems less likely, but any uptick in the still-high levels of core inflation in the developed markets could trigger prospects of further tightening from the U.S. Fed and ECB, leading to instability.

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Finally, as disciplined, bottom-up investors, we intend to stay true to our investment philosophy and seek to avoid trying to time markets or seek exposure to binary geopolitical outcomes. While we have framed our view ahead around the prospects for the asset class in general, from an investment perspective, we intend to continue to focus on finding sound businesses that we believe are trading at meaningful discounts. We remain cognizant of externalities but believe by being selective and discriminatory at the company level, there are compounding opportunities to be found across the emerging markets equities landscape.

*All index returns are expressed in U.S. dollar terms.

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PORTFOLIO RESULTS

Goldman Sachs China Equity Fund

Investment Objective The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Emerging Markets Equity Team discusses the Goldman Sachs China Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 8.91%, 8.06%, 9.24%, 9.19%, 9.32% and 9.31%, respectively. These returns compare to the 11.63% average annual total return of the Fund’s benchmark, the MSCI China All Shares Index (Net, USD, Unhedged) (the “Index”).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

While posting solid positive absolute returns, the Fund underperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. Sector allocation contributed positively, albeit modestly, to the Fund’s relative results during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Sungrow Power Supply, Meituan and Shenzhen Inovance Technology.

Sungrow Power Supply is a leading photovoltaic (“PV”) inverter solutions provider. The company develops, produces, sells and provides services for solar PV inverters, wind power converters and other power supply. The company also provides system solutions to renewable energy industry users. It has become the most bankable PV inverter brand globally with more than 340 gigawatts of cumulative installed capacity worldwide as of 2022. Its share price fell during the Reporting Period due to concerns about high inventory pile-up, weak monthly export data and increasing pricing pressures. The company’s stock price also declined on concerns of impact from the European Union Net Zero Industry Act on exports of PV inverters from China, concerns which we felt were overdone. Further, Sungrow

Power Supply, in line with other energy companies, was hit with the lagging effect of the inflation wave, with rising interest rates on long-term contracts, growing demand for renewable projects and levels of borrowing becoming more expensive. We retained the position in the Fund, as we remained confident at the end of the Reporting Period about the company’s competitiveness in the long term and believed lower installation costs could help stimulate demand in the near term.

Meituan is a market leader in a fast-growing food delivery market. Its stock performed poorly during the Reporting Period largely on concerns that its competition from ByteDance could slow the growth of in-store and food delivery service. Investor sentiment on Meituan was also affected by dividend distribution day from Tencent Holdings, which used Meituan shares to fund a special dividend. We believe the reaction to ByteDance’s entry into the local on-demand market was overdone. Notably, during the Reporting Period, Meituan continued to post strong year over year growth in both its in-store and food delivery businesses.

Shenzhen Inovance Technology is a domestic leader in industrial automation and electric vehicle components. The company, first established as an electrical motor control expert for elevators, has successfully expanded its expertise in general manufacturing, electric vehicle powertrains, and subway traction and control systems and provides industrial automation solutions to customers in more than 40 niche markets. While the company was one of the Fund’s top positive contributors in its prior 12-month reporting period, Shenzhen Inovance Technology’s share price declined sharply around May 2023 after the company posted weaker than consensus expected first quarter 2023 earnings results.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Index from holdings in NetEase, WuXi AppTec and Li Auto.

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PORTFOLIO RESULTS

NetEase is a game developer that offers service in both China and overseas markets. During the Reporting Period, NetEase continued to outperform the game developer industry’s growth, driven by its strong game development capability and expansion of game operations outside China. At the end of the Reporting Period, we believed its capabilities in personal computer/mobile/console game development and operations would help the company to continue to outperform its peers in revenue and earnings growth going forward.

WuXi AppTec is a leading global pharmaceutical contract research organization (“CRO”) and contract manufacturing organization (“CMO”) providing comprehensive and integrated research and manufacturing services throughout the discovery, development and manufacturing spectrum for small molecule drugs. During the Reporting Period, the company benefited from the rather steady research and development spending outsourcing trend of multinational pharmaceutical companies by tapping into the large supply of scientists and research technicians in China and following its principle of “enabling innovation.” WuXi AppTec’s stock price also rose during the Reporting Period after the company posted a set of better than consensus expected interim earnings, strong free cash flow growth and robust backlog, despite the weak operating environment.

Li Auto is a new energy vehicle (“NEV”) start-up company in China, which thus far has focused on extended range electric vehicle (“EREV”) technology. (NEV is a term used by the Chinese government to refer to vehicles that attract public subsidies.) The company has achieved some success in the premium large-sized hybrid-SUV segment in China. It is also become increasingly recognized for a distinct customer-oriented culture both in services and product design and has invested heavily into research and development to consolidate its established strength in EREV as well as venturing into the mainstream area of battery-operated electric vehicles. During the Reporting Period, the company’s monthly deliveries exceeded the 40,000 milestone, marking its rather steady growth trajectory.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A

The sectors that detracted from the Fund’s relative results most during the Reporting Period were industrials, consumer discretionary and energy, wherein stock selection in each was weak. Allocation positioning in industrials and consumer discretionary also hurt. Further, having a position in cash, albeit modest, during a Reporting Period when the Index gained, dampened the Fund’s relative results. Conversely, materials, communication services and information technology contributed most positively to the Fund’s relative results during the Reporting Period due primarily to allocation positioning and, to a lesser extent, to individual stock selection.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, we used futures contracts to equalize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on the Fund results during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

We initiated a Fund position during the Reporting Period in Postal Savings Bank of China (“PSBC”), the fifth largest commercial bank, as measured by assets, in China. PSBC has approximately 40 branches across the country, with strong penetration, in our view, in lower tier cities and rural areas. This, in turn, has enabled the bank to develop a loyal and strong deposit franchise. We see this as an attractive competitive advantage, as it may well create an opportunity to reach the “under-banked” population that is not available to its peers. Further, its physical presence remains crucial, in our opinion, for many cross-selling business segments, such as credit and wealth management. In addition, recent managerial changes have brought rich experience, we believe, in retail banking and wealth management. The bank’s management team has been actively focusing on developing its retail franchise by broadening its product offerings and deepening its client relationships. PSBC has one of the lowest loan-to-deposit ratios among national banks, at about 60%. This low loan-to-deposit ratio should allow PSBC, we believe, to continue to grow its loan book and improve its net interest margin amid sustained margin compression pressures for the industry.

We established a Fund position in China Petroleum and Chemical (“Sinopec”) during the Reporting Period. Sinopec is one of the largest integrated oil companies in China, with its business spanning exploration and production, refining, marketing and chemicals. We initiated the position because we expect post-COVID recovery in refined oil demand to drive resilient earnings and the company’s strong free cash flow to support high dividend payouts and share

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PORTFOLIO RESULTS

buybacks. Further, the State-Owned Assets Supervision and Administration Commission’s change in key performance indicators for state-owned enterprises from network performance monitoring metrics to return on equity and cash flow makes the goal more aligned with interests of equity investors, in our view.

Conversely, we sold the Fund’s position in S.F. Holdings, a logistics company in China, during the Reporting Period. We had been positive towards the company’s China business recovery after the country’s COVID-19 economic re-opening as well as toward its long-term capabilities. However, the company acquired Kerry Logistics during the Reporting Period, which exposed it to a larger international freight forward business. Given the downward pressures on international freight rates, we sold the stock in an effort to avoid the drag from its international business.

We exited the Fund’s position in Wuxi Biologics, one of the largest contract research, development and manufacturing companies in China. We were concerned its rapid overseas expansion could lead to margin dilution and lower returns in the medium term, and thus decided to sell the position.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective April 11, 2023, Shao Ping Guan no longer served as a portfolio manager for the Fund. Effective the same date, Nathan Lin began serving as a portfolio manager for the Fund, joining Basak Yavuz, Hiren Dasan and Christine Pu, who continue to serve as portfolio managers for the Fund. Mr. Lin is a co-head of the China Equity team and portfolio manager for the Goldman Sachs Asset Management China Equity Strategies. Mr. Lin joined Goldman Sachs Asset Management in 2008. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

Most sector weights are usually established within a relatively narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, relative to the Index, there were no notable changes in the Fund’s sector weightings.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund had an overweighted position relative to the Index in the consumer discretionary sector. On the same date, the Fund had underweighted positions compared to the Index in the materials, consumer staples and real estate sectors and rather neutral positions relative to the Index in industrials, information technology, communication services, utilities, financials, energy and health care.

As always, we remained focused on individual stock selection, with sector positioning being a secondary, closely-monitored effect.

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FUND BASICS

China Equity Fund

as of October 31, 2023

TOP TEN HOLDINGS AS OF 10/31/23[1,2]

Holding	% of Net Assets	Line of Business	Country

Tencent Holdings Ltd.	8.7%	Interactive Media & Services	China

Alibaba Group Holding Ltd.	6.5	Broadline Retail	China

Kweichow Moutai Co. Ltd., Class A	4.9	Beverages	China

Meituan, Class B	3.3	Hotels, Restaurants & Leisure	China

NetEase, Inc.	2.6	Entertainment	China

China Yangtze Power Co. Ltd., Class A	2.4	Independent Power and Renewable Electricity Producers	China

Contemporary Amperex Technology Co. Ltd., Class A	2.3	Electrical Equipment	China

China Merchants Bank Co. Ltd., Class A	2.1	Banks	China

Postal Savings Bank of China Co. Ltd., Class A	2.0	Banks	China

Ping An Insurance Group Co. of China Ltd., Class A	2.0	Insurance	China

[1]	The top 10 holdings may not be representative of the Fund’s future investments.
[2]	The line of business for each holding is reported at the industry or sub-industry level.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[3]

As of 10/31/2023

[3]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

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FUND BASICS

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS CHINA EQUITY FUND

Performance Summary

October 31, 2023

The following graph shows the value, as of October 31, 2023, of a $1,000,000 investment made on November 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® China All Shares Index (Net, USD, Unhedged) is shown. The MSCI® China All Shares Index commenced operations in 2014. Since the MSCI® China All Shares Index has not been in existence for 10 full calendar years as of the end of the Reporting Period, 10 year returns are not available. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

China Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from November 1, 2013 through October 31, 2023.

Average Annual Total Returns through October 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	8.91%	(1.14)%	1.47%	—

Including sales charges	2.90%	(2.25)%	0.90%	—

Class C

Excluding contingent deferred sales charges	8.06%	(1.87)%	0.72%	—

Including contingent deferred sales charges	7.06%	(1.87)%	0.72%	—

Institutional	9.24%	(0.81)%	1.84%	—

Investor (Commenced on February 28, 2014)	9.19%	(0.88)%	—	1.41%

Class R6 (Commenced on February 28, 2018)	9.32%	(0.80)%	—	(4.60)%

Class P (Commenced on April 16, 2018)	9.31%	(0.79)%	—	(4.57)%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

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PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity Fund

Investment Objective The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Emerging Markets Equity Team discusses the Goldman Sachs Emerging Markets Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 9.35%, 8.51%, 9.65%, 9.09%, 9.60%, 9.64% and 9.67%, respectively. These returns compare to the 10.80% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

While posting solid absolute returns, the Fund underperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. Sector allocation and country allocation overall added value, albeit modestly. From a country perspective, effective stock selection and allocation positioning overall in Greece, South Korea and Saudi Arabia contributed most positively to the Fund’s performance. The countries that detracted most from the Fund’s relative results during the Reporting Period were China, South Africa and Brazil, wherein stock selection overall in each hurt.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Transaction Capital, Banco Bradesco and Hapvida Participacoes e Investimentos (“Hapvida”).

Transaction Capital operates as an investment management company with its headquarters in South Africa. Transaction Capital focuses on credit-oriented assets managed by entrepreneurial management teams using an investment approach to generate risk-adjusted interest returns and capital appreciation services. During the Reporting Period, the company’s stock declined sharply when its management team mentioned headwinds to the business, which they originally thought were cyclical but later transformed into structural problems. These problems, in turn, affected its results in its SA Taxi business as well as its WeBuyCars business. Based on these reports, we decided to sell the Fund’s position in Transaction Capital.

Banco Bradesco is the second largest private financial conglomerate in Brazil with a focus on banking and insurance. In our view, Banco Bradesco’s banking platform has both a well-diversified business mix and loan portfolio with high coverage. It serves more small and medium-sized businesses compared to its Brazilian peers. During the Reporting Period, high inflation, combined with high interest rates, hurt the asset quality of those businesses. As a result, Banco Bradesco saw an increase in the number of delinquent loans and an increased cost of risk, hurting the company’s stock price. Further, Banco Bradesco provided weak guidance. As such, we opted to sell the Fund’s position in Banco Bradesco.

Hapvida is the largest vertically integrated health insurer in Brazil. The company’s business model is to lower the cost of care by reasonably restricting the members’ services to its own facilities. In our view, Hapvida has a large opportunity set because of Brazil’s aging population, under-penetrated private medical coverage market and low quality public health care system. During the Reporting Period, high medical inflation costs, downward pressure on margins and overall growth problems in the health care sector broadly were headwinds to the performance of Hapvida. Considering these headwinds, we decided to exit the Fund’s position in Hapvida.

12

PORTFOLIO RESULTS

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were JUMBO, Taiwan Semiconductor Manufacturing (“TSMC”) and Zomato.

JUMBO is a toy retailer in Greece with operations in Romania, Bulgaria and Cyprus. The company also sells home products, baby products and stationery products. During the Reporting Period, JUMBO posted strong returns, cash generation and a net cash balance sheet. The company benefited from strong demand post-COVID, higher pricing and market share gains, despite supply-chain challenges.

TSMC is the largest dedicated contract semiconductor foundry globally, with more than half blended market share. The company handles semiconductor circuit manufacturing for companies that do not have their own manufacturing facilities. Its factories are primarily located in Taiwan, though the company is in the process of expanding its presence in the U.S. and Japan. During the Reporting Period, overall high demand for computing chips helped the company further its market share expansion in advanced market segments. The relative stabilization of U.S. and China tensions also eased investors’ concerns about Taiwan stock market investments. TSMC’s share price started to rally in December 2022 and sustained better investment sentiment through the remainder of the Reporting Period. At the end of the Reporting Period, we continued to favor TSMC given its leading position in advanced semiconductors and industry secular growth.

Zomato is the biggest food delivery and discovery platform in India. We believe the online food delivery business in India is poised for strong growth over the medium term given the low penetration rate levels there compared to the U.S. and China. Moreover, Zomata benefits, in our view, from the favorable market industry structure, which is essentially a duopoly in India. During the Reporting Period, Zomato benefited from post-COVID growth, even as momentum slowed somewhat.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A

Relative to the Index, weak stock selection in the information technology, health care and energy sectors detracted from the Fund’s performance most during the Reporting Period. Conversely, effective stock selection in communication services and consumer discretionary contributed most positively to the Fund’s performance. Having an underweighted allocation to utilities, which was the second-weakest performing sector in the Index during the Reporting Period, also added value.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of our active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

We initiated a Fund position in Axis Bank, the third largest private bank in India, during the Reporting Period. In our view, the bank is well positioned to reap the benefits of structural sector tailwinds. These benefits could well come, we believe, through its initiatives on the digital front to increase profitability and growth and by broadening its product offerings, such as digital loans. The bank has also already benefited from its loan repricing and diversifying its loan clients to favor retail and small-to-medium enterprises, resulting in increased margins.

We established a Fund position in BYD, a Chinese automobile and electric vehicle battery manufacturer and retailer. The company also manufactures buses, electric bicycles, trucks, forklifts, solar panels and rechargeable batteries. BYD is a leader in its industry with significant market share and is well situated, in our opinion, to maintain its position through what we see as its competitive cost advantages, in-house supply of components and scalability. We also initiated the position due to BYD’s experience in the new energy vehicle industry as well as our view on its potential for growth.

Conversely, in addition to those sales of positions mentioned earlier, we exited the Fund’s position in Rede D’Or Sao Luiz during the Reporting Period. Rede D’Or Sao Luiz operates the largest private health care hospital network in Brazil. The company also manages the largest outpatient oncology clinics and the third largest diagnostic labs business in the country. We sold the Fund’s position in its stock on concerns about Brazil’s health care system headwinds. During the last few years, regulation has negatively impacted plan premiums, in turn, affecting margins. At the same time, costs in the health care system started increasing with pent-up demand for elective surgeries. Many of these factors led to medical inflation that surpassed general inflation by a significant factor. Further, price increases have not yet been

13

PORTFOLIO RESULTS

passed through completely, creating additional downward pressure on profit margins. As such, we decided to sell the position.

We eliminated the Fund’s position in Hangzhou Robam, which is a China-headquartered kitchen appliance leader with a focus on cooker hoods, gas stoves, disinfection dishwashers, ovens and electric pressure cookers. The slowdown in China’s property market in the latter half of 2022 depressed demand for kitchen appliances. As the recovery of the property market has been slower than most expected and sluggish at best throughout the Reporting Period, we exited the stock to reduce the Fund’s exposure to the overall property supply chain in China.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

Fund weightings at a sector level are driven by bottom-up stock selection. That said, during the Reporting Period, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund had overweighted exposure to Mexico, Indonesia, Greece and the Philippines and underweighted exposure to Saudi Arabia, South Africa and Taiwan relative to the Index. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining components of the Index, with the exceptions of Malaysia, Colombia, Czech Republic, Hungary, Peru, Chile, Turkey, Kuwait, Qatar and Hong Kong, where the Fund had no exposure at the end of the Reporting Period. The Fund also had exposure to equity markets that are not components of the Index, including Singapore, Slovenia and Romania.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in consumer discretionary, consumer staples, information technology, health care and real estate at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the materials, industrials, energy and utilities sectors at the end of the Reporting Period. The Fund had rather neutral allocations to the Index in the communication services and financials sectors at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

14

FUND BASICS

Emerging Markets Equity Fund

as of October 31, 2023

TOP TEN HOLDINGS AS OF 10/31/23[1,2]

Holding	% of Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd.	8.5%	Semiconductors & Semiconductor Equipment	Taiwan

Samsung Electronics Co. Ltd.	6.1	Technology Hardware, Storage & Peripherals	South Korea

Tencent Holdings Ltd.	5.3	Interactive Media & Services	China

Alibaba Group Holding Ltd.	3.9	Broadline Retail	China

Kweichow Moutai Co. Ltd., Class A	2.5	Beverages	China

ICICI Bank Ltd.	1.9	Banks	India

Meituan, Class B	1.8	Hotels, Restaurants & Leisure	China

Bank Central Asia Tbk PT	1.7	Banks	Indonesia

NetEase, Inc.	1.5	Entertainment	China

China Merchants Bank Co. Ltd., Class H	1.5	Banks	China

[1]	The top 10 holdings may not be representative of the Fund’s future investments.
[2]	The line of business for each holding is reported at the industry or sub-industry level.

FUND VS. BENCHMARK SECTOR ALLOCATIONS [3]

As of 10/31/2023

[3]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets at October 31, 2023.

15

FUND BASICS

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

16

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Summary

October 31, 2023

The following graph shows the value, as of October 31, 2023, of a $1,000,000 investment made on November 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Emerging Markets Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Emerging Markets Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from November 1, 2013 through October 31, 2023.

Average Annual Total Returns through October 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	9.35%	1.78%	2.31%	—

Including sales charges	3.32%	0.63%	1.73%	—

Class C

Excluding contingent deferred sales charges	8.51%	1.01%	1.54%	—

Including contingent deferred sales charges	7.51%	1.01%	1.54%	—

Institutional	9.65%	2.11%	2.68%	—

Service	9.09%	1.59%	2.16%	—

Investor	9.60%	2.02%	2.55%	—

Class R6 (Commenced on July 31, 2015)	9.64%	2.12%	—	2.75%

Class P (Commenced on April 16, 2018)	9.67%	2.11%	—	(2.35)%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

17

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity ex. China Fund

Investment Objective The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

The Goldman Sachs Emerging Markets Equity ex. China Fund (the “Fund”) launched on December 6, 2022. Below, the Goldman Sachs Global Emerging Markets Equity Team discusses the Fund’s performance and positioning for the period from inception through October 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 0.17%, -0.54%, 0.46%, 0.33%, 0.48%, -0.03% and 0.48%, respectively. These returns compare to the -0.01% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets ex-China Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

Most share classes of the Fund outperformed the Index on a relative basis during the Reporting Period, attributable to individual stock selection, sector allocation and country allocation overall, which each added value. From a country perspective, effective stock selection and allocation positioning in India, Greece and South Korea contributed most positively to the Fund’s performance. The countries that detracted most from the Fund’s relative results during the Reporting Period were South Africa and Egypt, wherein stock selection overall in each hurt. Having an out-of-benchmark exposure to Singapore, which significantly underperformed the Index during the Reporting Period, also hurt.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Transaction Capital, NCSoft and Sendas Distribuidoras.

Transaction Capital operates as an investment management company with its headquarters in South Africa. Transaction Capital focuses on credit-oriented assets managed by entrepreneurial management teams using an investment approach to generate risk-adjusted interest returns and capital appreciation services. During the Reporting Period, the company’s stock declined sharply when its management team mentioned headwinds to the business, which they originally thought were cyclical but later transformed into structural problems. These problems, in turn, affected its results in its SA Taxi business as well as its WeBuyCars business. Based on these reports, we decided to sell the Fund’s position in Transaction Capital.

NCSoft is a leading online gaming company in South Korea. NCSoft specializes in the multiplayer online role-playing game genre, a popular genre in South Korea and one that is also gaining popularity internationally, enabling multiple gamers across the world to interact. The company has a proven track record of launching game intellectual properties that have become long-lasting franchises. The company also has, in our view, one of the most exciting game pipelines among South Korean peers, with several popular titles that were scheduled to launch during the first half of 2023. Its shares fell during the Reporting Period, however, after the company saw a decline in revenue as it awaited the launch of new games and as Apple announced its intention to correct its commission policy such that it could mean lower commission fees for NCSoft.

Sendas Distribuidoras, also known as Assai, is one of the largest cash and carry players in Brazil and is the only listed pure-play cash and carry operator. Cash and carry has been a winning format in Brazil as consumer incomes are stretched by low economic growth and high inflation in the country. (Cash and carry is a system of wholesale trading whereby goods are paid for in full at the time of purchase and taken away at that time instead of being delivered.) Assai has, in our view, a good track record on store openings and has an accelerated pace of expansion via conversion of hypermarkets bought from GPA, the second-biggest retail company in Latin America, into Extra Cash and Carry

18

PORTFOLIO RESULTS

stores, a wholesaler based in the U.K. However, during the Reporting Period, a decline in earnings affected its stock price negatively.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were MercadoLibre, Samsung Electronics and Caixa Seguridade.

MercadoLibre is a leading e-commerce platform in Latin America, offering an online marketplace and fintech services. To the company’s benefit, e-commerce penetration was widely seen as having good opportunity to grow rapidly in the region. Additionally, both broadband and credit card penetration have been increasing. MercadoLibre is building out a complete digital financial services ecosystem that is expected to integrate both digital and physical commerce with a loyalty program, linking fintech with e-commerce. During the Reporting Period, MercadoLibre’s stock price rose, mostly driven by robust results that showed growth across its ecosystem of products and services. Also, the company relaunched its loyalty program with a pay model called MELI+, which gives users access to deals, shipping priority and content from partners like Disney.

Samsung Electronics is one of the largest consumer electronics and components providers globally. Based in South Korea, the company is also the largest memory chip provider globally as well as the largest flexible organic light-emitting diode (“OLED”) display provider for mobile devices. Notably, the company is one of the major dynamic random access memory (“DRAM”) and not-and (“NAND”) manufacturers in the world. The company also offers home appliances, including TVs, washing machines and more. During the Reporting Period, after seeing a decline in demand, Samsung Electronics’ stock recovered primarily driven by consensus expectations of memory market troughing due to an increase in demand for artificial intelligence (“AI”) applications and capacity controls.

Caixa Seguridade is a wholly-owned subsidiary of Caixa and one of the largest insurers in Brazil. Along with insurance policies, the company also offers private pensions, bonds and other financial services. During the Reporting Period, Caixa Seguridade’s share price gained on reports of strong financial results. The company’s premium growth demonstrated good momentum, reflecting stronger credit appetite and better financial yields given the higher policy rates. Additionally, during the Reporting Period, a new Chief Executive Office was appointed, whose message was one of continuity, which, in turn, calmed investors’ fear of a change in strategy.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A

Relative to the Index, effective stock selection in the consumer discretionary and communication services sectors contributed most positively to the Fund’s performance. Additionally, having an underweighted allocation to materials, which was the weakest performing sector in the Index during the Reporting Period, boosted the Fund’s relative results. Having a position in cash, albeit a modest one, during a Reporting Period when the Index fell added value as well. Conversely, weak stock selection in the information technology, energy and health care sectors detracted from the Fund’s performance most during the Reporting Period. Having an underweighted allocation to energy, which outperformed the Index during the Reporting Period, and having an overweighted allocation to health care, which underperformed the Index during the Reporting Period, also hurt.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of our active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

The Fund launched in December 2022. That said, among the significant purchases made during the Reporting Period was that of Samsung SDI, a battery and electronics manufacturer based in South Korea. The company engages in the manufacture and sale of secondary cells and plasma display panels (“PDPs”). It operates in two business segments—display and energy. The display segment is engaged in the manufacture of PDPs used in televisions as well as operations of rental businesses. The energy segment is engaged in the manufacture of batteries. At the time of purchase, we liked the company’s operational performance in the energy storage space and, given its then-recent correction in share price, we saw an attractive entry point.

We established a Fund position in TIM Brasil, one of the largest mobile operators in Brazil. The company has the highest share of pre-paid users and has slowly been converting them to hybrid/post-paid users. Unlike competitors Vivo and Claro, TIM Brasil is a pure-play

19

PORTFOLIO RESULTS

mobile network operator and has only modest exposure to fixed-lines business, such as fiber and cable. Telecom India is the parent company and holds approximately two-thirds of its stock. We like that the company invested significantly from 2015 onwards to improve its network quality and is in a level playing field against its competitors today, in our view. Additionally, we believe that after market consolidation in 2021, TIM Brasil is better positioned to continue to grow and show strong financials.

Conversely, during the Reporting Period, we exited the Fund’s position in HDFC Bank, the largest bank in India, as measured by market capitalization. HDFC Bank offers a wide range of services to the global corporate sector. The bank provides corporate banking and custodial services and is active in the government bond and capital markets. HDFC Bank also markets project advisory services and capital market products. During the Reporting Period, we sold the stock to consolidate the Fund’s position within the financials sector.

We eliminated the Fund’s position in Banco Bradesco, the second largest private financial conglomerate in Brazil with a focus on banking and insurance. In our view, Banco Bradesco’s banking platform has both a well-diversified business mix and loan portfolio with high coverage. It serves more small and medium-sized businesses compared to its Brazilian peers. During the Reporting Period, high inflation, combined with high interest rates, hurt the asset quality of those businesses. As a result, Banco Bradesco saw an increase in the number of delinquent loans and an increased cost of risk, hurting the company’s stock price. Further, Banco Bradesco provided weak guidance. As such, we opted to sell the Fund’s position in Banco Bradescoe.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

Fund weightings at a sector level are driven by bottom-up stock selection. That said, during the Reporting Period, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund had overweighted exposure to Mexico, Indonesia, Greece, India and Brazil and underweighted exposure to Taiwan, South Africa and Saudi Arabia relative to the Index. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining components of the Index, with the exceptions of Malaysia, Qatar, Kuwait, Colombia, Czech Republic, Hungary, Peru and Turkey, where the Fund had no exposure at the end of the Reporting Period. The Fund also had exposure to equity markets that are not components of the Index, including Singapore, Slovenia and Romania.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in consumer discretionary, information technology, consumer staples and health care at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the materials, industrials, utilities, financials and energy sectors at the end of the Reporting Period. The Fund had rather neutral allocations to the Index in the real estate and communication services sectors at the end of the Reporting Period

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect Period.

20

FUND BASICS

Emerging Markets Equity ex. China Fund

as of October 31, 2023

TOP TEN HOLDINGS AS OF 10/31/23[1,2]

Holding	% of Net Assets	Line of Business	Country
Taiwan Semiconductor Manufacturing Co. Ltd.	11.5%	Semiconductors & Semiconductor Equipment	Taiwan
Samsung Electronics Co. Ltd.	9.1	Technology Hardware, Storage & Peripherals	South Korea
Bank Central Asia Tbk PT	3.3	Banks	Indonesia
ICICI Bank Ltd.	2.3	Banks	India
MediaTek, Inc.	1.9	Semiconductors & Semiconductor Equipment	Taiwan
Saudi Arabian Oil Co.	1.9	Oil, Gas & Consumable Fuels	Saudi Arabia
MercadoLibre, Inc.	1.8	Broadline Retail	Brazil
Axis Bank Ltd.	1.6	Banks	India
United Microelectronics Corp.	1.5	Semiconductors & Semiconductor Equipment	Taiwan
Zomato Ltd.	1.5	Hotels, Restaurants & Leisure	India

[1]	The top 10 holdings may not be representative of the Fund’s future investments.
[2]	The line of business for each holding is reported at the industry or sub-industry level.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[3]

As of 10/31/2023

[3]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

21

FUND BASICS

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

22

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Performance Summary

October 31, 2023

The following graph shows the value, as of October 31, 2023, of a $1,000,000 investment made on December 6, 2022 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Emerging Markets ex. China Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Emerging Markets Equity ex. China Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from December 6, 2022 through October 31, 2023.

Cumulative Total Returns through October 31, 2023*	Since Inception

Class A (Commenced on December 6, 2022)

Excluding sales charges	0.17%

Including sales charges	(5.33)%

Class C (Commenced on December 6, 2022)

Excluding contingent deferred sales charges	(0.54)%

Including contingent deferred sales charges	(1.53)%

Institutional (Commenced on December 6, 2022)	0.46%

Investor (Commenced on December 6, 2022)	0.33%

Class R6 (Commenced on December 6, 2022)	0.48%

Class R (Commenced on December 6, 2022)	(0.03)%

Class P (Commenced on December 6, 2022)	0.48%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns. Total returns for periods of less than one year are not annualized.

23

PORTFOLIO RESULTS

Goldman Sachs ESG Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

The Fund uses a proprietary framework to identify and invest in a selective portfolio of companies that satisfy the Fund’s Environmental, Social and Governance (“ESG”) criteria. By incorporating ESG criteria and an active ownership approach, the Fund seeks to manage risk from an ESG perspective and invest in sustainable businesses trading at attractive valuations that may generate excess returns over the benchmark.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Emerging Markets Equity Team discusses the Goldman Sachs ESG Emerging Markets Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 7.79%, 6.92%, 8.20%, 8.00%, 8.19%, 7.58% and 8.20%, respectively. These returns compare to the 10.80% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

While posting solid positive absolute returns, the Fund underperformed the Index on a relative basis during the Reporting Period, attributable to individual stock selection, sector allocation and country allocation overall. From a country perspective, weak stock selection in China, South Africa and Brazil detracted most from the Fund’s performance. Allocation positioning in China and Brazil also dampened the Fund’s relative results. The countries that contributed most positively to the Fund’s relative results during the Reporting Period were Greece, Saudi Arabia and Taiwan. Effective stock selection helped most in Greece and Taiwan. Allocation positioning proved beneficial in Greece and Saudi Arabia.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to the Index were positions in Banco Bradesco, Transaction Capital and Sungrow Power Supply.

Banco Bradesco is the second largest private financial conglomerate in Brazil with a focus on banking and insurance. In our view, Banco Bradesco’s banking platform has both a well-diversified business mix and loan portfolio with high coverage. It serves more small and medium-sized businesses compared to its Brazilian peers. During the Reporting Period, high inflation, combined with high interest rates, hurt the asset quality of those businesses. As a result, Banco Bradesco saw an increase in the number of delinquent loans and an increased cost of risk, hurting the company’s stock price. Further, Banco Bradesco provided weak guidance. As such, we opted to sell the Fund’s position in Banco Bradesco.

Transaction Capital operates as an investment management company with its headquarters in South Africa. Transaction Capital focuses on credit-oriented assets managed by entrepreneurial management teams using an investment approach to generate risk-adjusted interest returns and capital appreciation services. During the Reporting Period, the company’s stock declined sharply when its management team mentioned headwinds to the business, which they originally thought were cyclical but later transformed into structural problems. These problems, in turn, affected its results in its SA Taxi business as well as its WeBuyCars business. Based on these reports, we decided to sell the Fund’s position in Transaction Capital.

Sungrow Power Supply is a leading photovoltaic (“PV”) inverter solutions provider headquartered in China. The company develops, produces, sells and provides services for solar PV inverters, wind power converters and other power supply. The company also provides system solutions

24

PORTFOLIO RESULTS

to renewable energy industry users. It has become the most bankable PV inverter brand globally with more than 340 gigawatts of cumulative installed capacity worldwide as of 2022. Its share price fell during the Reporting Period due to concerns about high inventory pile-up, weak monthly export data and increasing pricing pressures. The company’s stock price also declined on concerns of impact from the European Union Net Zero Industry Act on exports of PV inverters from China, concerns which we felt were overdone. Further, Sungrow Power Supply, in line with other energy companies, was hit with the lagging effect of the inflation wave, with rising interest rates on long-term contracts, growing demand for renewable projects and levels of borrowing becoming more expensive. We retained the position in the Fund, as we remained confident at the end of the Reporting Period about its competitiveness in the long term and believed lower installation costs could help stimulate demand in the near term.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Zomato, Taiwan Semiconductor Manufacturing (“TSMC”) and JUMBO.

Zomato is the biggest food delivery and discovery platform in India. We believe the online food delivery business in India is poised for strong growth over the medium term given the low penetration rate levels there compared to the U.S. and China. Moreover, Zomata benefits, in our view, from the favorable market industry structure, which is essentially a duopoly in India. During the Reporting Period, Zomato benefited from post-COVID growth, even as momentum slowed somewhat.

TSMC is the largest dedicated contract semiconductor foundry globally, with more than half blended market share. The company handles semiconductor circuit manufacturing for companies that do not have their own manufacturing facilities. Its factories are primarily located in Taiwan, though the company is in the process of expanding its presence in the U.S. and Japan. During the Reporting Period, overall high demand for computing chips helped the company further its market share expansion in advanced market segments. The relative stabilization of U.S. and China tensions also eased investors’ concerns about Taiwan stock market investments. TSMC’s share price started to rally in December 2022 and sustained better investment sentiment through the remainder of the Reporting Period. At the end of the Reporting Period, we continued to favor TSMC given its leading position in advanced semiconductors and industry secular growth.

JUMBO is a toy retailer in Greece with operations in Romania, Bulgaria and Cyprus. The company also sells home products, baby products and stationery products. During the Reporting Period, JUMBO posted strong returns, cash generation and a net cash balance sheet. The company benefited from strong demand post-COVID, higher pricing and market share gains, despite supply-chain challenges.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A

Relative to the Index, weak stock selection in health care, financials and consumer staples detracted from the Fund’s performance most during the Reporting Period. Having overweighted allocations to financials and consumer staples, each of which underperformed the Index during the Reporting Period, further dampened the Fund’s relative results. Additionally, having a position in cash, albeit modest, during a Reporting Period when the Index gained, hurt. Conversely, effective stock selection in the communication services and real estate sectors contributed most positively to the Fund’s performance. Having an underweighted allocation to materials, which underperformed the Index during the Reporting Period, further buoyed the Fund’s relative results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of our active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

During the Reporting Period, we initiated a Fund position in BYD, a Chinese automobile and electric vehicle battery manufacturer and retailer. The company also manufactures buses, electric bicycles, trucks, forklifts, solar panels and rechargeable batteries. BYD is a leader in its industry with significant market share and is well situated, in our opinion, to maintain its position through what we see as its competitive cost advantages, in-house supply of components and scalability. Due to BYD’s experience in the new energy vehicle industry as well as our view on its potential for growth, we initiated the position.

We established a Fund position in Axis Bank, the third largest private bank in India, during the Reporting Period. In our view, the bank is well positioned to reap the benefits

25

PORTFOLIO RESULTS

of structural sector tailwinds. These benefits could well come, we believe, through its initiatives on the digital front to increase profitability and growth and by broadening its product offerings, such as digital loans. The bank has also already benefited from its loan repricing and diversifying its loan clients to favor retail and small-to-medium enterprises, resulting in increased margins.

Conversely, in addition to the sales mentioned earlier, we exited the Fund’s position in AIA Group, a Hong Kong-based insurance company. We like AIA Group’s well-diversified Asian footprint and strong management. Further, its onshore China business has shown sustained growth momentum with a niche premium agent model targeting high-end customers. Its growth opportunity was enhanced by expected full licensing across all provinces in China. Its southeast Asia local businesses were also steadily improving with expanded distribution capabilities and better margins. We expected the company’s operation to improve further with the easing of social restrictions and border control between Hong Kong and China. However, we exited the position as we believed we saw better risk/return opportunities in other sectors and markets.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

Fund weightings at a sector level are driven by bottom-up stock selection. That said, during the Reporting Period, there were no notable changes to the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund had overweighted exposures to Greece, India and Mexico and underweighted exposures to Saudi Arabia and South Africa relative to the Index. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining components of the Index, with the exceptions of Hong Kong, Malaysia, Colombia, Czech Republic, Hungary, Peru, China, Chile, Turkey, Kuwait, Qatar and Poland, where the Fund had no exposure at all. The Fund also had exposure to equity markets that are not components of the Index, including Romania.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in consumer discretionary, financials, information technology, consumer staples and communication services at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the materials, energy, industrials and utilities sectors at the end of the Reporting Period. The Fund had rather neutral exposure to the real estate and health care sectors at the end of the Reporting Period.

We remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect. We believe our ongoing engagement efforts with companies in the Fund’s portfolio is helping to drive improvements in environmental, social and corporate governance practices for these businesses, which may not only help unlock shareholder value over time but may also help encourage these businesses to operate in an even more sustainable fashion in the future.

26

FUND BASICS

ESG Emerging Markets Equity Fund

as of October 31, 2023

TOP TEN HOLDINGS AS OF 10/31/23[1,2]

Holding	% of Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd.	9.2%	Semiconductors & Semiconductor Equipment	Taiwan

Samsung Electronics Co. Ltd.	6.6	Technology Hardware & Equipment	South Korea

Tencent Holdings Ltd.	6.2	Media & Entertainment	China

Alibaba Group Holding Ltd.	4.0	Consumer Discretionary Distribution & Retail	China

Tata Consumer Products Ltd.	2.7	Food, Beverage & Tobacco	India

ICICI Bank Ltd.	2.6	Banks	India

Bank Central Asia Tbk PT	2.3	Banks	Indonesia

MediaTek, Inc.	2.2	Semiconductors & Semiconductor Equipment	Taiwan

Meituan, Class B	2.1	Consumer Services	China

Zomato Ltd.	2.0	Consumer Services	India

[1]	The top 10 holdings may not be representative of the Fund’s future investments.
[2]	The line of business for each holding is reported at the industry or sub-industry level.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[3]

As of 10/31/2023

[3]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

27

FUND BASICS

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

28

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Performance Summary

October 31, 2023

The following graph shows the value, as of October 31, 2023, of a $1,000,000 investment made on May 31, 2018 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Emerging Markets Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

ESG Emerging Markets Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from May 31, 2018 through October 31, 2023.

Average Annual Total Returns through October 31, 2023*	One Year	Five Years	Since Inception

Class A (Commenced on May 31, 2018)

Excluding sales charges	7.79%	1.73%	(1.62)%

Including sales charges	1.82%	0.59%	(2.63)%

Class C (Commenced on May 31, 2018)

Excluding contingent deferred sales charges	6.92%	0.99%	(2.35)%

Including contingent deferred sales charges	5.92%	0.99%	(2.35)%

Institutional (Commenced on May 31, 2018)	8.20%	2.10%	(1.27)%

Investor (Commenced on May 31, 2018)	8.00%	2.00%	(1.36)%

Class R6 (Commenced on May 31, 2018)	8.19%	2.11%	(1.26)%

Class R (Commenced on May 31, 2018)	7.58%	1.50%	(1.85)%

Class P (Commenced on January 31, 2020)	8.20%	—	(4.29)%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

29

PORTFOLIO RESULTS

Goldman Sachs International Equity ESG Fund

Investment Objective

The Fund seeks long-term capital appreciation.

The Fund uses a proprietary framework to identify and invest in a selective portfolio of companies that satisfy the Fund’s Environmental, Social and Governance (“ESG”) criteria. By incorporating ESG criteria and an active ownership approach, the Fund seeks to manage risk from an ESG perspective and invest in sustainable businesses trading at attractive valuations that may generate excess returns over the benchmark.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental International Equity Team discusses Goldman Sachs International Equity ESG Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 11.02%, 10.24%, 11.43%, 10.83%, 11.31%, 11.42% and 11.39%, respectively. These returns compare to the 14.40% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (the “MSCI EAFE Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

While posting double-digit positive absolute returns, the Fund underperformed the MSCI EAFE Index on a relative basis during the Reporting Period, attributable primarily to individual stock selection. Sector allocation also detracted, albeit only slightly. Country allocation contributed positively to the Fund’s relative performance during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were DSM-Firmenich, Rentokil Initial and Neste.

A new position for the Fund during the Reporting Period, DSM-Firmenich, a Dutch maker of nutrition, health and beauty products, was the largest detractor from the Fund’s performance during the Reporting Period, attributable primarily to the third quarter of 2023. During those months in particular, the company’s underperformance was largely driven by its messaging around its net debt load, which came in higher than it expected, leaving investors concerned and causing its stock to decline. The company’s stock may also have suffered on the back of weakness in its vitamins business and overhang from the DSM and Firmenich merger completed in May 2023. However, at the end of the Reporting Period, our view of the company’s prospects remained unchanged, as we believed the DSM and Firmenich merger gives the combined company a faster path to market for key products and revenue synergies. We added modestly to the Fund’s position in DSM-Firmenich on the back of its depressed valuation.

Rentokil Initial provides fully integrated facilities management and essential support services to government and commercial sector organizations of all sizes across all business sectors. The company, based in the U.K., provides services in pest control, hygiene, workwear, facilities and plants. October 2023 saw a significant negative movement in its stock after underperformance and lower demand estimates in U.S. markets, which make up approximately 60% of the company’s business. We added modestly to the Fund’s position in Rentokil Initial toward the end of the Reporting Period, as we saw this as an overreaction. Indeed, at the end of the Reporting Period, we saw structural growth in the pest control market and consolidation opportunity in the fragmented pest control industry, where Rentokil Initial holds about a 10% market share. By building density through organic growth as well as a well-executed merger and acquisition strategy, we believed Rentokil Initial may have an opportunity to further expand its margins going forward.

30

PORTFOLIO RESULTS

Neste, based in Finland, is the leading manufacturer of renewable diesel globally. One of the Fund’s top positive contributors in the prior 12-month reporting period, Neste was a significant detractor from the Fund’s relative results during the Reporting Period having recorded a slight decrease in its revenues, driven by lower market and sales prices. Its stock’s performance was generally in line with the broader renewables industry during the Reporting Period, which was challenged by the high interest rate environment that dominated. At the end of the Reporting Period, we believed Neste was well positioned to benefit from what has been a highly fragmented and disparate market, and we thus remained confident in its ability to provide positive returns in the months ahead. We added modestly to the Fund’s position in Neste on the back of its depressed valuation.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were Banco Bilbao Vizcaya Argentaria (“BBVA”), Novo Nordisk and Ferguson.

BBVA is a Spain-based bank that attracts deposits and offers retail, wholesale and investment banking services. The bank offers consumer and mortgage loans, private banking, asset management insurance, mutual funds and securities brokerage services and operates in Europe, Latin America, the U.S., China and Turkey. During the Reporting Period, BBVA showed strong earnings, demonstrated by an approximately 50% year-over-year increase in its dividend in October 2022 and a further 33% dividend increase in October 2023. The company also announced a $1 billion share buyback program in 2023. BBVA was able to execute well in the rising interest rate environment, which was generally beneficial for banks, and returned capital to shareholders. At the end of the Reporting Period, we believed in BBVA’s management’s target to keep cost growth below blended inflation and deliver positive operating leverage. We also expected BBVA to continue to buy back shares given its strong organic capital generation. We slightly trimmed the Fund’s position in BBVA during the Reporting Period on the back of its strong performance.

Novo Nordisk, headquartered in Denmark, develops, produces and markets pharmaceutical products. The company focuses on diabetes care and offers insulin delivery systems and other diabetes products. Novo Nordisk also works in areas such as hemostasis management, growth disorders and hormone replacement therapy. During the

Reporting Period, Novo Nordisk saw positive developments in its GLP1 drug pipeline, namely Ozempic and Wegovy, which positively affected its stock. (GLP1 is a class of medications used to treat Type 2 diabetes mellitus and, in some cases, obesity.) Though we trimmed the Fund’s position in Novo Nordisk in October 2023 after its strong performance, we maintained conviction at the end of the Reporting Period in the company, as it has successfully transitioned its pharmaceuticals portfolio from insulins to GLP1s.

Ferguson is the largest U.S.-based distributor of plumbing supplies, PVF (pipe, valves and fittings), waterworks, and fire and fabrication products. During the Reporting Period, the company reported strong earnings and fundamentals, particularly for the second quarter of 2023, wherein it declared a quarterly dividend of $0.75, implying an annualized increase of more than 9% year over year. At the end of the Reporting Period, we remained confident in Ferguson’s organic growth potential, especially on the back of supporting trends in U.S. construction markets.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A

The sectors that detracted most from the Fund’s relative results were materials, industrials and energy, each hurt by weak stock selection. Having an underweighted allocation to energy, which was among the strongest sectors in the MSCI EAFE Index during the Reporting Period, and the Fund’s exclusion of traditional energy names that rallied with surging oil prices, also hurt. The sectors that contributed most positively to the Fund’s relative results during the Reporting Period were health care, financials and real estate, each due primarily to effective stock selection.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A

Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in a concentrated portfolio or in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, the countries that detracted most from the Fund’s relative results during the Reporting Period were the Netherlands, Japan and the U.K., where stock selection in each overall hurt. Also, having an overweighted allocation to the U.K., which lagged the MSCI EAFE Index during

31

PORTFOLIO RESULTS

the Reporting Period, dampened the Fund’s relative results. Conversely, effective stock selection in Denmark and Switzerland boosted the Fund’s relative returns most during the Reporting Period. Having an underweighted allocation to Switzerland and no exposure at all to Australia, each of which significantly underperformed the MSCI EAFE Index during the Reporting Period, also added value to the Fund’s relative performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

During the Reporting Period, in addition to the purchase of DSM-Firmenich, mentioned earlier, we initiated a Fund position in Sumitomo Mitsui Financial Group (“SMFG”). SMFG is a bank holding company of SMBC Bank, one of the largest banks in Japan, with approximately ¥265 million in total assets. SMFG, in our view, has a well-diversified business, with a substantial percentage of its loan balance coming from outside of Japan. Further, SMFG is a universal bank with operations in both retail and wholesale banking. We believe its diversified business model may allow the bank to generate relatively stable earnings through the economic cycle and rather easily adapt to Bank of Japan policy changes.

We established a Fund position in UBS Group, a multinational investment bank and financial services company based in Switzerland. We initiated the Fund position based on UBS acquiring Credit Suisse in the first quarter of 2023. We believe Credit Suisse was a good acquisition for UBS, making it the second-largest global wealth manager, with $35 trillion of invested assets plus $15 trillion in asset management. Additionally, within its wealth management segment, UBS has delivered what we consider to be industry-leading flows and superior loan growth due to its strategy to target global family officers and work in conjunction with its investment banking division.

Conversely, we exited the Fund’s position in Farfetch, a British luxury and beauty product e-commerce retailer. The rising interest rate environment proved to be particularly challenging for cash-constrained companies such as Farfetch. During the Reporting Period, we revised conviction in our investment thesis due to the company’s slow pace of execution on its business growth plan. Prudently, we sold the Fund’s position during the third quarter of 2023 before Farfetch reported its second quarter 2023 earnings, wherein the company posted an 11.8% revenue miss and after which the stock declined approximately 50%.

We sold the Fund’s position in Nidec, a Japanese manufacturer of motors and other electronic and optical components. Our decision to exit the position was motivated by our apprehensions surrounding its management team, particularly succession concerns. Further, we lost conviction around Nidec’s electric vehicle axle business, which presented a smaller opportunity for the company than we initially anticipated.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials and consumer staples increased relative to the MSCI EAFE Index, while its relative exposure to industrials, real estate and consumer discretionary decreased.

From a country perspective, the Fund’s exposure to Switzerland, Hong Kong and Japan increased relative to the MSCI EAFE Index, while its relative exposure to Spain, the U.K., Denmark, France and Germany decreased during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI EAFE Index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund had more exposure to Spain, the U.K., the Netherlands, Singapore, Switzerland and Finland and less exposure to Germany, France, Japan and Sweden relative to the MSCI EAFE Index. At the end of the Reporting Period, the Fund held rather neutral positions relative to the MSCI EAFE Index in Hong Kong and Denmark and held no exposure to the remaining components of the MSCI EAFE Index. The Fund also had positions in Taiwan and the U.S., which are not constituents of the MSCI EAFE Index.

32

PORTFOLIO RESULTS

From a sector allocation perspective, the Fund had overweighted positions relative to the MSCI EAFE Index in financials, information technology, consumer staples and communication services at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI EAFE Index in consumer discretionary and energy. The Fund was rather neutrally weighted relative to the MSCI EAFE Index in utilities, materials, health care and industrials and had no exposure to real estate at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect. We believe our ongoing engagement efforts with companies in the Fund’s portfolio is helping to drive improvements in environmental, social and corporate governance practices for these businesses, which may not only help unlock shareholder value over time but may also help encourage these businesses to operate in an even more sustainable fashion in the future.

33

FUND BASICS

International Equity ESG Fund

as of October 31, 2023

TOP TEN HOLDINGS AS OF 10/31/23[1],2

	% of
	Net
Holding	Assets	Line of Business	Country

Zurich Insurance Group AG	4.6%	Insurance	Switzerland

AstraZeneca PLC	4.4	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom

Nestle SA	4.3	Food, Beverage & Tobacco	United States

Iberdrola SA	4.0	Utilities	Spain

DSM-Firmenich AG	3.9	Materials	Switzerland

DS Smith PLC	3.8	Materials	United Kingdom

Sumitomo Mitsui Financial Group, Inc.	3.6	Banks	Japan

ORIX Corp.	3.6	Financial Services	Japan

Nomura Research Institute Ltd.	3.4	Software & Services	Japan

Schneider Electric SE	3.4	Capital Goods	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.
[2]	The line of business for each holding is reported at the industry or sub-industry level.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[3]

As of 10/31/2023

[3]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

34

FUND BASICS

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

35

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Performance Summary

October 31, 2023

The following graph shows the value, as of October 31, 2023, of a $1,000,000 investment made on November 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Equity ESG Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from November 1, 2013 through October 31, 2023.

Average Annual Total Returns through October 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	11.02%	7.92%	3.63%	—

Including sales charges	4.91%	6.71%	3.05%	—

Class C

Excluding contingent deferred sales charges	10.24%	7.13%	2.86%	—

Including contingent deferred sales charges	9.24%	7.13%	2.86%	—

Institutional	11.43%	8.29%	4.00%	—

Service	10.83%	7.76%	3.49%	—

Investor	11.31%	8.20%	3.89%	—

Class R6 (Commenced on February 26, 2016)	11.42%	8.29%	—	7.91%

Class P (Commenced on April 16, 2018)	11.39%	8.29%	—	4.89%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

36

PORTFOLIO RESULTS

Goldman Sachs International Equity Income Fund

Investment Objective The Fund seeks long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental International Equity Team discusses Goldman Sachs International Equity Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 18.38%, 17.52%, 18.80%, 18.70%, 18.83%, 18.14% and 18.84%, respectively. These returns compare to the 14.40% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (the “MSCI EAFE Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund significantly outperformed the MSCI EAFE Index during the Reporting Period driven primarily by individual stock selection. Country allocation also contributed positively, albeit more modestly. Sector allocation slightly detracted.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were UniCredit, Swiss Re and Tokyo Electron.

UniCredit is the second-largest bank in Italy. It is a well-diversified commercial bank, which operates in Italy, Germany, Austria and central and eastern Europe. The company reported strong results during the Reporting Period, particularly for the first quarter of 2023, wherein its management highlighted net revenue growth of more than 56% year over year, driven by commercial momentum in all of the bank’s key lines. Also, at the end of 2022, UniCredit was given approval for a $3.6 billion share buyback. Further, the bank has been a beneficiary of the rising interest rate environment that dominated during the Reporting Period, as it saw strong growth in its net interest income. At the end of the Reporting Period, we remained confident in the bank’s strong capital levels and what we saw as its attractive organic capital generation, believing it provides UniCredit with the potential to withstand near-term macroeconomic headwinds.

Swiss Re, based in Switzerland, offers reinsurance, insurance and insurance-linked financial market products. The company offers automobile, liability, accident, engineering, marine, aviation, life and health insurance. Swiss Re also manages fixed income and equity investments for itself and other insurance companies. Despite headwinds in 2022, Swiss Re reported fiscal year 2022 net income approximately $30 million above consensus expectations followed by another 6% net income beat of consensus expectations in the first quarter of 2023. Swiss Re had struggled in recent years with a weaker balance sheet than its peers and a soft reinsurance market. However, it seemed that improvements were being reflected in Swiss Re’s stock movement during the Reporting Period. At the end of the Reporting Period, we continued to like Swiss Re’s sizeable and growing primary commercial lines business.

Tokyo Electron is a Japanese electronics and semiconductor company. Tokyo Electron manufactures and sells industrial electronics products, such as semiconductor manufacturing machines, flat panel display manufacturing machines, photo voltaic manufacturing machines and electronic components. The company’s products are sold in the U.S., Taiwan and Japan, among other countries. In May 2023, Tokyo Electron announced its development of an innovative etch technology capable of producing memory channel holes in advanced three-dimensional NAND devices with a stack of more than 400 layers. This development boosted consumer sentiment significantly, which reflected positively in the company’s stock price. Further, the semiconductor industry broadly saw a widening scope in demand and ongoing increases in data traffic fueled by growing investor interest in the future potential of artificial intelligence (“AI”). In widely

37

PORTFOLIO RESULTS

held opinion, as industries such as the automotive, wireless connectivity and consumer electronic devices experience growing demand, presenting opportunities for market expansion, the semiconductor industry is increasingly poised to experience robust growth. At the end of the Reporting Period, we believed Tokyo Electron was positioned to perform well amid this backdrop.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were Roche Holdings, Transurban Group and DSM-Firmenich.

Roche Holdings is a Swiss multinational health care company that operates worldwide under two divisions—pharmaceuticals and diagnostics. Its fiscal year 2023 guidance was below consensus expectations. Toward the end of 2022, Roche Holdings announced that its anti-amyloid beta antibody, gantenerumab, had failed to significantly slow clinical decline in patients with early Alzheimer’s disease in two Phase III clinical trials, which left investors skeptical about the company’s pipeline. These concerns seem to have persisted through the remainder of the Reporting Period, as its stock likely suffered from its management being more focused on commercial execution than on pipeline development. However, the company announced in October 2023 that it intends to acquire Telavant, which will give it U.S./Japanese rights to RVT-3101, an inflammatory bowel disease drug. We saw this as a positive step toward rebuilding its pipeline through merger and acquisition activity. At the end of the Reporting Period, we remained confident in Roche Holdings and its position as a leading provider of in-vitro diagnostics and a global supplier of transformative and innovative solutions across major disease areas.

Transurban Group, based in Australia, is a developer, owner, operator and manager of toll roads in Australia, the U.S. and Canada. Transurban Group is the largest private toll road operator in Australia, with assets in Sydney, Melbourne and Queensland. Despite reporting record earnings before interest, taxes, depreciation and amortization (“EBITDA”) in the second quarter of 2023 and a 40% dividend increase for its fiscal year 2023 relative to the prior year, its stock was likely most impacted by a surprise Chief Executive Officer (“CEO”) change. After an announcement in the second quarter of 2023, Michelle Janiko took over as CEO in October 2023. At the end of the Reporting Period, we remained positive on the company for several reasons. First,

Transurban Group has one of the highest weighted average concession lives among those companies we cover at 28.9 years, which we believe gives good visibility on future cash flows. Second, the company has a large development pipeline, which should keep free cash flows constrained for the next few years, but it has a strong track record, in our view, of project delivery and may benefit in the medium term as those new assets start generating cash flows. Third, we liked the company’s inflation-linked tariff increases.

A new position for the Fund during the Reporting Period, DSM-Firmenich, a Dutch maker of nutrition, health and beauty products, was another detractor from the Fund’s performance during the Reporting Period, attributable primarily to the third quarter of 2023. During those months in particular, the company’s underperformance was largely driven by its messaging around its net debt load, which came in higher than it expected, leaving investors concerned and causing its stock to decline. The company’s stock may also have suffered on the back of weakness in its vitamins business and overhang from the DSM and Firmenich merger completed in May 2023. However, at the end of the Reporting Period, our view of the company’s prospects remained unchanged, as we believed the DSM and Firmenich merger gives the combined company a faster path to market for key products and revenue synergies.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A

The sectors that contributed most positively to the Fund’s performance relative to the MSCI EAFE Index were financials, information technology and communication services. Stock selection in all three sectors proved effective during the Reporting Period. Having an overweighted allocation to financials, which outperformed the MSCI EAFE Index during the Reporting Period, also helped. The sectors that detracted most from the Fund’s relative results during the Reporting Period were consumer discretionary, industrials and materials, wherein stock selection in each was weak. Having an underweighted allocation to consumer discretionary, which outperformed the MSCI EAFE Index during the Reporting Period, further dampened the Fund’s relative results. Having a position in cash, albeit modest, during a Reporting Period when the MSCI EAFE Index rallied, also hurt.

38

PORTFOLIO RESULTS

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A

Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, effective stock selection in Italy, the U.K. and Japan contributed most positively to the Fund’s relative results during the Reporting Period. Having an overweighted allocation to Italy, which outperformed the MSCI EAFE Index during the Reporting Period, further boosted the Fund’s relative results. Conversely, weak stock selection in Germany, Switzerland and Spain overall detracted most from the Fund’s relative performance. Having an underweighted allocation to Germany, which outperformed the MSCI EAFE Index during the Reporting Period, and having an overweighted allocation to Switzerland, which underperformed the MSCI EAFE Index during the Reporting Period, also hurt.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund invested in forward foreign currency contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

In addition to the purchase of DSM-Firmenich, mentioned earlier, we established a Fund position in Sumitomo Mitsui Financial Group (“SMFG”) during the Reporting Period. SMFG is a bank holding company of SMBC Bank, one of the largest banks in Japan, with approximately ¥265 million in total assets. SMFG, in our view, has a well-diversified business, with a substantial percentage of its loan balance coming from outside of Japan. Further, SMFG is a universal bank with operations in both retail and wholesale banking. We believe its diversified business model may allow the bank to generate relatively stable earnings through the economic cycle and rather easily adapt to Bank of Japan policy changes.

Conversely, we eliminated the Fund’s position in SGS, a Swiss multinational company that provides inspection, verification, testing and certification services. Despite the notable nature of the company, concerns surrounding its negative earnings revision on the back of weakening and market trends grew during the Reporting Period. We felt the starting point for its valuation and risk/reward profile was no longer attractive and thus chose to exit the position.

We exited the Fund’s position in Westpac Banking, an Australian multinational banking and financial services company. The reduction in its net interest income, coupled with widespread concerns around the housing market given the peaking of interest rates in Australia, made for an uninspiring market environment for the company, in our view. We no longer held conviction in Westpac Banking and chose to eliminate the position in favor of an investment in SMFG.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to energy, utilities, consumer staples, materials and communication services increased relative to the MSCI EAFE Index during the Reporting Period, while its relative exposure to real estate, health care, industrials and consumer discretionary decreased. The Fund’s position in cash also decreased during the Reporting Period.

From a country perspective, the Fund’s exposure to the U.K., the Netherlands and Japan increased relative to the MSCI EAFE Index, while its relative exposure to Switzerland, France, Denmark, Australia and Germany decreased during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI EAFE Index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund had more exposure to the U.K., the Netherlands, Switzerland, Singapore and Italy relative to the MSCI EAFE Index and less exposure to Japan, Australia, Denmark and Sweden relative to the MSCI EAFE Index. At the end of the Reporting Period, the Fund had neutral exposure relative to the MSCI EAFE Index in France and Spain and had no

39

PORTFOLIO RESULTS

exposure to the remaining components of the MSCI EAFE Index. The Fund also held positions in Taiwan and the U.S., which are not constituents of the MSCI EAFE Index.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI EAFE Index in financials, energy, utilities, consumer staples and materials at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI EAFE Index in industrials, communication services and information technology and rather neutral positions relative to the MSCI EAFE Index in real estate and health care. The Fund had no exposure to consumer discretionary at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

40

FUND BASICS

International Equity Income Fund

as of October 31, 2023

TOP TEN HOLDINGS AS OF 10/31/23 [1,2,3]

Holding	% of Net Assets	Line of Business	Country

Shell PLC	5.1%	Oil, Gas & Consumable Fuels	Netherlands

BP PLC	4.3	Oil, Gas & Consumable Fuels	United Kingdom

Nestle SA	3.7	Food Products	United States

Rio Tinto PLC	3.6	Metals & Mining	Australia

Swiss Re AG	3.4	Insurance	United States

Vinci SA	3.4	Construction & Engineering	France

AstraZeneca PLC	3.4	Pharmaceuticals	United Kingdom

DS Smith PLC	3.3	Containers & Packaging	United Kingdom

ORIX Corp.	3.3	Financial Services	Japan

Coca-Cola Europacific Partners PLC	3.3	Beverages	United Kingdom

[1]	The top 10 holdings may not be representative of the Fund’s future investments.
[2]	The line of business for each holding is reported at the industry or sub-industry level.
[3]

The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 1.4% of the Fund’s net assets as of 10/31/23.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of 10/31/2023

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

41

FUND BASICS

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

42

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Performance Summary

October 31, 2023

The following graph shows the value, as of October 31, 2023, of a $1,000,000 investment made on November 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Equity Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from November 1, 2013 through October 31, 2023.

Average Annual Total Returns through October 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	18.38%	6.92%	3.90%	—

Including sales charges	11.83%	5.72%	3.32%	—

Class C

Excluding contingent deferred sales charges	17.52%	6.11%	3.14%	—

Including contingent deferred sales charges	16.50%	6.11%	3.14%	—

Institutional	18.80%	7.28%	4.29%	—

Investor	18.70%	7.17%	4.17%	—

Class R6 (Commenced on February 26, 2016)	18.83%	7.30%	—	7.51%

Class R	18.14%	6.64%	3.65%	—

Class P (Commenced on April 16, 2018)	18.84%	7.30%	—	4.39%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

43

GOLDMAN SACHS CHINA EQUITY FUND

Schedule of Investments October 31, 2023

Shares	Description	Value

Common Stocks – 98.1%

China – 93.7%
174,916	Aier Eye Hospital Group Co. Ltd., Class A (Health Care Equipment & Services)	$435,865
315,776	Alibaba Group Holding Ltd. (Consumer Discretionary Distribution & Retail)*	3,250,939
5	Alibaba Group Holding Ltd. ADR (Consumer Discretionary Distribution & Retail)*	413
15,925	Anji Microelectronics Technology Shanghai Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	421,372
84,400	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	954,521
202,241	Bank of Ningbo Co. Ltd., Class A (Banks)	688,370
17,700	BYD Co. Ltd., Class A (Automobiles & Components)	575,630
29,500	BYD Co. Ltd., Class H (Automobiles & Components)	897,099
191,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	623,641
250,200	China Merchants Bank Co. Ltd., Class A (Banks)	1,049,146
164,000	China Merchants Bank Co. Ltd., Class H (Banks)	622,100
1,520,000	China Petroleum & Chemical Corp., Class H (Energy)	777,386
51,100	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	300,236
390,500	China Yangtze Power Co. Ltd., Class A (Utilities)	1,200,668
447,000	CITIC Securities Co. Ltd., Class H (Financial Services)	869,798
44,736	Contemporary Amperex Technology Co. Ltd., Class A (Capital Goods)	1,132,168
315,891	East Money Information Co. Ltd., Class A (Financial Services)	656,940
96,080	Fuyao Glass Industry Group Co. Ltd., Class A (Automobiles & Components)	487,252
31,500	H World Group Ltd. (Consumer
	Services)*	118,406
5,288	H World Group Ltd. ADR (Consumer Services)*	199,146
194,000	Haidilao International Holding Ltd. (Consumer Services)(a)	485,738
61,194	Hongfa Technology Co. Ltd., Class A (Capital Goods)	242,019
142,400	Hualan Biological Engineering, Inc., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	455,365

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
26,586	KE Holdings, Inc. ADR (Real Estate Management & Development)	$391,080
191,000	Kingdee International Software Group Co. Ltd. (Software & Services)*	253,432
10,619	Kweichow Moutai Co. Ltd., Class A (Food, Beverage & Tobacco)	2,437,503
37,700	Li Auto, Inc., Class A (Automobiles & Components)*	637,644
163,074	Luxshare Precision Industry Co. Ltd., Class A (Technology Hardware & Equipment)	729,798
108,800	Mango Excellent Media Co. Ltd., Class A (Media & Entertainment)	374,816
116,990	Meituan, Class B (Consumer Services)*(a)	1,658,335
107,700	Midea Group Co. Ltd., Class A (Consumer Durables & Apparel)	776,527
67,951	Montage Technology Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	510,551
270,236	NARI Technology Co. Ltd., Class A (Capital Goods)	831,599
60,785	NetEase, Inc. (Media & Entertainment)	1,300,893
58,750	Ningbo Tuopu Group Co. Ltd., Class A (Automobiles & Components)	517,211
59,097	Oppein Home Group, Inc., Class A (Consumer Durables & Apparel)	700,878
654,000	PICC Property & Casualty Co. Ltd., Class H (Insurance)	746,839
156,400	Ping An Insurance Group Co. of China Ltd., Class A (Insurance)	968,546
179,500	Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	910,510
1,632,655	Postal Savings Bank of China Co. Ltd., Class A (Banks)	1,016,455
54,850	SG Micro Corp., Class A (Semiconductors & Semiconductor Equipment)	670,330
81,078	Shenzhen Inovance Technology Co. Ltd., Class A (Capital Goods)	667,973
16,500	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care Equipment & Services)	642,766
36,212	Sungrow Power Supply Co. Ltd., Class A (Capital Goods)	415,914
47,000	Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)	393,763
57,550	Sunresin New Materials Co. Ltd., Class A (Materials)	426,258
116,300	Tencent Holdings Ltd. (Media & Entertainment)	4,304,118

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
25,700	Trip.com Group Ltd. (Consumer Services)*	$875,898
76,000	Tsingtao Brewery Co. Ltd., Class H (Food, Beverage & Tobacco)	576,348
131,400	Venustech Group, Inc., Class A (Software & Services)	468,073
36,598	Wanhua Chemical Group Co. Ltd., Class A (Materials)	442,467
264,600	Weichai Power Co. Ltd., Class A (Capital Goods)	501,203
56,339	Will Semiconductor Co. Ltd. Shanghai, Class A (Semiconductors & Semiconductor Equipment)	847,196
79,628	WuXi AppTec Co. Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)(a)	956,854
116,477	Yantai Jereh Oilfield Services Group Co. Ltd., Class A (Energy)	453,919
68,728	Yifeng Pharmacy Chain Co. Ltd., Class A (Consumer Staples Distribution & Retail)	306,850
358,570	Yunnan Aluminium Co. Ltd., Class A (Materials)	679,350
166,619	Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A (Capital Goods)	607,787
124,899	Zhejiang Weixing New Building Materials Co. Ltd., Class A (Capital Goods)	280,586
576,000	Zijin Mining Group Co. Ltd., Class H (Materials)	891,021

		46,615,509

Hong Kong – 3.0%
24,800	AIA Group Ltd. (Insurance)	215,358
11,501	Hong Kong Exchanges & Clearing Ltd. (Financial Services)	402,336
1,119,500	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	434,903
214,000	Sino Land Co. Ltd. (Real Estate Management & Development)	213,642
20,500	Techtronic Industries Co. Ltd. (Capital Goods)	187,155

		1,453,394

Taiwan – 1.4%
69,000	Chroma ATE, Inc. (Technology Hardware & Equipment)	466,274
13,000	Jentech Precision Industrial Co. Ltd. (Semiconductors & Semiconductor Equipment)	231,829

		698,103

TOTAL COMMON STOCKS (Cost $51,474,650)		48,767,006

Shares	Dividend Rate	Value

Investment Company – 0.1%(b)

Goldman Sachs Financial Square Government Fund - Institutional Shares
72,364	5.258%	$72,364
(Cost $72,364)

TOTAL INVESTMENTS – 98.2% (Cost $51,547,014)		$48,839,370

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		917,326

NET ASSETS – 100.0%		$49,756,696

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	Represents an affiliated issuer.

Investment Abbreviations: ADR —American Depositary Receipt

Sector Name	% of Market Value

Consumer Discretionary	24.9%
Financials	16.7
Communication Services	12.2
Information Technology	10.2
Industrials	10.0
Consumer Staples	8.1
Health Care	6.6
Materials	5.0
Energy	2.5
Utilities	2.5
Real Estate	1.2
Investment Company	0.1

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments October 31, 2023

Shares	Description	Value

Common Stocks – 98.8%

Brazil – 5.5%
10,019,713	Caixa Seguridade Participacoes SA (Insurance)	$21,503,108
3,222,600	Fleury SA (Health Care Equipment & Services)	9,581,350
1,206,800	Hypera SA (Pharmaceuticals, Biotechnology & Life Sciences)	7,250,255
24,970	MercadoLibre, Inc. (Consumer Discretionary Distribution & Retail)*	30,981,278
868,456	NU Holdings Ltd., Class A (Banks)*	7,121,339
4,328,900	Odontoprev SA (Health Care Equipment & Services)	8,963,895
1,001,900	PRIO SA (Energy)*	9,478,977
1,344,800	Rumo SA (Transportation)	5,950,808
5,843,500	Sendas Distribuidora SA (Consumer Staples Distribution & Retail)	12,679,702
4,666,000	TIM SA (Telecommunication Services)	14,039,415
2,880,700	TOTVS SA (Software & Services)	14,461,351

		142,011,478

China – 29.0%
9,747,524	Alibaba Group Holding Ltd. (Consumer Discretionary Distribution & Retail)*	100,351,531
2,201,200	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	24,894,452
1,073,000	BYD Co. Ltd., Class H (Automobiles & Components)	32,630,069
4,087,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	13,344,615
9,951,000	China Merchants Bank Co. Ltd., Class H (Banks)	37,747,075
689,876	Contemporary Amperex Technology Co. Ltd., Class A (Capital Goods)	17,459,221
3,095,600	Fuyao Glass Industry Group Co. Ltd., Class H (Automobiles & Components)(a)	14,113,125
4,128,000	Haidilao International Holding Ltd. (Consumer Services)(a)	10,335,712
3,800,797	Hualan Biological Engineering, Inc., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	12,154,148
1,177,413	KE Holdings, Inc. ADR (Real Estate Management & Development)	17,319,745
287,651	Kweichow Moutai Co. Ltd., Class A (Food, Beverage & Tobacco)	66,027,890
3,303,740	Meituan, Class B (Consumer Services)*(a)	46,830,561
1,782,700	NetEase, Inc. (Media & Entertainment)	38,152,545
804,410	Oppein Home Group, Inc., Class A (Consumer Durables & Apparel)	9,540,130
11,532,000	PICC Property & Casualty Co. Ltd., Class H (Insurance)	13,169,028

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
6,600,500	Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	$33,480,882
775,500	Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	3,933,706
353,329	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care Equipment & Services)	13,764,118
2,095,300	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	20,581,028
904,988	Silergy Corp. (Semiconductors & Semiconductor Equipment)	8,088,638
870,641	Sungrow Power Supply Co. Ltd., Class A (Capital Goods)	9,999,767
1,675,740	Sunresin New Materials Co. Ltd., Class A (Materials)	12,411,758
3,734,000	Tencent Holdings Ltd. (Media & Entertainment)	138,190,696
1,707,800	WuXi AppTec Co. Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)(a)(b)	20,521,857
12,140,392	Yunnan Aluminium Co. Ltd., Class A (Materials)	23,001,302
4,333,692	Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A (Capital Goods)	15,808,283

		753,851,882

Egypt – 0.6%
8,531,781	Commercial International Bank Egypt SAE (Banks)	16,666,759

Greece – 2.0%
889,618	JUMBO SA (Consumer Discretionary Distribution & Retail)	23,400,856
3,858,266	National Bank of Greece SA (Banks)*	22,097,663
714,892	Sarantis SA (Household & Personal Products)	5,937,958

		51,436,477

Hong Kong – 0.6%
476,713	Hong Kong Exchanges & Clearing Ltd. (Financial Services)	16,676,686

India – 16.4%
218,381	Amber Enterprises India Ltd. (Consumer Durables & Apparel)*	7,702,130
287,256	Apollo Hospitals Enterprise Ltd. (Health Care Equipment & Services)	16,633,014
2,989,931	Axis Bank Ltd. (Banks)	35,280,629
529,897	Cartrade Tech Ltd. (Consumer Discretionary Distribution & Retail)*	4,279,542
283,421	Coforge Ltd. (Software & Services)	16,982,627

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
619,236	Computer Age Management
	Services Ltd. (Commercial & Professional Services)	$16,715,058
120,956	Craftsman Automation Ltd. (Capital Goods)	7,071,109
3,338,492	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)	11,307,431
1,033,211	Five-Star Business Finance Ltd. (Financial Services)*	9,171,220
962,240	Godrej Properties Ltd. (Real Estate Management & Development)*	19,201,326
4,504,657	ICICI Bank Ltd. (Banks)	49,559,347
226,470	Info Edge India Ltd. (Media & Entertainment)	11,114,035
1,540,244	Infosys Ltd. (Software & Services)	25,330,494
4,617,348	Jio Financial Services Ltd. (Financial Services)*	12,145,261
313,173	Navin Fluorine International Ltd. (Materials)	12,941,482
590,418	Netweb Technologies India Ltd. (Technology Hardware & Equipment)*	5,312,494
611,807	Reliance Industries Ltd. (Energy)	16,823,340
645,489	Route Mobile Ltd. (Software & Services)	12,041,700
1,182,284	SBI Life Insurance Co. Ltd. (Insurance)(a)	19,418,126
2,265,012	Sona Blw Precision Forgings Ltd. (Automobiles & Components)(a)	14,740,619
2,013,656	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	26,326,852
2,923,533	Tata Consumer Products Ltd. (Food, Beverage & Tobacco)	31,633,012
350,258	TeamLease Services Ltd. (Commercial & Professional Services)*	9,873,626
27,908,963	Zomato Ltd. (Consumer Services)*	35,299,959

		426,904,433

Indonesia – 3.6%
66,281,200	Bank BTPN Syariah Tbk PT (Banks)	6,570,128
81,659,600	Bank Central Asia Tbk PT (Banks)	44,987,961
	BFI Finance Indonesia Tbk PT (Financial Services)	10,214,265
	Map Aktif Adiperkasa PT (Consumer Discretionary Distribution & Retail)	14,487,237
	Nusantara Sejahtera Raya Tbk PT (Media & Entertainment)*(a)	6,998,127
	Pakuwon Jati Tbk PT (Real Estate Management & Development)	7,562,280
10,087,871	Semen Indonesia Persero Tbk PT (Materials)	3,876,296

		94,696,294

Shares	Description	Value

Common Stocks – (continued)

Mexico – 3.9%
4,394,599	Alsea SAB de CV (Consumer Services)*	$14,561,725
2,048,099	Arca Continental SAB de CV (Food, Beverage & Tobacco)	18,365,753
5,807,000	Banco del Bajio SA (Banks)(a)	17,773,047
8,732,750	Gentera SAB de CV (Financial Services)	9,261,200
7,055,408	Prologis Property Mexico SA de CV REIT (Equity Real Estate Investment Trusts (REITs))	25,284,260
4,120,800	Wal-Mart de Mexico SAB de CV (Consumer Staples Distribution & Retail)	14,749,305

		99,995,290

Philippines – 1.6%
6,580,820	BDO Unibank, Inc. (Banks)	14,813,255
3,122,160	Jollibee Foods Corp. (Consumer Services)	11,285,977
	Monde Nissin Corp. (Food, Beverage & Tobacco)*(a)	16,034,064

		42,133,296

Poland – 0.9%
232,586	Dino Polska SA (Consumer Staples Distribution & Retail)*(a)	22,038,760

Romania – 0.7%
766,022	Societatea De Producere A Energiei Electrice in Hidrocentrale Hidroelectrica SA (Utilities)*	19,044,678

Russia – 0.0%
10,483,256	Detsky Mir PJSC (Consumer Discretionary Distribution & Retail)*(a)(c)	—
2,495,750	Renaissance Insurance Group JSC (Insurance)(c)	—
4,327,745	Sberbank of Russia PJSC (Banks)(c)	—

		—

Saudi Arabia – 2.6%
1,244,675	Alinma Bank (Banks)	10,924,053
331,245	Co. for Cooperative Insurance (The) (Insurance)	10,665,955
315,343	Etihad Etisalat Co. (Telecommunication Services)	3,874,963
3,381,863	Saudi Arabian Oil Co. (Energy)(a)	30,045,689
1,271,649	Saudi National Bank (The) (Banks)	11,378,907

		66,889,567

Singapore – 0.3%
7,450,093	Nanofilm Technologies International Ltd. (Materials)	5,072,316
562,724	TDCX, Inc. ADR (Commercial & Professional Services)*	2,605,412

		7,677,728

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Slovenia – 0.7%
1,161,973	Nova Ljubljanska Banka dd, GDR (Banks)	$17,783,247

South Africa – 1.5%
1,301,752	Clicks Group Ltd. (Consumer
	Staples Distribution & Retail)	19,182,464
1,552,394	JSE Ltd. (Financial Services)	7,383,085
21,336,772	Old Mutual Ltd. (Insurance)	13,566,237

		40,131,786

South Korea – 12.0%
172,371	Doosan Robotics, Inc. (Capital
	Goods)*	4,754,226
187,445	JYP Entertainment Corp. (Media & Entertainment)	14,268,265
387,258	KB Financial Group, Inc. (Banks)	14,761,604
389,274	Kia Corp. (Automobiles &
	Components)	22,239,787
9,506	LG Chem Ltd. (Materials)	3,115,517
375,018	LG Electronics, Inc. (Consumer
	Durables & Apparel)	27,819,961
108,074	NAVER Corp. (Media &
	Entertainment)	15,109,088
37,299	NCSoft Corp. (Media &
	Entertainment)	6,444,031
176,727	Orion Corp. (Food, Beverage &
	Tobacco)	15,641,246
29,992	Samsung Biologics Co. Ltd.
	(Pharmaceuticals, Biotechnology & Life Sciences)*(a)	15,767,000
3,189,005	Samsung Electronics Co. Ltd.
	(Technology Hardware &
	Equipment)	158,732,335
39,805	Samsung SDI Co. Ltd. (Technology
	Hardware & Equipment)	12,603,650

		311,256,710

Taiwan – 13.7%
3,447,589	Chailease Holding Co. Ltd.
	(Financial Services)	18,701,619
1,060,000	Chroma ATE, Inc. (Technology
	Hardware & Equipment)	7,163,057
2,325,000	Delta Electronics, Inc. (Technology
	Hardware & Equipment)	20,952,647
465,000	Jentech Precision Industrial
	Co. Ltd. (Semiconductors &
	Semiconductor Equipment)	8,292,340
1,318,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	34,398,960
1,287,000	Nien Made Enterprise Co. Ltd.
	(Consumer Durables & Apparel)	11,386,531
13,486,883	Taiwan Semiconductor
	Manufacturing Co. Ltd.
	(Semiconductors & Semiconductor Equipment)	220,274,773
2,801,000	Unimicron Technology Corp.
	(Technology Hardware &
	Equipment)	12,492,221

Shares	Description		Value

Common Stocks – (continued)

Taiwan – (continued)
15,975,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)		$22,973,874

			356,636,022

Thailand – 1.4%
8,554,900	Airports of Thailand PCL (Transportation)*		15,883,171
4,416,000	PTT Exploration & Production PCL (Energy)		20,167,123

			36,050,294

United Arab Emirates – 0.7%
8,596,989	Abu Dhabi Commercial Bank PJSC (Banks)		18,794,942

United States – 1.1%
1,199,993	GCC SAB de CV (Materials)		10,706,688
5,915,400	Samsonite International SA (Consumer Durables & Apparel)*(a)		18,320,704

			29,027,392

TOTAL COMMON STOCKS (Cost $2,538,867,847)			2,569,703,721

Shares	Description	Rate	Value

Preferred Stock – 0.6%

Brazil – 0.6%
3,241,900	Itau Unibanco Holding SA (Banks)	5.58%	17,245,551
(Cost $17,544,196)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $2,556,412,043)			2,586,949,272

Shares	Dividend Rate		Value

Securities Lending Reinvestment Vehicle – 0.3%(d)

Goldman Sachs Financial Square Government Fund – Institutional Shares
7,590,000	5.258%		7,590,000
(Cost $7,590,000)

TOTAL INVESTMENTS – 99.7% (Cost $2,564,002,043)			$2,594,539,272

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			6,912,569

NET ASSETS – 100.0%			$2,601,451,841

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	All or a portion of security is on loan.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Represents an affiliated issuer.

Investment Abbreviations: ADR —American Depositary Receipt
GDR —Global Depositary Receipt
REIT —Real Estate Investment Trust

Sector Name	% of Market Value

Information Technology	22.4%
Financials	21.0
Consumer Discretionary	19.5
Communication Services	9.6
Consumer Staples	9.1
Health Care	5.0
Industrials	4.1
Energy	2.9
Materials	2.7
Real Estate	2.7
Utilities	0.7
Securities Lending Reinvestment Vehicle	0.3

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Schedule of Investments October 31, 2023

Shares	Description	Value

Common Stocks – 101.1%

Brazil – 8.4%
39,766	Caixa Seguridade Participacoes SA (Insurance)	$85,341
14,700	Fleury SA (Health Care Equipment & Services)	43,706
5,400	Hypera SA (Pharmaceuticals, Biotechnology & Life Sciences)	32,442
117	MercadoLibre, Inc. (Consumer Discretionary Distribution & Retail)*	145,167
4,497	NU Holdings Ltd., Class A (Banks)*	36,875
15,400	Odontoprev SA (Health Care Equipment & Services)	31,889
4,600	PRIO SA (Energy)*	43,521
6,500	Rumo SA (Transportation)	28,763
6,200	Sao Martinho SA (Food, Beverage & Tobacco)	43,594
29,400	Sendas Distribuidora SA (Consumer Staples Distribution & Retail)	63,795
22,700	TIM SA (Telecommunication Services)	68,301
12,900	TOTVS SA (Software & Services)	64,759

		688,153

Chile – 0.4%
1,648	Banco de Chile ADR (Banks)	33,751

Egypt – 0.4%
18,353	Commercial International Bank Egypt SAE (Banks)	35,852

Greece – 2.3%
2,687	JUMBO SA (Consumer Discretionary Distribution & Retail)	70,680
20,518	National Bank of Greece SA (Banks)*	117,514

		188,194

India – 24.8%
1,085	Amber Enterprises India Ltd. (Consumer Durables & Apparel)*	38,267
1,310	Apollo Hospitals Enterprise Ltd. (Health Care Equipment & Services)	75,853
10,908	Axis Bank Ltd. (Banks)	128,712
9,181	Bharti Airtel Ltd. (Telecommunication Services)	100,831
7,345	CMS Info Systems Ltd. (Commercial & Professional Services)	33,094
1,156	Coforge Ltd. (Software & Services)	69,268
1,458	Computer Age Management Services Ltd. (Commercial & Professional Services)	39,356
439	Craftsman Automation Ltd. (Capital Goods)	25,664

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
10,723	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)	$36,319
4,129	Five-Star Business Finance Ltd. (Financial Services)*	36,651
6,301	Godrej Consumer Products Ltd. (Household & Personal Products)*	75,077
2,690	Godrej Properties Ltd. (Real Estate Management & Development)*	53,678
5,455	Gokaldas Exports Ltd. (Consumer Durables & Apparel)	54,721
14,888	Hindalco Industries Ltd. (Materials)	82,178
2,937	Home First Finance Co. India Ltd. (Financial Services)(a)	31,845
16,802	ICICI Bank Ltd. (Banks)	184,852
686	Info Edge India Ltd. (Media & Entertainment)	33,665
7,110	Infosys Ltd. (Software & Services)	116,929
16,388	Jio Financial Services Ltd. (Financial Services)*	43,106
5,506	Kfin Technologies Ltd. (Financial Services)*	29,846
1,012	Navin Fluorine International Ltd. (Materials)	41,820
2,816	Netweb Technologies India Ltd. (Technology Hardware & Equipment)*	25,338
3,449	Reliance Industries Ltd. (Energy)	94,840
2,113	Route Mobile Ltd. (Software & Services)	39,418
3,661	SBI Life Insurance Co. Ltd. (Insurance)(a)	60,129
7,351	Sona Blw Precision Forgings Ltd. (Automobiles & Components)(a)	47,840
3,545	Spandana Sphoorty Financial Ltd. (Financial Services)*	38,013
6,979	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	91,245
5,473	Suven Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	38,041
11,081	Tata Consumer Products Ltd. (Food, Beverage & Tobacco)	119,898
936	TeamLease Services Ltd. (Commercial & Professional Services)*	26,385
98,507	Zomato Ltd. (Consumer Services)*	124,594

		2,037,473

Indonesia – 5.1%
224,800	Bank BTPN Syariah Tbk PT (Banks)	22,283
490,600	Bank Central Asia Tbk PT (Banks)	270,282
411,400	BFI Finance Indonesia Tbk PT (Financial Services)	26,546
1,196,500	Map Aktif Adiperkasa PT (Consumer Discretionary Distribution & Retail)	56,115

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Shares	Description	Value

Common Stocks – (continued)

Indonesia – (continued)
1,222,000	Nusantara Sejahtera Raya Tbk PT (Media & Entertainment)*(a)	$21,386
965,900	Pakuwon Jati Tbk PT (Real Estate Management & Development)	24,311

		420,923

Mexico – 5.3%
19,999	Alsea SAB de CV (Consumer Services)*	66,268
8,027	Arca Continental SAB de CV (Food, Beverage & Tobacco)	71,980
31,000	Bolsa Mexicana de Valores SAB de CV (Financial Services)	48,334
11,300	Grupo Financiero Banorte SAB de CV, Class O (Banks)	91,709
24,400	Prologis Property Mexico SA de CV REIT (Equity Real Estate Investment Trusts (REITs))	87,442
20,300	Wal-Mart de Mexico SAB de CV (Consumer Staples Distribution & Retail)	72,658

		438,391

Philippines – 1.9%
23,670	BDO Unibank, Inc. (Banks)	53,281
10,260	Jollibee Foods Corp. (Consumer Services)	37,088
438,500	Monde Nissin Corp. (Food, Beverage & Tobacco)*(a)	63,372

		153,741

Poland – 1.1%
988	Dino Polska SA (Consumer Staples Distribution & Retail)*(a)	93,618

Romania – 0.8%
2,590	Societatea De Producere A Energiei Electrice in Hidrocentrale Hidroelectrica SA (Utilities)*	64,392

Saudi Arabia – 4.1%
6,465	Alinma Bank (Banks)	56,741
1,927	Co. for Cooperative Insurance (The) (Insurance)	62,049
530	Etihad Etisalat Co. (Telecommunication Services)	6,513
17,221	Saudi Arabian Oil Co. (Energy)(a)	152,998
6,605	Saudi National Bank (The) (Banks)	59,103

		337,404

Singapore – 0.7%
26,100	Nanofilm Technologies International Ltd. (Materials)	17,770
828	Sea Ltd. ADR (Media & Entertainment)*	34,528
1,383	TDCX, Inc. ADR (Commercial & Professional Services)*	6,403

		58,701

Shares	Description	Value

Common Stocks – (continued)

Slovenia – 0.8%
4,535	Nova Ljubljanska Banka dd, GDR (Banks)	$69,405

South Africa – 2.1%
6,606	Clicks Group Ltd. (Consumer Staples Distribution & Retail)	97,345

5,807	JSE Ltd. (Financial Services)	27,618
75,046	Old Mutual Ltd. (Insurance)	47,715

		172,678

South Korea – 18.4%
542	Doosan Robotics, Inc. (Capital Goods)*	14,949
409	F&F Co. Ltd. (Consumer Durables & Apparel)	28,354
337	Hyundai Mobis Co. Ltd. (Automobiles & Components)	52,189
697	JYP Entertainment Corp. (Media & Entertainment)	53,055
1,486	KB Financial Group, Inc. (Banks)	56,644
1,247	Kia Corp. (Automobiles & Components)	71,243
225	LG Chem Ltd. (Materials)	73,742
1,519	LG Electronics, Inc. (Consumer Durables & Apparel)	112,684
489	NAVER Corp. (Media & Entertainment)	68,364
146	NCSoft Corp. (Media & Entertainment)	25,224
698	Orion Corp. (Food, Beverage & Tobacco)	61,777
108	Samsung Biologics Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	56,776
15,074	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	750,306
270	Samsung SDI Co. Ltd. (Technology Hardware & Equipment)	85,491

		1,510,798

Taiwan – 19.9%
16,260	Chailease Holding Co. Ltd. (Financial Services)	88,203
4,000	Chroma ATE, Inc. (Technology Hardware & Equipment)	27,030
12,000	Delta Electronics, Inc. (Technology Hardware & Equipment)	108,143
5,000	E Ink Holdings, Inc. (Technology Hardware & Equipment)	26,016
2,000	Jentech Precision Industrial Co. Ltd. (Semiconductors & Semiconductor Equipment)	35,666
6,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	156,596
5,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	44,237

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description		Value

Common Stocks – (continued)

Taiwan – (continued)
58,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)		$947,286
17,000	Unimicron Technology Corp. (Technology Hardware & Equipment)		75,819
88,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)		126,554

			1,635,550

Thailand – 2.5%
56,000	Airports of Thailand PCL (Transportation)*		103,971
21,300	PTT Exploration & Production PCL (Energy)		97,273

			201,244

United Arab Emirates – 1.5%
27,449	Abu Dhabi Commercial Bank PJSC (Banks)		60,010
60,654	ADNOC Drilling Co. PJSC (Energy)		60,109

			120,119

United States – 0.6%
5,600	GCC SAB de CV (Materials)		49,965

TOTAL COMMON STOCKS (Cost $8,385,086)			8,310,352

Shares	Description	Rate	Value

Preferred Stock – 0.8%

Brazil – 0.8%
11,600	Itau Unibanco Holding SA (Banks)	5.58%	61,707
(Cost $58,379)

Shares	Dividend Rate		Value

Investment Company – 0.4%(b)

Goldman Sachs Financial Square Government Fund - Institutional Shares
29,365	5.258%		29,365
(Cost $29,365)

TOTAL INVESTMENTS – 102.3% (Cost $8,472,830)			$8,401,424

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.3)%			(185,495)

NET ASSETS – 100.0%			$8,215,929

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	Represents an affiliated issuer.

Investment Abbreviations: ADR —American Depositary Receipt
GDR —Global Depositary Receipt REIT —Real Estate Investment Trust

Sector Name	% of Market Value

Information Technology	31.7%
Financials	23.3
Consumer Discretionary	11.7
Consumer Staples	9.1
Energy	5.3
Communication Services	4.9
Health Care	4.4
Industrials	3.3
Materials	3.2
Real Estate	2.0
Utilities	0.8
Investment Company	0.3

TOTAL INVESTMENTS	100.0%

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Schedule of Investments October 31, 2023

Shares	Description	Value

Common Stocks – 97.6%

Brazil – 4.3%
168,363	Caixa Seguridade Participacoes SA (Insurance)	$361,321
338	MercadoLibre, Inc. (Consumer Discretionary Distribution & Retail)*	419,370
11,641	NU Holdings Ltd., Class A (Banks)*	95,456
13,000	Rumo SA (Transportation)	57,526
53,900	TIM SA (Telecommunication Services)	162,178

		1,095,851

China – 28.7%
98,527	Alibaba Group Holding Ltd. (Consumer Discretionary Distribution & Retail)*	1,014,343
23,400	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	264,642
14,500	BYD Co. Ltd., Class H (Automobiles & Components)	440,947
80,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	261,211
113,000	China Merchants Bank Co. Ltd., Class H (Banks)	428,642
8,860	Contemporary Amperex Technology Co. Ltd., Class A (Capital Goods)	224,227
49,000	Haidilao International Holding Ltd. (Consumer Services)(a)	122,686
12,540	KE Holdings, Inc. ADR (Real Estate Management & Development)	184,463
36,730	Meituan, Class B (Consumer Services)*(a)	520,648
21,200	NetEase, Inc. (Media & Entertainment)	453,713
7,700	Oppein Home Group, Inc., Class A (Consumer Durables & Apparel)	91,320
92,000	Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	466,668
5,000	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care Equipment & Services)	194,778
18,300	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	179,751
9,000	Silergy Corp. (Semiconductors & Semiconductor Equipment)	80,441
10,800	Sungrow Power Supply Co. Ltd., Class A (Capital Goods)	124,044
42,200	Tencent Holdings Ltd. (Media & Entertainment)	1,561,770
20,800	WuXi AppTec Co. Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)(a)	249,944
125,100	Yunnan Aluminium Co. Ltd., Class A (Materials)	237,016

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
44,150	Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A (Capital Goods)	$161,049

		7,262,303

Egypt – 0.7%
95,223	Commercial International Bank Egypt SAE (Banks)	186,017

Greece – 2.4%
11,069	JUMBO SA (Consumer Discretionary Distribution & Retail)	291,163
54,683	National Bank of Greece SA (Banks)*	313,189

		604,352

Hong Kong – 1.3%
9,467	Hong Kong Exchanges & Clearing Ltd. (Financial Services)	331,181

India – 17.9%
4,513	Apollo Hospitals Enterprise Ltd. (Health Care Equipment & Services)	261,317
31,001	Axis Bank Ltd. (Banks)	365,806
41,697	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)	141,227
7,966	Godrej Properties Ltd. (Real Estate Management & Development)*	158,960
22,140	HDFC Bank Ltd. (Banks)	392,864
60,761	ICICI Bank Ltd. (Banks)	668,480
3,144	Info Edge India Ltd. (Media & Entertainment)	154,292
20,149	Infosys Ltd. ADR (Software & Services)	330,847
67,494	Jio Financial Services Ltd. (Financial Services)*	177,533
18,591	SBI Life Insurance Co. Ltd. (Insurance)(a)	305,343
19,387	Sona Blw Precision Forgings Ltd. (Automobiles & Components)(a)	126,170
19,077	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	249,416
63,091	Tata Consumer Products Ltd. (Food, Beverage & Tobacco)	682,653
402,005	Zomato Ltd. (Consumer Services)*	508,466

		4,523,374

Indonesia – 2.6%
850,100	Bank BTPN Syariah Tbk PT (Banks)	84,266
1,040,000	Bank Central Asia Tbk PT (Banks)	572,958

		657,224

Mexico – 4.2%
62,400	Alsea SAB de CV (Consumer Services)*	206,766

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Mexico – (continued)
30,799	Arca Continental SAB de CV (Food, Beverage & Tobacco)	$276,181
52,600	Banco del Bajio SA (Banks)(a)	160,989
60,511	Prologis Property Mexico SA de CV REIT (Equity Real Estate Investment Trusts (REITs))	216,851
58,501	Wal-Mart de Mexico SAB de CV (Consumer Staples Distribution & Retail)	209,389

		1,070,176

Philippines – 1.3%
46,940	BDO Unibank, Inc. (Banks)	105,661
11,430	Jollibee Foods Corp. (Consumer Services)	41,317
1,166,200	Monde Nissin Corp. (Food, Beverage & Tobacco)*(a)	168,538

		315,516

Romania – 0.8%
7,932	Societatea De Producere A Energiei Electrice in Hidrocentrale Hidroelectrica SA (Utilities)*	197,204

Russia – 0.0%
96,162	Detsky Mir PJSC (Consumer Discretionary Distribution & Retail)*(a)(b)	—
16,753	Renaissance Insurance Group JSC (Insurance)(b)	—

		—

Saudi Arabia – 2.0%
19,342	Alinma Bank (Banks)	169,757
5,771	Co. for Cooperative Insurance (The) (Insurance)	185,824
3,075	Etihad Etisalat Co. (Telecommunication Services)	37,786
11,383	Saudi National Bank (The) (Banks)	101,857

		495,224

South Africa – 2.0%
24,185	Clicks Group Ltd. (Consumer Staples Distribution & Retail)	356,387
222,249	Old Mutual Ltd. (Insurance)	141,309

		497,696

South Korea – 12.0%
4,304	KB Financial Group, Inc. (Banks)	164,061
4,388	Kia Corp. (Automobiles & Components)	250,693
93	LG Chem Ltd. (Materials)	30,480
4,671	LG Electronics, Inc. (Consumer Durables & Apparel)	346,509
1,455	NAVER Corp. (Media & Entertainment)	203,414
514	NCSoft Corp. (Media & Entertainment)	88,802
1,606	Orion Corp. (Food, Beverage & Tobacco)	142,139

Shares	Description	Value

Common Stocks – (continued)

South Korea – (continued)
33,393	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	$1,662,133
500	Samsung SDI Co. Ltd. (Technology Hardware & Equipment)	158,317

		3,046,548

Taiwan – 15.4%
47,731	Chailease Holding Co. Ltd. (Financial Services)	258,919
25,000	Delta Electronics, Inc. (Technology Hardware & Equipment)	225,297
21,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	548,087
16,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	141,558
142,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,319,218
33,000	Unimicron Technology Corp. (Technology Hardware & Equipment)	147,177
177,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	254,546

		3,894,802

Thailand – 1.3%
180,200	Airports of Thailand PCL (Transportation)*	334,562

United Arab Emirates – 0.7%
85,362	Abu Dhabi Commercial Bank PJSC (Banks)	186,620

TOTAL COMMON STOCKS (Cost $25,577,984)		24,698,650

Shares	Description	Rate	Value

Preferred Stock – 0.9%

Brazil – 0.9%
42,800	Itau Unibanco Holding SA (Banks)	5.58%
(Cost $222,431)			227,678

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Shares	Dividend Rate	Value

Investment Company – 1.4%(c)

Goldman Sachs Financial Square Government Fund - Institutional Shares
359,954	5.258%	$359,954
(Cost $359,954)

TOTAL INVESTMENTS – 99.9% (Cost $26,160,369)		$25,286,282

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		24,713

NET ASSETS – 100.0%		$25,310,995

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Financials	25.5%
Information Technology	22.6
Consumer Discretionary	20.2
Communication Services	10.5
Consumer Staples	8.3
Health Care	3.8
Industrials	3.6
Real Estate	2.2
Investment Company	1.4
Materials	1.1
Utilities	0.8

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Schedule of Investments October 31, 2023

Shares	Description	Value

Common Stocks – 98.2%

Denmark – 3.1%
299,787	Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	$28,922,321

Finland – 2.0%
561,946	Neste OYJ (Energy)	18,885,861

France – 5.5%
523,037	BNP Paribas SA (Banks)	30,076,757
190,668	Vinci SA (Capital Goods)	21,083,016

		51,159,773

Germany – 1.9%
619,864	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	18,106,379

Hong Kong – 2.1%
2,276,600	AIA Group Ltd. (Insurance)	19,769,558

Japan – 20.2%
189,500	Hoya Corp. (Health Care Equipment & Services)	18,242,904
62,200	Keyence Corp. (Technology Hardware & Equipment)	24,078,784
1,206,100	Nomura Research Institute Ltd. (Software & Services)	31,660,071
1,855,200	ORIX Corp. (Financial Services)	33,739,319
657,900	Shiseido Co. Ltd. (Household & Personal Products)	20,865,610
706,600	Sumitomo Mitsui Financial Group, Inc. (Banks)	34,063,758
998,673	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	27,108,727

		189,759,173

Netherlands – 4.9%
503,382	Aalberts NV (Capital Goods)	15,716,736
1,021,506	Koninklijke Ahold Delhaize NV (Consumer Staples Distribution & Retail)	30,248,643

		45,965,379

Singapore – 3.0%
1,178,980	DBS Group Holdings Ltd. (Banks)	28,323,028

Spain – 9.5%
3,021,506	Banco Bilbao Vizcaya Argentaria SA (Banks)	23,770,916
963,005	Cellnex Telecom SA (Telecommunication Services)*(a)	28,308,623
3,361,500	Iberdrola SA (Utilities)	37,386,694

		89,466,233

Sweden – 2.1%
2,384,432	Hexagon AB, Class B (Technology Hardware & Equipment)	19,432,255

Switzerland – 10.9%
403,978	DSM-Firmenich AG (Materials)	36,622,973
975,745	UBS Group AG (Financial Services)	22,926,536

Shares	Description	Value

Common Stocks – (continued)

Switzerland – (continued)
90,215	Zurich Insurance Group AG (Insurance)	$42,851,452

		102,400,961

Taiwan – 2.7%
298,063	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	25,725,818

United Kingdom – 17.9%
328,310	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	41,105,671
400,341	Compass Group PLC (Consumer Services)	10,093,159
10,288,236	DS Smith PLC (Materials)	35,684,463
2,441,040	Informa PLC (Media & Entertainment)	21,150,359
64,943	InterContinental Hotels Group PLC (Consumer Services)	4,602,030
451,775	Reckitt Benckiser Group PLC (Household & Personal Products)	30,226,913
4,949,234	Rentokil Initial PLC (Commercial & Professional Services)	25,203,947

		168,066,542

United States – 12.4%
794,013	Experian PLC (Commercial & Professional Services)	24,089,432
138,542	Ferguson PLC (Capital Goods)	20,809,553
370,727	Nestle SA (Food, Beverage & Tobacco)	39,978,748
204,942	Schneider Electric SE (Capital Goods)	31,531,842

		116,409,575

TOTAL COMMON STOCKS (Cost $974,204,492)		922,392,856

Shares	Dividend Rate	Value

Investment Company – 1.7%(b)

Goldman Sachs Financial Square Government Fund - Institutional Shares
15,842,119	5.258%	15,842,119
(Cost $15,842,119)

TOTAL INVESTMENTS – 99.9% (Cost $990,046,611)		$938,234,975

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		883,371

NET ASSETS – 100.0%		$939,118,346

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

Sector Name	% of Market Value

Financials	25.0%
Industrials	14.8
Consumer Staples	12.9
Information Technology	12.7
Health Care	12.3
Materials	7.7
Communication Services	5.3
Utilities	4.0
Energy	2.0
Investment Company	1.7
Consumer Discretionary	1.6

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Schedule of Investments October 31, 2023

Shares	Description	Value

Common Stocks – 98.4%

Australia – 5.3%
601,074	Rio Tinto PLC (Materials)	$38,348,859
2,386,328	Transurban Group (Transportation)	17,965,459

		56,314,318

Denmark – 2.0%
225,266	Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	21,732,816

Finland – 1.8%
1,783,658	Nordea Bank Abp (Banks)	18,785,875

France – 8.4%
595,639	BNP Paribas SA (Banks)	34,251,668
200,476	Gecina SA REIT (Equity Real Estate Investment Trusts (REITs))	19,684,921
327,751	Vinci SA (Capital Goods)	36,240,899

		90,177,488

Italy – 4.4%
3,786,721	Enel SpA (Utilities)	24,036,534
956,176	UniCredit SpA (Banks)	23,970,983

		48,007,517

Japan – 9.3%
1,963,600	ORIX Corp. (Financial Services)	35,710,720
516,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	24,880,138
726,800	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	19,728,803
157,800	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	20,851,328

		101,170,989

Netherlands – 11.6%
1,190,412	Koninklijke Ahold Delhaize NV (Consumer Staples Distribution & Retail)	35,250,256
10,243,322	Koninklijke KPN NV (Telecommunication Services)	34,429,671
1,686,762	Shell PLC (Energy)	54,359,068

		124,038,995

Singapore – 4.0%
920,500	DBS Group Holdings Ltd. (Banks)	22,113,477
3,004,500	Singapore Exchange Ltd. (Financial Services)	20,802,145

		42,915,622

Spain – 3.2%
3,126,310	Iberdrola SA (Utilities)	34,770,904

Switzerland – 5.3%
230,608	DSM-Firmenich AG (Materials)	20,905,966
73,707	Zurich Insurance Group AG (Insurance)	35,010,275

		55,916,241

Shares	Description	Value

Common Stocks – (continued)

Taiwan – 3.1%
2,049,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	$33,465,331

United Kingdom – 23.6%
288,980	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	36,181,404
7,505,320	BP PLC (Energy)	45,827,662
609,800	Coca-Cola Europacific Partners PLC (Food, Beverage & Tobacco)	35,679,398
10,311,570	DS Smith PLC (Materials)	35,765,396
4,644,216	HSBC Holdings PLC (Banks)	33,533,239
2,123,522	National Grid PLC (Utilities)	25,318,722
295,417	Reckitt Benckiser Group PLC (Household & Personal Products)	19,765,467
444,481	Unilever PLC (Household & Personal Products)	21,050,938

		253,122,226

United States – 16.4%
166,060	Ferguson PLC (Capital Goods)	24,942,865
372,946	Nestle SA (Food, Beverage & Tobacco)	40,218,042
106,781	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	27,518,493
280,756	Sanofi SA (Pharmaceuticals, Biotechnology & Life Sciences)	25,494,412
140,882	Schneider Electric SE (Capital Goods)	21,675,738
334,374	Swiss Re AG (Insurance)	36,534,650

		176,384,200

TOTAL COMMON STOCKS (Cost $1,059,948,342)		1,056,802,522

Shares	Dividend Rate	Value

Investment Company – 1.4%(a)

Goldman Sachs Financial Square Government Fund - Institutional Shares
15,186,704	5.258%	15,186,704
(Cost $15,186,704)

TOTAL INVESTMENTS – 99.8% (Cost $1,075,135,046)		$1,071,989,226

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		2,516,898

NET ASSETS – 100.0%		$1,074,506,124

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Financials	26.7%
Consumer Staples	14.2
Health Care	12.2
Industrials	9.4
Energy	9.3
Materials	8.9
Utilities	7.8
Information Technology	5.1
Communication Services	3.2
Real Estate	1.8
Investment Company	1.4

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Assets and Liabilities October 31, 2023

	China Equity Fund	Emerging Markets Equity Fund	Emerging Markets Equity ex. China Fund

Assets:

Investments in unaffiliated issuers, at value (cost $51,474,650, $2,556,412,043 and $8,443,465, respectively)(a)	$48,767,006	$2,586,949,272	$8,372,059
Investments in affiliated issuers, at value (cost $72,364, $– and $29,365, respectively)	72,364	—	29,365
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	7,590,000	—
Cash	1,018,305	—	137,908
Foreign Currency, at value (cost $158,076, $5,916,517 and $63,346, respectively)	157,485	5,909,223	63,214
Receivables:
Investments sold	626,636	69,679,569	50,515
Reimbursement from investment adviser	20,262	—	95,238
Dividends	17,694	2,981,019	11,914
Fund Shares sold	14,477	1,271,203	—
Securities lending income	—	7,829	—
Foreign tax reclaims	—	103,200	401
Other assets	36,405	201,665	13,847

Total assets	50,730,634	2,674,692,980	8,774,461

Liabilities:

Payables:
Investments purchased	726,889	50,326,385	69,498
Management fees	42,879	2,071,485	270,425
Fund shares redeemed	9,479	3,367,975	—
Distribution and Service fees and Transfer Agency fees	5,629	146,665	790
Payable upon return of securities loaned	—	7,590,000	—
Due to custodian	—	4,059,355	—
Foreign capital gains taxes	—	4,885,241	15,841
Accrued expenses	189,062	794,033	201,978

Total liabilities	973,938	73,241,139	558,532

Net Assets:

Paid-in Capital	96,500,884	3,539,362,354	8,357,094
Total distributable earnings (loss)	(46,744,188)	(937,910,513)	(141,165)

NET ASSETS	$49,756,696	$2,601,451,841	$8,215,929
Net Assets:
Class A	$9,148,628	$104,938,306	$57,706
Class C	831,172	14,190,888	49,768
Institutional	6,778,209	1,804,775,810	5,055,887
Service	—	17,321,249	—
Investor	262,275	107,701,981	50,181
Class R6	659,081	112,783,395	50,264
Class R	—	—	49,987
Class P	32,077,331	439,740,212	2,902,136
Total Net Assets	$49,756,696	$2,601,451,841	$8,215,929
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	505,651	5,713,202	5,775
Class C	53,449	883,630	5,013
Institutional	345,265	91,282,967	504,314
Service	—	981,870	—
Investor	13,469	5,488,101	5,012
Class R6	33,703	5,679,825	5,014
Class R	—	—	5,013
Class P	1,639,438	22,138,616	289,703
Net asset value, offering and redemption price per share:(b)
Class A	$18.09	$18.37	$9.99
Class C	15.55	16.06	9.93
Institutional	19.63	19.77	10.03
Service	—	17.64	—
Investor	19.47	19.62	10.01
Class R6	19.56	19.86	10.03
Class R	—	—	9.97
Class P	19.57	19.86	10.02

(a)	Includes loaned securities having a market value of $–, $7,209,928 and $–, respectively.
(b)

Maximum public offering price per share for Class A Shares of the China Equity, Emerging Markets Equity and Emerging Markets Equity ex. China is $19.14, $19.44 and $10.57, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Assets and Liabilities (continued) October 31, 2023

	ESG Emerging Markets Equity Fund	International Equity ESG Fund	International Equity Income Fund

Assets:

Investments in unaffiliated issuers, at value (cost $25,800,415, $974,204,492 and $1,059,948,342, respectively)	$24,926,328	$922,392,856	$1,056,802,522
Investments in affiliated issuers, at value (cost $359,954, $15,842,119 and $15,186,704, respectively)	359,954	15,842,119	15,186,704
Cash	64,984	783,321	849,480
Foreign Currency, at value (cost $128,102, $85,345 and $6,467, respectively)	127,941	83,730	6,329
Receivables:
Investments sold	496,219	—	—
Dividends	33,820	1,745,541	1,419,796
Reimbursement from investment adviser	22,474	33,109	33,423
Foreign tax reclaims	1,974	1,287,208	1,949,270
Fund Shares sold	54	1,445,281	1,450,323
Securities lending income	—	10,482	—
Other assets	35,011	72,252	97,607

Total assets	26,068,759	943,695,899	1,077,795,454

Liabilities:

Payables:
Investments purchased	548,707	—	—
Foreign capital gains taxes	42,420	—	—
Management fees	19,964	665,697	730,075
Fund shares redeemed	10,117	3,656,678	2,345,867
Distribution and Service fees and Transfer Agency fees	1,516	74,803	79,854
Accrued expenses	135,040	180,375	133,534

Total liabilities	757,764	4,577,553	3,289,330

Net Assets:

Paid-in Capital	94,576,560	1,015,932,656	1,080,643,986
Total distributable earnings (loss)	(69,265,565)	(76,814,310)	(6,137,862)

NET ASSETS	$25,310,995	$939,118,346	$1,074,506,124
Net Assets:
Class A	$1,840,815	$108,275,811	$68,182,580
Class C	73,564	7,639,366	3,899,170
Institutional	16,404,279	530,652,069	615,041,756
Service	—	892,981	—
Investor	503,448	109,161,875	285,523,798
Class R6	19,474	86,937,293	51,428,511
Class R	213,610	—	831,597
Class P	6,255,805	95,558,951	49,598,712
Total Net Assets	$25,310,995	$939,118,346	$1,074,506,124
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	217,746	4,585,287	4,728,602
Class C	8,978	354,738	311,714
Institutional	1,935,195	21,839,500	40,136,667
Service	—	36,219	—
Investor	59,440	4,526,009	19,837,027
Class R6	2,295	3,599,433	3,361,169
Class R	25,529	—	57,350
Class P	737,836	3,955,308	3,243,388
Net asset value, offering and redemption price per share:(a)
Class A	$8.45	$23.61	$14.42
Class C	8.19	21.54	12.51
Institutional	8.48	24.30	15.32
Service	—	24.65	—
Investor	8.47	24.12	14.39
Class R6	8.49	24.15	15.30
Class R	8.37	—	14.50
Class P	8.48	24.16	15.29

(a)

Maximum public offering price per share for Class A Shares of the ESG Emerging Markets Equity, International Equity ESG and International Equity Income is $8.94, $24.98 and $15.26, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Operations For the Year Ended October 31, 2023

	China Equity Fund	Emerging Markets Equity Fund	Emerging Markets Equity ex. China Fund*

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $92,103, $7,911,017 and $21,876, respectively)	$996,409	$59,972,130	$144,362

Dividends — affiliated issuers	9,083	587,578	4,241

Securities lending income — affiliated issuer	305	25,674	—

Total Investment Income	1,005,797	60,585,382	148,603

Expenses:

Management fees	626,881	29,538,804	55,253

Professional fees	114,543	177,147	88,202

Registration fees	88,047	275,551	—

Custody, accounting and administrative services	81,012	2,006,356	161,700

Distribution and/or Service (12b-1) fees(a)	36,550	518,940	475

Transfer Agency fees(a)	35,949	1,464,246	2,543

Trustee fees	22,225	26,570	27,929

Printing and mailing costs	13,732	103,241	17,069

Service fees — Class C	2,728	43,262	367

Shareholder meeting expense	2,132	115,792	334

Amortization of offering costs	—	—	241,643

Organizational costs	—	—	12,000

Shareholder Administration fees — Service Shares	—	54,146	—

Other	3,263	48,840	27,418

Total expenses	1,027,062	34,372,895	634,933

Less— expense reductions	(256,794)	(2,879,887)	(569,214)

Net expenses	770,268	31,493,008	65,719

NET INVESTMENT INCOME	235,529	29,092,374	82,884

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(13,568,745)	(313,150,687)	(114,559)

Futures contracts	(42,873)	—	—

Foreign currency transactions	(22,732)	(1,591,568)	(11,612)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $–, $1,000,525 and $(15,841), respectively)	20,753,895	562,516,465	(87,247)

Foreign currency translations	5,846	48,378	(271)

Net realized and unrealized gain (loss)	7,125,391	247,822,588	(213,689)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,360,920	$276,914,962	$(130,805)

*	For the period December 6, 2022 (commencement of operations) through October 31, 2023.

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
China Equity Fund	$28,367	$8,183	$–	$–	$17,830	$1,712	$3,459	$–	$578	$273	$–	$12,097
Emerging Markets Equity Fund	335,009	129,786	54,145	–	210,682	27,156	812,944	8,664	208,222	46,758	–	149,820
Emerging Markets Equity ex. China Fund	121	121	–	233	78	73	1,851	–	73	13	73	382

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Operations (continued) For the Year Ended October 31, 2023

	ESG Emerging Markets Equity Fund	International Equity ESG Fund	International Equity Income Fund

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $89,821, $1,579,971 and $2,909,529, respectively)	$650,811	$20,928,327	$30,580,146

Dividends — affiliated issuers	24,237	927,939	1,142,367

Securities lending income — affiliated issuer	—	92,062	52,742

Total Investment Income	675,048	21,948,328	31,775,255

Expenses:

Management fees	325,632	6,655,595	6,298,262

Custody, accounting and administrative services	193,285	271,335	292,628

Professional fees	191,815	186,560	120,444

Registration fees	106,514	153,990	167,259

Printing and mailing costs	31,304	43,457	46,949

Trustee fees	22,188	23,181	23,228

Transfer Agency fees(a)	15,673	558,506	589,799

Distribution and/or Service (12b-1) fees(a)	7,196	346,801	168,131

Shareholder meeting expense	1,098	26,271	33,128

Service fees — Class C	243	21,043	7,532

Shareholder Administration fees — Service Shares	—	2,161	—

Other	7,142	3,758	3,700

Total expenses	902,090	8,292,658	7,751,060

Less — expense reductions	(533,128)	(1,029,127)	(654,872)

Net expenses	368,962	7,263,531	7,096,188

NET INVESTMENT INCOME	306,086	14,684,797	24,679,067

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(5,590,690)	(21,011,824)	(7,740,594)

Forward foreign currency exchange contracts	—	—	23,455

Foreign currency transactions	(57,531)	(28,795)	(77,941)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $(42,557), $– and $–, respectively)	8,609,396	38,045,670	36,066,604

Foreign currency translations	(402)	40,919	17,556

Net realized and unrealized gain	2,960,773	17,045,970	28,289,080

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,266,859	$31,730,767	$52,968,147

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
ESG Emerging Markets Equity Fund	$5,288	$730	$–	$1,178	$3,317	$153	$7,013	$–	$1,045	$14	$369	$3,762
International Equity ESG Fund	281,512	63,128	2,161	–	176,236	13,184	152,976	346	163,523	22,438	–	29,803
International Equity Income Fund	142,232	22,597	–	3,302	88,652	4,689	182,188	–	286,630	12,316	1,031	14,293

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Changes in Net Assets

	China Equity Fund		Emerging Markets Equity Fund

	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022

From operations:

Net investment income (loss)	$235,529	$(156,736)	$29,092,374	$25,659,334

Net realized loss	(13,634,350)	(29,277,193)	(314,742,255)	(618,940,219)

Net change in unrealized gain (loss)	20,759,741	(36,116,200)	562,564,843	(1,352,942,683)

Net increase (decrease) in net assets resulting from operations	7,360,920	(65,550,129)	276,914,962	(1,946,223,568)

Distributions to shareholders:

From distributable earnings:

Class A Shares	–	(1,284,176)	–	(1,742,196)

Class C Shares	–	(117,728)	–	(113,290)

Institutional Shares	(20,976)	(1,257,226)	(4,294,893)	(26,320,435)

Service Shares	–	–	–	(248,453)

Investor Shares	(623)	(33,071)	(148,052)	(2,572,982)

Class R6 Shares	(2,577)	(75,181)	(353,363)	(1,248,690)

Class P Shares	(118,395)	(4,901,721)	(1,133,494)	(8,752,840)

Total distributions to shareholders	(142,571)	(7,669,103)	(5,929,802)	(40,998,886)

From share transactions:

Proceeds from sales of shares	16,754,308	31,261,078	826,358,897	2,368,356,467

Reinvestment of distributions	140,777	7,587,963	5,557,410	38,197,200

Cost of shares redeemed	(31,065,290)	(48,696,769)	(1,266,732,598)	(2,088,783,885)

Net increase (decrease) in net assets resulting from share transactions	(14,170,205)	(9,847,728)	(434,816,291)	317,769,782

TOTAL DECREASE	(6,951,856)	(83,066,960)	(163,831,131)	(1,669,452,672)

Net Assets:

Beginning of year	56,708,552	139,775,512	2,765,282,972	4,434,735,644

End of year	$49,756,696	$56,708,552	$2,601,451,841	$2,765,282,972

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Changes in Net Assets (continued)

	Emerging Markets Equity ex. China Fund	ESG Emerging Markets Equity Fund

	For the Period December 6, 2022* to October 31, 2023	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022

From operations:

Net investment income	$82,884	$306,086	$285,078

Net realized loss	(126,171)	(5,648,221)	(10,216,815)

Net change in unrealized gain (loss)	(87,518)	8,608,994	(9,430,223)

Net increase (decrease) in net assets resulting from operations	(130,805)	3,266,859	(19,361,960)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(129)	(223)	(261,225)

Class C Shares	(129)	–	(9,013)

Institutional Shares	(11,750)	(66,147)	(400,976)

Investor Shares	(112)	(3,402)	(77,847)

Class R6 Shares	(134)	(190)	(4,683)

Class R Shares	(129)	–	(17,502)

Class P Shares	(134)	(58,578)	(1,441,940)

Total distributions to shareholders	(12,517)	(128,540)	(2,213,186)

From share transactions:

Proceeds from sales of shares	8,459,845	13,006,177	36,524,849

Reinvestment of distributions	12,516	128,536	2,210,725

Cost of shares redeemed	(113,110)	(18,038,073)	(20,828,195)

Net increase (decrease) in net assets resulting from share transactions	8,359,251	(4,903,360)	17,907,379

TOTAL INCREASE (DECREASE)	8,215,929	(1,765,041)	(3,667,767)

Net Assets:

Beginning of period	–	27,076,036	30,743,803

End of period	$8,215,929	$25,310,995	$27,076,036

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Changes in Net Assets (continued)

	International Equity ESG Fund		International Equity Income Fund

	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022

From operations:

Net investment income	$14,684,797	$8,241,882	$24,679,067	$6,266,236

Net realized loss	(21,040,619)	(18,383,001)	(7,795,080)	(561,008)

Net change in unrealized gain (loss)	38,086,589	(137,432,856)	36,084,160	(48,230,264)

Net increase (decrease) in net assets resulting from operations	31,730,767	(147,573,975)	52,968,147	(42,525,036)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(830,089)	(3,927,097)	(1,433,042)	(775,823)

Class C Shares	–	(555,440)	(73,150)	(53,453)

Institutional Shares	(2,890,896)	(7,449,330)	(11,619,052)	(2,546,588)

Service Shares	(3,920)	(20,704)	–	–

Investor Shares	(862,387)	(2,279,918)	(5,086,390)	(1,111,827)

Class R6 Shares	(591,041)	(1,253,796)	(1,062,104)	(357,317)

Class R Shares	–	–	(13,644)	(15,077)

Class P Shares	(920,626)	(7,925,666)	(1,175,049)	(853,645)

Total distributions to shareholders	(6,098,959)	(23,411,951)	(20,462,431)	(5,713,730)

From share transactions:

Proceeds from sales of shares	627,717,749	592,034,391	871,606,758	380,795,060

Reinvestment of distributions	5,682,821	22,947,346	20,239,545	5,691,410

Cost of shares redeemed	(291,296,213)	(235,177,840)	(206,958,270)	(83,223,992)

Net increase in net assets resulting from share transactions	342,104,357	379,803,897	684,888,033	303,262,478

TOTAL INCREASE	367,736,165	208,817,971	717,393,749	255,023,712

Net Assets:

Beginning of year	571,382,181	362,564,210	357,112,375	102,088,663

End of year	$939,118,346	$571,382,181	$1,074,506,124	$357,112,375

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs China Equity Fund

	Class A Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$16.62	$35.80	$36.99	$25.87	$23.13

Net investment income (loss)(a)	0.02	(0.15)	(0.15)	(0.07)	0.04

Net realized and unrealized gain (loss)	1.45	(16.89)	0.93	11.35	4.23

Total from investment operations	1.47	(17.04)	0.78	11.28	4.27

Distributions to shareholders from net investment income	–	–	–	(0.16)	(0.04)

Distributions to shareholders from net realized gains	–	(2.14)	(1.97)	–	(1.49)

Total distributions	–	(2.14)	(1.97)	(0.16)	(1.53)

Net asset value, end of year	$18.09	$16.62	$35.80	$36.99	$25.87

Total Return(b)	8.91%	(50.53)%	1.96%	43.67%	19.54%

Net assets, end of year (in 000’s)	$9,149	$9,664	$22,002	$18,617	$13,397

Ratio of net expenses to average net assets	1.48%	1.47%	1.45%	1.47%	1.51%

Ratio of total expenses to average net assets	1.92%	1.81%	1.77%	2.11%	2.10%

Ratio of net investment income (loss) to average net assets	0.11%	(0.55)%	(0.38)%	(0.24)%	0.17%

Portfolio turnover rate(c)	73%	37%	46%	106%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs China Equity Fund

	Class C Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$14.39	$31.53	$33.03	$23.14	$20.95

Net investment loss(a)	(0.12)	(0.36)	(0.40)	(0.26)	(0.14)

Net realized and unrealized gain (loss)	1.28	(14.64)	0.87	10.15	3.82

Total from investment operations	1.16	(15.00)	0.47	9.89	3.68

Distributions to shareholders from net realized gains	–	(2.14)	(1.97)	–	(1.49)

Net asset value, end of year	$15.55	$14.39	$31.53	$33.03	$23.14

Total Return(b)	8.06%	(50.89)%	1.22%	42.60%	18.66%

Net assets, end of year (in 000’s)	$831	$1,042	$1,737	$973	$896

Ratio of net expenses to average net assets	2.23%	2.22%	2.20%	2.21%	2.27%

Ratio of total expenses to average net assets	2.68%	2.56%	2.54%	2.85%	2.85%

Ratio of net investment loss to average net assets	(0.67)%	(1.56)%	(1.17)%	(0.98)%	(0.63)%

Portfolio turnover rate(c)	73%	37%	46%	106%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs China Equity Fund

	Institutional Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$18.01	$38.50	$39.52	$27.63	$24.56

Net investment income(a)	0.10	0.01	0.03	0.05	0.14

Net realized and unrealized gain (loss)	1.57	(18.36)	0.92	12.09	4.50

Total from investment operations	1.67	(18.35)	0.95	12.14	4.64

Distributions to shareholders from net investment income	(0.05)	–	–	(0.25)	(0.08)

Distributions to shareholders from net realized gains	–	(2.14)	(1.97)	–	(1.49)

Total distributions	(0.05)	(2.14)	(1.97)	(0.25)	(1.57)

Net asset value, end of year	$19.63	$18.01	$38.50	$39.52	$27.63

Total Return(b)	9.24%	(50.35)%	2.28%	44.13%	19.98%

Net assets, end of year (in 000’s)	$6,778	$8,320	$23,762	$10,824	$6,327

Ratio of net expenses to average net assets	1.16%	1.15%	1.15%	1.15%	1.15%

Ratio of total expenses to average net assets	1.56%	1.44%	1.40%	1.74%	1.71%

Ratio of net investment income to average net assets	0.46%	0.03%	0.07%	0.17%	0.54%

Portfolio turnover rate(c)	73%	37%	46%	106%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs China Equity Fund

	Investor Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$17.87	$38.24	$39.28	$27.46	$24.41

Net investment income (loss)(a)	0.08	(0.06)	(0.01)	0.01	0.09

Net realized and unrealized gain (loss)	1.56	(18.17)	0.94	12.03	4.50

Total from investment operations	1.64	(18.23)	0.93	12.04	4.59

Distributions to shareholders from net investment income	(0.04)	–	–	(0.22)	(0.05)

Distributions to shareholders from net realized gains	–	(2.14)	(1.97)	–	(1.49)

Total distributions	(0.04)	(2.14)	(1.97)	(0.22)	(1.54)

Net asset value, end of year	$19.47	$17.87	$38.24	$39.28	$27.46

Total Return(b)	9.19%	(50.40)%	2.22%	44.01%	19.86%

Net assets, end of year (in 000’s)	$262	$298	$636	$762	$226

Ratio of net expenses to average net assets	1.23%	1.22%	1.20%	1.22%	1.27%

Ratio of total expenses to average net assets	1.68%	1.56%	1.49%	1.86%	1.85%

Ratio of net investment income (loss) to average net assets	0.37%	(0.20)%	(0.02)%	0.04%	0.35%

Portfolio turnover rate(c)	73%	37%	46%	106%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs China Equity Fund

	Class R6 Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$17.95	$38.37	$39.39	$27.54	$24.56

Net investment income (loss)(a)	0.11	(0.05)	0.03	(0.02)	0.15

Net realized and unrealized gain (loss)	1.56	(18.23)	0.92	12.13	4.48

Total from investment operations	1.67	(18.28)	0.95	12.11	4.63

Distributions to shareholders from net investment income	(0.06)	–	–	(0.26)	(0.16)

Distributions to shareholders from net realized gains	–	(2.14)	(1.97)	–	(1.49)

Total distributions	(0.06)	(2.14)	(1.97)	(0.26)	(1.65)

Net asset value, end of year	$19.56	$17.95	$38.37	$39.39	$27.54

Total Return(b)	9.32%	(50.37)%	2.29%	44.15%	19.96%

Net assets, end of year (in 000’s)	$659	$734	$1,389	$631	$432

Ratio of net expenses to average net assets	1.15%	1.14%	1.14%	1.14%	1.15%

Ratio of total expenses to average net assets	1.55%	1.43%	1.38%	1.71%	1.70%

Ratio of net investment income (loss) to average net assets	0.51%	(0.18)%	0.08%	(0.07)%	0.57%

Portfolio turnover rate(c)	73%	37%	46%	106%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs China Equity Fund

	Class P Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$17.95	$38.39	$39.40	$27.55	$24.57

Net investment income (loss)(a)	0.10	(0.02)	– (b)	0.01	0.14

Net realized and unrealized gain (loss)	1.58	(18.28)	0.96	12.10	4.49

Total from investment operations	1.68	(18.30)	0.96	12.11	4.63

Distributions to shareholders from net investment income	(0.06)	–	–	(0.26)	(0.16)

Distributions to shareholders from net realized gains	–	(2.14)	(1.97)	–	(1.49)

Total distributions	(0.06)	(2.14)	(1.97)	(0.26)	(1.65)

Net asset value, end of year	$19.57	$17.95	$38.39	$39.40	$27.55

Total Return(c)	9.31%	(50.35)%	2.26%	44.17%	19.98%

Net assets, end of year (in 000’s)	$32,077	$36,651	$90,250	$56,345	$52,673

Ratio of net expenses to average net assets	1.15%	1.14%	1.14%	1.14%	1.15%

Ratio of total expenses to average net assets	1.55%	1.43%	1.39%	1.71%	1.70%

Ratio of net investment income (loss) to average net assets	0.46%	(0.07)%	0.01%	0.04%	0.55%

Portfolio turnover rate(d)	73%	37%	46%	106%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund

	Class A Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$16.80	$28.53	$23.76	$20.35	$17.18

Net investment income (loss)(a)	0.13	0.08	(0.02)	0.11	0.07

Net realized and unrealized gain (loss)	1.44	(11.63)	4.81	3.49	3.18

Total from investment operations	1.57	(11.55)	4.79	3.60	3.25

Distributions to shareholders from net investment income	–	(0.18)	(0.02)	(0.19)	(0.08)

Net asset value, end of year	$18.37	$16.80	$28.53	$23.76	$20.35

Total Return(b)	9.35%	(40.71)%	20.11%	17.77%	19.03%

Net assets, end of year (in 000’s)	$104,938	$165,155	$265,040	$247,765	$230,234

Ratio of net expenses to average net assets	1.33%	1.31%	1.34%	1.49%	1.55%

Ratio of total expenses to average net assets	1.48%	1.47%	1.48%	1.54%	1.58%

Ratio of net investment income (loss) to average net assets	0.66%	0.37%	(0.08)%	0.51%	0.39%

Portfolio turnover rate(c)	32%	51%	52%	31%	33%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund

	Class C Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$14.80	$25.23	$21.16	$18.12	$15.34

Net investment loss(a)	(0.01)	(0.07)	(0.21)	(0.06)	(0.06)

Net realized and unrealized gain (loss)	1.27	(10.28)	4.28	3.12	2.84

Total from investment operations	1.26	(10.35)	4.07	3.06	2.78

Distributions to shareholders from net investment income	–	(0.08)	–	(0.02)	–

Net asset value, end of year	$16.06	$14.80	$25.23	$21.16	$18.12

Total Return(b)	8.51%	(41.14)%	19.23%	16.85%	18.12%

Net assets, end of year (in 000’s)	$14,191	$18,128	$36,367	$23,425	$30,115

Ratio of net expenses to average net assets	2.08%	2.06%	2.09%	2.24%	2.30%

Ratio of total expenses to average net assets	2.23%	2.22%	2.23%	2.29%	2.33%

Ratio of net investment loss to average net assets	(0.07)%	(0.36)%	(0.81)%	(0.34)%	(0.33)%

Portfolio turnover rate(c)	32%	51%	52%	31%	33%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund

	Institutional Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$18.07	$30.67	$25.54	$21.85	$18.43

Net investment income(a)	0.21	0.17	0.07	0.21	0.17

Net realized and unrealized gain (loss)	1.53	(12.49)	5.15	3.73	3.40

Total from investment operations	1.74	(12.32)	5.22	3.94	3.57

Distributions to shareholders from net investment income	(0.04)	(0.28)	(0.09)	(0.25)	(0.15)

Net asset value, end of year	$19.77	$18.07	$30.67	$25.54	$21.85

Total Return(b)	9.65%	(40.52)%	20.51%	18.11%	19.51%

Net assets, end of year (in 000’s)	$1,804,776	$1,798,319	$2,699,332	$1,479,859	$940,632

Ratio of net expenses to average net assets	1.03%	1.00%	1.03%	1.16%	1.17%

Ratio of total expenses to average net assets	1.12%	1.10%	1.11%	1.17%	1.19%

Ratio of net investment income to average net assets	1.00%	0.70%	0.24%	0.93%	0.84%

Portfolio turnover rate(c)	32%	51%	52%	31%	33%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund

	Service Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$16.17	$27.54	$22.97	$19.68	$16.60

Net investment income (loss)(a)	0.09	0.04	(0.07)	0.07	0.06

Net realized and unrealized gain (loss)	1.38	(11.20)	4.64	3.38	3.06

Total from investment operations	1.47	(11.16)	4.57	3.45	3.12

Distributions to shareholders from net investment income	–	(0.21)	–	(0.16)	(0.04)

Net asset value, end of year	$17.64	$16.17	$27.54	$22.97	$19.68

Total Return(b)	9.09%	(40.80)%	19.90%	17.55%	18.85%

Net assets, end of year (in 000’s)	$17,321	$19,903	$32,940	$26,329	$24,183

Ratio of net expenses to average net assets	1.53%	1.50%	1.53%	1.65%	1.67%

Ratio of total expenses to average net assets	1.62%	1.60%	1.61%	1.67%	1.69%

Ratio of net investment income (loss) to average net assets	0.49%	0.19%	(0.26)%	0.35%	0.32%

Portfolio turnover rate(c)	32%	51%	52%	31%	33%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund

	Investor Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$17.92	$30.43	$25.33	$21.66	$18.28

Net investment income(a)	0.19	0.17	0.06	0.16	0.12

Net realized and unrealized gain (loss)	1.53	(12.42)	5.11	3.73	3.38

Total from investment operations	1.72	(12.25)	5.17	3.89	3.50

Distributions to shareholders from net investment income	(0.02)	(0.26)	(0.07)	(0.22)	(0.12)

Net asset value, end of year	$19.62	$17.92	$30.43	$25.33	$21.66

Total Return(b)	9.60%	(40.56)%	20.43%	18.02%	19.31%

Net assets, end of year (in 000’s)	$107,702	$140,457	$295,910	$147,386	$135,484

Ratio of net expenses to average net assets	1.08%	1.06%	1.08%	1.24%	1.30%

Ratio of total expenses to average net assets	1.23%	1.22%	1.23%	1.29%	1.33%

Ratio of net investment income to average net assets	0.93%	0.69%	0.20%	0.70%	0.58%

Portfolio turnover rate(c)	32%	51%	52%	31%	33%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund

	Class R6 Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$18.15	$30.81	$25.65	$21.94	$18.51

Net investment income(a)	0.21	0.14	0.07	0.16	0.17

Net realized and unrealized gain (loss)	1.55	(12.52)	5.19	3.80	3.41

Total from investment operations	1.76	(12.38)	5.26	3.96	3.58

Distributions to shareholders from net investment income	(0.05)	(0.28)	(0.10)	(0.25)	(0.15)

Net asset value, end of year	$19.86	$18.15	$30.81	$25.65	$21.94

Total Return(b)	9.64%	(40.51)%	20.51%	18.13%	19.52%

Net assets, end of year (in 000’s)	$112,783	$132,040	$141,786	$53,424	$25,387

Ratio of net expenses to average net assets	1.02%	0.99%	1.02%	1.15%	1.16%

Ratio of total expenses to average net assets	1.11%	1.09%	1.10%	1.16%	1.18%

Ratio of net investment income to average net assets	1.00%	0.59%	0.22%	0.71%	0.82%

Portfolio turnover rate(c)	32%	51%	52%	31%	33%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund

	Class P Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$18.15	$30.81	$25.65	$21.94	$18.51

Net investment income(a)	0.21	0.18	0.08	0.19	0.17

Net realized and unrealized gain (loss)	1.55	(12.56)	5.18	3.77	3.41

Total from investment operations	1.76	(12.38)	5.26	3.96	3.58

Distributions to shareholders from net investment income	(0.05)	(0.28)	(0.10)	(0.25)	(0.15)

Net asset value, end of year	$19.86	$18.15	$30.81	$25.65	$21.94

Total Return(b)	9.67%	(40.51)%	20.50%	18.14%	19.47%

Net assets, end of year (in 000’s)	$439,740	$491,281	$963,360	$471,690	$389,019

Ratio of net expenses to average net assets	1.02%	0.99%	1.01%	1.15%	1.16%

Ratio of total expenses to average net assets	1.11%	1.09%	1.10%	1.15%	1.18%

Ratio of net investment income to average net assets	1.00%	0.72%	0.27%	0.86%	0.82%

Portfolio turnover rate(c)	32%	51%	52%	31%	33%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout the Period

Goldman Sachs Emerging Markets Equity ex. China Fund

Class A Shares

Period Ended October 31, 2023(a)

Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.10

Net realized and unrealized loss	(0.08)

Total from investment operations	0.02

Distributions to shareholders from net investment income	(0.03)

Net asset value, end of period	$9.99

Total Return(c)	0.17%

Net assets, end of period (in 000’s)	$58

Ratio of net expenses to average net assets	1.41%(d)

Ratio of total expenses to average net assets	10.78%(d)

Ratio of net investment income to average net assets	1.03%(d)

Portfolio turnover rate(e)	26%

(a)	Commenced operations on December 6, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout the Period

Goldman Sachs Emerging Markets Equity ex. China Fund

Class C Shares

Period Ended October 31, 2023(a)

Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.02

Net realized and unrealized loss	(0.06)

Total from investment operations	(0.04)

Distributions to shareholders from net investment income	(0.03)

Net asset value, end of period	$9.93

Total Return(c)	(0.54)%

Net assets, end of period (in 000’s)	$50

Ratio of net expenses to average net assets	2.21%(d)

Ratio of total expenses to average net assets	11.66%(d)

Ratio of net investment income to average net assets	0.25%(d)

Portfolio turnover rate(e)	26%

(a)	Commenced operations on December 6, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout the Period

Goldman Sachs Emerging Markets Equity ex. China Fund

Institutional Shares

Period Ended October 31, 2023(a)

Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.13

Net realized and unrealized loss	(0.07)

Total from investment operations	0.06

Distributions to shareholders from net investment income	(0.03)

Net asset value, end of period	$10.03

Total Return(c)	0.46%

Net assets, end of period (in 000’s)	$5,056

Ratio of net expenses to average net assets	1.05%(d)

Ratio of total expenses to average net assets	10.46%(d)

Ratio of net investment income to average net assets	1.41%(d)

Portfolio turnover rate(e)	26%

(a)	Commenced operations on December 6, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout the Period

Goldman Sachs Emerging Markets Equity ex. China Fund

Investor Shares

Period Ended October 31, 2023(a)

Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.12

Net realized and unrealized loss	(0.09)

Total from investment operations	0.03

Distributions to shareholders from net investment income	(0.02)

Net asset value, end of period	$10.01

Total Return(c)	0.33%

Net assets, end of period (in 000’s)	$50

Ratio of net expenses to average net assets	1.17%(d)

Ratio of total expenses to average net assets	10.62%(d)

Ratio of net investment income to average net assets	1.29%(d)

Portfolio turnover rate(e)	26%

(a)	Commenced operations on December 6, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout the Period

Goldman Sachs Emerging Markets Equity ex. China Fund

Class R6 Shares

Period Ended October 31, 2023(a)

Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.13

Net realized and unrealized loss	(0.07)

Total from investment operations	0.06

Distributions to shareholders from net investment income	(0.03)

Net asset value, end of period	$10.03

Total Return(c)	0.48%

Net assets, end of period (in 000’s)	$50

Ratio of net expenses to average net assets	1.04%(d)

Ratio of total expenses to average net assets	10.49%(d)

Ratio of net investment income to average net assets	1.42%(d)

Portfolio turnover rate(e)	26%

(a)	Commenced operations on December 6, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout the Period

Goldman Sachs Emerging Markets Equity ex. China Fund

Class R Shares

Period Ended October 31, 2023(a)

Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.07

Net realized and unrealized loss	(0.07)

Total from investment operations	–(c)

Distributions to shareholders from net investment income	(0.03)

Net asset value, end of period	$9.97

Total Return(d)	(0.03)%

Net assets, end of period (in 000’s)	$50

Ratio of net expenses to average net assets	1.67%(e)

Ratio of total expenses to average net assets	11.12%(e)

Ratio of net investment income to average net assets	0.79%(e)

Portfolio turnover rate(f)	26%

(a)	Commenced operations on December 6, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout the Period

Goldman Sachs Emerging Markets Equity ex. China Fund

Class P Shares

Period Ended October 31, 2023(a)

Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.11

Net realized and unrealized loss	(0.06)

Total from investment operations	0.05

Distributions to shareholders from net investment income	(0.03)

Net asset value, end of period	$10.02

Total Return(c)	0.48%

Net assets, end of period (in 000’s)	$2,902

Ratio of net expenses to average net assets	1.04%(d)

Ratio of total expenses to average net assets	9.69%(d)

Ratio of net investment income to average net assets	1.20%(d)

Portfolio turnover rate(e)	26%

(a)	Commenced operations on December 6, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs ESG Emerging Markets Equity Fund

	Class A Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$7.84	$14.02	$11.73	$9.95	$8.40

Net investment income (loss)(a)	0.06	0.04	(0.02)	– (b)	0.04

Net realized and unrealized gain (loss)	0.55	(5.28)	2.31	1.84	1.53

Total from investment operations	0.61	(5.24)	2.29	1.84	1.57

Distributions to shareholders from net investment income	– (b)	(0.04)	–	(0.06)	(0.02)

Distributions to shareholders from net realized gains	–	(0.90)	–	–	–

Total distributions	– (b)	(0.94)	–	(0.06)	(0.02)

Net asset value, end of year	$8.45	$7.84	$14.02	$11.73	$9.95

Total Return(c)	7.79%	(39.89)%	19.52%	18.46%	18.74%

Net assets, end of year (in 000’s)	$1,841	$1,979	$4,072	$92	$50

Ratio of net expenses to average net assets	1.41%	1.44%	1.47%	1.49%	1.60%

Ratio of total expenses to average net assets	3.04%	2.89%	3.64%	6.33%	7.73%

Ratio of net investment income (loss) to average net assets	0.62%	0.39%	(0.17)%	0.02%	0.44%

Portfolio turnover rate(d)	54%	65%	116%	28%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs ESG Emerging Markets Equity Fund

	Class C Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$7.66	$13.77	$11.61	$9.87	$8.37

Net investment loss(a)	(0.01)	(0.07)	(0.14)	(0.09)	(0.03)

Net realized and unrealized gain (loss)	0.54	(5.14)	2.30	1.83	1.53

Total from investment operations	0.53	(5.21)	2.16	1.74	1.50

Distributions to shareholders from net realized gains	–	(0.90)	–	–	–

Net asset value, end of year	$8.19	$7.66	$13.77	$11.61	$9.87

Total Return(b)	6.92%	(40.29)%	18.60%	17.58%	17.92%

Net assets, end of year (in 000’s)	$74	$117	$137	$58	$49

Ratio of net expenses to average net assets	2.16%	2.19%	2.20%	2.24%	2.35%

Ratio of total expenses to average net assets	3.80%	3.65%	3.64%	6.94%	8.49%

Ratio of net investment loss to average net assets	(0.07)%	(0.64)%	(0.96)%	(0.84)%	(0.31)%

Portfolio turnover rate(c)	54%	65%	116%	28%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs ESG Emerging Markets Equity Fund

	Institutional Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$7.87	$14.06	$11.77	$9.98	$8.41

Net investment income(a)	0.08	0.09	0.01	0.03	0.08

Net realized and unrealized gain (loss)	0.57	(5.31)	2.32	1.85	1.53

Total from investment operations	0.65	(5.22)	2.33	1.88	1.61

Distributions to shareholders from net investment income	(0.04)	(0.07)	(0.04)	(0.09)	(0.04)

Distributions to shareholders from net realized gains	–	(0.90)	–	–	–

Total distributions	(0.04)	(0.97)	(0.04)	(0.09)	(0.04)

Net asset value, end of year	$8.48	$7.87	$14.06	$11.77	$9.98

Total Return(b)	8.20%	(39.66)%	19.81%	18.91%	19.26%

Net assets, end of year (in 000’s)	$16,404	$10,245	$5,008	$8,631	$6,912

Ratio of net expenses to average net assets	1.08%	1.10%	1.14%	1.14%	1.21%

Ratio of total expenses to average net assets	2.65%	2.27%	3.16%	5.83%	7.31%

Ratio of net investment income to average net assets	0.90%	0.86%	0.06%	0.26%	0.85%

Portfolio turnover rate(c)	54%	65%	116%	28%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs ESG Emerging Markets Equity Fund

	Investor Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$7.87	$14.06	$11.76	$9.97	$8.41

Net investment income(a)	0.08	0.06	0.01	0.02	0.06

Net realized and unrealized gain (loss)	0.55	(5.28)	2.32	1.85	1.53

Total from investment operations	0.63	(5.22)	2.33	1.87	1.59

Distributions to shareholders from net investment income	(0.03)	(0.07)	(0.03)	(0.08)	(0.03)

Distributions to shareholders from net realized gains	–	(0.90)	–	–	–

Total distributions	(0.03)	(0.97)	(0.03)	(0.08)	(0.03)

Net asset value, end of year	$8.47	$7.87	$14.06	$11.76	$9.97

Total Return(b)	8.00%	(39.70)%	19.82%	18.79%	19.03%

Net assets, end of year (in 000’s)	$503	$829	$1,088	$59	$50

Ratio of net expenses to average net assets	1.16%	1.19%	1.22%	1.24%	1.35%

Ratio of total expenses to average net assets	2.75%	2.64%	3.33%	5.94%	7.49%

Ratio of net investment income to average net assets	0.93%	0.61%	0.08%	0.15%	0.69%

Portfolio turnover rate(c)	54%	65%	116%	28%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs ESG Emerging Markets Equity Fund

	Class R6 Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$7.87	$14.07	$11.77	$9.98	$8.41

Net investment income(a)	0.09	0.11	0.02	0.03	0.08

Net realized and unrealized gain (loss)	0.56	(5.33)	2.32	1.85	1.53

Total from investment operations	0.65	(5.22)	2.34	1.88	1.61

Distributions to shareholders from net investment income	(0.03)	(0.08)	(0.04)	(0.09)	(0.04)

Distributions to shareholders from net realized gains	–	(0.90)	–	–	–

Total distributions	(0.03)	(0.98)	(0.04)	(0.09)	(0.04)

Net asset value, end of year	$8.49	$7.87	$14.07	$11.77	$9.98

Total Return(b)	8.19%	(39.69)%	19.90%	18.92%	19.26%

Net assets, end of year (in 000’s)	$19	$57	$17	$65	$50

Ratio of net expenses to average net assets	1.08%	1.09%	1.13%	1.13%	1.20%

Ratio of total expenses to average net assets	3.00%	2.05%	3.00%	5.84%	7.34%

Ratio of net investment income to average net assets	0.97%	1.09%	0.13%	0.26%	0.84%

Portfolio turnover rate(c)	54%	65%	116%	28%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs ESG Emerging Markets Equity Fund

	Class R Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$7.78	$13.92	$11.68	$9.94	$8.39

Net investment income (loss)(a)	0.04	0.02	(0.07)	(0.03)	0.01

Net realized and unrealized gain (loss)	0.55	(5.25)	2.31	1.83	1.55

Total from investment operations	0.59	(5.23)	2.24	1.80	1.56

Distributions to shareholders from net investment income	–	(0.01)	–	(0.06)	(0.01)

Distributions to shareholders from net realized gains	–	(0.90)	–	–	–

Total distributions	–	(0.91)	–	(0.06)	(0.01)

Net asset value, end of year	$8.37	$7.78	$13.92	$11.68	$9.94

Total Return(b)	7.58%	(40.03)%	19.18%	18.11%	18.57%

Net assets, end of year (in 000’s)	$214	$199	$267	$255	$167

Ratio of net expenses to average net assets	1.65%	1.69%	1.72%	1.74%	1.92%

Ratio of total expenses to average net assets	3.29%	3.10%	4.12%	6.53%	7.68%

Ratio of net investment income (loss) to average net assets	0.39%	0.15%	(0.47)%	(0.34)%	0.06%

Portfolio turnover rate(c)	54%	65%	116%	28%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund

	Class P Shares

	Year Ended October 31,			Period Ended October 31, 2020(a)
	2023	2022	2021

Per Share Data

Net asset value, beginning of period	$7.87	$14.07	$11.77	$10.87

Net investment income(b)	0.09	0.08	0.02	0.03

Net realized and unrealized gain (loss)	0.56	(5.30)	2.32	0.87

Total from investment operations	0.65	(5.22)	2.34	0.90

Distributions to shareholders from net investment income	(0.04)	(0.08)	(0.04)	–

Distributions to shareholders from net realized gains	–	(0.90)	–	–

Total distributions	(0.04)	(0.98)	(0.04)	–

Net asset value, end of period	$8.48	$7.87	$14.07	$11.77

Total Return(c)	8.20%	(39.69)%	19.92%	8.28%

Net assets, end of period (in 000’s)	$6,256	$13,651	$20,156	$86

Ratio of net expenses to average net assets	1.08%	1.10%	1.13%	1.08	%(d)

Ratio of total expenses to average net assets	2.73%	2.46%	3.46%	6.51	%(d)

Ratio of net investment income to average net assets	1.02%	0.73%	0.17%	0.30	%(d)

Portfolio turnover rate(e)	54%	65%	116%	28%

(a)	Commenced operations on January 31, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund

	Class A Shares

	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$21.44		$30.27	$21.01	$20.67	$17.88

Net investment income(a)	0.42	(b)	0.29	0.23	0.04	0.28

Net realized and unrealized gain (loss)	1.94		(7.31)	9.03	0.66	2.76

Total from investment operations	2.36		(7.02)	9.26	0.70	3.04

Distributions to shareholders from net investment income	(0.19)		(0.33)	– (c)	(0.36)	(0.25)

Distributions to shareholders from net realized gains	–		(1.48)	–	–	–

Total distributions	(0.19)		(1.81)	–	(0.36)	(0.25)

Net asset value, end of year	$23.61		$21.44	$30.27	$21.01	$20.67

Total Return(d)	11.02%		(24.50)%	44.15%	3.30%	17.33%

Net assets, end of year (in 000’s)	$108,276		$87,228	$62,250	$33,927	$35,181

Ratio of net expenses to average net assets	1.18%		1.18%	1.18%	1.20%	1.26%

Ratio of total expenses to average net assets	1.35%		1.36%	1.47%	1.69%	1.69%

Ratio of net investment income to average net assets	1.66	%(b)	1.19%	0.82%	0.21%	1.52%

Portfolio turnover rate(e)	23%		35%	39%	55%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund

	Class C Shares

	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$19.54		$27.80	$19.44	$19.16	$16.49

Net investment income (loss)(a)	0.20	(b)	0.12	– (c)	(0.10)	0.13

Net realized and unrealized gain (loss)	1.80		(6.72)	8.36	0.60	2.58

Total from investment operations	2.00		(6.60)	8.36	0.50	2.71

Distributions to shareholders from net investment income	–		(0.18)	–	(0.22)	(0.04)

Distributions to shareholders from net realized gains	–		(1.48)	–	–	–

Total distributions	–		(1.66)	–	(0.22)	(0.04)

Net asset value, end of year	$21.54		$19.54	$27.80	$19.44	$19.16

Total Return(d)	10.24%		(25.08)%	43.08%	2.53%	16.49%

Net assets, end of year (in 000’s)	$7,639		$7,481	$8,953	$9,369	$10,400

Ratio of net expenses to average net assets	1.93%		1.93%	1.93%	1.95%	2.01%

Ratio of total expenses to average net assets	2.10%		2.11%	2.23%	2.44%	2.44%

Ratio of net investment income (loss) to average net assets	0.86	%(b)	0.52%	(0.01)%	(0.54)%	0.78%

Portfolio turnover rate(e)	23%		35%	39%	55%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund

	Institutional Shares

	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$22.03		$31.04	$21.53	$21.17	$18.23

Net investment income(a)	0.50	(b)	0.44	0.35	0.15	0.29

Net realized and unrealized gain (loss)	2.01		(7.57)	9.23	0.63	2.89

Total from investment operations	2.51		(7.13)	9.58	0.78	3.18

Distributions to shareholders from net investment income	(0.24)		(0.40)	(0.07)	(0.42)	(0.24)

Distributions to shareholders from net realized gains	–		(1.48)	–	–	–

Total distributions	(0.24)		(1.88)	(0.07)	(0.42)	(0.24)

Net asset value, end of year	$24.30		$22.03	$31.04	$21.53	$21.17

Total Return(c)	11.43%		(24.27)%	44.62%	3.62%	17.76%

Net assets, end of year (in 000’s)	$530,652		$256,615	$111,615	$23,137	$7,660

Ratio of net expenses to average net assets	0.86%		0.86%	0.86%	0.86%	0.90%

Ratio of total expenses to average net assets	0.98%		0.98%	1.09%	1.33%	1.31%

Ratio of net investment income to average net assets	1.91	%(b)	1.77%	1.20%	0.72%	1.49%

Portfolio turnover rate(d)	23%		35%	39%	55%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.02 per share and 0.08% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund

	Service Shares

	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$22.38		$31.63	$22.00	$21.63	$18.70

Net investment income(a)	0.40	(b)	0.32	0.17	0.01	0.28

Net realized and unrealized gain (loss)	2.02		(7.71)	9.46	0.70	2.88

Total from investment operations	2.42		(7.39)	9.63	0.71	3.16

Distributions to shareholders from net investment income	(0.15)		(0.38)	–	(0.34)	(0.23)

Distributions to shareholders from net realized gains	–		(1.48)	–	–	–

Total distributions	(0.15)		(1.86)	–	(0.34)	(0.23)

Net asset value, end of year	$24.65		$22.38	$31.63	$22.00	$21.63

Total Return(c)	10.83%		(24.64)%	43.90%	3.16%	17.20%

Net assets, end of year (in 000’s)	$893		$575	$260	$4	$4

Ratio of net expenses to average net assets	1.36%		1.36%	1.36%	1.34%	1.36%

Ratio of total expenses to average net assets	1.48%		1.48%	1.58%	1.79%	1.75%

Ratio of net investment income to average net assets	1.52	%(b)	1.27%	0.57%	0.07%	1.44%

Portfolio turnover rate(d)	23%		35%	39%	55%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.02 per share and 0.08% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund

	Investor Shares

	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$21.88		$30.85	$21.41	$21.06	$18.20

Net investment income(a)	0.50	(b)	0.46	0.34	0.09	0.36

Net realized and unrealized gain (loss)	1.97		(7.55)	9.17	0.68	2.78

Total from investment operations	2.47		(7.09)	9.51	0.77	3.14

Distributions to shareholders from net investment income	(0.23)		(0.40)	(0.07)	(0.42)	(0.28)

Distributions to shareholders from net realized gains	–		(1.48)	–	–	–

Total distributions	(0.23)		(1.88)	(0.07)	(0.42)	(0.28)

Net asset value, end of year	$24.12		$21.88	$30.85	$21.41	$21.06

Total Return(c)	11.31%		(24.30)%	44.52%	3.56%	17.64%

Net assets, end of year (in 000’s)	$109,162		$78,730	$31,735	$1,298	$492

Ratio of net expenses to average net assets	0.93%		0.93%	0.93%	0.95%	1.00%

Ratio of total expenses to average net assets	1.10%		1.10%	1.20%	1.44%	1.44%

Ratio of net investment income to average net assets	1.93	%(b)	1.86%	1.15%	0.44%	1.87%

Portfolio turnover rate(d)	23%		35%	39%	55%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.02 per share and 0.08% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund

	Class R6 Shares

	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$21.90		$30.87	$21.41	$21.06	$18.23

Net investment income(a)	0.51	(b)	0.44	0.36	0.14	0.45

Net realized and unrealized gain (loss)	1.99		(7.53)	9.17	0.64	2.71

Total from investment operations	2.50		(7.09)	9.53	0.78	3.16

Distributions to shareholders from net investment income	(0.25)		(0.40)	(0.07)	(0.43)	(0.33)

Distributions to shareholders from net realized gains	–		(1.48)	–	–	–

Total distributions	(0.25)		(1.88)	(0.07)	(0.43)	(0.33)

Net asset value, end of year	$24.15		$21.90	$30.87	$21.41	$21.06

Total Return(c)	11.42%		(24.27)%	44.65%	3.63%	17.76%

Net assets, end of year (in 000’s)	$86,937		$50,922	$15,095	$1,981	$470

Ratio of net expenses to average net assets	0.85%		0.85%	0.85%	0.85%	0.90%

Ratio of total expenses to average net assets	0.97%		0.97%	1.08%	1.32%	1.31%

Ratio of net investment income to average net assets	1.96	%(b)	1.81%	1.23%	0.69%	2.35%

Portfolio turnover rate(d)	23%		35%	39%	55%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.02 per share and 0.08% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund

	Class P Shares

	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$21.91		$30.87	$21.42	$21.05	$18.23

Net investment income(a)	0.50	(b)	0.39	0.33	0.11	0.36

Net realized and unrealized gain (loss)	1.99		(7.47)	9.19	0.69	2.79

Total from investment operations	2.49		(7.08)	9.52	0.80	3.15

Distributions to shareholders from net investment income	(0.24)		(0.40)	(0.07)	(0.43)	(0.33)

Distributions to shareholders from net realized gains	–		(1.48)	–	–	–

Total distributions	(0.24)		(1.88)	(0.07)	(0.43)	(0.33)

Net asset value, end of year	$24.16		$21.91	$30.87	$21.42	$21.05

Total Return(c)	11.39%		(24.25)%	44.64%	3.67%	17.73%

Net assets, end of year (in 000’s)	$95,559		$89,831	$132,657	$64,838	$68,987

Ratio of net expenses to average net assets	0.85%		0.85%	0.85%	0.86%	0.89%

Ratio of total expenses to average net assets	0.97%		0.98%	1.09%	1.30%	1.29%

Ratio of net investment income to average net assets	1.93	%(b)	1.52%	1.16%	0.55%	1.88%

Portfolio turnover rate(d)	23%		35%	39%	55%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.02 per share and 0.08% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund

	Class A Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$12.47	$15.13	$11.54	$13.50	$13.25

Net investment income(a)	0.43	0.39	0.39	0.23	0.37

Net realized and unrealized gain (loss)	1.87	(2.64)	3.53	(1.69)	1.53

Total from investment operations	2.30	(2.25)	3.92	(1.46)	1.90

Distributions to shareholders from net investment income	(0.34)	(0.41)	(0.33)	(0.50)	(0.36)

Distributions to shareholders from net realized gains	(0.01)	–	–	–	(1.29)

Total distributions	(0.35)	(0.41)	(0.33)	(0.50)	(1.65)

Net asset value, end of year	$14.42	$12.47	$15.13	$11.54	$13.50

Total Return(b)	18.38%	(15.16)%	34.07%	(11.23)%	(16.95)%

Net assets, end of year (in 000’s)	$68,183	$32,121	$20,086	$13,669	$16,711

Ratio of net expenses to average net assets	1.19%	1.19%	1.20%	1.23%	1.25%

Ratio of total expenses to average net assets	1.29%	1.42%	1.69%	1.92%	2.16%

Ratio of net investment income to average net assets	2.86%	2.80%	2.71%	1.87%	2.99%

Portfolio turnover rate(c)	18%	12%	28%	51%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund

	Class C Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.87	$13.24	$10.14	$11.89	$11.88

Net investment income(a)	0.26	0.24	0.25	0.13	0.25

Net realized and unrealized gain (loss)	1.66	(2.30)	3.09	(1.50)	1.34

Total from investment operations	1.92	(2.06)	3.34	(1.37)	1.59

Distributions to shareholders from net investment income	(0.27)	(0.31)	(0.24)	(0.38)	(0.29)

Distributions to shareholders from net realized gains	(0.01)	–	–	–	(1.29)

Total distributions	(0.28)	(0.31)	(0.24)	(0.38)	(1.58)

Net asset value, end of year	$12.51	$10.87	$13.24	$10.14	$11.89

Total Return(b)	17.52%	(15.76)%	33.02%	(11.88)%	16.01%

Net assets, end of year (in 000’s)	$3,899	$1,653	$2,149	$1,514	$1,638

Ratio of net expenses to average net assets	1.94%	1.94%	1.95%	1.97%	2.00%

Ratio of total expenses to average net assets	2.04%	2.19%	2.44%	2.67%	2.91%

Ratio of net investment income to average net assets	2.04%	1.92%	1.92%	1.19%	2.24%

Portfolio turnover rate(c)	18%	12%	28%	51%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund

	Institutional Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$13.22	$16.01	$12.20	$14.26	$13.88

Net investment income(a)	0.50	0.41	0.47	0.31	0.42

Net realized and unrealized gain (loss)	1.99	(2.75)	3.71	(1.80)	1.63

Total from investment operations	2.49	(2.34)	4.18	(1.49)	2.05

Distributions to shareholders from net investment income	(0.38)	(0.45)	(0.37)	(0.57)	(0.38)

Distributions to shareholders from net realized gains	(0.01)	–	–	–	(1.29)

Total distributions	(0.39)	(0.45)	(0.37)	(0.57)	(1.67)

Net asset value, end of year	$15.32	$13.22	$16.01	$12.20	$14.26

Total Return(b)	18.80%	(14.87)%	34.45%	(10.86)%	17.29%

Net assets, end of year (in 000’s)	$615,042	$207,340	$24,118	$10,051	$5,232

Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.88%

Ratio of total expenses to average net assets	0.92%	1.03%	1.30%	1.55%	1.79%

Ratio of net investment income to average net assets	3.17%	2.87%	3.05%	2.36%	3.13%

Portfolio turnover rate(c)	18%	12%	28%	51%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund

	Investor Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$12.44	$15.09	$11.52	$13.51	$13.25

Net investment income(a)	0.46	0.40	0.42	0.29	0.34

Net realized and unrealized gain (loss)	1.88	(2.61)	3.51	(1.72)	1.59

Total from investment operations	2.34	(2.21)	3.93	(1.43)	1.93

Distributions to shareholders from net investment income	(0.38)	(0.44)	(0.36)	(0.56)	(0.38)

Distributions to shareholders from net realized gains	(0.01)	–	–	–	(1.29)

Total distributions	(0.39)	(0.44)	(0.36)	(0.56)	(1.67)

Net asset value, end of year	$14.39	$12.44	$15.09	$11.52	$13.51

Total Return(b)	18.70%	(14.91)%	34.25%	(10.99)%	17.21%

Net assets, end of year (in 000’s)	$285,524	$60,051	$20,450	$8,958	$3,515

Ratio of net expenses to average net assets	0.94%	0.94%	0.95%	0.98%	1.09%

Ratio of total expenses to average net assets	1.04%	1.16%	1.43%	1.71%	1.98%

Ratio of net investment income to average net assets	3.07%	2.95%	2.92%	2.39%	2.67%

Portfolio turnover rate(c)	18%	12%	28%	51%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund

	Class R6 Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$13.20	$15.99	$12.18	$14.25	$13.87

Net investment income(a)	0.51	0.42	0.47	0.28	0.49

Net realized and unrealized gain (loss)	1.99	(2.76)	3.72	(1.78)	1.57

Total from investment operations	2.50	(2.34)	4.19	(1.50)	2.06

Distributions to shareholders from net investment income	(0.39)	(0.45)	(0.38)	(0.57)	(0.39)

Distributions to shareholders from net realized gains	(0.01)	–	–	–	(1.29)

Total distributions	(0.40)	(0.45)	(0.38)	(0.57)	(1.68)

Net asset value, end of year	$15.30	$13.20	$15.99	$12.18	$14.25

Total Return(b)	18.83%	(14.89)%	34.52%	(10.93)%	17.41%

Net assets, end of year (in 000’s)	$51,429	$22,020	$6,050	$2,304	$332

Ratio of net expenses to average net assets	0.84%	0.84%	0.84%	0.84%	0.86%

Ratio of total expenses to average net assets	0.92%	1.03%	1.29%	1.59%	1.80%

Ratio of net investment income to average net assets	3.23%	2.90%	3.03%	2.22%	3.74%

Portfolio turnover rate(c)	18%	12%	28%	51%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund

	Class R Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$12.53	$15.19	$11.60	$13.55	$13.32

Net investment income(a)	0.36	0.34	0.41	0.24	0.36

Net realized and unrealized gain (loss)	1.92	(2.64)	3.48	(1.74)	1.52

Total from investment operations	2.28	(2.30)	3.89	(1.50)	1.88

Distributions to shareholders from net investment income	(0.30)	(0.36)	(0.30)	(0.45)	(0.36)

Distributions to shareholders from net realized gains	(0.01)	–	–	–	(1.29)

Total distributions	(0.31)	(0.36)	(0.30)	(0.45)	(1.65)

Net asset value, end of year	$14.50	$12.53	$15.19	$11.60	$13.55

Total Return(b)	18.14%	(15.36)%	33.62%	(11.44)%	(16.63)%

Net assets, end of year (in 000’s)	$832	$514	$620	$173	$73

Ratio of net expenses to average net assets	1.44%	1.44%	1.44%	1.48%	1.50%

Ratio of total expenses to average net assets	1.54%	1.69%	1.91%	2.19%	2.40%

Ratio of net investment income to average net assets	2.42%	2.39%	2.79%	1.96%	2.90%

Portfolio turnover rate(c)	18%	12%	28%	51%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund

	Class P Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$13.20	$15.98	$12.17	$14.23	$13.86

Net investment income(a)	0.50	0.44	0.47	0.30	0.44

Net realized and unrealized gain (loss)	1.98	(2.77)	3.72	(1.79)	1.61

Total from investment operations	2.48	(2.33)	4.19	(1.49)	2.05

Distributions to shareholders from net investment income	(0.38)	(0.45)	(0.38)	(0.57)	(0.39)

Distributions to shareholders from net realized gains	(0.01)	–	–	–	(1.29)

Total distributions	(0.39)	(0.45)	(0.38)	(0.57)	(1.68)

Net asset value, end of year	$15.29	$13.20	$15.98	$12.17	$14.23

Total Return(b)	18.84%	(14.90)%	34.55%	(10.89)%	17.34%

Net assets, end of year (in 000’s)	$49,599	$33,413	$28,616	$20,799	$32,643

Ratio of net expenses to average net assets	0.84%	0.84%	0.84%	0.84%	0.85%

Ratio of total expenses to average net assets	0.92%	1.06%	1.32%	1.51%	1.76%

Ratio of net investment income to average net assets	3.21%	2.95%	3.05%	2.33%	3.37%

Portfolio turnover rate(c)	18%	12%	28%	51%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements October 31, 2023

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

China Equity	A, C, Institutional, Investor, R6 and P	Diversified

Emerging Markets Equity	A, C, Institutional, Service, Investor, R6 and P	Non-diversified

Emerging Markets Equity ex. China	A, C, Institutional, Investor, R6, R and P	Non-diversified

ESG Emerging Markets Equity	A, C, Institutional, Investor, R6, R and P	Non-diversified

International Equity ESG	A, C, Institutional, Service, Investor, R6 and P	Diversified

International Equity Income	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

108

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Offering Costs and organizational Costs — Offering costs paid in connection with the initial offering of shares of Emerging Markets Equity ex. China Fund are being amortized on a straight line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of Emerging Markets Equity ex. China Fund were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule.

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

China Equity	Annually	Annually

Emerging Markets Equity	Annually	Annually

Emerging Markets Equity ex. China	Annually	Annually

ESG Emerging Markets Equity	Annually	Annually

International Equity ESG	Annually	Annually

International Equity Income	Semi-Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

109

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements (continued) October 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include Exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received,

110

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures.

GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2023:

China Equity Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$890,875	$47,876,131	$—

Investment Company	72,364	—	—

Total	$963,239	$47,876,131	$—

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Notes to Financial Statements (continued) October 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Emerging Markets Equity Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$32,748,701	$24,049,844	$—

Asia	123,206,691	2,008,361,163	—

Europe	48,383,492	61,919,670	—

North America	110,701,978	18,320,704	—

South America	142,011,478	17,245,551	—

Securities Lending Reinvestment Vehicle	7,590,000	—	—

Total	$464,642,340	$2,129,896,932	$—

Emerging Markets Equity ex. China Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$145,060	$63,470	$—

Asia	480,424	5,995,529	—

Europe	135,072	280,537	—

North America	488,356	—	—

South America	721,904	61,707	—

Investment Company	29,365	—	—

Total	$2,000,181	$6,401,243	$—

ESG Emerging Markets Equity Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$497,696	$186,017	$—

Asia	1,271,611	19,775,743	—

Europe	488,367	313,189	—

North America	1,070,176	—	—

South America	1,095,851	227,678	—

Investment Company	359,954	—	—

Total	$4,783,655	$20,502,627	$—

International Equity ESG Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$25,725,818	$237,851,759	$—

Europe	—	542,405,704	—

North America	—	116,409,575	—

Investment Company	15,842,119	—	—

Total	$41,567,937	$896,667,038	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

International Equity Income Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$177,551,942	$—

Europe	35,679,398	610,872,664	—

North America	—	176,384,200	—

Oceania	—	56,314,318	—

Investment Company	15,186,704	—	—

Total	$50,866,102	$1,021,123,124	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

China Equity

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(42,873)	$—

International Equity Income

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward currency exchange contracts/Net change in unrealized gain (loss) on forward currency exchange contracts	$23,455	$–

For the fiscal year ended October 31, 2023, the relevant values for each derivative type was as follows:

	Average number of Contracts or Notional Amounts(a)

Fund	Futures Contracts	Forward Contracts

China Equity Fund	39	$–

International Equity Income Fund	—	14,930,184

(a)

Amounts disclosed represent average number of contracts for futures contracts, and notional amounts for forward contracts, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended October 31, 2023.

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Notes to Financial Statements (continued) October 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

China Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	1.00%

Emerging Markets Equity	1.02	1.02	0.92	0.87	0.85	0.99	0.90(1)

Emerging Markets Equity ex. China	0.90	0.90	0.81	0.77	0.75	0.90	0.90

ESG Emerging Markets Equity	0.98	0.98	0.88	0.84	0.82	0.98	0.92(2)

International Equity ESG	0.85	0.77	0.73	0.71	0.70	0.85	0.82(3)

International Equity Income	0.80	0.72	0.68	0.67	0.66	0.80	0.80

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(1)

GSAM agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.90% as an annual percentage of the average daily net assets of the Fund. This waiver will be effective through at least February 28, 2024, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

(2)

GSAM agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.91% as an annual percentage of average daily net assets of the Fund. This waiver will be effective through at least February 28, 2024, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. Prior to February 28, 2023, GSAM agreed to waive a portion of its management fee in order to achieve an net effective management rate of 0.94%.

(3)

GSAM agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.82% as an annual percentage of the average daily net assets of the Fund. This waiver will be effective through at least February 28, 2024, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended October 31, 2023, GSAM waived $314, $20,867, $4, $834, $31,537 and $38,201 of the China Equity, Emerging Markets Equity, Emerging Markets Equity ex. China, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds as set forth below.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service	Class R

Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*

With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2023, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C

China Equity	$479	$—

Emerging Markets Equity	2,930	—

International Equity ESG	7,384	475

International Equity Income	16,894	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1, 2023, the rate for Class A, Class C, Investor and Class R Shares was 0.16%.

For the fiscal year ended October 31, 2023, the transfer agency fee waivers were as follows:

	China Equity	Emerging Markets Equity	Emerging Markets Equity ex. China	ESG Emerging Markets Equity	International Equity ESG	International Equity Income

Transfer Agency Waivers (Class A, Class C, Investor, and Class R Shares) *	0.04%	0.06%	–%	0.05%(a)	0.05%(b)	0.03%

*	These arrangements will remain in effect through at least February 28, 2024, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the board of trustees.
(a)	Prior to February 28, 2023, the waiver was 0.04%.
(b)	Fund has no Class R.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net

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Notes to Financial Statements (continued) October 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the China Equity, Emerging Markets Equity, Emerging Markets Equity ex. China, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds are 0.114%, 0.104%, 0.124%, 0.124%, 0.004% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2024 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waiver/Credits	Other Expense Reimbursements	Total Expense Reductions

China Equity	$314	$5,122	$251,358	$256,794

Emerging Markets Equity	2,619,537	170,442	89,908	2,879,887

Emerging Markets Equity ex. China	4	–	569,210	569,214

ESG Emerging Markets Equity	20,643	1,440	511,045	533,128

International Equity ESG	266,453	112,806	649,868	1,029,127

International Equity Income	38,201	73,630	543,041	654,872

G.  Line of Credit Facility — As of October 31, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023 the facility was $1,250,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2023, Goldman Sachs earned $17,538, $275, $186 and $182 in brokerage commissions from portfolio transactions, on behalf of the Emerging Markets Equity, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds, respectively.

The following table provides information about the Fund’s investments in the Underlying Fund as of and for the fiscal year ended October 31, 2023:

China Equity Fund

Underlying Fund	Beginning value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$ 718,374	$16,585,013	$17,231,023	$72,364	72,364	$ 9,083

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Emerging Markets Equity Fund

Underlying Fund	Beginning value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares
	$29,884,305	$478,813,634	$508,697,939	$–	–	$587,578

Emerging Markets Equity ex. China Fund
Underlying Fund	Beginning value as of December 6, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares
	$–	$7,694,517	$7,665,152	$29,365	29,365	$4,241

ESG Emerging Markets Equity Fund
Underlying Fund	Beginning value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares
	$234,864	$14,396,643	$14,271,553	$359,954	359,954	$24,237

International Equity ESG Fund
Underlying Fund	Beginning value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares
	$7,436,653	$358,632,435	$350,226,969	$15,842,119	15,842,119	$927,939

International Equity Income Fund
Underlying Fund	Beginning value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares
	$11,213,362	$546,608,041	$542,634,699	$15,186,704	15,186,704	$1,142,367

As of October 31, 2023, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Investor	Class R	Class A	Class R6	Class C

Emerging Markets Equity ex. China Fund	100%	100%	87%	100%	100%

ESG Emerging Markets Equity Fund	–	–	–	35	9

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Notes to Financial Statements (continued) October 31, 2023

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended October 31, 2023, were as follows:

Fund	Purchases	Sales and Maturities

China Equity	$44,661,655	$57,745,362

Emerging Markets Equity	939,756,820	1,329,163,260

Emerging Markets Equity ex. China	10,143,637	1,585,697

ESG Emerging Markets Equity	16,989,363	20,919,430

International Equity ESG	521,316,170	176,497,760

International Equity Income	823,657,094	136,785,034

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts

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7. SECURITIES LENDING (continued)

of recognized liabilities for securities lending transactions outstanding as of October 31, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2023 are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended October 31, 2023
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2023

China Equity	$33	$—	$—

Emerging Markets Equity	2,861	2,535	—

International Equity ESG	10,229	101	—

International Equity Income	5,860	2,717	—

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended October 31, 2023.

Fund	Beginning value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2023

China Equity Fund	$91,000	$219,750	$(310,750)	$—

Emerging Markets Equity Fund	42,000	123,797,871	(116,249,871)	7,590,000

International Equity ESG Fund	—	182,955,750	(182,955,750)	—

International Equity Income Fund	—	112,910,063	(112,910,063)	—

8. TAX INFORMATION

The tax character of distributions paid during the year ended October 31, 2023 were as follows:

	China Equity	Emerging Markets Equity	Emerging Markets Equity ex. China(a)	ESG Emerging Markets Equity	International Equity ESG	International Equity Income

Distributions paid from:

Ordinary Income	$142,571	$5,929,802	$12,517	$128,540	$6,098,959	$20,462,431

Net long-term capital gains	—	—	—	—	—	—

Total taxable distributions	$142,571	$5,929,802	$12,517	$128,540	$6,098,959	$20,462,431

(a)	Commenced operations on December 6, 2022.

The tax character of distributions paid during the fiscal year ended October 31, 2022 were as follows:

	China Equity	Emerging Markets Equity	ESG Emerging Markets Equity	International Equity ESG	International Equity Income

Distributions paid from:

Ordinary Income	$176	$40,998,886	$180,181	$19,954,201	$5,713,730

Net long-term capital gains	7,668,927	—	2,033,005	3,457,750	—

Total taxable distributions	$7,669,103	$40,998,886	$2,213,186	$23,411,951	$5,713,730

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Notes to Financial Statements (continued) October 31, 2023

8. TAX INFORMATION (continued)

As of October 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

	China Equity	Emerging Markets Equity	Emerging Markets Equity ex. China(a)	ESG Emerging Markets Equity	International Equity ESG	International Equity Income

Undistributed ordinary income — net	$533,818	$34,950,448	$69,912	$331,579	$16,270,305	$8,313,100

Capital loss carryforwards:

Perpetual Short-Term	$(17,032,647)	$(479,193,131)	$(103,660)	$(35,099,294)	$(4,520,910)	$—

Perpetual Long-Term	(21,902,881)	(460,034,438)	—	(32,502,024)	(25,475,155)	(5,642,831)

Total capital loss carryforwards	$(38,935,528)	$(939,227,569)	$(103,660)	$(67,601,318)	$(29,996,065)	$(5,642,831)

Unrealized gains (losses) — net	(8,342,478)	(33,633,392)	(107,417)	(1,995,826)	(63,088,550)	(8,808,131)

Total accumulated earnings (losses) — net	$(46,744,188)	$(937,910,513)	$(141,165)	$(69,265,565)	$(76,814,310)	$(6,137,862)

(a)	Commenced operations on December 6, 2022.

As of October 31, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	China Equity	Emerging Markets Equity	Emerging Markets Equity ex. China(a)	ESG Emerging Markets Equity	International Equity ESG	International Equity Income

Tax Cost	$57,180,921	$2,623,065,480	$8,492,728	$27,240,448	$1,001,265,024	$1,080,747,805

Gross unrealized gain	5,007,409	404,661,572	485,646	2,335,796	63,739,123	64,853,655

Gross unrealized loss	(13,349,887)	(438,294,964)	(593,063)	(4,331,622)	(126,827,673)	(73,661,786)

Net unrealized gain (loss)	$(8,342,478)	$(33,633,392)	$(107,417)	$(1,995,826)	$(63,088,550)	$(8,808,131)

(a)	Commenced operations on December 6, 2022.

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, and differences in the tax treatment of passive foreign investment company investments and underlying fund investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

The Emerging Markets Equity ex. China Fund reclassed $2,157 from paid in capital to distributable earnings for the year ending October 31, 2023. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset values of the Funds’ and result primarily from certain non-deductible expenses.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

ESG Standards Risk — The ESG Emerging Markets Equity and International Equity ESG Funds’ adherence to their environmental, social and governance (“ESG”) criteria and the application of GSAM’s supplemental ESG analysis when selecting

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9. OTHER RISKS (continued)

investments may affect the Funds’ exposure to certain companies, sectors, regions, and countries and may affect the Funds’ performance depending on whether such investments are in or out of favor. For example, the Funds will not seek to invest in companies that GSAM believes have adverse social or environmental impacts (i.e., gambling, alcohol, tobacco, coal or weapons companies), and the Funds will not seek to invest in companies that GSAM believes show inadequate governance standards (e.g., certain state-owned enterprises).

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Issuer Concentration Risk — The Funds may invest in a relatively small number of issuers. As a result, they may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Funds may affect the overall value of the Funds more than it would affect a mutual fund that holds more investments. In particular, the Funds may be more susceptible to adverse developments affecting any single issuer in the Funds and may be susceptible to greater losses because of these developments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

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Notes to Financial Statements (continued) October 31, 2023

9. OTHER RISKS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Mid-Cap and Small-Cap Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Non-Diversification Risk — Emerging Markets Equity, Emerging Markets Equity ex. China and ESG Emerging Markets Equity Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust II and Goldman Sachs Variable Insurance Trust, in July 2023, the Board voted to nominate Cheryl K. Beebe, John G. Chou, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust. Messrs. Chou and Wirth and Ms. Dowling currently serve as Trustees of the Trust. At a virtual special joint meeting of shareholders held on November 16, 2023, each of the Nominees (except

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11. OTHER MATTERS (continued)

Messrs. Chou and Wirth and Ms. Dowling) was elected to serve as Trustees alongside the current Trustees of the Trust, effective January 1, 2024. Each of Messrs. Chou and Wirth and Ms. Dowling was also elected at the meeting and continue to serve as Trustees of the Trust.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued) October 31, 2023

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	China Equity

	For the Fiscal Year Ended October 31, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	522,132	$11,471,241	270,110	$7,466,721

Reinvestment of distributions	—	—	38,187	1,231,906

Shares redeemed	(598,072)	(13,094,268)	(341,195)	(9,282,661)

	(75,940)	(1,623,027)	(32,898)	(584,034)

Class C Shares

Shares sold	11,389	203,717	36,234	834,584

Reinvestment of distributions	—	—	4,182	117,638

Shares redeemed	(30,345)	(515,271)	(23,101)	(563,799)

	(18,956)	(311,554)	17,315	388,423

Institutional Shares

Shares sold	103,103	2,374,978	377,729	10,769,683

Reinvestment of distributions	884	20,319	35,229	1,228,446

Shares redeemed	(220,681)	(4,918,187)	(568,158)	(14,870,995)

	(116,694)	(2,522,890)	(155,200)	(2,872,866)

Investor Shares

Shares sold	3,861	91,757	5,550	158,365

Reinvestment of distributions	27	623	956	33,071

Shares redeemed	(7,101)	(151,354)	(6,448)	(196,374)

	(3,213)	(58,974)	58	(4,938)

Class R6 Shares

Shares sold	8,701	195,854	18,582	529,141

Reinvestment of distributions	113	2,578	2,164	75,181

Shares redeemed	(16,014)	(347,809)	(16,036)	(463,391)

	(7,200)	(149,377)	4,710	140,931

Class P Shares

Shares sold	118,908	2,416,761	372,081	11,502,584

Reinvestment of distributions	5,118	117,257	141,016	4,901,721

Shares redeemed	(526,005)	(12,038,401)	(822,791)	(23,319,549)

	(401,979)	(9,504,383)	(309,694)	(6,915,244)

NET DECREASE	(623,982)	$(14,170,205)	(475,709)	$(9,847,728)

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13. SUMMARY OF SHARE TRANSACTIONS ( continued )

	Emerging Markets Equity

	For the Fiscal Year Ended October 31, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	2,218,109	$43,698,783	4,321,728	$101,034,587

Reinvestment of distributions	—	—	63,497	1,666,807

Shares redeemed	(6,335,950)	(120,458,719)	(3,844,246)	(87,521,303)

	(4,117,841)	(76,759,936)	540,979	15,180,091

Class C Shares

Shares sold	79,616	1,376,192	172,135	3,613,810

Reinvestment of distributions	—	—	4,469	103,985

Shares redeemed	(421,037)	(7,164,658)	(392,859)	(7,963,795)

	(341,421)	(5,788,466)	(216,255)	(4,246,000)

Institutional Shares

Shares sold	26,437,597	554,154,884	66,567,313	1,649,343,420

Reinvestment of distributions	193,789	3,928,108	839,728	23,638,350

Shares redeemed	(34,887,257)	(726,294,309)	(55,866,572)	(1,306,340,317)

	(8,255,871)	(168,211,317)	11,540,469	366,641,453

Service Shares

Shares sold	108,541	2,041,057	211,430	4,612,391

Reinvestment of distributions	—	—	9,770	247,171

Shares redeemed	(357,862)	(6,786,729)	(186,027)	(4,033,856)

	(249,321)	(4,745,672)	35,173	825,706

Investor Shares

Shares sold	2,138,571	44,825,723	5,878,582	145,920,913

Reinvestment of distributions	7,304	147,033	91,807	2,565,099

Shares redeemed	(4,495,027)	(92,863,166)	(7,857,070)	(184,473,413)

	(2,349,152)	(47,890,410)	(1,886,681)	(35,987,401)

Class R6 Shares

Shares sold	2,647,769	56,176,690	5,271,516	120,051,722

Reinvestment of distributions	17,157	349,131	43,244	1,222,948

Shares redeemed	(4,260,913)	(88,077,469)	(2,640,496)	(63,883,314)

	(1,595,987)	(31,551,648)	2,674,264	57,391,356

Class P Shares

Shares sold	5,959,069	124,085,568	13,976,255	343,779,624

Reinvestment of distributions	55,655	1,133,138	309,506	8,752,840

Shares redeemed	(10,944,800)	(225,087,548)	(18,482,427)	(434,567,887)

	(4,930,076)	(99,868,842)	(4,196,666)	(82,035,423)

NET INCREASE (DECREASE)	(21,839,669)	$(434,816,291)	8,491,283	$317,769,782

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Notes to Financial Statements (continued) October 31, 2023

13. SUMMARY OF SHARE TRANSACTIONS ( continued )

	Emerging Markets Equity ex. China

	For the Fiscal Year Ended October 31, 2023

	Shares	Dollars

Class A Shares

Shares sold	6,781	$69,250

Reinvestment of distributions	13	129

Shares redeemed	(1,019)	(11,000)

	5,775	58,379

Class C Shares

Shares sold	5,000	50,000

Reinvestment of distributions	13	129

	5,013	50,129

Institutional Shares

Shares sold	503,103	5,043,855

Reinvestment of distributions	1,211	11,750

	504,314	5,055,605

Investor Shares

Shares sold	5,000	50,000

Reinvestment of distributions	12	112

	5,012	50,112

Class R6 Shares

Shares sold	5,000	50,000

Reinvestment of distributions	14	133

	5,014	50,133

Class R Shares

Shares sold	5,000	50,000

Reinvestment of distributions	13	129

	5,013	50,129

Class P Shares

Shares sold	299,259	3,146,740

Reinvestment of distributions	14	134

Shares redeemed	(9,570)	(102,110)

	289,703	3,044,764

NET INCREASE	819,844	$8,359,251

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13. SUMMARY OF SHARE TRANSACTIONS ( continued )

	ESG Emerging Markets Equity

	For the Fiscal Year Ended October 31, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	3,872	$34,558	13,518	$153,969

Reinvestment of distributions	25	222	20,700	259,255

Shares redeemed	(38,471)	(347,514)	(72,319)	(844,089)

	(34,574)	(312,734)	(38,101)	(430,865)

Class C Shares

Shares sold	148	1,248	8,254	75,593

Reinvestment of distributions	—	—	735	9,013

Shares redeemed	(6,441)	(58,844)	(3,672)	(43,339)

	(6,293)	(57,596)	5,317	41,267

Institutional Shares

Shares sold	1,243,398	10,600,148	2,201,485	25,067,650

Reinvestment of distributions	7,551	66,144	31,841	400,485

Shares redeemed	(617,221)	(5,437,178)	(1,287,899)	(11,961,555)

	633,728	5,229,114	945,427	13,506,580

Investor Shares

Shares sold	24,183	212,037	55,378	561,710

Reinvestment of distributions	388	3,402	6,195	77,847

Shares redeemed	(70,491)	(658,695)	(33,608)	(380,284)

	(45,920)	(443,256)	27,965	259,273

Class R6 Shares

Shares sold	1,547	14,102	72,480	807,603

Reinvestment of distributions	22	189	373	4,683

Shares redeemed	(6,474)	(57,807)	(66,828)	(608,945)

	(4,905)	(43,516)	6,025	203,341

Class R Shares

Shares sold	6,434	56,526	4,977	56,496

Reinvestment of distributions	—	—	1,409	17,502

Shares redeemed	(6,430)	(58,794)	(48)	(496)

	4	(2,268)	6,338	73,502

Class P Shares

Shares sold	226,923	2,087,558	842,845	9,801,828

Reinvestment of distributions	6,687	58,579	114,661	1,441,940

Shares redeemed	(1,229,915)	(11,419,241)	(656,256)	(6,989,487)

	(996,305)	(9,273,104)	301,250	4,254,281

NET INCREASE (DECREASE)	(454,265)	$(4,903,360)	1,254,221	$17,907,379

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Notes to Financial Statements (continued) October 31, 2023

13. SUMMARY OF SHARE TRANSACTIONS ( continued )

	International Equity ESG

	For the Fiscal Year Ended October 31, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	1,520,008	$37,886,745	2,520,913	$61,047,515

Reinvestment of distributions	26,816	627,502	131,881	3,638,112

Shares redeemed	(1,030,328)	(25,899,474)	(640,320)	(15,715,911)

	516,496	12,614,773	2,012,474	48,969,716

Class C Shares

Shares sold	75,202	1,755,235	138,310	3,319,334

Reinvestment of distributions	—	—	21,874	551,527

Shares redeemed	(103,344)	(2,384,435)	(99,374)	(2,201,891)

	(28,142)	(629,200)	60,810	1,668,970

Institutional Shares

Shares sold	15,925,342	422,982,651	13,281,509	342,618,458

Reinvestment of distributions	112,666	2,705,106	257,096	7,277,623

Shares redeemed	(5,845,609)	(149,458,170)	(5,486,949)	(134,374,611)

	10,192,399	276,229,587	8,051,656	215,521,470

Service Shares

Shares sold	22,136	574,768	26,072	696,948

Reinvestment of distributions	154	3,753	717	20,704

Shares redeemed	(11,785)	(314,573)	(9,295)	(237,270)

	10,505	263,948	17,494	480,382

Investor Shares

Shares sold	3,527,560	91,064,905	4,162,122	107,795,519

Reinvestment of distributions	36,154	862,275	81,077	2,279,918

Shares redeemed	(2,636,677)	(68,563,752)	(1,672,833)	(39,966,759)

	927,037	23,363,428	2,570,366	70,108,678

Class R6 Shares

Shares sold	2,172,795	56,434,224	2,461,155	60,974,798

Reinvestment of distributions	23,609	563,559	44,543	1,253,796

Shares redeemed	(921,763)	(23,560,158)	(669,828)	(16,071,089)

	1,274,641	33,437,625	1,835,870	46,157,505

Class P Shares

Shares sold	648,259	17,019,221	589,005	15,581,819

Reinvestment of distributions	38,568	920,626	281,627	7,925,666

Shares redeemed	(832,326)	(21,115,651)	(1,067,003)	(26,610,309)

	(145,499)	(3,175,804)	(196,371)	(3,102,824)

NET INCREASE	12,747,437	$342,104,357	14,352,299	$379,803,897

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13. SUMMARY OF SHARE TRANSACTIONS ( continued )

	International Equity Income

	For the Fiscal Year Ended October 31, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	3,075,301	$46,164,191	1,940,444	$28,279,066

Reinvestment of distributions	94,779	1,409,114	55,173	755,006

Shares redeemed	(1,018,054)	(15,262,818)	(747,014)	(10,191,291)

	2,152,026	32,310,487	1,248,603	18,842,781

Class C Shares

Shares sold	183,122	2,391,125	53,030	667,633

Reinvestment of distributions	5,619	73,161	4,384	53,202

Shares redeemed	(29,083)	(374,861)	(67,632)	(809,638)

	159,658	2,089,425	(10,218)	(88,803)

Institutional Shares

Shares sold	30,764,963	486,910,614	16,803,508	244,405,874

Reinvestment of distributions	724,273	11,420,083	177,901	2,545,335

Shares redeemed	(7,033,646)	(110,702,242)	(2,806,587)	(38,862,822)

	24,455,590	387,628,455	14,174,822	208,088,387

Investor Shares

Shares sold	18,931,206	282,880,284	5,199,926	71,394,280

Reinvestment of distributions	341,949	5,086,390	81,851	1,111,827

Shares redeemed	(4,262,870)	(62,834,181)	(1,809,802)	(24,616,165)

	15,010,285	225,132,493	3,471,975	47,889,942

Class R6 Shares

Shares sold	2,334,027	36,819,574	1,479,930	21,504,704

Reinvestment of distributions	67,543	1,062,104	24,892	357,317

Shares redeemed	(708,322)	(11,162,120)	(215,351)	(3,034,387)

	1,693,248	26,719,558	1,289,471	18,827,634

Class R Shares

Shares sold	21,868	332,020	5,774	83,872

Reinvestment of distributions	913	13,644	1,077	15,077

Shares redeemed	(6,440)	(95,644)	(6,638)	(90,146)

	16,341	250,020	213	8,803

Class P Shares

Shares sold	1,048,719	16,108,950	1,063,183	14,459,631

Reinvestment of distributions	75,170	1,175,049	58,244	853,646

Shares redeemed	(412,744)	(6,526,404)	(380,425)	(5,619,543)

	711,145	10,757,595	741,002	9,693,734

NET INCREASE	44,198,293	$684,888,033	20,915,868	$303,262,478

129

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs China Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Emerging Markets Equity ex. China Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs International Equity ESG Fund, and Goldman Sachs International Equity Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (six of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement of changes in net assets	Financial highlights
Goldman Sachs China Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs International Equity ESG Fund, and Goldman Sachs International Equity Income Fund	For the year ended October 31, 2023	For the two years ended October 31, 2023	For each of the Periods indicated therein
Goldman Sachs Emerging Markets Equity Ex. China Fund	For the period December 6, 2022 (commencement of operations) through October 31, 2023

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs China Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs International Equity ESG Fund, Goldman Sachs International Equity Income Fund, and Goldman Sachs Emerging Markets Equity ex. China Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the China Equity Fund and Emerging Markets Equity Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time (except for the Emerging Markets Equity ex. China Fund, which commenced operations on December 6, 2022); and
(iii)

to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)

information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund (except for the Emerging Markets Equity ex. China Fund, which commenced operations on December 6, 2022) to the Investment Adviser and its affiliates;

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)

information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;

(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(o)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2022, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2023. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the China Equity Fund’s and Emerging Markets Equity Fund’s performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees considered that the International Equity ESG Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2023. They also noted that in February 2018, the Fund had been repositioned from the Goldman Sachs Focused International Equity Fund, which involved changes to the Fund’s investment strategy. The Trustees considered that the International Equity Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2023. They also noted that in February 2018 the Fund had been repositioned from the Goldman Sachs Strategic International Equity Fund, which involved changes to the Fund’s investment objective and investment strategy. The Trustees observed that the China Equity Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the ten-year period, in the third quartile for the three- and five-year periods, and in the fourth quartile for the one-year period, and had outperformed the Fund’s benchmark index for the five- and ten-year periods and underperformed for the one- and three-year periods ended March 31, 2023. They considered that in November 2019, the Fund had been repositioned from the Goldman Sachs Asia Equity Fund, which involved changes to the Fund’s principal investment strategy and benchmark index. The Trustees noted that the Emerging Markets Equity Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the ten-year period, in the third quartile for the five-year period, and in the fourth quartile for the one- and three-year periods, and had outperformed the Fund’s benchmark index for the ten-year period and underperformed for the one-, three-, and five-year periods ended March 31, 2023. They noted that the ESG Emerging Markets Equity Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group for the one- and three-year periods, and had underperformed the Fund’s benchmark index for the one- and three-year periods ended March 31, 2023. The Trustees observed that the Emerging Markets Equity ex. China Fund had launched on December 6, 2022 and did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Emerging Markets Equity ex. China Fund and China Equity Fund that would have the effect of decreasing expenses of Class A, Class C, Investor, and Class R Shares of the Emerging Markets Equity ex. China Fund and total Fund expenses of the China Equity Fund, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	China Equity Fund	Emerging Markets Equity Fund	Emerging Markets Equity ex. China Fund	ESG Emerging Markets Equity Fund	International Equity ESG Fund	International Equity Income Fund

First $1 billion	1.00%	1.02%	0.90%	0.98%	0.85%	0.80%

Next $1 billion	0.90	1.02	0.90	0.98	0.77	0.72

Next $3 billion	0.86	0.92	0.81	0.88	0.73	0.68

Next $3 billion	0.84	0.87	0.77	0.84	0.71	0.67

Over $8 billion	0.82	0.85	0.75	0.82	0.70	0.66

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee (with respect to the ESG Emerging Markets Equity Fund, Emerging Markets Equity Fund, and International Equity ESG Fund) and to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Funds’ Class A, Class C, Investor and Class R Shares, as applicable. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Emerging Markets Equity Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (j) the investment of cash and cash collateral in money market funds managed

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

by the Investment Adviser that will result in increased assets under management for those money market funds; (k) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2024.

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Fund Expenses — Six Month Period Ended October 31, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 through October 31, 2023, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	China Equity Fund			Emerging Markets Equity Fund			Emerging Markets Equity ex. China Fund
Share Class	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid for the 6 months ended 10/31/23*	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid for the 6 months ended 10/31/23*	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid for the 6 months ended 10/31/23*
Class A
Actual	$1,000.00	$870.10	$6.98	$1,000.00	$940.60	$6.55	$1,000.00	$973.70	$6.96
Hypothetical 5% return	1,000.00	1,017.74+	7.53	1,000.00	1,018.45+	6.82	1,000.00	1,018.15+	7.12
Class C
Actual	1,000.00	867.30	10.54	1,000.00	937.00	8.45	1,000.00	966.90	10.76
Hypothetical 5% return	1,000.00	1,013.91+	11.37	1,000.00	1,016.48+	8.79	1,000.00	1,014.27+	11.02
Institutional
Actual	1,000.00	871.70	5.47	1,000.00	941.90	5.09	1,000.00	977.60	5.28
Hypothetical 5% return	1,000.00	1,019.36+	5.90	1,000.00	1,019.96+	5.30	1,000.00	1,019.86+	5.40
Service
Actual	N/A	N/A	N/A	1,000.00	939.30	8.95	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,015.98+	9.30	N/A	N/A	N/A
Investor
Actual	1,000.00	871.50	5.85	1,000.00	941.50	5.33	1,000.00	977.50	4.34
Hypothetical 5% return	1,000.00	1,018.95+	6.31	1,000.00	1,019.71+	5.55	1,000.00	1,020.82+	4.43
Class R6
Actual	1,000.00	872.00	5.43	1,000.00	941.70	5.04	1,000.00	976.60	5.18
Hypothetical 5% return	1,000.00	1,019.41+	5.85	1,000.00	1,020.01+	5.24	1,000.00	1,019.96+	5.30
Class R
Actual	N/A	N/A	N/A	N/A	N/A	N/A	1,000.00	971.70	10.14
Hypothetical 5% return	N/A	N/A	N/A	N/A	N/A	N/A	1,000.00	1,014.92+	10.36
Class P
Actual	1,000.00	872.10	5.43	1,000.00	941.70	5.04	1,000.00	977.60	5.18
Hypothetical 5% return	1,000.00	1,019.41+	5.85	1,000.00	1,020.01+	5.24	1,000.00	1,019.96+	5.30

*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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Fund Expenses — Six Month Period Ended October 31, 2023 (Unaudited) (continued)

	ESG Emerging Markets Equity Fund			International Equity ESG Fund			International Equity Income Fund
Share Class	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid for the 6 months ended 10/31/23*	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid for the 6 months ended 10/31/23*	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid for the 6 months ended 10/31/23*
Class A
Actual	$1,000.00	$934.70	$6.78	$1,000.00	$890.90	$5.62	$1,000.00	$942.60	$5.83
Hypothetical 5% return	1,000.00	1,018.20+	7.07	1,000.00	1,019.26+	6.01	1,000.00	1,019.21+	6.06
Class C
Actual	1,000.00	930.70	10.41	1,000.00	887.90	9.18	1,000.00	939.30	9.48
Hypothetical 5% return	1,000.00	1,014.42+	10.87	1,000.00	1,015.48+	9.80	1,000.00	1,015.43+	9.86
Institutional
Actual	1,000.00	937.00	5.27	1,000.00	892.40	4.15	1,000.00	944.00	4.16
Hypothetical 5% return	1,000.00	1,019.76+	5.50	1,000.00	1,020.82+	4.43	1,000.00	1,020.92+	4.33
Service
Actual	N/A	N/A	N/A	1,000.00	889.90	6.48	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,018.35+	6.92	N/A	N/A	N/A
Investor
Actual	1,000.00	935.90	5.56	1,000.00	892.00	4.44	1,000.00	944.10	4.56
Hypothetical 5% return	1,000.00	1,019.46+	5.80	1,000.00	1,020.52+	4.74	1,000.00	1,020.52+	4.74
Class R6
Actual	1,000.00	937.10	5.22	1,000.00	892.10	4.10	1,000.00	944.60	4.12
Hypothetical 5% return	1,000.00	1,019.81+	5.45	1,000.00	1,020.87+	4.38	1,000.00	1,020.97+	4.28
Class R
Actual	1,000.00	934.20	8.00	N/A	N/A	N/A	1,000.00	941.70	7.00
Hypothetical 5% return	1,000.00	1,016.94+	8.34	N/A	N/A	N/A	1,000.00	1,018.00+	7.27
Class P
Actual	1,000.00	936.00	5.22	1,000.00	892.50	4.10	1,000.00	944.50	4.12
Hypothetical 5% return	1,000.00	1,019.81+	5.45	1,000.00	1,020.87+	4.38	1,000.00	1,020.97+	4.28

*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
China Equity Fund	1.48%	2.24%	1.16%	N/A	1.24%	1.15%	N/A	1.15%
Emerging Markets Equity Fund	1.34	1.73	1.04	1.83%	1.09	1.03	N/A	1.03
Emerging Markets Equity ex. China Fund	1.40	2.17	1.06	N/A	0.87	1.04	2.04%	1.04
ESG Emerging Markets Equity Fund	1.39	2.14	1.08	N/A	1.14	1.07	1.64	1.07
International Equity ESG Fund	1.18	1.93	0.87	1.36	0.93	0.86	N/A	0.86
International Equity Income Fund	1.19	1.94	0.85	N/A	0.93	0.84	1.43	0.84

137

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Gregory G. Weaver Age: 72	Chair of the Board of Trustees	Since 2023 (Trustee since 2015)	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

Dwight L. Bush Age: 66	Trustee	Since 2020

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014- 2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Kathryn A. Cassidy Age: 69	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014- December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 67	Trustee	Since 2022	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021-2022); Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017) of Cencora, Inc. (a pharmaceutical and healthcare company. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 63	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Stepan Company (a specialty chemical manufacturer)

138

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Eileen H. Dowling Age: 61	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017-2021), Multinational Corporations (2019-2021), the Institutional Product Group (2015-2019) and Institutional Marketing (2013- 2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Paul C. Wirth Age: 65	Trustee	Since 2022	Mr. Wirth is retired. He is Executive Advisor, My Next Season LLC (a career transition advisory firm) (2023-present). Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

139

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	193	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith. Information is provided as of October 31, 2023.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2023, Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 68 portfolios (34 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

140

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 61	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 49	Secretary	Since 2023

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Secretary—Goldman Sachs Trust; (previously Assistant Secretary (2022));Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II; (previously Assistant Secretary (2022));and Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)).

Assistant Secretary – Goldman Sachs MLP and Energy Renaissance Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of October 31, 2023.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Fundamental Equity International Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2023, the total amount of income received by the China Equity, Emerging Markets Equity, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds from sources within foreign countries and possessions of the United States was $0.0804, $0.2783, $0.1142, $0.2810 and $0.2280 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the China Equity, Emerging Markets Equity, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds was 98.53%, 95.64%, 100%, 80.70%, and 99.78%. The total amount of taxes paid by the China Equity, Emerging Markets Equity, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds to such countries was $0.0291, $0.1071, $0.0265, $0.0271 and $0.0255 per share.

For the year ended October 31, 2023, 100% of the dividends paid from net investment company taxable income by the China Equity, Emerging Markets Equity, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended October 31, 2023, the International Equity Income Fund designates $195,244 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

141

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.42 trillion in assets under supervision as of September 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund5
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
[5]	Effective after the close of business on September 22, 2023, the Goldman Sachs Multi-Manager Alternatives Fund was renamed the Goldman Sachs Multi-Strategy Alternatives Fund.
Financial Square FundsSM and Investor FundsSM and registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

145

TRUSTEES OFFICERS Gregory G. Weaver, Chair James A. McNamara, President Dwight L. Bush Joseph F. DiMaria, Principal Financial Officer, Kathryn A. Cassidy Principal Accounting Officer and Treasurer John G. Chou Robert Griffith, Secretary Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth GOLDMAN SACHS & CO. LLC GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov. The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s website at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc.(MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). © 2023 Goldman Sachs. All rights reserved. 348577-OTU-1930729 EQINTEMEAR-23

Goldman Sachs Funds Annual Report October 31, 2023 International Equity Insights Funds Emerging Markets Equity Insights International Equity Insights International Small Cap Insights

Goldman Sachs International Equity Insights Funds

∎	EMERGING MARKETS EQUITY INSIGHTS

∎	INTERNATIONAL EQUITY INSIGHTS

∎	INTERNATIONAL SMALL CAP INSIGHTS

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

October 31, 2023

Enhancements Made to Proprietary Quantitative Model during the 12-Month Period Ended October 31, 2023

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended October 31, 2023 (the “Reporting Period”).

During the last months of 2022, we introduced a new signal within our Sentiment Analysis investment theme across all regions except Japan. This new signal aims to improve our sentiment identification in earnings call reports by utilizing recent developments in natural language processing (“NLP”). Also, within our Sentiment Analysis investment theme, we introduced a second signal in emerging markets regions that leverages stock trading data that differentiates between local onshore trades and trades initiated by offshore foreign investors. This signal seeks to take advantage of the chance that onshore local investors may be more informed than their foreign counterparts. Within our High Quality Business Models investment theme, we introduced a signal in all regions except the U.S., which aims to apply U.S. consumer spending data to non-U.S. companies to help predict their future returns. We also extended one of our existing signals from developed markets regions to emerging markets regions. The signal utilizes web search engine data to identify types of product categories where consumers are showing increasing interest, which we believe is correlated with future sales growth for companies involved in that product category. Within our Market Themes & Trends investment theme, we introduced two new signals across all regions. The first signal leverages advanced quantitative algorithms to capture nuanced behavior of our existing suite of more than a hundred alpha factors. The second signal aims to apply NLP techniques to account for fine-grained linguistic meaning of documents when quantifying company linkages for text-based cross-stock momentum factors.

During the first half of 2023, we introduced several new signals and enhancements that leverages NLP as well as those that are based on different types of alternative data sources. These new signals deploy the latest techniques, such as large language models and topic modeling, to be able to extract insights from different bodies of text. For example, within the Sentiment Analysis investment theme, we introduced a suite of signals that seeks to identify changes in sentiment within company regulatory filings and documents by using large language models to synthesize the context of the language used within the document. In addition to the NLP-based signals, we also introduced a new signal in all regions except the emerging markets that seeks to capture the level of attention stocks receive as a result of being mentioned in news articles and blog posts. We believe that companies that receive outsized attention in the media experience positive, but temporary, price trends that ultimately revert over the longer term. Within our Market Themes & Trends investment theme, we introduced a new signal in all regions except Japan that leverages NLP and topic modeling techniques to identify economic linkages between companies based on their current descriptions. We also introduced a suite of signals that leverage word embedding techniques to capture the meanings of the words and language used within employer reviews in order to identify the economic linkages between the companies mentioned. Lastly, we extended a signal from the U.S region to the U.K. and Europe regions that focuses on consumers’ spending growth trends, as we believe that companies with exposure to market segments exhibiting changes in consumer spending trends may also experience a similar impact to their expected sales growth.

1

MARKET REVIEW

Goldman Sachs International Equity Insights Funds

October 31, 2023

Market Review

During the 12-month period ended October 31, 2023 (the “Reporting Period”), emerging markets equities and international equities recorded strong gains, with macro factors—such as economic conditions, inflation, interest rates, energy prices and geopolitical events—the key influences. Emerging markets equities underperformed international, or non-U.S. developed markets, equities during the Reporting Period.

Emerging Markets Equities

Representing emerging markets equities, the MSCI Emerging Markets Index (Net, USD, Unhedged) (the “MSCI EM Index”) returned 10.80%* during the Reporting Period. The double-digit returns of the MSCI EM Index, however, mask what was somewhat of a roller-coaster for emerging markets equities.

As the Reporting Period began in November 2022, the MSCI EM Index rose significantly, as softer U.S. inflation and consensus expectations of a recovery in Chinese demand brightened the outlook for the emerging markets universe. The slowing frequency of interest rate hikes from central banks and strong consumer activity across several emerging markets further strengthened equity market returns for several countries in the MSCI EM Index. In December 2022, the MSCI EM Index fell, as inflation remained top of mind for investors. Central banks throughout the emerging markets universe continued to announce plans to slowly raise interest rates over the next months to get ahead of rising consumer prices. The notable exception was the Chinese equity market, which rose in December on China loosening its COVID-19 restrictions.

January 2023 saw a rebound in the MSCI EM Index, due largely to the same factors that buoyed emerging markets equities in November 2022—softer U.S. inflation, positive news around China’s full reopening post-COVID-19, the slowing frequency of interest rate hikes from central banks and strong consumer activity across several emerging markets. February 2023 then saw the MSCI EM Index decline, reversing much of the positive return recorded in January’s rally. A re-escalation in geopolitical tensions and stronger than consensus expected U.S. economic data challenged the path of the U.S. Federal Reserve’s (“Fed”) interest rate policy, dampening hopes for a quick end to the rate hiking cycle. Additionally, the U.S. dollar strengthened, another headwind for emerging markets equities. The MSCI EM Index gained in March 2023, but volatility increased as the U.S. banking sector faced its worst crisis since 2008, with its fallout extending into Europe.

April and May 2023 were difficult for emerging markets equities, with the MSCI EM Index declining in both months. Weakness was seen amid a rise in geopolitical tensions and investor uncertainty around central banks’ terminal rates. Chinese equities were especially poor performers, experiencing a significant selloff as investors noted the uneven economic recovery in the country post reopening. The second quarter of 2023 ended with a rebound in June, including gains for Chinese equities. With broadening disinflation across emerging markets, investors began to see the potential for a reduction in central bank rates, and as result, optimism regarding long-term economic growth increased.

Emerging markets equities continued to gain ground in July 2023. As inflation rates began to slow in developed markets, softer interest rate expectations settled in, widely benefiting emerging markets equities markets. August and September 2023, however, witnessed declines in the MSCI EM Index. A backdrop of deteriorating risk sentiment impacted emerging markets, as U.S. economic data remained strong and hopes of an end to the U.S. interest rate tightening cycle fell as policymakers appeared to hint at further increases. Concerns over the Chinese economy, driven in part by ongoing property market problems and in part by local government debt issues, added to the reduced risk sentiment. Emerging markets equities overall continued to fall in October 2023, as they did globally, likely due to expectations of “higher for longer” interest rates and conflict in the Middle East reducing risk appetite.

For the Reporting Period as a whole, nine of the 11 sectors of the MSCI EM Index posted positive absolute returns. On a relative basis, communication services, information technology and consumer discretionary were the strongest performing sectors in the MSCI EM Index during the Reporting Period. Utilities, materials and industrials were the weakest performing sectors in the MSCI EM Index during the Reporting Period.

  * All index returns are expressed in U.S. dollar terms.

2

MARKET REVIEW

From a country perspective, Poland, Hungary and Egypt were the best performing individual constituents of the MSCI EM Index for the Reporting Period, each of which posted a robust double-digit absolute gain. Conversely, the weakest constituents of the MSCI EM Index during the Reporting Period were Qatar, United Arab Emirates and Saudi Arabia, each generating a double-digit negative absolute return.

International Equities

Representing international equities, the MSCI Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) posted a return of 14.40%* during the Reporting Period.

As the Reporting Period began in November 2022, international equity markets gained strongly as investors focused on improving inflationary indicators across the globe. Within the U.S., stronger than consensus expected inflation data and increased confidence of the U.S. Federal Reserve (“Fed”) pulling off a soft landing allowed domestic and international equities to rally. The Japanese equity market rose as a result of the downward tick in rates. Inflationary concerns in Europe also saw a downturn as warmer than expected fall temperatures resulted in reduced energy demand and, in turn, reduced fears of energy shortages—a major factor affecting European inflationary rates. In a meeting in anticipation of the G20 Summit, U.S. President Biden and Chinese leader Xi Jinping teased a desire to improve U.S./China relations. This, coupled with increasing indications that Beijing was preparing to stray from some of its more restrictive COVID-19 policies, resulted in stronger Asia ex-Japan equities during the month. However, fears of economic slowdown within China persisted, as the country reported slower factory output growth and a fall in retail sales. International equities were then more muted in December 2022, with the MSCI EAFE Index posting rather flat returns. Inflationary indicators continued to show signs of improvement but remained well above central bank targets, causing the U.S. Fed and European Central Bank (“ECB”) to maintain their hawkish strategies. (Hawkish tends to suggest higher interest rates; opposite of dovish.)

International equities performed well during the first quarter of 2023 overall. Markets gained in January on the back of consensus expectations around peaking inflation in the U.S. and Europe, the slowing pace of central bank interest rate hikes and receding concerns about recession. China finally lifted its stringent zero-COVID policy, which increased global hopes around the resolution of supply-chain disruptions and economic recovery driven by strong domestic consumption. Several companies announced job cuts, but the overall job market remained in good shape, raising optimism around the mild impact of a potential impending global recession. February saw a pullback in international equity market performance, as market sentiment was governed by dampening expectations around potential peaking of interest rate hikes, ongoing geopolitical tensions between Russia and Ukraine, and a re-escalation of U.S./China tensions. Japan saw its highest level of inflation in 40 years. However, international equities rebounded in March, with market sentiment most influenced by speculation around the potential peaking of inflation, the slowing pace of central bank interest rate hikes and receding concerns about a global recession—all despite U.S. and European regional banking tensions.

During the second quarter of 2023, international equities gained, albeit more modestly than in the prior quarter. International equity markets recovered slightly in April from the banking turmoil that plagued March. In Europe, although manufacturing lagged, headline inflation fell sharply as energy prices fell globally. China enjoyed strong economic growth, but geopolitical concerns around U.S./China tensions continued to weaken investor sentiment toward the country. The Japanese equity market rose for the fourth consecutive month, particularly notable in light of the new Bank of Japan governor declaring a commitment to a loose monetary easing policy and famed investor Warren Buffet declaring that he planned to add to his Japanese equity investments. In May, international equities declined. Globally, high inflation rates persisted, dampening market sentiment, while sustained wage growth raised concerns around peak central bank policy rates potentially being higher than consensus expected. In the U.K., inflation hit a 31-year high. Concerns surrounding the U.S. debt ceiling also loomed over the markets during the month. International equities then rebounded in June. The Bank of England (“BoE”) hiked its interest rates more than consensus expected to combat persistent inflation, encouraging other central banks to continue policy tightening. China’s recovery-fueled momentum slowed. In Japan, import prices began to ease along with other inflation drivers.

The third quarter of 2023 was a challenging one for international equities, marked by persistent inflation, contractionary economic concerns, particularly in Europe, and further interest rate hikes. Recession fears were renewed by a steep rise in oil prices. Further, a selloff in global bond markets put increased pressure on risk assets. In Europe, concerns persisted around the contractionary effect of elevated interest rates on the economy as the ECB raised rates twice in the quarter. However, inflation in Europe fell to a two-year low, and the ECB suggested its September hike may be the last. The U.K. equity market gained modestly for the quarter, largely supported by its energy sector, which benefited from increased oil prices. The market also benefited from sterling, its currency,

3

MARKET REVIEW

depreciation relative to the U.S. dollar. Additionally, U.K. markets showed signs of improving consumer confidence. The BoE raised rates more than consensus expected in July and once more in August before ending its run of 14 consecutive rate hikes in September. The Japanese equity market also gained modestly during the quarter, with weakness in the yen and strong domestic demand major tailwinds. In July, the Bank of Japan endorsed higher bond yields and signaled toward a potential end to negative interest rates by calendar year end. In China, lower economic growth and real estate market concerns continued to plague its equity market, despite new stimulus policies.

International equities fell further in October 2023, as markets faced ongoing challenges, including prolonged higher interest rates, especially in the U.S., persistent inflation, recessionary risk and added geopolitical concerns related to conflict in the Middle East. European equities declined primarily due to a weakening economic outlook in the region. Notably, the ECB paused its streak of 10 consecutive rate hikes, providing optimism that its rate hike cycle might be nearing an end. U.K. equities dropped, as a significant decrease in consumer confidence amplified concerns around an economic slowdown. Additionally, inflation there came in slightly above consensus expectations, raising concerns about further rate hikes by the BoE, which could negatively affect banks’ lending businesses. In Japan, despite ongoing weakness of the yen, which had previously boosted exports and markets, equities fell in October. The Bank of Japan adjusted its policy by allowing the 10-year yield to surpass the previous limit of 1.0%. The Chinese equity market continued to face challenges stemming from its weakening real estate sector and from reports of U.S. restrictions on Chinese semiconductor exports.

For the Reporting Period as a whole, all 11 sectors of the MSCI EAFE Index posted positive absolute returns. Financials, consumer discretionary and energy were the strongest performing sectors in the MSCI EAFE Index. The weakest performing sectors in the MSCI EAFE Index during the Reporting Period were real estate, health care and communication services.

All three major regions represented in the MSCI EAFE Index posted positive absolute returns for the Reporting Period overall. From a country perspective, on a relative basis, Denmark, Italy and Spain were the strongest performing constituents of the MSCI EAFE Index during the Reporting Period. Among the weakest relative performers, significantly underperforming the MSCI EAFE Index during the Reporting Period, were Israel, Finland and New Zealand.

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with what we view as sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

4

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Emerging Markets Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 12.89%, 12.03%, 13.28%, 13.16%, 13.29%, 12.61% and 13.27%, respectively. These returns compare to the 10.80% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock and country/currency selection, careful portfolio construction and efficient implementation. To manage the Fund, we use two distinct strategies—a bottom-up stock selection strategy and a top-down country/ currency selection strategy. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio.

During the Reporting Period, the Fund outperformed the Index, with all four of our quantitative model’s investment themes adding to returns. Stock selection driven by these investment themes contributed positively. Our country/ currency strategy added further to performance.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes bolstered the Fund’s relative returns. Market Themes & Trends and Fundamental Mispricings were the Fund’s best-performing themes. The Sentiment Analysis and High Quality Business Models investment themes also added to the Fund’s performance. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A

In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

5

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A

We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, the Fund benefited from its investments in the financials, communication services, energy and consumer staples sectors. Conversely, stock selection in the industrials, consumer discretionary and real estate sectors detracted from relative performance.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A

In terms of individual stock positions, the Fund was aided by its overweights compared to the Index in NetEase, a Chinese Internet technology company; REC, an India-based state-run infrastructure finance firm; and Hanmi Semiconductor, a South Korean semiconductor company. All four of our investment themes, led by High Quality Business Models, drove the Fund’s overweight in NetEase. The Fund was overweight REC primarily due to our Market Themes & Trends and Fundamental Mispricings investment themes. The overweight in Hanmi Semiconductor was mainly the result of our Market Themes & Trends investment theme.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A

During the Reporting Period, the Fund was hindered by overweight positions versus the Index in three India-based companies—Adani Ports and Special Economic Zone (“Adani Ports”), a multinational port operator and logistics company; Adani Enterprises, which is engaged in the mining and trading of coal and iron ore; and Adani Power, a multinational energy and power company. The overweight positions in Adani Ports and Adani Power were largely based on our Market Themes & Trends and High Quality Business Models investment themes. The Fund’s overweight in Adani Enterprises was due mostly to our Market Themes & Trends, Sentiment Analysis and High Quality Business Models investment themes.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A

Our country/currency strategy added to the Fund’s relative performance. During the Reporting Period, the Fund benefited from its rather neutral position versus the Index in Taiwan and its modest overweights in South Korea and Brazil. Conversely, it was hampered by its neutral position compared to the Index in South Africa and its overweight in China.

We made our picks using our proprietary models, which, during the Reporting Period, were based on five investment themes specific to our country/currency strategy—Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to fundamentals and purchasing power parity. Momentum favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for various types of risk. Fund Flows evaluates the strength of capital market inflows. Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A

During the Reporting Period, the Fund shifted from overweights relative to the Index in China and Brazil to rather neutral positions. In addition, the size of the Fund’s overweight in South Korea decreased. The Fund changed from a relatively neutral position in India to a slightly overweight position during the Reporting Period.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight relative to the Index in the health care, financials and industrials sectors. Compared to the Index, the Fund was underweight the utilities, communication services, consumer staples and real estate sectors. It was rather neutral versus

6

PORTFOLIO RESULTS

the Index in the consumer discretionary, energy, information technology and materials sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight relative to the Index in South Korea and India at the end of the Reporting Period. Compared to the Index, the Fund was underweight Malaysia. The Fund was relatively neutrally weighted in the remaining country constituents of the Index at the end of the Reporting Period.

7

FUND BASICS

Emerging Markets Equity Insights Fund

as of October 31, 2023

TOP TEN HOLDINGS AS OF 10/31/23[1]

	% of
	Net
Holding	Assets	Line of Business	Country
Tencent Holdings Ltd.	4.8%	Interactive Media & Services	China
Taiwan Semiconductor Manufacturing Co. Ltd.	4.5	Semiconductors & Semiconductor Equipment	Taiwan
Samsung Electronics Co. Ltd.	3.6	Technology Hardware, Storage & Peripherals	South Korea
Alibaba Group Holding Ltd.	3.4	Broadline Retail	China
Kia Corp.	1.7	Automobiles	South Korea
UltraTech Cement Ltd.	1.5	Construction Materials	India
KB Financial Group, Inc.	1.4	Banks	South Korea
MediaTek, Inc.	1.4	Semiconductors & Semiconductor Equipment	Taiwan
ITC Ltd.	1.3	Tobacco	India
Powszechny Zaklad Ubezpieczen SA	1.3	Insurance	Poland

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2023

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

8

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Performance Summary

October 31, 2023

The following graph shows the value, as of October 31, 2023, of a $1,000,000 investment made on November 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Emerging Markets Standard Index (the “MSCI® EM Index”) (Net, USD, unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Emerging Markets Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from November 1, 2013 through October 31, 2023.

Average Annual Total Returns through October 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	12.89%	1.73%	1.94%	—

Including sales charges	6.67%	0.59%	1.36%	—

Class C

Excluding contingent deferred sales charges	12.03%	0.99%	1.18%	—

Including contingent deferred sales charges	11.01%	0.99%	1.18%	—

Institutional	13.28%	2.09%	2.31%	—

Investor	13.16%	1.98%	2.20%	—

Class R6 (Commenced on July 31, 2015)	13.29%	2.13%	—	3.12%

Class R (Commenced on February 28, 2014)	12.61%	1.47%	—	2.46%

Class P (Commenced on April 16, 2018)	13.27%	2.13%	—	(1.48)%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

9

PORTFOLIO RESULTS

Goldman Sachs International Equity Insights Fund

Investment Objective The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 17.17%, 16.26%, 17.61%, 17.03%, 17.48%, 17.55%, 16.93% and 17.56%, respectively. These returns compare to the 14.40% average annual total return of the Fund’s benchmark, the MSCI EAFE Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock and country/currency selection, careful portfolio construction and efficient implementation. To manage the Fund, we use two distinct strategies—a bottom-up stock selection strategy and a top-down country/ currency selection strategy. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio.

During the Reporting Period, the Fund outperformed the Index, with all four of our quantitative model’s investment themes contributing positively. Stock selection driven by these investment themes also added to returns. Our country/ currency strategy had a slightly positive impact on relative performance during the Reporting Period.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, the Fund was helped by all four of our investment themes. Fundamental Mispricings and Sentiment Analysis were our best-performing themes, with Market Themes & Trends and High Quality Business Models also contributing positively. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A

In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

10

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A

We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, the Fund was aided by stock selection in the consumer discretionary, industrials and communication services sectors. Investments in the energy, consumer staples and financials sectors detracted from relative returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A

In terms of individual stock positions, the Fund benefited from its overweights relative to the Index in Kobe Steel, a Japanese steelmaker; Compagnie Financière Richemont (“Richemont”), a Switzerland-based luxury goods holding company; and SCREEN Holdings, a Japanese semiconductor and electronics company. The Fund was overweight Kobe Steel mainly because of our Sentiment Analysis and Fundamental Mispricings investment themes. The overweight in Richemont was largely the result of our Market Themes & Trends and High Quality Business Models investment themes. The Fund’s overweight in SCREEN Holdings was primarily due to our Fundamental Mispricings and Sentiment Analysis investment themes.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A

During the Reporting Period, the Fund was hampered by overweight positions in Swiss pharmaceuticals and diagnostics health care company F. Hoffmann-La Roche (“Roche Holding”); U.K.-headquartered British American Tobacco; and Norwegian state-owned energy company Equinor. The Fund’s overweight in Roche Holding was due mostly to our High Quality Business Models, Fundamental Mispricings and Market Themes & Trends investment themes. Our Fundamental Mispricings and Market Themes & Trends investment themes were largely responsible for the overweight in British American Tobacco. The Fund’s overweight in Equinor was based on our Market Themes & Trends, High Quality Business Models and Fundamental Mispricings investment themes.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A

Our country/currency selection strategy added slightly to the Fund’s relative performance during the Reporting Period. Compared to the Index, the Fund benefited from its overweight positions in Japan and France. An underweight in the U.K. and an overweight in Australia detracted from relative returns.

We made our picks using our proprietary models, which, during the Reporting Period, were based on five investment themes specific to our country/currency strategy—Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Momentum favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for various types of risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A

During the Reporting Period, we moved the Fund from an underweight position relative to the Index in Germany to an overweight position. We shifted the Fund from overweights in Australia, Belgium and Denmark to rather neutral positions. Compared to the Index, we increased the size of the Fund’s underweight in the U.K. We changed the Fund from underweight positions in the Netherlands, Switzerland and Hong Kong to relatively neutral positions during the Reporting Period.

11

PORTFOLIO RESULTS

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight compared to the Index in the financials, industrials and real estate sectors. Relative to the Index, the Fund was underweight the consumer staples, health care, communication services and energy sectors. The Fund was relatively neutral versus the Index in the consumer discretionary, information technology, materials and utilities sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight relative to the Index in Sweden and Germany at the end of the Reporting Period. Compared to the Index, the Fund was underweight the U.K. and had no exposure to Ireland, Israel and New Zealand. The Fund was relatively neutrally weighted in the remaining country constituents of the Index at the end of the Reporting Period.

12

FUND BASICS

International Equity Insights Fund

as of October 31, 2023

TOP TEN HOLDINGS AS OF 10/31/23[1]

	% of
	Net
Holding	Assets	Line of Business	Country
Novo Nordisk A/S, Class B	2.3%	Pharmaceuticals, Biotechnology & Life Science	Denmark
SAP SE	2.1	Software & Services	Germany
Nestle SA	2.1	Food, Beverage & Tobacco	United States
ASML Holding NV	1.8	Semiconductors & Semiconductor Equipment	Netherlands
Air Liquide SA	1.8	Materials	France
Novartis AG	1.6	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Muenchener Rueckversicherungs-Gesellschaft AG in
Muenchen	1.6	Insurance	Germany
Roche Holding AG	1.5	Pharmaceuticals, Biotechnology & Life Sciences	United States
British American Tobacco PLC	1.5	Food, Beverage & Tobacco	United Kingdom
Hermes International SCA	1.4	Consumer Durables & Apparel	France

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2023

2.

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.3% of the Fund’s net assets at October 31, 2023. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

13

FUND BASICS

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

14

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Performance Summary

October 31, 2023

The following graph shows the value, as of October 31, 2023, of a $1,000,000 investment made on November 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Standard Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from November 1, 2013 through October 31, 2023.

Average Annual Total Returns through October 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	17.17%	3.53%	3.70%	—

Including sales charges	10.68%	2.37%	3.12%	—

Class C

Excluding contingent deferred sales charges	16.26%	2.76%	2.93%	—

Including contingent deferred sales charges	15.23%	2.76%	2.93%	—

Institutional	17.61%	3.93%	4.09%	—

Service	17.03%	3.39%	3.57%	—

Investor	17.48%	3.80%	3.97%	—

Class R6 (Commenced on July 31, 2015)	17.55%	3.93%	—	4.11%

Class R	16.93%	3.28%	3.44%	—

Class P (Commenced on April 16, 2018)	17.56%	3.92%	—	1.28%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

15

PORTFOLIO RESULTS

Goldman Sachs International Small Cap Insights Fund

Investment Objective The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Small Cap Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 10.55%, 9.77%, 10.96%, 10.83%, 11.04% and 11.04%, respectively. These returns compare to the 6.47% average annual total return of the Fund’s benchmark, the MSCI EAFE Small Cap Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund outperformed the Index, with all four of our quantitative model’s investment themes adding to returns. Stock selection driven by these investment themes contributed positively.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes bolstered the Fund’s relative performance. Market Themes & Trends, Fundamental Mispricings and Sentiment Analysis contributed most positively. High Quality Business Models also added to relative returns, though to a lesser extent. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A

In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

16

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A

We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, the Fund benefited most from stock selection in the industrials sector and, to a lesser degree, in the information technology and materials sectors. Stock picks in the consumer discretionary and consumer staples sectors detracted from relative performance.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A

In terms of individual stock positions, the Fund was helped by its overweights versus the Index in Kobe Steel, a Japanese steelmaker; Leonardo, an Italian multinational company specializing in aerospace, defense and security; and SCREEN Holdings, a Japanese semiconductor and electronics company. The Fund was overweight Kobe Steel based on our Sentiment Analysis, Fundamental Mispricings and Market Themes & Trends investment themes. The overweight in Leonardo was mostly due to our Fundamental Mispricings, Sentiment Analysis and Market Themes & Trends investment themes. Our Fundamental Mispricings, Market Themes & Trends and Sentiment Analysis investment themes led to the Fund’s overweight in SCREEN Holdings.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A

During the Reporting Period, the Fund was hindered by overweight positions in Charter Hall Group, an Australian property development and funds management company; Sumitomo Pharma, a Japan-based pharmaceutical company; and Round One (“Round1”), a Japanese amusement store chain. Our High Quality Business Models investment theme and, to a lesser extent, our Sentiment Analysis investment theme informed the Fund’s overweight in Charter Hall Group. The Fund was overweight Sumitomo Pharma mainly because of our Fundamental Mispricings and Sentiment Analysis investment themes. The overweight in Round1 was largely based on our Sentiment Analysis investment theme.

Q	What impact did country selection have on the Fund’s relative performance during the Reporting Period?

A

To construct the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making country bets. As a result, the Fund is similar to the Index in terms of its country allocations. Relative performance is primarily driven by stock selection, not by country allocations.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A

As mentioned previously, changes in the Fund’s country weightings are generally the result of our quantitative model’s stock selection. During the Reporting Period, the Fund’s overweight positions relative to the Index in Italy and Norway increased, while its overweight positions in Denmark and France decreased. The Fund’s underweight positions versus the Index in Belgium, Finland and Singapore changed to rather neutral positions, while its neutral positions in Australia and Germany became underweight positions. Compared to the Index, the size of the Fund’s underweight position in the U.K. decreased during the Reporting Period.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight relative to the Index in the financials, energy and industrials sectors. Compared to the Index, the Fund was underweight the communication services, health care and consumer staples sectors. The Fund was relatively neutral versus the Index in the materials, utilities, real estate, information technology and consumer discretionary sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight Norway, Japan, Italy, France and Denmark at the end of the Reporting Period. Compared to the Index, the Fund was underweight Switzerland, the U.K., Germany, Australia and Hong Kong. At the end of the Reporting Period, the Fund was relatively neutrally weighted in the remaining country constituents of the Index.

17

FUND BASICS

International Small Cap Insights Fund

as of October 31, 2023

TOP TEN HOLDINGS AS OF 10/31/23[1]

	% of
	Net
Holding	Assets	Line of Business	Country
Trelleborg AB, Class B	1.2%	Machinery	Sweden
Tokyu Fudosan Holdings Corp.	1.1	Real Estate Management & Development	Japan
Kobe Steel Ltd.	1.1	Metals & Mining	Japan
Hafnia Ltd.	1.0	Oil, Gas & Consumable Fuels	Singapore
SCREEN Holdings Co. Ltd.	1.0	Semiconductors & Semiconductor Equipment	Japan
Rexel SA	1.0	Trading Companies & Distributors	France
Merlin Properties Socimi SA REIT	1.0	Diversified REITs	Spain
Yangzijiang Shipbuilding Holdings Ltd.	1.0	Machinery	China
SSAB AB, Class B	1.0	Metals & Mining	Sweden
TeamViewer SE	1.0	Software	Germany

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2023

2.

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.7% of the Fund’s net assets at October 31, 2023. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Performance Summary

October 31, 2023

The following graph shows the value, as of October 31, 2023, of a $1,000,000 investment made on November 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Small Cap Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Small Cap Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from November 1, 2013 through October 31, 2023.

Average Annual Total Returns through October 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	10.55%	1.84%	3.25%	—

Including sales charges	4.47%	0.69%	2.67%	—

Class C

Excluding contingent deferred sales charges	9.77%	1.09%	2.48%	—

Including contingent deferred sales charges	8.75%	1.09%	2.48%	—

Institutional	10.96%	2.22%	3.65%	—

Investor	10.83%	2.09%	3.51%	—

Class R6 (Commenced on July 31, 2015)	11.04%	2.24%	—	3.44%

Class P (Commenced on April 16, 2018)	11.04%	2.24%	—	(0.78)%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

19

FUND BASICS

Index Definitions and Industry Terms

October 31, 2023

The MSCI Emerging Markets Standard Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of November 30, 2023, the MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The MSCI® EAFE Standard Index (Net, USD, Unhedged) is a market capitalization weighted composite of securities in 21 developed markets. As of November 30, 2023, the MSCI® EAFE Standard Index (Net, USD, Unhedged) consists of the following 21 Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The MSCI® EAFE Standard Index (Net, USD, Unhedged) figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the MSCI® EAFE Small Cap Index (Net, USD, Unhedged). It is not possible to invest directly in an index.

It is not possible to invest directly in an unmanaged index.

20

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments October 31, 2023

Shares	Description	Value

Common Stocks – 97.7%

Brazil – 3.9%
45,200	Banco Bradesco SA (Banks)	$110,182
1,695,700	Banco Bradesco SA ADR (Banks)	4,731,003
753,700	Banco BTG Pactual SA (Financial Services)	4,424,956
137,800	Banco do Brasil SA (Banks)	1,321,492
1,033,900	BB Seguridade Participacoes SA (Insurance)	6,307,882
5,000	Cia de Saneamento Basico do Estado de Sao Paulo SABESP ADR (Utilities)	57,700
814,900	Enauta Participacoes SA (Energy)	2,817,218
333,800	Iochpe Maxion SA (Capital Goods)	746,817
54,800	Mahle Metal Leve SA (Automobiles & Components)	396,075
1,487,800	Petroleo Brasileiro SA ADR (Energy)	22,317,000
429,700	Telefonica Brasil SA (Telecommunication Services)	3,855,730
96,300	Telefonica Brasil SA ADR (Telecommunication Services)	858,033
205,900	TIM SA (Telecommunication Services)	619,527
324,100	Ultrapar Participacoes SA (Energy)	1,314,592
1,136,900	Vale SA ADR (Materials)	15,586,899
607,300	YDUQS Participacoes SA (Consumer Services)	2,135,653

		67,600,759

Chile – 1.0%
86,563,892	Banco de Chile (Banks)	8,893,352
113,290	Banco de Credito e Inversiones SA (Banks)	2,708,834
45,809,594	Cia Sud Americana de Vapores SA (Transportation)	2,543,840
7,868,391	Colbun SA (Utilities)	1,142,367
1,145,876	Empresas CMPC SA (Materials)	2,048,493
43,665	Empresas Copec SA (Energy)	289,067
66,717	Quinenco SA (Capital Goods)	180,576

		17,806,529

China – 30.3%
5,682,500	Alibaba Group Holding Ltd. (Consumer Discretionary Distribution & Retail)*	58,501,787
371,700	Baidu, Inc., Class A (Media & Entertainment)*	4,879,978
6,978,838	Baoshan Iron & Steel Co. Ltd., Class A (Materials)	5,950,133
459,409	Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A (Materials)	1,558,768
412,811	BYD Co. Ltd., Class A (Automobiles & Components)	13,425,226
494,500	BYD Co. Ltd., Class H (Automobiles & Components)	15,037,809
3,045,000	China Cinda Asset Management Co. Ltd., Class H (Financial Services)	296,105

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
14,885,000	China CITIC Bank Corp. Ltd., Class H (Banks)	$6,640,322
3,418,000	China Communications Services Corp. Ltd., Class H (Capital Goods)	1,398,052
22,643,000	China Construction Bank Corp., Class H (Banks)	12,805,931
604,550	China International Marine Containers Group Co. Ltd., Class H (Capital Goods)	318,805
1,794,000	China Lesso Group Holdings Ltd. (Capital Goods)	963,329
2,560,000	China Medical System Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,093,692
581,404	China Pacific Insurance Group Co. Ltd., Class A (Insurance)	2,196,946
6,010,600	China Pacific Insurance Group Co. Ltd., Class H (Insurance)	14,806,332
4,370,000	China Railway Group Ltd., Class H (Capital Goods)	2,062,484
1,290,000	China Resources Land Ltd. (Real Estate Management & Development)	4,828,610
4,228,600	China Taiping Insurance Holdings Co. Ltd. (Insurance)	3,906,281
486,600	China Vanke Co. Ltd., Class H (Real Estate Management & Development)	455,242
4,394,000	CITIC Ltd. (Capital Goods)	3,734,631
12,248,720	COSCO SHIPPING Holdings Co. Ltd., Class A (Transportation)	16,312,581
2,678,000	COSCO SHIPPING Holdings Co. Ltd., Class H (Transportation)	2,723,626
12,491,000	CRRC Corp. Ltd., Class H (Capital Goods)	5,204,050
11,562,000	CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	10,099,059
141,300	Dong-E-E-Jiao Co. Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	893,410
427,500	East Buy Holding Ltd. (Consumer Services)*(a)(b)	1,743,988
189,400	Foxconn Industrial Internet Co. Ltd., Class A (Technology Hardware & Equipment)	380,346
2,915,000	Geely Automobile Holdings Ltd. (Automobiles & Components)	3,309,472
1,344,700	Gree Electric Appliances, Inc. of Zhuhai, Class A (Consumer Durables & Apparel)	6,216,183
2,808,904	GRG Banking Equipment Co. Ltd., Class A (Technology Hardware & Equipment)	4,467,478

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,140,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H (Health Care Equipment & Services)	$3,032,749
354,700	Hubei Jumpcan Pharmaceutical Co. Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	1,309,719
554,471	JD.com, Inc., Class A (Consumer Discretionary Distribution & Retail)	7,049,080
858,000	Jiangsu Expressway Co. Ltd., Class H (Transportation)	780,044
7,773,297	Jointown Pharmaceutical Group Co. Ltd., Class A (Health Care Equipment & Services)	7,537,845
2,103,000	Kingdee International Software Group Co. Ltd. (Software & Services)*	2,790,405
2,464,900	Kuaishou Technology (Media & Entertainment)*(b)	15,873,579
3,108,000	Lenovo Group Ltd. (Technology Hardware & Equipment)	3,616,880
1,028,500	Li Auto, Inc., Class A (Automobiles & Components)*	17,395,667
1,299,660	Meituan, Class B (Consumer Services)*(b)	18,422,699
325,800	NetEase, Inc. (Media & Entertainment)	6,972,625
1,972,000	New China Life Insurance Co. Ltd., Class H (Insurance)	4,325,898
977,300	New Oriental Education & Technology Group, Inc. (Consumer Services)*	6,372,033
360,000	Offshore Oil Engineering Co. Ltd., Class A (Energy)	304,838
21,828,000	People’s Insurance Co. Group of China Ltd. (The), Class H (Insurance)	7,202,354
817,747	PetroChina Co. Ltd., Class A (Energy)	793,915
20,158,000	PetroChina Co. Ltd., Class H (Energy)	13,157,442
5,418,000	PICC Property & Casualty Co. Ltd., Class H (Insurance)	6,187,113
3,027,000	Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	15,354,387
175,000	Sany Heavy Equipment International Holdings Co. Ltd. (Capital Goods)	229,883
492,400	Shanghai Rural Commercial Bank Co. Ltd., Class A (Banks)	399,814
584,099	Shenzhen Transsion Holdings Co. Ltd., Class A (Technology Hardware & Equipment)	10,698,151
118,500	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	1,163,963

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
8,832,000	Shougang Fushan Resources Group Ltd. (Materials)	$2,900,683
147,500	Sinopec Engineering Group Co. Ltd., Class H (Capital Goods)	73,715
473,200	Sinopharm Group Co. Ltd., Class H (Health Care Equipment & Services)	1,131,555
4,717,000	Sinotruk Hong Kong Ltd. (Capital Goods)	8,884,484
2,212,900	Tencent Holdings Ltd. (Media & Entertainment)	81,896,676
759,600	Tencent Music Entertainment Group ADR (Media & Entertainment)*	5,514,696
627,200	Tongcheng Travel Holdings Ltd. (Consumer Services)*	1,198,235
349,000	Topsports International Holdings Ltd. (Consumer Discretionary Distribution & Retail)(b)	293,489
121,050	Trip.com Group Ltd. (Consumer Services)*	4,125,581
38,100	Trip.com Group Ltd. ADR (Consumer Services)*	1,295,400
84,000	Tsingtao Brewery Co. Ltd., Class H (Food, Beverage & Tobacco)	637,016
949,800	Vipshop Holdings Ltd. ADR (Consumer Discretionary Distribution & Retail)*	13,544,148
3,030,000	Weichai Power Co. Ltd., Class H (Capital Goods)	4,535,371
5,176,800	Xiaomi Corp., Class B (Technology Hardware & Equipment)*(b)	9,282,127
2,223,331	Yunnan Baiyao Group Co. Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	15,397,000
3,573,200	Yutong Bus Co. Ltd., Class A (Capital Goods)	6,639,785
959,900	Zhongjin Gold Corp. Ltd., Class A (Materials)	1,422,299
185,500	Zhuzhou CRRC Times Electric Co. Ltd., Class H (Capital Goods)	598,677

		519,552,676

Greece – 0.0%
21,349	Motor Oil Hellas Corinth Refineries SA (Energy)	508,261

Hong Kong – 0.4%
17,098,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	6,642,218

India – 17.0%
132,987	Adani Ports & Special Economic Zone Ltd. (Transportation)	1,254,576
243,157	Aditya Birla Capital Ltd. (Financial Services)*	503,905

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
62,337	Ajanta Pharma Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	$1,320,133
12,009	Alembic Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	102,879
149,025	APL Apollo Tubes Ltd. (Materials)	2,802,443
350,630	Axis Bank Ltd. (Banks)	4,137,369
2,726	Bajaj Holdings & Investment Ltd. (Financial Services)	226,792
1,354,396	Bank of Baroda (Banks)	3,193,557
207,453	Bank of India (Banks)	238,953
39,461	BEML Ltd. (Capital Goods)	958,226
27,404	Bharat Dynamics Ltd. (Capital Goods)	320,899
4,169,817	Bharat Electronics Ltd. (Capital Goods)	6,680,431
1,152,991	Bharat Petroleum Corp. Ltd. (Energy)	4,833,519
235,394	Birlasoft Ltd. (Software & Services)	1,549,716
1,352,241	Canara Bank (Banks)	6,247,378
78,595	Ceat Ltd. (Automobiles & Components)	1,990,486
186,438	Cipla Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,687,528
4,650	Craftsman Automation Ltd. (Capital Goods)	271,840
343,791	Cummins India Ltd. (Capital Goods)	6,924,774
14,518	Cyient Ltd. (Software & Services)	276,960
290,051	Dr Reddy’s Laboratories Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	18,891,022
87,928	General Insurance Corp. of India (Insurance)(b)	240,908
291,517	Godawari Power and Ispat Ltd. (Materials)	2,157,958
190,650	Great Eastern Shipping Co. Ltd. (The) (Energy)	1,819,148
118,019	Hindustan Aeronautics Ltd. (Capital Goods)	2,582,817
443,300	Hindustan Zinc Ltd. (Materials)	1,574,128
232,301	ICICI Bank Ltd. ADR (Banks)	5,154,759
780,662	IDBI Bank Ltd. (Banks)	580,359
1,335,198	IDFC First Bank Ltd. (Banks)*	1,326,856
3,797,906	IDFC Ltd. (Financial Services)	5,228,448
189,979	IndiaMart InterMesh Ltd. (Capital Goods)(b)	6,047,331
925,926	Indian Bank (Banks)	4,673,185
2,615,045	Indian Oil Corp. Ltd. (Energy)	2,817,025
4,455,384	ITC Ltd. (Food, Beverage & Tobacco)	22,934,269
106,282	ITD Cementation India Ltd. (Capital Goods)	254,901
1,764,414	Jamna Auto Industries Ltd. (Capital Goods)	2,284,835
485,272	Jindal Saw Ltd. (Materials)	2,582,000

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
160,377	Jindal Stainless Ltd. (Materials)	$852,461
380,868	JK Paper Ltd. (Materials)	1,744,045
267,196	JM Financial Ltd. (Financial Services)	262,318
1,631,214	JSW Steel Ltd. (Materials)	14,433,112
147,831	Karnataka Bank Ltd. (The) (Banks)	407,978
165,897	KNR Constructions Ltd. (Capital Goods)	525,963
738,474	L&T Finance Holdings Ltd. (Financial Services)	1,179,845
264,122	Larsen & Toubro Ltd. (Capital Goods)	9,294,692
481,195	Lupin Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	6,520,687
238,937	Manappuram Finance Ltd. (Financial Services)	394,660
34,785	Max Financial Services Ltd. (Insurance)*	382,053
5,904	MRF Ltd. (Automobiles & Components)	7,681,741
158,633	Narayana Hrudayalaya Ltd. (Health Care Equipment & Services)	1,898,589
1,449,318	NCC Ltd. (Capital Goods)	2,516,192
3,858,962	NMDC Ltd. (Materials)	7,151,733
676,621	Oil & Natural Gas Corp. Ltd. (Energy)	1,513,997
495,868	Petronet LNG Ltd. (Energy)	1,188,576
3,307,194	Power Finance Corp. Ltd. (Financial Services)	9,794,236
17,069	Power Grid Corp. of India Ltd. (Utilities)	41,456
56,626	PTC India Ltd. (Utilities)	95,523
158,069	Ramkrishna Forgings Ltd. (Materials)	1,216,226
3,215,739	REC Ltd. (Financial Services)	11,115,218
296,383	Religare Enterprises Ltd. (Insurance)*	817,259
65,836	SBI Life Insurance Co. Ltd. (Insurance)(b)	1,081,307
3,501	Shree Cement Ltd. (Materials)	1,079,053
2,055,234	State Bank of India (Banks)	13,965,486
162,875	Tata Consultancy Services Ltd. (Software & Services)	6,593,766
12,644	Tata Elxsi Ltd. (Software & Services)	1,158,215
1,117,023	Tata Motors Ltd. (Automobiles & Components)	8,436,891
418,253	Tata Motors Ltd., Class A (Automobiles & Components)	2,111,866
185,020	Torrent Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,276,812
255,925	UltraTech Cement Ltd. (Materials)	25,900,646
1,151,743	Varun Beverages Ltd. (Food, Beverage & Tobacco)	12,571,088

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
815,708	Zydus Lifesciences Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	$5,620,750

		291,496,753

Indonesia – 2.5%
21,339,200	Aneka Tambang Tbk (Materials)	2,286,353
2,652,600	Astra International Tbk PT (Capital Goods)	964,962
19,135,200	Bank Central Asia Tbk PT (Banks)	10,541,977
39,526,800	Bank Mandiri Persero Tbk PT (Banks)	14,121,033
756,400	Bank Negara Indonesia Persero Tbk PT (Banks)	228,271
8,246,200	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT (Banks)	589,200
22,175,900	Bank Pembangunan Daerah Jawa Timur Tbk PT (Banks)	844,597
38,035,600	Bank Rakyat Indonesia Persero Tbk PT (Banks)	11,893,120
551,200	Indocement Tunggal Prakarsa Tbk PT (Materials)	321,991
719,300	Indofood CBP Sukses Makmur Tbk PT (Food, Beverage & Tobacco)	468,666
1,161,600	Surya Esa Perkasa Tbk PT (Materials)	43,875
226,900	United Tractors Tbk PT (Energy)	359,071

		42,663,116

Kuwait – 0.3%
1,804,212	Kuwait Finance House KSCP (Banks)	3,991,603
559,646	National Bank of Kuwait SAKP (Banks)	1,586,459

		5,578,062

Mexico – 2.5%
1,361,168	Arca Continental SAB de CV (Food, Beverage & Tobacco)	12,205,892
233,968	Coca-Cola Femsa SAB de CV ADR (Food, Beverage & Tobacco)	17,786,248
212,000	Fibra Uno Administracion SA de CV REIT (Equity Real Estate Investment Trusts (REITs))	321,839
972,733	Grupo Financiero Banorte SAB de CV, Class O (Banks)	7,894,520
491,986	Grupo Financiero Inbursa SAB de CV, Class O (Banks)*	1,014,590
80,821	Ternium SA ADR (Materials)	3,029,979

		42,253,068

Peru – 0.3%
39,100	Credicorp Ltd. (Banks)	4,885,936

Philippines – 0.7%
173,100	Aboitiz Power Corp. (Utilities)	109,675
930,379	Bank of the Philippine Islands (Banks)	1,647,922
962,960	BDO Unibank, Inc. (Banks)	2,167,598

Shares	Description	Value

Common Stocks – (continued)

Philippines – (continued)
17,240	GT Capital Holdings, Inc. (Capital Goods)	$166,803
1,629,010	International Container Terminal Services, Inc. (Transportation)	5,771,625
163,390	Jollibee Foods Corp. (Consumer Services)	590,622
1,788,160	Metropolitan Bank & Trust Co. (Banks)	1,648,233
285,900	Robinsons Land Corp. (Real Estate Management & Development)	70,283

		12,172,761

Poland – 1.6%
90,004	Bank Polska Kasa Opieki SA (Banks)	2,734,969
3,369	Budimex SA (Capital Goods)	377,138
41,712	ORLEN SA (Energy)	659,630
2,022,025	Powszechny Zaklad Ubezpieczen SA (Insurance)	22,880,990

		26,652,727

Qatar – 0.4%
1,252,963	Commercial Bank PSQC (The) (Banks)	1,763,990
98,878	Estithmar Holding QPSC (Capital Goods)*	54,861
2,925,228	Gulf International Services QSC (Energy)	2,205,938
203,488	Qatar Electricity & Water Co. QSC (Utilities)	924,556
493,905	Qatar Gas Transport Co. Ltd. (Energy)	477,491
21,226	Qatar Islamic Bank (Banks)	101,437
419,226	Qatar National Bank QPSC (Banks)	1,714,440

		7,242,713

Russia – 0.0%
106,118	PhosAgro PJSC, GDR (Materials)*(c)	—
683	PhosAgro PJSC NPV (Materials)(c)	—
18,426	Polyus PJSC, GDR (Materials)*(c)	—
2,789,380	Sberbank of Russia PJSC (Banks)(c)	—
	VTB Bank PJSC (Banks)*(c)	—

		—

Saudi Arabia – 3.8%
69,667	Abdullah Al Othaim Markets Co. (Consumer Staples Distribution & Retail)	242,065
148,351	Al Hammadi Holding (Health Care Equipment & Services)	2,135,343
233,894	Al Rajhi Bank (Banks)	4,186,835
186,232	Aldrees Petroleum and Transport Services Co. (Energy)	5,845,311
867,984	Arab National Bank (Banks)	5,497,201
244,834	Bawan Co. (Capital Goods)	2,103,869
61,183	Bupa Arabia for Cooperative Insurance Co. (Insurance)	3,473,712

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Saudi Arabia – (continued)
47,134	Dr Sulaiman Al Habib Medical Services Group Co. (Health Care Equipment & Services)	$3,165,922
19,339	Kingdom Holding Co. (Financial Services)	36,566
3,225	Mouwasat Medical Services Co. (Health Care Equipment & Services)	85,963
1,226,020	Riyad Bank (Banks)	8,676,520
2,132,534	Saudi Arabian Oil Co. (Energy)(b)	18,946,200
812,606	Saudi Awwal Bank (Banks)	7,255,850
36,010	Saudi Cement Co. (Materials)	477,005
156,701	Saudi Industrial Services Co. (Transportation)	1,050,493
214,041	Saudi Investment Bank (The) (Banks)	839,008
11,008	Saudi Tadawul Group Holding Co. (Financial Services)	488,284

		64,506,147

South Africa – 2.3%
87,270	Bidvest Group Ltd. (The) (Capital Goods)	1,235,289
5,511,396	FirstRand Ltd. (Financial Services)	18,169,403
83,996	Gold Fields Ltd. ADR (Materials)	1,093,628
289,060	Investec Ltd. (Financial Services)	1,581,513
43,779	Kumba Iron Ore Ltd. (Materials)	1,159,970
165,639	Nedbank Group Ltd. (Banks)	1,782,547
3,420,657	Old Mutual Ltd. (Insurance)	2,174,905
125,647	Remgro Ltd. (Financial Services)	971,333
2,959,946	Sanlam Ltd. (Insurance)	10,381,847
44,198	Sun International Ltd. (Consumer Services)	88,929

		38,639,364

South Korea – 12.6%
163,951	DB Insurance Co. Ltd. (Insurance)	10,666,475
41,188	DGB Financial Group, Inc. (Banks)	239,889
4,036	Ecopro Co. Ltd. (Materials)	1,864,931
127,978	GS Holdings Corp. (Capital Goods)	3,737,197
19,715	HAESUNG DS Co. Ltd. (Semiconductors & Semiconductor Equipment)	648,699
475,560	Hana Financial Group, Inc. (Banks)	13,827,755
21,823	Hana Micron, Inc. (Semiconductors & Semiconductor Equipment)	396,586
63,424	Hankook Tire & Technology Co. Ltd. (Automobiles & Components)	1,799,436
179,454	Hanmi Semiconductor Co. Ltd. (Semiconductors & Semiconductor Equipment)	7,031,444
26,071	Hanwha Aerospace Co. Ltd. (Capital Goods)	1,960,044
124,164	HD Hyundai Construction Equipment Co. Ltd. (Capital Goods)	4,098,216
265,970	HD Hyundai Infracore Co. Ltd. (Capital Goods)	1,319,690

Shares	Description	Value

Common Stocks – (continued)

South Korea – (continued)
52,314	HD Korea Shipbuilding & Offshore Engineering Co. Ltd. (Capital Goods)*	$3,509,385
4,677	Hyosung TNC Corp. (Materials)	1,239,599
91,863	Hyundai Marine & Fire Insurance Co. Ltd. (Insurance)	2,142,886
5,978	Hyundai Mobis Co. Ltd. (Automobiles & Components)	925,782
59,036	Hyundai Motor Co. (Automobiles & Components)	7,437,601
136,667	Hyundai Steel Co. (Materials)	3,323,523
121,348	JB Financial Group Co. Ltd. (Banks)	907,689
646,792	KB Financial Group, Inc. (Banks)	24,654,590
504,269	Kia Corp. (Automobiles & Components)	28,809,618
33,651	Korea Investment Holdings Co. Ltd. (Financial Services)	1,257,996
65,266	Korean Reinsurance Co. (Insurance)	429,284
8,191	LIG Nex1 Co. Ltd. (Capital Goods)	529,813
204,980	Meritz Financial Group, Inc. (Financial Services)*	7,628,868
21,374	POSCO Holdings, Inc. (Materials)	6,543,120
21,336	Posco International Corp. (Capital Goods)	795,836
46,208	Samsung C&T Corp. (Capital Goods)	3,653,469
1,247,923	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	62,115,215
1,502	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	287,216
19,262	Samsung Securities Co. Ltd. (Financial Services)	504,594
3,543	SeAH Steel Holdings Corp. (Materials)	526,070
5,907	Sebang Global Battery Co. Ltd. (Automobiles & Components)	216,540
194,575	Seoul Semiconductor Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,455,970
362,326	Shinhan Financial Group Co. Ltd. (Banks)	9,313,307
8,342	SNT Motiv Co. Ltd. (Automobiles & Components)	250,075
23,785	TechWing, Inc. (Semiconductors & Semiconductor Equipment)	153,492
12,799	Worldex Industry & Trading Co. Ltd. (Semiconductors & Semiconductor Equipment)	211,786

		216,413,686

Taiwan – 14.8%
445,455	Advantech Co. Ltd. (Technology Hardware & Equipment)	4,574,708
40,000	AP Memory Technology Corp. (Semiconductors & Semiconductor Equipment)	444,500

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
617,000	Ardentec Corp. (Semiconductors & Semiconductor Equipment)	$1,241,749
6,094,000	ASE Technology Holding Co. Ltd. (Semiconductors & Semiconductor Equipment)	21,334,979
46,000	Asia Vital Components Co. Ltd. (Technology Hardware & Equipment)	406,466
25,000	AURAS Technology Co. Ltd. (Technology Hardware & Equipment)	221,185
1,184,000	Brighton-Best International Taiwan, Inc. (Capital Goods)	1,216,782
1,375,000	Catcher Technology Co. Ltd. (Technology Hardware & Equipment)	7,713,607
1,419,000	Chicony Electronics Co. Ltd. (Technology Hardware & Equipment)	5,462,789
338,000	China Motor Corp. (Automobiles & Components)	906,224
1,617,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	3,396,534
11,067,000	Compal Electronics, Inc. (Technology Hardware & Equipment)	9,626,467
59,000	Depo Auto Parts Ind Co. Ltd. (Automobiles & Components)	237,535
1,304,000	Elitegroup Computer Systems Co. Ltd. (Technology Hardware & Equipment)	1,032,232
6,000	eMemory Technology, Inc. (Semiconductors & Semiconductor Equipment)	375,909
232,000	Everlight Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	317,871
2,634,000	Getac Holdings Corp. (Technology Hardware & Equipment)	5,906,525
513,000	Gigabyte Technology Co. Ltd. (Technology Hardware & Equipment)	3,485,292
1,082,000	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	3,229,461
442,000	IEI Integration Corp. (Technology Hardware & Equipment)	936,960
203,812	Innodisk Corp. (Technology Hardware & Equipment)	1,882,485
371,000	ITE Technology, Inc. (Semiconductors & Semiconductor Equipment)	1,870,467
123,000	King Yuan Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	291,412

Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
4,013,000	Lite-On Technology Corp. (Technology Hardware & Equipment)	$12,494,525
184,000	Materials Analysis Technology, Inc. (Semiconductors & Semiconductor Equipment)	1,173,250
884,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	23,071,836
1,142,000	Micro-Star International Co. Ltd. (Technology Hardware & Equipment)	5,846,277
835,000	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	11,759,367
1,198,000	Pegatron Corp. (Technology Hardware & Equipment)	2,795,680
1,682,000	Primax Electronics Ltd. (Technology Hardware & Equipment)	3,592,300
2,474,000	Quanta Computer, Inc. (Technology Hardware & Equipment)	14,607,254
1,268,000	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	4,860,224
707,000	Sino-American Silicon Products, Inc. (Semiconductors & Semiconductor Equipment)	3,579,114
2,961,000	Supreme Electronics Co. Ltd. (Technology Hardware & Equipment)	5,086,405
121,000	Synnex Technology International Corp. (Technology Hardware & Equipment)	256,799
4,767,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	77,857,118
1,059,000	Taiwan Surface Mounting Technology Corp. (Technology Hardware & Equipment)	2,992,754
923,000	Ton Yi Industrial Corp. (Materials)	447,868
591,000	Tung Ho Steel Enterprise Corp. (Materials)	1,186,328
808,000	Wistron Corp. (Technology Hardware & Equipment)	2,253,109
1,291,000	WPG Holdings Ltd. (Technology Hardware & Equipment)	2,856,760

		252,829,107

Thailand – 1.8%
2,898,400	Bumrungrad Hospital PCL (Health Care Equipment & Services)	20,948,193
7,783,000	Krung Thai Bank PCL (Banks)	4,069,452
136,900	PTT Exploration & Production PCL (Energy)	625,199
4,292,200	PTT PCL (Energy)	3,972,836

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Thailand – (continued)
39,350,900	TMBThanachart Bank PCL (Banks)	$1,828,008

		31,443,688

Turkey – 0.6%
109,825	KOC Holding AS (Capital Goods)	530,525
47,401	Migros Ticaret AS (Consumer Staples Distribution & Retail)	565,245
875,710	Turk Hava Yollari AO (Transportation)*	6,719,521
3,408,736	Turkiye Is Bankasi AS, Class C (Banks)	2,533,762

		10,349,053

United Arab Emirates – 0.9%
249,758	Abu Dhabi Commercial Bank PJSC (Banks)	546,027
405,655	Abu Dhabi Islamic Bank PJSC (Banks)	1,137,557
3,845,956	Air Arabia PJSC (Transportation)	2,743,372
298,083	Deyaar Development PJSC (Real Estate Management & Development)*	47,782
218,861	Dubai Islamic Bank PJSC (Banks)	321,767
2,110,429	Emirates NBD Bank PJSC (Banks)	9,739,116

		14,535,621

TOTAL COMMON STOCKS (Cost $1,633,429,052)		1,673,772,245

Shares	Description	Rate	Value

Preferred Stocks – 2.2%

Brazil – 1.6%
1,025,700	Gerdau SA (Materials)	14.60%	4,428,916
421,900	Itausa SA (Banks)	8.56	723,006
4,069,600	Marcopolo SA (Capital Goods)	7.14	4,229,623
2,676,600	Petroleo Brasileiro SA (Energy)	10.47	18,443,018

			27,824,563

South Korea – 0.6%
284,543	Mirae Asset Securities Co. Ltd. (Financial Services)	5.70	737,862

Shares	Description	Rate	Value

Preferred Stocks – (continued)

South Korea – (continued)
208,410	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	2.60%	$8,320,712

			9,058,574

TOTAL PREFERRED STOCKS (Cost $34,996,577)			36,883,137

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $1,668,425,629)			1,710,655,382

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.0%(d)

Goldman Sachs Financial Square Government Fund – Institutional Shares
344,000	5.258%	344,000
(Cost $344,000)

TOTAL INVESTMENTS – 99.9% (Cost $1,668,769,629)		$1,710,999,382

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		2,371,788

NET ASSETS – 100.0%		$1,713,371,170

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued) October 31, 2023

% of
Market
Sector Name	Value

Financials	25.0%

Information Technology	21.6

Consumer Discretionary	13.6

Industrials	8.4

Communication Services	7.0

Materials	7.0

Health Care	6.9

Energy	6.2

Consumer Staples	3.9

Real Estate	0.3

Utilities	0.1

Securities Lending Reinvestment Vehicle	0.0

TOTAL INVESTMENTS	100.0%

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments October 31, 2023

Shares	Description	Value

Common Stocks – 97.5%

Australia – 7.3%
587,021	ANZ Group Holdings Ltd. (Banks)	$9,256,723
20,155	ASX Ltd. (Financial Services)	720,090
566,337	BHP Group Ltd. (Materials)	16,031,575
187,133	BlueScope Steel Ltd. (Materials)	2,243,250
535,371	Brambles Ltd. (Commercial & Professional Services)	4,468,076
358,971	Challenger Ltd. (Financial Services)	1,338,481
38,428	Cochlear Ltd. (Health Care Equipment & Services)	5,890,020
206,287	Coles Group Ltd. (Consumer Staples Distribution & Retail)	2,002,158
189,728	Commonwealth Bank of Australia (Banks)	11,671,292
217,937	CSR Ltd. (Materials)	778,731
437,345	Deterra Royalties Ltd. (Materials)	1,306,791
275,801	Emerald Resources NL (Materials)*	451,739
1,610,787	Glencore PLC (Materials)	8,532,073
1,668,198	Insurance Australia Group Ltd. (Insurance)	6,018,089
15,624	Macquarie Group Ltd. (Financial Services)	1,605,991
14,745	National Australia Bank Ltd. (Banks)	264,146
142,163	Northern Star Resources Ltd. (Materials)	1,041,029
880,664	Perseus Mining Ltd. (Materials)	940,954
1,136,006	Ramelius Resources Ltd. (Materials)	1,179,882
511,322	Regis Resources Ltd. (Materials)*	553,534
25,601	Rio Tinto PLC ADR (Materials)	1,647,168
4,218,409	Scentre Group REIT (Equity Real Estate Investment Trusts (REITs))	6,535,131
594,495	Stockland REIT (Equity Real Estate Investment Trusts (REITs))	1,341,741
340,612	Suncorp Group Ltd. (Insurance)	2,899,170
399,149	Technology One Ltd. (Software & Services)	3,701,626
1,093,459	Telstra Group Ltd. (Telecommunication Services)	2,651,508
1,024,060	Vicinity Ltd. REIT (Equity Real Estate Investment Trusts (REITs))	1,109,192
308,816	Westgold Resources Ltd. (Materials)*	404,208
85,791	Woodside Energy Group Ltd. (Energy)	1,868,511
458,431	Woolworths Group Ltd. (Consumer Staples Distribution & Retail)	10,261,875

		108,714,754

Austria – 0.6%
48,497	BAWAG Group AG (Banks)*(a)	2,160,078
125,487	Erste Group Bank AG (Banks)	4,493,600
127,521	Raiffeisen Bank International AG (Banks)*	1,847,494

		8,501,172

Shares	Description	Value

Common Stocks – (continued)

Belgium – 0.2%
108,048	Euronav NV (Energy)	$1,930,961
20,793	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	1,520,801

		3,451,762

China – 0.7%
228,128	Prosus NV (Consumer Discretionary Distribution & Retail)*	6,379,737
3,414,100	Yangzijiang Shipbuilding Holdings Ltd. (Capital Goods)	3,618,889

		9,998,626

Denmark – 3.8%
704	AP Moller – Maersk A/S, Class A (Transportation)	1,149,464
26,139	Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	7,389,049
98,440	Jyske Bank A/S (Banks)*	6,937,498
355,735	Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	34,319,974
45,015	Pandora A/S (Consumer Durables & Apparel)	5,105,627
10,466	Sydbank AS (Banks)	454,639
10,313	Topdanmark AS (Insurance)	462,271

		55,818,522

Finland – 1.4%
97,540	Kesko OYJ, Class B (Consumer
	Staples Distribution & Retail)	1,649,548
23,834	Konecranes OYJ (Capital Goods)	781,475
151,107	Mandatum OYJ (Insurance)*	583,905
1,181,814	Nordea Bank Abp (Banks)	12,447,123
120,378	Sampo OYJ, Class A (Insurance)	4,734,327

		20,196,378

France – 10.1%
151,283	Air Liquide SA (Materials)	25,922,704
58,099	Airbus SE (Capital Goods)	7,789,700
6,879	Arkema SA (Materials)	644,582
683,242	CGG SA (Energy)*	483,444
31,567	Cie de Saint-Gobain SA (Capital Goods)	1,718,324
42,483	Cie Generale des Etablissements Michelin SCA (Automobiles & Components)	1,262,105
41,103	Dassault Aviation SA (Capital Goods)	8,170,838
188,012	Dassault Systemes (Software & Services)	7,744,854
105,753	Eiffage SA (Capital Goods)	9,597,153
564,395	Engie SA (Utilities)	8,976,647
10,910	Hermes International SCA (Consumer Durables & Apparel)	20,356,176
38,878	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	4,595,089
35,922	Klepierre SA REIT (Equity Real Estate Investment Trusts (REITs))	872,322
140,535	Legrand SA (Capital Goods)	12,157,184

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

France – (continued)
7,996	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)	$5,724,585
11,347	Nexans SA (Capital Goods)	803,813
250,514	Rexel SA (Capital Goods)	5,116,197
79,173	Safran SA (Capital Goods)	12,368,380
24,787	SCOR SE (Insurance)	740,003
51,296	Thales SA (Capital Goods)	7,570,147
45,884	TotalEnergies SE (Energy)	3,067,691
128,276	Veolia Environnement SA (Utilities)	3,514,817

		149,196,755

Germany – 9.5%
16,630	Allianz SE (Insurance)	3,895,457
33,693	Bayer AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,455,827
48,815	Bayerische Motoren Werke AG (Automobiles & Components)	4,540,012
79,376	Brenntag SE (Capital Goods)	5,902,533
173,647	Commerzbank AG (Banks)	1,872,880
212,563	Deutsche Bank AG (Financial Services)	2,339,162
419,759	Deutsche Telekom AG (Telecommunication Services)	9,110,316
1,653,971	E.ON SE (Utilities)	19,679,169
96,809	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	2,490,248
67,112	GEA Group AG (Capital Goods)	2,295,261
36,689	Hannover Rueck SE (Insurance)	8,101,431
232,922	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	6,803,708
26,525	MTU Aero Engines AG (Capital Goods)	4,985,556
58,165	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Insurance)	23,342,092
8,216	Nemetschek SE (Software & Services)	613,928
23,735	RWE AG (Utilities)	908,231
231,880	SAP SE (Software & Services)	31,102,630
72,231	Siemens AG (Capital Goods)	9,584,979
132,517	TeamViewer SE (Software & Services)*(a)	2,038,928
281,784	Telefonica Deutschland Holding AG (Telecommunication Services)	479,055

		141,541,403

Hong Kong – 1.6%
1,948,600	AIA Group Ltd. (Insurance)	16,921,268
95,400	Jardine Matheson Holdings Ltd. (Capital Goods)	3,844,620
458,000	Swire Pacific Ltd., Class A (Real Estate Management & Development)	2,925,632

		23,691,520

Shares	Description	Value

Common Stocks – (continued)

Israel – 0.0%
37,715	Plus500 Ltd. (Financial Services)	$646,813

Italy – 1.7%
31,368	Banca Generali SpA (Financial Services)	1,017,561
735,550	Banca Mediolanum SpA (Financial Services)	6,006,180
800,638	Banco BPM SpA (Banks)	4,096,339
427,230	BPER Banca (Banks)	1,390,271
209,913	Hera SpA (Utilities)	590,505
69,711	Prysmian SpA (Capital Goods)	2,610,470
17,550	Recordati Industria Chimica e Farmaceutica SpA (Pharmaceuticals, Biotechnology & Life Sciences)	811,765
535,847	Saipem SpA (Energy)*	816,539
162,384	UniCredit SpA (Banks)	4,070,907
717,364	Unipol Gruppo SpA (Insurance)	3,886,381

		25,296,918

Japan – 22.7%
27,000	Air Water, Inc. (Materials)	340,435
384,800	Aisin Corp. (Automobiles & Components)	13,404,461
62,100	Alfresa Holdings Corp. (Health Care Equipment & Services)	983,701
179,400	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	2,269,388
232,900	Chubu Electric Power Co., Inc. (Utilities)	2,814,400
189,300	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	4,938,319
7,500	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	206,293
35,200	Exedy Corp. (Automobiles & Components)	587,713
132,100	Fujikura Ltd. (Capital Goods)	948,757
15,300	Fujitsu Ltd. (Software & Services)	1,982,078
1,691,300	Honda Motor Co. Ltd. (Automobiles & Components)	17,333,750
132,500	Hulic Co. Ltd. (Real Estate Management & Development)	1,214,778
270,500	Isetan Mitsukoshi Holdings Ltd. (Consumer Discretionary Distribution & Retail)	3,051,500
51,800	Isuzu Motors Ltd. (Automobiles & Components)	577,604
125,500	ITOCHU Corp. (Capital Goods)	4,520,639
39,300	Itoki Corp. (Commercial & Professional Services)	378,450
233,000	J Front Retailing Co. Ltd. (Consumer Discretionary Distribution & Retail)	2,221,259
716	Japan Metropolitan Fund Invest REIT (Equity Real Estate Investment Trusts (REITs))	462,068

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
814,200	JFE Holdings, Inc. (Materials)	$11,344,142
158,700	JGC Holdings Corp. (Capital Goods)	1,954,705
43,100	Kamigumi Co. Ltd. (Transportation)	874,350
60,500	Kandenko Co. Ltd. (Capital Goods)	560,613
254,300	KDDI Corp. (Telecommunication Services)	7,607,319
36,500	Kinden Corp. (Capital Goods)	552,882
16,900	Kobayashi Pharmaceutical Co. Ltd. (Household & Personal Products)	697,687
705,400	Kobe Steel Ltd. (Materials)	8,340,268
28,000	Mars Group Holdings Corp. (Consumer Durables & Apparel)	480,697
655,900	Mazda Motor Corp. (Automobiles & Components)	6,339,923
69,000	Medipal Holdings Corp. (Health Care Equipment & Services)	1,160,096
748,500	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	9,581,040
1,974,900	Mitsubishi HC Capital, Inc. (Financial Services)	13,018,994
372,500	Mitsubishi UFJ Financial Group, Inc. (Banks)	3,124,957
210,900	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	4,571,228
182,900	MS&AD Insurance Group Holdings, Inc. (Insurance)	6,701,554
45,500	NEC Corp. (Software & Services)	2,190,854
16,900	Nikkon Holdings Co. Ltd. (Transportation)	358,597
29,900	NIPPON EXPRESS HOLDINGS, Inc. (Transportation)	1,536,723
265,200	Nippon Steel Corp. (Materials)	5,720,062
6,847,400	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	8,057,854
305,500	Nippon Yusen KK (Transportation)	7,474,745
1,803,900	Nissan Motor Co. Ltd. (Automobiles & Components)	6,941,379
52,500	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	1,226,194
19,800	NS United Kaiun Kaisha Ltd. (Transportation)	562,825
414,000	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	7,149,570
5,500	Oriental Land Co. Ltd. (Consumer Services)	177,900
699,800	ORIX Corp. (Financial Services)	12,726,809
15,200	Otsuka Corp. (Software & Services)	609,438
255,400	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	8,593,179

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
34,700	Pola Orbis Holdings, Inc. (Household & Personal Products)	$348,552
29,200	Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)*	383,560
85,200	Rengo Co. Ltd. (Materials)	564,231
51,700	Sankyo Co. Ltd. (Consumer Durables & Apparel)	2,148,542
625,200	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	5,422,702
180,600	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	8,396,481
364,100	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	4,987,032
266,400	Sekisui House Ltd. (Consumer Durables & Apparel)	5,216,845
121,600	Seven & i Holdings Co. Ltd. (Consumer Staples Distribution & Retail)	4,455,267
130,500	SKY Perfect JSAT Holdings, Inc. (Media & Entertainment)	604,012
214,000	SoftBank Group Corp. (Telecommunication Services)	8,764,171
238,800	Sompo Holdings, Inc. (Insurance)	10,344,808
249,400	Subaru Corp. (Automobiles & Components)	4,317,188
139,100	SUMCO Corp. (Semiconductors & Semiconductor Equipment)	1,797,471
321,600	Sumitomo Heavy Industries Ltd. (Capital Goods)	7,361,345
36,700	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	1,376,133
523,100	Sumitomo Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,597,369
366,200	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	9,189,401
63,100	Suzuken Co. Ltd. (Health Care Equipment & Services)	1,932,742
32,000	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,267,139
500,500	Takashimaya Co. Ltd. (Consumer Discretionary Distribution & Retail)	6,806,381
17,300	TIS, Inc. (Software & Services)	370,477
140,400	Tokai Tokyo Financial Holdings, Inc. (Financial Services)	476,871
6,700	Token Corp. (Consumer Durables & Apparel)	351,618
338,500	Tokio Marine Holdings, Inc. (Insurance)	7,573,002
21,300	Tokyo Century Corp. (Financial Services)	820,662

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
68,300	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	$9,025,004
19,900	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	930,234
49,400	Tokyo Steel Manufacturing Co. Ltd. (Materials)	570,970
1,850,500	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	10,781,618
254,500	TOPPAN Holdings, Inc. (Commercial & Professional Services)	5,869,757
25,300	Towa Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	465,074
24,200	Toyota Boshoku Corp. (Automobiles & Components)	420,860
288,100	Toyota Motor Corp. (Automobiles & Components)	5,039,949
97,800	Toyota Tsusho Corp. (Capital Goods)	5,206,509
66,900	Trend Micro, Inc. (Software & Services)	2,521,101
43,700	UBE Corp. (Materials)	672,927
33,300	Yamaichi Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	385,163

		337,235,345

Netherlands – 4.9%
16,861	ABN AMRO Bank NV (Banks)(a)	227,094
184,980	Aegon Ltd. (Insurance)	899,608
45,083	ASML Holding NV (Semiconductors & Semiconductor Equipment)	27,100,333
36,566	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	3,777,260
31,188	EXOR NV (Financial Services)	2,676,843
32,367	Fugro NV (Capital Goods)*	534,605
18,823	Heineken Holding NV (Food, Beverage & Tobacco)	1,432,121
545,108	Koninklijke Ahold Delhaize NV (Consumer Staples Distribution & Retail)	16,141,635
20,271	Koninklijke Vopak NV (Energy)	683,481
597,707	Shell PLC (Energy)	19,525,688

		72,998,668

New Zealand – 0.3%
56,076	Xero Ltd. (Software & Services)*	3,833,764

Norway – 0.5%
465,005	Aker Solutions ASA (Energy)	1,856,885
87,848	Hoegh Autoliners ASA (Transportation)	710,116

Shares	Description	Value

Common Stocks – (continued)

Norway – (continued)
24,475	Kongsberg Gruppen ASA (Capital Goods)	$999,797
2,761,200	PGS ASA (Energy)*	2,509,205
80,273	TGS ASA (Energy)(b)	1,097,797

		7,173,800

Portugal – 0.2%
78,544	Jeronimo Martins SGPS SA (Consumer Staples Distribution & Retail)	1,810,824
123,377	Navigator Co. SA (The) (Materials)	491,145

		2,301,969

Singapore – 1.0%
307,532	Hafnia Ltd. (Energy)	2,020,947
76,180	Keppel REIT (Equity Real Estate Investment Trusts (REITs))	44,235
380,900	Keppel Corp. Ltd. (Capital Goods)	1,729,037
51,200	Oversea-Chinese Banking Corp. Ltd. (Banks)	474,681
1,033,600	Sembcorp Industries Ltd. (Utilities)	3,467,632
583,400	Singapore Exchange Ltd. (Financial Services)	4,039,265
132,100	United Overseas Bank Ltd. (Banks)	2,605,633

		14,381,430

South Africa – 0.2%
103,138	Anglo American PLC (Materials)	2,627,918

Spain – 2.9%
179,780	Amadeus IT Group SA (Consumer Services)	10,260,558
735,108	Banco de Sabadell SA (Banks)	914,030
1,288,514	Banco Santander SA (Banks)(b)	4,739,075
916,696	Bankinter SA (Banks)	5,796,696
280,600	Iberdrola SA (Utilities)	3,120,841
455,722	Industria de Diseno Textil SA (Consumer Discretionary Distribution & Retail)(b)	15,730,614
64,175	Repsol SA (Energy)	939,661
739,035	Unicaja Banco SA (Banks)(a)	770,012

		42,271,487

Sweden – 5.1%
25,605	Avanza Bank Holding AB (Financial Services)	432,850
77,693	Essity AB, Class B (Household & Personal Products)	1,771,546
11,741	Evolution AB (Consumer Services)(a)	1,046,187
93,975	Fortnox AB (Software & Services)	372,510
522,828	Hexagon AB, Class B (Technology Hardware & Equipment)	4,260,858
203,120	Investor AB, Class A (Financial Services)	3,697,055
925,524	Investor AB, Class B (Financial Services)	16,989,939
114,460	Saab AB, Class B (Capital Goods)	5,879,973
417,526	Skandinaviska Enskilda Banken AB, Class A (Banks)	4,659,388

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Sweden – (continued)
476,951	SKF AB, Class B (Capital Goods)	$7,732,551
424,996	SSAB AB, Class B (Materials)	2,465,635
558,846	Svenska Handelsbanken AB, Class A (Banks)	4,764,551
48,119	Swedbank AB, Class A (Banks)	790,274
111,744	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	2,298,821
221,184	Trelleborg AB, Class B (Capital Goods)	5,593,542
607,457	Volvo AB, Class B (Capital Goods)	12,036,879
313,099	Volvo Car AB, Class B (Automobiles & Components)*	1,079,908

		75,872,467

Switzerland – 5.3%
569,741	ABB Ltd. (Capital Goods)	19,141,998
3,382	Baloise Holding AG (Insurance)	485,607
167	Chocoladefabriken Lindt & Spruengli AG (Food, Beverage & Tobacco)	1,848,893
58,108	Dufry AG (Consumer Discretionary Distribution & Retail)*	2,036,934
195,268	Julius Baer Group Ltd. (Financial Services)	11,571,914
258,003	Novartis AG (Pharmaceuticals, Biotechnology & Life Sciences)	24,154,129
4,187	Sika AG (Materials)	1,001,989
20,138	Temenos AG (Software & Services)	1,450,855
477,929	UBS Group AG (Financial Services)	11,229,631
10,373	Zurich Insurance Group AG (Insurance)	4,927,098

		77,849,048

United Kingdom – 9.7%
95,684	AstraZeneca PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)(c)	6,050,099
1,548,938	Aviva PLC (Insurance)	7,502,396
107,040	Babcock International Group PLC (Capital Goods)*	509,300
391,985	BAE Systems PLC (Capital Goods)	5,270,784
466,581	Barclays PLC (Banks)	748,885
149,729	Beazley PLC (Insurance)	937,958
17,859	Berkeley Group Holdings PLC (Consumer Durables & Apparel)	877,889
368,115	BP PLC ADR (Energy)	13,465,647
732,260	British American Tobacco PLC (Food, Beverage & Tobacco)	21,874,413
1,950,641	Centrica PLC (Utilities)	3,734,114
146,500	CK Hutchison Holdings Ltd. (Capital Goods)	741,625
518,723	Compass Group PLC (Consumer Services)	13,077,735
263,019	Direct Line Insurance Group PLC (Insurance)*	484,944
56,472	Hiscox Ltd. (Insurance)	643,833

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
162,238	Imperial Brands PLC (Food, Beverage & Tobacco)	$3,456,352
68,092	Inchcape PLC (Consumer Discretionary Distribution & Retail)	552,055
607,935	Informa PLC (Media & Entertainment)	5,267,445
61,239	Intermediate Capital Group PLC (Financial Services)	974,987
312,329	JD Sports Fashion PLC (Consumer Discretionary Distribution & Retail)	485,621
1,059,875	M&G PLC (Financial Services)	2,559,427
595,321	Man Group PLC (Financial Services)	1,591,675
1,191,063	Marks & Spencer Group PLC (Consumer Staples Distribution & Retail)*	3,145,106
126,750	Melrose Industries PLC (Capital Goods)	721,687
1,207,491	National Grid PLC (Utilities)	14,396,898
2,858,824	NatWest Group PLC (Banks)	6,220,282
57,800	Next PLC (Consumer Discretionary Distribution & Retail)	4,846,098
3,049,597	Rolls-Royce Holdings PLC (Capital Goods)*	8,027,237
243,203	Sage Group PLC (The) (Software & Services)	2,873,160
410,542	Smiths Group PLC (Capital Goods)	8,053,050
32,438	Spectris PLC (Technology Hardware & Equipment)	1,225,734
381,210	Standard Chartered PLC (Banks)	2,922,868
488,415	Taylor Wimpey PLC (Consumer Durables & Apparel)	659,675
59,708	Vistry Group PLC (Consumer Durables & Apparel)	514,643

		144,413,622

United States – 7.8%
90,836	CRH PLC (Materials)	4,866,084
27,929	Experian PLC (Commercial & Professional Services)	847,333
71,898	GSK PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	2,566,759
76,848	Holcim AG (Materials)*	4,751,340
283,501	Nestle SA (Food, Beverage & Tobacco)	30,572,402
88,745	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	22,870,442
228,600	Samsonite International SA (Consumer Durables & Apparel)*(a)	708,002
168,386	Sanofi SA (Pharmaceuticals, Biotechnology & Life Sciences)	15,290,508
111,759	Schneider Electric SE (Capital Goods)	17,194,949
69,732	Signify NV (Capital Goods)(a)	1,807,652
283,508	Stellantis NV (Automobiles & Components)	5,296,599

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
33,184	Swiss Re AG (Insurance)	$3,625,778
387,176	Tenaris SA (Energy)	6,176,804

		116,574,652

TOTAL COMMON STOCKS (Cost $1,418,282,108)		1,444,588,793

Shares	Description	Rate	Value

Preferred Stocks – 0.6%

Germany – 0.6%
27,159	Bayerische Motoren Werke AG (Automobiles & Components)	10.62%	2,309,321
95,309	Henkel AG & Co. KGaA (Household & Personal Products)	2.72	6,875,128

TOTAL PREFERRED STOCKS (Cost $9,590,127)			9,184,449

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $1,427,872,235)			1,453,773,242

	Dividend Rate

Securities Lending Reinvestment Vehicle – 1.3%(d)

Goldman Sachs Financial Square Government Fund – Institutional Shares
19,690,260	5.258%	19,690,260
(Cost $19,690,260)

TOTAL INVESTMENTS – 99.4% (Cost $1,447,562,495)		$1,473,463,502

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		9,244,502

NET ASSETS – 100.0%		$1,482,708,004

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	All or a portion of security is on loan.
(c)	All or a portion of the security has been segregated as collateral for futures contracts.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

% of
Market
Sector Name	Value

Financials	21.3%

Industrials	16.6

Consumer Discretionary	12.5

Health Care	11.0

Information Technology	8.5

Consumer Staples	7.3

Materials	7.2

Utilities	4.2

Energy	3.8

Real Estate	3.4

Communication Services	2.9

Securities Lending Reinvestment Vehicle	1.3

TOTAL INVESTMENTS	100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	46	12/15/23	$1,980,976	$8,444
FTSE 100 Index	8	12/15/23	712,546	(5,497)
Hang Seng Index	2	11/29/23	219,086	1,445
MSCI Singapore Index	3	11/29/23	59,588	(199)
SPI 200 Index	3	12/21/23	322,710	(1,237)
TOPIX Index	7	12/07/23	1,040,937	12,503

Total Futures Contracts				$15,459

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments October 31, 2023

Shares	Description	Value

Common Stocks – 96.5%

Australia – 8.2%
355,875	AGL Energy Ltd. (Utilities)	$2,432,743
911,092	Altium Ltd. (Software & Services)	22,980,960
4,086,748	AMP Ltd. (Financial Services)	2,722,968
152,362	AUB Group Ltd. (Insurance)	2,616,591
2,089,703	Boral Ltd. (Materials)*	5,990,725
634,429	BWP Trust REIT (Equity Real Estate Investment Trusts (REITs))	1,312,012
247,275	Capricorn Metals Ltd. (Materials)*	735,739
192,821	Centuria Industrial REIT REIT (Equity Real Estate Investment Trusts (REITs))	348,975
167,009	Cettire Ltd. (Consumer Discretionary Distribution & Retail)*	272,799
1,534,544	Challenger Ltd. (Financial Services)	5,721,795
123,291	Champion Iron Ltd. (Materials)	560,790
5,046,345	Charter Hall Group REIT (Equity Real Estate Investment Trusts (REITs))	27,956,679
5,042,114	Charter Hall Retail REIT (Equity Real Estate Investment Trusts (REITs))	9,797,511
3,897,747	CSR Ltd. (Materials)	13,927,409
4,931,936	Deterra Royalties Ltd. (Materials)	14,736,673
886,415	Gold Road Resources Ltd. (Materials)	1,053,677
3,110,831	GrainCorp Ltd., Class A (Consumer Staples Distribution & Retail)	13,748,776
1,837,085	Helia Group Ltd. (Financial Services)	4,224,830
150,007	Incitec Pivot Ltd. (Materials)	261,865
959,467	Karoon Energy Ltd. (Energy)*	1,545,037
91,476	McMillan Shakespeare Ltd. (Commercial & Professional Services)	974,884
755,164	New Hope Corp. Ltd. (Energy)	2,779,072
1,718,707	Nine Entertainment Co. Holdings Ltd. (Media & Entertainment)	2,025,308
40,919	NRW Holdings Ltd. (Capital Goods)	65,360
238,608	Paladin Energy Ltd. (Energy)*	143,787
2,906,565	Perenti Ltd. (Materials)*	1,965,355
9,880,112	Perseus Mining Ltd. (Materials)	10,556,505
279,014	Premier Investments Ltd. (Consumer Discretionary Distribution & Retail)	4,045,786
5,015,664	Ramelius Resources Ltd. (Materials)	5,209,383
3,394,293	Regis Resources Ltd. (Materials)*	3,674,510
1,068,442	Resolute Mining Ltd. (Materials)*	241,317
730,464	Seven Group Holdings Ltd. (Capital Goods)	12,908,486
284,421	Silver Lake Resources Ltd. (Materials)*	187,079
356,739	Stanmore Resources Ltd. (Materials)*	864,440

Shares	Description	Value

Common Stocks – (continued)

Australia – (continued)
550,470	Steadfast Group Ltd. (Insurance)	$1,892,926
23,538,299	Tabcorp Holdings Ltd. (Consumer Services)	11,614,500
2,985,690	Technology One Ltd. (Software & Services)	27,688,680
4,872,268	Waypoint REIT Ltd. REIT (Equity Real Estate Investment Trusts (REITs))	6,580,188
2,307,232	Webjet Ltd. (Consumer Services)*	8,965,870
2,163,821	Whitehaven Coal Ltd. (Energy)	10,192,219

		245,524,209

Austria – 1.2%
474,294	BAWAG Group AG (Banks)*(a)	21,125,264
26,379	Kontron AG (Software & Services)(b)	531,706
385,252	Raiffeisen Bank International AG (Banks)*	5,581,440
378,130	Wienerberger AG (Materials)	9,160,947

		36,399,357

Belgium – 1.4%
43,597	Aedifica SA REIT (Equity Real Estate Investment Trusts (REITs))	2,378,460
49,721	Cofinimmo SA REIT (Equity Real Estate Investment Trusts (REITs))	3,091,927
228,896	Colruyt Group NV (Consumer Staples Distribution & Retail)	9,472,985
1,001,924	Euronav NV (Energy)	17,905,708
59,153	KBC Ancora (Banks)	2,237,448
84,933	Melexis NV (Semiconductors & Semiconductor Equipment)	6,252,402
168,600	Proximus SADP (Telecommunication Services)	1,397,445

		42,736,375

China – 1.0%
28,336,300	Yangzijiang Shipbuilding Holdings Ltd. (Capital Goods)	30,036,002

Denmark – 2.5%
470,089	D/S Norden A/S (Transportation)	26,708,739
98,598	Dfds A/S (Transportation)	2,848,218
197,015	Jyske Bank A/S (Banks)*	13,884,511
86,116	NKT A/S (Capital Goods)*	4,329,847
573,205	Sydbank AS (Banks)	24,899,841
58,077	Topdanmark AS (Insurance)	2,603,250

		75,274,406

Finland – 1.3%
381,380	Cargotec OYJ, Class B (Capital Goods)	15,053,894
232,450	Kojamo OYJ (Real Estate Management & Development)	1,985,783
526,486	Konecranes OYJ (Capital Goods)	17,262,559
319,852	Tokmanni Group Corp. (Consumer Discretionary Distribution & Retail)	4,319,158

		38,621,394

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

France – 4.6%
108,726	Alten SA (Software & Services)	$12,843,590
4,258,708	CGG SA (Energy)*	3,013,348
329,430	Coface SA (Insurance)	3,974,673
86,837	ICADE REIT (Equity Real Estate Investment Trusts (REITs))	2,837,425
160,123	IPSOS SA (Media & Entertainment)	7,781,586
317,155	Nexans SA (Capital Goods)	22,467,029
1,497,520	Rexel SA (Capital Goods)	30,583,549
381,451	Rubis SCA (Utilities)	8,305,164
637,842	SCOR SE (Insurance)	19,042,439
49,200	Trigano SA (Automobiles & Components)	6,460,790
733,067	Vallourec SACA (Energy)*	8,804,418
366,454	Verallia SA (Materials)(a)	11,915,782

		138,029,793

Georgia – 0.1%
67,454	Bank of Georgia Group PLC (Banks)	2,730,168

Germany – 2.9%
79,234	CompuGroup Medical SE & Co. KgaA (Health Care Equipment & Services)	2,905,270
18,157	Dermapharm Holding SE (Pharmaceuticals, Biotechnology & Life Sciences)	702,705
135,004	Duerr AG (Capital Goods)	2,777,779
561,071	Hensoldt AG (Capital Goods)	16,625,779
119,040	HOCHTIEF AG (Capital Goods)	12,331,626
420,675	K+S AG (Materials)	7,072,060
418,442	Kloeckner & Co. SE (Capital Goods)	2,597,808
13,238	Krones AG (Capital Goods)	1,290,347
58,089	Siltronic AG (Semiconductors & Semiconductor Equipment)	4,991,206
22,345	Stroeer SE & Co. KGaA (Media & Entertainment)	1,022,335
21,084	Suedzucker AG (Food, Beverage & Tobacco)	319,398
1,930,809	TeamViewer SE (Software & Services)*(a)	29,707,740
572,964	thyssenkrupp AG (Materials)	3,993,368
54,902	United Internet AG (Telecommunication Services)	1,141,505

		87,478,926

Guernsey – 0.1%
4,207,079	Balanced Commercial Property Trust Ltd. REIT (Equity Real Estate Investment Trusts (REITs))	3,234,594

Hong Kong – 0.8%
355,000	Fortune Real Estate Investment Trust REIT (Equity Real Estate Investment Trusts (REITs))	198,619
4,247,500	Kerry Properties Ltd. (Real Estate Management & Development)	7,147,637

Shares	Description	Value

Common Stocks – (continued)

Hong Kong – (continued)
770,000	Luk Fook Holdings International Ltd. (Consumer Discretionary Distribution & Retail)	$1,910,215
1,678,400	Man Wah Holdings Ltd. (Consumer Durables & Apparel)	1,042,404
19,966,000	United Energy Group Ltd. (Energy)	3,188,002
11,626,000	United Laboratories International Holdings Ltd. (The) (Pharmaceuticals, Biotechnology & Life Sciences)	11,867,632

		25,354,509

Indonesia – 0.1%
1,833,400	First Resources Ltd. (Food, Beverage & Tobacco)	2,024,303
1,425,300	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)	281,073

		2,305,376

Israel – 2.7%
88,576	Airport City Ltd. (Real Estate Management & Development)*	1,166,390
341,428	Alony Hetz Properties & Investments Ltd. (Real Estate Management & Development)	1,665,568
310,779	Amot Investments Ltd. (Real Estate Management & Development)	1,301,498
5,282,434	Bezeq The Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	6,500,027
17,388	Big Shopping Centers Ltd. (Real Estate Management & Development)*	1,218,762
54,575	Camtek Ltd. (Semiconductors & Semiconductor Equipment)*	2,843,703
119,975	Clal Insurance Enterprises Holdings Ltd. (Insurance)*	1,498,741
18,004	Delek Group Ltd. (Energy)	1,969,716
12,462	Elco Ltd. (Capital Goods)	297,879
115,031	Energix-Renewable Energies Ltd. (Utilities)	279,902
13,300	Enlight Renewable Energy Ltd. (Utilities)*	179,199
22,850	Fattal Holdings 1998 Ltd. (Consumer Services)*	1,890,348
8,957	FIBI Holdings Ltd. (Banks)	315,359
136,234	First International Bank Of Israel Ltd. (The) (Banks)	4,637,383
20,415	Fox Wizel Ltd. (Consumer Discretionary Distribution & Retail)	1,159,142
211,479	G City Ltd. (Real Estate Management & Development)(b)	512,218
762,384	Harel Insurance Investments & Financial Services Ltd. (Insurance)	4,896,607
189,945	Israel Canada T.R Ltd. (Real Estate Management & Development)	399,668
11,264	Israel Corp. Ltd. (Materials)*(b)	2,431,302

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Israel – (continued)
23,279	Melisron Ltd. (Real Estate Management & Development)	$1,261,801
1,795,390	Mivne Real Estate KD Ltd. (Real Estate Management & Development)	3,873,946
51,901	Nova Ltd. (Semiconductors & Semiconductor Equipment)*	4,969,875
49,504	OPC Energy Ltd. (Utilities)*	268,497
47,479	Perion Network Ltd. (Media & Entertainment)*	1,222,680
989,948	Phoenix Holdings Ltd. (The) (Insurance)	8,405,630
1,194,363	Plus500 Ltd. (Financial Services)	20,483,339
103,142	Shapir Engineering and Industry Ltd. (Capital Goods)	552,774
117,871	Shikun & Binui Ltd. (Capital Goods)*	266,141
485,481	Shufersal Ltd. (Consumer Staples Distribution & Retail)*	2,049,516
22,159	Strauss Group Ltd. (Food, Beverage & Tobacco)*	410,559
67,711	Tower Semiconductor Ltd. (Semiconductors & Semiconductor Equipment)*	1,572,534

		80,500,704

Italy – 5.3%
4,041,814	A2A SpA (Utilities)	7,586,459
132,380	Azimut Holding SpA (Financial Services)	2,789,370
443,052	Banca Generali SpA (Financial Services)	14,372,364
269,000	Banca IFIS SpA (Financial Services)	4,600,377
3,227,605	Banca Mediolanum SpA (Financial Services)	26,355,212
2,939,578	Banca Popolare di Sondrio SpA (Banks)	16,039,033
119,855	Banco BPM SpA (Banks)	613,219
936,170	BFF Bank SpA (Financial Services)(a)	9,000,262
118,114	Brembo SpA (Automobiles & Components)	1,270,872
3,580,345	Hera SpA (Utilities)	10,071,849
1,848,639	Iren SpA (Utilities)	3,704,553
1,841,269	Leonardo SpA (Capital Goods)	27,826,185
26,490	Reply SpA (Software & Services)	2,499,554
270,755	Saipem SpA (Energy)*	412,584
1,031,240	Technogym SpA (Consumer Durables & Apparel)(a)	7,763,002
4,400,730	Unipol Gruppo SpA (Insurance)	23,841,330

		158,746,225

Japan – 35.1%
1,731	Activia Properties, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	4,683,198

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
502	Advance Residence Investment Corp. REIT (Equity Real Estate Investment Trusts (REITs))	$1,091,451
213,100	Aeon Mall Co. Ltd. (Real Estate Management & Development)	2,423,231
2,023,500	Air Water, Inc. (Materials)	25,513,720
771,700	Alfresa Holdings Corp. (Health Care Equipment & Services)	12,224,186
65,800	Aozora Bank Ltd. (Banks)(b)	1,342,103
99,300	ASAHI YUKIZAI Corp. (Materials)	2,431,666
223,100	Benesse Holdings, Inc. (Consumer Services)	2,637,797
84,100	Canon Marketing Japan, Inc. (Technology Hardware & Equipment)	2,016,766
364,600	Central Glass Co. Ltd. (Capital Goods)	6,910,077
460,700	Chiyoda Corp. (Capital Goods)*	1,083,076
49,300	Chugin Financial Group, Inc. (Banks)	393,091
205,200	Chugoku Marine Paints Ltd. (Materials)	1,856,160
168,000	Coca-Cola Bottlers Japan Holdings, Inc. (Food, Beverage & Tobacco)	2,252,638
54,700	Daido Steel Co. Ltd. (Materials)	2,145,853
124,700	Daiichikosho Co. Ltd. (Media & Entertainment)	1,843,248
2,154	Daiwa Office Investment Corp. REIT (Equity Real Estate Investment Trusts (REITs))	9,422,598
607,100	DCM Holdings Co. Ltd. (Consumer Discretionary Distribution & Retail)	4,740,553
83,600	Digital Garage, Inc. (Software & Services)	1,674,403
857,900	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	12,386,953
680,800	Exedy Corp. (Automobiles & Components)	11,366,898
256,500	FCC Co. Ltd. (Automobiles & Components)	3,043,637
1,183,000	Ferrotec Holdings Corp. (Semiconductors & Semiconductor Equipment)	20,793,796
5,638	Frontier Real Estate Investment Corp. REIT (Equity Real Estate Investment Trusts (REITs))	16,866,830
80,500	Fujikura Ltd. (Capital Goods)	578,160
7,100	Fukuyama Transporting Co. Ltd. (Transportation)	194,030
111,500	Glory Ltd. (Capital Goods)	2,078,841
720,000	Gree, Inc. (Media & Entertainment)	2,690,681
27,100	G-Tekt Corp. (Automobiles & Components)	316,275
1,805,500	H2O Retailing Corp. (Consumer Staples Distribution & Retail)	19,342,509
78,400	Hanwa Co. Ltd. (Capital Goods)	2,363,220

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
643,800	Heiwa Corp. (Consumer Services)	$9,113,196
14,000	Heiwado Co. Ltd. (Consumer Staples Distribution & Retail)	228,985
83,800	Hiday Hidaka Corp. (Consumer Services)	1,532,405
499,400	HIS Co. Ltd. (Consumer Services)*(b)	5,637,174
52,600	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	1,677,699
75,500	Hokuriku Electric Power Co. (Utilities)*	374,498
8,755	Ichigo Office REIT Investment Corp. REIT (Equity Real Estate Investment Trusts (REITs))(b)	4,911,883
1,700,100	Iino Kaiun Kaisha Ltd. (Transportation)	12,194,310
31,600	Inabata & Co. Ltd. (Capital Goods)	659,714
9,243	Industrial & Infrastructure Fund Investment Corp. REIT (Equity Real Estate Investment Trusts (REITs))	8,307,607
94,900	INFRONEER Holdings, Inc. (Capital Goods)	1,001,087
1,673,700	Isetan Mitsukoshi Holdings Ltd. (Consumer Discretionary Distribution & Retail)	18,880,945
32,100	Izumi Co. Ltd. (Consumer Discretionary Distribution & Retail)	811,665
2,979,600	J Front Retailing Co. Ltd. (Consumer Discretionary Distribution & Retail)	28,405,427
6,623	Japan Excellent, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	5,813,136
73,500	JGC Holdings Corp. (Capital Goods)	905,298
193,000	JTEKT Corp. (Automobiles & Components)	1,591,279
320,700	Kaga Electronics Co. Ltd. (Technology Hardware & Equipment)	12,832,949
1,076,400	Kamigumi Co. Ltd. (Transportation)	21,836,444
1,387,900	Kandenko Co. Ltd. (Capital Goods)	12,860,744
1,624	KDX Realty Investment Corp. REIT (Equity Real Estate Investment Trusts (REITs))	1,693,814
496,400	Kinden Corp. (Capital Goods)	7,519,192
2,755,500	Kobe Steel Ltd. (Materials)	32,579,541
1,004,500	Kokuyo Co. Ltd. (Commercial & Professional Services)	15,569,736
102,300	Kureha Corp. (Materials)	6,075,488
106,900	KYB Corp. (Automobiles & Components)	3,158,035
16,900	Kyoei Steel Ltd. (Materials)	214,384

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
320,900	Kyushu Electric Power Co., Inc. (Utilities)*	$2,050,274
104,500	Kyushu Railway Co. (Transportation)	2,136,638
148,000	Life Corp. (Consumer Staples Distribution & Retail)	3,488,743
7,800	Mandom Corp. (Household & Personal Products)	71,547
259,100	Maruha Nichiro Corp. (Food, Beverage & Tobacco)	4,435,398
135,100	Maruichi Steel Tube Ltd. (Materials)	3,352,691
216,200	Matsui Securities Co. Ltd. (Financial Services)	1,075,289
643,900	Medipal Holdings Corp. (Health Care Equipment & Services)	10,825,883
91,600	Megmilk Snow Brand Co. Ltd. (Food, Beverage & Tobacco)	1,476,406
311,900	Mimasu Semiconductor Industry Co. Ltd. (Semiconductors & Semiconductor Equipment)	5,057,787
73,200	Mitsubishi Logisnext Co. Ltd. (Capital Goods)	574,284
328,800	Mitsubishi Logistics Corp. (Transportation)	8,601,384
3,155,500	Mitsubishi Motors Corp. (Automobiles & Components)	10,307,659
111,400	Mitsubishi Research Institute, Inc. (Software & Services)	3,601,349
42,000	Mitsubishi Shokuhin Co. Ltd. (Consumer Staples Distribution & Retail)	1,107,455
68,900	MIXI, Inc. (Media & Entertainment)	1,043,562
351,400	Mizuho Leasing Co. Ltd. (Financial Services)	11,179,712
64,400	MOS Food Services, Inc. (Consumer Services)	1,404,895
36,400	NEC Networks & System Integration Corp. (Software & Services)	492,625
130,100	NET One Systems Co. Ltd. (Software & Services)	1,985,707
112,600	Nichias Corp. (Capital Goods)	2,233,954
572,700	Nikkon Holdings Co. Ltd. (Transportation)	12,151,978
392,800	Nippn Corp. (Food, Beverage & Tobacco)	5,982,074
494	NIPPON REIT Investment Corp. REIT (Equity Real Estate Investment Trusts (REITs))	1,141,299
236,100	Nisshin Oillio Group Ltd. (The) (Food, Beverage & Tobacco)	6,594,161
174,900	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	2,638,156
719,400	Nisshinbo Holdings, Inc. (Capital Goods)	5,203,550

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
248,400	NS Solutions Corp. (Software & Services)	$7,213,411
791,100	NS United Kaiun Kaisha Ltd. (Transportation)	22,487,427
26,000	NSD Co. Ltd. (Software & Services)	452,371
2,085,400	NSK Ltd. (Capital Goods)	11,224,511
1,430	NTT UD REIT Investment Corp. REIT (Equity Real Estate Investment Trusts (REITs))	1,178,841
674,000	Okamura Corp. (Commercial & Professional Services)	9,595,522
2,500,700	Okasan Securities Group, Inc. (Financial Services)	11,307,591
314,800	Oki Electric Industry Co. Ltd. (Technology Hardware & Equipment)	1,899,261
179,200	Okumura Corp. (Capital Goods)	5,481,627
76,500	Onward Holdings Co. Ltd. (Consumer Durables & Apparel)	242,227
140,200	Optorun Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,621,864
12,200	PAL GROUP Holdings Co. Ltd. (Consumer Discretionary Distribution & Retail)	157,805
37,500	PALTAC Corp. (Consumer Discretionary Distribution & Retail)	1,215,618
1,429,500	Penta-Ocean Construction Co. Ltd. (Capital Goods)	8,403,925
7,300	Pigeon Corp. (Household & Personal Products)	77,511
48,000	Pilot Corp. (Commercial & Professional Services)	1,628,904
94,800	Pola Orbis Holdings, Inc. (Household & Personal Products)	952,239
1,507,900	Rengo Co. Ltd. (Materials)	9,985,961
997,900	Round One Corp. (Consumer Services)	3,619,899
81,900	Royal Holdings Co. Ltd. (Consumer Services)	1,395,814
94,900	RS Technologies Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,504,022
12,700	Saizeriya Co. Ltd. (Consumer Services)	516,021
24,400	San-A Co. Ltd. (Consumer Staples Distribution & Retail)	755,874
8,400	Sangetsu Corp. (Consumer Durables & Apparel)	157,861
261,000	San-In Godo Bank Ltd. (The) (Banks)	1,797,705
1,700	Sanken Electric Co. Ltd. (Semiconductors & Semiconductor Equipment)	84,552
493,200	Sankyo Co. Ltd. (Consumer Durables & Apparel)	20,496,347

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
3,093,800	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	$26,834,224
86,600	Sanyo Special Steel Co. Ltd. (Materials)	1,475,905
660,000	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	30,684,814
96,600	Shibaura Machine Co. Ltd. (Capital Goods)	2,392,005
1,262,400	Shikoku Electric Power Co., Inc. (Utilities)	8,619,622
34,200	Shimamura Co. Ltd. (Consumer Discretionary Distribution & Retail)	3,375,191
158,900	Shinmaywa Industries Ltd. (Capital Goods)	1,268,010
28,100	Shochiku Co. Ltd. (Media & Entertainment)	1,787,663
4,894,400	SKY Perfect JSAT Holdings, Inc. (Media & Entertainment)	22,653,466
310,000	Sohgo Security Services Co. Ltd. (Commercial & Professional Services)	1,815,428
403,400	Sojitz Corp. (Capital Goods)	8,376,760
96,300	Starts Corp., Inc. (Real Estate Management & Development)	1,828,992
1,154,000	Sumitomo Heavy Industries Ltd. (Capital Goods)	26,414,776
667,000	Sumitomo Mitsui Construction Co. Ltd. (Capital Goods)	1,769,581
113,600	Sumitomo Osaka Cement Co. Ltd. (Materials)	2,644,458
3,233,700	Sumitomo Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	9,874,615
24,400	Sumitomo Riko Co. Ltd. (Automobiles & Components)	152,389
23,900	Sumitomo Warehouse Co. Ltd. (The) (Transportation)	382,629
450,400	Suzuken Co. Ltd. (Health Care Equipment & Services)	13,795,670
298,400	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	11,816,067
2,146,100	Takashimaya Co. Ltd. (Consumer Discretionary Distribution & Retail)	29,185,165
451,400	Teijin Ltd. (Materials)	4,085,659
14,000	Toa Corp. (Capital Goods)	348,169
151,600	Toho Bank Ltd. (The) (Banks)	293,080
591,100	Toho Gas Co. Ltd. (Utilities)	10,179,520
117,200	Tohoku Electric Power Co., Inc. (Utilities)	731,809
35,500	Tokai Rika Co. Ltd. (Automobiles & Components)	557,077
2,444,900	Tokai Tokyo Financial Holdings, Inc. (Financial Services)	8,304,140

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
211,300	Tokyo Century Corp. (Financial Services)	$8,141,116
446,200	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	20,857,802
2,080,600	Tokyo Steel Manufacturing Co. Ltd. (Materials)	24,047,781
1,965,100	Tokyo Tatemono Co. Ltd. (Real Estate Management & Development)	26,093,226
24,900	Tokyotokeiba Co. Ltd. (Consumer Services)	644,809
5,621,900	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	32,755,026
20,300	Toridoll Holdings Corp. (Consumer Services)	491,243
384,800	Towa Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	7,073,530
504,800	Toyo Construction Co. Ltd. (Capital Goods)	4,118,882
28,700	Toyo Ink SC Holdings Co. Ltd. (Materials)	487,554
469,200	Toyo Tire Corp. (Automobiles & Components)	6,969,097
194,200	Toyoda Gosei Co. Ltd. (Automobiles & Components)	3,858,282
633,200	Toyota Boshoku Corp. (Automobiles & Components)	11,011,932
108,800	Tsumura & Co. (Pharmaceuticals, Biotechnology & Life Sciences)	1,946,790
1,759,400	UBE Corp. (Materials)	27,092,645
493,300	Universal Entertainment Corp. (Consumer Durables & Apparel)	7,036,535
95,300	UT Group Co. Ltd. (Commercial & Professional Services)*	1,177,128
44,800	Vision, Inc. (Telecommunication Services)*	398,516
18,200	Yaoko Co. Ltd. (Consumer Staples Distribution & Retail)	936,978
181,000	Yellow Hat Ltd. (Consumer Discretionary Distribution & Retail)	2,189,909
55,800	Yokohama Rubber Co. Ltd. (The) (Automobiles & Components)	1,031,161
41,500	Yoshinoya Holdings Co. Ltd. (Consumer Services)	969,875

		1,051,740,152

Malta – 0.1%
167,173	Kambi Group PLC (Consumer Services)*	2,394,722

Netherlands – 1.0%
10,124	Basic-Fit NV (Consumer Services)*(a)(b)	258,986
584,979	Fugro NV (Capital Goods)*	9,662,088
292,738	Koninklijke Vopak NV (Energy)	9,870,292

Shares	Description	Value

Common Stocks – (continued)

Netherlands – (continued)
447,482	SBM Offshore NV (Energy)	$5,573,151
151,705	Van Lanschot Kempen NV (Financial Services)	4,076,936

		29,441,453

Norway – 3.5%
5,124,067	Aker Solutions ASA (Energy)	20,461,721
660,619	DNO ASA (Energy)	673,482
1,901,899	Europris ASA (Consumer Discretionary Distribution & Retail)(a)	10,779,650
2,184,428	Hoegh Autoliners ASA (Transportation)	17,657,751
12,401,248	MPC Container Ships ASA (Transportation)	17,530,190
85,621	Norske Skog ASA (Materials)*(a)	312,792
22,420,063	PGS ASA (Energy)*	20,373,944
3,597	Schibsted ASA, Class A (Media & Entertainment)	72,063
173,409	Schibsted ASA, Class B (Media & Entertainment)	3,217,705
175,421	Stolt-Nielsen Ltd. (Transportation)	5,770,970
246,358	TGS ASA (Energy)(b)	3,369,142
82,469	Veidekke ASA (Capital Goods)	711,668
402,208	Wallenius Wilhelmsen ASA (Transportation)	3,380,289

		104,311,367

Portugal – 0.6%
681,844	Mota-Engil SGPS SA (Capital Goods)	2,212,581
1,336,741	Navigator Co. SA (The) (Materials)	5,321,365
10,698,742	Sonae SGPS SA (Consumer Staples Distribution & Retail)	10,525,229

		18,059,175

Singapore – 1.2%
41,915	BW LPG Ltd. (Energy)(a)	592,839
1,007,400	Frasers Logistics & Commercial Trust REIT (Equity Real Estate Investment Trusts (REITs))	765,229
4,693,326	Hafnia Ltd. (Energy)	30,842,195
21,909	Kenon Holdings Ltd. (Utilities)	400,621
3,135,300	Keppel DC REIT (Equity Real Estate Investment Trusts (REITs))	3,869,274

		36,470,158

Spain – 2.1%
107,664	Applus Services SA (Commercial & Professional Services)	1,133,498
1,003,331	Banco de Sabadell SA (Banks)	1,247,537
4,377,237	Bankinter SA (Banks)	27,679,308
240,138	Mapfre SA (Insurance)	499,180
3,639,588	Merlin Properties Socimi SA REIT (Equity Real Estate Investment Trusts (REITs))	30,346,129
935,551	Unicaja Banco SA (Banks)(a)	974,766

		61,880,418

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Sweden – 4.9%
47,993	AAK AB (Food, Beverage & Tobacco)	$912,704
1,989,636	Arjo AB, Class B (Health Care Equipment & Services)	6,654,200
246,798	Avanza Bank Holding AB (Financial Services)	4,172,097
1,787,738	Betsson AB, Class B (Consumer Services)*	17,992,407
73,858	Biotage AB (Pharmaceuticals, Biotechnology & Life Sciences)	754,476
232,619	Bravida Holding AB (Commercial & Professional Services)(a)	1,455,472
33,507	Dometic Group AB (Automobiles & Components)(a)	206,765
3,448,212	Fortnox AB (Software & Services)	13,668,462
42,901	Hemnet Group AB (Media & Entertainment)	745,135
654,647	Hexpol AB (Materials)	5,810,017
557,285	Inwido AB (Capital Goods)	5,694,859
288,068	Lindab International AB (Capital Goods)(b)	4,438,954
63,924	MEKO AB (Consumer Discretionary Distribution & Retail)	514,258
714,256	Modern Times Group MTG AB, Class B (Media & Entertainment)*	5,733,762
149,016	Mycronic AB (Technology Hardware & Equipment)	3,264,470
49,181	Pandox AB (Real Estate Management & Development)	484,089
141,152	Sectra AB, Class B (Health Care Equipment & Services)*	1,526,636
175,694	SSAB AB, Class A (Materials)	1,052,498
5,129,996	SSAB AB, Class B (Materials)	29,761,916
1,369,887	Trelleborg AB, Class B (Capital Goods)	34,643,192
911,857	Truecaller AB, Class B (Software & Services)*(b)	2,206,747
363,587	Vitrolife AB (Pharmaceuticals, Biotechnology & Life Sciences)	4,740,168

		146,433,284

Switzerland – 2.6%
46,764	Allreal Holding AG (Real Estate Management & Development)	7,504,014
8,738,596	Aryzta AG (Food, Beverage & Tobacco)*	16,016,170
22,429	Burckhardt Compression Holding AG (Capital Goods)	11,369,734
76,640	DKSH Holding AG (Commercial & Professional Services)	4,692,847
76,615	Galenica AG (Health Care Equipment & Services)(a)	5,788,180
220,638	Georg Fischer AG (Capital Goods)	11,449,215
150,615	Huber + Suhner AG (Capital Goods)	10,314,194
71,808	Implenia AG (Capital Goods)	2,233,600
67,262	IWG PLC (Real Estate Management & Development)*	107,915

Shares	Description	Value

Common Stocks – (continued)

Switzerland – (continued)
35,674	PSP Swiss Property AG (Real Estate Management & Development)	$4,389,302
2,597	Sulzer AG (Capital Goods)	214,334
10,172	u-blox Holding AG (Semiconductors & Semiconductor Equipment)*	962,179
48,360	Zehnder Group AG (Capital Goods)	2,498,675

		77,540,359

United Kingdom – 12.3%
56,188	Aston Martin Lagonda Global Holdings PLC (Automobiles & Components)*(a)	149,911
804,444	B&M European Value Retail SA (Consumer Discretionary Distribution & Retail)	5,178,808
2,672,568	Babcock International Group PLC (Capital Goods)*	12,716,166
3,868,994	Balfour Beatty PLC (Capital Goods)	14,540,352
2,704,536	Beazley PLC (Insurance)	16,942,218
776,616	Bellway PLC (Consumer Durables & Apparel)	19,763,908
62,717	Big Yellow Group PLC REIT (Equity Real Estate Investment Trusts (REITs))	729,405
94,358	Bodycote PLC (Capital Goods)	658,306
2,120,782	Breedon Group PLC (Materials)	8,055,332
3,320,837	British Land Co. PLC (The) REIT (Equity Real Estate Investment Trusts (REITs))	12,038,977
972,089	Britvic PLC (Food, Beverage & Tobacco)	9,901,191
483,739	Central Asia Metals PLC (Materials)	963,080
56,208	Clarkson PLC (Transportation)	1,807,013
42,682	Computacenter PLC (Software & Services)	1,334,992
1,388,829	Direct Line Insurance Group PLC (Insurance)*	2,560,667
53,765	Domino’s Pizza Group PLC (Consumer Services)	224,340
969,688	DS Smith PLC (Materials)	3,363,336
159,612	Dunelm Group PLC (Consumer Discretionary Distribution & Retail)	1,892,990
1,548	Games Workshop Group PLC (Consumer Durables & Apparel)	186,120
300,810	Greggs PLC (Consumer Services)	8,665,188
415,108	Hays PLC (Commercial & Professional Services)	486,445
298,324	Hiscox Ltd. (Insurance)	3,401,171
3,174,102	IG Group Holdings PLC (Financial Services)	24,658,344
2,717,070	Inchcape PLC (Consumer Discretionary Distribution & Retail)	22,028,617
815,476	Investec PLC (Financial Services)	4,520,731

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
978,869	J D Wetherspoon PLC (Consumer Services)*	$7,519,328
982,974	John Wood Group PLC (Energy)*	1,702,295
487,887	Lancashire Holdings Ltd. (Insurance)	3,368,255
10,345,824	Man Group PLC (Financial Services)	27,661,027
11,111,103	Marks & Spencer Group PLC (Consumer Staples Distribution & Retail)*	29,339,840
156,027	OSB Group PLC (Financial Services)	569,662
791,524	Pagegroup PLC (Commercial & Professional Services)	3,613,492
851,621	Paragon Banking Group PLC (Financial Services)	4,591,719
1,319,293	Playtech PLC (Consumer Services)*	6,295,481
3,854,544	QinetiQ Group PLC (Capital Goods)	15,507,379
360,881	Redde Northgate PLC (Transportation)	1,473,807
596,273	Redrow PLC (Consumer Durables & Apparel)	3,526,587
809,096	Rightmove PLC (Media & Entertainment)	4,665,763
1,155,552	Rotork PLC (Capital Goods)	4,132,172
150,785	RWS Holdings PLC (Commercial & Professional Services)	380,472
255,067	Safestore Holdings PLC REIT (Equity Real Estate Investment Trusts (REITs))	2,122,543
310,560	Serco Group PLC (Commercial & Professional Services)	539,783
16,393	Softcat PLC (Software & Services)	252,050
608,724	Spectris PLC (Technology Hardware & Equipment)	23,001,843
2,806,619	SSP Group PLC (Consumer Services)*	6,140,353
34,715	Telecom Plus PLC (Utilities)	651,481
488,378	TORM PLC, Class A (Energy)	14,899,726
813,044	Travis Perkins PLC (Capital Goods)	7,325,650
1,840,008	Tritax Big Box REIT PLC REIT (Equity Real Estate Investment Trusts (REITs))	3,063,468
5,394,017	UK Commercial Property REIT Ltd. REIT (Equity Real Estate Investment Trusts (REITs))	3,460,074
679,699	UNITE Group PLC (The) REIT (Equity Real Estate Investment Trusts (REITs))	7,192,939
248,762	Vistry Group PLC (Consumer Durables & Apparel)	2,144,162
378,754	Weir Group PLC (The) (Capital Goods)	7,866,943

		369,775,902

Shares	Description	Value

Common Stocks – (continued)

United States – 0.9%
231,299	Reliance Worldwide Corp. Ltd. (Capital Goods)	$515,557
1,042,027	Signify NV (Capital Goods)(a)	27,012,311

		27,527,868

TOTAL COMMON STOCKS (Cost $2,919,142,069)		2,892,546,896

Shares	Description	Rate	Value

Preferred Stocks – 0.4%

Germany – 0.4%
282,015	FUCHS SE (Materials)	2.79%	11,454,060
231,768	Schaeffler AG (Automobiles & Components)	9.21	1,202,891

TOTAL PREFERRED STOCKS (Cost $12,379,565)			12,656,951

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $2,931,521,634)			2,905,203,847

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.7%(c)

Goldman Sachs Financial Square Government Fund – Institutional Shares
20,934,214	5.258%	20,934,214
(Cost $20,934,214)

TOTAL INVESTMENTS – 97.6% (Cost $2,952,455,848)		$2,926,138,061

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.4%		71,298,574

NET ASSETS – 100.0%		$2,997,436,635

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	All or a portion of security is on loan.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Sector Name	% of Market Value
Industrials	23.8%
Financials	14.4
Consumer Discretionary	12.9
Materials	10.4
Information Technology	9.4
Real Estate	9.3
Energy	5.4
Consumer Staples	5.0
Health Care	4.5
Communication Services	2.3
Utilities	1.9
Securities Lending Reinvestment Vehicle	0.7
TOTAL INVESTMENTS	100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
EURO STOXX 50 Index	451	12/15/23	$19,422,182	$(1,030,677)
FTSE 100 Index	98	12/15/23	8,728,687	(255,645)
Hang Seng Index	9	11/29/23	985,885	6,579
MSCI Singapore Index	44	11/29/23	873,958	(6,430)
SPI 200 Index	41	12/21/23	4,410,367	(301,328)
TOPIX Index	107	12/07/23	15,911,463	(568,914)

Total Futures Contracts				$(2,156,415)

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities October 31, 2023

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund

Assets:

Investments, at value (cost $1,668,425,629, $1,427,872,235 and $2,931,521,634, respectively)(a)	$1,710,655,382	$1,453,773,242	$2,905,203,847
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	344,000	19,690,260	20,934,214
Cash	—	10,510,756	3,988,918
Foreign Currency, at value (costA$10,131,963, B$3,383,547 and C$57,162,993, respectively)	10,123,935	3,365,443	56,785,153
Receivables:
Investments sold	11,271,086	70,720,449	66,800,553
Dividends	5,110,354	5,043,205	11,889,998
Fund shares sold	1,615,839	879,656	8,481,158
Foreign tax reclaims	245,523	8,126,545	11,012,606
Securities lending income	16,775	8,920	21,149
Reimbursement from investment adviser	158	36,560	42,326
Collateral on certain derivative contracts	—	3,002	3,008,794
Variation margin on futures contracts	—	23,113	271,942
Other assets	85,392	99,040	141,042

Total assets	1,739,468,444	1,572,280,191	3,088,581,700

Liabilities:

Payables:
Due to custodian	12,188,345	—	—
Investments purchased	6,669,914	57,653,373	64,116,890
Foreign capital gains taxes	3,344,595	—	—
Management fees	1,567,847	1,036,957	2,188,657
Fund shares redeemed	1,462,143	10,759,533	3,187,963
Payable upon return of securities loaned	344,000	19,690,260	20,934,214
Distribution and Service fees and Transfer Agency fees	77,396	86,684	136,513
Accrued expenses	443,034	345,380	580,828

Total liabilities	26,097,274	89,572,187	91,145,065

Net Assets:

Paid-in Capital	2,090,345,523	1,547,750,265	3,493,446,413
Total distributable earnings (loss)	(376,974,353)	(65,042,261)	(496,009,778)

NET ASSETS	$1,713,371,170	$1,482,708,004	$2,997,436,635
Net Assets:
Class A	$26,138,955	$68,093,019	$71,921,259
Class C	3,278,637	6,528,923	10,025,257
Institutional	1,074,796,240	667,420,352	2,353,229,658
Service	—	2,152,924	—
Investor	48,548,899	61,175,502	74,011,671
Class R6	487,450,746	327,287,430	452,433,863
Class R	19,937,005	5,254,228	—
Class P	53,220,688	344,795,626	35,814,927

Total Net Assets	$1,713,371,170	$1,482,708,004	$2,997,436,635
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	3,444,459	5,607,086	6,587,166
Class C	438,985	549,701	950,489
Institutional	142,086,767	53,126,519	215,869,846
Service	—	174,918	—
Investor	6,430,523	5,122,076	6,818,475
Class R6	64,512,385	26,075,710	41,398,705
Class R	2,686,453	446,910	—
Class P	7,043,148	27,493,164	3,277,459
Net asset value, offering and redemption price per share:(b)
Class A	$7.59	$12.14	$10.92
Class C	7.47	11.88	10.55
Institutional	7.56	12.56	10.90
Service	—	12.31	—
Investor	7.55	11.94	10.85
Class R6	7.56	12.55	10.93
Class R	7.42	11.76	—
Class P	7.56	12.54	10.93

(a)	Includes loaned securities having a market value of $326,360, $18,365,355 and $19,893,194, respectively.
(b)

Maximum public offering price per share for Class A Shares of the Emerging Markets Equity Insights Fund, International Equity Insights Fund and International Small Cap Insights Fund is $8.03, $12.85 and $11.56, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Operations For the Fiscal Year Ended October 31, 2023

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund

Investment income:

Dividends— unaffiliated issuers (net of foreign withholding taxes of $8,641,438,
$1,995,720 and $10,665,160, respectively)	$64,470,985	$50,024,762	$108,647,628
Dividends — affiliated issuers	323,522	4,711	1,708
Securities lending income — affiliated issuer	56,073	400,199	681,439
Other income	—	5,410,159	—

Total Investment Income	64,850,580	55,839,831	109,330,775

Expenses:
Management fees	18,059,899	12,717,968	25,575,906
Custody, accounting and administrative services	1,464,154	437,742	1,229,216
Transfer Agency fees(a)	806,814	757,268	1,387,418
Registration fees	232,462	144,621	162,075
Distribution and/or Service (12b-1) fees(a)	206,350	281,412	277,295
Professional fees	183,598	192,071	174,795
Shareholder meeting expense	46,334	23,382	123,473
Trustee fees	24,681	24,417	26,523
Printing and mailing costs	22,336	19,624	221,497
Service fees — Class C	9,224	20,152	31,829
Shareholder Administration fees — Service Shares	—	5,507	—
Other	7,735	37,268	66,018

Total expenses	21,063,587	14,661,432	29,276,045

Less— expense reductions	(1,044,795)	(785,343)	(1,448,129)

Net expenses	20,018,792	13,876,089	27,827,916

NET INVESTMENT INCOME	44,831,788	41,963,742	81,502,859

Realized and Unrealized gain (loss):
Net realized gain (loss) from:
Investments— unaffiliated issuers	(73,237,554)	63,098,502	(18,778,465)
Futures contracts	(3,980,430)	66,793	4,448,670
Foreign currency transactions	(2,427,638)	(1,112,373)	(1,461,273)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $(1,080,810), $– and $–, respectively)	237,801,290	161,767,505	242,678,799
Forward foreign currency exchange contracts	(63,926)	—	—
Foreign currency translations	86,492	375,955	(333,876)
Futures contracts	2,746,420	15,459	(1,663,904)

Net realized and unrealized gain	160,924,654	224,211,841	224,889,951

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$205,756,442	$266,175,583	$306,392,810

(a) Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Emerging Markets Equity Insights Fund	$75,948	$27,673	$–	$102,729	$47,616	$5,783	$439,799	$–	$107,992	$152,943	$32,172	$20,509
International Equity Insights Fund	187,311	60,457	5,507	28,137	117,444	12,643	279,546	881	105,186	124,347	8,819	108,402
International Small Cap Insights Fund	181,807	95,488	–	–	113,988	19,991	952,601	–	135,204	153,930	–	11,704

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Emerging Markets Equity Insights Fund		International Equity Insights Fund
	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022

From operations:

Net investment income	$44,831,788	$48,364,466	$41,963,742	$58,645,100
Net realized gain (loss)	(79,645,622)	(354,012,330)	62,052,922	(159,155,606)
Net change in unrealized gain (loss)	240,570,276	(305,519,942)	162,158,919	(410,714,666)

Net increase (decrease) in net assets resulting from operations	205,756,442	(611,167,806)	266,175,583	(511,225,172)

Distributions to shareholders:

From distributable earnings:
Class A Shares	(648,747)	(8,031,963)	(2,661,485)	(6,018,415)
Class C Shares	(50,511)	(943,653)	(214,926)	(744,639)
Institutional Shares	(27,005,939)	(181,910,548)	(26,688,204)	(72,980,996)
Service Shares	–	–	(69,208)	(155,727)
Investor Shares	(1,951,545)	(17,824,612)	(2,637,002)	(5,961,017)
Class R6 Shares	(12,780,576)	(99,744,666)	(16,439,891)	(39,942,112)
Class R Shares	(384,153)	(4,417,480)	(194,401)	(452,341)
Class P Shares	(1,800,643)	(25,054,959)	(13,005,096)	(28,448,250)

Total distributions to shareholders	(44,622,114)	(337,927,881)	(61,910,213)	(154,703,497)

From share transactions:

Proceeds from sales of shares	543,708,456	964,906,401	275,247,102	563,030,176
Reinvestment of distributions	39,227,947	318,435,948	44,885,211	124,852,157
Cost of shares redeemed	(564,060,858)	(727,386,790)	(621,302,000)	(993,513,897)

Net increase (decrease) in net assets resulting from share transactions	18,875,545	555,955,559	(301,169,687)	(305,631,564)

TOTAL INCREASE (DECREASE)	180,009,873	(393,140,128)	(96,904,317)	(971,560,233)

Net Assets:

Beginning of year	1,533,361,297	1,926,501,425	1,579,612,321	2,551,172,554

End of year	$1,713,371,170	$1,533,361,297	$1,482,708,004	$1,579,612,321

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	International Small Cap Insights Fund
	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022

From operations:

Net investment income	$81,502,859	$101,902,917
Net realized loss	(15,791,068)	(444,735,039)
Net change in unrealized gain (loss)	240,681,019	(669,656,280)

Net increase (decrease) in net assets resulting from operations	306,392,810	(1,012,488,402)

Distributions to shareholders:

From distributable earnings:
Class A Shares	(1,933,210)	(3,065,760)
Class C Shares	(224,982)	(570,555)
Institutional Shares	(68,595,559)	(86,190,468)
Investor Shares	(2,541,993)	(4,455,953)
Class R6 Shares	(15,528,105)	(29,007,109)
Class P Shares	(1,171,633)	(1,934,023)

Total distributions to shareholders	(89,995,482)	(125,223,868)

From share transactions:

Proceeds from sales of shares	787,848,859	1,080,604,320
Reinvestment of distributions	87,292,254	120,740,449
Cost of shares redeemed	(878,910,381)	(1,116,771,975)

Net increase (decrease) in net assets resulting from share transactions	(3,769,268)	84,572,794

TOTAL INCREASE (DECREASE)	212,628,060	(1,053,139,476)

Net Assets:
Beginning of year	2,784,808,575	3,837,948,051

End of year	$2,997,436,635	$2,784,808,575

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUNDS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund

	Class A Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$6.86	$11.87	$10.25	$9.34	$8.98

Net investment income(a)	0.17	0.21	0.18	0.10	0.15

Net realized and unrealized gain (loss)	0.72	(3.18)	1.53	0.96	0.36

Total from investment operations	0.89	(2.97)	1.71	1.06	0.51

Distributions to shareholders from net investment income	(0.16)	(0.17)	(0.09)	(0.15)	(0.15)

Distributions to shareholders from net realized gains	–	(1.87)	–	–	–

Total distributions	(0.16)	(2.04)	(0.09)	(0.15)	(0.15)

Net asset value, end of year	$7.59	$6.86	$11.87	$10.25	$9.34

Total Return(b)	12.89%	(29.83)%	16.60%	11.56%	5.74%

Net assets, end of year (in 000’s)	$26,139	$27,678	$50,146	$52,068	$72,886

Ratio of net expenses to average net assets	1.42%	1.46%	1.46%	1.47%	1.48%

Ratio of total expenses to average net assets	1.52%	1.51%	1.51%	1.53%	1.56%

Ratio of net investment income to average net assets	2.19%	2.30%	1.45%	1.13%	1.61%

Portfolio turnover rate(c)	165%	167%	189%	178%	165%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUNDS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund

	Class C Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$6.75	$11.69	$10.10	$9.19	$8.83

Net investment income(a)	0.11	0.14	0.09	0.04	0.08

Net realized and unrealized gain (loss)	0.71	(3.13)	1.50	0.94	0.36

Total from investment operations	0.82	(2.99)	1.59	0.98	0.44

Distributions to shareholders from net investment income	(0.10)	(0.08)	–	(0.07)	(0.08)

Distributions to shareholders from net realized gains	–	(1.87)	–	–	–

Total distributions	(0.10)	(1.95)	–	(0.07)	(0.08)

Net asset value, end of year	$7.47	$6.75	$11.69	$10.10	$9.19

Total Return(b)	12.03%	(30.36)%	15.74%	10.65%	5.09%

Net assets, end of year (in 000’s)	$3,279	$3,163	$5,817	$5,905	$8,303

Ratio of net expenses to average net assets	2.17%	2.21%	2.21%	2.21%	2.23%

Ratio of total expenses to average net assets	2.26%	2.26%	2.26%	2.28%	2.31%

Ratio of net investment income to average net assets	1.44%	1.56%	0.74%	0.41%	0.85%

Portfolio turnover rate(c)	165%	167%	189%	178%	165%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUNDS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund

	Institutional Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$6.85	$11.86	$10.24	$9.33	$8.99

Net investment income(a)	0.19	0.24	0.23	0.14	0.19

Net realized and unrealized gain (loss)	0.72	(3.17)	1.52	0.96	0.35

Total from investment operations	0.91	(2.93)	1.75	1.10	0.54

Distributions to shareholders from net investment income	(0.20)	(0.21)	(0.13)	(0.19)	(0.20)

Distributions to shareholders from net realized gains	–	(1.87)	–	–	–

Total distributions	(0.20)	(2.08)	(0.13)	(0.19)	(0.20)

Net asset value, end of year	$7.56	$6.85	$11.86	$10.24	$9.33

Total Return(b)	13.28%	(29.64)%	17.07%	11.90%	6.18%

Net assets, end of year (in 000’s)	$1,074,796	$925,443	$1,029,785	$961,138	$938,157

Ratio of net expenses to average net assets	1.09%	1.09%	1.09%	1.09%	1.10%

Ratio of total expenses to average net assets	1.15%	1.13%	1.14%	1.16%	1.18%

Ratio of net investment income to average net assets	2.49%	2.76%	1.88%	1.53%	2.01%

Portfolio turnover rate(c)	165%	167%	189%	178%	165%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUNDS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund

	Investor Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$6.84	$11.83	$10.22	$9.32	$8.97

Net investment income(a)	0.19	0.22	0.22	0.13	0.18

Net realized and unrealized gain (loss)	0.71	(3.14)	1.51	0.95	0.36

Total from investment operations	0.90	(2.92)	1.73	1.08	0.54

Distributions to shareholders from net investment income	(0.19)	(0.20)	(0.12)	(0.18)	(0.19)

Distributions to shareholders from net realized gains	–	(1.87)	–	–	–

Total distributions	(0.19)	(2.07)	(0.12)	(0.18)	(0.19)

Net asset value, end of year	$7.55	$6.84	$11.83	$10.22	$9.32

Total Return(b)	13.16%	(29.69)%	16.96%	11.76%	6.06%

Net assets, end of year (in 000’s)	$48,549	$64,188	$103,200	$89,556	$118,727

Ratio of net expenses to average net assets	1.17%	1.21%	1.21%	1.22%	1.23%

Ratio of total expenses to average net assets	1.27%	1.26%	1.26%	1.28%	1.31%

Ratio of net investment income to average net assets	2.44%	2.51%	1.78%	1.39%	1.92%

Portfolio turnover rate(c)	165%	167%	189%	178%	165%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUNDS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund

	Class R6 Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$6.84	$11.85	$10.23	$9.33	$8.98

Net investment income(a)	0.20	0.24	0.23	0.14	0.17

Net realized and unrealized gain (loss)	0.72	(3.17)	1.52	0.95	0.38

Total from investment operations	0.92	(2.93)	1.75	1.09	0.55

Distributions to shareholders from net investment income	(0.20)	(0.21)	(0.13)	(0.19)	(0.20)

Distributions to shareholders from net realized gains	–	(1.87)	–	–	–

Total distributions	(0.20)	(2.08)	(0.13)	(0.19)	(0.20)

Net asset value, end of year	$7.56	$6.84	$11.85	$10.23	$9.33

Total Return(b)	13.29%	(29.55)%	17.10%	11.81%	6.32%

Net assets, end of year (in 000’s)	$487,451	$417,309	$572,973	$465,604	$491,306

Ratio of net expenses to average net assets	1.08%	1.08%	1.08%	1.08%	1.09%

Ratio of total expenses to average net assets	1.14%	1.13%	1.13%	1.15%	1.17%

Ratio of net investment income to average net assets	2.52%	2.72%	1.90%	1.53%	1.89%

Portfolio turnover rate(c)	165%	167%	189%	178%	165%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUNDS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund

	Class R Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$6.72	$11.66	$10.08	$9.20	$8.86

Net investment income(a)	0.15	0.18	0.13	0.08	0.12

Net realized and unrealized gain (loss)	0.70	(3.10)	1.52	0.95	0.36

Total from investment operations	0.85	(2.92)	1.65	1.03	0.48

Distributions to shareholders from net investment income	(0.15)	(0.15)	(0.07)	(0.15)	(0.14)

Distributions to shareholders from net realized gains	–	(1.87)	–	–	–

Total distributions	(0.15)	(2.02)	(0.07)	(0.15)	(0.14)

Net asset value, end of year	$7.42	$6.72	$11.66	$10.08	$9.20

Total Return(b)	12.61%	(30.08)%	16.43%	11.19%	5.52%

Net assets, end of year (in 000’s)	$19,937	$17,352	$24,710	$29,635	$27,790

Ratio of net expenses to average net assets	1.67%	1.71%	1.71%	1.72%	1.73%

Ratio of total expenses to average net assets	1.76%	1.76%	1.76%	1.78%	1.82%

Ratio of net investment income to average net assets	1.92%	2.08%	1.11%	0.91%	1.27%

Portfolio turnover rate(c)	165%	167%	189%	178%	165%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUNDS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund

	Class P Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$6.84	$11.85	$10.23	$9.33	$8.98

Net investment income(a)	0.20	0.25	0.24	0.14	0.18

Net realized and unrealized gain (loss)	0.72	(3.18)	1.51	0.95	0.37

Total from investment operations	0.92	(2.93)	1.75	1.09	0.55

Distributions to shareholders from net investment income	(0.20)	(0.21)	(0.13)	(0.19)	(0.20)

Distributions to shareholders from net realized gains	–	(1.87)	–	–	–

Total distributions	(0.20)	(2.08)	(0.13)	(0.19)	(0.20)

Net asset value, end of year	$7.56	$6.84	$11.85	$10.23	$9.33

Total Return(b)	13.27%	(29.55)%	17.10%	11.80%	6.33%

Net assets, end of year (in 000’s)	$53,221	$78,229	$139,870	$112,229	$125,429

Ratio of net expenses to average net assets	1.08%	1.08%	1.08%	1.08%	1.09%

Ratio of total expenses to average net assets	1.14%	1.13%	1.13%	1.15%	1.17%

Ratio of net investment income to average net assets	2.55%	2.73%	1.92%	1.48%	1.96%

Portfolio turnover rate(c)	165%	167%	189%	178%	165%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund

	Class A Shares

	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.75		$14.76	$11.40	$12.46	$11.88

Net investment income(a)	0.27	(b)	0.31	0.22	0.14	0.23

Net realized and unrealized gain (loss)	1.54		(3.46)	3.35	(0.92)	0.52

Total from investment operations	1.81		(3.15)	3.57	(0.78)	0.75

Distributions to shareholders from net investment income	(0.42)		(0.41)	(0.21)	(0.28)	(0.17)

Distributions to shareholders from net realized gains	–		(0.45)	–	–	–

Total distributions	(0.42)		(0.86)	(0.21)	(0.28)	(0.17)

Net asset value, end of year	$12.14		$10.75	$14.76	$11.40	$12.46

Total Return(c)	17.17%		(22.56)%	31.50%	(6.44)%	6.58%

Net assets, end of year (in 000’s)	$68,093		$69,254	$103,852	$204,087	$237,898

Ratio of net expenses to average net assets	1.19%		1.18%	1.17%	1.17%	1.16%

Ratio of total expenses to average net assets	1.24%		1.22%	1.21%	1.23%	1.24%

Ratio of net investment income to average net assets	2.26	%(b)	2.44%	1.55%	1.22%	1.97%

Portfolio turnover rate(d)	157%		151%	164%	160%	136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.04 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund

	Class C Shares

	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.49		$14.42	$11.13	$12.13	$11.56

Net investment income(a)	0.18	(b)	0.21	0.15	0.05	0.14

Net realized and unrealized gain (loss)	1.51		(3.39)	3.24	(0.90)	0.52

Total from investment operations	1.69		(3.18)	3.39	(0.85)	0.66

Distributions to shareholders from net investment income	(0.30)		(0.30)	(0.10)	(0.15)	(0.09)

Distributions to shareholders from net realized gains	–		(0.45)	–	–	–

Total distributions	(0.30)		(0.75)	(0.10)	(0.15)	(0.09)

Net asset value, end of year	$11.88		$10.49	$14.42	$11.13	$12.13

Total Return(c)	16.26%		(23.16)%	30.53%	(7.08)%	5.79%

Net assets, end of year (in 000’s)	$6,529		$8,393	$14,406	$13,484	$22,427

Ratio of net expenses to average net assets	1.94%		1.93%	1.92%	1.92%	1.91%

Ratio of total expenses to average net assets	1.99%		1.97%	1.96%	1.98%	1.99%

Ratio of net investment income to average net assets	1.48	%(b)	1.69%	1.05%	0.42%	1.25%

Portfolio turnover rate(d)	157%		151%	164%	160%	136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.04 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund

	Institutional Shares

	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$11.11		$15.23	$11.76	$12.83	$12.22

Net investment income(a)	0.33	(b)	0.36	0.33	0.18	0.29

Net realized and unrealized gain (loss)	1.59		(3.57)	3.40	(0.93)	0.54

Total from investment operations	1.92		(3.21)	3.73	(0.75)	0.83

Distributions to shareholders from net investment income	(0.47)		(0.46)	(0.26)	(0.32)	(0.22)

Distributions to shareholders from net realized gains	–		(0.45)	–	–	–

Total distributions	(0.47)		(0.91)	(0.26)	(0.32)	(0.22)

Net asset value, end of year	$12.56		$11.11	$15.23	$11.76	$12.83

Total Return(c)	17.61%		(22.27)%	31.93%	(6.07)%	7.07%

Net assets, end of year (in 000’s)	$667,420		$675,506	$1,227,429	$810,510	$1,256,782

Ratio of net expenses to average net assets	0.82%		0.81%	0.80%	0.79%	0.79%

Ratio of total expenses to average net assets	0.87%		0.85%	0.84%	0.85%	0.85%

Ratio of net investment income to average net assets	2.60	%(b)	2.74%	2.25%	1.54%	2.41%

Portfolio turnover rate(d)	157%		151%	164%	160%	136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.04 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund

	Service Shares

	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.88		$14.91	$11.52	$12.57	$11.98

Net investment income(a)	0.26	(b)	0.30	0.25	0.12	0.23

Net realized and unrealized gain (loss)	1.57		(3.52)	3.33	(0.91)	0.52

Total from investment operations	1.83		(3.22)	3.58	(0.79)	0.75

Distributions to shareholders from net investment income	(0.40)		(0.36)	(0.19)	(0.26)	(0.16)

Distributions to shareholders from net realized gains	–		(0.45)	–	–	–

Total distributions	(0.40)		(0.81)	(0.19)	(0.26)	(0.16)

Net asset value, end of year	$12.31		$10.88	$14.91	$11.52	$12.57

Total Return(c)	17.03%		(22.69)%	31.25%	(6.50)%	6.45%

Net assets, end of year (in 000’s)	$2,153		$1,887	$2,927	$3,675	$5,386

Ratio of net expenses to average net assets	1.32%		1.31%	1.30%	1.29%	1.29%

Ratio of total expenses to average net assets	1.37%		1.35%	1.34%	1.35%	1.35%

Ratio of net investment income to average net assets	2.13	%(b)	2.33%	1.71%	1.03%	1.93%

Portfolio turnover rate(d)	157%		151%	164%	160%	136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.04 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund

	Investor Shares

	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.58		$14.55	$11.19	$12.23	$11.67

Net investment income(a)	0.30	(b)	0.34	0.25	0.16	0.27

Net realized and unrealized gain (loss)	1.51		(3.42)	3.30	(0.89)	0.50

Total from investment operations	1.81		(3.08)	3.55	(0.73)	0.77

Distributions to shareholders from net investment income	(0.45)		(0.44)	(0.19)	(0.31)	(0.21)

Distributions to shareholders from net realized gains	–		(0.45)	–	–	–

Total distributions	(0.45)		(0.89)	(0.19)	(0.31)	(0.21)

Net asset value, end of year	$11.94		$10.58	$14.55	$11.19	$12.23

Total Return(c)	17.48%		(22.39)%	31.90%	(6.21)%	6.90%

Net assets, end of year (in 000’s)	$61,176		$69,844	$96,352	$311,446	$549,732

Ratio of net expenses to average net assets	0.94%		0.93%	0.92%	0.92%	0.91%

Ratio of total expenses to average net assets	0.99%		0.97%	0.96%	0.98%	0.99%

Ratio of net investment income to average net assets	2.47	%(b)	2.73%	1.86%	1.42%	2.29%

Portfolio turnover rate(d)	157%		151%	164%	160%	136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.04 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund

	Class R6 Shares

	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$11.10		$15.22	$11.75	$12.82	$12.22

Net investment income(a)	0.33	(b)	0.37	0.33	0.19	0.30

Net realized and unrealized gain (loss)	1.59		(3.58)	3.40	(0.94)	0.52

Total from investment operations	1.92		(3.21)	3.73	(0.75)	0.82

Distributions to shareholders from net investment income	(0.47)		(0.46)	(0.26)	(0.32)	(0.22)

Distributions to shareholders from net realized gains	–		(0.45)	–	–	–

Total distributions	(0.47)		(0.91)	(0.26)	(0.32)	(0.22)

Net asset value, end of year	$12.55		$11.10	$15.22	$11.75	$12.82

Total Return(c)	17.55%		(22.28)%	31.97%	(6.06)%	7.10%

Net assets, end of year (in 000’s)	$327,287		$407,364	$627,430	$522,707	$595,264

Ratio of net expenses to average net assets	0.81%		0.80%	0.79%	0.78%	0.78%

Ratio of total expenses to average net assets	0.86%		0.84%	0.83%	0.84%	0.84%

Ratio of net investment income to average net assets	2.59	%(b)	2.85%	2.24%	1.61%	2.49%

Portfolio turnover rate(d)	157%		151%	164%	160%	136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.04 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund

	Class R Shares

	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.41		$14.32	$11.08	$12.10	$11.54

Net investment income(a)	0.24	(b)	0.27	0.21	0.11	0.21

Net realized and unrealized gain (loss)	1.50		(3.37)	3.21	(0.89)	0.50

Total from investment operations	1.74		(3.10)	3.42	(0.78)	0.71

Distributions to shareholders from net investment income	(0.39)		(0.36)	(0.18)	(0.24)	(0.15)

Distributions to shareholders from net realized gains	–		(0.45)	–	–	–

Total distributions	(0.39)		(0.81)	(0.18)	(0.24)	(0.15)

Net asset value, end of year	$11.76		$10.41	$14.32	$11.08	$12.10

Total Return(c)	16.93%		(22.79)%	31.19%	(6.69)%	6.36%

Net assets, end of year (in 000’s)	$5,254		$5,383	$7,896	$8,321	$9,281

Ratio of net expenses to average net assets	1.44%		1.43%	1.42%	1.42%	1.41%

Ratio of total expenses to average net assets	1.49%		1.47%	1.46%	1.48%	1.49%

Ratio of net investment income to average net assets	1.99	%(b)	2.20%	1.56%	0.99%	1.79%

Portfolio turnover rate(d)	157%		151%	164%	160%	136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.04 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund

	Class P Shares

	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$11.09		$15.21	$11.74	$12.81	$12.21

Net investment income(a)	0.33	(b)	0.38	0.33	0.19	0.30

Net realized and unrealized gain (loss)	1.59		(3.59)	3.40	(0.94)	0.52

Total from investment operations	1.92		(3.21)	3.73	(0.75)	0.82

Distributions to shareholders from net investment income	(0.47)		(0.46)	(0.26)	(0.32)	(0.22)

Distributions to shareholders from net realized gains	–		(0.45)	–	–	–

Total distributions	(0.47)		(0.91)	(0.26)	(0.32)	(0.22)

Net asset value, end of year	$12.54		$11.09	$15.21	$11.74	$12.81

Total Return(c)	17.56%		(22.29)%	32.00%	(6.06)%	7.03%

Net assets, end of year (in 000’s)	$344,796		$341,982	$470,881	$357,875	$372,536

Ratio of net expenses to average net assets	0.81%		0.80%	0.79%	0.78%	0.78%

Ratio of total expenses to average net assets	0.86%		0.84%	0.83%	0.84%	0.84%

Ratio of net investment income to average net assets	2.61	%(b)	2.95%	2.24%	1.62%	2.43%

Portfolio turnover rate(d)	157%		151%	164%	160%	136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.04 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund

	Class A Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.14	$14.32	$10.96	$11.77	$11.16

Net investment income(a)	0.26	0.32	0.27	0.08	0.17

Net realized and unrealized gain (loss)	0.81	(4.10)	3.28	(0.52)	0.55

Total from investment operations	1.07	(3.78)	3.55	(0.44)	0.72

Distributions to shareholders from net investment income	(0.29)	(0.40)	(0.19)	(0.37)	(0.11)

Net asset value, end of year	$10.92	$10.14	$14.32	$10.96	$11.77

Total Return(b)	10.55%	(27.07)%	32.65%	(3.98)%	6.68%

Net assets, end of year (in 000’s)	$71,921	$69,230	$150,934	$120,602	$163,427

Ratio of net expenses to average net assets	1.24%	1.24%	1.24%	1.25%	1.26%

Ratio of total expenses to average net assets	1.29%	1.28%	1.30%	1.31%	1.33%

Ratio of net investment income to average net assets	2.25%	2.63%	1.96%	0.76%	1.52%

Portfolio turnover rate(c)	163%	156%	185%	149%	131%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund

	Class C Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.77	$13.81	$10.56	$11.34	$10.73

Net investment income(a)	0.16	0.23	0.16	– (b)	0.09

Net realized and unrealized gain (loss)	0.79	(3.98)	3.17	(0.51)	0.54

Total from investment operations	0.95	(3.75)	3.33	(0.51)	0.63

Distributions to shareholders from net investment income	(0.17)	(0.29)	(0.08)	(0.27)	(0.02)

Net asset value, end of year	$10.55	$9.77	$13.81	$10.56	$11.34

Total Return(c)	9.77%	(27.65)%	31.67%	(4.71)%	5.94%

Net assets, end of year (in 000’s)	$10,025	$13,111	$28,406	$29,190	$51,728

Ratio of net expenses to average net assets	1.99%	1.99%	1.99%	2.00%	2.01%

Ratio of total expenses to average net assets	2.04%	2.03%	2.05%	2.06%	2.08%

Ratio of net investment income (loss) to average net assets	1.48%	1.92%	1.20%	(0.01)%	0.82%

Portfolio turnover rate(d)	163%	156%	185%	149%	131%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund

	Institutional Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.13	$14.33	$10.97	$11.78	$11.19

Net investment income(a)	0.30	0.38	0.33	0.12	0.22

Net realized and unrealized gain (loss)	0.81	(4.11)	3.27	(0.52)	0.54

Total from investment operations	1.11	(3.73)	3.60	(0.40)	0.76

Distributions to shareholders from net investment income	(0.34)	(0.47)	(0.24)	(0.41)	(0.17)

Net asset value, end of year	$10.90	$10.13	$14.33	$10.97	$11.78

Total Return(b)	10.96%	(26.80)%	33.11%	(3.61)%	7.10%

Net assets, end of year (in 000’s)	$2,353,230	$2,097,460	$2,579,024	$1,608,195	$2,134,382

Ratio of net expenses to average net assets	0.88%	0.87%	0.87%	0.87%	0.87%

Ratio of total expenses to average net assets	0.93%	0.91%	0.92%	0.93%	0.95%

Ratio of net investment income to average net assets	2.64%	3.14%	2.39%	1.13%	1.96%

Portfolio turnover rate(c)	163%	156%	185%	149%	131%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund

	Investor Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.08	$14.26	$10.92	$11.72	$11.12

Net investment income(a)	0.28	0.36	0.30	0.10	0.19

Net realized and unrealized gain (loss)	0.81	(4.09)	3.26	(0.51)	0.56

Total from investment operations	1.09	(3.73)	3.56	(0.41)	0.75

Distributions to shareholders from net investment income	(0.32)	(0.45)	(0.22)	(0.39)	(0.15)

Net asset value, end of year	$10.85	$10.08	$14.26	$10.92	$11.72

Total Return(b)	10.83%	(26.90)%	32.88%	(3.72)%	7.01%

Net assets, end of year (in 000’s)	$74,012	$89,627	$141,731	$131,558	$274,079

Ratio of net expenses to average net assets	1.00%	0.99%	0.99%	1.00%	1.01%

Ratio of total expenses to average net assets	1.04%	1.03%	1.05%	1.06%	1.08%

Ratio of net investment income to average net assets	2.48%	2.98%	2.21%	0.95%	1.74%

Portfolio turnover rate(c)	163%	156%	185%	149%	131%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund

	Class R6 Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.15	$14.36	$10.99	$11.80	$11.21

Net investment income(a)	0.30	0.38	0.31	0.13	0.22

Net realized and unrealized gain (loss)	0.82	(4.12)	3.29	(0.52)	0.54

Total from investment operations	1.12	(3.74)	3.60	(0.39)	0.76

Distributions to shareholders from net investment income	(0.34)	(0.47)	(0.23)	(0.42)	(0.17)

Net asset value, end of year	$10.93	$10.15	$14.36	$10.99	$11.80

Total Return(b)	11.04%	(26.81)%	33.12%	(3.60)%	7.11%

Net assets, end of year (in 000’s)	$452,434	$479,843	$878,443	$963,821	$1,192,142

Ratio of net expenses to average net assets	0.87%	0.86%	0.86%	0.86%	0.86%

Ratio of total expenses to average net assets	0.92%	0.90%	0.91%	0.92%	0.94%

Ratio of net investment income to average net assets	2.64%	3.06%	2.26%	1.19%	2.01%

Portfolio turnover rate(c)	163%	156%	185%	149%	131%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund

	Class P Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.15	$14.36	$10.99	$11.80	$11.21

Net investment income(a)	0.30	0.38	0.33	0.12	0.22

Net realized and unrealized gain (loss)	0.82	(4.12)	3.28	(0.51)	0.54

Total from investment operations	1.12	(3.74)	3.61	(0.39)	0.76

Distributions to shareholders from net investment income	(0.34)	(0.47)	(0.24)	(0.42)	(0.17)

Net asset value, end of year	$10.93	$10.15	$14.36	$10.99	$11.80

Total Return(b)	11.04%	(26.81)%	33.15%	(3.60)%	7.11%

Net assets, end of year (in 000’s)	$35,815	$35,538	$59,410	$43,631	$80,926

Ratio of net expenses to average net assets	0.87%	0.86%	0.86%	0.86%	0.86%

Ratio of total expenses to average net assets	0.92%	0.90%	0.92%	0.92%	0.94%

Ratio of net investment income to average net assets	2.65%	3.15%	2.41%	1.08%	1.96%

Portfolio turnover rate(c)	163%	156%	185%	149%	131%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements October 31, 2023

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Emerging Markets Equity Insights Fund	A, C, Institutional, Investor, R6, R and P	Non-diversified

International Equity Insights Fund	A, C, Institutional, Service, Investor, R6, R and P	Diversified

International Small Cap Insights Fund	A, C, Institutional, Investor, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

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Notes to Financial Statements (continued) October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

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Notes to Financial Statements (continued) October 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy— The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2023:

Emerging Markets Equity Insights Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$20,469,961	$18,169,403	$—

Asia	108,506,594	1,375,977,581	—

Europe	508,261	26,652,727	—

North America	42,253,068	—	—

South America	90,293,224	27,824,563	—

Securities Lending Reinvestment Vehicle	344,000	—	—

Total	$262,375,108	$1,448,624,274	$—

International Equity Insights Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$2,627,918	$—

Asia	10,871,171	375,082,562	—

Europe	23,384,561	812,683,859	—

North America	7,432,844	109,141,809	—

Oceania	1,647,168	110,901,350	—

Securities Lending Reinvestment Vehicle	19,690,260	—	—

Total	$63,026,004	$1,410,437,498	$—

Derivative Type

Assets

Futures Contracts(b)	$22,392	$—	$—

Liabilities

Futures Contracts(b)	$(6,933)	$—	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

International Small Cap Insights Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$24,087,418	$1,205,049,650	$—

Europe	176,824,129	1,226,190,570	—

North America	—	27,527,868	—

Oceania	—	245,524,212	—

Securities Lending Reinvestment Vehicle	20,934,214	—	—

Total	$221,845,761	$2,704,292,300	$—

Derivative Type

Assets

Futures Contracts(b)	$6,579	$—	$—

Liabilities

Futures Contracts(b)	$(2,162,994)	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

International Equity Insights Fund

Risk	Statements for Assets and Liabilities	Assets[1]	Statements for Assets and Liabilities	Liabilities[1]

Equity	Variation margin on futures contracts	$22,392	Variation margin on futures contracts	$(6,933)

International Small Cap Insights Fund

Risk	Statements for Assets and Liabilities	Assets[1]	Statements for Assets and Liabilities	Liabilities[1]

Equity	Variation margin on futures contracts	$6,579	Variation margin on futures contracts	$(2,162,994)

1

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of October 31, 2023 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

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Notes to Financial Statements (continued) October 31, 2023

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Emerging Markets Equity Insights Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(3,980,430)	$2,746,420

Currency	Net realized gain (loss) from forward currency exchange contracts/Net change in unrealized gain (loss) on forward currency exchange contracts	–	(63,926)

Total		(3,980,430)	2,682,494

International Equity Insights Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$66,793	$15,459

International Small Cap Insights Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$4,448,670	$(1,663,904)

For the fiscal year ended October 31, 2023, the relevant values for each derivative type was as follows:

Average number of Contracts(a)

Fund	Futures Contracts

Emerging Markets Equity Insights Fund	652

International Equity Insights Fund	309

International Small Cap Insights Fund	504

(a)

Amounts disclosed represent average number of contracts for futures, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended October 31, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement— Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

Emerging Markets Equity Insights Fund	1.00%	1.00%	0.90%	0.86%	0.84%	1.00%	1.00%

International Equity Insights Fund	0.81	0.73	0.69	0.68	0.67	0.78	0.78

International Small Cap Insights Fund	0.85	0.85	0.77	0.73	0.72	0.82	0.82

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended October 31, 2023, GSAM waived $12,097 and $179 of the Emerging Markets Equity Insights and International Equity Insights Funds’ management fees, respectively.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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Notes to Financial Statements (continued) October 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front-end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2023, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge

Fund	Class A	Class C

Emerging Markets Equity Insights Fund	$1,009	$—

International Equity Insights Fund	1,900	—

International Small Cap Insights Fund	1,487	—

D. Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Effective February 28, 2023, Goldman Sachs began waiving 0.06% of the average daily net assets of Class A, Class C, Investor, and Class R Shares of the Emerging Markets Equity Insights Fund. Prior to July 1, 2023, the rate for Class A, Class C, Investor and Class R Shares was 0.16%.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds are 0.054%, 0.004% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waiver/Credits	Other Expense Reimbursements	Total Expense Reductions

Emerging Markets Equity Insights Fund	$12,097	$48,072	$984,626	$1,044,795

International Equity Insights Fund	179	–	785,164	785,343

International Small Cap Insights Fund	–	–	1,448,129	1,448,129

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G. Line of Credit Facility — As of October 31, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

H. Other Transactions with Affiliates — The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2023:

Emerging Markets Equity Insights Fund

Underlying Fund	Beginning value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$5,459,494	$627,250,136	$(632,709,630)	$–	–	$323,522

International Equity Insights Fund

Underlying Fund	Beginning value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$–	$24,153,707	$(24,153,707)	$–	–	$4,711

International Small Cap Insights Fund

Underlying Fund	Beginning value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$–	$14,263,704	$(14,263,704)	$–	–	$1,708

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2023, were as follows:

Fund	Purchases	Sales

Emerging Markets Equity Insights Fund	$2,936,555,380	$2,881,514,368

International Equity Insights Fund	2,487,550,593	2,814,119,590

International Small Cap Insights Fund	4,915,292,099	4,924,924,407

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a

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Notes to Financial Statements (continued) October 31, 2023

7. SECURITIES LENDING (continued)

wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended October 31, 2023, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended October 31, 2023

Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2023

Emerging Markets Equity Insights Fund	$6,164	$4,058	$—

International Equity Insights Fund	44,643	1,276	1,089,660

International Small Cap Insights Fund	75,719	27,800	476,719

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended October 31, 2023.

Fund	Beginning value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2023

Emerging Markets Equity Insights Fund	$1,701,266	$58,103,361	$(59,460,627)	$344,000

International Equity Insights Fund	5,817,654	368,760,208	(354,887,602)	19,690,260

International Small Cap Insights Fund	21,447,967	504,606,630	(505,120,383)	20,934,214

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2023, were as follows:

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund

Distributions paid from:

Ordinary Income	$44,622,114	$61,910,213	$89,995,482

The tax character of distributions paid during the fiscal year ended October 31, 2022, were as follows:
	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund

Distributions paid from:

Ordinary Income	$146,613,206	$79,088,893	$125,223,868

Net long-term capital gains	191,314,675	75,614,604	—

Total taxable distributions	$337,927,881	$154,703,497	$125,223,868

As of October 31, 2023, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Emerging Markets Equity Insights Fund	International Equity Insights Fund*	International Small Cap Insights Fund

Undistributed ordinary income — net	$61,635,798	$40,761,520	$89,434,736

Total undistributed earnings	$61,635,798	$40,761,520	$89,434,736

Capital loss carryforwards:

Perpetual Short-Term	$(367,398,739)	$(106,059,226)	$(464,106,914)

Perpetual Long-Term	(58,986,005)	(13,281,479)	(43,480,790)

Total capital loss carryforwards	$(426,384,744)	$(119,340,705)	$(507,587,704)

Unrealized gains (losses) — net	$(12,225,407)	$13,536,924	$(77,856,810)

Total accumulated earnings (losses) — net	$(376,974,353)	$(65,042,261)	$(496,009,778)

*	International Equity Insights Fund utilized $50,721,214 of capital losses in the current fiscal year.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued) October 31, 2023

8. TAX INFORMATION (continued)

As of October 31, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows.

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund

Tax Cost	$1,721,014,377	$1,459,524,237	$3,000,752,161

Gross unrealized gain	156,001,734	92,962,090	211,518,005

Gross unrealized loss	(168,227,141)	(79,425,166)	(289,374,815)

Net unrealized gain (loss)	$(12,225,407)	$13,536,924	$(77,856,810)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, passive foreign investment company investments, and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Investment Style Risk — Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) end to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions,

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND S

9. OTHER RISKS (continued)

which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Mid-Cap and Small-Cap Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Non-Diversification Risk — The Emerging Markets Equity Insights Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Turnover Rate Risk — A high rate of portfolio turnover may involve correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued) October 31, 2023

11. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust II and Goldman Sachs Variable Insurance Trust, in July 2023, the Board voted to nominate Cheryl K. Beebe, John G. Chou, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust. Messrs. Chou and Wirth and Ms. Dowling currently serve as Trustees of the Trust. At a virtual special joint meeting of shareholders held on November 16, 2023, each of the Nominees (except Messrs. Chou and Wirth and Ms. Dowling) was elected to serve as Trustees alongside the current Trustees of the Trust, effective January 1, 2024. Each of Messrs. Chou and Wirth and Ms. Dowling was also elected at the meeting and continue to serve as Trustees of the Trust.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Equity Insights Fund

	For the Fiscal Year Ended October 31, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	996,500	$7,732,206	1,139,234	$10,051,175

Reinvestment of distributions	86,134	646,869	818,417	8,011,778

Shares redeemed	(1,670,888)	(13,070,206)	(2,151,315)	(20,226,898)

	(588,254)	(4,691,131)	(193,664)	(2,163,945)

Class C Shares

Shares sold	112,179	858,313	64,582	530,995

Reinvestment of distributions	6,789	50,511	98,001	943,653

Shares redeemed	(148,347)	(1,153,684)	(191,641)	(1,720,784)

	(29,379)	(244,860)	(29,058)	(246,136)

Institutional Shares

Shares sold	46,936,674	362,557,037	74,165,248	635,424,773

Reinvestment of distributions	3,109,679	23,198,208	17,222,127	168,236,880

Shares redeemed	(43,063,312)	(331,377,624)	(43,144,190)	(373,712,149)

	6,983,041	54,377,621	48,243,185	429,949,504

Investor Shares

Shares sold	3,582,105	27,800,712	3,968,890	33,777,030

Reinvestment of distributions	261,952	1,951,545	1,822,918	17,774,994

Shares redeemed	(6,803,777)	(53,519,654)	(5,122,494)	(45,918,875)

	(2,959,720)	(23,767,397)	669,314	5,633,149

Class R6 Shares

Shares sold	15,715,063	121,608,329	27,005,926	229,944,414

Reinvestment of distributions	1,502,821	11,196,018	9,632,514	93,996,204

Shares redeemed	(13,693,737)	(107,034,069)	(24,020,041)	(205,626,537)

	3,524,147	25,770,278	12,618,399	118,314,081

Class R Shares

Shares sold	557,955	4,231,561	548,884	4,860,054

Reinvestment of distributions	52,195	384,153	460,887	4,417,480

Shares redeemed	(507,468)	(3,928,904)	(545,548)	(4,762,576)

	102,682	686,810	464,223	4,514,958

Class P Shares

Shares sold	2,500,065	18,920,298	6,130,295	50,317,960

Reinvestment of distributions	241,697	1,800,643	2,567,811	25,054,959

Shares redeemed	(7,131,624)	(53,976,717)	(9,072,302)	(75,418,971)

	(4,389,862)	(33,255,776)	(374,196)	(46,052)

NET INCREASE	2,642,655	$18,875,545	61,398,203	$555,955,559

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued) October 31, 2023

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity Insights Fund

	For the Fiscal Year Ended October 31, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	801,820	$9,807,431	1,211,824	$15,218,091

Reinvestment of distributions	205,096	2,342,201	381,838	5,244,473

Shares redeemed	(1,844,402)	(22,777,717)	(2,184,926)	(27,873,065)

	(837,486)	(10,628,085)	(591,264)	(7,410,501)

Class C Shares

Shares sold	37,441	442,775	38,238	478,345

Reinvestment of distributions	15,940	179,321	46,326	623,465

Shares redeemed	(304,160)	(3,640,739)	(283,433)	(3,364,455)

	(250,779)	(3,018,643)	(198,869)	(2,262,645)

Institutional Shares

Shares sold	12,179,148	154,986,550	21,174,801	272,935,937

Reinvestment of distributions	1,053,147	12,406,075	3,501,048	49,669,529

Shares redeemed	(20,929,953)	(261,177,988)	(44,443,531)	(574,079,124)

	(7,697,658)	(93,785,363)	(19,767,682)	(251,473,658)

Service Shares

Shares sold	25,525	318,132	41,614	506,533

Reinvestment of distributions	5,584	64,720	10,537	146,552

Shares redeemed	(29,603)	(365,537)	(75,020)	(943,746)

	1,506	17,315	(22,869)	(290,661)

Investor Shares

Shares sold	1,502,091	18,184,930	2,334,270	28,234,502

Reinvestment of distributions	235,236	2,637,002	441,728	5,961,017

Shares redeemed	(3,218,560)	(38,763,011)	(2,796,739)	(33,840,289)

	(1,481,233)	(17,941,079)	(20,741)	355,230

Class R6 Shares

Shares sold	3,833,962	49,258,970	8,149,108	111,753,063

Reinvestment of distributions	1,194,421	14,058,339	2,426,596	34,310,169

Shares redeemed	(15,662,192)	(196,568,662)	(15,093,491)	(192,897,952)

	(10,633,809)	(133,251,353)	(4,517,787)	(46,834,720)

Class R Shares

Shares sold	63,377	759,411	91,169	1,107,258

Reinvestment of distributions	17,370	192,457	33,666	448,702

Shares redeemed	(150,755)	(1,800,839)	(159,219)	(1,931,230)

	(70,008)	(848,971)	(34,384)	(375,270)

Class P Shares

Shares sold	3,427,765	41,488,903	11,060,072	132,796,447

Reinvestment of distributions	1,105,875	13,005,096	2,013,329	28,448,250

Shares redeemed	(7,883,339)	(96,207,507)	(13,196,037)	(158,584,036)

	(3,349,699)	(41,713,508)	(122,636)	2,660,661

NET DECREASE	(24,319,166)	$(301,169,687)	(25,276,232)	$(305,631,564)

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Small Cap Insights Fund

	For the Fiscal Year Ended October 31, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	1,266,122	$14,298,588	1,267,423	$15,429,797

Reinvestment of distributions	163,045	1,773,932	202,215	2,679,347

Shares redeemed	(1,672,165)	(19,124,963)	(5,181,715)	(66,968,557)

	(242,998)	(3,052,443)	(3,712,077)	(48,859,413)

Class C Shares

Shares sold	14,373	159,636	22,692	273,534

Reinvestment of distributions	21,115	223,401	43,827	563,181

Shares redeemed	(427,137)	(4,748,163)	(781,977)	(8,997,277)

	(391,649)	(4,365,126)	(715,458)	(8,160,562)

Institutional Shares

Shares sold	61,522,295	697,981,368	77,060,400	919,038,682

Reinvestment of distributions	6,116,747	66,244,372	6,276,089	82,844,371

Shares redeemed	(58,855,175)	(669,583,688)	(56,214,305)	(672,860,547)

	8,783,867	94,642,052	27,122,184	329,022,506

Investor Shares

Shares sold	1,611,722	18,426,944	2,484,377	29,984,770

Reinvestment of distributions	235,588	2,541,993	338,843	4,455,780

Shares redeemed	(3,918,701)	(44,316,906)	(3,869,213)	(46,089,552)

	(2,071,391)	(23,347,969)	(1,045,993)	(11,649,002)

Class R6 Shares

Shares sold	4,891,142	56,256,590	9,392,486	115,712,651

Reinvestment of distributions	1,415,374	15,356,814	2,136,338	28,263,748

Shares redeemed	(12,170,056)	(136,666,528)	(25,423,719)	(313,550,405)

	(5,863,540)	(65,053,124)	(13,894,895)	(169,574,006)

Class P Shares

Shares sold	62,751	725,733	14,449	164,886

Reinvestment of distributions	106,151	1,151,742	146,295	1,934,022

Shares redeemed	(391,956)	(4,470,133)	(796,954)	(8,305,637)

	(223,054)	(2,592,658)	(636,210)	(6,206,729)

NET INCREASE (DECREASE)	(8,765)	$(3,769,268)	7,117,551	$84,572,794

85

      Report of Independent Registered Public

      Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs International Small Cap Insights Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs International Small Cap Insights Fund (three of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs International Small Cap Insights Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)

to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(o)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2022, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2023. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees observed that the Emerging Markets Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three- and ten-year periods, in the third quartile for the five-year period, and in the fourth quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three- and ten-year periods and underperformed for the one- and five-year periods ended March 31, 2023. They noted that the Emerging Markets Equity Insights Fund had experienced certain portfolio management changes in 2022. The Trustees considered that the International Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and ten-year periods, and in the third quartile for the five-year period, and had outperformed the Fund’s benchmark index for the three- and ten-year periods and underperformed for the one- and five-year periods ended March 31, 2023. They observed that the International Equity Insights Fund had experienced certain portfolio management changes in 2022. The Trustees noted that the International Small Cap Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and ten-year periods, and in the third quartile for the and three- and five-year periods, and had outperformed the Fund’s benchmark index for the one-, three, and ten-year periods and underperformed for the five-year period ended March 31, 2023.

Cost of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Emerging Markets Equity Insights Fund that would have the effect of decreasing total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund

First $1 billion	1.00%	0.81%	0.85%

Next $1 billion	1.00	0.73	0.85

Next $3 billion	0.90	0.69	0.77

Next $3 billion	0.86	0.68	0.73

Over $8 billion	0.84	0.67	0.72

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Emerging Markets Equity Insights Fund’s Class A, Class C, Investor, and Class R Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the International Equity Insights Fund and International Small Cap Insights Fund, each of which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (i) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (j) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2024.

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Fund Expenses — Six Month Period Ended October 31, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 through October 31, 2023, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Equity Insights Fund			International Equity Insights Fund			International Small Cap Insights Fund
Share Class	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid for the 6 months ended 10/31/23*	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid for the 6 months ended 10/31/23*	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid for the 6 months ended 10/31/23*
Class A
Actual	$1,000.00	$979.40	$6.98	$1,000.00	$958.20	$5.87	$1,000.00	$926.20	$6.02
Hypothetical 5% return	1,000.00	1,018.15+	7.12	1,000.00	1,019.21+	6.06	1,000.00	1,018.95+	6.31
Class C
Actua	1,000.00	976.50	10.66	1,000.00	954.20	9.56	1,000.00	923.00	9.65
Hypothetical 5% return	1,000.00	1,014.42+	10.87	1,000.00	1,015.43+	9.86	1,000.00	1,015.17+	10.11
Institutional
Actual	1,000.00	980.50	5.49	1,000.00	960.30	4.05	1,000.00	927.70	4.28
Hypothetical 5% return	1,000.00	1,019.66+	5.60	1,000.00	1,021.07+	4.18	1,000.00	1,020.77+	4.48
Service
Actual	N/A	N/A	N/A	1,000.00	957.20	6.51	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,018.55+	6.72	N/A	N/A	N/A
Investor
Actual	1,000.00	980.50	5.74	1,000.00	959.80	4.64	1,000.00	927.30	4.81
Hypothetical 5% return	1,000.00	1,019.41+	5.85	1,000.00	1,020.47+	4.79	1,000.00	1,020.21+	5.04
Class R6
Actual	1,000.00	981.80	5.44	1,000.00	959.50	4.00	1,000.00	927.80	4.23
Hypothetical 5% return	1,000.00	1,019.71+	5.55	1,000.00	1,021.12+	4.13	1,000.00	1,020.82+	4.43
Class R
Actual	1,000.00	977.60	8.22	1,000.00	956.90	7.10	N/A	N/A	N/A
Hypothetical 5% return	1,000.00	1,016.89+	8.39	1,000.00	1,017.95+	7.32	N/A	N/A	N/A
Class P
Actual	1,000.00	981.80	5.44	1,000.00	959.40	4.00	1,000.00	927.80	4.23
Hypothetical 5% return	1,000.00	1,019.71+	5.55	1,000.00	1,021.12+	4.13	1,000.00	1,020.82+	4.43

*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
Emerging Markets Equity Insights Fund	1.40%	2.14%	1.10%	N/A	1.15%	1.09%	1.65%	1.09%
International Equity Insights Fund	1.19	1.94	0.82	1.32%	0.94	0.81	1.44	0.81
International Small Cap Insights Fund	1.24	1.99	0.88	N/A	0.99	0.87	N/A	0.87

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Trustees and Officers (Unaudited)

Independent Trustees

Name Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Gregory G. Weaver Age: 72	Chair of the Board of Trustees	Since 2023 (Trustee since 2015)	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

Dwight L. Bush Age: 66	Trustee	Since 2020

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014- 2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	MoneyLion, Inc. (an operator of a data- driven, digital financial platform)

Kathryn A. Cassidy Age: 69	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014- December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 67	Trustee	Since 2022	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021-2022); Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017) of Cencora, Inc. (a pharmaceutical and healthcare company. Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 63	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Stepan Company (a specialty chemical manufacturer)

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Trustees and Officers (Unaudited) (continued) Independent Trustees

Name Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Eileen H. Dowling Age: 61	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017-2021), Multinational Corporations (2019-2021), the Institutional Product Group (2015-2019) and Institutional Marketing (2013- 2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Paul C. Wirth Age: 65	Trustee	Since 2022	Mr. Wirth is retired. He is Executive Advisor, My Next Season LLC (a career transition advisory firm) (2023-present). Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

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Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 61	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	193	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith. Information is provided as of October 31, 2023.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2023, Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 68 portfolios (34 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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Trustees and Officers (Unaudited) (continued) Officers of the Trust*

Name Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 61	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 49	Secretary	Since 2023

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Secretary—Goldman Sachs Trust (previously Assistant Secretary (2022)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II (previously Assistant Secretary (2022)); and Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)).

Assistant Secretary—Goldman Sachs MLP and Energy Renaissance Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of October 31, 2023.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — International Equity Insights Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2023, the total amount of income received by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds from sources within foreign countries and possessions of the United States was $0.2467, $0.5454, and $0.3892 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds were 98.88%, 92.66%, and 93.13%, respectively. The total amount of taxes paid by the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds to such countries was $0.0502, $0.0437, and $0.0375 per share, respectively.

For the year ended October 31, 2023, 100%, 100% and 100% of the dividends paid from net investment company taxable income by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the year ended October 31, 2023, 0.56% of the dividends paid from net investment company taxable income by the Emerging Markets Equity Insights Fund qualifies for the dividends received deduction available to corporations.

96

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.42 trillion in assets under supervision as of September 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund[5]
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
[5]	Effective after the close of business on September 22, 2023, the Goldman Sachs Multi-Manager Alternatives Fund was renamed the Goldman Sachs Multi-Strategy Alternatives Fund.
Financial Square FundsSM and Investor FundsSM and registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

97

TRUSTEES OFFICERS Gregory G. Weaver, Chair James A. McNamara, President Dwight L. Bush Joseph F. DiMaria, Principal Financial Officer, Kathryn A. Cassidy Principal Accounting Officer and Treasurer John G. Chou Robert Griffith, Secretary Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth GOLDMAN SACHS & CO. LLC GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282 The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc.(MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). © 2023 Goldman Sachs. All rights reserved. 347711-OTU- 10/2023 INTINSAR-23

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Kathryn A. Cassidy is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2023	2022	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$4,008,636	$3,946,012	Financial Statement audits.

Audit-Related Fees:

• PwC	$ 516,600	$438,000	Other attest services.

Tax Fees:

• PwC	$ 0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2023	2022	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,075,449	$1,906,448	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2023 and October 31, 2022 were $516,600 and $438,000, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2022 and December 31, 2021 were approximately $17.1 million and $14.4 million, respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2023. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2022 and 2021 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

Item  4(i) — Not applicable.

Item  4(j) — Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 26, 2022.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 4, 2024

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	January 4, 2024